UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of principal executive offices)

Robin S. Yonis
Vice President and General Counsel of Pacific Select Fund
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and address of agent for service)

Copies to:

Anthony Zacharski, Esq
Dechert LLP
90 State House Square
Hartford, CT 06103-3702

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011–December 31, 2011

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2011

Annual
Report

TABLE OF CONTENTS

PACIFIC SELECT FUND

Letter to Shareholders	A-1
Performance Discussion	A-3
Schedules of Investments	B-1
Financial Statements:
Statements of Assets and Liabilities	C-1
Statements of Operations	C-8
Statements of Changes in Net Assets	C-15
Statement of Cash Flows	C-28
Financial Highlights	C-29
Notes to Financial Statements	D-1
Report of Independent Registered Public Accounting Firm	E-1
Disclosure of Fund Expenses	F-1
Trustees and Officers Information	F-4
Approval of Investment Advisory Agreement and Portfolio Management Agreements	F-8
Where to Go for More Information	F-12

The 2011 Annual Report for the American Funds® Insurance Series (“AFIS”) will be mailed separately to all Pacific Life Insurance Company and Pacific Life & Annuity Company variable life insurance policyholders and variable annuity contract owners with allocations to the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios of the Pacific Select Fund (“PSF”). For those policyholders and contract owners, the AFIS Annual Report should be read in conjunction with the PSF Annual Report included herein.

PACIFIC SELECT FUND
Dear Shareholders:
     We are pleased to share with you the Pacific Select Fund (Fund) Annual Report dated December 31, 2011. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries. Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Fund and supervises the management of all of the Fund’s portfolios. As Adviser to the Fund, PLFA manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (Portfolio Optimization Portfolios), each of which is an asset allocation “fund of funds” and which invests in certain other Fund portfolios.
     PLFA also manages the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (Pacific Dynamix Portfolios) each of which is an asset allocation “fund of funds” and which invests in certain other Fund portfolios (Pacific Dynamix Underlying Portfolios) that are only available for investment by the three Pacific Dynamix Portfolios and are included in a separate Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the Pacific Dynamix Underlying Portfolios’ Annual Report.
     Additionally, PLFA does business under the name “Pacific Asset Management” and manages the Cash Management and the High Yield Bond Portfolios under that name. For the other portfolios, with the exception of the American Funds® Growth, the American Funds® Growth-Income and the American Funds® Asset Allocation Portfolios, the Adviser has retained other firms to serve as portfolio managers under its supervision. Each of the American Funds Growth, the American Funds Growth-Income and the American Funds Asset Allocation Portfolios (the master-feeder portfolios) invests all of its assets in a master fund; and consequently, the Adviser has not retained other portfolio managers to manage assets of these portfolios. The portfolio managers and their portfolios as of December 31, 2011 are listed below:

Portfolio	Portfolio Manager
Cash Management	Pacific Asset Management
Diversified Bond	Western Asset Management Company (Western Asset)
Floating Rate Loan	Eaton Vance Management (Eaton Vance)
High Yield Bond	Pacific Asset Management
Inflation Managed	Pacific Investment Management Company LLC (PIMCO)
Inflation Protected	Western Asset Management Company (Western Asset)
Managed Bond	Pacific Investment Management Company LLC (PIMCO)
Short Duration Bond	T. Rowe Price Associates, Inc. (T. Rowe Price)
American Funds® Growth American Funds® Growth-Income	Capital Research and Management Company (Capital Research) - adviser to the Master Growth and Growth-Income Funds
Comstock	Invesco Advisers, Inc. (Invesco)
Dividend Growth	T. Rowe Price Associates, Inc. (T. Rowe Price)
Equity Index	BlackRock Investment Management, LLC (BlackRock)
Focused 30 Growth LT	Janus Capital Management LLC (Janus)
Large-Cap Growth	UBS Global Asset Management (Americas) Inc. (UBS)
Large-Cap Value	ClearBridge Advisors, LLC (ClearBridge)
Long/Short Large-Cap	J.P. Morgan Investment Management Inc. (JP Morgan)
Main Street® Core	OppenheimerFunds, Inc. (Oppenheimer)
Mid-Cap Equity	Lazard Asset Management LLC (Lazard)
Mid-Cap Growth	Morgan Stanley Investment Management Inc. (Morgan Stanley)
Mid-Cap Value	BlackRock Capital Management, Inc. (BlackRock Capital)
Small-Cap Equity	Franklin Advisory Services, LLC (Franklin)/BlackRock Investment Management, LLC (BlackRock)
Small-Cap Growth	Fred Alger Management, Inc. (Alger)
Small-Cap Index	BlackRock Investment Management, LLC (BlackRock)
Small-Cap Value	NFJ Investment Group LLC (NFJ)
Health Sciences	Jennison Associates LLC (Jennison)
Real Estate	Morgan Stanley Investment Management Inc. (Morgan Stanley)
Technology	Columbia Management Investment Advisers, LLC (Columbia)
Emerging Markets	OppenheimerFunds, Inc. (Oppenheimer)
International Large-Cap	MFS Investment Management (MFS)
International Small-Cap	Batterymarch Financial Management, Inc. (Batterymarch)
International Value	J.P. Morgan Investment Management Inc. (JP Morgan)
American Funds® Asset Allocation	Capital Research and Management Company (Capital Research) - adviser to the Master Asset Allocation Fund

PACIFIC SELECT FUND

Pacific Dynamix — Conservative Growth	Pacific Life Fund Advisors LLC (PLFA)
Pacific Dynamix — Moderate Growth
Pacific Dynamix — Growth
Portfolio Optimization Conservative
Portfolio Optimization Moderate-Conservative
Portfolio Optimization Moderate
Portfolio Optimization Growth
Portfolio Optimization Aggressive-Growth

     Each of the portfolio managers, or in the case of the master-feeder portfolios, the adviser to the master funds, has prepared a discussion regarding the performance of the portfolios that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.
     We appreciate your confidence in the Fund and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Mary Ann Brown
Chairman of the Board	Chief Executive Officer
Pacific Select Fund	Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION
     This Annual Report is provided for the general information of investors with beneficial interests in the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus, as supplemented, which contains information about the Fund and each of its portfolios, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a portfolio will achieve its investment objective. Each portfolio is subject to market risk. The value of a portfolio changes as its asset values go up or down. The value of a portfolio’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and seven-day yield (Cash Management Portfolio only) do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of the Fund’s portfolios compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the portfolios. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.
     PLFA supervises the management of all of the portfolios of the Fund (subject to the review of the Fund’s Board) and directly manages, under the name Pacific Asset Management, the High Yield Bond and Cash Management Portfolios. PLFA also manages the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed as of December 31, 2011.
     For the other portfolios, with the exception of the American Funds® Growth, American Funds® Growth-Income, and American Funds® Asset Allocation Portfolios (managed by Capital Research), PLFA has retained other firms to serve as portfolio managers under its supervision. Each of the portfolio managers (including Capital Research) has written a separate commentary specific to the portfolios that they manage and as such, is based on their opinions of how their portfolio(s) performed during the year. The views expressed in the commentaries reflect those of the portfolio managers as of December 31, 2011.
     All views are subject to change at any time based upon market or other conditions, and the Fund, its adviser and the portfolio managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the portfolio manager or adviser, as applicable. The adviser and portfolio managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Fund’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Fund’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.
     In connection with any forward-looking statements and any investment in the Fund, investors should carefully consider the investment objectives, policies and risks described in the Fund’s current prospectus, as supplemented, and the Statement of Additional Information, as supplemented.
Market Conditions (for the twelve-months ended December 31, 2011)

Executive Summary
     Markets faced turbulent conditions throughout 2011, particularly in the latter half of the year. Obstacles came from multiple areas of the world and dealing with crises became a common event. Macroeconomic factors became the primary driver to performance over the reporting period, as markets moved on a “risk-on” and “risk-off” basis — riskier securities generally outperformed when macro headlines were positive, and conservative securities tended to outperform when news was negative.
     In the first half of the year, markets endured the geopolitical tension in the Middle East and Northern Africa (MENA) region, which ultimately led to regime changes in many of these nations. The uncertainty in the region caused oil prices to temporarily spike above $100 per barrel earlier in the year. Additionally, Japan dealt with the devastating earthquake and tsunami that caused a disruption in the global supply chain. This forced many automakers and other manufacturers to delay production, adding pressure to an already challenging period.
     Over the second half of the year, the spotlight shifted back to the debt crisis in Europe that initially surfaced in 2009. The struggle in Europe appeared to have a direct impact on the U.S. and other regional markets, especially in the third quarter. Global equity markets plummeted as uncertainty in the European Union and the eurozone amplified. Further contributing to the volatility, news of a potential resolution caused equity markets to rally, whereas opposition to such propositions pushed markets back down. The lack of progress and uniformity in resolving the situation fueled the volatility in the global market place. U.S. politicians also contributed a fair share of disruption during the period. Political debate became rampant as the parties prepared for the upcoming 2012 presidential election. The gridlock in Washington D.C. was clearly evident in the manner Congress handled fiscal planning. Instead of productively negotiating terms, political members fought over the fiscal budget plan without finding a clear resolution. Such display triggered Standard & Poor’s to downgrade the U.S. credit rating from the highest rating of AAA down to AA+.
     While fundamental factors seemed to have been largely neglected throughout the year, they appeared to remain solid. U.S. corporate profits continued to rise to all-time highs, and valuations on U.S. equities looked attractive. Nevertheless, fear dominated the marketplace, resulting in a theme of flight-to-safety (e.g. shift into Treasuries) during the reporting period.
     The following sections highlight how specific market segments responded to the events that unfolded over the year.
See explanation of symbol and benchmark definitions on A-48 through A-50

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Fixed Income
     Among the major asset classes, the fixed income segment generally fared better than the other major groups. For the 2011 calendar year, the overall fixed income market (as measured by the Barclays Capital U.S. Aggregate Bond Index) gained 7.84%. During the challenging economic environment, long-term Treasuries led the bond market. The Barclays Capital Long Term US Treasury Index increased by 29.93% for the calendar year. Despite Standard & Poor’s downgrade of the U.S. credit rating, investors continued to shift assets into Treasuries during the volatile market condition. Treasury yields (which have an inverse relationship to prices) reached historic lows during the period, as the 10-Year Treasury yield dipped below 2.00%. This phenomenon was partially supported by the Federal Reserve’s (Fed) stimulus plan called “Operation Twist.” This policy (which is expected to run from October 2011 to June 2012) entails selling approximately $400 billion in short-term Treasuries and using the funds to purchase long-term bonds. This effort seeks to keep long-term interest rates low and encourage borrowing.
     While U.S. regulators continued to intervene, investors showed concerns abroad. European bonds (both sovereign and non-sovereign) were among the worst performing categories of the fixed income market. The jittery sentiment spilled into other sectors, which was reflected in credit spreads that widened in the second half of the year. Riskier credits experienced a sharper increase in spreads, resulting in high yield bonds to generally lag behind investment grade credits. Additionally, the securitized credit group (i.e. commercial mortgage-backed securities (CMBS), mortgage-backed securities (MBS), and asset-backed securities (ABS) generally fared better than European bonds and high yield sectors but trailed the broad fixed income market. Short-term credit returns barely budged in 2011, as the Fed continued to hold the Federal Funds (Fed Funds) rate near zero percent. Low cash yields and the Fed’s ongoing message of maintaining “exceptionally low levels for the Fed Funds rate for an extended period” have kept the short end of the yield curve relatively flat for approximately three years.
Domestic Equity
     The domestic equity market traded within a support and resistance range in the first half of the year but experienced wild fluctuation in the second half of 2011. Nevertheless, the S&P 500 Index managed to finish the year on a positive note with a modest gain of 2.11% for the period. Consistent with the overall risk averse sentiment, higher quality and conservative stocks generally performed better than their counterparts. In terms of market capitalization tiers, large-capitalization stocks outperformed small-capitalization stocks. Large-capitalization stocks (as measured by the Russell 1000 Index) returned 1.50%, whereas small-capitalization stocks (as measured by the Russell 2000 Index) fell 4.18% for the reporting period. Investors appeared to have a preference for more established companies that may have been able to better withstand the difficult economic conditions. Additionally, higher quality companies (as determined by those with lower debt-to-capital, higher return-on-equity, and higher profit margins) generally fared well during this period. With respect to style, domestic growth stocks outpaced their value counterparts in 2011. This was partly due to the financial sectors generally having a higher weight in value indices. Financials was the worst performing equity sector, sliding 17.06% for the period. On the other hand, defensive sectors (which tend to have less sensitivity to economic cycles) performed well — for the calendar year, the utilities, consumer staples and health care sectors returned 19.91%, 13.99% and 12.73%, respectively (Source: Standard and Poor’s). Dividend-paying stocks also performed well for the year as investors searched for yield and income amid the low interest rate environment. In particular, the real estate investment trust (REIT) market continued to deliver solid returns throughout 2011. The Financial Times Stock Exchange National Association of Real Estate Investment Trust (FSTE NAREIT) Equity REITs Index gained 8.29% for the year. Self storage and apartment REITs performed well, which may have been a result of a receding trend in homeownership rates. On the other hand, hotel, industrial and office segments of the REITs market continued to struggle.
International Equity
     With much of the global concerns centering on Europe, the developed international equity market trailed the U.S. stock market, as the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index dropped 12.14% for the year. Similar to the U.S. equity market, international large-capitalization stocks outperformed small-capitalization stocks. However, styles were mixed as value outpaced growth in the large-capitalization space, but growth outshined value in the small-capitalization area. Although the sovereign debt problems have been concentrated in several peripheral European countries (i.e. Portugal, Ireland, Italy, Greece and Spain), the lack of progress in finding a definitive solution has fed concerns to other regions around the world. Even China has expressed concerns over its exports to Europe as the export-led country has begun to refocus on growth over inflation. Many emerging market countries had focused on taming inflation by raising interest rates throughout 2011. Such measures may have had additional downward pressure on their respective stock markets. The MSCI Emerging Markets Index plunged 18.42% for the period.
Concluding Remarks
     The 2011 calendar year repeated another period of volatility. In such environments, the bond market tends to hold up well as many seek shelter in Treasuries. Despite the harsh conditions, the S&P 500 Index managed to climb out of negative territory toward the end of the year. On the other hand, foreign equity markets had more difficulty trying to recover from the sharp fall in the summer of 2011. From a macroeconomic perspective, conditions in the U.S. have shown slight signs of stabilization — albeit still a distance from normalization. Housing starts have slowly trended in a positive direction, but levels remain well below the historical average. Similarly, the unemployment rate continues to fall but lingers at an elevated level. On a brighter side, corporate profits continue to rise to all-time highs.
     The debt crisis in Europe, which began in late 2009, became the primary focus throughout the past year. The lack of collaboration in resolving the problem reverberated throughout the global marketplace. Wild swings in the market had become a frequent occurrence in recent quarters. The struggle in Europe appeared to have a direct impact on the U.S. and other regional markets. However, recent signs have shown a modest decoupling between the U.S. and international markets. Many economists and market participants anticipate Europe heading into another recession, while some reports may signal a healing U.S. economy. Nevertheless, the U.S. continues to deal with its fair share of uncertainty. As noted, political disorder had contributed to the fluctuation in the U.S. marketplace. Heading into 2012 with the next U.S. presidential election on the horizon, political debate and entanglement has become extensive. Congress continues to bicker over issues instead of collaborating to fix the economy. While this may create
See explanation of symbol and benchmark definitions on A-48 through A-50

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
additional noise in the marketplace, fundamental factors provide some support. Valuation levels continue to look attractive compared to historical levels, and corporate balance sheets appear healthy with relatively low debt levels and high cash positions. Markets will likely remain sensitive to various factors as developed economies go through this prolonged deleveraging cycle. As investors continue to deal with a balance between negative headline events and hints of positive statistics, markets could display erratic trends. Europe could potentially pose more challenges for markets around the world. On the other hand, prospective opportunities could help offset some of the downside. The global economy continues to be sluggish; however, equity valuations appear attractive. The delicate balance between the challenges and opportunities has increased the importance of proper asset allocation to navigate through various market conditions. This is particularly true during these turbulent times.
Cash Management Portfolio (managed by Pacific Asset Management)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Cash Management Portfolio’s Class I returned 0.00%, compared to a 0.10% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index. The current yield measured during the seven-day period ended December 31, 2011 was 0.00%.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Despite some improvement in the U.S. economy, global macro uncertainty was the prevailing theme throughout the reporting period. Both liquidity and solvency concerns in European government bonds (sovereign debt) led central banks around the world to remain highly accommodative. Despite the Fed Funds rate remaining unchanged in 2011, the Federal Open Market Committee (FOMC) took an additional accommodative step in its September meeting by indicating its expectation for “exceptionally low levels for the Fed Funds rate at least through mid-2013”.
     The low Fed Funds rate and newly established timeline provided by FOMC has suppressed Treasury rates across the entire front end of the yield curve. These factors limited the absolute return performance profile for the portfolio during the reporting period. Based on our expectation for rates to remain low for the foreseeable future, we at Pacific Asset Management expect to look for opportunities to extend the portfolio’s average maturity if the yield curve creates sufficient yield pick-up opportunities. Pacific Asset Management manages the portfolio with a focus on stability, liquidity and current income through a consistent, disciplined investment approach.
Diversified Bond Portfolio (managed by Western Asset Management Company)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Diversified Bond Portfolio’s Class I returned 5.94%, compared to a 7.84% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.
See explanation of symbol and benchmark definitions on A-48 through A-50

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the year ended December 31, 2011, the portfolio underperformed the benchmark. While the first and fourth quarters of 2011 generated positive results, and the second quarter saw mildly negative portfolio performance, the severe market flight-to-quality in the third quarter and its resulting negative impact to the portfolio, dominated results for the year. An overweight to corporate debt (credit), particularly to the financial subsector, detracted significantly from portfolio performance, as this sector experienced the brunt of the “risk-off” trade in the third quarter of 2011. Continued strong corporate earnings were no match for overwhelmingly negative investor sentiment as the European debt crisis shook confidence across the globe. Portfolio holdings in emerging markets also negatively affected its performance results, as several currencies experienced steep declines versus the U.S. dollar late in the reporting period as investors fled to traditionally safer investments. Western Asset’s tactical duration posture was a negative influence on portfolio returns as the yield curve fell, with yields ending the year lower. An allocation to high yield bonds detracted from the portfolio’s performance, as investors shunned risk in the third quarter of 2011 on increasing fears that the European debt crisis was on the verge of collapsing into contagion. Equity volatility, which was driven to levels last seen in late 2008 after Lehman Brothers filed for bankruptcy, decreased to more modest levels over the fourth quarter of 2011. Despite continued coupon payments and principal pay-downs, non-Agency MBS detracted from portfolio performance. Prices of these securities held up during the first quarter but faltered over the second quarter as the Fed began to sell its non-Agency MBS securities (Maiden Lane II holdings) acquired in its bail out of American Insurance Group (AIG). The sector was negatively affected in the third quarter by the market’s general risk aversion and again in the fourth quarter due to negative technical factors and market liquidity. Our security position within the Agency MBS space added slightly to portfolio performance, even as the sector generated negative excess returns. Contributions from tactical trading among various issuers and coupons were beneficial to the portfolio’s performance. The portfolio’s yield curve positioning, with a bias toward longer-dated yields, added to portfolio performance as the curve flattened over the year. The Fed’s late third quarter announcement of Operation Twist, which entails selling approximately $400 billion in short-term Treasuries and using the funds to purchase long-term bonds, had a significant flattening effect on the curve. Exposure to developed international markets was beneficial to portfolio performance, as currency movements generally worked for the portfolio’s positions. The portfolio used Treasury futures and options, euro dollar futures and options, interest rate swaps, credit default swaps, and Treasury index swaps to manage duration and yield curve exposure throughout the reporting period. Overall, the use of these derivatives detracted slightly from portfolio returns.
     December’s economic data affirmed our long-held view that the economy continues to recover at a lackluster pace. We remain focused on events in Europe. Barring severe financial contagion stemming from a deepening debt crisis in Europe, we believe a protracted period of substandard growth will continue until structural impediments are addressed. We expect non-government credit (spread sectors) to perform modestly well throughout 2012 due to continued accommodation from the Fed, strong corporate balance sheets and generally positive earnings reports.
     In terms of strategy, we expect to continue to favor financials, which we feel remain discounted by the market. We are also expecting to maintain a modest exposure to the high yield sector. We will tactically look for opportunities to shift around a neutral position, relative to the index, within agency mortgages. We believe that potential returns for non-agency mortgages remain more heavily skewed to the upside, especially as delinquency rates have improved. We expect to maintain a slightly shorter duration position, which we may tactically adjust over time. We also expect to continue to favor the back end of the yield curve as a hedge against periodic flights-to-safety.
See explanation of symbol and benchmark definitions on A-48 through A-50

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Floating Rate Loan Portfolio (managed by Eaton Vance Management)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Floating Rate Loan Portfolio’s Class I returned 2.50%, compared to a 1.52% return for its benchmark, the S&P/LSTA Leveraged Loan Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio outperformed the benchmark for the year ended December 31, 2011. Relative to the benchmark, the portfolio maintains a greater focus on higher quality loans. In a reversal from 2010 results, where the lower quality segments of the loan market were the strongest performers, relatively higher quality loans outperformed their lower quality counterparts in 2011. By ratings category, the strongest-performing loan group during the reporting period was the BBB loan segment, followed by BB, and B loans. The biggest laggards during the calendar year were those loans in the defaulted loan category and the CCC loan group. The portfolio’s relatively higher quality focus contributed to its outperformance versus the benchmark during the reporting period, particularly its underweight to CCC rated loans, overweight to BB rated loans, as well as not owning any loans in default.
     We at Eaton Vance employ a rigorous, bottom-up credit research process where loan selection tends to drive portfolio performance. That said, analyzing results from the perspective of industry exposures relative to the portfolio’s benchmark can be instructive. The two largest underweighted industry positions were publishing and utilities. The portfolio’s underweight to the publishing and utilities industries was a benefit to its relative performance results. The publishing industry was, in fact, the worst-performing industry group by a meaningful margin over the reporting period. The portfolio’s largest overweight industry position was in business equipment and services, which detracted from its relative performance as the industry group failed to keep pace with the broader loan market. Additionally, underweight positions in the relatively strong-performing building and development and lodging and casino industries resulted in a modest drag on relative results.
     The portfolio is well diversified with 308 loan issuer positions as of December 31, 2011. The portfolio’s greater focus on higher quality loans relative to the benchmark is also expressed in the average loan price of $96.77 for the portfolio versus a $92.71 average loan price for the benchmark as of December 31, 2011.
High Yield Bond Portfolio (managed by Pacific Asset Management)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the High Yield Bond Portfolio’s Class I returned 3.42%, compared to a 4.96% return for its benchmark, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index.
See explanation of symbol and benchmark definitions on A-48 through A-50

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed benchmark for the year ended December 31, 2011. The portfolio’s strategy seeks a high level of current income by investing at least 80% of its assets in non-investment grade debt instruments. Using a fundamental credit approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.
     The portfolio’s underperformance relative to the benchmark was primarily due to its overweight position to CCC rated securities as volatility, not corporate fundamentals, led to the underperformance of this sector. The portfolio’s overweight position to select securities in the metals & mining, and packaging sectors, and its underweight position to the banking sector positively influenced the portfolio’s performance during the reporting period; however, the volatility seen in the lower quality segment and subsequent flight of capital to less risky assets drove down portfolio performance.
Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Inflation Managed Portfolio’s Class I returned 11.85%, compared to a 13.56% return for its benchmark, the Barclays Capital U.S. TIPS Index.
See explanation of symbol and benchmark definitions on A-48 through A-50

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed the benchmark for the year ended December 31, 2011. Investment strategies were implemented by investing in bonds and derivative instruments. An underweight position to Treasury Inflation Protected Securities (TIPS) through cash bonds and interest rate swaps was a negative influence on the portfolio’s performance as real yields rallied during the calendar year. However, an overweight to U.S. nominal yields versus real yields in the U.S. added to the portfolio’s performance as nominal rates fell more than real rates did. U.S. yield curve positioning also detracted from performance as the yield curve flattened. A position in bonds of financial companies, which declined amid fears of a slowdown in global growth and uncertainty surrounding European sovereign risk, was a negative factor on portfolio performance. Exposure to non-Agency MBS and Agency MBS was a negative influence on the portfolio’s performance as general market risk aversion put downward pressure on prices. Exposure to non-U.S. developed interest rates through inflation-linked bonds and interest rate swaps added to portfolio performance as investors searched for bonds of nations with stronger balance sheets and top credit ratings. The portfolio’s exposure to emerging market, local-denominated debt in Brazil and Mexico was a detractor from the portfolio’s performance as rates fell sharply in these countries. Additionally, exposure to a select basket of emerging market currencies detracted from portfolio performance as the U.S. dollar appreciated against most currencies.
     During the twelve-month period, the portfolio sold credit protection through credit default swaps to increase its exposure to the credit risk of individual securities and exposure to broader investment grade, high yield, or emerging markets debt through the use of credit default swaps on credit indices. The portfolio also purchased credit protection during the period to reduce credit exposure to certain individual issuers, reduce broader credit risk, or to take advantage of the rate differential between the credit default swap and cash bond market. The portfolio also entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets or as a substitute for cash bond exposure. Interest rate swaps allow the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The portfolio sold/wrote options and swaptions on futures, currencies, volatility and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. The portfolio also sold/wrote inflation floors to hedge duration in the portfolio. The portfolio purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a portfolio’s securities or to gain exposure to a currency as a part of an investment strategy.
     PIMCO expects global growth to fall to a real rate of 1.0% to 1.5% over the year ahead. Growth faces several hurdles that could impose greater uncertainty and volatility on financial markets. As the European sovereign debt crisis continues to unfold and austerity measures are implemented throughout the region, negative effects should continue to influence growth dynamics in the U.S. and other developed markets. Global balance sheet deleveraging will play a dominant role over the cyclical horizon as deleveraging limits finance-based consumption and growth prospects worldwide.
     With regard to portfolio strategy, we plan to position the portfolio defensively to mitigate risks of default and permanent losses and continue to look for sources of high quality yield with a focus on portfolio liquidity. We will seek to capture inflation protection while minimizing the erosive effects of low real yields by emphasizing countries with stronger fundamentals and higher real yields than the U.S. We plan to overweight duration while policy and economic outcomes remain uncertain, diversifying in high quality duration outside the U.S., including Canada, Australia, and Brazil. Within TIPS, we will likely concentrate on intermediate maturities that offer the best potential for price appreciation and “roll down” (prices moving closer to par as maturity is approached) given the suppression of real yields on shorter maturities. We expect to focus on capturing duration and long-term inflation by overweighting long-dated TIPS. We plan to hold non-Agency MBS and commercial MBS that have senior positions in the capital structure as another source of attractive yield. Within corporate credit, we aim to mitigate default risk; reduce exposure to corporate credit, generally and move up in the capital structure; and favor U.S. over European corporates. Finally, we plan to reduce currency exposure amid heightened volatility, especially to commodity-intensive economies and emerging markets. We expect to focus on the U.S. dollar as a safe-haven in the event of a disorderly outcome in the eurozone.
Inflation Protected Portfolio (managed by Western Asset Management Company)
Q. How did the portfolio perform over the period ended December 31, 2011?
A. The portfolio commenced operations on May 2, 2011. For the period from inception through December 31, 2011, the Inflation Protected Portfolio’s Class I returned 8.08%, compared to a 8.52% return for its benchmark, the Barclays Capital U.S. TIPS Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed the benchmark during the period from inception through December 31, 2011. During its initial funding period in May and June, the portfolio began with a benchmark-weighted portfolio of TIPS. The portfolio eventually added exposure to total return swaps on TIPS and inflation-linked bonds issued by foreign governments. Non-U.S. dollar denominated inflation-linked bonds were chosen based on value relative to TIPS of a corresponding maturity. Allocations to inflation-linked government bonds issued by the United Kingdom (U.K.) and Sweden contributed positively to performance as they outpaced comparable TIPS, while holdings of Canadian inflation-linked government bonds underperformed TIPS. An underweight to the thirty-year portion of the TIPS curve versus an overweight to five-year TIPS also detracted from performance as the yield curve flattened.
     December’s economic data affirmed our long-held view that the economy continues to recover at a lackluster pace. We at Western Asset remain focused on events in Europe. Barring severe financial contagion stemming from a deepening debt crisis in Europe, we believe a protracted period of substandard growth will continue until structural impediments are addressed.
     We expect non-government debt (spread sectors) to perform modestly well throughout 2012 due to continued accommodation from the Fed, strong corporate balance sheets and generally positive earnings reports. Although we believe the U.S. economy is starting to do better, the Fed looks poised to keep interest rates steady for at least the next eighteen-months. As such, we expect real yields to remain low, especially in maturities under five-to-seven years. We continue to look at international inflation-linked securities from commodity-driven economies, such as Australia and Canada, as commodity prices remain elevated.
Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Managed Bond Portfolio’s Class I returned 3.84%, compared to a 7.84% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed its benchmark for the year ended December 31, 2011. Investment strategies were implemented by investing in bonds and derivative instruments. Tactical duration positioning in the U.S. through the use of cash bonds and interest rate swaps was negative for the portfolio’s performance as rates fell. A curve steepening position in the U.S. also detracted from the portfolio’s performance as the yield curve flattened. An overweight to the financials sector also detracted from its performance as these securities lagged the broader corporate market amid fears of a slowdown in global growth and uncertainty surrounding contagion related to European sovereign risk. As such, the portfolio’s holdings in the banking sector negatively impacted the portfolio’s performance. Additionally, mortgage positioning during the year impacted the portfolio’s performance negatively as this sector underperformed like-duration Treasuries.
     Beyond core sectors, exposure to non-U.S. developed markets’ interest rates through cash bonds and interest rate swaps, particularly core Europe, added to portfolio performance as investors searched for bonds of nations with stronger balance sheets and top credit ratings. Exposure to emerging local interest rates in Brazil added to portfolio performance as rates fell in this country during the year. However, exposure to emerging market currencies detracted from portfolio performance returns as the U.S. dollar strengthened and investors sought safety. Holdings of Build America Bonds (BABs) were positive for portfolio performance, despite the expiration of the program at the end of 2010, as this sector continued to offer attractive valuations relative to similarly rated corporate bonds.
     During the twelve-month period, the portfolio sold credit protection through credit default swaps to increase its exposure to the credit risk of individual securities and exposure to broader investment grade, high yield, or emerging markets debt through the use of credit default swaps on credit indices. The portfolio also purchased credit protection during the period to reduce credit exposure to certain individual issuers, reduce broader credit risk, or to take advantage of the rate differential between the credit default swap and cash bond market. The portfolio also entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets or as a substitute for cash bond exposure. Interest rate swaps allow the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The portfolio sold/wrote options and swaptions on futures, currencies, volatility and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. The portfolio also sold/wrote inflation floors to hedge duration in the portfolio. The portfolio purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a portfolio’s securities or to gain exposure to a currency as a part of an investment strategy.
     PIMCO expects global growth to fall to a real rate between 1.00% and 1.50% over the year ahead. Growth faces several hurdles that could impose greater uncertainty and volatility on financial markets. As the European sovereign debt crisis continues to unfold and austerity measures are implemented throughout the region, negative effects will continue to influence growth dynamics in the U.S. and other developed markets. Global balance sheet deleveraging will play a dominant role over the cyclical horizon as deleveraging limits finance-based consumption and growth prospects worldwide.
     With regard to portfolio strategy, we at PIMCO plan to position portfolios defensively to mitigate risks of default and permanent losses and continue to look for sources of high quality yield with a focus on portfolio liquidity. We plan to overweight duration while policy and economic outcomes remain uncertain and diversify sources of high quality duration outside the U.S., including Canada, Australia, and Brazil. We look to concentrate on intermediate maturities that offer the best potential for price appreciation and “roll down” given the suppression of yields on shorter maturities. We also plan to retain Agency mortgages as a source of high quality yield. While mortgages appear to be fairly valued, they offer favorable risk-adjusted returns relative to other sectors. Within corporates, we aim to mitigate default risk and reduce exposure to corporate credit generally and move up in the capital structure, favoring U.S. over European corporates. We plan to hold positions on the longer end of the TIPS yield curve to capture positive real yields. Finally, we plan to reduce currency exposure amid heightened volatility, especially to commodity-intensive economies and emerging markets. We will focus on the U.S. dollar as a safe-haven in the event of a disorderly outcome in the eurozone.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Short Duration Bond Portfolio (managed by T. Rowe Price Associates, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Short Duration Bond Portfolio’s Class I returned 0.87%, compared to a 1.59% return for its benchmark, the Barclays Capital 1-3 Year Government Credit/Bond Index and a 1.55% return for the BofA Merrill Lynch 1-3 Year U.S. Treasury Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. T. Rowe Price assumed management of the portfolio on May 1, 2011. During the reporting period, the portfolio underperformed the benchmark. Yield curve positioning was generally favorable, while security and sector positioning had mixed results. Sector allocation was the most substantial detractor from portfolio performance relative to the benchmark. Specifically, an overweight exposure to MBS, relative to the benchmark, caused the most substantial underperformance. Although the sector posted positive returns, MBS issues underperformed other asset classes, detracting from relative returns in the portfolio.
     The portfolio’s strategic overweight allocation to short-dated, investment-grade corporate bonds also detracted from its relative performance. Utilities and industrials produced positive returns, while financials lagged and posted negative results. Investors preferred the liquidity and perceived stability from industrial and utility industries, as both have less exposure to the myriad economic and market concerns facing financials. The corporate sector did see improvement later in the period, stemming from increased optimism about the U.S. economy and from several periods of strength in risk assets. Still, negative performance early in the period as a result of the eurozone debt crisis, possible Greek default, and the debt ceiling debacle, were enough to weigh on financial returns.
     Security selection within investment-grade corporate issues also weighed on relative portfolio performance. In particular, several money-center banking holdings were disappointing to portfolio performance. Banks faced substantial pressure from a multitude of factors, including the global effect of the escalating eurozone sovereign debt crisis, as well as national concerns over bank regulation, ongoing exposure to the weakened mortgage market, and long-term concerns for profitability.
     Although the portfolio underperformed, positioning on the yield curve significantly boosted its relative performance. The portfolio’s modest exposure to intermediate maturities, mostly through MBS and investment-grade corporate bonds, boosted its performance results. This segment of the curve showed the most meaningful yield declines, as yields fell due to growing concerns over the eurozone sovereign debt crisis and the state of the global economy.
     Stable industrial names such as Anheuser-Busch InBev N.V., as well as utility credits of Commonwealth Edison Co. and Dominion Resources, Inc., were added to the portfolio. The portfolio’s banking exposure was decreased modestly by trimming names such as Citigroup, Inc. and The Goldman Sachs Group, Inc. later in the period. Gilead Sciences, Inc., Ecolab, Inc. and BG Energy Capital P.L.C. were attractively priced new issues that performed well and were consistent with our focus on industrial names.
     In August, the investment team at T. Rowe Price initiated a modest TIPS position for the portfolio. As more inflation risk premium was being priced in, short-dated TIPS were purchased, consistent with a deteriorating U.S. fiscal profile.
     U.S. economic data have, thus far, proven resilient in the face of macroeconomic concerns. The short-term approach to U.S. policymaking and political gridlock could result in an ill-timed drag on the economy, as well as further credit rating downgrades, if long-term fiscal sustainability is not
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
addressed. In this uncertain environment, we expect volatility to remain high and the direction of interest rates to be closely tied to the level of risk aversion in the market for the foreseeable future. As always, we remain committed to the disciplined, risk-conscious approach to investing that has helped us weather volatile markets in the past.
American Funds Growth Portfolio (Capital Research and Management Company manages the Master Growth Fund)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the American Funds Growth Portfolio’s Class I returned -4.66%, compared to a 2.11% return for its benchmark, the S&P 500 Index. The American Funds Growth Portfolio (Feeder Growth Portfolio) invests all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund). The Master Growth Fund returned -4.06% for the same period. The performance for the Feeder Growth Portfolio was lower than the Master Growth Fund due to expenses incurred by the Feeder Growth Portfolio.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the master fund.
     The fund underperformed the benchmark for the year ended December 31, 2011. In a volatile year in which investors generally sought the safety of the largest blue chip companies, the defensive sectors of consumer staples and health care were the main contributors to the fund’s performance results, with consumer discretionary the only other sector providing a positive return for the fund. Weaker sectors that detracted from the fund’s performance included financials, energy and materials.
     The fund’s objective of investing for growth means it focuses on growing, mid-sized companies. These companies did not fare as well as the largest companies during the year. Overall, holdings outside the U.S. were weak, with Canada the biggest drag on fund results.
     Encouraging data in the fourth quarter of 2011 suggests that the U.S. economic recovery may regain momentum, and consumers could start spending again, which could benefit many of the consumer discretionary companies in the fund’s portfolio. We at Capital Research, the manager of the Master Growth Fund, will look for investment opportunities in the energy sector as we believe the economic recovery should bolster companies in this sector.
American Funds Growth-Income Portfolio (Capital Research and Management Company manages the Master Growth-Income Fund)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the American Funds Growth-Income Portfolio’s Class I returned -2.24%, compared to a 2.11% return for its benchmark, the S&P 500 Index. The American Funds Growth-Income Portfolio (Feeder Growth-Income Portfolio) invests all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund). The Master Growth-Income Fund returned -1.60% for the same period. The performance for the Feeder Growth-Income Portfolio was lower than the Master Growth-Income Fund due to expenses incurred by the Feeder Growth-Income Portfolio.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the master fund.
     The portfolio underperformed the benchmark during the year ended December 31, 2011. In a difficult year for stocks around the world, larger U.S. companies in defensive sectors such as health care, consumer staples and utilities provided the fund’s best performance results for the year. Despite a strong final quarter, in which all of the fund’s industry sectors advanced, it couldn’t quite overcome losses from the third quarter, when investors sought the safety of larger U.S. companies because of the European debt crisis and slowing growth in Asia.
     Given the significant declines overseas, the fund’s holdings outside the U.S. generally detracted slightly from its performance results, though holdings in the U.K. added some value to the fund.
     Looking ahead, we at Capital Research, the manager of the Master Growth-Income Fund, expect that U.S. stocks, the fund’s primary focus, will continue to offer the best returns as it seeks to invest in attractively valued companies that, in our opinion, represent good, long-term investment opportunity. While many U.S. companies reported record profits and earnings in 2011, markets overseas continue to face challenges. The European debt crisis is still unresolved and recent measures to kick-start some Asian economies have yet to take effect.
Comstock Portfolio (managed by Invesco Advisers, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Comstock Portfolio’s Class I returned -2.11%, compared to a 0.39% return for its benchmark, the Russell 1000 Value Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed the benchmark for the reporting period. We at Invesco aim to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe the market will recognize the value in these companies, and we will sell as the stock prices begin to reflect their intrinsic value. Although we are benchmark agnostic, we feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success. In addition, we believe investors can take advantage of pricing anomalies by purchasing undervalued stocks before there is a recognizable catalyst. The portfolio’s investable universe includes all large-capitalization U.S. dollar denominated equities. To distill these investments, we first filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.
     On the positive side, strong stock selection in the health care sector was the largest contributor to portfolio performance. Health care provider UnitedHealth Group, Inc., pharmaceuticals companies Bristol-Myers Squibb Co. and GlaxoSmithKline P.L.C. were top performers in this sector on a relative and absolute basis, benefiting the portfolio’s performance. Stock selection and a significant overweight position in the consumer discretionary sector also enhanced relative performance of the portfolio. The portfolio’s main consumer discretionary exposure was in media companies. Viacom, Inc. and Comcast Corp. continued to be top performers held in the portfolio during the reporting period, continuing the trend from the previous calendar year. Favorable stock selection in the telecommunication services sector also aided portfolio performance. Notably, Vodafone Group P.L.C. was one of the largest relative contributors within this sector and also benefited the portfolio’s performance; as well as not owning names like Sprint Nextel Corp. helped relative performance versus the benchmark.
     Unfavorable stock selection and a slight underweight position in the energy sector were the largest detractors from portfolio performance. Specifically, the portfolio had exposure to oil equipment and services companies Halliburton Co. and Weatherford International Ltd., which were two of the main detractors in this sector. Both holdings were affected by decreasing profit margins from international drilling efforts that fell through during the economic slow-down in Europe and overseas, causing earnings expectations to be lowered, thereby, negatively affecting the stock price as well as the portfolio’s performance. Unfavorable stock selection within the information technology sector and a meaningful overweight to this sector, also dampened performance relative to the benchmark. Within the information technology sector, hardware and internet-related stocks, including Cisco Systems, Inc. and Hewlett-Packard Co., performed poorly over the reporting period, detracting from portfolio performance. Cisco Systems stock declined on cautious guidance regarding company revenue forecasts and worries of information technology spending cuts from both the government and corporations. Hewlett-Packard stock declined on concerns of overpaying for the acquisition of an enterprise software company. The company’s CEO was replaced in September of 2011 by Meg Whitman, the prior CEO of eBay, Inc. (another fund holding). A material underweight to the utilities sector was a major detractor of portfolio performance, as utilities was the highest performing sector for the reporting period, as investors sought defensive-oriented, dividend-yielding stocks during the market turmoil. Finally, stock selection in the financials sector acted as a detractor from relative portfolio performance for the year. Notably, exposure to diversified financials like Citigroup, Inc., Bank of New York Mellon Corp. and Morgan Stanley detracted from both absolute and relative portfolio performance as investors fled bank stocks beginning in the summer of 2011 on concerns of European debt crisis contagion.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Toward the end of the reporting period, we reduced positions in media, pharmaceuticals and insurance companies due to rising valuations and used the proceeds to increase exposure to select diversified financial, banking, property and casualty insurance and integrated oil companies as they came under pressure.
Dividend Growth Portfolio (managed by T. Rowe Price Associates, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Dividend Growth Portfolio’s Class I returned 3.27%, compared to a 2.11% return for its benchmark, the S&P 500 Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended December 31, 2011, the portfolio outperformed the benchmark. Stock selection in the financials sector was a key contributor to the portfolio’s relative performance. U.S. Bancorp added value to the portfolio’s performance, despite the tough macro environment for large-capitalization banks. The company has been gaining market share, has a clean balance sheet, and we at T. Rowe Price believe it has a best-in-class management team, which should help the company weather the difficult legal, macro, and regulatory environment. The elimination of positions in Bank of America Corp. and Citigroup, Inc. also boosted the portfolio’s performance results, as headwinds such as low interest rates, new regulations, housing market weakness, and higher capital requirements continued to weigh on investor sentiment for these banks. During the period, we continued to focus on companies that we believe are taking market share and will emerge in a stronger position from the downturn.
     Additionally, the portfolio’s positions in the industrials and business services sectors also boosted the portfolio’s relative performance returns, specifically Fastenal Co. and Roper Industries, Inc. Fastenal began an initiative to improve profitability just before the recent recession, which helped bolster the firm through the downturn. The firm exited the recession in good shape to take advantage of future opportunities.
     Information technology sector stocks also added to the portfolio’s relative performance. The portfolio’s position in Visa, Inc. proved beneficial to the portfolio’s performance, and increased consumer spending leading into the holiday season helped the stock outperform. Shares of Accenture P.L.C. rose, and revenue and earnings exceeded expectations, boosting the portfolio’s performance results. The company had a strong balance sheet and cash flow generation, allowing for consistent return of cash to shareholders. The information technology holdings were concentrated in international technology services, followed by the semiconductor and semiconductor equipment industries. We seek to buy high-quality information technology names with solid balance sheets and compelling valuations.
     In contrast, stock selection and an underweight position in the utilities sector hampered performance. Shares in Entergy Corp., one of the nation’s largest regulated public utilities, produced positive absolute returns yet lagged the sector benchmark. Our holdings in Sempra Energy and Exelon Corp. also produced positive absolute returns yet trailed the overall sector, as investors bid up the price of utility stocks in the face of market volatility. The utilities sector represents a small allocation in the portfolio, as we see more opportunity in other areas. We chose to invest in a select mix of regulated and unregulated utilities stocks with quality assets that operate in attractive markets.
     The stocks selected in the consumer staples sector were not beneficial to the portfolio’s performance. The sector is typically considered a safe haven during challenging economic times and benefited this period as investors sought safety in the current environment. However, shares of the French wine bottler Pernod-Ricard S.A. suffered through the challenging consumer environment, detracting from portfolio performance. Shares of Walgreens Co. also dropped, dragging down the portfolio’s performance as investors feared that Express Scripts’ acquisition of Medco Health Solutions, Inc. would weaken Walgreen’s competitive position.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     We expect market volatility to continue in the coming year, with bouts of enthusiasm and disappointment similar to 2011, but our outlook for the longer-term remains cautiously optimistic. Progress on sovereign budgetary issues in the U.S. and on austerity measures in the eurozone debt crisis has become slightly more encouraging. We continue to concentrate on high-quality names with balance sheet strength that we believe can grow steadily and emerge as consistent outperformers. Although near-term volatility has been challenging, over the long-term, we believe the market will reward our disciplined and consistent approach to investing.
Equity Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Equity Index Portfolio’s Class I returned 1.82%, compared to a 2.11% return for its benchmark, the S&P 500 Index. The portfolio seeks to replicate as closely as possible, the total return of its benchmark.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed the benchmark for the year ended December 31, 2011. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the S&P 500 Index throughout the reporting period.
     Despite the fact that performance of domestic equities was lackluster, U.S. stocks still outperformed most international markets given their relative safety during a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. From a sector perspective, relative to the S&P 500 Index, utilities led the index for 2011. The defensive consumer staples sector performed well amid high volatility, as did stocks in the health care sector which benefited from increased mergers and acquisitions (M&A) activity during the year and contributed to the portfolio’s performance. On the other hand, battered by the world’s debt problems, the financials sector saw the largest losses which detracted from portfolio performance. The more cyclical materials and industrials sectors also declined amid heightened uncertainty about the global economy and detracted from portfolio performance.
Focused 30 Portfolio (managed by Janus Capital Management LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Focused 30 Portfolio’s Class I returned -9.70%, compared to a 2.64% return for its benchmark, the Russell 1000 Growth Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended December 31, 2011, the portfolio significantly underperformed the benchmark. Many of its holdings have continued to perform well from an operating perspective, yet their stock prices have not responded as much as we had expected. This, however, is not surprising in a highly correlated, macro-driven market, where news out of Europe dominates the headlines, making it difficult for individual stocks to break out. We don’t discount the challenges that Europe’s debt crisis poses or its impact on demand for risk assets. Yet, we at Janus maintain a high level of conviction in the portfolio’s holdings as it holds businesses with long-duration growth opportunities, potential for share gains, and competitive advantages that we think will eventually be rewarded with higher multiples and prices.
     Holdings within the information technology, energy and consumer discretionary sectors were the primary detractors from the portfolio’s relative performance returns. In terms of contributors, stock selections within the consumer staples and industrials sectors provided the largest boost to the portfolio’s comparable performance results. Technology stocks were one of the portfolio’s weakest sectors versus the benchmark. Some large- and mega-capitalization stocks that weren’t held by the portfolio were large outperformers in the benchmark, hurting the portfolio’s relative performance. We believe the long-term growth drivers of the portfolio’s holdings remain intact; therefore, most of the technology positions in the portfolio were maintained. The portfolio’s holdings in the energy sector underperformed and detracted from the portfolio’s performance. Holdings in a Brazil-based exploration and production, HRT Participacoes em Petroleo S.A. sold off as the company reported disappointing exploration results. It has large energy fields that we think are not reflected in the market value and have considerable upside potential. Another detractor from the portfolio’s performance was a U.S. natural-gas producer, Southwestern Energy Co. The company has reported strong exploration and production results but operates in a persistently weak natural gas pricing environment. Unlike most other gas producers, however, the company is a vertically integrated, low cost operator and has tremendous leverage to a strengthening gas price, which we think could reach $4.50 — $5.50 per million BTU (British Thermal Units) in the next few years.
     The portfolio’s industrials sector holdings were relatively strong, positively influencing the portfolio’s performance results. Stock selections were concentrated in asset-light logistics companies and transport businesses. The portfolio’s holdings have good pricing opportunities and competitive advantages that should enable them to create value long-term. The portfolio’s position in a freight transportation and logistics company illustrates this approach. The company has expanded historically while protecting margins and returns on invested capital. It also operates in a highly fragmented industry, providing ample opportunity to consolidate and gain share. HRT, the Brazilian energy company is active in the exploration, development, distribution and marketing of oil and natural gas. As mentioned above, the company has reported disappointing exploration results, which has pressured the stock and detracted from the portfolio’s performance. We believe it has large energy fields that are not reflected in the market value and have considerable upside potential. VistaPrint N.V., a Dutch information technology company, reported lower-than-expected earnings guidance; and as a result, its shares fell significantly, negatively impacting the portfolio’s performance. VistaPrint presented a five-year plan that includes significant up-front investments to drive long-term growth. We remain confident in management’s plans for the company and believe the stock will be worth considerably more if it is successful in executing its five-year plan than it would be if it continued to operate as it does today. We feel its competitive position is strong and its addressable market remains large. Despite the fact that Ford Motor Co., the U.S. automaker, cut capacity, lowered labor costs and improved its profitability, it still detracted from the portfolio’s performance results. The company is demonstrating a renewed focus on its key Ford brand and has seen the benefits in market share gains and was still held at period end. We like the automaker’s improved financial position and potential to benefit from the ongoing recovery in auto sales. Volumes across the industry have been stronger than expected, and margins are higher. A new model cycle could also help Ford’s performance.
     Financial services firm The Charles Schwab Corp. continued to suffer from the very low interest rate environment, detracting from the portfolio’s performance. While the company could face continued pressure, we believe Schwab has a strong franchise in wealth management and back-office
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services. We think that this will position the firm to do well when the interest rate environment becomes more favorable. The portfolio’s position was trimmed, however.
     Apple, Inc. was a top contributor to the portfolio’s performance during the reporting period and remains a top position in the portfolio largely because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. The company continues to leverage its vertical integration, innovate its product portfolio, and demonstrate sales strength in international markets. We like the company’s long-term growth prospects and demonstrated ability to win in various economic environments. Hansen Natural Corp., a U.S. beverage provider, benefited the portfolio’s performance. It was winning share in the rapidly growing energy drink market due to its Monster brand. We think it has a strong position in the industry and good opportunities to expand its international business. News Corp. share prices rose during the reporting period, contributing to the portfolio’s position despite the fact that it was overcoming weakness in the stock after the global media company became involved in a phone-hacking scandal involving one of its newspapers in the U.K. While we continue to monitor the situation, we feel the company’s non-newspaper businesses are well positioned to gain market share. We also like the company’s role as a provider of content, which we think will be highly valued going forward. Celgene Corp., the biotech company, is gaining product momentum for its multiple myeloma drug, Revlimid and benefited the portfolio’s performance. The addressable market is growing and physicians are increasingly recognizing the value of multi-year treatment with Revlimid. We consider the drug to be early in its product cycle, making Celgene an attractive multi-year growth opportunity.
     The macro challenges today are significant, but companies look well-positioned to handle them. The financial system is better capitalized than it was in 2008 and relatively well prepared for a bad outcome in Europe. U.S. companies have dealt with high unemployment for over two years and have already lost those customers. The fact that they are not coming back is less of a headwind than the market seems to think. The increase in energy prices has been more gradual than the spike in 2007, and companies have adjusted their cost structures or added “energy escalators” to their contracts, enabling them to pass on higher prices to customers. Even if the macro environment weakens, we think companies in the portfolio can continue to execute well on their strategies. We are finding plenty of businesses that are gaining share, improving margins and strengthening their competitive advantages. This is likely to pay off in stronger earnings growth going forward, which we think the market is not recognizing in current valuations. Indeed, multiples look cheap, especially for the earnings growth and returns on capital that we are seeing.
     Investors seem to be anticipating a global slowdown or expect near-record margins to revert to the mean. We don’t discount those concerns but think companies in the portfolio can improve their competitive positions and returns. In a volatile and uncertain environment, we feel positive about what companies in the portfolio are doing. We think the longer the market ignores their strong fundamentals, the more opportunity there is in these mispriced, long duration growth companies.
Growth LT Portfolio (managed by Janus Capital Management LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Growth LT Portfolio’s Class I returned -6.06%, compared to a 2.64% return for its benchmark, the Russell 1000 Growth Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended December 31, 2011, the portfolio significantly underperformed the benchmark. The portfolio’s underperformance during the year was driven by stock selection within the information technology, energy and financials sectors. The portfolio’s holdings in consumer staples and discretionary stocks also detracted from its relative performance results. It was a frustrating environment for stock pickers as correlations remained high and markets continued to trade in “risk-on, risk-off” patterns, taking cues from headlines around the debt crisis in Europe and fiscal situation in the U.S. However, we at Janus believe these macro issues had minimal (if any) impact on the fundamentals of companies in the portfolio. Businesses we invest
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in have generally reported strong results and continue to have exciting, long-duration opportunities for growth. Over a full market cycle, we think these companies will be rewarded with higher multiples and prices.
     In constructing the portfolio, we have sought to identify a core group of companies with wide competitive barriers to entry, strong management teams and multi-year growth potential. These businesses tend to generate cash from operations that exceed their capital expenditures, providing cash flows that can be returned to shareholders or used for acquisitions or reinvestment in the business. Many of these businesses also have higher than expected growth rates, and as we transitioned much of the portfolio into these stocks, we feel the overall growth profile of the portfolio improved.
     To a lesser degree in the portfolio, we have attempted to identify “positive change” stocks which are companies going through a transition that we think will be successful. For example, shares in a department store chain J.C. Penney Co., Inc. were purchased for the portfolio because we believe that the new management team is in the early stages of a dramatic turnaround in the retailer’s positioning and relevance to consumers. The consumer discretionary stock contributed modestly to performance during the year. Another recent addition to the portfolio is Autodesk, Inc., a stock within the technology sector. The company makes 3D design software for industrial uses. While Autodesk’s stock price fell during the reporting period and detracted slightly from results, the company has a good track record and is entering a large new market in product life cycle management. We also think this type of software is becoming more widely adopted, representing a structural change in the industry that should benefit the company. The portfolio maintained the position.
     Shares of network equipment provider Cisco Systems, Inc. dropped significantly after the company gave lower-than-expected guidance, detracting from the portfolio’s performance. The firm cited tight public spending on information technology, falling cable set-top box sales and retrenchment following strong “catch-up” sales in earlier quarters, among other factors. The position was eliminated from the portfolio in order to invest in opportunities that we felt offered more attractive risk/reward. EMC Corp. was weak, declining amid concerns of slowing enterprise spending and negatively impacted the portfolio’s performance. We think the company’s product portfolio in storage hardware and software is well-positioned to benefit from improving fundamentals in high-end and mid-range storage, which has become one of the fastest growth areas of enterprise information technology. It was still held at period end. Enterprise software maker Oracle Corp. fell late in the period, detracting from portfolio performance. The company reported earnings and software licensing revenue below expectations for its fiscal second quarter and issued a cautious outlook. However, the business is still growing and taking share, and we like its high returns on capital and recurring revenues. While its performance came in slightly below expectations, it did not alter our multi-year view, and therefore, was still held at year end.
     Apple, Inc. contributed to the portfolio’s performance and remained a top position in the portfolio during the reporting period largely because of its highly successful line of differentiated mobile computing products as well as its potential to continue to grow market share in personal computers. We think that despite the passing of Steve Jobs, the company was left in the hands of capable management, and we see Apple continuing to be a dominant player in the smart phone market. Its hardware and software integration remains a key driver of its market share gains in the personal computing space. CBS Corp. was also a top contributor to the portfolio’s performance. The mass media company continues to benefit from the ongoing improvement in advertising and its ownership of the top-rated network. We like the company’s role as a provider of content, which we think will be highly valued going forward. We also appreciate the additional revenue the company is generating by re-transmitting its network to cable and satellite providers. Philip Morris International, Inc. stock price rose and benefited the portfolio’s performance. We like the tobacco company for its pure international exposure, stable markets, minimal litigation risk and ability to implement price increases. Its cash generative business has historically also led to high dividend-payouts and share repurchases.
     The last twelve months have been tumultuous, and we expect volatility to remain elevated in 2012. Markets may continue to trade on headlines related to Europe’s debt crisis, the U.S. fiscal situation or other macro issues, and we are likely to see some periods of extreme risk aversion, as we did in 2011. While macro issues may pressure the markets, they do not heavily influence our outlook or security selection. Much more important to us is identifying companies with long-duration growth drivers, quality management teams and competitive advantages that can help them grow margins and gain market share. While the markets may be volatile, we continue to identify companies with strong businesses and valuations that are likely to provide attractive total returns on a multi-year basis.
     We also think this is an opportune time for the portfolio to hold large-capitalization equities. The spread between the earnings yields of stocks and the yields of Treasuries is historically wide, offering greater potential for total returns in equities on a multi-year basis. With the risk of inflation eroding one’s principal in bonds, we think the odds are stacked in favor of equities, especially if they have growing free cash flows. We have constructed the portfolio with strong cash flow producing, long-duration growth companies and are excited about their prospects as we head into a new year.
Large-Cap Growth Portfolio (managed by UBS Global Asset Management (Americas) Inc.)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Large-Cap Growth Portfolio’s Class I returned 1.07%, compared to a 2.64% return for its benchmark, the Russell 1000 Growth Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed the benchmark for the year ended December 31, 2011. During the reporting period, the UBS team focused on adhering to its investment discipline, seeking to identify and invest in three, diverse sources of growth and emphasizing the management of the risk budget.
     Sector allocation was the primary detractor from portfolio performance during the year. The strategy’s underweight to the consumer staples sector detracted from portfolio performance as risk aversion was a benefit to this more defensive sector. Also, the portfolio’s overweight positions to the information technology and telecommunication services sectors detracted from its performance. Throughout the year, one of the portfolio’s largest overweights from a sector standpoint was to consumer discretionary. This proved to be beneficial to the portfolio’s performance as many higher end consumer companies benefited in what was a challenging environment for consumer stocks. In addition, the portfolio maintained an underweight position to the energy sector during the year which benefited its performance as oil prices fell in the second half of the reporting period on fears of a global slowdown and uncertainty surrounding sovereign debt in Europe.
     Stock selection contributed to performance during the year. In particular, the portfolio’s positioning within the information technology and industrials sectors helped relative portfolio performance. Within information technology, portfolio holdings in Visa, Inc., Teradata Corp., Sina Corp., Baidu, Inc., and Apple, Inc. outperformed, contributing to portfolio performance. In industrials, the portfolio holdings in Precision Castparts Corp., Roper Industries, Inc., and Union Pacific Corp. helped portfolio performance in what was the second worst performing sector in the benchmark according to FactSet Research Systems, Inc. On the negative side, the portfolio’s stock selection within the energy and financials sectors detracted from its performance during the year. Specifically within the energy sector, not holding Exxon Mobil Corp. hurt the portfolio’s relative performance as the conservatively run, high return on invested capital (ROIC) company benefited during an investor’s flight-to-quality. The portfolio’s holdings in Cimarex Energy Co. and CONSOL Energy, Inc. underperformed during the holding period, negatively impacting portfolio performance. Within the financials sector, CME Group, Inc. underperformed on heightened regulatory fears which also detracted from portfolio performance. The Goldman Sachs Group, Inc. underperformed as well, diminishing the portfolio’s performance but was sold mid-year as it became clear their earnings prospects were not improving as we had originally thought.
Large-Cap Value Portfolio (managed by ClearBridge Advisors, LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Large-Cap Value Portfolio’s Class I returned 4.72%, compared to a 0.39% return for its benchmark, the Russell 1000 Value Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio outperformed the benchmark for the year ended December 31, 2011. The ClearBridge large-capitalization value team utilizes an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations. We at ClearBridge look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place a heavy emphasis on higher certainty of near- and medium- term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.
     On an absolute basis, the portfolio had positive returns in seven out of the ten economic sectors in which it was invested during the reporting period. The greatest contributions to the portfolio’s performance came from the consumer staples, consumer discretionary and energy sectors. The portfolio’s overall sector allocation contributed modestly to the relative performance as well. In particular, the portfolio’s underweight to the financials sector and its overweight to the consumer staples and discretionary sectors contributed to its relative performance for the year. The portfolio’s outperformance relative to the benchmark was mainly attributable to security selection. Specifically, stock selection within the financials, consumer discretionary and consumer staples sectors contributed to the portfolio’s relative performance. In terms of individual holdings, the leading absolute contributors to portfolio performance included positions in El Paso Corp., Philip Morris International, Inc., DISH Network Corp., News Corp. and International Business Machines Corp. (IBM).
     On an absolute basis, the portfolio’s holdings in the financials, information technology and materials sectors detracted from portfolio performance for the year as well as the portfolio’s overall sector allocation. In particular, the portfolio’s underweight positions in the utilities and health care sectors were a drag to relative performance. Relative to the benchmark, security selection was weakest in the information technology, health care and utilities sectors. On an individual holding basis, the leading detractors from portfolio performance for the year included Hewlett-Packard Co., JPMorgan Chase & Co., Xerox Corp., Transocean Ltd. and MetLife, Inc.
     During the year, we identified multiple opportunities to establish positions in the portfolio in what we considered to be strong franchises trading at very attractive valuations. New portfolio positions were established in Anheuser-Busch InBev N.V., Chevron Corp., MetLife, Inc., TE Connectivity Ltd., U.S. Bancorp. and Xerox Corp. At the same time, existing positions in Bank of America Corp., The Chubb Corp., Morgan Stanley, Roche Holding A.G., Total S.A. and Wal-Mart Stores, Inc. were sold and proceeds reinvested in areas where we saw better risk adjusted return opportunities.
     In our view, a portfolio of large-capitalization companies with growing profits, undemanding valuations, strong balance sheets and competitive dividend yields should generate attractive returns for investors over time. We remain optimistic about the return potential for equities over the next several years. We believe our sound investment philosophy and consistent approach properly positions us to generate competitive, risk-adjusted returns over the long-term. We remain selective in our approach, focusing on high quality companies that we think have competitively advantaged business models and trade at attractive valuations.
Long/Short Large-Cap Portfolio (managed by J.P. Morgan Investment Management Inc. and prior to May 1, 2011, co-managed by Analytic Investors, LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Long/Short Large-Cap Portfolio’s Class I returned -2.60%, compared to a 2.11% return for its benchmark, the S&P 500 Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed the benchmark for the year ended December 31, 2011. The portfolio’s strategy seeks to deliver long-term returns that exceed the benchmark primarily through bottom-up stock selection. We at J.P. Morgan believe that strong investment results can be consistently achieved through bottom-up, strong stock selection with minimal exposure to risks associated with market timing or factor bets. Our stock selection philosophy is the heart of our process. We believe that a company’s stock price should reflect the present value of its long-term future cash flows. By looking beyond any near-term issues and understanding the long-term “normalized” earnings power of a company, we can take advantage of the temporary mis-pricing of stocks.
     The portfolio’s underperformance relative to the benchmark was marked by a lack of winning securities rather than the amplitude of losing securities. The number of detracting sectors was more broad-based as spreads spiked, with only three out of twenty-one sectors meaningfully contributing to performance. Overweighting cyclicals and underweighting defensive stocks in REITs, utilities, consumer staples and retail sectors drove the negative impact from sector tilts and detracted from the portfolio’s performance. From a stock selection standpoint, the big banks and brokers continued to struggle with regulatory uncertainty and record-low interest rates, which dragged down the portfolio’s performance. Commodity exposures in the basic materials sector also encountered headwinds amid concerns over a global slowdown, which also detracted from the portfolio’s performance. In addition, stock selection in the technology sub-sectors, such as semiconductors, has been difficult and impacted the portfolio’s performance negatively. However, there were strong results in the technology and financials sectors that contributed to the portfolio’s performance during the reporting period. The systems hardware, health services and systems and diversified financials sub-sectors contributed to the portfolio’s returns during the reporting period. Detracting from performance returns were mostly the portfolio’s short positions in the defense sector, given their yield and relative isolation from the impact of daily economic news, as well as the additional long exposure in the cyclicals sectors.
     Among individual stocks, the portfolio’s overweight position in General Motors Co. was one of the worst performers during the reporting period and detracted from portfolio performance. Earlier this year, the company felt margin pressure from higher oil and commodity prices and an auto parts shortage that halted production due to the disaster in Japan. The portfolio attempted to take advantage of the price correction, which added to the position. However, the increase in cyclical risk stocks hurt the portfolio’s performance as spreads widened and investors became more defensive in an unfavorable macroeconomic environment. Nevertheless, we maintain conviction in General Motors as a turnaround story, given both secular and cyclical drivers. Over the long-term, it is positioned to benefit from an auto industry recovery, exposure to the emerging markets, particularly China, large product cycle over the next few years and ample cash on its balance sheet. Meanwhile, the corresponding short position in Ford Motor Co.’s autos contributed to the portfolio’s performance returns, offsetting some of the losses in the pair trade. We saw weak earnings and disappointing guidance with higher structural and commodity costs. Relative to General Motors, we believe Ford to be overvalued with an unsustainable domestic margin structure as well as less exposure to the emerging markets, particularly China, where the company’s market share gain is expected to be minimal. With a limited product line-up and network distribution, we continue to favor General Motors in this relative trade. Within the basic materials sector, the overweight in Freeport-McMoRan Copper & Gold, Inc. reversed the portfolio’s strong performance from last year and struggled during the reporting period. Shares pulled back given worries over a slowing global economy, and rapidly developing economies, especially China, tightening monetary policies to ease inflationary pressure. In addition, high input costs and recent mine strikes raised production risk for the copper producer. The portfolio’s position in this stock was reduced to be prudent, given the macroeconomic headwinds, but we believe the commodity is now looking more favorable in the nearer term as well, driven by particularly disappointing production, likely due to growth-in-demand given a better outlook from China and the possible resolution of labor disruptions. We still like investing in Freeport-McMoRan long-term because the copper market should continue to
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
tighten. Within the industrial cyclicals sector, the portfolio’s overweight position in Paccar, Inc., detracted from performance results during the reporting period. Despite strong cyclical fundamentals, the economic slowdown in Europe had a noted impact on truckers and drove the stock price lower. We continue to like the company for its strong balance sheet and free cash flow generation and believe the end-market demand remains robust.
     On the upside, within the systems hardware sector, an overweight in Apple, Inc. paired with an underweight in Hewlett-Packard Co. proved beneficial to the portfolio’s performance. Although there was recent weakness in these positions, they still outperformed and were among the largest contributors to the portfolio. Apple demonstrated strong earnings, driven by profitability in iPhones and iPads. Apple created an ecosystem that drives consumer taste and behavior, and provides an effective barrier to entry. As the company looks attractively valued based on normalized earnings, we continue to believe it is strongly positioned and should continue to execute well and gain share in the rapidly growing mobility and tablet markets. Meanwhile, Hewlett-Packard had generally lackluster results, lagging its peers in staying competitive amid technological structural shifts. Despite better management initiatives, a real catalyst for growth in the near-term is lacking, and we believe the company will continue to face challenges in its long-term growth. The stock’s cheapness does not sufficiently present a buying opportunity, so the portfolio remains underweight in the name. Within the autos and transportation sector, Norfolk Southern Corp., one of the top overweights in the portfolio, contributed to performance returns and consistently outperformed its peers in 2011. Despite a drag on fourth quarter earnings from weather conditions, the railroad company still showed earnings resilience and continued to beat estimates throughout the reporting period. It saw positive demand, growth across most business segments and improved margins. Investing in rails has been one of our long-term themes. We believe Norfolk Southern should continue to benefit from favorable pricing power and improved operational efficiency, while sustaining market share shifts from truckers. Within the pharmaceutical/medical technology sector, an overweight in Biogen Idec, Inc. was also a top contributor to the portfolio’s performance for the year. The company has shown solid earnings growth driven by revenue generation from its leading products as well as encouraging clinical results of its new oral compound for multiple sclerosis. Given its strong biotechnology franchise with a promising product pipeline, we believe Biogen Idec is one of the top names in the sector and, with focus on research and development, it is well positioned to differentiate itself against its peers for market share gain and long-term growth.
Main Street Core Portfolio (managed by OppenheimerFunds, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Main Street Core Portfolio’s Class I returned 0.48%, compared to a 2.11% return for its benchmark, the S&P 500 Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the year ended December 31, 2011, the portfolio underperformed the benchmark. At the end of the reporting period, the portfolio had substantial overweight positions relative to the benchmark in financials, health care and information technology sectors and large underweight positions in utilities and materials sectors.
     During the reporting period, the top performing sector for the portfolio was information technology. Apple, Inc. was among the top contributors to the portfolio’s performance. Apple continued to out-execute its peers. The company’s continued success at innovation and highly recognizable brand led to global growth and share gains across its top revenue producing products — iPhones, iPads and Mac PCs. Phillip Morris International, Inc., despite the headwind of anti-smoking rhetoric, continued to generate substantial free cash flow stemming from ongoing market share gains and its considerable ability to raise prices. The stock added to the performance of the portfolio. Within the energy sector, Chevron Corp.’s stock price appreciated, positively impacting the portfolio’s performance, as investors rewarded the company’s impressive drilling prowess and the highest resource replacement rate among its peers. Within the health care sector, pharmaceuticals firm Bristol-Myers Squibb Co.’s stock performed well for the portfolio. The company,
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which produces such drugs as Plavix and Abilify and is a recent addition to the portfolio, benefited from recent trial results for Eliquis, an anticoagulant that showed “best in class” data for both stroke and major bleeding against the existing drug Warfarin, while also showing a statistically significant reduction in mortality. Additionally, a competing drug from Johnson & Johnson, which is currently in trials, experienced a setback from the Food and Drug Administration (FDA). Abbott Laboratories, a global leader in the development and manufacture of pharmaceuticals and medical devices, was another health care holding that also positively contributed to portfolio performance results. The company continued to successfully expand its global reach during the year. Additionally the large publishing firm The McGraw-Hill Cos. also contributed to positive performance results. The company saw solid performance across a few of its different business units. At the end of the reporting period, it also announced that it had completed the sale of its former broadcasting group and its nine television stations to Scripps Networks Interactive, Inc.
     The top detractors from portfolio performance were mostly in the financial sector. The weakening global economy and an uncertain regulatory environment for financial firms turned the market bearish on financial stocks, particularly in the investment banking and brokerage sector. The market perceived investment banks as having significant exposure to the debt crisis affecting the eurozone. The market viewed the high cost of borrowing for countries such as Greece and Italy, possibly leading to those countries defaulting on their debts, as having potentially negative implications for the stability of the European banking system and the euro. In the U.S., a weak economy and pessimistic housing data also signaled potential lower profits for banks.
     In this difficult environment for bank stocks, Citigroup, Inc., CIT Group, Inc., AFLAC, Inc., JPMorgan Chase & Co. and Wells Fargo & Co. were among the top detractors from portfolio performance. Citigroup and JPMorgan Chase were hard hit because the market viewed their significant exposure to both Europe and the developing markets with concern. With CIT Group, the market questioned its ability to have necessary access to the debt markets in order to continue to secure financing at a reasonable cost. Insurance stock AFLAC, Inc. had, in our opinion, some difficulties in a tough economic environment adapting to a more crowded field of competitors, which led the portfolio to exit its position. The portfolio also sold Wells Fargo & Co. during the period. In consumer discretionary, Ford Motor Co. detracted from portfolio performance results. Ford made several disappointing announcements during the reporting period, including at the height of market volatility, which caused the market to price in a negative short-term outlook for Ford, sending its stock lower.
     We at Oppenheimer believe the U.S. economy will continue to improve at a gradual and perhaps uneven fashion. The slow-growth environment could create a bifurcated stock market in which well-run companies with solid business models outperform. We also believe that while cyclical stocks and companies with cyclical earnings have generally performed well as of late, this trend will eventually shift to the benefit of consistent, longer-term performers. If our expectations are correct, the current market environment could potentially favor our investment style and process, which focuses on companies with sustainable competitive advantages. We view such firms as well-positioned to generate stronger profit margins and take market share from weaker players. We will continue to seek to buy such companies when their valuations are attractive and believe that this disciplined investment process is the key to generating solid long-term performance.
Mid-Cap Equity Portfolio (managed by Lazard Asset Management LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Mid-Cap Equity Portfolio’s Class I returned -5.40%, compared to a -1.55% return for its benchmark, the Russell Midcap Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed the benchmark for the year ended December 31, 2011. Stock selection in the information technology sector contributed to the portfolio’s performance. Shares of Motorola Mobility Holdings, Inc., the spin-off of Motorola’s wireless and cable business, climbed
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after Google, Inc. forged a deal to buy the company for $12.5 billion. The deal, which must be approved by the Justice Department, is expected to close in early 2012. A lack of exposure to telecommunication services also helped the portfolio’s performance returns, as the sector was the worst performer in the benchmark during the year.
     In contrast, stock selection in the health care sector detracted from portfolio performance. Shares of pharmaceutical company Warner Chilcott P.L.C. declined on investor concerns over the firm’s levered balance sheet, an FDA review of its osteoporosis drugs, and the risk of generic competition for an oral acne drug. We at Lazard are comfortable with Warner Chilcott’s debt, as the company does not have maturities until 2016 and has excellent free cash flow, in our view. We also believe that the worries surrounding the company’s products are manageable. Stock selection in the materials sector also hurt returns. Shares of salt maker Compass Minerals International, Inc. declined on macroeconomic and weather-related concerns. We believe the company has a strong balance sheet and good growth potential.
     Unfortunately, the same macro considerations that overwhelmed the micro in 2011 are likely to be repeated again in 2012. We continue to believe that over time, investors will reward companies that grow revenue and earnings. Moreover, at some point, investors will also appropriately reward the companies that generate high levels of returns on capital through the cycle, especially those that delivered earnings growth during the worst economic downturn since the Great Depression.
     In conclusion, we remain optimistic regarding the prospects for companies to deliver growth in revenue and earnings in our base case scenario. We continue to find excellent investment opportunities, many of which have actually de-valued in 2011 in spite of their great results. These companies not only have excellent organic cash flow, strong balance sheets and operational flexibility but also have attractive valuations. We believe these characteristics should enable the companies to persevere through volatility and be rewarded appropriately for the resilience when the major macro, political and regulatory concerns have become less prominent in investors’ minds.
Mid-Cap Growth Portfolio (managed by Morgan Stanley Investment Management Inc.)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Mid-Cap Growth Portfolio’s Class I returned -7.81%, compared to a -1.65% return for its benchmark, the Russell Midcap Growth Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed the benchmark for the year ended December 31, 2011. The technology sector was the largest detractor from the portfolio’s relative performance returns, as both stock selection and an overweight in the sector were unfavorable. Underperformance within the sector was primarily driven by a number of holdings in the computer services, software, and systems industry. Stock selection and an underweight in the consumer discretionary sector also dampened relative performance. Within the sector, exposure to a video streaming service was the primary detractor from the portfolio’s performance. Stock selection in the materials and processing sector was disadvantageous to the portfolio’s performance as well.
     In contrast, the utilities sector was the main positive contributor to the portfolio’s relative performance returns during the reporting period. Within the sector, the portfolio held only two stocks and both posted gains during the period, contributing to its performance. An overweight position in the health care sector added marginally to relative performance.
     The portfolio management team for Morgan Stanley looks for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
selection process. We continue to focus on assessing company prospects over a three-to five-year time horizon and on owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.
Mid-Cap Value Portfolio (managed by BlackRock Capital Management, Inc)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Mid-Cap Value Portfolio’s Class I returned -5.69%, compared to a -1.38% return for its benchmark, the Russell Midcap Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. In a challenging 2011 market environment, the portfolio underperformed the benchmark for the year. Stock selection and allocation both had a negative impact on relative portfolio performance. The investment approach for the portfolio is driven by bottom-up stock selection. Investment decisions are based on fundamental research designed to identify stocks of mid-capitalization companies facing temporary challenges or under-earning their potential but with opportunities for improvement. The portfolio is diversified by sector and security and maintains a mid-capitalization value style consistent with that of the benchmark.
     Favorable stock selection in the telecommunications services, industrials, and information technology sectors added value to the portfolio during the reporting period. In the telecommunications services sector, the portfolio’s lone holding, CenturyLink, Inc., a provider of phone and Internet service, was the greatest individual contributor to the portfolio’s positive performance. Stock selection also benefited performance in the industrials sector. Key areas of strength included aerospace & defense, machinery and airlines. Goodrich Corp., a maker of aviation components and systems, was among the standout contributors to the portfolio’s performance. Shares surged in late September after the company announced its acquisition by United Technologies Corp. at a significant premium. In the international technology sector, outperformance was primarily the result of strong stock selection among internet technology services, software and semiconductor-related names. Key individual contributors to the portfolio’s performance included Broadridge Financial Solutions, Inc., a provider of technology solutions to the financials services industry, video game makers Electronic Arts, Inc. and Take-Two Interactive Software, Inc., and Teradyne, Inc., a manufacturer of semiconductor testing equipment.
     The utilities, energy, consumer staples and materials sectors were the primary sources of portfolio underperformance for the year. Within the benchmark, the more defensive and higher-yielding utilities stocks were the strongest performers. Accordingly, the portfolio’s underweight position to the sector proved to be a significant drag on its relative returns. Poor stock selection, particularly among multi-utilities, compounded the portfolio’s performance shortfall. Weakness in the energy sector largely stemmed from poor stock selection among exploration & production names, which overshadowed favorable returns from the portfolio’s energy equipment & service provider holdings. Coal producer Alpha Natural Resources, Inc. was the most notable laggard, detracting from portfolio performance, as disappointing earnings and lowered production estimates sparked a steep decline in the stock in the second half of the reporting period. Similar to utilities, consumer staples stocks significantly outperformed the broader market due largely to their more defensive characteristics. However, a moderate underweight position and stock selection in the sector weighed on portfolio performance returns. In the materials sector, stock selection among metals & mining companies and chemicals producers detracted from portfolio performance. Walter Energy, Inc., a producer of metallurgical coal used primarily in steel production, was the greatest individual detractor from portfolio performance. Shares stumbled on expectations that a slowing global economy would negatively impact coal demand.
     At the close of the reporting period, the most notable sector weightings relative to the benchmark included overweight positions in information technology and health care, and underweight positions in utilities, industrials and financials. Looking ahead, we at BlackRock continue to believe that the strength in company fundamentals is not accurately reflected in stock prices. Corporate profit margins have consistently surprised to the upside
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
since the start of the recovery in 2009, while valuations have become increasingly attractive as multiples have contracted. However, the situation in the eurozone remains a headwind. While economic growth in the U.S. is modestly positive, and we have yet to see signs of a significant slowdown reflected in earnings expectations, a recession in Europe would certainly have a negative impact on U.S. profits. Accordingly, entering 2012, the portfolio is well balanced from a cyclical perspective, with an emphasis on companies that have unique drivers for improvement and are less dependent on a sharp economic recovery.
Small-Cap Equity Portfolio (co-managed by Franklin Advisory Services, LLC and BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Small-Cap Equity Portfolio’s Class I returned -3.38%, compared to a -5.50% return for its benchmark, the Russell 2000 Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio outperformed the benchmark for the year ended December 31, 2011. The following discussions are from each of the co-portfolio managers, Franklin and BlackRock, respectively.
Franklin
     The management team employs a bottom-up stock selection process and invests in securities without regard to benchmark comparisons. As a result, the portfolio frequently contains sector and security allocations that are significantly different than those of the benchmark. We seek to invest in small-capitalizations companies that we believe are selling below their underlying worth. Our strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out-of-favor with other investors.
     Stock selection benefited the portfolio’s performance. Major contributors to portfolio performance included Pharmaceutical Product Development, Inc. (PPDI) in the health care sector, which was subject to an all-cash takeover offer from The Carlyle Group and Hellman & Friedman of $33.25 per share, a 29% premium over the previous day’s closing price of PPDI. Several holdings in the consumer discretionary sector were also contributors to portfolio performance such as The Men’s Wearhouse, Inc. and Group 1 Automotive, Inc. in the specialty retail industry, and La-Z-Boy, Inc. in the household durables industry. Mueller Industries, Inc. in the industrials sector and RLI Corp. in the financials sector also helped results. Global Industries in the energy sector and RPM International, Inc. in the materials sector boosted the portfolio’s performance, as did utilities sector holding PNM Resources, Inc. and in the consumer staples sector, Lancaster Colony Corp.
     Significant detractors from portfolio performance during the reporting period included Overseas Shipholding Group, Inc. and Rowan Cos., Inc. in the energy sector. Consumer discretionary holdings Autoliv, Inc., Winnebago Industries, Inc. and Brown Shoe Co., Inc. also hindered the portfolio’s performance results, as did insurance companies Old Republic International Corp. and Protective Life Corp. in the financials sector. Other detractors from portfolio performance included Rofin-Sinar Technologies, Inc. and Benchmark Electronics, Inc. in the information technology sector and EnPro Industries, Inc. in the industrials sector.
BlackRock
     The portfolio invests in small-capitalization securities that are included in the benchmark, the Russell 2000 Value Index, or have economic characteristics similar to the securities included in the benchmark.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Despite domestic equities’ lackluster performance during the year, U.S. stocks still outperformed most international markets given their relative safety during a time of heightened uncertainty overseas. Growth strategies (as represented by the Russell 2000 Growth Index) outperformed value strategies (as represented by Russell 2000 Value Index) for the year. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. From a sector perspective, relative to the Russell 2000 Index, utilities led the index for 2011. The defensive consumer staples sector performed well amid high volatility, as did stocks in the health care sector, which benefited from increased M&A activity during the year and contributed to portfolio performance. On the other hand, the cyclical materials, energy and the telecommunications sectors saw the largest declines during the year amid heightened uncertainty about the global economy and detracted from portfolio performance.
Small-Cap Growth Portfolio (managed by Fred Alger Management, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Small-Cap Growth Portfolio’s Class I returned -3.10%, compared to a -2.91% return for its benchmark, the Russell 2000 Growth Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed the benchmark for the year ended December 31, 2011. The portfolio’s largest weightings during the year were in the information technology and consumer discretionary sectors. Generally speaking, the consumer discretionary sector was slightly overweighted versus the benchmark while the health care sector was, on average, slightly underweighted. Favorable stock selection in the information technology and health care sectors were the most important absolute contributors to the portfolio’s performance. The sectors that detracted most from portfolio performance included energy and materials sectors. Among the most important absolute contributors to the portfolio’s performance were Ulta Salon Cosmetics & Fragrance, Inc., NetLogic Microsystems, Inc., and Clean Harbors, Inc. Conversely, detracting from the portfolio’s overall performance were Quicksilver Resources, Inc., Greenhill & Co., Inc., and Fortress Investment Group L.L.C.
     During the one-year period ended December 31, 2011, Alger’s investment philosophy and process remained consistent: a research intensive, bottom-up, fundamental approach focused on discovering the companies undergoing “positive dynamic change”. While some investors may be uncomfortable with change, we at Alger believe that it produces opportunities to invest in companies with superior growth potential. Research continues to be the cornerstone of our investment process, and we continually strive for a differentiated perspective. We believe that our proven, disciplined process for identifying companies experiencing “positive dynamic change” will continue to generate solid long-term results for our clients.
     The eurozone crisis and political gridlock in the U.S. over deficit spending are likely to influence market performance during the early part of 2012. We are encouraged, however, by the strength of U.S. corporate earnings and by the attractive valuations of equities. A declining rate of inflation, meanwhile, could encourage economic activity. While investor sentiment continues to be bearish, we believe we can continue to find compelling investment opportunities.
Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Small-Cap Index Portfolio’s Class I returned -4.51%, compared to a -4.18% return for its benchmark, the Russell 2000 Index. The portfolio seeks to replicate as closely as possible, the total return of its benchmark.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed the benchmark for the year ended December 31, 2011. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the Russell 2000 Index throughout the reporting period.
     Despite the fact that performance of domestic equities was lackluster, U.S. stocks still outperformed most international markets for the year, given their relative safety during a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. From a sector perspective, relative to the Russell 2000 Index, utilities led the index for 2011. The defensive consumer staples sector also performed well amid high volatility, as did stocks in the health care sector, which benefited from increased M&A activity during the calendar year and contributed to portfolio performance. On the other hand, the cyclical materials, energy and the telecommunications sectors saw the largest declines during the reporting period amid heightened uncertainty about the global economy and detracted from portfolio performance.
Small-Cap Value Portfolio (managed by NFJ Investment Group LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Small-Cap Value Portfolio’s Class I returned 2.31%, compared to a -5.50% return for its benchmark, the Russell 2000 Value Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques and particular sectors or securities.
A. The portfolio outperformed the benchmark for the year ended December 31, 2011. We at NFJ focus on investing in undervalued companies relative to the market across a broad range of industry groups. We normally invest significantly in securities of companies that we expect will generate income (for example, by paying dividends). Certain portfolio holdings in the energy sector were beneficial to the portfolio’s performance, in part, due to a management buyout of Houston-based natural gas producer and distributor Southern Union Co., which took the company private. Although oil prices generally trended upward during the year, energy was the weakest performing sector in the benchmark. However, several pipeline holdings, or companies that transport oil, including Magellan Midstream Partners L.P. and Sunoco Logistics Partners L.P., saw gains for the year, benefiting the portfolio’s performance results. Not only do these firms generate revenue based on the amount of oil transferred and, therefore, are less susceptible to price fluctuations, but establishing pipelines can be expensive and resource-intensive, so barriers to entry are high.
     Stock selection in the financials sector contributed to the portfolio’s performance returns, largely aided by the tender offer of Delphi Financial Group, Inc. The offer was issued by Japan’s second largest insurer, Tokio Marine Holdings, Inc., on December 21. Cash advance services provider Advance America Cash Advance Centers, Inc. and pawn shop operator Cash America International, Inc. weathered the calendar year’s economic uncertainty well, generating gains for the portfolio. Positions in the shares of select insurance companies, including American Financial Group, Inc. also resulted in the portfolio’s outperformance of the benchmark.
     Portfolio holdings in the materials sector delivered gains largely from Royal Gold, Inc. which benefited from higher gold prices, record revenue in the second quarter and strong earnings growth, adding to the portfolio’s performance. Though the chemicals industry stocks experienced fluctuating prices for their products, petroleum additives company NewMarket Corp. held strong for the reporting period.
     In the consumer discretionary sector, strong holiday sales contributed to a fourth quarter rally, though the sector delivered negative returns relative to the benchmark for the calendar year. In this environment, portfolio holdings in the specialty retail industry delivered outsized performance returns, including the somewhat defensive retail rental and leasing service provider Aaron’s, Inc. The company announced a 15.4% dividend increase in November, signaling to investors that management had confidence in Aaron’s financial strength. Automobile dealerships owner and operator Group 1 Automotive, Inc. surged, contributing to portfolio performance, in part from increased revenues and pent-up demand.
     Overweights in the energy and materials sectors detracted from the portfolio’s returns, in part because economically sensitive companies underperformed against more defensive securities. As previously mentioned, energy was the weakest sector within the benchmark, and in an apparent flight-to-safety, many investors seeking energy sector exposure piled into larger-capitalization corporations, such as Exxon Mobil Corp. and Chevron Corp. The materials sector within the benchmark underperformed as global growth decelerated, negatively impacting demand for steel and copper. Gains in the price of gold, and the impact those prices had on mining companies, were unable to offset declines in the overall sector.
     Selection in the health care sector also detracted from the portfolio’s performance results during the reporting period, in part due to health care equipment firm Invacare. The company experienced downward pressure on its gross margins and suspended production in two plants at the request of U.S. regulators. Invacare has been trading at a compelling discount to many of its peers.
     An underweight in the financials sector detracted from the portfolio’s performance slightly; the portfolio remains significantly underweight the sector, and for the year averaged a 13.8% weight vs. 36.2% for the benchmark.
Health Sciences Portfolio (managed by Jennison Associates LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Health Sciences Portfolio’s Class I returned 11.94%, compared to a 1.75% return for its benchmark, the S&P Composite 1500 Index and a 11.88% return for the S&P Composite 1500 Health Care Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio outperformed its broad-based benchmark, the S&P Composite 1500 Index, and performed essentially in-line with the health care-specific S&P Composite Health Care Index for the reporting period. The biotechnology, pharmaceuticals, and health care technology sectors posted advances of more than 15% in the health care index. Life sciences tools and services, and health care equipment and supplies were the only areas in the health care index to decline. Portfolio gains were strongest in health care providers and services, biotechnology, and health care technology. The portfolio’s life sciences tools and services, and health care equipment and supplies positions lost ground, detracting from portfolio performance.
     Several biotechnology holdings, including Pharmasset, Inc., Alexion Pharmaceuticals, Inc., Ariad Pharmaceuticals, Inc., Medivation, Inc., and Inhibitex, Inc., were key contributors to the portfolio’s positive return. Pharmasset’s experimental, all-oral regimen represents a potential breakthrough in the treatment of hepatitis C (HCV), as it would eliminate the need for long-acting interferon, which has many side effects and is difficult for patients to tolerate. In November 2011, Gilead Sciences, Inc. announced that it will acquire Pharmasset. The purchase price represented a significant premium to Pharmasset’s market value at the time of the announcement.
     Alexion rose on favorable market sentiment about its lead product, Soliris. Soliris treats two rare, genetic, and potentially life-threatening blood disorders: paroxysmal nocturnal hemoglobinuria (PNH), and atypical hemolytic uremic syndrome (aHUS). The company is aggressively pursuing label expansion opportunities in other autoimmune and inflammatory disease settings, including myasthenia gravis (a neuromuscular disease leading to muscle weakness and fatigue), multifocal neuropathy (another condition in which muscles become progressively weaker), and severe asthma.
     Ariad Pharmaceuticals, Inc. develops cancer-treating medicines that regulate cell signaling with small molecules. Ariad shares climbed on clinical trial data that confirmed the efficacy of ponatinib (AP24534), its investigational treatment for patients with drug-resistant myeloid leukemia, including those with a certain type of mutation for which there are no current available treatments.
     Medivation rose after its experimental prostate cancer drug, MDV3100, helped patients live longer in a late-stage clinical study, suggesting that the treatment could become a significant player in the global prostate cancer market. Prostate cancer kills approximately 250,000 men each year worldwide and is the second most common cause of cancer death in men in the U.S., after lung cancer.
     The portfolio’s Inhibitex shares soared on positive data from an ongoing clinical trial of INX-189, an antiviral being tested as a treatment for HCV. The manager believes the data place INX-189 among the most promising nucleotide polymerase inhibitors, a class of drugs that target an enzyme essential for replication of HCV.
     Significant contributors to the portfolio’s return in the health care providers and services sector included AMERIGROUP Corp. and Centene Corp. Both companies focus on serving people who receive health care through publicly sponsored programs, such as Medicaid, Supplemental Security Income, and the State Children’s Health Insurance Program (SCHIP).
     Biotechnology holdings Targacept, Inc., Intercell A.G., and Dendreon Corp. were key detractors from portfolio performance. Targacept fell on news that its experimental antidepressant, TC-5214, failed to meet the primary endpoint of the first of four Phase III tests of its efficacy and tolerability as an adjunct therapy to a first-line antidepressant in patients with major depressive disorder (MDD) who do not respond adequately to initial antidepressant treatment. Data from the remaining three trials are expected in 2012.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Intercell holdings declined when a major trial of one of its key vaccines was cancelled after interim data suggested an unfavorable efficacy/safety profile. The vaccine was designed to protect against staphylococcus aureus, the most common cause of hospital-acquired infections.
     Dendreon suffered from uncertainty about whether use of its prostate cancer drug Provenge would be reimbursed. The Centers for Medicare and Medicaid Services issued a final ruling in June 2011 saying that the $93,000 treatment is “reasonable and necessary” for men with advanced, prostate tumors resistant to hormone therapy who have minimal or no symptoms.
     In life sciences tools and services, the portfolio’s Illumina, Inc. shares were hurt by purchasing delays caused by research funding concerns. Illumina develops genotyping, next-generation sequencing and gene-expression tools to isolate and analyze genetic information. The commercialization of gene-based medicine is still in its early stages. We at Jennison believe the opportunity for growth in Illumina’s core business remains strong, despite near-term headwinds.
     During the reporting period, the portfolio’s positions in AMERIGROUP, Intercell and Dendreon were sold, as the manager reallocated funds to what it considered more attractive investment opportunities.
     As always, we strive to construct a well-diversified portfolio that draws on rigorous research and bottom-up stock selection. In all areas, the manager looks for companies benefiting from new product approvals, significant mergers and partnerships, or the global economic environment.
Real Estate Portfolio (managed by Morgan Stanley Investment Management Inc.)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Real Estate Portfolio’s Class I returned 6.12%, compared to a 8.29% return for its benchmark, the FTSE NAREIT Equity REITs Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended December 31, 2011, the portfolio underperformed the benchmark. Bottom-up stock selection detracted from, while top-down sector allocation contributed to, the portfolio’s performance relative to the benchmark. From a bottom-up perspective, the portfolio achieved favorable relative stock selection in the mall, office and shopping center sectors. This was more than offset by stock selection in the diversified, health care, hotel and apartment sectors, which detracted from the portfolio’s relative performance. From a top-down perspective, the underweight to the industrial and office sectors contributed to the portfolio’s relative performance, while the overweight to the hotel sector and underweight to the health care sector, each detracted from relative performance.
     The Morgan Stanley portfolio management team has maintained its core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at what we believe is the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. During the reporting period, our company-specific research led us to an overweight to a group of companies that are focused in the ownership of upscale urban hotels and to a number of out-of-favor companies, and an underweight to companies concentrated in the ownership of suburban office, health care and industrial assets.
Technology Portfolio (managed by Columbia Management Investment Advisers, LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Technology Portfolio’s Class I returned -4.90%, compared to a 2.11% return for the S&P 500 Index, a -0.88% return for the S&P North American Technology Index and a -12.27% return for the Merrill Lynch 100 Technology Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed the S&P 500 Index and the S&P North American Technology Index during 2011. Relative to the S&P 500 Index, the portfolio’s broad-based benchmark, the portfolio benefited from a relative underweight position in some of the worst performing sectors of the benchmark such as financials, materials and industrials as the strength and sustainability of the economic recovery was questioned by investors.
     The portfolio’s relative underweight position to some of the more traditionally defensive sectors of the S&P 500 Index such as health care, consumer staples and utilities, which performed well as investors sought some relief from the market volatility by investing in these sectors, detracted from the portfolio’s performance relative to the S&P 500 Index. The majority of the portfolio was invested in the technology sector where stock selection and positioning underperformed relative to the technology stocks in the S&P 500 Index.
     Relative to the S&P North American Technology Index, the portfolio’s performance during the reporting period benefited from stock selection and positioning within the communications equipment, software and semiconductor industries, while the internet software & services, information technology services and computers & peripherals industries were areas that held back the portfolio’s performance for the reporting period. The portfolio’s relative underweight positions within the communications equipment industry, particularly in networking companies Cisco Systems, Inc. and Juniper Networks, Inc. contributed to its relative performance. Cisco was under pressure most of the year after the company missed several consecutive earnings expectations, and investors questioned Cisco’s long-term strategy as the company’s efforts to build a consumer brand have struggled. The portfolio’s relative underweight position in networking company Juniper Networks also helped the portfolio’s relative performance. During the reporting period, Juniper missed earnings expectations and provided a negative outlook for spending by telecommunication services carriers. Networking companies were expected to benefit from the rapid growth in mobile computing, highlighted by smart phones and tablets, since telecommunication services firms needed to upgrade and expand their networks. However, carriers were prioritizing wireless over wire line capital expenses, which postponed the spending that networking companies like Juniper were expecting to receive and placed downward pressure on the companies throughout most of the year. The portfolio’s relative underweight to Blackberry manufacturer, Research In Motion Ltd. also helped the portfolio’s performance as the stock sold off after the company reduced forward guidance and experienced delays in new product launches, thereby missing the important “back-to-school” selling season. The company continues to lose market share to Apple, Inc.’s suite of consumer electronic products. Also contributing to performance was the portfolio’s longstanding overweight position to the software industry, not only from a positioning standpoint, but also from strong security selection. A holding in the software industry that helped performance was voice recognition software maker Nuance Communications, Inc. The company’s software helps power the popular speech controlled personal assistant, Siri, on the Apple iPhone 4S. Siri, which can do everything from taking dictation for text messages and entering calendar appointments to answering general-knowledge questions, has intrigued users and has the smartphone and consumer electronics markets scrambling to match and improve upon Apple’s blockbuster offering, all of which bodes well for Nuance Communications’ business. Stock selection in security software manufacturer Checkpoint Software Technologies Ltd. which supplies firewalls and intrusion detection systems also performed well during the reporting period, positively impacting portfolio performance. A host of well publicized security breaches at major corporations highlighted the continuing need to protect customer data from attacks by hackers. Strong stock selection and an overweight posture within the semiconductor industry helped portfolio performance during the reporting period as
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
holdings in semiconductor capital equipment manufacturers KLA Tencor Corp. and ASML Holding N.V. posted strong returns in their businesses. Both companies continue to benefit from their strong market share positions at a time when the increased complexity of semiconductors drives capital expenditures by the major chip companies. A holding in semiconductor equipment maker Novellus Systems, Inc. was acquired during the fourth quarter by rival Lam Research Corp. in order to cultivate more advanced chip making technology and leverage each company’s existing strategic relationships. Novellus was a strong contributor to the portfolio’s returns during the last quarter of the reporting period.
     Detracting from performance, relative to the S&P North American Technology Index during the year, was the portfolio’s relative underweight position to the computers and peripherals industry, particularly a relative underweight to Apple, which comprises almost a 10% weighting in the benchmark index and posted strong returns. During the year, the company launched the second version of the iPad, called iPad 2, which saw great consumer demand and fortified the company’s leadership position in the tablet segment, as well as launching a new version of their popular iPhone. During the year, the company’s founder and visionary, Steve Jobs, lost a long battle with cancer causing some concern about the future ability to produce blockbuster products; however investors have become comfortable with the capable management team that has been put in place. The portfolio management team’s investment and risk management processes prevent holding an individual position greater than 8% despite viewing Apple’s fundamentals as positive. A holding in storage and data management company, NetApp, Inc., hurt portfolio performance as the company met earnings expectations but missed revenue goals during the calendar year. Management indicated sales were running ahead of plan heading into July, but a sudden freeze in spending at U.S. Federal institutions, driven in large part by budget and debt ceiling negotiations in mid July, resulted in revenue coming in below expectations. A holding in EMC Corp., which also provides storage and data management, faced downward pressure on investor concerns that their business would be similarly impacted. The demand for electronic data storage continues to increase on both the corporate and consumer side which should benefit NetApp and EMC’s businesses. Within the internet technology services sector, a relative sector underweight along with the decision not to own tech giant International Business Machines Corp. (IBM) detracted from portfolio performance as IBM posted strong returns during the reporting period. IBM represents approximately an 8% weighting in the benchmark index which, coupled with the stock’s strong performance during the period, resulted in IBM being the biggest relative detractor to the portfolio’s performance during the period. The portfolio’s management team does not find that the value and growth prospects of IBM are compelling relative to other large tech companies and believes many investors are holding the company as a means to invest defensively in a volatile market environment. Also detracting from performance during the period was an underweight position in MasterCard, Inc. which was one of the top performing stocks in the index during the period. MasterCard is benefiting from the rapid growth of its debit card business, as financial industry clients are increasingly turning to the company to process card transactions. Also detracting from the portfolio’s relative performance was an underweight posture to the internet software & services industry, particularly internet search engine Google, Inc. which posted strong returns for the year driven by an increase in paid advertising revenues during the period.
     While there will be numerous risks confronting equity markets in 2012, ranging from the U.S. elections and tax policy to the state of the European credit markets, the potential slowdown in the rate of China’s economic growth and the ongoing turmoil in the Middle East, we still remain positive on select U.S. technology companies. Markets could surge as they did in 2010 on expectations of a change in political leadership and efforts to bolster economic growth. While the U.S. economy seems to be improving or stabilizing in areas such as manufacturing and employment, investor confidence remains bleak with a preference for perceived safety in low yielding fixed income securities over more attractively valued equities. There are numerous high quality technology companies that we feel are trading at very attractive valuations and reasonably good fundamentals. Momentum investing, which dominated much of the last two years seems to be slowing, and company fundamentals appear to matter more to investors. We, at Columbia believe it is in this type of an investment environment where our experienced team and disciplined investment style of deep fundamental analysis of both industries and individual companies should provide us with a competitive advantage.
Emerging Markets Portfolio (managed by OppenheimerFunds, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Emerging Markets Portfolio’s Class I returned -17.97%, compared to a -18.42% return for its benchmark, the MSCI Emerging Markets Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended December 31, 2011, the portfolio outperformed the benchmark. The disappointing results of the portfolio and emerging markets in general occurred as the developing world struggled with heightened volatility stemming from adverse macroeconomic developments.
     At the reporting period’s end, relative to the benchmark the portfolio was positioned with a significant overweight position in the consumer staples sector and was overweight to a lesser degree within the information technology and consumer discretionary sectors. At the end of the reporting period, the portfolio had significant underweight positions within the materials, financials, energy, industrials and telecommunication services sectors and did not hold any positions within the utilities sector. On a country basis, the portfolio had large relative overweight positions in India, Mexico and the U.K., along with relative underweight positions primarily in Korea, Taiwan and South Africa.
     The portfolio’s holdings that contributed to the portfolio’s performance during the reporting period were in the consumer staples sector — Fomento Economico Mexicano S.A.B. de C.V. (FEMSA) and Companhia de Bebidas das Americas (Ambev). FEMSA is a Mexican beverage company that owns and operates OXXO, the largest convenience store chain in Latin America. It controls Coca-Cola FEMSA S.A.B. de C.V., one of the largest independent Coca-Cola bottlers in the world. FEMSA also holds a stake in Heineken N.V., with whom it cooperates closely in Latin America beer distribution. FEMSA’s profits grew at a healthy rate as modern retail formats continued to gain popularity in Mexico. Towards the end of the period, Coca-Cola FEMSA and Corporacion de los Angeles, S.A. de C.V. (Grupo CIMSA) merged their bottling operations, which also benefited FEMSA’s stock price. Brazil-based Ambev, majority owned by Anheuser-Busch InBev N.V., is the largest brewer in Latin America and the largest PepsiCo bottler outside of the U.S. Continued demand for Ambev’s products allowed its stock to perform well despite the volatility in emerging markets. Other holdings that contributed to portfolio performance for the one-year reporting period included consumer discretionary sector stock P.T. Astra International T.B.K., financials sector holding SM Prime Holdings, Inc. and energy sector stock Tullow Oil P.L.C. P.T. Astra International is Indonesia’s largest automotive retailer which experienced strong profits and sales during the reporting period. SM Prime Holdings is the parent company of SM Group’s shopping malls and is the largest shopping mall and retail operator in the Philippines and also performed well, positively impacting the portfolio’s performance during the reporting period. Tullow Oil is an oil and gas exploration company based in the U.K. Tullow’s stock performed well after the company announced it had discovered oil in French Guiana.
     Among the greatest detractors from portfolio performance during the year were information technology sector holdings Infosys Ltd. and HTC Corp., both of which faced challenges during the reporting period. During the reporting period, information technology companies encountered a difficult business environment, leading to generally softening demand and lower revenues across the industry. Corporate expenditures on information technology projects were scaled back or delayed during the reporting period due to an uncertain outlook for the global economy. Infosys, a global technology services company based in India, was also adversely affected by the weakening Indian economy, which saw a sharp pull-back in Gross Domestic Product (GDP) growth and a declining Indian stock market. HTC Corp., the Taiwanese manufacturer of the Android phone, experienced declines over the second half of the year as information technology stocks were hit hard by the significant market volatility. In addition, the company lost a patent case with Apple, Inc. toward the end of the reporting period. HTC remained one of the leaders in smartphones and continued to grow its market share in China, among other markets. Other detractors from the portfolio’s performance were materials sector holding Impala Platinum Holdings Ltd., consumer discretionary sector stock, B2W Cia Global do Varejo, and consumer staples sector holding, Magnit O.J.S.C. Platinum producer Impala Platinum Holdings announced guidance below analysts’ estimates. Brazil-based B2W came under pressure in the midst of a volatile economic environment in the emerging markets and an unexpectedly slow growth environment in Brazil. Magnit is a leading Russian food grocery store chain operator. Despite announcing higher profits during the period, its second quarter profit missed forecasts, and the stock was sent lower. Russian stocks
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
in general were being hammered by the market around the same time as Magnit’s announcement of lower profits due to Russia’s exposure to the eurozone debt crisis.
     We at Oppenheimer believe the recent broad-based set-backs in equities represent an exciting medium-term opportunity to invest in emerging markets equities. While financial markets worldwide remain highly correlated in adversity, the underlying economic fundamentals will remain broadly divergent, in our view. Favorable demographics and balance sheets imply that the emerging markets world is poised to remain the engine of worldwide growth for most of the next decade. The cyclical retreat in the larger emerging markets economies, particularly the Asian giants, is well advanced. Equity prices have largely, in our view, adjusted downward to reflect the business cycle adjustments.
     Share prices fluctuate — sometimes, wildly. Nevertheless, our portfolio strategy remains the same. We seek to commit capital to businesses with durable, above-average growth and sustainable competitive advantage, with minimal benchmark orientation. We are long-term shareholders and seek to invest in extraordinary businesses, which we believe are rare in dynamic, often high growth developing economies.
International Large-Cap Portfolio (managed by MFS Investment Management)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the International Large-Cap Portfolio’s Class I returned -10.12%, compared to a -12.14% return for its benchmark, the MSCI EAFE Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended December 31, 2011, the portfolio outperformed the benchmark. Stock selection in the basic materials, technology, and transportation sectors were the primary drivers of portfolio performance relative to the benchmark. In the basic materials sector, holding shares of industrial gas supplier Linde A.G. (Germany), which outperformed the benchmark, boosted the portfolio’s relative performance returns. Within the technology sector, the portfolio’s ownership in shares of outperforming South Korean microchip and electronics manufacturer Samsung Electronics Co. Ltd. also aided relative portfolio performance. In the transportation sector, holdings of strong-performing railroad company Canadian National Railway Co. (Canada) supported portfolio relative results.
     Elsewhere, the portfolio’s greater relative weightings in alcoholic beverage producer Diageo P.L.C. (U.K.), convenience store chain Lawson, Inc. (Japan), medical device manufacturer Synthes, Inc. (Switzerland), pharmaceutical company Merck KGaA (Germany), oil and gas exploration company Inpex Corp. (Japan), and Swiss pharmaceutical and diagnostic company Roche Holding A.G., all outperformed the benchmark over the reporting period, and contributed to portfolio relative performance. Additionally, the portfolio’s ownership in shares of the strong-performing telecommunications services sector holding China Unicom Ltd. (China) bolstered relative portfolio performance returns.
     Portfolio stock selection in the special products & services sector detracted from its relative performance. The portfolio’s holdings of human resources and employment services provider Randstad Holding N.V. (Netherlands) and technology consulting firm Infosys Ltd. (India) held back the portfolio’s relative performance results as both stocks underperformed the benchmark over the reporting period.
     Elsewhere, the portfolio’s holdings of weak-performing banking firm ICICI Bank Ltd. (India), Hong Kong-headquartered retailer Esprit Holdings Ltd. (China), no longer held at period end, electronics maker HTC Corp. (Taiwan), and electrical distribution equipment manufacturer Schneider Electric S.A. (France) dampened the portfolio’s relative performance. Not holding voice and data communications services company Vodafone Group P.L.C. (U.K.), pharmaceutical firm GlaxoSmithKline P.L.C. (U.K.), tobacco distributor British American Tobacco P.L.C. (U.K.), and global consumer products provider Unilever N.V. (U.K.) also hindered the portfolio’s relative performance returns as all four stocks turned in strong relative performance for the reporting period.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     The portfolio’s currency exposure was another detractor from the portfolio’s relative performance. All of the investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark. We at MFS use a bottom up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management capabilities.
International Small-Cap Portfolio (managed by Batterymarch Financial Management, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the International Small-Cap Portfolio’s Class I returned -12.27%, compared to a -14.49% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio outperformed the benchmark for the year ended December 31, 2011. We at Batterymarch maintain a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through the combination of portfolio construction rules and sector rankings. The portfolio continues to invest in excess of 100 companies and generally expects to invest a significant amount of its assets in about the same number of non-U.S. countries as the benchmark. Our stock selection results which had seen improvement since the end of 2009, continued to improve and contribute to performance through 2011. Stock selection was strong in virtually all regions, led in the major regions by selection in continental Europe and Japan. Stock selection in the financials (excluding banks) and the health care sector in both of those regions were especially strong and benefited the portfolio’s performance.
     At the security level, an overweight to Japanese medical equipment and health facility construction company Ship Healthcare Holdings, Inc. was the leading contributor to the portfolio’s relative performance. Ship Healthcare saw strong growth in most of its business lines, helped by the reconstruction demand following the earthquake. Australian mining company Iluka Resources Ltd. was also a significant contributor to portfolio performance benefiting from strong pricing power in industrial minerals. An overweight position in Canadian oil and gas explorer Open Range Energy Corp. had considerable value created via the growth and spinoff of its Poseidon Concepts Corp. (PSN) which leases modular fracturing fluid tanks.
     The impact of region and sector allocation added a modest amount of relative value to the portfolio, primarily due to an overweight to Japan which was the best performing region in the benchmark, albeit negative in an absolute respect. Overweights to two of the positive returning sectors in that region, banks and consumer staples, added the most value to the portfolio’s performance. An underweight to continental European banks also contributed to its performance, given that sector’s negative return in an environment dominated by the debt crisis.
     Stock selection in the U.K. detracted from portfolio relative performance. The materials sector was the biggest detractor in that region. A non-benchmark holding, Gulfsands Petroleum P.L.C., had a large negative return detracting from the portfolio’s performance results. This oil and gas explorer has most of its assets in Syria and was impacted by European sanctions.
     Stock selection in the consumer discretionary sector of continental Europe also detracted from portfolio performance, led by an overweight to German travel operator, hotel and logistics conglomerate Tui A.G. which hurt the portfolio’s performance due to the economic weakness in Europe, Middle East unrest (as a travel destination) and profit warnings.
     The largest detractor from the portfolio’s relative performance return at the security level was Australian oil & gas explorer Carnarvon Petroleum Ltd., which was challenged in its Thai operations, leading to volatile production volumes.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
International Value Portfolio (managed by J.P. Morgan Investment Management Inc.)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the International Value Portfolio’s Class I returned -12.90%, compared to a -12.14% return for its benchmark, the MSCI EAFE Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed its benchmark for the year ended December 31, 2011. Asset allocation for the portfolio is a by-product of stock selection opportunities. We at J.P. Morgan maintain a transparent and uniform investment philosophy which drives all in-house research efforts and all investment decisions.
     We seek to add value to clients’ portfolios by capitalizing on mis-valuations that arise within and across the world’s equity markets. We do this by investing in undervalued securities, as identified by in-house valuation tools and research analysts. Our process is dominated by bottom-up fundamental stock selection.
     From a sector perspective, stock selection in the telecommunications services, transportation services, consumer cyclicals and autos sectors added to the portfolio’s relative returns, while stock selection in the financials sector (particularly in banks) and an underweight in consumer non-durables sector were the largest detractors from the portfolio’s performance. Most major regions contributed to the portfolio’s relative performance, with stock selection in Japan and the U.K. being the largest factors. Continental Europe hurt the portfolio’s performance due to stock selection and a slight overweight position.
     At the stock specific level, Samsung Electronics Co. Ltd., the Korean maker of memory chips, smartphones and consumer electronics, contributed to the portfolio’s performance as its stock was on the rise since the late summer, triggering speculation that Samsung would be able to make up ground against Apple, Inc., its U.S. rival. In addition, Samsung reported stronger-than-expected third-quarter earnings in October, as robust sales of its Galaxy line of smartphones offset weakness in its DRAM (dynamic random access memory) and display business. DRAM prices fell sharply over the last twelve-months as demand for personal computers waned, prompting some producers to scale back production. At current prices, Samsung (being one of the lowest cost DRAM producers) is among the only producers that can generate a profit on this product.
     On the downside, Lloyd’s Banking Group P.L.C., the U.K. banking group, had a rough 2011 after rebounding sharply in 2010. A weak U.K. economy, higher funding costs and concerns that exposure to European sovereign debt might force the bank to raise fresh capital dragged down the stock and detracted from the portfolio’s relative performance. In addition, credit rating agencies recently downgraded a number of British banks (including Lloyds) after the Chancellor of the Exchequer indicated that the government was trying to move away from providing a back-stop for the banks. Despite the ongoing challenges of economic and regulatory uncertainty, the bank is making progress in executing its new strategy laid out in June with the goal of generating more stable profits and paying back state support.
American Funds Asset Allocation Portfolio (Capital Research and Management Company manages the Master Asset Allocation Fund)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the American Funds Asset Allocation Portfolio’s Class I returned 0.93%, compared to a 2.11% return for the S&P 500 Index and a 7.84% for the Barclays Capital U.S. Aggregate Bond Index. The American Funds Asset Allocation Portfolio (Feeder Asset Allocation Portfolio) invests all of its assets in Class 1 shares of the Asset Allocation Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Asset Allocation Fund). The Master Asset Allocation Fund returned 1.56% for the same period. The
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
performance for the Feeder Asset Allocation Portfolio was lower than the Master Asset Allocation Fund due to expenses incurred by the Feeder Asset Allocation Portfolio.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the master fund.
     The portfolio underperformed the benchmark for the year ended December 31, 2011. We at Capital Research, the manager of the Master Asset Allocation Fund continue to favor equities, which accounted for nearly 75% of the portfolio at the end of the reporting period. Fixed income holdings comprised about 21%.
     Highlighting the year were holdings in health care, consumer staples and telecommunication services sectors, which were all additive to the portfolio’s performance. Comparative weakness was observed in the energy and materials sectors, detracting from fund performance. Gains in fixed income were paced by agency MBS and investment-grade (BBB-/Baa3 or above) corporate bonds.
     With the majority of the fund’s investments being held in companies domiciled within the U.S., the relative strength of the U.S. markets since October led to a positive year-end snapshot of the fund.
     In these turbulent economic times, we emphasize the relevance of having a professionally managed portfolio. Maintaining a long-term outlook and not getting distracted by undulations in the market and day-to-day market headlines are key methods of approach for investors. We may be operating in a slower growth environment, but that can still be a positive scenario for a long-term investor.
Pacific Dynamix Portfolios
     The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios each invests its assets in the Pacific Dynamix Underlying Portfolios to achieve a specified risk target:
Performance
     Since the performance of each Pacific Dynamix Portfolio is a composite of the performance of each of the Pacific Dynamix Underlying Portfolios in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a comparison to a Pacific Dynamix Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad-based indices to use as a comparison to each Pacific Dynamix Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Pacific Dynamix Portfolio; each is comprised of the three broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the Pacific Dynamix Portfolios that were in effect at that time. However, the actual allocation of any Pacific Dynamix Portfolio will naturally vary as a result of market performance over time. The performance for these broad-based indices for the year ended December 31, 2011 is shown in the following table:

Broad-Based Indices

S&P 500 Index (U.S. Stocks)	2.11%

MSCI World ex USA Index (International Stocks)	-12.21%

Barclays Capital U.S. Aggregate Bond Index (Fixed Income)	7.84%
     It should be noted that the benchmark indices for the Pacific Dynamix Underlying Portfolios may differ from the Pacific Dynamix Portfolios’ broad-based indices. The following investments comprise the Pacific Dynamix Underlying Portfolios for the Pacific Dynamix Portfolios. Not all of the Pacific Dynamix Underlying Portfolios were represented in each of the Pacific Dynamix Portfolio models during the reporting period, and the allocation of each of the Pacific Dynamix Underlying Portfolios within the Pacific Dynamix Portfolio models did vary. The Pacific Dynamix Underlying Portfolios’ performance for the year ended December 31, 2011 listed below is net of portfolio expenses.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Pacific Dynamix Underlying Portfolios

PD Aggregate Bond Index ‘P’	7.65%

PD High Yield Bond Market ‘P’	5.03%

PD Large-Cap Growth Index ‘P’	2.39%

PD Large-Cap Value Index ‘P’	0.19%

PD Small-Cap Growth Index ‘P’	-3.27%

PD Small-Cap Value Index ‘P’	-5.82%

PD International Large-Cap ‘P’	-12.16%

PD Emerging Markets ‘P’	-18.20%
Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Pacific Dynamix-Conservative Growth Portfolio’s Class I returned 2.92% , compared to a 7.84% return for the Barclays Capital U.S. Aggregate Bond Index, a 2.11% return for the S&P 500 Index, a -12.21% return for the MSCI World ex USA Index, and a 4.15% return for the Pacific Dynamix-Conservative Growth Composite Benchmark.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio has just over half of its allocation in passively-managed, fixed income strategies. The remainder of the portfolio is allocated to four, passively-managed, domestic equity strategies and one, quantitatively-driven, international equity strategy. For the year ended December 31, 2011, the Portfolio’s Class I returned 2.92% compared to 4.15% for the Pacific Dynamix Conservative Growth Composite Benchmark. The riskier categories within each fixed income and domestic equity segment of the portfolio collectively detracted from its relative performance.
     The portfolio’s domestic equity segment was the largest detractor to its performance relative to the S&P 500 Index. Small-capitalization equity strategies (i.e. PD Small-Cap Growth Index and PD Small Cap-Value Index Portfolios) detracted from performance, as small-capitalization stocks underperformed large-capitalization stocks. While the PD Large-Cap Value Index Portfolio also lagged behind the broad, equity benchmark, the PD Large-Cap Growth Index Portfolio helped portfolio performance, as domestic growth stocks generally outperformed those of core and value styles. The domestic equity strategies generally seek to replicate the returns of their respective benchmarks. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.
     The international segment of the portfolio was roughly in-line with the MSCI World ex USA Index. The PD International Large-Cap Portfolio has a value bias relative to the benchmark, which may have helped its performance. Unlike domestic equities, foreign large-capitalization value stocks outpaced their core and growth counterparts. Nonetheless, a small allocation to the PD Emerging Markets Portfolio moderately dragged on portfolio performance, as emerging markets equities trailed behind developed foreign equity markets.
     The fixed income segment of the portfolio slightly underperformed the broad, fixed income benchmark. The allocation to the PD High Yield Bond Market Portfolio primarily detracted from the segment’s relative performance. Over the long run, both the PD Aggregate Bond Index and PD High Yield Bond Market Portfolios seek to match the total returns of the Barclays U.S. Aggregate Bond and Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Indices, respectively. Historic market volatility and liquidity issues that exist with certain debt issues and low asset levels may make replication difficult over periods of time.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the Pacific Dynamix-Moderate Growth Portfolio’s Class I returned 0.48%, compared to a 7.84% return for the Barclays Capital U.S. Aggregate Bond Index, a 2.11% return for the S&P 500 Index, a -12.21% return for the MSCI World ex USA Index, and a 1.95% return for the Pacific Dynamix-Moderate Growth Composite Benchmark.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio has just under half of its allocation in passively-managed, fixed income strategies. The majority of the portfolio is allocated to four, passively-managed, domestic equity strategies and two, quantitatively-driven, international equity strategies. For the year ended December 31, 2011, the Portfolio’s Class I returned 0.48% compared to 1.95% for the Pacific Dynamix Moderate Growth Composite Benchmark. The riskier categories within each fixed income and equity segment of the portfolio collectively detracted from its performance.
     The portfolio’s domestic equity segment was the largest detractor to its performance relative to the S&P 500 Index. Small-capitalization equity strategies (i.e. PD Small-Cap Growth Index and PD Small Cap-Value Index Portfolios) contributed negatively to portfolio performance, as small-capitalization stocks underperformed large-capitalization stocks. While the PD Large-Cap Value Index Portfolio also lagged behind the broad, equity benchmark, the PD Large-Cap Growth Index Portfolio helped portfolio performance, as domestic growth stocks generally outperformed those of their core and value counterparts. The domestic equity strategies generally seek to replicate the returns of their respective benchmarks. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.
     The international segment of the portfolio moderately trailed the MSCI World ex USA Index. The PD International Large-Cap Portfolio has a value bias relative to the benchmark, which may have helped its performance. Unlike domestic equities, foreign large-capitalization value stocks outpaced their core and growth counterparts. However, a modest allocation to the PD Emerging Markets Portfolio detracted from portfolio performance, as emerging markets equities trailed behind developed foreign equity markets.
     The fixed income segment of the portfolio slightly underperformed the broad, fixed income benchmark. The allocation to the PD High Yield Bond Market Portfolio primarily detracted from the segment’s relative performance. Over the long run, both the PD Aggregate Bond Index and PD High Yield Bond Market Portfolios seek to match the total returns of the Barclays U.S. Aggregate Bond and Barclays Capital U.S. High Yield 2% Issuer Capped Bond Indices, respectively. Historic market volatility and liquidity issues that exist with certain debt issues and low asset levels may make replication difficult over periods of time.
Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ending ended December 31, 2011, the Pacific Dynamix-Growth Portfolio’s Class I returned -1.85%, compared to a 7.84% return for the Barclays Capital U.S. Aggregate Bond Index, a 2.11% return for the S&P 500 Index, a -12.21% return for the MSCI World ex USA Index, and a -0.17% return for the Pacific Dynamix-Growth Composite Benchmark.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio has a majority of its allocation in equity, including four, passively-managed, domestic equity portfolios and two, quantitatively-driven, international equity portfolios. The rest of the portfolio is invested in a passively-managed, fixed-income portfolio. For the year ended December 31, 2011, the Portfolio’s Class I returned -1.85% compared to -0.17% for the Pacific Dynamix Growth Composite Benchmark. The riskier categories within the domestic and foreign equity segments of the portfolio detracted from its performance.
     The portfolio’s domestic equity segment was the largest detractor to its performance relative to the S&P 500 Index. Small-capitalization equity strategies (i.e. PD Small-Cap Growth Index and PD Small Cap-Value Index Portfolios) contributed negatively to portfolio performance, as small-capitalization stocks underperformed large-capitalization stocks. While the PD Large-Cap Value Index Portfolio lagged behind the broad, equity benchmark, the PD Large-Cap Growth Index Portfolio helped portfolio performance as domestic growth stocks generally outperformed their core and value counterparts. The domestic equity strategies generally seek to replicate the returns of their respective benchmarks. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.
     The international segment of the portfolio underperformed the MSCI World ex USA Index. The PD International Large-Cap Portfolio has a value bias relative to the benchmark, which may have helped portfolio performance. Unlike domestic equities, foreign large-capitalization value stocks outpaced their core and growth counterparts. However, an allocation to the PD Emerging Markets Portfolio detracted from portfolio performance, as emerging markets equities trailed behind developed foreign equity markets.
     The fixed income segment of the portfolio was roughly in-line with the broad, fixed income benchmark. Unlike the other Pacific Dynamix Portfolios, the Pacific Dynamix Growth Portfolio had no allocation to the PD High Yield Bond Market Portfolio.
Portfolio Optimization Portfolios
     The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios are allocated amongst the Underlying Portfolios to achieve a specified risk target:
Performance
     The Portfolio Optimization Portfolios commenced operations on May 2, 2011. Since the performance of each Portfolio Optimization Portfolio is a composite of the performance of each of the Underlying Portfolios in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a comparison to a Portfolio Optimization Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad-based indices to use as a comparison to each Portfolio Optimization Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Portfolio; each is comprised of the three, broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the Portfolio Optimization Portfolios that were in effect at that time. However, the actual allocation of any Portfolio Optimization Portfolio will naturally vary as a result of market performance over time. The performance for these broad-based indices for the period from inception on May 2, 2011 through December 31, 2011 is shown in the following table:
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Broad-Based Indices

S&P 500 Index (U.S. Stocks)	-6.37%

MSCI EAFE Index (International Stocks)	-19.80%

Barclays Capital U.S. Aggregate Bond Index (Fixed Income)	6.04%
     It should be noted that the benchmark indices for the portfolios may differ from the portfolios’ broad-based indices. The following investments comprise the Underlying Portfolios for the Portfolio Optimization Portfolios. Not all of the Underlying Portfolios were represented in each of the Portfolio Optimization Portfolio models during the reporting period, and the allocation of each of the Underlying Portfolios within the Portfolio Optimization Portfolio models did vary. The Underlying Portfolios’ performance for the period from inception on May 2, 2011 through December 31, 2011 listed below is net of portfolio expenses.

Cash Management ‘P’	0.00%

Diversified Bond ‘P’	3.85%

Floating Rate Loan ‘P’	0.32%

High Yield Bond ‘P’	-1.79%

Inflation Managed ‘P’	6.94%

Inflation Protected ‘P’	8.10%

Managed Bond ‘P’	1.41%

Short Duration Bond ‘P’	0.34%

American Funds Growth ‘P’	-12.58%

American Funds Growth-Income ‘P’	-8.63%

Comstock ‘P’	-10.56%

Dividend Growth ‘P’	-5.12%

Equity Index ‘P’	-6.43%

Focused 30 ‘P’	-14.48%

Growth LT ‘P’	-12.19%

Large-Cap Growth ‘P’	-8.01%

Large-Cap Value ‘P’	-5.18%

Long/Short Large-Cap ‘P’	-10.34%

Main Street Core ‘P’	-4.79%

Mid-Cap Equity ‘P’	-12.35%

Mid-Cap Growth ‘P’	-19.18%

Mid-Cap Value ‘P’	-13.96%

Small-Cap Equity ‘P’	-10.99%

Small-Cap Growth ‘P’	-15.22%

Small-Cap Index ‘P’	-13.67%

Small-Cap Value ‘P’	-7.83%

Health Sciences ‘P’	-4.70%

Real Estate ‘P’	-4.98%

Technology ‘P’	-10.16%

Emerging Markets ‘P’	-19.94%

International Large-Cap ’P’	-18.75%

International Small-Cap ’P’	-20.34%

International Value ‘P’	-20.99%
Portfolio Optimization Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the period ended December 31, 2011?
A. For the period from inception through December 31, 2011, the Portfolio Optimization Conservative Portfolio’s Class I returned -0.52%, compared to a 6.04% return for the Barclays Capital U.S. Aggregate Bond Index, a -6.37% return for the S&P 500 Index, a -19.80% return for the MSCI EAFE Index, and a 2.44% return for the Portfolio Optimization Conservative Composite Benchmark.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
See explanation of symbol and benchmark definitions on A-48 through A-50

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
A. The Portfolio Optimization Conservative Portfolio is primarily comprised of various fixed income strategies and has a small allocation to equity portfolios. Fixed income investments include intermediate-term bonds, short duration securities, inflation-protected bonds, high yield debt and floating rate loans. The equity segment mainly encompasses domestic and foreign large-capitalization portfolios.
     For the period from inception through December 31, 2011, the portfolio returned -0.52% compared to 2.44% for the Portfolio Optimization Conservative Composite Benchmark. At the broad asset class level, the portfolio’s fixed income allocation collectively underperformed the Barclays Capital U.S. Aggregate Bond Index. The portfolio’s domestic equity group also lagged behind the S&P 500 Index. However, international equity strategies were collectively in-line with the MSCI EAFE Index.
     With credit sectors underperforming long-term Treasuries, sector positioning within the portfolio’s fixed income segment generally detracted from its performance. Additionally, the allocation to riskier, fixed income categories (e.g. Floating Rate Loan and High Yield Bond Portfolios) detracted from portfolio performance. On the other hand, the portfolio’s allocation to inflation-linked strategies (i.e. Inflation Managed and Inflation Protected Portfolios) helped its performance.
     Although the portfolio’s equity segment consists of primarily large-capitalization strategies, the group’s exposure to the Mid-Cap Equity Portfolio hurt its performance. However, the allocation to the Large-Cap Value Portfolio helped offset some of the detraction from the portfolio’s performance. While the International Large-Cap Portfolio outperformed the broad foreign equity index, the International Value Portfolio underperformed the benchmark.
Portfolio Optimization Moderate-Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the period ended December 31, 2011?
A. For the period from inception through December 31, 2011, the Portfolio Optimization Moderate-Conservative Portfolio’s Class I returned -3.25%, compared to a 6.04% return for the Barclays Capital U.S. Aggregate Bond Index, a -6.37% return for the S&P 500 Index, a -19.80% return for the MSCI EAFE Index, and a -0.37% return for the Portfolio Optimization Moderate-Conservative Composite Benchmark.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The Portfolio Optimization Moderate-Conservative Portfolio has a diversified allocation mix that is modestly overweight in fixed income. Fixed income investments include intermediate-term bonds as well as short duration securities, inflation-protected bonds, high yield debt and floating rate loans. The equity exposure is diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging market strategies).
     For the period from inception through December 31, 2011, the portfolio returned -3.25% compared to -0.37% for the Portfolio Optimization Moderate-Conservative Composite Benchmark. At the broad asset class level, the portfolio’s fixed income allocation collectively underperformed the Barclays Capital U.S. Aggregate Bond Index. The portfolio’s domestic equity group also lagged behind the S&P 500 Index. However, the international equity segment slightly outperformed the MSCI EAFE Index.
     With credit sectors underperforming long-term Treasuries, sector positioning within the portfolio’s fixed income segment generally detracted from portfolio performance. Additionally, the allocation to riskier fixed income categories (e.g. Floating Rate Loan and High Yield Bond Portfolios) detracted from portfolio performance. On the other hand, the portfolio’s allocation to inflation-linked strategies (i.e. Inflation Managed and Inflation Protected Portfolios) helped its performance.
     Although the portfolio’s equity segment consists of mostly large-capitalization strategies, the group’s exposure to the Mid-Cap Value, Mid-Cap Equity and Mid-Cap Growth Portfolios hurt its performance. However, the allocation to the Main Street Core, Large-Cap Value and Dividend Growth Portfolios helped offset some of the detraction from portfolio performance. The International Large-Cap Portfolio outperformed the benchmark and contributed to relative performance for the international equity segment. On the other hand, the allocation to the International Value Portfolio detracted from its performance, as its European bank holdings dragged returns.
See explanation of symbol and benchmark definitions on A-48 through A-50

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Portfolio Optimization Moderate Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the period ended December 31, 2011?
A. For the period from inception through December 31, 2011, the Portfolio Optimization Moderate Portfolio’s Class I returned -6.00%, compared to a 6.04% return for the Barclays Capital U.S. Aggregate Bond Index, a -6.37% return for the S&P 500 Index, a -19.80% return for the MSCI EAFE Index, and a -3.28% return for the Portfolio Optimization Moderate Composite Benchmark.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The Portfolio Optimization Moderate Portfolio maintains a mix of equity and fixed income portfolios. The equity exposure is diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). Fixed income investments include intermediate-term bonds, short duration securities, inflation-protected bonds, high yield debt and floating rate loans.
     For the period from inception through December 31, 2011, the portfolio returned -6.00% compared to -3.28% for the Portfolio Optimization Moderate-Composite Benchmark. At the broad asset class level, the portfolio’s fixed income allocation collectively underperformed the Barclays Capital U.S. Aggregate Bond Index. The Portfolio’s domestic equity group also lagged behind the S&P 500 Index. However, the international equity segment slightly outperformed the MSCI EAFE Index.
     With credit sectors underperforming long-term Treasuries, sector positioning within the portfolio’s fixed income segment generally detracted from portfolio performance. Additionally, the allocation to riskier fixed income categories (e.g. Floating Rate Loan and High Yield Bond Portfolios) detracted from portfolio performance. On the other hand, the portfolio’s allocation to inflation-linked strategies (i.e. Inflation Managed and Inflation Protected Portfolios) helped its performance.
     Among the market-capitalization categories, the portfolio’s mid-capitalization strategies (i.e. Mid-Cap Equity, Mid-Cap Growth, and Mid-Cap Value Portfolios) were among the worst performing portfolios, which detracted from portfolio performance. On the other hand, the Main Street Core, Dividend Growth and Large-Cap Value Portfolios were the best performers among the domestic equity segment. The International Large-Cap Portfolio outperformed the benchmark and contributed to relative performance for the international equity segment. On the other hand, the allocation to the International Value Portfolio detracted from its performance, as its European bank holdings dragged returns.
Portfolio Optimization Growth Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the period ended December 31, 2011?
A. For the period from inception through December 31, 2011, the Portfolio Optimization Growth Portfolio’s Class I returned -8.60%, compared to a 6.04% return for the Barclays Capital U.S. Aggregate Bond Index, a -6.37% return for the S&P 500 Index, a -19.80% return for the MSCI EAFE Index, and a -6.36% return for the Portfolio Optimization Growth Composite Benchmark.
See explanation of symbol and benchmark definitions on A-48 through A-50

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The Portfolio Optimization Growth Portfolio has a diversified allocation mix that is overweight in equity. The equity exposure is diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks). The portfolio also maintains exposure to select sectors such as publicly traded real estate investment trusts (REITs). Fixed income investments include intermediate-term bonds as well as specific strategies such as short duration and inflation-protected bonds.
     For the period from inception through December 31, 2011, the portfolio returned -8.60% compared to -6.36% for the Portfolio Optimization Growth Composite Benchmark. At the broad asset class level, the portfolio’s fixed income allocation collectively underperformed the Barclays Capital U.S. Aggregate Bond Index. The portfolio’s domestic equity group also lagged behind the S&P 500 Index. However, the international equity segment moderately outperformed the MSCI EAFE Index.
     Among the market-capitalization groups, the portfolio’s mid-capitalization strategies (i.e. Mid-Cap Equity, Mid-Cap Growth, and Mid-Cap Value Portfolios) were among the worst performing portfolios, which detracted from its performance. On the other hand, the Main Street Core, Dividend Growth and Large-Cap Value Portfolio were among the best performers within the domestic equity segment. The Real Estate Portfolio also performed relatively well during the period and contributed to portfolio performance.
     With credit sectors underperforming long-term Treasuries, sector positioning within the portfolio’s fixed income segment generally detracted from portfolio performance. The Managed Bond Portfolio, which was underexposed to Treasuries, detracted from its performance. On the other hand, the portfolio’s allocation to inflation-linked strategies (i.e. Inflation Managed and Inflation Protected Portfolios) helped its performance.
     The International Large-Cap Portfolio outperformed the benchmark and contributed to relative portfolio performance for the international equity segment. On the other hand, the allocation to the International Value Portfolio detracted from its performance, as its European bank holdings dragged returns.
Portfolio Optimization Aggressive-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the period ended December 31, 2011?
A. For the period from inception through December 31, 2011, the Portfolio Optimization Aggressive-Growth Portfolio’s Class I returned -11.38%, compared to a 6.04% return for the Barclays Capital U.S. Aggregate Bond Index, a -6.37% return for the S&P 500 Index, a -19.80% return for the MSCI EAFE Index, and a -9.16% return for the Portfolio Optimization Aggressive-Growth Composite Benchmark.
See explanation of symbol and benchmark definitions on A-48 through A-50

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The Portfolio Optimization Aggressive Growth Portfolio allocates primarily to domestic and international equity portfolios which are diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks). The portfolio also maintains exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities.
     For the period from inception through December 31, 2011, the portfolio returned -11.38% compared to -9.16% for the Portfolio Optimization Aggressive-Growth Composite Benchmark. At the broad asset class level, the portfolio’s fixed income allocation collectively underperformed the Barclays Capital U.S. Aggregate Bond Index. The portfolio’s domestic equity group also lagged behind the S&P 500 Index. However, international equity strategies moderately outperformed the MSCI EAFE Index.
     Among the market-capitalization groups, the portfolio’s mid-capitalization strategies (i.e. Mid-Cap Equity, Mid-Cap Growth, and Mid-Cap Value Portfolios) were among the worst performing portfolios, which detracted from its performance. On the other hand, the Main Street Core, Dividend Growth and Large-Cap Value Portfolio were among the best performers within the domestic equity segment. The Real Estate Portfolio also performed relatively well during the period and contributed to portfolio performance.
     The International Large-Cap Portfolio outperformed the benchmark and contributed to relative performance for the international equity segment. On the other hand, the allocation to the International Value Portfolio detracted from its performance, as its European bank holdings dragged returns.
     With credit sectors underperforming long-term Treasuries, sector positioning within the portfolio’s fixed income segment generally detracted from performance. The Managed Bond Portfolio, which was underexposed to Treasuries, detracted from its performance.

Explanation of Symbol for Pacific Select Fund Performance Discussion
~ Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.
Benchmark Definitions
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the U.S. Government/Credit Index. The U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Bond Index. The U.S. Government/Credit Bond Index includes Treasuries, government-related issues and corporates. The total return is equal to the change in price plus the coupon return.
Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and corporate mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.
Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a prorata basis. The total return is equal to the change in price plus the coupon return.
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.
BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an index of U.S. Treasury issues that has maturities from one to three years. The total return is equal to the change in price plus the coupon return.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.
FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indexes represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index no longer includes Timber REITs.
Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks.
Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.
MSCI Emerging Markets Index is an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.
Pacific Dynamix-Conservative Growth Composite Benchmark is 29% S&P 500 ; 60% Barclays Capital U.S. Aggregate Bond ; 11% MSCI World ex-U.S. (Net) Indices.
Pacific Dynamix-Moderate Growth Composite Benchmark is 42% S&P 500 ; 40% Barclays Capital U.S. Aggregate Bond ; 18% MSCI World ex-U.S. (Net) Indices.
Pacific Dynamix-Growth Composite Benchmark is 56% S&P 500 ; 20% Barclays Capital U.S. Aggregate Bond ; 24% MSCI World ex-U.S. (Net) Indices.
Portfolio Optimization Conservative Composite Benchmark is 15% S&P 500; 73% Barclays Capital U.S. Aggregate Bond; 5% MSCI EAFE (Net), and 7% The BofA Merrill Lynch US 3-Month Treasury Bill Indices.
Portfolio Optimization Moderate-Conservative Composite Benchmark is 28% S&P 500; 57% Barclays Capital U.S. Aggregate Bond; 10% MSCI EAFE (Net), and 5% The BofA Merrill Lynch US 3-Month Treasury Bill Indices.
Portfolio Optimization Moderate Composite Benchmark is 40% S&P 500; 42% Barclays Capital U.S. Aggregate Bond; 16% MSCI EAFE (Net), and 2% The BofA Merrill Lynch US 3-Month Treasury Bill Indices.
Portfolio Optimization Growth Composite Benchmark is 53% S&P 500; 25% Barclays Capital U.S. Aggregate Bond; and 22% MSCI EAFE (Net) Indices.
Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500; 8% Barclays Capital U.S. Aggregate Bond; and 27% MSCI EAFE (Net) Indices.
Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index. Results include reinvested dividends.
Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.
Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It is an index of approximately 1,200 small companies with higher price-to-book ratios and forecasted growth values than companies in the Russell 2000 Value Index. Results include reinvested dividends.
Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.
Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 2000 Growth Index. Results include reinvested dividends.
Russell Midcap Growth Index is an index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe. It includes those companies within the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Results include reinvested dividends.
Russell Midcap Index is an index of approximately 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.
Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include reinvested dividends.
S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.
S&P Composite 1500 Index is an index made up of the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index. Results include reinvested dividends.
S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index. Results include reinvested dividends.
S&P Developed Ex-U.S. SmallCap Index is an index of the bottom 15% of approximately 12,400 companies measured by market capitalization in 83 developed countries, excluding the U.S.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.
S&P North American Technology Index is a modified-capitalization-weighted index of technology-related stocks. Results include reinvested dividends.

PACIFIC SELECT FUND
CASH MANAGEMENT PORTFOLIO
Schedule of Investments
December 31, 2011

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 100.0%

Certificates of Deposit - 2.4%

Bank of Montreal
0.500% due 01/05/12	$20,000,000	$20,000,000

Commercial Paper - 87.7%

Becton Dickinson & Co 0.101% due 01/05/12	20,290,000	20,289,775
Colgate-Palmolive Co
0.020% due 01/06/12	16,000,000	15,999,956
0.020% due 01/13/12	20,000,000	19,999,867
Danaher Corp 0.020% due 01/03/12	31,000,000	30,999,966
Emerson Electric Co 0.071% due 01/17/12	35,000,000	34,998,911
General Electric Capital Corp 0.041% due 02/21/12	19,000,000	18,998,923
Harvard University 0.152% due 01/04/12	9,831,000	9,830,877
Illinois Tool Works Inc 0.030% due 01/06/12	34,000,000	33,999,858
John Deere Bank SA (Luxembourg)
0.061% due 01/11/12	18,800,000	18,799,687
0.071% due 01/20/12	15,000,000	14,999,446
Johnson & Johnson
0.030% due 01/27/12	19,000,000	18,999,588
0.041% due 04/03/12	15,000,000	14,998,450
JPMorgan Chase & Co
0.010% due 01/04/12	15,000,000	14,999,988
0.010% due 01/06/12	15,000,000	14,999,979
Kreditanstalt fuer Wiederaufbau (Germany) 0.223% due 03/27/12	20,000,000	19,989,489
L’Oreal USA Inc
0.020% due 01/11/12	19,000,000	18,999,894
0.061% due 02/09/12	14,250,000	14,249,074
Medtronic Inc 0.081% due 01/05/12	15,000,000	14,999,867
Nestle Capital Corp
0.010% due 01/05/12	10,000,000	9,999,989
0.061% due 01/30/12	9,500,000	9,499,541
0.112% due 02/09/12	11,000,000	10,998,689
Northwestern University
0.132% due 01/10/12	19,250,000	19,249,374
0.152% due 03/15/12	13,000,000	12,995,992
Novartis Finance Corp
0.005% due 01/04/12	6,000,000	5,999,998
0.030% due 01/03/12	18,000,000	17,999,970
PepsiCo Inc 0.030% due 01/13/12	14,250,000	14,249,858
Pfizer Inc 0.030% due 01/26/12	2,000,000	1,999,958
Province of Quebec (Canada) 0.071% due 03/21/12	24,250,000	24,246,228
Royal Bank of Canada (Canada) 0.041% due 01/23/12	25,000,000	24,999,389
Schlumberger Holdings Corp 0.051% due 01/17/12	4,500,000	4,499,900
Sysco Corp 0.020% due 01/03/12	34,500,000	34,499,962
The Coca-Cola Co
0.101% due 04/16/12	15,000,000	14,995,583
0.152% due 01/17/12	22,000,000	21,998,533
The Procter & Gamble Co 0.101% due 02/16/12	38,000,000	37,995,144
Toronto Dominion Holdings USA Inc 0.071% due 01/17/12	23,550,000	23,549,267
Toyota Motor Credit Corp 0.030% due 01/10/12	37,000,000	36,999,723
Wal-Mart Stores Inc 0.020% due 01/23/12	35,000,000	34,999,572
Westpac Banking Corp (Australia) 0.233% due 03/27/12	16,000,000	15,991,209

		728,921,474

U.S. Treasury Bills - 9.5%

0.010% due 06/28/12	30,000,000	29,993,287
0.046% due 05/31/12	24,000,000	23,995,369
0.060% due 03/08/12	25,000,000	24,997,207

		78,985,863

Repurchase Agreement - 0.4%

State Street Bank & Trust Co 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $3,398,254; collateralized by Federal Home Loan Bank: 0.000% due 06/22/12 and value $3,468,265)	3,398,250	3,398,250

Total Short-Term Investments
(Amortized Cost $831,305,587)		831,305,587

TOTAL INVESTMENTS - 100.0%
(Amortized Cost $831,305,587)		831,305,587

OTHER ASSETS & LIABILITIES, NET - 0.0%		184,000

NET ASSETS - 100.0%		$831,489,587

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Commercial Paper	87.7%
U.S. Treasury Bills	9.5%
Certificates of Deposit	2.4%
Repurchase Agreement	0.4%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2011, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	100.0%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
CASH MANAGEMENT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Short-Term Investments	$831,305,587	$-	$831,305,587	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
PREFERRED STOCKS - 0.1%

Financials - 0.1%

Citigroup Capital XIII	61,350	$1,598,781

Total Preferred Stocks
(Cost $1,579,763)		1,598,781

	Principal
	Amount
CORPORATE BONDS & NOTES - 32.9%

Consumer Discretionary - 2.2%

CCO Holdings LLC
7.000% due 01/15/19	$2,270,000	2,377,825
8.125% due 04/30/20	2,250,000	2,475,000
CityCenter Holdings LLC 7.625% due 01/15/16 ~	1,610,000	1,658,300
Comcast Corp
5.150% due 03/01/20	1,658,000	1,888,081
5.650% due 06/15/35	470,000	520,060
5.700% due 05/15/18	5,000,000	5,760,035
6.400% due 03/01/40	1,390,000	1,730,864
6.950% due 08/15/37	2,075,000	2,644,291
CSC Holdings LLC 8.625% due 02/15/19	3,035,000	3,513,012
DISH DBS Corp
6.750% due 06/01/21	4,790,000	5,185,175
7.750% due 05/31/15	766,000	846,430
Jarden Corp 7.500% due 05/01/17	2,410,000	2,566,650
McDonald’s Corp 6.300% due 10/15/37	1,495,000	2,092,771
MGM MIRAGE
5.875% due 02/27/14	665,000	648,375
7.500% due 06/01/16	3,000,000	2,887,500
10.375% due 05/15/14	85,000	97,538
11.125% due 11/15/17	200,000	229,000
News America Inc
4.500% due 02/15/21	90,000	94,507
6.200% due 12/15/34	1,000,000	1,076,664
Reed Elsevier Capital Inc 8.625% due 01/15/19	2,812,000	3,513,467
Time Warner Cable Inc
4.000% due 09/01/21	910,000	922,140
4.125% due 02/15/21	730,000	750,773
5.500% due 09/01/41	40,000	42,228
5.875% due 11/15/40	4,800,000	5,203,834
6.550% due 05/01/37	1,565,000	1,782,854
6.750% due 06/15/39	1,630,000	1,929,340
7.300% due 07/01/38	4,305,000	5,239,383
8.250% due 04/01/19	4,665,000	5,865,958
Time Warner Entertainment Co LP 8.375% due 07/15/33	890,000	1,168,130
Time Warner Inc
4.700% due 01/15/21	410,000	442,109
6.250% due 03/29/41	350,000	420,373
United Business Media Ltd (United Kingdom) 5.750% due 11/03/20 ~	2,220,000	2,242,293
Videotron Ltee (Canada) 6.875% due 01/15/14	653,000	657,897

		68,472,857

Consumer Staples - 2.4%

Altria Group Inc
4.750% due 05/05/21	4,000,000	4,410,860
8.500% due 11/10/13	1,490,000	1,683,101
9.250% due 08/06/19	3,330,000	4,476,572
Anheuser-Busch InBev Worldwide Inc
5.000% due 04/15/20	1,070,000	1,228,114
5.375% due 01/15/20	4,500,000	5,284,651
CVS Caremark Corp
6.125% due 09/15/39	4,300,000	5,241,769
6.600% due 03/15/19	190,000	231,866
CVS Pass-Through Trust
5.298% due 01/11/27 ~	830,927	822,618
6.036% due 12/10/28	3,627,264	3,785,000
9.350% due 01/10/23 ~	1,070,000	1,133,825
Diageo Capital PLC (United Kingdom) 5.750% due 10/23/17	4,630,000	5,441,195
Kraft Foods Inc
5.375% due 02/10/20	2,580,000	2,980,919
6.000% due 02/11/13	5,360,000	5,648,979
PepsiCo Inc 7.900% due 11/01/18	1,498,000	2,024,652
Pernod-Ricard SA (France) 4.450% due 01/15/22 ~	6,250,000	6,558,012
Philip Morris International Inc
2.900% due 11/15/21	2,760,000	2,818,771
6.375% due 05/16/38	1,970,000	2,572,712
Reynolds American Inc
6.750% due 06/15/17	1,207,000	1,373,811
7.250% due 06/01/12	1,410,000	1,444,417
Reynolds Group Issuer Inc
6.875% due 02/15/21 ~	1,380,000	1,380,000
7.125% due 04/15/19 ~	1,340,000	1,370,150
Safeway Inc
3.950% due 08/15/20	800,000	791,165
4.750% due 12/01/21	3,000,000	3,077,928
6.350% due 08/15/17	575,000	652,887
The Kroger Co 6.400% due 08/15/17	2,610,000	3,108,630
Wal-Mart Stores Inc
5.250% due 09/01/35	1,730,000	2,072,990
5.375% due 04/05/17	915,000	1,081,347
6.500% due 08/15/37	830,000	1,148,615

		73,845,556

Energy - 5.6%

Anadarko Finance Co (Canada) 7.500% due 05/01/31	1,195,000	1,447,717
Anadarko Petroleum Corp
6.375% due 09/15/17	5,085,000	5,902,795
8.700% due 03/15/19	4,285,000	5,476,791
Apache Corp 6.900% due 09/15/18	5,000,000	6,365,300
Arch Coal Inc 7.000% due 06/15/19 ~	4,050,000	4,151,250
Baker Hughes Inc
3.200% due 08/15/21 ~	250,000	258,736
7.500% due 11/15/18	4,060,000	5,362,083
BP Capital Markets PLC (United Kingdom)
3.125% due 10/01/15	7,940,000	8,325,368
3.561% due 11/01/21	450,000	469,265
Chesapeake Energy Corp
6.500% due 08/15/17	650,000	695,500
6.625% due 08/15/20	1,000,000	1,077,500
7.250% due 12/15/18	2,110,000	2,342,100
Cie Generale de Geophysique-Veritas (France)
9.500% due 05/15/16	4,450,000	4,828,250
Complete Production Services Inc 8.000% due 12/15/16	500,000	522,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Concho Resources Inc 6.500% due 01/15/22	$1,606,000	$1,686,300
ConocoPhillips 6.500% due 02/01/39	5,310,000	7,358,200
CONSOL Energy Inc 6.375% due 03/01/21 ~	2,650,000	2,689,750
Devon Energy Corp 7.950% due 04/15/32	4,970,000	7,123,049
Energy Transfer Partners LP 6.700% due 07/01/18	4,890,000	5,430,853
Enterprise Products Operating LLC
4.050% due 02/15/22	3,570,000	3,643,360
5.700% due 02/15/42	2,770,000	3,023,303
6.300% due 09/15/17	5,000,000	5,864,215
6.500% due 01/31/19	2,100,000	2,448,249
8.375% due 08/01/66 §	3,000,000	3,213,048
Hess Corp 8.125% due 02/15/19	8,280,000	10,640,752
Kerr-McGee Corp
6.950% due 07/01/24	220,000	262,837
7.875% due 09/15/31	617,000	774,363
Key Energy Services Inc 6.750% due 03/01/21	2,010,000	2,020,050
Kinder Morgan Energy Partners LP 6.850% due 02/15/20	3,000,000	3,531,975
MarkWest Energy Partners LP 6.250% due 06/15/22	920,000	966,000
Noble Energy Inc
6.000% due 03/01/41	2,000,000	2,318,016
8.250% due 03/01/19	3,290,000	4,283,152
Occidental Petroleum Corp 3.125% due 02/15/22	3,600,000	3,699,302
Peabody Energy Corp 6.500% due 09/15/20	2,870,000	3,027,850
Petrobras International Finance Co (Cayman)
3.875% due 01/27/16	2,750,000	2,847,361
5.375% due 01/27/21	6,900,000	7,281,046
7.875% due 03/15/19	3,600,000	4,314,096
Petroleos Mexicanos (Mexico)
5.500% due 01/21/21	1,570,000	1,711,300
6.000% due 03/05/20	2,000,000	2,230,600
8.000% due 05/03/19	5,700,000	7,139,250
QEP Resources Inc 6.875% due 03/01/21	3,400,000	3,680,500
Regency Energy Partners LP 6.500% due 07/15/21	2,450,000	2,560,250
SESI LLC 7.125% due 12/15/21 ~	850,000	894,625
Shell International Finance BV (Netherlands)
4.375% due 03/25/20	4,020,000	4,699,814
5.500% due 03/25/40	340,000	425,653
The Williams Cos Inc 7.500% due 01/15/31	4,635,000	5,656,489
TNK-BP Finance SA (Luxembourg) 7.500% due 03/13/13 ~	3,580,000	3,741,100
WPX Energy Inc 6.000% due 01/15/22 ~	1,620,000	1,666,575

		170,078,438

Financials - 12.1%

Ally Financial Inc
8.000% due 03/15/20	2,800,000	2,877,000
8.300% due 02/12/15	6,970,000	7,370,775
American Express Credit Corp 5.125% due 08/25/14	8,390,000	9,020,257
American International Group Inc
3.750% due 11/30/13 ~	1,900,000	1,865,302
5.850% due 01/16/18	2,000,000	1,960,438
6.400% due 12/15/20	4,490,000	4,537,563
8.250% due 08/15/18	3,465,000	3,676,126
Bank of America Corp
4.500% due 04/01/15	6,700,000	6,471,161
5.000% due 05/13/21	6,160,000	5,618,893
5.650% due 05/01/18	6,720,000	6,409,173
6.500% due 08/01/16	680,000	685,611
7.625% due 06/01/19	10,485,000	10,855,980
Bank of Scotland PLC (United Kingdom) 5.250% due 02/21/17 ~	3,085,000	3,269,134
Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 3.850% due 01/22/15 ~	2,710,000	2,877,624
BankAmerica Institutional Capital A 8.070% due 12/31/26 ~	2,940,000	2,660,700
Barclays Bank PLC (United Kingdom)
5.200% due 07/10/14	220,000	226,940
6.050% due 12/04/17 ~	170,000	154,503
BBVA U.S. Senior SAU (Spain) 3.250% due 05/16/14	6,990,000	6,625,541
Berkshire Hathaway Inc 3.200% due 02/11/15	800,000	848,885
Caterpillar Financial Services Corp 5.450% due 04/15/18	4,315,000	5,049,624
Citigroup Inc
3.953% due 06/15/16	2,320,000	2,314,806
5.375% due 08/09/20	6,170,000	6,353,132
5.500% due 04/11/13	8,420,000	8,599,641
5.500% due 10/15/14	710,000	730,475
6.000% due 12/13/13	8,090,000	8,376,248
6.000% due 08/15/17	3,515,000	3,688,841
6.010% due 01/15/15	5,600,000	5,855,198
6.125% due 11/21/17	100,000	106,881
6.375% due 08/12/14	1,100,000	1,155,303
8.500% due 05/22/19	610,000	718,832
Commonwealth Bank of Australia (Australia)
3.750% due 10/15/14 ~	2,490,000	2,567,476
5.000% due 10/15/19 ~	1,060,000	1,125,624
Credit Agricole SA (France)
2.625% due 01/21/14 ~	3,060,000	2,881,544
8.375% § ± ~	9,840,000	7,429,200
Daimler Finance North America LLC 2.625% due 09/15/16 ~	5,390,000	5,365,562
Ford Motor Credit Co LLC
5.000% due 05/15/18	6,070,000	6,099,270
8.125% due 01/15/20	460,000	543,012
General Electric Capital Corp
3.750% due 11/14/14	9,000,000	9,494,361
4.375% due 09/16/20	640,000	654,949
5.300% due 02/11/21	11,240,000	12,032,454
5.875% due 01/14/38	1,570,000	1,666,274
6.000% due 08/07/19	8,010,000	9,211,925
6.150% due 08/07/37	1,105,000	1,210,688
6.875% due 01/10/39	3,000,000	3,599,892
Goldman Sachs Capital II 5.793% due 06/01/43 §	8,875,000	5,502,500
HSBC Bank USA NA 7.000% due 01/15/39	5,040,000	5,472,946
HSBC Finance Corp 6.676% due 01/15/21	1,780,000	1,843,717
ICICI Bank Ltd (India) 6.375% due 04/30/22 § ~	3,086,000	2,731,110
ING Capital Funding Trust III 4.179% § ±	180,000	142,185
Intesa Sanpaolo SPA (Italy) 3.625% due 08/12/15 ~	2,970,000	2,462,682
JPMorgan Chase & Co
4.250% due 10/15/20	5,650,000	5,697,963
4.350% due 08/15/21	690,000	697,925
JPMorgan Chase Bank NA 6.000% due 10/01/17	8,000,000	8,618,216
Lehman Brothers Holdings Capital Trust VII 5.857% § Ψ ±	9,450,000	5,670

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Lloyds Banking Group PLC (United Kingdom)
5.920% § ± ~	$5,900,000	$3,156,500
6.657% § ± ~	1,650,000	915,750
Lloyds TSB Bank PLC (United Kingdom) 6.375% due 01/21/21	2,720,000	2,729,517
MetLife Inc 4.750% due 02/08/21	2,370,000	2,567,660
Metropolitan Life Global Funding I 5.125% due 04/10/13 ~	3,750,000	3,918,971
Morgan Stanley 5.450% due 01/09/17	5,155,000	4,969,466
Nordea Bank AB (Sweden)
3.700% due 11/13/14 ~	3,010,000	3,060,439
4.875% due 01/27/20 ~	1,060,000	1,089,997
4.875% due 01/14/21 ~	1,250,000	1,279,506
4.875% due 05/13/21 ~	6,220,000	5,264,757
QBE Insurance Group Ltd (Australia) 9.750% due 03/14/14 ~ Δ	2,026,000	2,238,140
Rabobank Nederland NV (Netherlands) 11.000% § ± ~	7,900,000	9,283,424
Russian Agricultural Bank OJSC (Luxembourg) 7.125% due 01/14/14 ~	2,030,000	2,113,737
Santander US Debt SA Unipersonal (Spain)
3.724% due 01/20/15 ~	3,800,000	3,453,353
3.781% due 10/07/15 ~	2,750,000	2,494,753
SLM Corp 8.000% due 03/25/20	8,450,000	8,555,625
Standard Chartered PLC (United Kingdom) 6.409% § ± ~	3,900,000	3,179,994
State Street Corp 4.956% due 03/15/18	9,430,000	9,812,179
Sumitomo Mitsui Banking Corp (Japan)
3.100% due 01/14/16 ~	1,300,000	1,354,659
3.150% due 07/22/15 ~	5,230,000	5,462,902
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	3,090,000	3,972,433
The Goldman Sachs Group Inc
3.625% due 08/01/12	640,000	643,958
4.750% due 07/15/13	190,000	192,606
5.250% due 10/15/13	930,000	949,440
5.250% due 07/27/21	1,030,000	1,006,296
5.300% due 02/14/12	180,000	180,610
5.375% due 03/15/20	870,000	859,836
5.450% due 11/01/12	1,020,000	1,037,560
5.950% due 01/15/27	3,270,000	3,068,624
6.000% due 06/15/20	5,460,000	5,600,393
6.250% due 02/01/41	7,880,000	7,742,754
6.600% due 01/15/12	410,000	410,544
6.750% due 10/01/37	2,645,000	2,464,656
The Royal Bank of Scotland Group PLC (United Kingdom)
4.875% due 03/16/15	4,110,000	3,933,336
5.000% due 11/12/13	980,000	885,987
5.000% due 10/01/14	3,360,000	2,775,555
6.400% due 10/21/19	2,700,000	2,530,732
7.640% § ±	3,100,000	1,677,875
7.648% § ±	690,000	473,513
UBS AG (Switzerland)
2.250% due 01/28/14	1,790,000	1,742,923
3.875% due 01/15/15	5,100,000	5,090,300
Wachovia Bank NA 6.600% due 01/15/38	2,080,000	2,362,545
Wachovia Capital Trust III 5.570% § ±	16,020,000	13,476,825
Wells Fargo & Co
3.676% due 06/15/16	2,830,000	2,960,984
4.600% due 04/01/21	2,740,000	3,009,476
ZFS Finance USA Trust II 6.450% due 12/15/65 § ~	7,445,000	6,849,400

		370,818,222

Health Care - 2.4%

Abbott Laboratories 5.125% due 04/01/19	5,890,000	6,847,531
Aristotle Holding Inc 3.500% due 11/15/16 ~	10,520,000	10,728,464
Biomet Inc 10.375% due 10/15/17	3,985,000	4,333,687
GlaxoSmithKline Capital Inc 6.375% due 05/15/38	3,455,000	4,631,044
Grifols Inc 8.250% due 02/01/18	810,000	854,550
HCA Inc 6.500% due 02/15/20	1,200,000	1,248,000
Medtronic Inc 4.450% due 03/15/20	2,110,000	2,384,300
Pfizer Inc
6.200% due 03/15/19	1,020,000	1,260,094
7.200% due 03/15/39	4,000,000	5,915,380
Roche Holdings Inc 6.000% due 03/01/19 ~	2,400,000	2,920,481
Tenet Healthcare Corp
8.875% due 07/01/19	2,920,000	3,292,300
10.000% due 05/01/18	1,090,000	1,250,775
Teva Pharmaceutical Finance Co BV (Netherlands) 3.650% due 11/10/21	4,520,000	4,605,035
Teva Pharmaceutical Finance IV BV (Netherlands) 3.650% due 11/10/21	5,020,000	5,114,441
Thermo Fisher Scientific Inc 3.600% due 08/15/21	1,590,000	1,663,304
UnitedHealth Group Inc
3.875% due 10/15/20	2,110,000	2,244,304
5.700% due 10/15/40	2,010,000	2,410,923
5.800% due 03/15/36	1,160,000	1,390,117
6.875% due 02/15/38	2,000,000	2,686,616
WellPoint Inc
3.700% due 08/15/21	1,610,000	1,657,194
7.000% due 02/15/19	3,870,000	4,674,821

		72,113,361

Industrials - 1.9%

Air 2 U.S. 8.027% due 10/01/20 ~	2,173,920	2,000,007
Ashtead Capital Inc 9.000% due 08/15/16 ~	650,000	680,875
Boeing Capital Corp 4.700% due 10/27/19	1,360,000	1,550,104
Caterpillar Inc 3.900% due 05/27/21	2,370,000	2,606,054
Continental Airlines Inc 6.750% due 09/15/15 ~	5,510,000	5,275,825
General Electric Co 5.250% due 12/06/17	5,535,000	6,362,709
International Lease Finance Corp
6.500% due 09/01/14 ~	2,080,000	2,137,200
6.750% due 09/01/16 ~	10,350,000	10,660,500
Iron Mountain Inc 6.625% due 01/01/16	1,805,000	1,814,025
John Deere Capital Corp 5.350% due 04/03/18	3,480,000	4,091,352

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Kansas City Southern de Mexico SA de CV (Mexico) 12.500% due 04/01/16	$2,389,000	$2,795,130
RailAmerica Inc 9.250% due 07/01/17	4,507,000	4,946,433
Raytheon Co 3.125% due 10/15/20	1,680,000	1,695,668
The Boeing Co 4.875% due 02/15/20	5,300,000	6,196,622
United Air Lines 2009-2A Pass-Through Trust 9.750% due 01/15/17	693,687	749,182
United Technologies Corp 4.500% due 04/15/20	2,130,000	2,403,775
Waste Management Inc 7.375% due 05/15/29	1,510,000	1,922,437

		57,887,898

Information Technology - 0.2%

Freescale Semiconductor Inc 10.125% due 12/15/16	2,360,000	2,495,700
Hewlett-Packard Co 4.500% due 03/01/13	325,000	334,371
IBM International Group Capital LLC 5.050% due 10/22/12	3,030,000	3,140,710
National Semiconductor Corp 6.600% due 06/15/17	380,000	467,402

		6,438,183

Materials - 2.3%

Ashland Inc 9.125% due 06/01/17	3,225,000	3,612,000
Ball Corp 6.750% due 09/15/20	2,880,000	3,146,400
Barrick Gold Corp (Canada) 6.950% due 04/01/19	2,470,000	3,036,870
Barrick North America Finance LLC 4.400% due 05/30/21	3,500,000	3,796,363
BHP Billiton Finance USA Ltd (Australia)
3.250% due 11/21/21	1,300,000	1,340,739
6.500% due 04/01/19	6,830,000	8,448,922
CF Industries Inc 6.875% due 05/01/18	1,910,000	2,191,725
Cliffs Natural Resources Inc 6.250% due 10/01/40	4,920,000	4,853,491
Ecolab Inc 4.350% due 12/08/21	1,610,000	1,722,087
FMG Resources August 2006 Property Ltd (Australia) 6.375% due 02/01/16 ~	540,000	526,500
Freeport-McMoRan Copper & Gold Inc 8.375% due 04/01/17	5,100,000	5,424,493
Georgia-Pacific LLC 7.700% due 06/15/15	780,000	907,074
Novelis Inc (Canada) 8.750% due 12/15/20	2,080,000	2,241,200
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	640,000	735,911
Rio Tinto Finance USA Ltd (Australia)
1.875% due 11/02/15	3,700,000	3,735,124
2.500% due 05/20/16	1,410,000	1,440,109
3.750% due 09/20/21	2,700,000	2,833,839
4.125% due 05/20/21	1,310,000	1,410,435
6.500% due 07/15/18	1,130,000	1,363,484
9.000% due 05/01/19	3,500,000	4,782,165
Steel Dynamics Inc 7.625% due 03/15/20	3,700,000	3,922,000
Teck Resources Ltd (Canada)
9.750% due 05/15/14	134,000	157,575
10.250% due 05/15/16	178,000	204,883
Vale Overseas Ltd (Cayman)
6.875% due 11/21/36	2,860,000	3,265,213
8.250% due 01/17/34	1,205,000	1,557,132
Vedanta Resources PLC (United Kingdom)
8.750% due 01/15/14 ~	2,288,000	2,242,240
9.500% due 07/18/18 ~	1,100,000	957,000

		69,854,974

Telecommunication Services - 1.8%

America Movil SAB de CV (Mexico)
5.000% due 03/30/20	2,740,000	3,039,742
5.625% due 11/15/17	1,500,000	1,739,747
AT&T Inc
3.875% due 08/15/21	700,000	741,617
4.450% due 05/15/21	60,000	66,010
5.550% due 08/15/41	7,080,000	8,351,780
6.300% due 01/15/38	5,375,000	6,610,191
6.400% due 05/15/38	50,000	61,873
Cricket Communications Inc 7.750% due 05/15/16	500,000	518,750
Deutsche Telekom International Finance BV (Netherlands)
5.750% due 03/23/16	3,300,000	3,676,662
6.750% due 08/20/18	1,545,000	1,844,384
Intelsat Jackson Holdings SA (Luxembourg) 7.250% due 04/01/19 ~	2,088,000	2,124,540
Rogers Communications Inc (Canada) 6.800% due 08/15/18	760,000	926,805
Sprint Capital Corp
6.875% due 11/15/28	480,000	345,000
8.750% due 03/15/32	4,139,000	3,368,111
Telefonica Emisiones SAU (Spain)
5.134% due 04/27/20	3,800,000	3,574,136
5.462% due 02/16/21	120,000	114,673
5.877% due 07/15/19	580,000	573,885
UPCB Finance III Ltd (Cayman) 6.625% due 07/01/20 ~	3,320,000	3,286,800
Verizon Communications Inc
3.500% due 11/01/21	2,490,000	2,596,706
4.600% due 04/01/21	100,000	113,059
Verizon Wireless Capital LLC 8.500% due 11/15/18	9,120,000	12,322,825
VIP Finance Ireland Ltd (Ireland) 8.375% due 04/30/13 ~	515,000	538,175

		56,535,471

Utilities - 2.0%

AEP Texas Central Transition Funding LLC 5.306% due 07/01/21	2,500,000	3,044,199
Calpine Construction Finance Co LP 8.000% due 06/01/16 ~	1,285,000	1,394,225
Calpine Corp
7.500% due 02/15/21 ~	4,000,000	4,300,000
7.875% due 01/15/23 ~	1,950,000	2,106,000
Dominion Resources Inc
5.150% due 07/15/15	4,500,000	5,020,277
5.200% due 08/15/19	2,300,000	2,658,501
Edison Mission Energy 7.750% due 06/15/16	3,170,000	2,329,950
Energy Future Intermediate Holding Co LLC 10.000% due 12/01/20	4,500,000	4,770,000
FirstEnergy Corp 7.375% due 11/15/31	9,150,000	11,267,758
MidAmerican Energy Holdings Co
6.125% due 04/01/36	601,000	718,974
6.500% due 09/15/37	2,400,000	3,018,521
Pacific Gas & Electric Co 6.050% due 03/01/34	3,832,000	4,750,925
PacifiCorp 5.650% due 07/15/18	4,360,000	5,210,880

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
The AES Corp
8.000% due 10/15/17	$550,000	$607,750
8.000% due 06/01/20	5,030,000	5,558,150
9.750% due 04/15/16	990,000	1,138,500
Virginia Electric & Power Co 6.350% due 11/30/37	1,680,000	2,246,269

		60,140,879

Total Corporate Bonds & Notes
(Cost $957,673,476)		1,006,185,839

SENIOR LOAN NOTES - 1.8%

Consumer Discretionary - 0.8%

Allison Transmission Inc Term B 2.780% due 08/07/14 §	1,864,385	1,824,433
AMC Entertainment Inc Term B2 (Extended) 3.546% due 12/15/16 §	1,978,947	1,941,224
Caesars Entertainment Operating Co Term B2 3.375% due 01/28/15 §	3,000,000	2,616,429
Carmike Cinemas Inc Term B 5.500% due 01/27/16 §	2,523,232	2,509,354
Cengage Learning Acquisitions Inc 2.550% due 07/03/14 §	1,979,328	1,694,800
Charter Communications Operating LLC Term C (Extended) 3.830% due 09/06/16 §	3,944,710	3,867,051
Getty Images Inc 5.250% due 11/07/16 §	2,942,067	2,951,873
Las Vegas Sands LLC
(Extended Delayed Draw Term Loan)
2.930% due 11/23/16 §	495,759	477,168
Term B (Extended)
2.930% due 11/23/16 §	2,466,647	2,371,065
Michaels Stores Inc Term B2 5.015% due 07/29/16 §	2,048,108	2,015,467
The Gymboree Corp 5.000% due 02/23/18 §	1,980,000	1,766,089
Univision Communications Inc (Extended) 4.546% due 03/31/17 §	2,971,433	2,660,362

		26,695,315

Consumer Staples - 0.0%

Del Monte Foods Co
4.500% due 03/08/18 §	995,000	947,738

Financials - 0.2%

First Data Corp
Term B (Extended)
4.294% due 03/23/18 §	3,257,313	2,740,215
Term B2
3.044% due 09/24/14 §	3,950,601	3,573,812

		6,314,027

Health Care - 0.4%

Capsugel Holdings US Inc 5.250% due 08/01/18 §	1,496,250	1,500,739
Community Health Systems Inc
(Non-Extended Delayed Draw)
2.546% due 07/25/14 §	166,833	162,275
(Non-Extended)
2.757% due 07/25/14 §	3,251,995	3,163,147
Grifols Inc Term B 6.000% due 06/01/17 §	1,492,500	1,491,102
Hanger Orthopedic Group Inc Term C 4.010% due 12/01/16 §	1,492,462	1,443,957
HCA Inc Term B 2.546% due 11/18/13 §	1,281,282	1,263,398
MedAssets Inc 5.250% due 11/16/16 §	1,822,520	1,819,102
RPI Finance Trust Tranche 2 4.000% due 05/09/18 §	995,000	989,715

		11,833,435

Information Technology - 0.1%

Freescale Semiconductor Inc
Term B (Extended)
4.520% due 12/01/16 §	2,907,046	2,805,299

Materials - 0.1%

Fairmount Minerals Ltd Term B
5.250% due 03/15/17 §	2,000,000	2,000,000

Telecommunication Services - 0.1%

Level 3 Financing Inc Tranche A
2.648% due 03/13/14 §	2,500,000	2,398,438

Utilities - 0.1%

GenOn Energy Inc Term B 6.000% due 12/01/17 §	989,975	989,232
Texas Competitive Electric Holdings Co LLC (Extended) 4.776% due 10/10/17 §	3,335,654	2,123,701

		3,112,933

Total Senior Loan Notes
(Cost $57,742,770)		56,107,185

MORTGAGE-BACKED SECURITIES - 45.3%

Collateralized Mortgage Obligations - Commercial - 1.9%

Banc of America Commercial Mortgage Inc 5.921% due 05/10/45 " §	10,280,000	11,556,329
Bear Stearns Commercial Mortgage Securities 5.720% due 09/11/38 " §	6,625,000	7,419,884
Commercial Mortgage Pass-Through Certificates 5.942% due 06/10/46 " §	5,000,000	5,540,153
DBUBS Mortgage Trust 1.508% due 08/10/44 " § ~	13,566,505	758,300
GS Mortgage Securities Corp II 1.784% due 08/10/44 " § ~	13,875,779	1,274,587
JPMorgan Chase Commercial Mortgage Securities Corp 5.336% due 05/15/47 "	6,455,000	6,872,655
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/39 "	2,500,000	2,784,571
5.424% due 02/15/40 "	235,000	257,095
5.858% due 07/15/40 " §	5,620,000	6,182,438
5.870% due 06/15/38 " §	1,575,000	1,773,363
Lehman Brothers Floating Rate Commercial Mortgage Trust 0.398% due 09/15/21 " § ~	457,264	442,706
Merrill Lynch Mortgage Trust 5.666% due 05/12/39 " §	1,005,000	1,125,347
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/48 "	7,000,000	7,270,151
5.485% due 03/12/51 " §	2,150,000	2,270,688

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Wachovia Bank Commercial Mortgage Trust 5.308% due 11/15/48 "	$1,037,000	$1,141,040
WF-RBS Commercial Mortgage Trust 1.178% due 02/15/44 " § ~	16,530,660	909,178

		57,578,485

Collateralized Mortgage Obligations - Residential - 12.9%

Adjustable Rate Mortgage Trust
0.544% due 03/25/36 " §	972,544	423,059
2.634% due 07/25/35 " §	1,299,600	958,180
2.708% due 10/25/35 " §	10,260,000	6,098,052
American Home Mortgage Assets 0.484% due 09/25/46 " §	5,698,241	2,695,368
Banc of America Funding Corp 5.321% due 05/20/36 " §	1,721,221	1,049,213
Bear Stearns Adjustable Rate Mortgage Trust 2.669% due 10/25/36 " §	655,271	401,923
Bear Stearns Alt-A Trust 4.987% due 05/25/35 " §	2,582,301	2,013,280
Chevy Chase Mortgage Funding Corp
0.474% due 08/25/47 " § ~	1,623,439	673,328
0.494% due 01/25/36 " § ~	19,787	11,278
0.524% due 07/25/36 " § ~	250,901	137,231
0.584% due 10/25/35 " § ~	54,661	35,697
0.594% due 08/25/35 " § ~	24,748	15,598
Citigroup Mortgage Loan Trust Inc
2.520% due 02/25/36 " § ~	3,693,020	3,630,035
3.841% due 04/25/37 " §	3,145,689	1,765,671
6.500% due 10/25/36 " ~	5,194,705	3,482,463
Citimortgage Alternative Loan Trust 6.000% due 01/25/37 "	9,241,502	5,748,796
Countrywide Alternative Loan Trust
0.504% due 04/25/47 " §	10,097,936	4,969,770
6.000% due 03/25/27 "	966,191	772,832
6.500% due 09/25/34 "	2,052,358	1,990,398
6.500% due 09/25/36 "	4,506,234	2,968,155
Countrywide Home Loan Mortgage Pass-Through Trust 5.500% due 07/25/35 "	5,294,031	4,847,845
Fannie Mae
0.644% due 05/25/34 " §	3,361,887	3,367,263
4.000% due 04/25/40 - 07/25/40 "	37,500,000	39,567,803
Fannie Mae (IO)
5.000% due 01/25/38 - 01/25/39 "	7,724,071	1,105,138
5.000% due 01/25/39 " §	2,584,353	349,814
5.500% due 01/25/39 " §	2,333,061	327,198
6.000% due 01/25/38 - 07/25/38 "	10,858,067	1,379,506
6.206% due 10/25/40 " §	6,759,781	956,919
6.236% due 12/25/40 " §	3,072,325	396,799
6.386% due 07/25/41 " §	9,530,045	1,224,795
Fannie Mae Grantor Trust 2.500% due 08/25/51 "	2,029,999	2,044,661
Freddie Mac
0.628% due 04/15/33 " §	2,446,750	2,447,868
1.278% due 02/15/32 " §	438,946	446,775
4.000% due 12/15/39 "	10,346,417	11,012,764
5.000% due 02/15/30 - 10/15/34 "	17,173,897	19,393,529
5.500% due 07/15/34 "	9,178,987	10,855,914
Freddie Mac (IO)
1.743% due 10/25/21 " §	6,150,000	669,176
2.094% due 05/25/18 " §	24,152,889	2,564,358
6.922% due 08/15/35 " §	2,103,285	342,581
Freddie Mac Multifamily Structured Pass-Through (IO)
1.061% due 01/25/20 " §	11,557,520	723,735
1.238% due 04/25/20 " §	22,626,759	1,598,117
1.280% due 04/25/21 " §	10,117,583	865,893
1.410% due 06/25/46 " §	11,210,542	949,369
1.515% due 08/25/20 " §	13,103,651	1,133,518
1.566% due 02/25/18 " §	32,827,220	2,476,331
1.682% due 07/25/21 " §	15,210,832	1,722,574
1.682% due 06/25/20 " §	27,916,157	2,762,290
2.011% due 08/25/18 " §	7,018,779	739,857
Government National Mortgage Association
0.595% due 08/20/58 " §	25,221,217	24,847,287
0.745% due 03/20/61 " §	3,621,172	3,586,260
4.500% due 07/20/39 - 10/20/39 "	18,800,000	20,970,456
5.000% due 07/20/39 - 04/16/40 "	10,600,000	12,036,492
Government National Mortgage Association (IO)
4.530% due 08/20/35 " §	4,479,556	608,940
5.000% due 11/20/36 "	6,259,933	771,480
5.115% due 09/20/40 " §	6,529,934	751,160
5.465% due 05/20/40 " §	7,501,141	883,241
5.645% due 07/20/40 " §	6,337,662	926,671
5.678% due 04/16/39 " §	1,992,963	232,034
5.715% due 10/20/39 - 02/20/41 " §	15,020,982	2,294,162
5.718% due 02/16/40 - 03/16/41 " §	3,661,592	603,530
5.798% due 11/16/40 " §	4,003,548	543,220
5.815% due 07/20/35 " §	4,258,753	698,531
5.848% due 02/16/36 " §	8,632,805	1,153,369
5.865% due 02/20/38 " §	3,371,757	468,392
5.868% due 07/16/38 " §	1,635,543	260,991
5.895% due 09/20/40 " §	3,324,796	474,246
5.915% due 05/20/37 " §	8,808,970	1,270,984
5.968% due 11/16/35 - 11/16/37 " §	8,301,177	1,403,217
6.015% due 07/20/34 - 09/20/35 " §	6,695,577	835,364
6.118% due 05/16/37 " §	4,012,102	520,926
6.155% due 04/20/40 " §	709,268	101,472
6.168% due 03/16/34 " §	1,810,495	195,993
6.195% due 04/20/40 " §	1,103,306	175,735
6.215% due 03/20/39 - 05/20/40 " §	11,244,311	1,769,824
6.218% due 07/16/40 " §	6,285,410	892,600
6.265% due 10/20/38 - 12/20/38 " §	8,400,465	1,295,501
6.268% due 04/16/34 " §	3,025,336	231,022
6.285% due 04/20/40 " §	1,269,275	204,808
6.295% due 06/20/40 " §	9,820,431	1,658,911
6.345% due 11/20/38 " §	1,993,014	261,008
6.365% due 06/20/38 - 01/20/40 " §	3,386,973	483,373
6.415% due 08/20/39 " §	7,580,122	969,112
6.418% due 12/16/36 " §	4,357,018	691,001
6.458% due 10/16/41 " §	3,179,539	549,036
6.465% due 02/20/35 " §	2,323,974	417,835
6.468% due 04/16/39 " §	1,937,540	270,549
6.515% due 02/20/35 " §	1,693,257	312,634
6.518% due 08/16/36 " §	4,634,463	887,654
7.715% due 12/20/32 " §	2,185,352	302,900
Greenpoint Mortgage Funding Trust 0.474% due 01/25/37 " §	3,002,760	1,411,803
GSMPS Mortgage Loan Trust
0.644% due 03/25/35 " § ~	2,185,564	1,775,013
0.644% due 09/25/35 " § ~	6,343,401	4,983,116
GSR Mortgage Loan Trust
2.714% due 05/25/35 " §	1,469,957	975,522
2.763% due 07/25/35 " §	1,000,000	642,885
GSR Mortgage Loan Trust (IO) 6.256% due 10/25/36 " §	4,663,492	757,150
Homestar Mortgage Acceptance Corp 0.844% due 01/25/35 " §	2,684,119	2,500,426
IndyMac Index Mortgage Loan Trust
0.534% due 06/25/37 " §	5,469,140	3,183,871
0.554% due 06/25/35 " §	4,095,629	2,439,119
JPMorgan Mortgage Trust 2.773% due 08/25/35 " §	2,400,000	1,643,558
Lehman Mortgage Trust 6.000% due 05/25/37 "	1,877,862	1,608,429
MASTR Adjustable Rate Mortgages Trust 2.664% due 04/21/34 " §	6,846,908	6,567,654
MASTR Reperforming Loan Trust 7.000% due 08/25/34 " ~	2,942,642	3,025,002

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Merrill Lynch Mortgage Investors Inc 2.612% due 06/25/35 " §	$4,000,000	$2,881,392
Morgan Stanley Mortgage Loan Trust
0.574% due 02/25/36 " §	7,348,494	3,871,047
2.610% due 07/25/35 " §	3,348,170	1,972,606
2.786% due 07/25/34 " §	1,833,956	1,556,236
Nomura Asset Acceptance Corp 6.500% due 02/25/35 " ~	4,041,485	4,137,663
RAAC Series 6.000% due 09/25/34 "	2,065,109	2,000,957
RBSSP Resecuritization Trust 3.152% due 12/26/35 " § ~	2,329,514	2,292,408
Residential Asset Securitization Trust
0.794% due 07/25/36 " §	1,282,221	496,547
6.000% due 08/25/36 "	3,424,122	2,532,309
Sequoia Mortgage Trust 0.485% due 07/20/36 " §	7,708,564	5,534,290
Structured Adjustable Rate Mortgage Loan Trust
0.594% due 08/25/37 " §	1,837,125	983,171
2.505% due 05/25/34 " §	2,544,685	2,342,172
5.481% due 05/25/36 " §	6,269,483	4,538,626
5.533% due 05/25/36 " §	9,168,766	6,561,064
Wachovia Mortgage Loan Trust LLC
0.374% due 01/25/37 " §	802,379	371,000
0.474% due 01/25/37 " §	1,861,519	868,307
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.524% due 12/25/36 " §	2,362,663	1,138,851
6.000% due 07/25/36 "	1,735,285	961,082
Washington Mutual Mortgage Pass-Through Certificates
0.564% due 12/25/45 " §	2,168,379	1,553,827
0.584% due 10/25/45 " §	6,231,137	4,500,373
0.614% due 08/25/45 " §	7,999,875	5,870,656
0.800% due 07/25/44 " §	888,340	609,451
2.312% due 11/25/36 " §	5,650,000	3,613,754
2.460% due 09/25/33 " §	747,138	710,002
2.475% due 10/25/33 " §	6,790,621	6,400,099
2.545% due 02/25/33 " §	1,863,295	1,653,630
2.554% due 08/25/46 " §	2,729,212	1,817,521
5.030% due 06/25/37 " §	7,869,392	5,253,315
5.434% due 07/25/37 " §	11,976,924	9,072,754
5.467% due 05/25/37 " §	19,122,367	15,968,104
5.683% due 10/25/36 " §	2,944,344	2,142,429
Wells Fargo Mortgage Loan Trust 2.773% due 08/27/35 " § ~	5,999,965	5,564,944
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/37 "	6,735,639	6,067,066
6.000% due 08/25/37 "	5,054,701	4,564,440

		395,840,279

Fannie Mae - 18.2%

3.000% due 01/01/27 "	56,400,000	58,259,435
3.500% due 01/01/42 "	46,600,000	47,939,750
4.000% due 10/01/41 - 01/01/42 "	124,599,213	130,967,074
4.500% due 04/01/23 - 01/01/42 "	59,112,038	63,031,295
5.000% due 01/01/39 - 01/01/42 "	30,793,203	33,431,282
5.500% due 02/01/33 - 01/01/42 "	78,495,985	85,569,415
6.000% due 01/01/42 "	66,700,000	73,453,395
6.500% due 12/01/30 - 01/01/42 "	56,313,414	63,397,519

		556,049,165

Freddie Mac - 4.7%

3.500% due 01/01/27 - 01/01/42 "	14,700,000	15,114,548
4.000% due 01/01/42 "	1,000,000	1,049,062
4.500% due 09/01/40 "	13,214,304	14,014,555
5.000% due 12/01/35 - 03/01/38 "	31,928,279	34,351,586
5.356% due 06/01/37 " §	432,633	464,397
5.424% due 07/01/37 " §	770,238	827,309
5.427% due 06/01/37 " §	3,352,750	3,600,679
5.500% due 08/01/37 - 01/01/42 "	18,169,646	19,741,368
5.533% due 06/01/37 " §	422,799	454,717
5.586% due 11/01/36 " §	1,190,151	1,263,975
5.974% due 01/01/37 " §	310,771	337,794
6.000% due 11/01/39 "	43,792,094	48,307,155
6.500% due 09/01/39 "	2,668,020	3,017,458

		142,544,603

Government National Mortgage Association - 7.6%

0.871% due 08/20/60 " §	1,246,606	1,222,439
4.000% due 01/01/42 "	23,700,000	25,429,358
4.500% due 11/20/40 - 01/01/42 "	69,930,201	76,419,458
5.000% due 01/15/40 - 01/01/42 "	76,791,567	85,228,978
5.500% due 01/01/42 "	6,600,000	7,401,282
6.000% due 06/20/35 - 01/01/42 "	27,649,710	31,273,823
6.500% due 10/20/37 "	4,027,886	4,599,721

		231,575,059

Total Mortgage-Backed Securities
(Cost $1,392,988,935)		1,383,587,591

ASSET-BACKED SECURITIES - 4.6%

Access Group Inc 0.668% due 11/22/24 " §	3,600,000	3,519,316
ACE Securities Corp 1.074% due 04/25/34 " §	2,860,765	2,084,376
Aegis Asset-Backed Securities Trust 1.314% due 04/25/34 " §	2,212,558	1,726,192
AESOP Funding II LLC
3.150% due 03/20/17 " ~	2,210,000	2,237,935
4.640% due 05/20/16 " ~	1,890,000	2,012,937
Ameriquest Mortgage Securities Inc 0.639% due 04/25/34 " §	2,647,422	2,140,245
Argent Securities Inc 0.894% due 10/25/34 " §	6,950,000	4,991,625
Asset-Backed Funding Certificates 0.734% due 06/25/35 " §	4,730,000	4,104,162
Asset-Backed Securities Corp Home Equity
0.714% due 05/25/35 " §	518,678	509,602
0.824% due 06/25/34 " §	3,066,612	2,782,709
Bear Stearns Asset-Backed Securities Trust 0.864% due 09/25/34 " §	1,745,669	1,528,380
Citigroup Mortgage Loan Trust Inc
0.364% due 05/25/37 " §	1,721,378	1,389,336
0.444% due 08/25/36 " §	1,026,869	696,736
0.724% due 07/25/35 " §	1,455,000	1,213,817
Countrywide Asset-Backed Certificates 0.354% due 11/25/37 " §	4,012,776	3,851,097
Countrywide Home Equity Loan Trust 0.428% due 11/15/36 " §	314,730	224,234
Credit-Based Asset Servicing & Securitization LLC 1.074% due 07/25/33 " §	1,634,812	1,165,714
Education Funding Capital Trust I
1.450% due 06/15/43 " §	3,900,000	3,587,860
2.430% due 12/15/42 " §	4,450,000	3,941,819
Greenpoint Manufactured Housing
2.257% due 11/22/31 " §	2,000,000	1,664,908
3.776% due 02/20/32 " §	2,125,000	1,613,262
3.778% due 03/13/32 " §	3,025,000	2,286,225
3.785% due 03/18/29 " §	2,725,000	2,084,345
3.785% due 06/19/29 " §	1,275,000	984,454
3.787% due 02/20/30 " §	1,300,000	997,091
6.870% due 08/21/31 " §	11,075,000	8,908,673
7.270% due 06/15/29 "	4,720,000	4,453,591
GSAA Trust 0.454% due 07/25/36 " §	3,096,928	1,200,407

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
GSAMP Trust 0.844% due 03/25/34 " §	$5,943,622	$5,791,272
Helios Finance LP CDO (Cayman) 0.985% due 10/20/14 " § ~ Δ	427,007	426,020
Hertz Vehicle Financing LLC 5.290% due 03/25/16 " ~	3,380,000	3,662,589
Home Equity Asset Trust 0.724% due 02/25/36 " § Δ	2,000,000	1,003,514
KeyCorp Student Loan Trust 0.678% due 10/25/32 " §	2,594,365	2,425,967
Nelnet Education Loan Funding Inc
0.578% due 01/25/37 " §	5,200,000	4,944,696
1.090% due 02/25/39 " §	3,650,000	3,250,489
North Carolina State Education Assistance Authority 1.318% due 07/25/41 " §	2,824,637	2,715,069
NorthStar Education Finance Inc 1.620% due 01/29/46 " §	3,050,000	2,197,906
Novastar Home Equity Loan 1.354% due 12/25/33 " §	2,538,983	2,086,223
Option One Mortgage Loan Trust 0.384% due 04/25/37 " §	69,085	68,639
Origen Manufactured Housing
3.750% due 04/15/37 " §	12,337,822	7,582,249
3.750% due 10/15/37 " §	12,100,000	7,757,602
PAMCO CLO 7.910% due 08/06/12 "	2,503,558	876,243
Park Place Securities Inc
0.914% due 10/25/34 " §	782,668	763,749
0.974% due 12/25/34 " §	6,549,637	6,231,115
Residential Asset Mortgage Products Inc
0.704% due 11/25/35 " § Δ	2,000,000	1,418,629
5.350% due 02/25/33 " §	2,799,899	2,045,347
Residential Asset Securities Corp
0.444% due 06/25/36 " §	4,241,615	3,745,297
0.704% due 11/25/35 " § Δ	3,820,000	1,985,361
Saxon Asset Securities Trust 0.754% due 05/25/35 " §	2,904,228	1,947,414
SLM Student Loan Trust
0.528% due 01/25/27 " §	4,100,000	3,888,063
0.836% due 12/15/25 " § ~	3,150,000	2,955,724
Structured Asset Investment Loan Trust 1.294% due 10/25/33 " §	1,200,000	958,654
Washington Mutual Asset-Backed Certificates 0.384% due 05/25/47 " §	478,572	471,486
Wells Fargo Home Equity Trust 0.704% due 11/25/35 " §	2,950,000	2,455,034

Total Asset-Backed Securities
(Cost $151,515,280)		141,555,399

U.S. GOVERNMENT AGENCY ISSUES - 2.9%

Fannie Mae
0.000% due 10/09/19	8,290,000	6,383,632
1.375% due 11/15/16	5,160,000	5,214,139
4.375% due 10/15/15	20,060,000	22,692,273
5.625% due 07/15/37	3,345,000	4,601,071
6.625% due 11/15/30	3,540,000	5,251,027
Farmer Mac Guaranteed Notes Trust 5.125% due 04/19/17 ~	8,400,000	9,814,392
Financing Corp Strips
0.000% due 11/02/18	12,210,000	10,801,271
0.000% due 12/06/18	5,350,000	4,617,269
0.000% due 12/27/18	10,969,000	9,637,353
0.000% due 03/07/19	1,890,000	1,648,193
0.000% due 09/26/19	5,315,000	4,547,328
Tennessee Valley Authority 5.250% due 09/15/39	1,990,000	2,545,168

Total U.S. Government Agency Issues
(Cost $78,914,814)		87,753,116

U.S. TREASURY OBLIGATIONS - 5.3%

U.S. Treasury Bonds - 0.8%

3.125% due 11/15/41	17,680,000	18,478,358
3.750% due 08/15/41	780,000	915,282
4.375% due 05/15/41	3,080,000	4,004,480

		23,398,120

U.S. Treasury Inflation Protected Securities - 1.9%

2.000% due 04/15/12 ∧	20,331,334	20,432,990
2.125% due 02/15/40 ∧	10,109,726	13,569,942
2.500% due 01/15/29 ∧ ‡	12,803,572	17,099,773
3.875% due 04/15/29 ∧ ‡	5,661,114	8,830,896

		59,933,601

U.S. Treasury Notes - 2.6%

0.500% due 05/31/13	130,000	130,584
1.000% due 09/30/16	28,220,000	28,524,240
1.375% due 11/30/18	13,190,000	13,237,405
1.750% due 10/31/18	21,620,000	22,255,087
2.125% due 08/15/21	13,780,000	14,128,813

		78,276,129

Total U.S. Treasury Obligations
(Cost $154,287,869)		161,607,850

FOREIGN GOVERNMENT BONDS & NOTES - 2.9%

Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/14	BRL 4,518,000	2,278,874
10.000% due 01/01/17	59,629,000	30,733,431
Malaysia Government Bond (Malaysia)
3.835% due 08/12/15	MYR 25,480,000	8,225,153
4.262% due 09/15/16	5,325,000	1,748,972
Mexican Bonos (Mexico)
8.000% due 06/11/20	MXN 341,768,000	27,271,517
10.000% due 12/05/24	14,760,000	1,363,190
Poland Government Bond (Poland) 5.500% due 04/25/15	PLN 40,935,000	12,040,534
Russian Foreign Bond - Eurobond (Russia) 7.500% due 03/31/30 ~	$4,049,750	4,712,897

Total Foreign Government Bonds & Notes
(Cost $96,226,508)		88,374,568

MUNICIPAL BONDS - 1.5%

Bay Area Toll Authority CA Bridge Revenue 5.000% due 04/01/34	1,320,000	1,392,164
Birmingham Commercial Development Authority AL 5.500% due 04/01/41	270,000	289,111
Chicago O’Hare International Airport Revenue IL ‘A’ 5.625% due 01/01/35	400,000	437,296
Chicago O’Hare International Airport Revenue IL ‘C’ 5.500% due 01/01/31	800,000	878,448

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Clark County NV ‘A’ 5.250% due 07/01/39	$480,000	$499,685
Los Angeles Department of Airports CA ‘A’ 5.250% due 05/15/39	500,000	540,150
Los Angeles Department of Water & Power CA 6.574% due 07/01/45	2,020,000	2,566,491
Metropolitan Atlanta Rapid Transit Authority GA 5.000% due 07/01/39	410,000	436,851
Municipal Electric Authority GA 6.655% due 04/01/57	760,000	782,009
Municipal Electric Authority GA ‘J’ 6.637% due 04/01/57	1,320,000	1,373,381
New York Liberty Development Corp 5.250% due 10/01/35	980,000	1,012,359
Pennsylvania Higher Education Assistance Agency
1.348% due 05/01/46 §	17,125,000	15,832,542
1.920% due 05/01/46 §	2,075,000	1,918,757
2.054% due 05/01/46 §	750,000	693,061
San Mateo County Community College District CA 5.000% due 09/01/38	180,000	186,638
Santa Clara Valley Transportation Authority CA 5.876% due 04/01/32	3,130,000	3,677,719
State of California 7.300% due 10/01/39	2,100,000	2,485,203
State of Illinois
5.665% due 03/01/18	2,900,000	3,089,312
5.877% due 03/01/19	3,010,000	3,243,787
Student Loan Funding Corp OH ‘A’ 0.210% due 09/01/47 §	5,900,000	5,307,168

Total Municipal Bonds
(Cost $43,839,079)		46,642,132

PURCHASED OPTIONS - 0.0%
(See Note (i) in Notes to Schedule of Investments)
(Cost $878)		797

SHORT-TERM INVESTMENTS - 16.4%

U.S. Government Agency Issues - 15.8%

Fannie Mae
0.030% due 01/11/12 ‡	348,000	347,997
0.030% due 01/18/12 ‡	2,130,000	2,129,970
0.076% due 05/09/12	61,980,000	61,977,769
0.152% due 01/17/12	50,000,000	49,996,667
Federal Home Loan Bank
0.130% due 01/23/12	45,000,000	44,999,650
0.132% due 02/23/12	130,000,000	129,975,120
Freddie Mac
0.030% due 01/10/12 ‡	622,000	621,995
0.030% due 01/11/12 ‡	1,264,000	1,263,989
0.036% due 01/10/12 ‡	488,000	487,996
0.041% due 01/10/12 ‡	30,000	30,000
0.051% due 01/11/12	118,000	117,998
0.051% due 02/14/12 ‡	182,000	181,989
0.101% due 02/23/12	50,000,000	49,992,639
0.101% due 08/21/12	36,990,000	36,977,941
0.112% due 01/10/12 ‡	2,549,000	2,548,930
0.132% due 02/07/12	100,000,000	99,986,639

		481,637,289

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $19,788,535; collateralized by Fannie Mae: 0.000% due 06/06/12 and value $20,184,903)	19,788,513	19,788,513

Total Short-Term Investments
(Cost $501,399,494)		501,425,802

TOTAL INVESTMENTS - 113.7%
(Cost $3,436,168,866)		3,474,839,060

OTHER ASSETS & LIABILITIES, NET - (13.7%)		(419,216,980)

NET ASSETS - 100.0%		$3,055,622,080

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	45.3%
Corporate Bonds & Notes	32.9%
Short-Term Investments	16.4%
U.S. Treasury Obligations	5.3%
Asset-Backed Securities	4.6%
Foreign Government Bonds & Notes	2.9%
U.S. Government Agency Issues	2.9%
Senior Loan Notes	1.8%
Municipal Bonds	1.5%
Equity Securities	0.1%

113.7%
Other Assets & Liabilities, Net	(13.7%)

100.0%

(b)	As of December 31, 2011, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	3.5%
A-1 (Short-Term Debt only)	0.6%
AA/U.S. Government & Agency Issues	57.9%
A	14.0%
BBB	9.0%
BB	4.7%
B	3.1%
CCC	1.4%
CC	1.2%
C	0.4%
D	0.7%
Not Rated	3.5%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $5,670 or less than 0.1% of the net assets were in default as of December 31, 2011.

(e)	As of December 31, 2011, 0.2% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(f)	As of December 31, 2011, investments with a total aggregate value of $9,302,688 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(g)	Open futures contracts outstanding as of December 31, 2011 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
Eurodollar (03/12)	180	$180,000,000	($54,585)
Eurodollar (09/12)	199	199,000,000	(15,572)
U.S. Treasury 30-Year Bonds (03/12)	1,842	184,200,000	1,790,341

			1,720,184

Short Futures Outstanding
Eurodollar (06/12)	101	101,000,000	(33,628)
Eurodollar (09/13)	199	199,000,000	31,691
U.S. Treasury 2-Year Notes (03/12)	323	64,600,000	(31,753)
U.S. Treasury 5-Year Notes (03/12)	1,245	124,500,000	(532,726)
U.S. Treasury 10-Year Notes (03/12)	2,281	228,100,000	(2,299,163)
U.S. Treasury 30-Year Bonds (03/12)	947	94,700,000	(295,687)

			(3,161,266)

Total Futures Contracts			($1,441,082)

(h)	Forward foreign currency contracts outstanding as of December 31, 2011 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Buy	CAD	31,287,000	02/12	CIT	($30,700)
Sell	EUR	43,543,240	02/12	CIT	3,837,417
Sell	EUR	20,612,000	02/12	MSC	1,764,570
Buy	JPY	1,083,500,000	02/12	CIT	174,165
Sell	JPY	1,083,500,000	02/12	JPM	(197,953)

Total Forward Foreign Currency Contracts					$5,547,499

(i)	Purchased options outstanding as of December 31, 2011 were as follows:

Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	Counter-	Number of
Description	Price	Date	party	Contracts	Cost	Value
Call - CBOT 10-Year U.S. Treasury Note Futures (03/12)	$132.00	02/24/12	GSC	1	$878	$797

Total Purchased Options					$878	$797

(j)	Transactions in written options for the year ended December 31, 2011 were as follows:

	Number of	Notional Amount
	Contracts	in $	Premium
Outstanding, December 31, 2010	1,693	-	$857,398
Call Options Written	4,408	-	2,338,909
Put Options Written	4,771	169,100,000	2,858,911
Call Options Expired	(2,251)	-	(707,056)
Put Options Expired	(2,837)	(98,700,000)	(1,909,042)
Call Options Closed	(3,311)	-	(2,140,514)
Put Options Closed	(2,235)	(70,400,000)	(1,216,079)

Outstanding, December 31, 2011	238	-	$82,527

(k)	Premiums received and value of written options outstanding as of December 31, 2011 were as follows:

Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	Counter-	Number of
Description	Price	Date	party	Contracts	Premium	Value
Put - CME Eurodollar Futures (06/12)	$99.63	06/18/12	ADV	238	$82,527	($203,788)

Total Written Options					$82,527	($203,788)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(l)	Swap agreements outstanding as of December 31, 2011 were as follows:

Credit Default Swaps on Credit Indices – Buy Protection (1)

						Upfront
	Fixed Deal					Premiums	Unrealized
	Pay	Expiration	Counter-	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	Amount (3)	Value (4)	(Received)	(Depreciation)
CMBX 1 2006-1	0.100%	10/12/52	CSF	$12,692,000	$637,984	$551,794	$86,190
CMBX 1 2006-1	0.100%	10/12/52	GSC	3,804,000	191,214	156,915	34,299

					$829,198	$708,709	$120,489

Credit Default Swaps on Credit Indices – Sell Protection (2)

						Upfront
	Fixed Deal					Premiums	Unrealized
	Receive	Expiration	Counter-	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	Amount (3)	Value (4)	(Received)	(Depreciation)
CMBX NA AM 1	0.500%	10/12/52	CSF	$1,783,000	($203,604)	($165,485)	($38,119)
CMBX NA AM 1	0.500%	10/12/52	GSC	1,572,000	(179,509)	(145,410)	(34,099)

					($383,113)	($310,895)	($72,218)

Total Credit Default Swaps					$446,085	$397,814	$48,271

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement had been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps

						Upfront
						Premiums
		Counter-	Expiration	Notional		Paid	Unrealized
Receive Total Return	Pay	party	Date	Amount	Value	(Received)	Depreciation
TRX-CMBS	TRX-CMBS Reset	CSF	07/02/12	$9,061,000	($135,824)	($69,984)	($65,840)
TRX-CMBS	TRX-CMBS Reset	CSF	10/01/12	1,969,000	(47,904)	20,728	(68,632)
Interest from Fannie Mae 30-Year IO 5.500%	1-Month USD-LIBOR	GSC	01/12/39	7,735,568	(86,449)	(7,354)	(79,095)
Interest from Fannie Mae 30-Year IO 6.000%	1-Month USD-LIBOR	GSC	01/12/39	14,746,036	(124,281)	23,286	(147,567)
Interest from Fannie Mae 30-Year IO 4.500%	1-Month USD-LIBOR	GSC	01/12/40	5,992,417	(60,606)	(42,996)	(17,610)

					($455,064)	($76,320)	($378,744)

Total Swap Agreements					($8,979)	$321,494	($330,473)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(m)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$1,598,781	$1,598,781	$-	$-
	Corporate Bonds & Notes	1,006,185,839	-	1,002,614,032	3,571,807
	Senior Loan Notes	56,107,185	-	56,107,185	-
	Mortgage-Backed Securities	1,383,587,591	-	1,353,931,605	29,655,986
	Asset-Backed Securities	141,555,399	-	129,898,988	11,656,411
	U.S. Government Agency Issues	87,753,116	-	87,753,116	-
	U.S. Treasury Obligations	161,607,850	-	161,607,850	-
	Foreign Government Bonds & Notes	88,374,568	-	88,374,568	-
	Municipal Bonds	46,642,132	-	22,890,604	23,751,528
	Short-Term Investments	501,425,802	-	501,425,802	-
	Derivatives:
	Credit Contracts
	Swaps	829,198	-	829,198	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	5,776,152	-	5,776,152	-
	Interest Rate Contracts
	Futures	1,822,032	1,822,032	-	-
	Purchased Options	797	797	-	-

	Total Interest Rate Contracts	1,822,829	1,822,829	-	-

	Total Assets - Derivatives	8,428,179	1,822,829	6,605,350	-

	Total Assets	3,483,266,442	3,421,610	3,411,209,100	68,635,732

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(383,113)	-	(383,113)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(228,653)	-	(228,653)	-
	Interest Rate Contracts
	Futures	(3,263,114)	(3,263,114)	-	-
	Written Options	(203,788)	(203,788)	-	-
	Swaps	(455,064)	-	(455,064)	-

	Total Interest Rate Contracts	(3,921,966)	(3,466,902)	(455,064)	-

	Total Liabilities - Derivatives	(4,533,732)	(3,466,902)	(1,066,830)	-

	Total Liabilities	(4,533,732)	(3,466,902)	(1,066,830)	-

	Total	$3,478,732,710	($45,292)	$3,410,142,270	$68,635,732

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

					Derivatives
					Interest
	Corporate	Mortgage-Backed	Asset-Backed	Municipal	Rate Contracts
	Bonds & Notes	Securities	Securities	Bonds	Swaps	Total
Value, Beginning of Year	$-	$5,758,655	$19,187,141	$17,732,124	$14,263	$42,692,183
Purchases	2,390,644	3,705,386	6,157,459	9,595,750	-	21,849,239
Sales	(198,927)	(1,023,368)	(11,248,675)	(4,450,000)	(5,265)	(16,926,235)
Settlements	-	-	-	-	(3,517)	(3,517)
Accrued Discounts (Premiums)	(932)	(422)	1,661,921	61,092	-	1,721,659
Net Realized Gains (Losses)	(1,440)	11,243	160,060	408,219	(424,469)	153,613
Change in Net Unrealized Appreciation (Depreciation)	(189,338)	(12,760)	(1,637,569)	404,343	418,988	(1,016,336)
Transfers In	1,571,800	24,847,287	-	-	-	26,419,087
Transfers Out	-	(3,630,035)	(2,623,926)	-	-	(6,253,961)

Value, End of Year	$3,571,807	$29,655,986	$11,656,411	$23,751,528	$-	$68,635,732

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($189,338)	($56,734)	($1,571,899)	$404,343	$-	($1,413,628)

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 0.4%

Consumer Discretionary - 0.4%

Euramax Holdings Inc ‘A’ * ◊	947	$284,220
Metro-Goldwyn-Mayer Studios Inc * ◊	178,408	3,731,706

		4,015,926

Total Common Stocks
(Cost $4,342,094)		4,015,926

	Principal
	Amount
CORPORATE BONDS & NOTES - 3.5%

Consumer Discretionary - 0.9%

AMC Entertainment Inc 8.750% due 06/01/19	$500,000	520,000
Cablevision Systems Corp 7.750% due 04/15/18	500,000	532,500
CCO Holdings LLC 7.875% due 04/30/18	1,000,000	1,071,250
Chrysler Group LLC 8.250% due 06/15/21 ~	1,000,000	915,000
Clear Channel Worldwide Holdings Inc 9.250% due 12/15/17	1,000,000	1,085,000
Education Management LLC 8.750% due 06/01/14	500,000	503,750
Ford Motor Co 7.450% due 07/16/31	1,000,000	1,205,000
Petco Animal Supplies Inc 9.250% due 12/01/18 ~	1,000,000	1,077,500
Regal Entertainment Group 9.125% due 08/15/18	1,000,000	1,077,500
Toys R Us Property Co I LLC 10.750% due 07/15/17	1,000,000	1,098,750

		9,086,250

Consumer Staples - 0.1%

Pinnacle Foods Finance LLC
9.250% due 04/01/15	1,000,000	1,031,250

Energy - 0.4%

Berry Petroleum Co 6.750% due 11/01/20	1,000,000	1,015,000
Carrizo Oil & Gas Inc 8.625% due 10/15/18	905,000	918,575
Coffeyville Resources LLC 9.000% due 04/01/15 ~	750,000	798,750
OGX Petroleo e Gas Participacoes SA (Brazil) 8.500% due 06/01/18 ~	1,000,000	990,000
Oil States International Inc 6.500% due 06/01/19	1,000,000	1,027,500

		4,749,825

Financials - 0.2%

CIT Group Inc 7.000% due 05/01/17	1,000,000	1,001,250
General Motors Acceptance Corp 8.000% due 12/31/18	1,000,000	987,500

		1,988,750

Health Care - 0.5%

Alere Inc 9.000% due 05/15/16	1,000,000	1,015,000
Endo Pharmaceuticals Holdings Inc 7.000% due 07/15/19	485,000	518,950
HCA Inc 7.500% due 02/15/22	1,000,000	1,025,000
Jaguar Holding Co II 9.500% due 12/01/19 ~	1,000,000	1,055,000
Multiplan Inc 9.875% due 09/01/18 ~	1,000,000	1,045,000
Warner Chilcott Co LLC 7.750% due 09/15/18	1,000,000	1,026,250

		5,685,200

Industrials - 0.4%

Avis Budget Car Rental LLC 9.625% due 03/15/18	1,000,000	1,040,000
Huntington Ingalls Industries Inc 7.125% due 03/15/21 ~	1,000,000	985,000
International Lease Finance Corp 8.750% due 03/15/17	1,000,000	1,032,500
Meritor Inc 8.125% due 09/15/15	250,000	225,000
TransDigm Group Inc 7.750% due 12/15/18	1,000,000	1,080,000

		4,362,500

Information Technology - 0.3%

EH Holding Corp 6.500% due 06/15/19 ~	1,000,000	1,047,500
Equinix Inc 7.000% due 07/15/21	1,000,000	1,057,500
SunGard Data Systems Inc 10.250% due 08/15/15	1,000,000	1,041,250

		3,146,250

Materials - 0.2%

FMG Resources August 2006 Property Ltd (Australia) 8.250% due 11/01/19 ~	1,000,000	1,022,500
Sealed Air Corp 8.375% due 09/15/21 ~	1,000,000	1,110,000

		2,132,500

Telecommunication Services - 0.3%

Intelsat Jackson Holdings SA (Luxembourg) 11.250% due 06/15/16	1,000,000	1,053,125
Sprint Nextel Corp 6.000% due 12/01/16	755,000	630,425
Windstream Corp 7.750% due 10/01/21	1,000,000	1,030,000

		2,713,550

Utilities - 0.2%

Edison Mission Energy 7.500% due 06/15/13	250,000	243,750
NRG Energy Inc 8.250% due 09/01/20	1,000,000	1,010,000
The AES Corp 7.375% due 07/01/21 ~	1,000,000	1,082,500

		2,336,250

Total Corporate Bonds & Notes
(Cost $35,624,109)		37,232,325

SENIOR LOAN NOTES - 93.9%

Consumer Discretionary - 33.2%

1-800 Contacts Inc 7.700% due 03/04/15 §	1,794,124	1,785,153
99 Cents Only Stores Term B due 12/28/18 ¥	650,000	644,313

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value

Acosta Inc 4.750% due 03/01/18 §	$1,616,875	$1,578,474
Advantage Sales & Marketing Inc Term B 5.250% due 12/18/17 §	2,400,750	2,364,739
Affinion Group Inc Term B 5.000% due 10/10/16 §	4,135,480	3,675,408
Alliance Laundry Systems LLC Term B 6.250% due 09/30/16 §	852,632	853,164
Allied Security Holdings LLC (1st Lien) 5.000% due 02/03/17 §	719,563	720,462
Allison Transmission Inc Term B 2.780% due 08/07/14 §	8,525,587	8,342,892
Altegrity Inc
3.037% due 02/21/15 §	2,375,049	2,211,764
Tranche D
7.750% due 02/20/15 §	952,743	944,803
AMC Entertainment Inc Term B2 (Extended) 3.546% due 12/15/16 §	1,963,446	1,926,019
AMC Networks Inc Term B 4.000% due 12/31/18 §	1,741,250	1,728,191
Ameristar Casinos Inc Term B 4.000% due 04/13/18 §	1,315,063	1,316,158
AMSCAN Holdings Inc Term B 6.750% due 12/04/17 §	1,999,688	1,993,438
ARAMARK Corp
2.454% due 01/27/14 §	2,105,790	2,066,308
(Extended Letter of Credit)
3.489% due 07/26/16 §	307,355	300,311
(Synthetic Letter of Credit)
2.170% due 01/27/14 §	169,638	166,458
Term B (Extended)
3.829% due 07/26/16 §	4,673,529	4,566,431
Ascend Learning Term B 7.008% due 12/06/16 §	1,435,506	1,403,207
Asurion LLC
(1st Lien)
5.500% due 05/24/18 §	7,517,045	7,423,082
(2nd Lien)
9.000% due 05/24/19 §	500,000	495,000
Atlantic Broadband Finance LLC Term B 4.000% due 03/08/16 §	1,601,951	1,575,251
Autoparts Holdings Ltd (1st Lien) 6.500% due 07/28/17 §	523,688	524,015
BARBRI Review Courses Inc Term B 6.000% due 06/16/17 §	950,000	948,812
BBHI Acquisition LLC Term B 4.500% due 12/14/17 §	1,608,750	1,595,177
Brickman Group Holdings Inc Term B 7.250% due 10/14/16 §	2,499,750	2,507,562
Burger King Corp Term B 4.500% due 10/19/16 §	6,439,188	6,341,260
Caesars Entertainment Operating Co
Term B1
3.418% due 01/28/15 §	4,000,000	3,484,444
Term B3
3.420% due 01/28/15 §	2,454,745	2,135,245
Carmike Cinemas Inc Term B 5.500% due 01/27/16 §	1,563,804	1,555,204
Catalina Marketing Corp 3.046% due 10/01/14 §	9,949,415	9,530,714
Cedar Fair LP Term B 4.000% due 12/15/17 §	1,929,578	1,928,845
Cengage Learning Acquisitions Inc 2.550% due 07/03/14 §	3,317,791	2,840,859
Cequel Communications LLC 2.274% due 11/05/13 §	11,795,207	11,685,547
Charter Communications Operating LLC Term C (Extended) 3.830% due 09/06/16 §	9,824,561	9,631,145
Chrysler Group LLC 6.000% due 05/24/17 §	7,566,987	7,179,179
Cinedigm Digital Funding I LLC 5.250% due 04/29/16 §	856,324	826,353
Cinemark USA Inc (Extended) 3.623% due 04/29/16 §	2,947,368	2,935,997
ClubCorp Operations Inc Term B 6.000% due 11/30/16 §	2,305,472	2,306,433
Crown Media Holdings Inc Term B 5.750% due 07/14/18 §	671,625	668,267
CSC Holdings Inc Term B2 (Incremental) 2.044% due 03/29/16 §	1,963,542	1,929,180
Cumulus Media Inc 5.750% due 09/17/18 §	5,425,000	5,322,153
Dave & Buster’s Inc 5.500% due 06/01/16 §	1,970,000	1,970,000
Delphi Corp Term B 3.500% due 03/31/17 §	2,359,684	2,355,751
Denny’s Inc Term B 5.250% due 09/30/16 §	1,617,000	1,615,653
DineEquity Inc Term B 4.273% due 10/19/17 §	1,885,613	1,862,514
Dollar General Corp Tranche B2 3.116% due 07/07/14 §	1,524,587	1,524,779
Dunkin Brands Inc Term B2 4.000% due 11/23/17 §	6,810,034	6,717,812
Education Management LLC Term C 2.375% due 06/03/13 §	5,223,552	4,945,398
Entercom Radio LLC Term B 6.271% due 11/23/18 §	750,000	751,250
Federal-Mogul Corp
Term B
2.209% due 12/29/14 §	10,927,081	10,139,424
Term C
2.216% due 12/28/15 §	5,670,757	5,261,992
FoxCo Acquisition Sub LLC Term B 4.750% due 07/14/15 §	1,072,525	1,050,171
FTD Inc 4.750% due 06/11/18 §	1,666,625	1,633,292
General Nutrition Centers Inc Term B 4.250% due 03/02/18 §	6,637,500	6,571,125
Getty Images Inc 5.250% due 11/07/16 §	2,451,722	2,459,894
Go Daddy Operating Company LLC 7.000% due 12/17/18 §	1,945,125	1,948,529
Harbor Freight Tools USA Inc (1st Lien) 6.500% due 12/22/17 §	2,338,776	2,341,699
HHI Holdings LLC Term B 7.002% due 03/21/17 §	645,125	638,674
Insight Midwest Holdings LLC (Initial Term Loan) 2.020% due 04/07/14 §	1,286,420	1,275,164
Instant Web Inc
(Delayed Draw Term Loan)
3.671% due 08/07/14 §	210,209	198,648
Term B
3.671% due 08/07/14 §	2,016,541	1,905,631
Interactive Data Corp Term B 4.500% due 02/12/18 §	3,860,949	3,828,776
Isle of Capri Casinos Inc Term B 4.750% due 11/01/13 §	1,191,000	1,185,531
J Crew Operating Corp Term B 4.750% due 03/07/18 §	4,203,875	3,960,051
Jo-Ann Stores Inc 4.750% due 03/16/18 §	3,781,000	3,639,212
Language Line LLC Term B 6.250% due 06/20/16 §	2,694,915	2,681,441

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Las Vegas Sands LLC
(Extended Delayed Draw Term Loan)
2.930% due 11/23/16 §	$695,385	$669,308
Term B (Extended)
2.930% due 11/23/16 §	3,441,444	3,308,088
Laureate Education Inc (Extended) 5.250% due 08/15/18 §	2,977,500	2,781,482
LIN Television Corp Term B 5.000% due 12/21/18 §	775,000	772,094
Live Nation Entertainment Inc Term B 4.500% due 11/07/16 §	3,094,875	3,084,532
LodgeNet Entertainment Corp 6.500% due 04/04/14 §	852,442	746,952
Mediacom Broadband LLC Tranche F 4.500% due 10/23/17 §	3,940,000	3,856,275
Mediacom LLC Tranche E 4.500% due 10/23/17 §	5,912,469	5,744,951
Meritas LLC (1st Lien) 7.500% due 07/28/17 §	1,021,250	1,005,931
Michaels Stores Inc
Term B2
5.015% due 07/29/16 §	5,805,554	5,713,031
Term B3 (Extended)
5.015% due 07/29/16 §	6,480,355	6,377,077
Midcontinent Communications Term B 4.000% due 12/30/16 §	1,975,006	1,952,776
National Bedding Company LLC (Extended 1st Lien Term Loan) 4.130% due 11/28/13 §	4,431,561	4,378,014
Nelson Education Ltd 3.079% due 07/03/14 §	2,294,056	1,849,582
Nexstar Broadcasting Inc Term B 5.000% due 09/30/16 §	992,469	989,988
Orbitz Worldwide Inc 3.390% due 07/25/14 §	2,879,225	2,473,049
OSI Restaurant Partners LLC
(Revolving Letter of Credit)
2.785% due 06/14/13 §	674,611	640,975
Term B
2.739% due 06/14/14 §	6,843,259	6,502,047
Penn National Gaming Inc Term B 3.750% due 07/16/18 §	1,467,625	1,474,385
Petco Animal Supplies Inc 4.500% due 11/24/17 §	3,108,750	3,037,970
Phillips-Van Heusen Corp Term B1 3.500% due 05/06/16 §	1,735,545	1,740,607
Pilot Travel Centers LLC Term B 4.250% due 03/30/18 §	2,282,716	2,283,787
Protection One Alarm Monitoring Inc Term B 6.000% due 06/04/16 §	4,322,115	4,300,505
Raycom TV Broadcasting Inc Term B 4.500% due 05/31/17 §	1,119,375	1,074,600
RE/MAX International Inc 5.500% due 04/15/16 §	1,831,665	1,831,665
Regal Cinemas Inc Term B 3.579% due 08/23/17 §	6,336,000	6,295,082
RGIS Holdings LLC
(Delayed Draw Term Loan)
3.081% due 04/30/14 §	100,287	97,529
Term B
3.081% due 04/30/14 §	2,005,733	1,950,575
Sabre Inc Term B 2.333% due 09/30/14 §	13,918,120	11,534,642
Sagittarius Restaurants LLC Term B 7.514% due 05/18/15 §	962,813	953,986
Savers Inc Term B 4.250% due 03/03/17 §	2,363,003	2,338,388
SeaWorld Parks & Entertainment Inc
Term A
3.046% due 02/17/16 §	982,353	967,617
Term B
4.000% due 08/17/17 §	909,812	907,158
ServiceMaster Co
2.834% due 07/24/14 §	4,476,853	4,280,990
(Delayed Draw Term Loan)
2.800% due 07/24/14 §	445,828	426,323
Sinclair Television Group Inc Term B2 due 12/15/16 ¥	975,000	974,976
Six Flags Theme Parks Inc Term B 4.250% due 12/20/18 §	2,775,000	2,766,328
SRAM LLC Term B 4.761% due 06/07/18 §	1,607,693	1,615,732
SymphonyIRI Group Inc Term B 5.000% due 12/01/17 §	1,069,625	1,059,597
Tenneco Inc Tranche B 4.796% due 06/03/16 §	1,970,000	1,970,000
The Goodyear Tire & Rubber Co (2nd Lien) 1.930% due 04/30/14 §	5,110,000	4,943,925
The Neiman Marcus Group Inc 4.750% due 05/16/18 §	3,900,000	3,772,439
TI Automotive Ltd 9.500% due 07/29/16 §	987,500	987,500
Town Sports International Inc 7.000% due 05/11/18 §	1,264,250	1,256,348
Travelport LLC
(Extended Delayed Draw Term Loan)
4.869% due 08/21/15 §	2,091,118	1,748,407
Term B (Extended)
4.869% due 08/21/15 §	2,975,123	2,487,533
Tranche S
5.079% due 08/21/15 §	768,384	642,454
Univision Communications Inc
(Extended)
4.546% due 03/31/17 §	5,523,494	4,945,256
(Initial Term Loan)
2.296% due 09/29/14 §	5,523,494	5,287,978
USI Holdings Corp (Incremental) 7.000% due 05/05/14 §	3,538,550	3,529,704
Veyance Technologies Inc
(Delayed Draw Term Loan)
2.800% due 07/31/14 §	247,982	230,520
(Initial Term Loan)
2.800% due 07/31/14 §	1,731,353	1,609,436
Visant Holding Corp Term B 5.260% due 12/22/16 §	2,639,624	2,481,246
Warnaco Inc 3.750% due 06/15/18 §	646,750	643,516
Weather Channel Term B 4.250% due 02/13/17 §	8,059,100	8,057,424
Wendy’s/Arby’s Restaurants LLC Term B 5.000% due 05/24/17 §	1,122,902	1,123,254
Zuffa LLC Term B 2.313% due 06/19/15 §	2,924,072	2,806,197

		349,701,559

Consumer Staples - 9.0%

Dean Foods Co
Term A (Extended)
3.300% due 04/02/14 §	2,846,154	2,782,827
Tranche B
2.080% due 04/02/14 §	987,047	944,480
Del Monte Foods Co 4.500% due 03/08/18 §	9,626,625	9,169,360
Dole Food Co Inc Tranche B2 5.043% due 07/06/18 §	1,271,113	1,268,927
DSW Holdings Inc 4.296% due 03/02/12 §	13,775,000	12,810,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Earthbound Holdings III LLC Term B 5.500% due 12/21/16 §	$915,750	$904,303
High Liner Foods Inc Term B 7.750% due 01/03/18 §	850,000	845,750
JBS USA Holdings Inc 4.250% due 05/25/18 §	5,823,244	5,692,221
JRD Holdings Inc 2.550% due 07/02/14 §	2,670,386	2,635,337
KIK Custom Products Inc
(1st Lien)
2.530% due 06/02/14 §	3,608,466	3,094,260
(2nd Lien)
5.270% due 11/28/14 §	2,500,000	1,608,332
(Canadian Term Loan)
2.530% due 06/02/14 §	618,594	530,444
Michael Foods Group Inc 4.250% due 02/23/18 §	903,658	893,492
NBTY Inc Term B 4.250% due 10/02/17 §	3,254,052	3,227,206
Pierre Foods Inc (1st Lien) 7.001% due 09/30/16 §	3,119,741	3,113,891
Pinnacle Foods Holdings Corp
Tranche B
2.797% due 04/02/14 §	3,981,083	3,892,727
Tranche D
6.096% due 04/02/14 §	920,535	925,598
Prestige Brands Inc Term B 4.750% due 03/24/16 §	1,524,470	1,517,801
Reynolds Group Holdings Inc
Tranche B
6.500% due 02/09/18 §	8,001,847	7,941,833
Tranche C
6.500% due 08/09/18 §	3,626,471	3,611,741
Rite Aid Corp
Term B
2.039% due 06/04/14 §	5,789,689	5,499,001
Tranche 5
4.500% due 03/02/18 §	2,721,365	2,604,347
Roundy’s Supermarkets Inc (Extended) 7.000% due 11/03/13 §	4,914,662	4,914,662
Solvest Ltd Tranche C2 5.029% due 07/06/18 §	2,360,638	2,356,580
Spectrum Brands Inc Term B 5.002% due 06/17/16 §	3,852,009	3,860,032
SUPERVALU Inc Term B3 4.500% due 04/28/18 §	6,079,063	5,969,639
U.S. Foodservice Inc Term B 2.795% due 07/03/14 §	2,471,536	2,292,792

		94,908,333

Energy - 2.2%

Buffalo Gulf Coast Terminals LLC Term B 7.500% due 10/31/17 §	748,125	751,866
Citgo Petroleum Corp
Term B
8.000% due 06/24/15 §	274,018	275,114
Term C
9.000% due 06/23/17 §	5,368,250	5,472,931
Frac Tech International LLC Term B 6.250% due 05/06/16 §	4,558,492	4,507,564
Gibson Energy Term B 5.750% due 06/15/18 §	2,661,625	2,666,062
Invenergy LLC Term B 9.000% due 11/21/17 §	975,000	962,812
MEG Energy Corp Term B 4.000% due 03/16/18 §	1,571,063	1,570,081
Obsidian Natural Gas Trust 7.000% due 11/02/15 §	5,333,993	5,327,326
Sheridan Production Partners I LLC
6.500% due 04/20/17 §	1,619,357	1,621,888
Term A-1
6.500% due 04/20/17 §	214,578	214,913
Term M-1
6.500% due 04/20/17 §	131,065	131,270

		23,501,827

Financials - 5.2%

Asset Acceptance Capital Corp Term B 8.750% due 11/08/17 §	1,725,000	1,664,625
BRSP LLC Term B 7.500% due 06/04/14 §	1,558,162	1,565,953
Citco III Ltd 6.250% due 06/29/18 §	2,139,250	2,042,984
CNO Financial Group Inc Term B 6.250% due 09/30/16 §	1,276,047	1,274,452
Fifth Third Processing Solutions LLC Term B1 4.500% due 11/03/16 §	4,071,235	4,067,843
First Data Corp
Term B (Extended)
4.294% due 03/23/18 §	1,634,332	1,374,882
Term B1
3.044% due 09/24/14 §	4,982,184	4,512,334
Term B3
3.044% due 09/24/14 §	1,000,000	905,694
Harbourvest Partners LLC Term B 6.250% due 12/16/16 §	1,437,694	1,437,694
HUB International Holdings Inc
(Delayed Draw Term Loan)
3.079% due 06/13/14 §	1,051,516	1,009,455
(Initial Term Loan)
3.079% due 06/13/14 §	4,677,735	4,490,626
Term B (Add on)
6.750% due 06/13/14 §	3,910,000	3,890,450
iPayment Inc Term B 5.750% due 05/08/17 §	1,201,667	1,185,895
LPL Holdings Inc (Add on) 5.250% due 06/28/17 §	2,813,915	2,820,950
Mondrian Investment Partners Ltd 5.500% due 07/12/18 §	1,214,680	1,214,680
MSCI Inc Term B1 3.750% due 03/14/17 §	5,753,001	5,799,744
Nuveen Investments Inc
(1st Lien)
3.514% due 11/13/14 §	2,305,800	2,204,345
(Extended)
6.013% due 05/12/17 §	5,444,200	5,248,552
(Incremental Term Loan)
due 05/13/17 ¥	700,000	705,250
Shield Finance Co SARL Term B 7.752% due 06/15/16 §	1,122,125	1,122,125
Trans Union LLC Term B 4.750% due 02/12/18 §	5,955,000	5,951,278

		54,489,811

Health Care - 13.6%

Alere Inc
(Incremental Term Loan)
4.500% due 06/30/17 §	750,000	731,250
Term B
4.500% due 06/30/17 §	3,117,188	3,051,923
Alliance HealthCare Services Inc Term B 7.250% due 06/01/16 §	1,857,237	1,636,690
Aptalis Pharma Inc Term B 5.500% due 02/10/17 §	1,757,250	1,730,891
Ardent Medical Services Inc Term B (Add on) 6.500% due 09/18/15 §	872,792	867,337

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Aveta Holdings LLC
Term MMM
8.500% due 04/14/15 §	$540,191	$536,139
Term NAMM
8.500% due 04/14/15 §	540,191	536,139
Bausch & Lomb Inc
3.767% due 04/24/15 §	3,962,576	3,880,848
(Delayed Draw Term Loan)
3.546% due 04/24/15 §	966,996	947,052
Biomet Inc Term B 3.473% due 03/25/15 §	10,812,688	10,552,027
Capsugel Holdings US Inc 5.250% due 08/01/18 §	1,670,813	1,675,825
CareStream Health Inc Term B 5.000% due 02/25/17 §	1,910,281	1,731,193
Community Health Systems Inc
(Non Extended Delayed Draw)
2.546% due 07/25/14 §	487,846	474,517
(Non Extended)
2.757% due 07/25/14 §	9,500,731	9,241,162
Term B (Extended)
3.965% due 01/25/17 §	5,757,385	5,582,263
Convatec Inc 5.750% due 12/22/16 §	866,250	861,367
DaVita Inc Term B 4.500% due 10/20/16 §	3,836,250	3,838,168
DJO Finance LLC Term B 3.296% due 05/20/14 §	4,148,957	3,990,778
Drumm Investors LLC 5.000% due 05/04/18 §	997,434	872,256
Emergency Medical Services Corp 5.250% due 05/25/18 §	994,987	973,015
Endo Pharmaceuticals Holdings Inc Term B 4.000% due 6/18/18 §	1,205,188	1,207,297
Fresenius U.S. Finance I Inc
Term D1
3.500% due 09/10/14 §	1,149,381	1,147,944
Term D2
3.500% due 09/10/14 §	801,987	800,985
Grifols Inc Term B 6.000% due 06/01/17 §	2,786,000	2,783,390
Hanger Orthopedic Group Inc Term C 4.010% due 12/01/16 §	1,858,731	1,798,322
HCA Inc
Term B2 (Extended)
3.829% due 03/31/17 §	3,000,000	2,853,750
Term B3 (Extended)
3.546% due 05/01/18 §	10,397,103	9,853,417
Health Management Associates Inc Term B 4.500% due 11/16/18 §	2,450,000	2,441,413
Iasis Healthcare LLC 5.000% due 05/03/18 §	2,109,063	2,040,518
Immucor Inc Term B 7.250% due 08/17/18 §	922,688	929,223
IMS Health Inc Term B 4.500% due 08/25/17 §	5,649,343	5,642,282
inVentiv Health Inc
(Combined)
6.500% due 08/04/16 §	4,307,878	4,135,563
Term B3 (Incremental)
6.750% due 05/15/18 §	1,662,438	1,595,940
Kindred Healthcare Inc 5.250% due 06/01/18 §	2,338,250	2,184,316
Kinetic Concepts Inc Term B 7.000% due 05/04/18 §	5,925,000	5,985,879
MedAssets Inc 5.250% due 11/16/16 §	1,116,293	1,114,200
Medpace Inc 6.500% due 06/16/17 §	1,119,375	1,063,406
Multiplan Inc Term B 4.750% due 08/26/17 §	6,022,416	5,758,935
Pharmaceutical Product Development Inc Term B 6.250% due 12/05/18 §	2,550,000	2,546,813
Prime Healthcare Services Inc Term B 7.250% due 04/22/15 §	2,193,771	2,116,989
Quintiles Transnational Corp Term B 5.000% due 06/08/18 §	5,472,500	5,388,032
Renal Advantage Holdings Inc Term B 5.750% due 12/16/16 §	965,250	965,853
Res-Care Inc Term B 7.250% due 12/22/16 §	1,089,000	1,045,440
RPI Finance Trust Tranche 2 4.000% due 05/09/18 §	4,552,125	4,527,944
Select Medical Corp Term B 5.501% due 05/25/18 §	3,781,000	3,617,158
The TriZetto Group Inc Term B 4.750% due 05/02/18 §	1,840,750	1,813,906
Universal Health Services Inc Term B 3.750% due 11/15/16 §	2,576,047	2,575,068
Vanguard Health Holding Co II LLC Term B 5.000% due 01/29/16 §	5,462,634	5,369,316
Warner Chilcott Co LLC
Term A
3.750% due 03/17/16 §	694,000	690,205
Term B2
4.250% due 03/15/18 §	1,242,043	1,228,846
Warner Chilcott Corp Term B1 4.250% due 03/15/18 §	2,484,086	2,457,692
WC Luxco SARL Term B3 4.250% due 03/15/18 §	1,707,809	1,689,663

		143,080,545

Industrials - 9.4%

Alliant Holdings I Inc
(Incremental Term Loan)
8.000% due 08/21/14 §	2,085,401	2,077,581
Term B
3.579% due 08/21/14 §	1,680,591	1,639,976
Alpha D2 Ltd
(2nd Lien)
3.796% due 06/30/14 §	2,000,000	1,870,000
Term B
2.421% due 12/31/13 §	2,201,758	2,099,008
Term B2
2.421% due 12/31/13 §	1,513,488	1,442,858
Armstrong World Industries Inc Term B 4.000% due 03/09/18 §	843,625	838,880
BakerCorp International Inc Term B 5.000% due 06/01/18 §	2,069,813	2,052,995
Bombardier Recreational Products Inc 2.899% due 06/28/13 §	4,083,245	4,021,997
Brand Energy & Infrastructure Services Inc 2.874% due 02/07/14 §	3,061,023	2,497,283
Brock Holdings III Inc Term B 6.000% due 03/16/17 §	1,463,938	1,423,679
Colfax Corp Term B due 12/07/18 ¥	1,700,000	1,702,922
DAE Aviation Holdings Inc
Tranche B1
5.430% due 07/31/14 §	2,280,424	2,220,563
Tranche B2
5.430% due 07/31/14 §	2,179,737	2,122,519
Delos Aircraft Inc Term B2 7.000% due 03/17/16 §	2,000,000	2,013,000
Ducommun Inc 5.500% due 06/28/17 §	696,500	686,053
DynCorp International LLC Term B 6.250% due 07/07/16 §	878,467	865,510

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Edwards (Cayman Islands II) Ltd Term B 5.500% due 05/31/16 §	$1,559,250	$1,472,841
Evergreen International Aviation Inc 11.500% due 06/30/15 §	1,160,313	1,047,182
Goodman Global Holdings Inc (1st Lien) 5.750% due 10/28/16 §	2,164,188	2,166,549
Houghton International Inc Term B 6.750% due 01/29/16 §	1,037,623	1,035,677
Husky Injection Molding Systems Ltd Term B 6.500% due 06/29/18 §	995,000	994,585
International Lease Finance Corp Term B1 6.750% due 03/17/15 §	4,000,000	4,024,168
JMC Steel Group Inc 4.750% due 04/03/17 §	868,438	862,467
KAR Auction Services Inc Term B 5.000% due 05/19/17 §	3,655,849	3,614,721
Metaldyne Co LLC Term B 5.250% due 05/18/17 §	1,910,563	1,891,457
Nielsen Finance LLC
Class A
2.276% due 08/09/13 §	2,182,124	2,159,393
Class B
4.026% due 05/02/16 §	12,228,248	11,995,153
Norit NV 6.750% due 07/07/17 §	1,620,938	1,612,833
Pelican Products Inc Term B 5.000% due 03/07/17 §	990,000	982,575
Rexnord Corporation Term B2 2.563% due 07/19/13 §	1,339,736	1,317,965
Sedgwick CMS Holdings Inc 5.000% due 12/30/16 §	1,495,370	1,465,463
Sensata Technologies Finance Co LLC 4.000% due 05/11/18 §	4,502,375	4,468,607
Sensus USA Inc (1st Lien) 4.750% due 05/09/17 §	868,438	866,266
Ship US Bidco Inc Term B2 5.250% due 10/15/17 §	1,000,000	990,000
Swift Transportation Co Inc Term B 6.000% due 12/21/16 §	3,580,368	3,592,302
Synagro Technologies Inc Term B 2.280% due 04/02/14 §	1,766,994	1,518,510
TASC Inc Term B 4.500% due 12/18/15 §	1,837,489	1,835,193
Terex Corp Term B 5.500% due 04/28/17 §	922,688	927,686
The Hertz Corp Term B 3.750% due 03/09/18 §	4,491,063	4,419,017
The Manitowoc Co Inc Term B 4.250% due 11/13/17 §	726,250	718,982
Tomkins LLC Term B 4.250% due 09/29/16 §	2,562,158	2,558,156
TransDigm Inc Term B 4.000% due 02/14/17 §	2,821,500	2,802,102
TriMas Corp Term B 4.250% due 06/21/17 §	1,343,250	1,336,534
U.S. Security Holdings Inc 6.000% due 07/28/17 §	793,162	783,908
VWR Funding Inc 2.796% due 06/30/14 §	4,973,199	4,786,704
Wesco Aircraft Hardware Corp Term B 4.250% due 04/07/17 §	496,463	496,877

		98,318,697

Information Technology - 8.3%

Aeroflex Inc Term B 4.250% due 05/09/18 §	870,625	822,741
Applied Systems Inc (1st Lien) 5.500% due 12/08/16 §	1,831,500	1,796,015
Aspect Software Inc Term B 6.250% due 05/06/16 §	4,483,216	4,466,292
Attachmate Corp Term B 6.500% due 04/27/17 §	2,962,500	2,910,656
Booz Allen Hamilton Inc Term B 4.000% due 08/03/17 §	595,500	596,244
CCC Information Services Inc Term B 5.500% due 11/11/15 §	1,856,250	1,857,024
ClientLogic Corp (Extended) 7.138% due 01/30/17 §	2,102,207	1,972,133
CommScope Inc Term B 5.000% due 01/14/18 §	3,945,188	3,928,748
Datatel Inc Term B due 07/13/18 ¥	1,800,000	1,803,375
Dealer Computer Services Inc Term B 3.750% due 04/20/18 §	4,880,464	4,863,383
DG FastChannel Inc Term B 5.750% due 07/26/18 §	2,089,500	2,058,168
Eagle Parent Inc 5.000% due 05/16/18 §	3,333,250	3,147,145
Fidelity National Information Solutions Inc Term B 4.250% due 07/18/16 §	2,981,318	2,988,011
Freescale Semiconductor Inc Term B (Extended) 4.520% due 12/01/16 §	6,057,497	5,845,485
IAP Worldwide Services Inc (1st Lien) 9.250% due 12/28/12 §	3,867,208	3,673,848
Infor Enterprise Solutions Holdings Inc
(Extended Delayed Draw Term Loan)
6.050% due 07/28/15 §	1,366,651	1,298,318
(Extended Initial Term Loan)
6.050% due 07/28/15 §	2,573,286	2,422,105
Kronos Inc
(2nd Lien) (Extended)
10.579% due 06/08/18 §	1,000,000	992,500
(Incremental Term Loan)
due 12/21/17 ¥	1,075,000	1,050,813
Mercury Payment Systems Canada LLC Term B 6.500% due 07/03/17 §	870,625	870,625
Microsemi Corp Term B 5.750% due 02/02/18 §	2,094,750	2,099,987
NDS Finance Ltd Term B 4.000% due 03/12/18 §	1,712,063	1,669,261
NeuStar Inc Term B 5.000% due 11/08/18 §	1,271,813	1,274,992
NXP BV
Term A2
5.500% due 03/03/17 §	1,346,625	1,308,751
Term B
4.500% due 03/03/17 §	1,989,975	1,897,939
SafeNet Inc Term B 2.796% due 04/12/14 §	448,103	431,299
Serena Software Inc (Extended) 4.538% due 03/10/16 §	2,269,173	2,145,786
SkillSoft Corp
Term B
6.500% due 05/26/17 §	978,386	980,832
Tranche C
6.500% due 05/26/17 §	349,125	349,998
Softlayer Technologies Inc Term B 7.250% due 11/05/16 §	841,500	843,078
Spansion LLC Term B 4.750% due 02/09/15 §	3,203,474	3,179,448
SunGard Data Systems Inc
(Incremental Term Loan)
3.778% due 02/28/14 §	6,400,759	6,338,755
Tranche B
3.997% due 02/26/16 §	7,449,383	7,277,116

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Sunquest Information Systems Inc 6.250% due 12/16/16 §	$970,125	$965,274
The Endurance International Group Inc Term B 7.750% due 12/20/17 §	1,100,000	1,097,250
VeriFone Inc Term B 4.250% due 12/31/18 §	650,000	650,406
Vertafore Inc 5.250% due 07/29/16 §	1,207,804	1,182,642
Web.com Group Inc Term B 7.000% due 10/27/17 §	2,850,000	2,643,375
Wyle Services Corp Term B 5.750% due 03/27/17 §	1,073,889	1,052,412

		86,752,230

Materials - 6.3%

Ashland Inc Term B 3.750% due 08/23/18 §	2,791,500	2,806,111
AZ Chem US Inc (Recap) due 12/22/17 ¥	1,725,000	1,730,391
Berry Plastics Corp Term C 2.278% due 04/03/15 §	3,438,124	3,286,751
BWAY Corp
Term B
4.500% due 02/23/18 §	989,315	977,772
Term C (Canadian Term Loan)
4.500% due 02/23/18 §	91,198	90,134
Consolidated Container Co LLC
2.563% due 03/28/14 §	1,960,329	1,841,484
(2nd Lien)
5.813% due 09/28/14 §	2,000,000	1,700,000
Fairmount Minerals Ltd Term B 5.250% due 03/15/17 §	4,557,250	4,557,250
General Chemical Corp 5.002% due 10/06/15 §	739,530	736,140
Graphic Packaging International Inc Term C 3.136% due 05/16/14 §	5,344,010	5,345,683
Harko CV Term B 5.750% due 08/02/17 §	675,000	673,312
Huntsman International LLC
Term B (Extended)
2.883% due 04/19/17 §	2,063,728	1,981,179
Term B (Non Extended)
1.925% due 04/21/14 §	756,902	736,560
Ineos U.S. Finance LLC
Term B2
7.501% due 12/16/13 §	2,752,266	2,817,633
Term C2
8.001% due 12/16/14 §	2,989,848	3,060,856
MacDermid Inc Term B 2.296% due 04/11/14 §	4,147,165	4,046,078
Momentive Performance Materials Inc Term B (Extended) 3.813% due 05/05/15 §	3,932,736	3,768,053
Momentive Specialty Chemicals Inc
Term C1 (Extended)
4.063% due 05/05/15 §	683,617	660,332
Term C2 (Extended)
4.375% due 05/05/15 §	289,753	279,884
Term C7 (Extended)
4.375% due 05/05/15 §	3,309,877	3,160,949
Noranda Aluminum Acquisition Corp Term B 2.046% due 05/16/14 §	1,169,839	1,158,140
Novelis Inc
3.750% due 03/10/17 §	3,514,500	3,463,540
Term B2 (Incremental)
3.750% due 03/10/17 §	872,813	860,157
Omnova Solutions Inc Term B 5.750% due 05/31/17 §	668,250	658,226
Rockwood Specialties Group Inc Term B 3.500% due 02/09/18 §	2,935,250	2,949,316
Sealed Air Corp Term B 4.750% due 10/03/18 §	839,375	849,343
Solutia Inc Term B 3.500% due 08/01/17 §	2,353,435	2,357,848
Styron SARL LLC Term B 6.000% due 08/02/17 §	2,425,500	2,100,078
SunCoke Energy Inc Term B 4.005% due 07/26/18 §	646,750	638,666
Unifrax Corp 7.000% due 11/28/18 §	500,000	501,250
Univar Inc Term B 5.000% due 06/30/17 §	3,964,962	3,836,101
Walter Energy Inc Term B 4.000% due 04/02/18 §	2,809,165	2,791,900

		66,421,117

Telecommunication Services - 4.5%

Alaska Communications Systems Holdings Inc Term B 5.500% due 10/21/16 §	2,351,250	2,208,216
Cellular South Inc Term B 4.500% due 07/27/17 §	1,094,500	1,089,027
Digicel International
Tranche A
3.125% due 09/30/12 §	833,770	831,686
Tranche A (Add on)
3.125% due 03/30/12 §	4,185,367	4,174,904
Intelsat Jackson Holdings SA Tranche B 5.250% due 04/02/18 §	13,333,000	13,305,227
MetroPCS Wireless Inc Tranche B3 4.063% due 03/16/18 §	7,635,813	7,444,917
nTelos Inc Term B 4.000% due 08/07/15 §	1,217,311	1,205,138
SBA Finance 3.750% due 06/29/18 §	1,218,875	1,213,542
Syniverse Technologies Inc Term B 5.250% due 12/21/17 §	1,881,000	1,883,351
Telesat Canada
Term I
3.300% due 10/31/14 §	904,415	897,254
Term II
3.300% due 10/31/14 §	77,690	77,075
TowerCo Finance LLC Term B 5.250% due 02/02/17 §	868,438	869,523
UPC Financing Partnership
4.750% due 12/29/17 §	500,000	492,188
Term T
3.872% due 12/30/16 §	1,456,978	1,409,627
Term X
3.770% due 12/29/17 §	7,000,000	6,763,750
West Corp Term B4 4.680% due 07/15/16 §	3,914,174	3,899,496

		47,764,921

Utilities - 2.2%

Calpine Corp
4.500% due 04/02/18 §	4,540,688	4,457,443
Term B2
4.500% due 04/02/18 §	1,243,750	1,222,503
Dynegy Holdings Inc
(CoalCo)
9.250% due 08/04/16 §	673,313	692,515
(GasCo)
9.250% due 08/04/16 §	1,221,938	1,231,139
Equipower Resources Holdings LLC Term B 5.750% due 01/26/18 §	674,559	640,831
NRG Energy Inc Term B 4.000% due 07/02/18 §	5,771,000	5,767,393

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Texas Competitive Electric Holdings Co LLC (Extended) 4.776% due 10/10/17 §	$9,414,018	$5,993,595
The AES Corp 4.250% due 06/01/18 §	3,300,063	3,301,610

		23,307,029

Total Senior Loan Notes
(Cost $1,003,711,272)		988,246,069

SHORT-TERM INVESTMENT - 1.8%

Repurchase Agreement - 1.8%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/31/11, repurchase price of $18,713,240; collateralized by Freddie Mac: 0.000% due 06/11/12 and value $19,090,450)	18,713,220	18,713,220

Total Short-Term Investment
(Cost $18,713,220)		18,713,220

TOTAL INVESTMENTS - 99.6%
(Cost $1,062,390,695)		1,048,207,540

OTHER ASSETS & LIABILITIES, NET - 0.4%		4,148,048

NET ASSETS - 100.0%		$1,052,355,588

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	34.5%
Health Care	14.1%
Industrials	9.8%
Consumer Staples	9.1%
Information Technology	8.6%
Materials	6.5%
Financials	5.4%
Telecommunication Services	4.8%
Energy	2.6%
Utilities	2.4%
Short-Term Investment	1.8%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of December 31, 2011, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	1.8%
BBB	4.1%
BB	47.7%
B	39.0%
CCC	1.9%
CC	0.1%
Not Rated	5.4%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Restricted securities as of December 31, 2011 were as follows:

Issuer and			Value as a %
Acquisition Date	Cost	Value	of Net Assets
Euramax Holdings Inc ‘A’ Acq. 06/29/09	$60,302	$284,220	0.0%
Metro-Goldwyn-Mayer Studios Inc Acq. 12/30/10	4,281,792	3,731,706	0.4%

	$4,342,094	$4,015,926	0.4%

(e)	Pursuant to the terms of the following senior loan agreement, the portfolio had an unfunded loan commitment of $153,391 or less than 0.1% of the net assets as of December 31, 2011, which could be extended at the option of the borrower:

	Unfunded Loan		Unrealized
Borrower	Commitment	Value	Depreciation
U.S. Security Holdings Inc (Delayed Draw Term Loan)	$153,391	$153,043	($348)

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$4,015,926	$-	$4,015,926	$-
	Corporate Bonds & Notes	37,232,325	-	37,232,325	-
	Senior Loan Notes	988,246,069	-	988,246,069	-
	Short-Term Investment	18,713,220	-	18,713,220	-
	Unfunded Loan Commitment	153,043	-	153,043	-

	Total	$1,048,360,583	$-	$1,048,360,583	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
PREFERRED STOCKS - 0.1%

Consumer Discretionary - 0.1%

The Goodyear Tire & Rubber Co	20,000	$973,000

Total Preferred Stocks
(Cost $1,000,000)		973,000

EXCHANGE-TRADED FUNDS - 0.4%

iShares iBoxx $ High Yield Corporate Bond Fund	35,000	3,130,050
SPDR Barclays Capital High Yield Bond	48,000	1,845,600

Total Exchange-Traded Funds
(Cost $4,994,667)		4,975,650

	Principal
	Amount
CORPORATE BONDS & NOTES - 89.7%

Consumer Discretionary - 18.5%

Allison Transmission Inc 7.125% due 05/15/19 ~	$3,000,000	2,955,000
American Greetings Corp 7.375% due 12/01/21	2,000,000	2,035,000
ARAMARK Holdings Corp 8.625% due 05/01/16 ~	6,000,000	6,210,000
Beazer Homes USA Inc 8.125% due 06/15/16	2,500,000	1,850,000
Belo Corp 8.000% due 11/15/16	4,000,000	4,360,000
Bresnan Broadband Holdings LLC 8.000% due 12/15/18 ~	2,500,000	2,612,500
Burger King Corp 9.875% due 10/15/18	2,000,000	2,187,500
Cablevision Systems Corp 8.625% due 09/15/17	5,000,000	5,562,500
CCO Holdings LLC
7.000% due 01/15/19	3,500,000	3,666,250
7.250% due 10/30/17	5,000,000	5,293,750
Cedar Fair LP 9.125% due 08/01/18	6,000,000	6,555,000
Cengage Learning Acquisitions Inc
10.500% due 01/15/15 ~	2,000,000	1,445,000
13.250% due 07/15/15 ~	2,500,000	1,618,750
Cequel Communications Holdings I LLC 8.625% due 11/15/17 ~	4,500,000	4,792,500
Chrysler Group LLC
8.000% due 06/15/19 ~	4,000,000	3,680,000
8.250% due 06/15/21 ~	4,000,000	3,660,000
CityCenter Holdings LLC
7.625% due 01/15/16 ~	4,000,000	4,120,000
10.750% due 01/15/17 ~	5,805,708	6,016,165
CKE Restaurants Inc 11.375% due 07/15/18	4,067,000	4,453,365
Clear Channel Communications Inc
5.500% due 12/15/16	6,275,000	2,933,562
9.000% due 03/01/21	1,500,000	1,271,250
11.000% due 08/01/16	4,000,000	2,540,000
Dana Holding Corp 6.750% due 02/15/21	8,000,000	8,240,000
DISH DBS Corp
6.750% due 06/01/21	4,000,000	4,330,000
7.750% due 05/31/15	8,000,000	8,840,000
7.875% due 09/01/19	2,000,000	2,270,000
Fiesta Restaurant Group 8.875% due 08/15/16 ~	3,810,000	3,848,100
Ford Motor Co 7.450% due 07/16/31	3,000,000	3,615,000
Harrah’s Operating Co Inc
6.500% due 06/01/16	2,000,000	950,000
10.000% due 12/15/15	2,000,000	1,550,000
10.000% due 12/15/18	4,000,000	2,760,000
11.250% due 06/01/17	7,000,000	7,463,750
Kabel BW Erste Beteiligungs GmbH (Germany) 7.500% due 03/15/19 ~	2,250,000	2,373,750
Limited Brands Inc 6.625% due 04/01/21	5,000,000	5,325,000
Live Nation Entertainment Inc 8.125% due 05/15/18 ~	3,000,000	3,037,500
MGM MIRAGE
6.625% due 07/15/15	8,000,000	7,640,000
6.750% due 04/01/13	4,000,000	4,045,000
7.500% due 06/01/16	6,000,000	5,775,000
9.000% due 03/15/20	1,500,000	1,668,750
Michaels Stores Inc 11.375% due 11/01/16	5,500,000	5,856,950
Mohegan Tribal Gaming Authority 6.875% due 02/15/15	2,000,000	900,000
Needle Merger Sub Corp 8.125% due 03/15/19 ~	6,000,000	5,745,000
NPC International Inc 10.500% due 01/15/20 ~	3,000,000	3,030,000
Number Merger Sub Inc 11.000% due 12/15/19 ~	3,000,000	3,045,000
Petco Animal Supplies Inc 9.250% due 12/01/18 ~	4,000,000	4,310,000
QVC Inc 7.125% due 04/15/17 ~	3,500,000	3,727,500
Scientific Games Corp 8.125% due 09/15/18	3,000,000	3,090,000
Sears Holdings Corp 6.625% due 10/15/18	4,000,000	3,060,000
Sinclair Television Group Inc
8.375% due 10/15/18	2,000,000	2,075,000
9.250% due 11/01/17 ~	3,000,000	3,285,000
Sirius XM Radio Inc 8.750% due 04/01/15 ~	2,000,000	2,200,000
Standard Pacific Corp
8.375% due 05/15/18	7,000,000	6,685,000
8.375% due 01/15/21	3,000,000	2,838,750
The Goodyear Tire & Rubber Co 8.250% due 08/15/20	5,000,000	5,475,000
The McClatchy Co 11.500% due 02/15/17	3,500,000	3,403,750
The ServiceMaster Co 10.750% due 07/15/15 ~	10,250,000	10,660,000
Toys R Us Property Co II LLC 8.500% due 12/01/17	9,250,000	9,620,000
Travelport LLC 9.875% due 09/01/14	4,000,000	2,400,000
TRW Automotive Inc 8.875% due 12/01/17 ~	3,000,000	3,270,000
Univision Communications Inc 8.500% due 05/15/21 ~	2,500,000	2,287,500
Wynn Las Vegas LLC
7.750% due 08/15/20	4,500,000	5,017,500
7.875% due 11/01/17	4,000,000	4,410,000
XM Satellite Radio Inc 7.625% due 11/01/18 ~	2,000,000	2,110,000

		252,051,892

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Consumer Staples - 4.4%

Del Monte Corp 7.625% due 02/15/19	$7,500,000	$7,237,500
NBTY Inc 9.000% due 10/01/18	5,000,000	5,525,000
New Albertsons Inc 7.450% due 08/01/29	2,000,000	1,570,000
Pilgrim’s Pride Corp 7.875% due 12/15/18	4,000,000	3,780,000
Reynolds Group Issuer Inc
7.125% due 04/15/19 ~	2,500,000	2,556,250
7.875% due 08/15/19 ~	1,500,000	1,575,000
8.250% due 02/15/21 ~	3,000,000	2,670,000
8.750% due 10/15/16 ~	2,000,000	2,115,000
9.000% due 04/15/19 ~	11,250,000	10,743,750
9.250% due 05/15/18 ~	7,500,000	7,218,750
Rite Aid Corp 9.500% due 06/15/17	3,000,000	2,752,500
Smithfield Foods Inc 7.750% due 07/01/17	5,000,000	5,500,000
SUPERVALU Inc 7.500% due 11/15/14	3,000,000	3,067,500
U.S. Foodservice 8.500% due 06/30/19 ~	3,000,000	2,917,500

		59,228,750

Energy - 13.6%

Alpha Natural Resources Inc
6.000% due 06/01/19	3,000,000	2,925,000
6.250% due 06/01/21	2,000,000	1,950,000
Antero Resources Finance Corp
7.250% due 08/01/19 ~	1,750,000	1,802,500
9.375% due 12/01/17	4,000,000	4,340,000
Arch Coal Inc
7.000% due 06/15/19 ~	2,000,000	2,050,000
7.250% due 06/15/21 ~	9,000,000	9,292,500
8.750% due 08/01/16	4,000,000	4,390,000
Basic Energy Services Inc
7.125% due 04/15/16	1,500,000	1,511,250
7.750% due 02/15/19	4,000,000	4,050,000
Bill Barrett Corp 7.625% due 10/01/19	3,000,000	3,150,000
Chaparral Energy Inc
8.250% due 09/01/21	3,000,000	3,052,500
8.875% due 02/01/17	2,000,000	2,080,000
Chesapeake Energy Corp
6.625% due 08/15/20	4,123,000	4,442,532
9.500% due 02/15/15	3,128,000	3,597,200
Chesapeake Oilfield Operating LLC 6.625% due 11/15/19 ~	1,000,000	1,045,000
Cloud Peak Energy Resources LLC 8.250% due 12/15/17	3,000,000	3,210,000
Concho Resources Inc 7.000% due 01/15/21	3,990,000	4,304,212
Connacher Oil and Gas Ltd (Canada) 8.500% due 08/01/19 ~	2,500,000	2,275,000
CONSOL Energy Inc
8.000% due 04/01/17	4,000,000	4,400,000
8.250% due 04/01/20	2,000,000	2,220,000
Crosstex Energy LP 8.875% due 02/15/18	7,500,000	8,231,250
Denbury Resources Inc 9.750% due 03/01/16	3,000,000	3,322,500
EV Energy Partners LP 8.000% due 04/15/19	4,000,000	4,090,000
EXCO Resources Inc 7.500% due 09/15/18	4,500,000	4,275,000
Expro Finance Luxembourg SCA (Luxembourg) 8.500% due 12/15/16 ~	2,000,000	1,770,000
Exterran Holdings Inc 7.250% due 12/01/18	2,000,000	1,910,000
Forest Oil Corp 7.250% due 06/15/19	5,000,000	5,125,000
Hilcorp Energy I LP
7.625% due 04/15/21 ~	2,000,000	2,105,000
8.000% due 02/15/20 ~	4,000,000	4,300,000
Inergy LP
6.875% due 08/01/21	1,465,000	1,479,650
7.000% due 10/01/18	1,500,000	1,530,000
Key Energy Services Inc 6.750% due 03/01/21	4,744,000	4,767,720
Linn Energy LLC 7.750% due 02/01/21	5,500,000	5,747,500
MarkWest Energy Partners LP 6.250% due 06/15/22	3,000,000	3,150,000
MEG Energy Corp (Canada) 6.500% due 03/15/21 ~	4,500,000	4,623,750
Newfield Exploration Co 5.750% due 01/30/22	3,000,000	3,255,000
Oasis Petroleum Inc
6.500% due 11/01/21	2,000,000	1,995,000
7.250% due 02/01/19	2,500,000	2,600,000
OGX Petroleo e Gas Participacoes SA (Brazil) 8.500% due 06/01/18 ~	4,500,000	4,455,000
Peabody Energy Corp
6.000% due 11/15/18 ~	2,120,000	2,173,000
6.250% due 11/15/21 ~	4,000,000	4,160,000
Petroplus Finance Ltd (Bermuda) 6.750% due 05/01/14 ~	2,000,000	1,220,000
Plains Exploration & Production Co
6.750% due 02/01/22	3,000,000	3,157,500
8.625% due 10/15/19	5,000,000	5,518,750
Range Resources Corp 7.500% due 10/01/17	3,000,000	3,202,500
Regency Energy Partners LP 6.875% due 12/01/18	3,875,000	4,136,563
Sabine Pass LNG LP
7.250% due 11/30/13	2,000,000	2,030,000
7.500% due 11/30/16	6,500,000	6,565,000
SandRidge Energy Inc
7.500% due 03/15/21	2,000,000	1,995,000
8.000% due 06/01/18 ~	2,000,000	2,030,000
SESI LLC
6.375% due 05/01/19	6,500,000	6,646,250
7.125% due 12/15/21 ~	2,000,000	2,105,000
Venoco Inc 11.500% due 10/01/17	3,000,000	3,045,000
WPX Energy Inc 6.000% due 01/15/22 ~	3,000,000	3,086,250

		185,890,877

Financials - 11.2%

Ally Financial Inc
4.500% due 02/11/14	3,000,000	2,902,500
6.250% due 12/01/17	4,000,000	3,874,332
7.500% due 09/15/20	3,000,000	3,041,250
8.300% due 02/12/15	6,500,000	6,873,750
American General Finance Corp 5.400% due 12/01/15	3,000,000	2,197,500
American International Group Inc 8.175% due 05/15/68 §	5,000,000	4,500,000
Bank of America Corp 8.000% § ±	4,500,000	4,034,124
CB Richard Ellis Services Inc 6.625% due 10/15/20	4,500,000	4,635,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
CIT Group Inc
7.000% due 05/01/15	$8,959,213	$8,988,330
7.000% due 05/01/16	10,848,689	10,862,250
7.000% due 05/01/17	8,988,165	8,999,400
CNH Capital LLC 6.250% due 11/01/16 ~	4,422,000	4,576,770
Fibria Overseas Finance Ltd (Cayman)
6.750% due 03/03/21 ~	1,500,000	1,383,750
7.500% due 05/04/20 ~	2,500,000	2,456,250
First Data Corp
11.250% due 03/31/16	2,000,000	1,670,000
12.625% due 01/15/21	9,259,000	8,101,625
Ford Motor Credit Co LLC
5.000% due 05/15/18	3,500,000	3,516,877
5.875% due 08/02/21	4,500,000	4,696,808
7.000% due 10/01/13	2,000,000	2,125,942
8.000% due 06/01/14	3,000,000	3,267,561
8.700% due 10/01/14	9,000,000	10,073,178
General Motors Financial Co Inc 6.750% due 06/01/18 ~	3,000,000	3,075,000
Host Hotels & Resorts LP
6.000% due 11/01/20	6,250,000	6,421,875
6.375% due 03/15/15	6,261,000	6,401,873
Liberty Mutual Group Inc
7.800% due 03/07/87 ~	7,500,000	6,750,000
10.750% due 06/15/88 § ~	3,000,000	3,795,000
Lloyds Banking Group PLC (United Kingdom) 6.413% § ± ~	3,000,000	1,665,000
Nuveen Investments Inc 10.500% due 11/15/15	7,950,000	7,930,125
RBS Capital Trust I 4.709% § ±	3,716,000	1,992,705
RBS Capital Trust II 6.425% § ±	3,000,000	1,575,000
Realogy Corp
7.875% due 02/15/19 ~	1,400,000	1,225,000
12.375% due 04/15/15	3,500,000	2,817,500
Regions Bank 6.450% due 06/26/37	2,000,000	1,675,000
SL Green Realty Corp 7.750% due 03/15/20	3,000,000	3,294,303
Springleaf Finance Corp 6.900% due 12/15/17	2,000,000	1,450,000

		152,845,578

Health Care - 7.4%

American Renal Associates Holdings Inc 9.750% due 03/01/16	2,103,250	2,150,573
American Renal Holdings Co Inc 8.375% due 05/15/18	2,545,000	2,684,975
Apria Healthcare Group Inc 11.250% due 11/01/14	3,000,000	3,112,500
Bausch & Lomb Inc 9.875% due 11/01/15	2,000,000	2,110,000
Biomet Inc 10.375% due 10/15/17	9,000,000	9,787,500
CHS/Community Health Systems Inc
8.000% due 11/15/19 ~	2,500,000	2,531,250
8.875% due 07/15/15	4,108,000	4,251,780
ConvaTec Healthcare E SA (Luxembourg) 10.500% due 12/15/18 ~	4,000,000	3,590,000
DaVita Inc 6.375% due 11/01/18	4,000,000	4,105,000
DJO Finance LLC
7.750% due 04/15/18	1,750,000	1,351,875
9.750% due 10/15/17	2,000,000	1,565,000
Emergency Medical Services Corp 8.125% due 06/01/19	3,000,000	3,007,500
Endo Pharmaceuticals Holdings Inc 7.000% due 07/15/19	3,000,000	3,210,000
Grifols Inc 8.250% due 02/01/18	3,750,000	3,956,250
HCA Holdings Inc 7.750% due 05/15/21	4,000,000	4,090,000
HCA Inc
7.250% due 09/15/20	8,415,000	8,919,900
8.500% due 04/15/19	2,500,000	2,750,000
Iasis Healthcare LLC 8.375% due 05/15/19	3,000,000	2,632,500
Jaguar Holding Co II 9.500% due 12/01/19 ~	2,250,000	2,373,750
Multiplan Inc 9.875% due 09/01/18 ~	3,500,000	3,657,500
Mylan Inc 7.625% due 07/15/17 ~	4,000,000	4,385,000
Phibro Animal Health Corp 9.250% due 07/01/18 ~	3,000,000	2,617,500
Tenet Healthcare Corp
6.250% due 11/01/18 ~	2,000,000	2,040,000
8.000% due 08/01/20	5,750,000	5,785,938
9.250% due 02/01/15	3,000,000	3,168,750
Valeant Pharmaceuticals International Inc 6.750% due 10/01/17 ~	4,000,000	4,015,000
Vanguard Health Holding Co II LLC 8.000% due 02/01/18	4,000,000	3,990,000
Warner Chilcott Co LLC 7.750% due 09/15/18	3,000,000	3,078,750

		100,918,791

Industrials - 9.4%

Air Canada (Canada) 9.250% due 08/01/15 ~	7,000,000	6,160,000
Avis Budget Car Rental LLC
8.250% due 01/15/19	8,000,000	7,980,000
9.625% due 03/15/18	2,500,000	2,600,000
AWAS Aviation Capital Ltd (Ireland) 7.000% due 10/17/16 ~	6,147,200	6,177,936
BE Aerospace Inc 6.875% due 10/01/20	4,000,000	4,380,000
Bombardier Inc (Canada) 7.750% due 03/15/20 ~	4,000,000	4,380,000
Ceridian Corp 11.250% due 11/15/15	3,000,000	2,355,000
Delta Air Lines Inc
9.500% due 09/15/14 ~	2,531,000	2,619,585
12.250% due 03/15/15 ~	1,000,000	1,050,000
FTI Consulting Inc
6.750% due 10/01/20	2,000,000	2,075,000
7.750% due 10/01/16	3,775,000	3,926,000
Huntington Ingalls Industries Inc 7.125% due 03/15/21 ~	2,875,000	2,831,875
International Lease Finance Corp
5.650% due 06/01/14	12,288,000	11,796,480
5.875% due 05/01/13	3,113,000	3,081,870
6.250% due 05/15/19	6,500,000	6,011,525
6.750% due 09/01/16 ~	3,000,000	3,090,000
JMC Steel Group 8.250% due 03/15/18 ~	4,500,000	4,410,000
Masco Corp 7.750% due 08/01/29	3,000,000	2,915,286
Navios Martime Holdings Inc
8.125% due 02/15/19	3,300,000	2,475,000
8.875% due 11/01/17	3,000,000	2,872,500
Navios South American Logistics Inc 9.250% due 04/15/19 ~	1,000,000	805,000
Nortek Inc 8.500% due 04/15/21 ~	4,000,000	3,400,000
RailAmerica Inc 9.250% due 07/01/17	5,006,000	5,494,085

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
RSC Equipment Rental Inc 8.250% due 02/01/21	$4,000,000	$4,070,000
The Hertz Corp 7.500% due 10/15/18	4,500,000	4,725,000
The Manitowoc Co Inc 9.500% due 02/15/18	3,900,000	4,173,000
TransDigm Group Inc 7.750% due 12/15/18	4,470,000	4,827,600
United Rentals North America Inc
8.375% due 09/15/20	7,750,000	7,595,000
9.250% due 12/15/19	2,000,000	2,105,000
US Airways 2011-1 Class A Pass-Through Trust 7.125% due 04/22/25	6,000,000	5,726,250
USG Corp 9.750% due 08/01/14 ~	2,000,000	2,020,000

		128,128,992

Information Technology - 3.3%

Advanced Micro Devices Inc 7.750% due 08/01/20	3,000,000	3,097,500
Alion Science & Technology Corp 10.250% due 02/01/15	4,500,000	2,385,000
CDW LLC
8.000% due 12/15/18	2,000,000	2,095,000
8.500% due 04/01/19	7,000,000	7,087,500
CommScope Inc 8.250% due 01/15/19 ~	2,750,000	2,763,750
EH Holding Corp 7.625% due 06/15/21 ~	5,000,000	5,275,000
Freescale Semiconductor Inc
8.050% due 02/01/20	4,500,000	4,252,500
9.250% due 04/15/18 ~	2,000,000	2,147,500
NXP BV (Netherlands) 9.500% due 10/15/15	4,500,000	4,747,500
SunGard Data Systems Inc
7.375% due 11/15/18	3,000,000	3,086,250
10.250% due 08/15/15	4,500,000	4,685,625
Unisys Corp 12.500% due 01/15/16	3,000,000	3,217,500

		44,840,625

Materials - 9.4%

American Rock Salt Co LLC 8.250% due 05/01/18 ~	3,000,000	2,895,000
Aperam (Luxembourg) 7.375% due 04/01/16 ~	4,000,000	3,440,000
ARD Finance SA (Luxembourg) 11.125% due 06/01/18 ~	2,119,284	1,822,584
Ardagh Packaging Finance PLC (Ireland) 9.125% due 10/15/20 ~	4,725,000	4,701,375
Associated Materials LLC 9.125% due 11/01/17	3,000,000	2,632,500
Ball Corp 7.125% due 09/01/16	5,000,000	5,462,500
Berry Plastics Corp
9.500% due 05/15/18	7,500,000	7,575,000
9.750% due 01/15/21	3,000,000	3,007,500
10.250% due 03/01/16	4,500,000	4,365,000
Boise Paper Holdings LLC
8.000% due 04/01/20	2,500,000	2,656,250
9.000% due 11/01/17	4,000,000	4,320,000
Building Materials Corp of America
6.750% due 05/01/21 ~	2,500,000	2,631,250
6.875% due 08/15/18 ~	3,000,000	3,165,000
BWAY Parent Co Inc 10.125% due 11/01/15	2,226,597	2,170,932
FMG Resources August 2006 Property Ltd (Australia)
6.875% due 02/01/18 ~	8,250,000	7,940,625
7.000% due 11/01/15 ~	12,500,000	12,687,500
8.250% due 11/01/19 ~	4,000,000	4,090,000
Hexion U.S. Finance Corp
8.875% due 02/01/18	3,500,000	3,298,750
9.000% due 11/15/20	4,500,000	3,735,000
Huntsman International LLC 5.500% due 06/30/16	4,000,000	3,940,000
Longview Fibre Paper & Packaging Inc 8.000% due 06/01/16 ~	3,750,000	3,768,750
Lyondell Chemical Co 11.000% due 05/01/18	2,994,594	3,286,567
LyondellBasell Industries NV (Netherlands) 6.000% due 11/15/21 ~	1,300,000	1,355,250
Momentive Performance Materials Inc
9.000% due 01/15/21	3,500,000	2,677,500
11.500% due 12/01/16	1,500,000	1,125,000
Nova Chemicals Corp (Canada) 8.375% due 11/01/16	3,040,000	3,328,800
Novelis Inc (Canada)
8.375% due 12/15/17	4,000,000	4,270,000
8.750% due 12/15/20	2,000,000	2,155,000
Ryerson Holding Corp 0.000% due 02/01/15	5,000,000	2,250,000
Ryerson Inc 12.000% due 11/01/15	3,000,000	3,045,000
Sealed Air Corp 8.375% due 09/15/21 ~	5,000,000	5,550,000
Steel Dynamics Inc
6.750% due 04/01/15	2,000,000	2,055,000
7.625% due 03/15/20	3,500,000	3,710,000
Texas Industries Inc 9.250% due 08/15/20	2,500,000	2,250,000

		127,363,633

Telecommunication Services - 7.9%

Avaya Inc 7.000% due 04/01/19 ~	6,000,000	5,850,000
Cincinnati Bell Inc
8.375% due 10/15/20	2,000,000	2,000,000
8.750% due 03/15/18	2,000,000	1,867,500
Clearwire Communications LLC
12.000% due 12/01/15 ~	3,500,000	3,368,750
12.000% due 12/01/17 ~	2,000,000	1,675,000
Cricket Communications Inc
7.750% due 05/15/16	3,000,000	3,112,500
7.750% due 10/15/20	7,500,000	6,581,250
Digicel Group Ltd (Bermuda) 8.875% due 01/15/15 ~	1,500,000	1,485,000
Digicel Ltd (Bermuda)
8.250% due 09/01/17 ~	2,000,000	2,030,000
12.000% due 04/01/14 ~	2,500,000	2,812,500
Frontier Communications Corp
6.625% due 03/15/15	2,500,000	2,487,500
8.250% due 04/15/17	9,500,000	9,761,250
8.500% due 04/15/20	2,000,000	2,057,500
Intelsat Jackson Holdings SA (Luxembourg) 7.250% due 10/15/20	1,000,000	1,017,500
Intelsat Luxembourg SA (Luxembourg)
11.250% due 02/04/17	7,500,000	7,275,000
11.500% due 02/04/17	17,704,101	17,128,718
Level 3 Communications Inc 11.875% due 02/01/19	2,000,000	2,140,000
Level 3 Financing Inc 9.250% due 11/01/14	3,437,000	3,531,517
MetroPCS Wireless Inc 7.875% due 09/01/18	3,000,000	3,056,250
Pacnet Ltd (Bermuda) 9.250% due 11/09/15 ~	2,000,000	1,790,000
Qwest Corp 6.750% due 12/01/21	5,000,000	5,462,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Sprint Capital Corp 6.875% due 11/15/28	$6,000,000	$4,312,500
Sprint Nextel Corp
6.000% due 12/01/16	6,500,000	5,427,500
9.000% due 11/15/18 ~	3,000,000	3,157,500
UPCB Finance III Ltd (Cayman) 6.625% due 07/01/20 ~	2,750,000	2,722,500
UPCB Finance V Ltd (Cayman) 7.250% due 11/15/21 ~	2,000,000	2,035,000
Windstream Corp 7.500% due 06/01/22 ~	4,000,000	4,000,000

		108,145,235

Utilities - 4.6%

Calpine Corp
7.250% due 10/15/17 ~	7,250,000	7,648,750
7.500% due 02/15/21 ~	5,250,000	5,643,750
7.875% due 01/15/23 ~	3,250,000	3,510,000
Dynegy Holdings Inc 7.500% due 06/01/15 Ψ	2,000,000	1,260,000
Edison Mission Energy
7.200% due 05/15/19	4,000,000	2,520,000
7.750% due 06/15/16	2,000,000	1,470,000
GenOn Energy Inc 9.875% due 10/15/20	6,000,000	6,120,000
Ipalco Enterprises Inc 7.250% due 04/01/16 ~	2,450,000	2,658,250
Mirant Americas Generation LLC 9.125% due 05/01/31	2,000,000	1,820,000
NRG Energy Inc
7.625% due 01/15/18	2,000,000	2,010,000
7.875% due 05/15/21 ~	2,000,000	1,960,000
RRI Energy Inc 7.875% due 06/15/17	2,000,000	1,940,000
Texas Competitive Electric Holdings Co LLC
10.250% due 11/01/15	6,059,000	2,181,240
15.000% due 04/01/21	2,000,000	1,110,000
The AES Corp
7.375% due 07/01/21 ~	2,000,000	2,165,000
7.750% due 03/01/14	9,000,000	9,765,000
9.750% due 04/15/16	2,500,000	2,875,000
Wind Acquisition Finance SA (Luxembourg) 7.250% due 02/15/18 ~	2,500,000	2,281,250
Wind Acquisition Holdings Finance SA (Luxembourg) 12.250% due 07/15/17 ~	5,470,531	4,034,517

		62,972,757

Total Corporate Bonds & Notes
(Cost $1,231,009,735)		1,222,387,130

CONVERTIBLE CORPORATE BONDS & NOTES - 0.6%

Energy - 0.2%

Peabody Energy Corp
4.750% due 12/15/66	3,000,000	3,075,000

Industrials - 0.2%

Greenbrier Cos Inc
3.500% due 04/01/18 ~	3,500,000	3,408,125

Telecommunication Services - 0.2%

Clearwire Communications LLC
8.250% due 12/01/40 ~	3,500,000	2,257,500

Total Convertible Corporate Bonds & Notes
(Cost $9,808,816)		8,740,625

SENIOR LOAN NOTES - 2.2%

Consumer Discretionary - 0.9%

Chrysler Group LLC 6.000% due 05/24/17 §	3,984,987	3,780,757
Clear Channel Communications Inc Term B 3.946% due 01/28/16 §	3,000,000	2,225,832
Newsday LLC 10.500% due 08/01/13	2,500,000	2,587,500
The Neiman Marcus Group Inc 4.750% due 05/16/18 §	2,000,000	1,934,584
Univision Communications Inc (Initial Term Loan) 2.296% due 09/29/14 §	2,213,295	2,118,923

		12,647,596

Consumer Staples - 0.2%

Sprouts Farmers Markets Holdings LLC
6.500% due 04/18/18 §	3,486,219	3,396,884

Financials - 0.6%

First Data Corp Term B1 3.025% due 09/24/14 §	4,588,985	4,156,216
Nuveen Investments Inc (1st Lien) 3.502% due 11/13/14 §	4,000,000	3,824,000

		7,980,216

Telecommunication Services - 0.3%

Intelsat Jackson Holdings SA Tranche B
5.250% due 04/02/18 §	3,989,975	3,981,664

Utilities - 0.2%

Texas Competitive Electric Holdings Co LLC
(Extended)
4.776% due 10/10/17 §	3,797,685	2,417,861

Total Senior Loan Notes
(Cost $31,522,504)		30,424,221

SHORT-TERM INVESTMENT - 5.3%

Repurchase Agreement - 5.3%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $72,615,522; collateralized by Freddie Mac: 0.000% due 06/11/12 and value $74,067,948)	72,615,441	72,615,441

Total Short-Term Investment
(Cost $72,615,441)		72,615,441

TOTAL INVESTMENTS - 98.3%
(Cost $1,350,951,163)		1,340,116,067

OTHER ASSETS & LIABILITIES, NET - 1.7%		23,456,334

NET ASSETS - 100.0%		$1,363,572,401

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	19.5%
Energy	13.8%
Financials	11.8%
Industrials	9.6%
Materials	9.4%
Telecommunication Services	8.4%
Health Care	7.4%
Short-Term Investment	5.3%
Utilities	4.8%
Consumer Staples	4.6%
Information Technology	3.3%
Exchange-Traded Funds	0.4%

98.3%
Other Assets & Liabilities, Net	1.7%

100.0%

(b)	As of December 31, 2011, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	5.4%
BBB	5.1%
BB	30.4%
B	41.6%
CCC	9.0%
CC	4.7%
C	1.0%
D	0.2%
Not Rated	2.6%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $1,260,000 or 0.1% of the net assets were in default as of December 31, 2011.

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$973,000	$973,000	$-	$-
	Exchange-Traded Funds	4,975,650	4,975,650	-	-
	Corporate Bonds & Notes	1,222,387,130	-	1,222,387,130	-
	Convertible Corporate Bonds & Notes	8,740,625	-	8,740,625	-
	Senior Loan Notes	30,424,221	-	30,424,221	-
	Short-Term Investment	72,615,441	-	72,615,441	-

	Total	$1,340,116,067	$5,948,650	$1,334,167,417	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%

Financials - 0.1%

Wells Fargo & Co 7.500%	3,200	$3,406,400

Total Convertible Preferred Stocks
(Cost $3,200,000)		3,406,400

	Principal
	Amount
CORPORATE BONDS & NOTES - 32.8%

Consumer Discretionary - 0.9%

Centex Corp 5.700% due 05/15/14	$3,500,000	3,456,250
DISH DBS Corp 7.000% due 10/01/13	9,000,000	9,652,500
Limited Brands Inc 6.900% due 07/15/17	1,000,000	1,082,500
Macy’s Retail Holdings Inc
5.875% due 01/15/13	2,000,000	2,059,694
7.450% due 07/15/17	400,000	467,684
Starwood Hotels & Resorts Worldwide Inc
6.250% due 02/15/13	3,000,000	3,112,500
6.750% due 05/15/18	3,900,000	4,426,500
Videotron Ltee (Canada) 6.875% due 01/15/14	2,309,000	2,326,317

		26,583,945

Consumer Staples - 0.6%

Cadbury Schweppes US Finance LLC 5.125% due 10/01/13 ~	6,200,000	6,610,514
UST Inc 6.625% due 07/15/12	8,900,000	9,156,552

		15,767,066

Energy - 1.5%

Gaz Capital SA (Luxembourg)
5.092% due 11/29/15 ~	3,700,000	3,761,790
7.343% due 04/11/13 ~	1,200,000	1,261,500
Petrobras International Finance Co (Cayman) 3.875% due 01/27/16	23,100,000	23,917,832
Petroleos Mexicanos (Mexico) 5.500% due 01/21/21	3,700,000	4,033,000
TransCapitalInvest Ltd for OJSC AK Transneft (Ireland) 7.700% due 08/07/13 ~	7,500,000	8,086,620

		41,060,742

Financials - 27.8%

Ally Financial Inc
3.649% due 02/11/14 §	13,000,000	12,351,690
3.963% due 06/20/14 §	11,700,000	10,999,872
8.300% due 02/12/15	300,000	317,250
American International Group Inc
0.306% due 04/03/12 §	JPY 370,000,000	4,744,956
5.600% due 10/18/16	$800,000	772,030
6.765% due 11/15/17 ~	GBP 682,000	1,003,258
8.175% due 05/15/68 §	$7,900,000	7,110,000
8.250% due 08/15/18	4,900,000	5,198,562
8.625% due 05/22/68 § ~	GBP 650,000	817,654
ANZ National International Ltd (New Zealand) 0.919% due 08/19/14 § ~	$10,000,000	10,054,740
Banco Mercantil del Norte SA (Mexico) 4.375% due 07/19/15 ~	1,200,000	1,216,500
Banco Santander Brazil SA (Brazil) 4.500% due 04/06/15 ~	2,000,000	1,950,000
Bank of America Corp 1.148% due 06/11/12 §	GBP 2,500,000	3,820,252
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	$9,100,000	8,815,625
BPCE SA (France) 2.375% due 10/04/13 ~	9,862,000	9,555,874
CIT Group Inc
7.000% due 05/01/15	160,161	160,681
7.000% due 05/01/16	266,936	267,270
7.000% due 05/01/17	373,711	374,178
Citigroup Inc
1.307% due 02/15/13 §	21,100,000	20,713,575
2.453% due 08/13/13 §	7,912,000	7,769,481
5.300% due 10/17/12	33,100,000	33,645,322
6.000% due 12/13/13	5,600,000	5,798,145
6.400% due 03/27/13	EUR 5,000,000	6,647,380
Commonwealth Bank of Australia (Australia)
0.814% due 07/12/13 § ~	$69,400,000	69,398,890
0.839% due 09/17/14 § ~	8,100,000	8,106,205
1.074% due 06/25/14 § ~	18,500,000	18,609,890
Countrywide Financial Corp
0.875% due 05/07/12 §	4,000,000	3,938,008
5.800% due 06/07/12	13,612,000	13,642,518
Dexia Credit Local SA (France) 0.908% due 04/29/14 § ~	68,400,000	62,094,751
Dexia Credit Local SA ‘NY’ (France) 0.927% due 03/05/13 § ~	9,450,000	8,948,394
Ford Motor Credit Co LLC
7.000% due 10/01/13	1,100,000	1,169,268
7.800% due 06/01/12	2,200,000	2,247,115
HCP Inc 6.700% due 01/30/18	3,000,000	3,338,232
HSBC Finance Corp 1.807% due 04/05/13 §	EUR 600,000	751,270
Hyundai Capital Services Inc (South Korea) 4.375% due 07/27/16 ~	$5,300,000	5,411,925
ICICI Bank Ltd (India) 2.256% due 02/24/14 § ~	1,300,000	1,235,147
ING Bank Australia Ltd (Australia) 5.150% due 06/24/14 §	AUD 2,000,000	2,067,372
ING Bank NV (Netherlands) 1.725% due 10/18/13 § ~	$15,700,000	15,250,854
LeasePlan Corp NV (Netherlands) 3.000% due 05/07/12 ~	23,260,000	23,439,753
Lehman Brothers Holdings Inc
2.520% due 11/24/08 Ψ	900,000	234,000
2.851% due 12/23/08 § Ψ	3,600,000	936,000
5.259% due 06/12/13 § Ψ	EUR 4,210,000	1,498,418
6.200% due 09/26/14 Ψ	$1,900,000	510,625
6.875% due 05/02/18 Ψ	7,000,000	1,890,000
7.000% due 09/27/27 Ψ	1,700,000	444,125
Liberty Mutual Group Inc 5.750% due 03/15/14 ~	3,600,000	3,756,622
Macquarie Bank Ltd (Australia) 2.600% due 01/20/12 ~	2,320,000	2,320,044
Marsh & McLennan Cos Inc 5.750% due 09/15/15	1,092,000	1,210,555
Merrill Lynch & Co Inc
0.757% due 06/05/12 §	3,000,000	2,943,138
1.201% due 02/21/12 §	GBP 700,000	1,082,143
1.639% due 02/16/12 §	EUR 5,000,000	6,449,425
1.751% due 08/09/13 §	2,900,000	3,456,393
1.850% due 01/31/14 §	1,500,000	1,711,171
2.154% due 09/27/12 §	2,000,000	2,509,207
5.450% due 02/05/13	$9,000,000	9,068,553
6.050% due 08/15/12	8,000,000	8,116,944

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Morgan Stanley
0.691% due 01/09/14 §	$3,200,000	$2,896,653
1.775% due 11/29/13 §	EUR 900,000	1,069,646
1.807% due 03/01/13 §	600,000	737,216
2.016% due 01/24/14 §	$3,400,000	3,131,329
2.953% due 05/14/13 §	29,656,000	28,487,613
National Australia Bank Ltd (Australia) 0.891% due 07/08/14 § ~	125,700,000	126,256,977
Santander US Debt SA Unipersonal (Spain) 1.379% due 03/30/12 § ~	41,700,000	41,628,443
SLM Corp
5.368% due 03/15/12 §	223,000	223,359
5.868% due 03/17/14 §	1,535,000	1,451,035
5.918% due 02/01/14 §	1,055,000	1,001,944
5.988% due 01/31/14 §	2,472,000	2,339,970
5.993% due 11/21/13 §	300,000	291,927
6.318% due 12/15/13 §	200,000	193,780
8.450% due 06/15/18	2,912,000	3,013,920
The Goldman Sachs Group Inc
1.020% due 03/22/16 §	18,500,000	15,984,721
1.762% due 11/15/14 §	EUR 7,500,000	8,639,481
The Royal Bank of Scotland Group PLC (United Kingdom)
1.316% due 04/23/12 §	$1,800,000	1,802,893
1.778% due 10/15/12 §	4,200,000	4,200,294
2.625% due 05/11/12 ~	23,000,000	23,150,995
2.915% due 08/23/13 §	8,300,000	7,983,114
The Toronto Dominion Bank (Canada) 1.625% due 09/14/16 ~	200,000	197,634
UBS AG (Switzerland) 2.250% due 08/12/13	30,000,000	29,747,910
Vita Capital III Ltd (Cayman) 1.492% due 01/01/12 § ~ Δ	2,400,000	2,400,000
Westpac Banking Corp (Australia) 3.585% due 08/14/14 ~	12,300,000	13,123,288
Westpac Securities NZ Ltd (New Zealand) 2.500% due 05/25/12 ~	7,800,000	7,848,469

		769,693,861

Health Care - 0.0%

Cardinal Health Inc
6.000% due 06/15/17	250,000	290,043

Industrials - 1.2%

Con-way Inc 7.250% due 01/15/18	7,000,000	7,895,307
International Lease Finance Corp
5.625% due 09/20/13	3,400,000	3,336,250
6.500% due 09/01/14 ~	2,900,000	2,979,750
6.625% due 11/15/13	3,200,000	3,200,000
6.750% due 09/01/16 ~	2,500,000	2,575,000
7.125% due 09/01/18 ~	5,100,000	5,304,000
Masco Corp 6.125% due 10/03/16	5,300,000	5,445,554
RACERS CLO 0.811% due 07/25/17 § ~	2,958,717	2,885,489

		33,621,350

Materials - 0.6%

Rexam PLC (United Kingdom) 6.750% due 06/01/13 ~	4,200,000	4,427,342
Temple-Inland Inc 6.625% due 01/15/18	4,000,000	4,504,492
The Dow Chemical Co 4.850% due 08/15/12	4,300,000	4,400,005
Xstrata Canada Corp (Canada) 7.350% due 06/05/12	3,700,000	3,796,300

		17,128,139

Telecommunication Services - 0.2%

Embarq Corp
6.738% due 06/01/13	5,000,000	5,205,100

Utilities - 0.0%

Indianapolis Power & Light Co
6.300% due 07/01/13 ~	500,000	536,288

Total Corporate Bonds & Notes
(Cost $922,373,176)		909,886,534

SENIOR LOAN NOTES - 0.1%

Telecommunication Services - 0.1%

Vodafone Americas Finance 2
6.875% due 08/11/15 §	2,675,815	2,675,815

Total Senior Loan Notes
(Cost $2,663,614)		2,675,815

MORTGAGE-BACKED SECURITIES - 11.5%

Collateralized Mortgage Obligations - Commercial - 1.1%

Banc of America Commercial Mortgage Inc
0.446% due 06/10/49 " § ~	857,263	846,744
5.414% due 09/10/47 "	2,500,000	2,711,399
5.622% due 06/10/49 " §	857,262	866,507
5.731% due 05/10/45 " §	1,400,000	1,573,819
Banc of America Large Loan Inc
5.639% due 02/17/51 " § ~	1,700,000	1,865,642
5.699% due 06/24/50 " § ~	1,600,000	1,758,847
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.886% due 11/15/44 " §	900,000	1,001,645
Credit Suisse Mortgage Capital Certificates 5.467% due 09/18/39 " § ~	6,900,000	7,626,632
GS Mortgage Securities Corp II 1.317% due 03/06/20 " § ~	2,500,000	2,478,109
JPMorgan Chase Commercial Mortgage Securities Corp
5.336% due 05/15/47 "	1,590,000	1,692,877
5.429% due 12/12/43 "	1,650,000	1,776,809
LB-UBS Commercial Mortgage Trust 5.424% due 02/15/40 "	420,000	459,489
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700% due 09/12/49 "	700,000	748,220
Morgan Stanley Capital I 0.339% due 10/15/20 " § ~	2,309,419	2,297,334
RBSCF Trust 6.206% due 12/16/49 " § ~	400,000	450,352
Wachovia Bank Commercial Mortgage Trust 5.088% due 08/15/41 " §	2,800,000	3,003,582

		31,158,007

Collateralized Mortgage Obligations - Residential - 8.9%

American Home Mortgage Assets 0.908% due 02/25/47 " §	5,960,641	2,374,013
Arran Residential Mortgages Funding PLC (United Kingdom)
2.659% due 05/16/47 " § ~	EUR 1,498,293	1,936,974
2.910% due 11/19/47 " § ~	4,600,000	5,932,711
Banc of America Funding Corp 5.743% due 01/20/47 " §	$3,265,341	2,072,804

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value

Banc of America Mortgage Securities Inc
2.802% due 08/25/35 " §	$836,273	$666,166
2.843% due 06/25/35 " §	992,198	783,167
5.011% due 11/25/34 " §	210,656	177,427
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/35 " §	1,528,881	1,410,257
2.727% due 03/25/35 " §	1,959,235	1,517,014
2.819% due 01/25/35 " §	967,031	779,745
3.016% due 03/25/35 " §	1,497,342	1,416,101
Bear Stearns Alt-A Trust
2.517% due 01/25/36 " §	4,733,149	2,297,733
2.772% due 09/25/35 " §	18,433,125	11,690,140
Bear Stearns Structured Products Inc
2.553% due 01/26/36 " §	16,255,515	9,561,055
3.618% due 12/26/46 " §	7,242,269	4,295,295
Chase Mortgage Finance Corp 2.751% due 02/25/37 " §	366,163	309,744
ChaseFlex Trust 6.000% due 02/25/37 "	910,555	670,791
Chevy Chase Mortgage Funding Corp 0.424% due 05/25/48 " § ~	242,448	107,222
Citigroup Mortgage Loan Trust Inc
0.364% due 01/25/37 " § ~	654,248	353,515
2.230% due 09/25/35 " §	1,623,184	1,449,608
2.450% due 09/25/35 " §	1,474,441	1,176,506
2.660% due 05/25/35 " §	239,846	206,672
2.700% due 08/25/35 " §	2,047,442	932,225
5.611% due 09/25/37 " § Ψ	178,936	101,375
Countrywide Alternative Loan Trust
0.504% due 07/25/46 " §	2,268,798	1,230,470
0.574% due 12/25/35 " §	138,242	82,617
5.500% due 06/25/35 "	2,200,000	1,791,384
6.000% due 01/25/37 " Ψ	2,015,136	1,290,048
Countrywide Home Loan Mortgage Pass-Through Trust
0.614% due 03/25/35 " §	169,115	78,856
0.634% due 06/25/35 " § ~	1,336,485	1,126,990
2.763% due 11/19/33 " §	211,318	199,051
2.795% due 08/25/34 " §	100,514	69,418
Deutsche ALT-A Securities Inc Alternate Loan Trust 0.394% due 10/25/36 " §	104,682	38,526
Fannie Mae
0.317% due 12/25/36 " §	448,823	428,814
0.354% due 07/25/37 " §	3,891,418	3,739,550
0.444% due 08/25/34 " §	689,664	673,350
0.644% due 07/25/37 - 05/25/42 " §	592,566	592,907
2.381% due 05/25/35 " §	2,898,181	3,034,140
Fosse Master Issuer PLC (United Kingdom) 1.805% due 10/18/54 " § ~	13,300,000	13,263,053
Freddie Mac
0.428% due 10/15/20 " §	8,181,354	8,165,044
0.508% due 02/15/19 " §	15,579,830	15,563,421
0.628% due 12/15/30 " §	145,855	145,873
0.728% due 08/15/33 " §	10,391,692	10,389,017
5.500% due 03/15/17 "	95,082	95,067
Freddie Mac Structured Pass-Through Securities
1.399% due 10/25/44 " §	15,243,609	14,921,963
1.418% due 02/25/45 " §	4,535,578	4,336,531
Granite Master Issuer PLC (United Kingdom)
0.325% due 12/20/54 " §	2,979,730	2,848,622
0.385% due 12/20/54 " §	789,900	755,144
0.465% due 12/20/54 " §	665,179	635,911
Granite Mortgages PLC (United Kingdom) 1.450% due 09/20/44 " § ~	GBP 2,356,122	3,505,194
Greenpoint Mortgage Funding Trust
0.514% due 06/25/45 " §	$1,648,678	972,170
0.564% due 11/25/45 " §	840,990	451,612
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 " ~	597,643	606,255
GSR Mortgage Loan Trust
2.765% due 01/25/36 " §	5,356,688	3,728,292
2.767% due 05/25/35 " §	2,776,784	2,084,480
2.853% due 01/25/35 " §	1,436,169	1,206,565
Harborview Mortgage Loan Trust
0.485% due 09/19/46 " §	2,957,680	1,645,993
0.525% due 03/19/36 " §	5,890,644	3,087,363
0.565% due 02/19/36 " §	309,061	159,814
Holmes Master Issuer PLC (United Kingdom) 2.922% due 10/15/54 " § ~	EUR 25,300,000	32,671,090
Impac CMB Trust 1.294% due 07/25/33 " §	$384,664	351,186
Imperial Savings Association 7.033% due 02/25/18 " §	1,037	995
IndyMac Index Mortgage Loan Trust
0.504% due 05/25/46 " §	1,463,904	791,837
0.534% due 07/25/35 " §	604,481	362,576
2.592% due 12/25/34 " §	2,163,929	1,499,823
JPMorgan Mortgage Trust
2.704% due 08/25/35 " §	1,121,834	772,406
2.773% due 08/25/35 " §	1,437,373	1,195,383
2.810% due 07/25/35 " §	1,155,052	1,036,876
5.137% due 07/27/37 " § ~	1,786,361	1,416,768
5.379% due 09/25/35 " §	364,772	298,484
MASTR Adjustable Rate Mortgages Trust 2.718% due 11/21/34 " §	862,330	844,843
Mellon Residential Funding Corp
0.718% due 12/15/30 " §	723,632	662,708
0.978% due 11/15/31 " §	1,260,119	1,210,328
Merrill Lynch Mortgage Investors Inc
5.136% due 12/25/35 " §	735,885	617,947
5.654% due 03/25/36 " §	8,147,229	4,664,875
MLCC Mortgage Investors Inc
0.544% due 11/25/35 " §	1,189,211	980,928
5.168% due 06/25/37 " §	1,470,527	1,186,348
NCUA Guaranteed Notes
0.724% due 10/07/20 " §	9,941,591	9,952,427
0.855% due 12/08/20 " §	11,624,264	11,671,459
Residential Accredit Loans Inc 0.594% due 08/25/35 " §	645,431	347,500
Ryland Mortgage Securities Corp 5.326% due 10/01/27 "	27,009	20,194
Securitized Asset Sales Inc 0.008% due 11/26/23 " §	13,602	12,650
Sequoia Mortgage Trust 0.635% due 10/19/26 " §	692,962	587,919
Structured Adjustable Rate Mortgage Loan Trust
1.618% due 01/25/35 " §	598,636	337,924
2.480% due 02/25/34 " §	207,311	188,999
2.532% due 08/25/35 " §	1,351,040	968,873
Structured Asset Mortgage Investments Inc
0.424% due 03/25/37 " §	191,155	95,220
0.514% due 05/25/36 " §	1,276,010	576,818
0.535% due 07/19/35 " §	1,251,667	771,085
0.574% due 02/25/36 " §	1,490,575	723,958
0.945% due 10/19/34 " §	636,856	526,338
Structured Asset Securities Corp
2.331% due 01/25/32 " §	16,083	13,284
2.650% due 10/25/35 " § ~	500,057	395,478
Swan (Australia) 5.747% due 04/25/41 " §	AUD 1,209,538	1,245,239
Washington Mutual Mortgage Pass-Through Certificates
0.554% due 11/25/45 " §	$917,767	655,364
0.978% due 05/25/47 " §	2,122,026	1,220,768
1.208% due 02/25/46 " §	860,391	569,215
1.408% due 11/25/42 " §	110,897	86,704

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
1.708% due 11/25/46 " §	$584,436	$374,709
2.581% due 06/25/33 " §	1,515,350	1,453,254
5.550% due 08/25/35 " §	1,215,797	1,006,170
Wells Fargo Mortgage-Backed Securities Trust
2.608% due 11/25/34 " §	461,545	432,253
2.661% due 12/25/34 " §	1,201,136	1,130,819
2.701% due 09/25/34 " §	643,265	634,975
2.730% due 07/25/36 " §	5,710,869	4,032,382
5.617% due 04/25/36 " §	1,000,000	867,021

		246,626,165

Fannie Mae - 1.2%

1.418% due 11/01/42 - 10/01/44 " §	692,347	700,892
2.215% due 11/01/35 " §	223,173	232,398
2.244% due 12/01/34 " §	267,582	278,605
2.255% due 01/01/25 " §	65,827	67,518
2.301% due 12/01/22 " §	21,444	22,511
2.372% due 05/01/35 " §	73,178	77,206
2.521% due 11/01/34 " §	6,494,355	6,896,612
2.577% due 08/01/17 " §	328,289	334,470
3.338% due 03/01/18 " §	170,521	178,191
3.572% due 02/01/36 " §	100,824	101,831
3.610% due 07/01/26 " §	16,577	16,643
4.500% due 04/01/23 - 04/01/24 "	18,995,618	20,274,331
4.730% due 03/01/35 " §	648,302	686,959
4.750% due 03/01/35 " §	234,323	240,139
4.860% due 03/01/35 " §	70,736	70,908
4.870% due 04/01/35 " §	930,486	984,727
4.996% due 08/01/24 " §	20,405	20,643
5.000% due 03/01/24 " §	194	195
5.177% due 10/01/35 " §	511,188	542,001
5.220% due 09/01/35 " §	514,724	546,924
5.310% due 11/01/35 " §	822,520	886,234
5.372% due 01/01/36 " §	829,567	893,157
5.499% due 03/01/36 " §	603,614	650,753

		34,703,848

Freddie Mac - 0.3%

2.111% due 07/01/36 " §	3,451,871	3,614,724
2.262% due 09/01/36 " §	2,779,749	2,917,268
2.481% due 08/01/35 " §	36,341	38,409
2.490% due 01/01/34 " §	512,798	540,148
5.089% due 10/01/35 " §	370,568	397,046
5.684% due 03/01/36 " §	316,357	342,613

		7,850,208

Government National Mortgage Association - 0.0%

1.625% due 09/20/22 - 07/20/25 " §	125,697	129,340
2.125% due 10/20/24 - 12/20/26 " §	60,091	61,964
2.375% due 05/20/23 - 01/20/27 " §	78,366	81,095
2.500% due 02/20/25 " §	29,499	30,552

		302,951

Total Mortgage-Backed Securities
(Cost $353,506,125)		320,641,179

ASSET-BACKED SECURITIES - 1.9%

ACE Securities Corp 0.344% due 12/25/36 " §	34,551	34,034
Alzette European SA CLO (Luxembourg) 0.866% due 12/15/20 " § ~	1,246,925	1,209,252
AMMC CLO (Cayman) 0.731% due 05/03/18 " § ~	885,275	846,525
Amortizing Residential Collateral Trust 0.874% due 07/25/32 " §	125,612	99,025
Aquilae PLC CLO (Ireland) 2.057% due 01/17/23 " § ~	EUR 473,248	555,781
Asset-Backed Securities Corp Home Equity 0.374% due 05/25/37 " §	$301,183	226,468
Bear Stearns Asset-Backed Securities Trust
0.344% due 11/25/36 " §	18,881	18,279
0.364% due 12/25/36 " §	282,346	263,724
0.404% due 11/25/36 " §	1,173,047	683,089
0.954% due 10/25/32 " §	66,895	57,338
1.294% due 10/25/37 " §	2,490,567	1,381,841
Citigroup Mortgage Loan Trust Inc
0.334% due 12/25/36 " §	196,911	191,352
0.374% due 01/25/37 " §	855,148	380,510
Conseco Finance Securitizations Corp 6.681% due 12/01/33 " §	163,491	172,830
Countrywide Asset-Backed Certificates
0.374% due 10/25/47 " §	142,064	140,258
0.484% due 06/25/36 " §	845,464	658,130
0.544% due 04/25/36 " §	640,282	548,639
Credit-Based Asset Servicing & Securitization LLC 0.364% due 01/25/37 " §	300,391	60,496
Duane Street CLO (Cayman) 0.688% due 11/08/17 " § ~	2,620,014	2,513,521
Equity One Asset-Backed Securities Inc 0.594% due 04/25/34 " §	501,364	355,088
First Franklin Mortgage Loan Asset-Backed Certificates 0.664% due 12/25/34 " §	9,785	9,633
Freddie Mac Structured Pass-Through Securities 0.554% due 08/25/31 " §	256,620	249,731
Harbourmaster Ltd CLO (Netherlands) 1.686% due 06/15/20 " § ~	EUR 604,437	729,880
Harvest I SA A1 CLO (Luxembourg) 2.228% due 03/29/17 " § ~	611,785	767,090
Home Equity Asset Trust 0.354% due 05/25/37 " §	$280,634	275,141
HSBC Home Equity Loan Trust 0.595% due 01/20/35 " §	423,442	369,249
HSI Asset Securitization Corp Trust 0.344% due 10/25/36 " §	25,189	8,304
JPMorgan Mortgage Acquisition Corp 0.354% due 03/25/47 " §	137,647	113,166
LCM LP CDO (Cayman) 0.797% due 03/21/19 " § ~	600,000	551,806
Magnolia Funding Ltd (United Kingdom) 3.000% due 04/20/17 " ~	EUR 1,885,794	2,428,154
Merrill Lynch First Franklin Mortgage Loan Trust 0.354% due 07/25/37 " §	$3,821	3,783
Merrill Lynch Mortgage Investors Inc 0.364% due 07/25/37 " §	1,708	1,686
Morgan Stanley Asset-Backed Securities Capital I 0.334% due 01/25/37 " §	146,526	143,854
Morgan Stanley IXIS Real Estate Capital Trust 0.344% due 11/25/36 " §	2,340	611
Nationstar Home Equity Loan Trust 0.354% due 06/25/37 " §	18,722	18,611
Nautique Funding Ltd CDO 0.653% due 04/15/20 " § ~	962,297	881,401
Navigare Funding Ltd CLO 0.739% due 05/20/19 " § ~	1,249,238	1,209,459
New Century Home Equity Loan Trust 0.474% due 05/25/36 " §	1,099,166	551,198
NYLIM Flatiron Ltd CLO (Cayman) 0.658% due 08/08/20 " § ~	1,300,000	1,215,305
Park Place Securities Inc 0.554% due 09/25/35 " §	107,892	94,995
Penta SA CLO (Luxembourg) 1.917% due 06/04/24 " § ~	EUR 7,068,643	8,132,721
Popular ABS Mortgage Pass-Through Trust 0.384% due 06/25/47 " §	$2,420,026	2,120,761

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Renaissance Home Equity Loan Trust 1.054% due 12/25/32 " §	$217,275	$147,037
Securitized Asset-Backed Receivables LLC Trust 0.334% due 01/25/37 " §	257,661	218,681
SLC Student Loan Trust 0.567% due 08/15/19 " §	136,056	135,849
SLM Student Loan Trust
1.696% due 09/15/21 " § ~	EUR 936,770	1,171,632
1.835% due 10/25/23 " § ~	5,000,000	5,803,045
Small Business Administration Participation Certificates 5.290% due 12/01/27 "	$4,686,886	5,233,540
Soundview Home Equity Loan Trust 0.354% due 11/25/36 " § ~	202,938	57,976
Specialty Underwriting & Residential Finance 0.354% due 01/25/38 " §	82,539	73,879
Structured Asset Securities Corp 1.757% due 04/25/35 " §	2,052,731	1,576,291
Symphony Ltd CLO (Cayman) 0.697% due 05/15/19 " § ~	6,500,000	6,088,899
Wood Street BV CLO (Netherlands) 1.988% due 03/29/21 " § ~	EUR 1,455,957	1,760,681

Total Asset-Backed Securities
(Cost $57,129,270)		52,540,229

U.S. GOVERNMENT AGENCY ISSUE - 0.1%

Fannie Mae
5.375% due 04/11/22	$3,050,000	3,088,409

Total U.S. Government Agency Issue
(Cost $3,088,736)		3,088,409

U.S. TREASURY OBLIGATIONS - 87.1%

U.S. Treasury Inflation Protected Securities - 86.0%

0.125% due 04/15/16 ∧	145,626,954	151,924,903
0.500% due 04/15/15 ∧	25,857,929	27,079,198
0.625% due 07/15/21 ∧ ‡	219,270,010	234,734,785
1.125% due 01/15/21 ∧	4,088,724	4,562,440
1.250% due 04/15/14 ∧	3,252,032	3,411,018
1.250% due 07/15/20 ∧	78,630,551	88,993,821
1.375% due 07/15/18 ∧	3,108,207	3,521,987
1.375% due 01/15/20 ∧	19,965,176	22,745,851
1.625% due 01/15/15 ∧	38,438,705	41,487,837
1.625% due 01/15/18 ∧	3,696,541	4,213,769
1.750% due 01/15/28 ∧	31,890,085	38,368,982
1.875% due 07/15/13 ∧	119,029,993	124,564,922
1.875% due 07/15/15 ∧	34,931,521	38,550,217
1.875% due 07/15/19 ∧	10,297,455	12,141,348
2.000% due 01/15/14 ∧	29,063,612	30,801,426
2.000% due 07/15/14 ∧	1,165,016	1,256,012
2.000% due 01/15/16 ∧	92,467,258	103,440,533
2.000% due 01/15/26 ∧ ‡	261,338,587	321,405,693
2.125% due 01/15/19 ∧	22,147,860	26,347,294
2.125% due 02/15/40 ∧	13,576,070	18,223,550
2.125% due 02/15/41 ∧ ‡	29,639,971	40,050,625
2.375% due 01/15/17 ∧	91,979,860	106,732,399
2.375% due 01/15/25 ∧ ‡	99,582,791	126,439,175
2.375% due 01/15/27 ∧ ‡	198,909,858	257,048,827
2.500% due 01/15/29 ∧	3,838,542	5,126,554
3.000% due 07/15/12 ∧	181,160,137	183,316,810
3.375% due 01/15/12 ∧ ‡	1,628,469	1,629,741
3.375% due 04/15/32 ∧	1,326,598	2,046,907
3.625% due 04/15/28 ∧	116,834,761	173,057,467
3.875% due 04/15/29 ∧	122,129,775	190,510,999

		2,383,735,090

U.S. Treasury Notes - 1.1%

2.000% due 11/15/21	30,500,000	30,838,367

Total U.S. Treasury Obligations
(Cost $2,389,491,334)		2,414,573,457

FOREIGN GOVERNMENT BONDS & NOTES - 5.2%

Australia Government Bond (Australia) 5.500% due 01/21/18	AUD 7,000,000	7,977,286
Australia Government Index-Linked Bond (Australia)
2.500% due 09/20/30 ∧	4,200,000	5,186,882
3.000% due 09/20/25 ∧	13,200,000	17,405,037
4.000% due 08/20/20 ∧	10,000,000	19,004,989
Canada Government Bond (Canada) 2.750% due 09/01/16	CAD 2,500,000	2,617,669
Canada Government Index-Linked Bond (Canada)
2.000% due 12/01/41 ∧	3,366,879	4,726,850
3.000% due 12/01/36 ∧	3,635,835	5,812,732
Italy Buoni Poliennali Del Tesoro Index-Linked (Italy) 2.100% due 09/15/16 ∧	EUR 23,354,133	26,328,320
New South Wales Treasury Corp Index-Linked (Australia) 2.750% due 11/20/25 ∧	AUD 14,400,000	17,493,390
United Kingdom Gilt (United Kingdom)
4.250% due 12/07/40	GBP 7,600,000	14,563,086
4.750% due 12/07/30	4,200,000	8,465,356
United Kingdom Gilt Index-Linked Bond (United Kingdom) 1.875% due 11/22/22 ∧	7,059,225	14,029,661

Total Foreign Government Bonds & Notes
(Cost $130,819,832)		143,611,258

MUNICIPAL BONDS - 0.2%

Buckeye Tobacco Settlement Financing Authority of OH ‘A2’
5.750% due 06/01/34	$650,000	466,687
5.875% due 06/01/47	100,000	71,902
6.000% due 06/01/42	2,100,000	1,541,862
Golden State Tobacco Securitization Corp CA ‘A1’ 5.125% due 06/01/47	300,000	195,933
Tobacco Settlement Finance Authority WV ‘A’ 7.467% due 06/01/47	4,325,000	3,129,310

Total Municipal Bonds
(Cost $7,157,429)		5,405,694

PURCHASED OPTIONS - 0.0%
(See Note (l) in Notes to Schedule of Investments)
(Cost $1,116,077)		458,017

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 29.6%

Foreign Government Issues - 9.7%

Japan Treasury Discount Bills (Japan)
0.102% due 01/30/12	JPY 19,990,000,000	$259,690,518
0.102% due 02/13/12	670,000,000	8,703,644

		268,394,162

U.S. Treasury Bills - 0.5%

0.016% due 01/05/12 ‡	$590,000	589,999
0.030% due 03/22/12 ‡	410,000	409,979
0.035% due 03/01/12 ‡	110,000	109,998
0.035% due 03/29/12 ‡	270,000	269,993
0.040% due 05/17/12 ‡	570,000	569,934
0.043% due 06/07/12 ‡	6,910,000	6,908,694
0.048% due 05/10/12 ‡	820,000	819,917
0.057% due 04/26/12 ‡	540,000	539,978
0.072% due 05/31/12 ‡	2,750,000	2,749,563
0.229% due 04/05/12 ‡	90,000	89,997
0.260% due 03/08/12 ‡	80,000	79,999
0.298% due 02/09/12 ‡	250,000	249,992

		13,388,043

Repurchase Agreements - 19.4%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $877,938; collateralized by Freddie Mac: 0.000% due 06/18/12 and value $899,550)	877,937	877,937
Royal Bank of Canada 0.050% due 01/03/12 (Dated 12/30/11, repurchase price of $196,301,091; collateralized by U.S. Treasury Notes: 3.125% - 3.625% due 02/15/21 - 05/15/21 and value $199,954,971)	196,300,000	196,300,000
The Goldman Sachs Group Inc 0.120% due 01/19/12 (Dated 12/20/11, repurchase price of $40,004,000; collateralized by Fannie Mae: 5.000% due 04/01/38 and value $41,331,665) Δ	40,000,000	40,000,000
The Royal Bank of Scotland Group PLC 0.050% due 01/03/12 (Dated 12/30/11, repurchase price of $50,000,278; collateralized by U.S. Treasury Bonds: 4.500% due 08/15/39 and value $50,825,749)	50,000,000	50,000,000
The Royal Bank of Scotland Group PLC 0.060% due 01/03/12 (Dated 12/30/11, repurchase price of $50,000,333; collateralized by Freddie Mac: 0.880% due 11/25/14 and value $51,072,453)	50,000,000	50,000,000
The Toronto Dominion Bank 0.050% due 01/03/12 (Dated 12/30/11, repurchase price of $50,000,278; collateralized by U.S. Treasury Notes: 1.250% due 10/31/15 and value $51,203,093)	50,000,000	50,000,000
UBS Securities Inc 0.040% due 01/03/12 (Dated 12/30/11, repurchase price of $150,000,667; collateralized by U.S. Treasury Notes: 0.625% - 3.125% due 12/31/12 - 05/15/19 and value $153,018,733)	150,000,000	150,000,000

		537,177,937

Total Short-Term Investments
(Cost $819,414,463)		818,960,142

TOTAL INVESTMENTS - 168.6%
(Cost $4,689,960,056)		4,675,247,134

TOTAL SECURITIES SOLD SHORT - (0.0%)
(See Note (g) in Notes to Schedule of Investments)
(Proceeds $1,080,938)		(1,089,063)

OTHER ASSETS & LIABILITIES, NET - (68.6%)		(1,901,750,745)

NET ASSETS - 100.0%		$2,772,407,326

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	87.1%
Corporate Bonds & Notes	32.8%
Short-Term Investments	29.6%
Mortgage-Backed Securities	11.5%
Foreign Government Bonds & Notes	5.2%
Asset-Backed Securities	1.9%
Municipal Bonds	0.2%
Equity Securities	0.1%
Senior Loan Notes	0.1%
U.S. Government Agency Issue	0.1%

168.6%
Other Assets & Liabilities, Net	(68.6%)

100.0%

(b)	As of December 31, 2011, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	8.8%
A-1 (Short-Term Debt only)	17.6%
AA/U.S. Government & Agency Issues	57.5%
A	6.1%
BBB	3.1%
BB	0.9%
B	0.7%
CCC	0.2%
CC	1.1%
C	0.1%
Not Rated	3.9%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $6,904,591 or 0.2% of the net assets were in default as of December 31, 2011.

(e)	As of December 31, 2011, 1.6% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(f)	As of December 31, 2011, investments with total aggregate values of $2,604,610, $316,352,901, $6,548,631 and $2,889,491 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, a reverse repurchase agreement, swap contracts, and delayed delivery securities, respectively.

(g)	Securities sold short outstanding as of December 31, 2011 were as follows:

	Principal
	Amount	Value
Mortgage Backed Securities - (3.5%)

Fannie Mae - (3.5%)

5.500% due 01/13/42	$1,000,000	($1,089,063)

Total Securities Sold Short
(Proceeds $1,080,938)		($1,089,063)

(h)	Open futures contracts outstanding as of December 31, 2011 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Eurodollar (03/13)	875	$875,000,000	$800,374
Eurodollar (06/13)	272	272,000,000	351,310
Eurodollar (09/13)	686	686,000,000	754,877
Eurodollar (12/13)	1,564	1,564,000,000	2,504,528
U.S. Treasury 10-Year Notes (03/12)	136	13,600,000	48,823

Total Futures Contracts			$4,459,912

(i)	A reverse repurchase agreement outstanding as of December 31, 2011 was as follows:

	Interest	Settlement	Maturity	Repurchase	Principal
Counterparty	Rate	Date	Date	Amount	Amount
DUB	0.230%	10/25/11	04/20/12	$307,310,959	$306,961,875

(j)	The average amount of borrowings by the portfolio on reverse repurchase agreements while outstanding during the year ended December 31, 2011 was $145,311,443 at a weighted average interest rate of 0.209%.

(k)	Forward foreign currency contracts outstanding as of December 31, 2011 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Sell	AUD	5,055,000	02/12	CIT	($105,828)
Sell	AUD	89,591,000	02/12	JPM	(3,063,078)
Sell	AUD	4,437,000	02/12	UBS	(142,978)
Buy	BRL	254,641	01/12	MSC	4,354
Buy	BRL	254,641	01/12	UBS	768
Sell	BRL	254,641	01/12	MSC	(768)
Sell	BRL	254,641	01/12	UBS	5,660
Buy	BRL	254,641	03/12	UBS	(5,766)
Sell	BRL	2,866,238	03/12	HSB	7,913
Sell	BRL	2,863,340	03/12	MSC	9,447
Sell	BRL	947,650	03/12	MSC	(1,587)
Buy	CAD	2,800,000	02/12	DUB	3,595
Buy	CAD	4,366,000	02/12	JPM	37,886
Buy	CNY	3,276,000	02/12	BRC	7,663
Buy	CNY	123,616,090	02/12	DUB	582,222
Sell	CNY	5,491,239	06/12	CIT	(8,055)
Buy	EUR	13,730,000	01/12	BRC	(701,324)
Buy	EUR	39,370,000	01/12	CIT	(461,913)
Buy	EUR	5,898,000	01/12	DUB	(452,589)
Buy	EUR	10,290,000	01/12	JPM	(159,038)
Buy	EUR	954,000	01/12	MSC	(94,806)
Buy	EUR	475,000	01/12	RBC	(28,474)
Buy	EUR	42,438,000	01/12	UBS	(413,753)
Sell	EUR	39,356,000	01/12	BRC	3,114,916
Sell	EUR	85,786,000	01/12	CSF	3,574,666
Sell	EUR	37,033,000	01/12	DUB	3,151,589
Sell	EUR	579,000	01/12	MSC	47,546
Sell	EUR	37,751,000	02/12	CIT	454,663
Sell	EUR	5,597,000	02/12	JPM	57,907
Sell	EUR	42,438,000	02/12	UBS	419,971
Buy	GBP	272,000	01/12	CIT	(2,075)
Buy	GBP	30,836,000	01/12	RBC	(400,868)
Sell	GBP	6,214,000	01/12	BRC	93,987
Sell	GBP	24,894,000	01/12	GSC	290,139
Sell	GBP	30,836,000	02/12	RBC	400,611
Buy	IDR	24,939,600,000	01/12	CIT	(16,461)
Buy	IDR	58,939,450,000	01/12	UBS	(102,301)
Sell	IDR	31,636,246,875	01/12	GSC	(46,740)
Sell	IDR	42,608,319,500	01/12	JPM	(30,276)
Sell	IDR	9,634,950,000	01/12	UBS	(6,807)
Buy	INR	1,358,749,340	07/12	UBS	(4,583,059)
Sell	INR	628,462,400	07/12	BRC	647,364

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Sell	INR	83,789,940	07/12	DUB	($15,659)
Sell	INR	44,894,850	07/12	GSC	(14,059)
Sell	INR	44,927,050	07/12	HSB	(14,647)
Sell	INR	41,203,510	07/12	HSB	5,285
Sell	INR	416,592,323	07/12	JPM	559,114
Sell	INR	98,879,000	07/12	JPM	(23,944)
Sell	JPY	4,926,982,562	01/12	CIT	279,210
Sell	JPY	6,023,074,562	01/12	DUB	346,611
Sell	JPY	4,200,825,752	01/12	GSC	265,272
Sell	JPY	4,926,982,562	01/12	JPM	277,531
Sell	JPY	1,008,226,562	01/12	UBS	65,817
Sell	JPY	670,000,000	02/12	JPM	(123,531)
Buy	KRW	19,046,161,697	02/12	CIT	(544,719)
Sell	KRW	4,422,210,000	02/12	BRC	(29,572)
Sell	KRW	5,328,750,000	02/12	BRC	91,401
Sell	KRW	924,426,000	02/12	DUB	(4,495)
Sell	KRW	1,972,026,000	02/12	GSC	(13,518)
Sell	KRW	2,071,800,000	02/12	HSB	8,192
Sell	KRW	4,326,470,000	02/12	MSC	58,229
Buy	MXN	115,732,190	03/12	HSB	(284,344)
Sell	MXN	40,323,050	03/12	MSC	26,862
Sell	MXN	47,850,476	03/12	UBS	21,511
Buy	MYR	5,246,285	04/12	CIT	(47,936)
Buy	MYR	28,737,728	04/12	UBS	(439,908)
Sell	MYR	7,470,718	04/12	BRC	(10,491)
Sell	MYR	8,733,725	04/12	DUB	(12,081)
Sell	MYR	2,912,910	04/12	HSB	(4,551)
Sell	MYR	14,866,650	04/12	JPM	(17,602)
Buy	PHP	91,315,460	03/12	BRC	(61,388)
Buy	PHP	182,900,000	03/12	CIT	(59,981)
Buy	PHP	593,525,200	03/12	JPM	(178,944)
Sell	PHP	245,369,700	03/12	BRC	34,641
Sell	PHP	94,183,560	03/12	BRC	(13,065)
Sell	PHP	72,484,500	03/12	HSB	2,987
Sell	PHP	368,853,000	03/12	JPM	118,819
Sell	PHP	86,860,000	03/12	MSC	26,343
Buy	SGD	7,907,444	02/12	CSF	52,492
Sell	SGD	1,091,009	02/12	BRC	8,940
Sell	SGD	2,490,202	02/12	BRC	(11,700)
Sell	SGD	1,021,874	02/12	DUB	(2,764)
Sell	SGD	1,106,054	02/12	HSB	(2,659)
Sell	SGD	1,091,145	02/12	UBS	8,835
Sell	SGD	1,106,309	02/12	UBS	(2,855)

Total Forward Foreign Currency Contracts					$2,408,002

(l)	Purchased options outstanding as of December 31, 2011 were as follows:

Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on
	3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Cost	Value
Put - OTC 30-Year Interest Rate Swap Δ	Receive	3.750%	09/24/12	RBS	$28,200,000	$942,932	$427,301
Put - OTC 1-Year Interest Rate Swap Δ	Receive	2.000%	11/19/12	GSC	71,400,000	173,145	30,716

						$1,116,077	$458,017

Total Purchased Options						$1,116,077	$458,017

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(m)	Transactions in written options for the year ended December 31, 2011 were as follows:

	Number of	Notional Amount	Notional Amount	Notional Amount
	Contracts	in $	in AUD	in EUR	Premium
Outstanding, December 31, 2010	4,336	1,113,200,000	-	35,800,000	$11,732,334
Call Options Written	1,589	478,500,000	-	-	1,900,841
Put Options Written	719	816,700,000	33,000,000	-	5,360,053
Put Options Expired	-	-	(33,000,000)	-	(341,314)
Call Options Closed	(4,011)	(506,900,000)	-	(4,100,000)	(4,799,288)
Put Options Closed	(2,633)	(432,000,000)	-	(31,700,000)	(5,185,620)

Outstanding, December 31, 2011	-	1,469,500,000	-	-	$8,667,006

(n)	Premiums received and value of written options outstanding as of December 31, 2011 were as follows:

Inflation Floor/Cap Options

	Strike		Expiration	Counter-	Notional
Description	Index	Exercise Index	Date	party	Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	03/10/20	DUB	$9,800,000	$73,500	($44,155)
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	03/12/20	CIT	26,500,000	227,900	(101,327)
Floor - OTC U.S. CPI Urban Consumers NSA	216.69	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	04/07/20	CIT	90,900,000	810,160	(360,628)
Floor - OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	09/29/20	CIT	8,700,000	112,230	(36,638)

						$1,223,790	($542,748)

Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on
	3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Premium	Value
Call - OTC 1-Year Interest Rate Swap	Receive	0.795%	10/11/12	GSC	$31,100,000	$-	($63,674)
Call - OTC 1-Year Interest Rate Swap	Receive	0.795%	10/11/12	JPM	31,300,000	-	(64,084)
Call - OTC 2-Year Interest Rate Swap	Receive	1.056%	10/11/12	MSC	67,600,000	-	(438,048)
Call - OTC 2-Year Interest Rate Swap	Receive	0.915%	11/14/12	MSC	77,200,000	-	(342,027)

						-	(907,833)

Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	BOA	60,800,000	611,213	(1,970)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	BRC	9,700,000	85,244	(314)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	CIT	51,700,000	588,228	(1,675)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	DUB	30,000,000	335,310	(972)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	JPM	40,600,000	372,635	(1,315)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	RBS	61,000,000	675,921	(1,976)
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	MSC	8,300,000	54,780	(1)
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	RBS	14,800,000	100,640	(2)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	BOA	17,000,000	116,185	(6,754)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	MSC	6,700,000	42,880	(2,662)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	RBS	340,100,000	2,731,516	(135,122)
Put - OTC 5-Year Interest Rate Swap	Pay	2.250%	09/24/12	RBS	127,300,000	929,290	(397,673)
Put - OTC 1-Year Interest Rate Swap	Pay	0.795%	10/11/12	GSC	31,100,000	-	(53,448)
Put - OTC 1-Year Interest Rate Swap	Pay	0.795%	10/11/12	JPM	31,300,000	-	(53,792)
Put - OTC 2-Year Interest Rate Swap	Pay	1.056%	10/11/12	MSC	67,600,000	-	(161,104)
Put - OTC 2-Year Interest Rate Swap	Pay	0.915%	11/14/12	MSC	77,200,000	-	(272,254)
Put - OTC 1-Year Interest Rate Swap	Pay	1.000%	11/19/12	GSC	71,400,000	407,357	(96,454)
Put - OTC 1-Year Interest Rate Swap	Pay	1.750%	07/11/13	DUB	79,800,000	392,017	(108,289)

						7,443,216	(1,295,777)

						$7,443,216	($2,203,610)

Total Written Options						$8,667,006	($2,746,358)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(o)	Swap agreements outstanding as of December 31, 2011 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Buy Protection (1)

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Pay	Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	12/31/11 (3)	Amount (4)	Value	(Received)	(Depreciation)
Xstrata Canada Corp 7.350% due 06/05/12	0.910%	06/20/12	BOA	0.227%	$3,700,000	($13,134)	$-	($13,134)
Starwoods Hotel & Resorts Worldwide Inc 7.875% due 05/01/12	5.000%	06/20/12	DUB	0.742%	5,500,000	(120,324)	(167,109)	46,785
UST Inc 6.625% due 07/15/12	0.340%	09/20/12	BOA	0.138%	8,900,000	(14,061)	-	(14,061)
Starwoods Hotel & Resorts Worldwide Inc 6.250% due 02/15/13	2.370%	03/20/13	BOA	0.891%	3,000,000	(56,294)	-	(56,294)
Macy’s Retail Holdings Inc 5.875% due 01/15/13	2.430%	03/20/13	BOA	0.479%	2,000,000	(49,265)	-	(49,265)
Rexam PLC 6.750% due 06/01/13	1.450%	06/20/13	BRC	0.502%	4,200,000	(60,610)	-	(60,610)
Embarq Corp 7.082% due 06/01/16	2.140%	06/20/13	MSC	1.025%	5,000,000	(85,089)	-	(85,089)
International Lease Finance Corp 5.550% due 09/05/12 Δ	5.000%	09/20/13	BOA	6.719%	700,000	17,758	(22,601)	40,359
Cadbury Schweppes UC Finance LLC 5.125% due 10/01/13	0.460%	12/20/13	BOA	0.205%	3,100,000	(16,057)	-	(16,057)
Kraft Foods Inc 6.500% due 08/11/17	0.460%	12/20/13	BOA	0.264%	3,100,000	(12,440)	-	(12,440)
International Lease Finance Corp 6.625% due 11/15/13	1.600%	12/20/13	DUB	6.903%	3,200,000	296,273	-	296,273
DISH DBS Corp 6.625% due 10/01/14	3.650%	12/20/13	BOA	1.646%	4,900,000	(196,495)	-	(196,495)
DISH DBS Corp 6.625% due 10/01/14	3.650%	12/20/13	CIT	1.646%	4,100,000	(164,414)	-	(164,414)
Liberty Mutual Group Inc 5.750% due 03/15/14	1.390%	03/20/14	BOA	2.368%	3,600,000	74,043	-	74,043
Centex Corp 5.250% due 06/15/15	1.000%	06/20/14	BNP	2.975%	3,500,000	161,326	(46,651)	207,977
Marsh & McLennan Cos Inc 5.750% due 09/15/15	0.600%	09/20/15	DUB	0.457%	3,000,000	(16,351)	-	(16,351)
Marsh & McLennan Cos Inc 5.750% due 09/15/15	0.830%	09/20/15	BOA	0.457%	3,000,000	(41,935)	-	(41,935)
Masco Corp 6.125% due 10/03/16	1.910%	12/20/16	CIT	3.803%	5,300,000	434,085	-	434,085
Cardinal Health Inc 6.000% due 06/15/17	0.590%	06/20/17	DUB	0.588%	250,000	(70)	-	(70)
Macy’s Retail Holdings Inc 7.450% due 07/15/17	2.110%	09/20/17	DUB	1.523%	400,000	(12,786)	-	(12,786)
Limited Brands Inc 6.900% due 07/15/17	3.113%	09/20/17	MSC	2.280%	1,000,000	(44,400)	-	(44,400)
Temple-Inland Inc 6.625% due 01/15/18	1.000%	03/20/18	BOA	0.434%	4,000,000	(137,014)	208,974	(345,988)
Health Care Properties Inc 6.700% due 01/30/18	2.910%	03/20/18	GSC	2.263%	3,000,000	(110,611)	-	(110,611)
Con-way Inc 7.250% due 01/15/18	3.800%	03/20/18	UBS	3.000%	7,000,000	(310,700)	-	(310,700)
Starwood Hotels & Resorts Worldwide Inc 6.750% due 05/15/18	1.490%	06/20/18	BOA	1.940%	3,900,000	100,076	-	100,076

						($378,489)	($27,387)	($351,102)

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (2)

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	12/31/11 (3)	Amount (4)	Value	(Received)	(Depreciation)
Petrobras International SP 8.375% due 12/10/18	1.000%	09/20/12	DUB	0.868%	$1,400,000	$1,781	($17,367)	$19,148
American International Group Inc 6.250% due 05/01/36	1.975%	03/20/13	RBS	3.393%	4,400,000	(71,507)	-	(71,507)
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/15	BRC	1.306%	1,700,000	(17,049)	(32,395)	15,346
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/15	BRC	1.306%	3,900,000	(39,111)	(33,357)	(5,754)
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	06/20/15	CIT	0.703%	3,000,000	31,278	24,378	6,900
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	06/20/15	DUB	0.703%	3,400,000	35,448	16,168	19,280
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/15	HSB	1.306%	3,000,000	(30,086)	(42,473)	12,387
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/15	JPM	1.306%	1,200,000	(12,034)	(13,657)	1,623
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/15	RBS	1.306%	2,300,000	(23,066)	(44,419)	21,353

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	12/31/11 (3)	Amount (4)	Value	(Received)	(Depreciation)
France Government Bond OAT 4.250% due 04/25/19	0.250%	12/20/15	RBS	1.997%	$1,600,000	($104,362)	($31,031)	($73,331)
Japanese Government Bond OAT 2.000% due 03/21/22	1.000%	12/20/15	BOA	1.219%	2,300,000	(18,673)	48,494	(67,167)
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	12/20/15	CSF	0.792%	5,600,000	46,840	131,353	(84,513)
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	12/20/15	DUB	0.792%	4,400,000	36,803	102,119	(65,316)
Japanese Government Bond OAT 2.000% due 03/21/22	1.000%	12/20/15	GSC	1.219%	2,100,000	(17,049)	44,277	(61,326)
Japanese Government Bond OAT 2.000% due 03/21/22	1.000%	12/20/15	JPM	1.219%	17,800,000	(144,513)	398,080	(542,593)
Japanese Government Bond OAT 2.000% due 03/21/22	1.000%	12/20/15	RBS	1.219%	4,300,000	(34,910)	96,630	(131,540)
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	06/20/16	BNP	0.872%	10,500,000	61,358	238,206	(176,848)
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	06/20/16	CIT	0.872%	5,300,000	30,971	65,775	(34,804)
Alcoa Inc 5.720% due 02/23/19	1.000%	03/20/18	GSC	3.840%	1,900,000	(279,836)	(112,298)	(167,538)
Alcoa Inc 5.720% due 02/23/19	1.000%	03/20/18	JPM	3.840%	100,000	(14,728)	(5,630)	(9,098)
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/20	HSB	1.818%	13,400,000	(810,489)	(391,208)	(419,281)

						($1,372,934)	$441,645	($1,814,579)

Credit Default Swaps on Credit Indices – Sell Protection (2)

						Upfront
	Fixed Deal					Premiums
	Receive	Expiration	Counter-	Notional		Paid	Unrealized
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	Depreciation
Dow Jones CDX EM14 5Y	5.000%	12/20/15	CIT	$52,500,000	$4,192,848	$6,911,800	($2,718,952)
Dow Jones CDX EM14 5Y	5.000%	12/20/15	DUB	5,900,000	471,196	874,900	(403,704)
Dow Jones CDX EM14 5Y	5.000%	12/20/15	MSC	12,200,000	974,338	1,720,200	(745,862)
Dow Jones CDX EM14 5Y	5.000%	12/20/15	RBS	3,600,000	287,509	495,000	(207,491)
Dow Jones CDX EM14 5Y	5.000%	12/20/15	UBS	7,600,000	606,965	1,071,350	(464,385)
Dow Jones CDX EM15 5Y	5.000%	06/20/16	BRC	4,600,000	391,221	621,000	(229,779)

					$6,924,077	$11,694,250	($4,770,173)

Total Credit Default Swaps					$5,172,654	$12,108,508	($6,935,854)

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement had been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

Interest Rate Swaps

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)
3-Month USD-LIBOR Δ	BNP	Pay	1.500%	11/02/12	$3,400,000	$9,058	($1,768)	$10,826
3-Month USD-LIBOR Δ	BRC	Pay	1.500%	11/02/12	3,300,000	8,792	(2,211)	11,003
BRL-CDI-Compounded	BNP	Pay	11.880%	01/02/13	BRL 34,100,000	557,772	(160,816)	718,588
BRL-CDI-Compounded	GSC	Pay	11.890%	01/02/13	59,900,000	1,006,890	41,978	964,912
BRL-CDI-Compounded	HSB	Pay	11.890%	01/02/13	22,900,000	384,938	31,758	353,180
BRL-CDI-Compounded	MSC	Pay	11.980%	01/02/13	20,500,000	363,449	-	363,449
BRL-CDI-Compounded	UBS	Pay	12.070%	01/02/13	23,900,000	457,930	(63,763)	521,693
BRL-CDI-Compounded	BRC	Pay	12.285%	01/02/13	17,100,000	377,194	80,772	296,422
BRL-CDI-Compounded	BRC	Pay	9.970%	01/02/14	12,100,000	(40,328)	-	(40,328)
BRL-CDI-Compounded	HSB	Pay	10.180%	01/02/14	45,000,000	(55,885)	(64,669)	8,784
BRL-CDI-Compounded	UBS	Pay	10.380%	01/02/14	17,500,000	(7)	63,818	(63,825)
BRL-CDI-Compounded	HSB	Pay	10.530%	01/02/14	40,800,000	20,086	176,375	(156,289)
BRL-CDI-Compounded	MSC	Pay	10.580%	01/02/14	12,200,000	12,141	57,308	(45,167)
6-Month EUR-LIBOR	BNP	Pay	1.850%	10/15/16	EUR 19,500,000	(432,465)	(108,090)	(324,375)
6-Month EUR-LIBOR	BRC	Pay	1.850%	10/15/16	3,700,000	(82,057)	(39,336)	(42,721)
3-Month USD-LIBOR	CIT	Receive	4.000%	12/21/41	$5,400,000	(1,594,084)	(1,242,540)	(351,544)

Total Interest Rate Swaps						$993,424	($1,231,184)	$2,224,608

Total Swap Agreements						$6,166,078	$10,877,324	($4,711,246)

(p)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$3,406,400	$3,406,400	$-	$-
	Corporate Bonds & Notes	909,886,534	-	904,601,045	5,285,489
	Senior Loan Notes	2,675,815	-	2,675,815	-
	Mortgage-Backed Securities	320,641,179	-	298,997,099	21,644,080
	Asset-Backed Securities	52,540,229	-	48,678,868	3,861,361
	U.S. Government Agency Issue	3,088,409	-	3,088,409	-
	U.S. Treasury Obligations	2,414,573,457	-	2,414,573,457	-
	Foreign Government Bonds & Notes	143,611,258	-	143,611,258	-
	Municipal Bonds	5,405,694	-	5,405,694	-
	Short-Term Investments	818,960,142	-	818,960,142	-
	Derivatives:
	Credit Contracts
	Swaps	8,252,117	-	8,252,117	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	15,170,959	-	15,170,959	-
	Interest Rate Contracts
	Futures	4,459,912	4,459,912	-	-
	Purchased Options	458,017	-	458,017	-
	Swaps	3,198,250	-	3,198,250	-

	Total Interest Rate Contracts	8,116,179	4,459,912	3,656,267	-

	Total Assets - Derivatives	31,539,255	4,459,912	27,079,343	-

	Total Assets	4,706,328,372	7,866,312	4,667,671,130	30,790,930

Liabilities	Securities Sold Short
	Mortgage-Backed Securities	(1,089,063)	-	(1,089,063)	-
	Derivatives:
	Credit Contracts
	Swaps	(3,079,463)	-	(3,079,463)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(12,762,957)	-	(12,762,957)	-
	Interest Rate Contracts
	Written Options	(2,746,358)	-	(2,203,610)	(542,748)
	Swaps	(2,204,826)	-	(2,204,826)	-

	Total Interest Rate Contracts	(4,951,184)	-	(4,408,436)	(542,748)

	Total Liabilities - Derivatives	(20,793,604)	-	(20,250,856)	(542,748)

	Total Liabilities	(21,882,667)	-	(21,339,919)	(542,748)

	Total	$4,684,445,705	$7,866,312	$4,646,331,211	$30,248,182

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

				Derivatives
				Interest
				Rate Contracts
	Corporate	Mortgage-Backed	Asset-Backed	Written
	Bonds & Notes	Securities	Securities	Options	Total
Value, Beginning of Year	$4,394,581	$22,957,792	$32,649,989	($4,294,204)	$55,708,158
Purchases	-	-	-	-	-
Sales	(1,531,634)	(7,484,346)	(20,584,964)	-	(29,600,944)
Accrued Discounts (Premiums)	54,631	(783)	233,031	-	286,879
Net Realized Gains (Losses)	1,312	(3)	501,998	1,913,085	2,416,392
Change in Net Unrealized Appreciation (Depreciation)	(33,401)	313,457	309,803	1,838,371	2,428,230
Transfers In	2,400,000	9,952,427	2,428,154	-	14,780,581
Transfers Out	-	(4,094,464)	(11,676,650)	-	(15,771,114)

Value, End of Year	$5,285,489	$21,644,080	$3,861,361	($542,748)	$30,248,182

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($33,817)	$86,804	($5,948)	$812,769	$859,808

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION PROTECTED PORTFOLIO
Schedule of Investments
December 31, 2011

	Principal
	Amount	Value
U.S. TREASURY OBLIGATIONS - 40.9%

U.S. Treasury Inflation Protected Securities - 40.9%

0.625% due 07/15/21 ∧	$10,046,700	$10,752,320
1.125% due 01/15/21 ∧	42,833,266	47,795,885
1.250% due 07/15/20 ∧	49,298,009	55,795,339
1.375% due 07/15/18 ∧	20,717,881	23,475,949
1.375% due 01/15/20 ∧	26,178,000	29,820,433
1.625% due 01/15/18 ∧	23,022,318	26,243,647
1.750% due 01/15/28 ∧	25,573,148	30,765,698
1.875% due 07/15/19 ∧	21,210,000	25,007,926
2.000% due 01/15/26 ∧	16,405,711	20,176,465
2.125% due 01/15/19 ∧	20,038,540	23,838,028
2.125% due 02/15/40 ∧	18,008,932	24,172,777
2.125% due 02/15/41 ∧	15,923,600	21,515,522
2.375% due 01/15/25 ∧	43,702,203	55,583,739
2.375% due 01/15/27 ∧	28,104,685	36,320,921
2.500% due 01/15/29 ∧	22,654,097	30,255,611
2.625% due 07/15/17 ∧	11,176,684	13,308,983
3.375% due 04/15/32 ∧	8,929,900	13,778,559
3.625% due 04/15/28 ∧	32,760,000	48,707,470
3.875% due 04/15/29 ∧	34,558,966	53,909,291

		591,224,563

Total U.S. Treasury Obligations
(Cost $553,003,274)		591,224,563

FOREIGN GOVERNMENT BONDS & NOTES - 20.2%

Sweden Government Index-Linked Bond (Sweden)
0.000% due 04/01/14 ∧	SEK 71,000,000	13,138,825
1.000% due 04/01/12 ∧	819,000,000	132,122,591
United Kingdom Gilt Index-Linked Bond (United Kingdom)
2.500% due 08/16/13 ∧	GBP 13,900,000	61,246,541
2.500% due 07/26/16 ∧	16,000,000	84,883,675

Total Foreign Government Bonds & Notes
(Cost $292,222,690)		291,391,632

SHORT-TERM INVESTMENTS - 37.9%

Commercial Paper - 2.7%

Bank of Nova Scotia (Canada) 0.249% due 01/09/12	$13,000,000	12,999,292
Nestle Capital Corp 0.183% due 01/09/12	13,000,000	12,999,480
Westpac Banking Corp (Australia) 0.284% due 01/09/12	13,000,000	12,999,191

		38,997,963

Foreign Government Issue - 4.8%

International Bank for Reconstruction & Development (Multi-National)
0.035% due 04/02/12	70,000,000	69,993,739

U.S. Government Agency Issues - 12.1%

Fannie Mae 0.020% due 04/02/12	75,000,000	74,996,167
Federal Home Loan Bank 0.120% due 02/13/12	25,000,000	24,999,196
Freddie Mac 0.015% due 03/26/12	75,000,000	74,997,344

		174,992,707

Repurchase Agreement - 18.3%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $265,056,627; collateralized by Fannie Mae:0.750% - 1.000% due 09/02/14- 09/08/14 and value $51,456,506; and U.S. Treasury Notes: 0.625% due 07/15/14 and value $218,901,991)	265,056,333	265,056,333

Total Short-Term Investments
(Cost $549,040,742)		549,040,742

TOTAL INVESTMENTS - 99.0%
(Cost $1,394,266,706)		1,431,656,937

OTHER ASSETS & LIABILITIES, NET - 1.0%		15,055,263

NET ASSETS - 100.0%		$1,446,712,200

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	40.9%
Short-Term Investments	37.9%
Foreign Government Bonds & Notes	20.2%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

(b)	As of December 31, 2011, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	10.2%
A-1 (Short-Term Debt only)	21.2%
AA/U.S. Government & Agency Issues	53.5%
Not Rated	15.1%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INFLATION PROTECTED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(d)	Forward foreign currency contracts outstanding as of December 31, 2011 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Buy	CAD	11,259,485	02/12	CSF	$1,631
Buy	CAD	16,771,201	02/12	UBS	375,099
Buy	CAD	8,109,241	02/12	UBS	(31,782)
Sell	CAD	11,259,485	02/12	CSF	41,401
Sell	CAD	24,880,442	02/12	UBS	98,477
Sell	GBP	94,606,579	02/12	UBS	2,430,066
Buy	SEK	359,321,431	02/12	CSF	(1,987,110)
Sell	SEK	1,354,665,296	02/12	CSF	5,260,383

Total Forward Foreign Currency Contracts					$6,188,165

(e)	Swap agreements outstanding as of December 31, 2011 were as follows:

Total Return Swaps

						Upfront
						Premiums
		Counter-	Expiration	Notional		Paid	Unrealized
Receive Total Return	Pay	party	Date	Amount	Value	(Received)	Depreciation
Interest from Barclay Capital U.S. Inflation Linked Bonds	1-Month USD-LIBOR	BRC	01/14/12	$423,668,612	($1,026,350)	$-	($1,026,350)

Total Swap Agreements					($1,026,350)	$-	($1,026,350)

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	U.S. Treasury Obligations	$591,224,563	$-	$591,224,563	$-
	Foreign Government Bonds & Notes	291,391,632	-	291,391,632	-
	Short-Term Investments	549,040,742	-	549,040,742	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	8,207,057	-	8,207,057	-

	Total Assets	1,439,863,994	-	1,439,863,994	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(2,018,892)	-	(2,018,892)	-
	Interest Rate Contracts
	Swaps	(1,026,350)	-	(1,026,350)	-

	Total Liabilities - Derivatives	(3,045,242)	-	(3,045,242)	-

	Total Liabilities	(3,045,242)	-	(3,045,242)	-

	Total	$1,436,818,752	$-	$1,436,818,752	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.9%

Financials - 0.9%

Wells Fargo & Co 7.500%	50,000	$53,225,000

Total Convertible Preferred Stocks
(Cost $37,049,553)		53,225,000

PREFERRED STOCKS - 0.1%

Financials - 0.1%

DG Funding Trust § ~ Δ	233	1,749,949
General Motors Acceptance Corp Inc * ~	2,000	1,433,813

		3,183,762

Total Preferred Stocks
(Cost $3,835,681)		3,183,762

	Principal
	Amount
CORPORATE BONDS & NOTES - 27.6%

Consumer Discretionary - 0.5%

Comcast Corp 7.050% due 03/15/33	$3,000,000	3,796,977
Corporacion GEO SAB de CV (Mexico) 9.250% due 06/30/20 ~	2,600,000	2,567,500
Cox Communications Inc 6.800% due 08/01/28	110,000	121,582
Marks & Spencer Group PLC (United Kingdom) 6.250% due 12/01/17 ~	10,000,000	10,575,560
The Black & Decker Corp 4.750% due 11/01/14	6,000,000	6,524,742
The Home Depot Inc 5.400% due 03/01/16	5,000,000	5,781,400
Yum! Brands Inc 6.250% due 03/15/18	3,200,000	3,753,760

		33,121,521

Consumer Staples - 1.1%

Kraft Foods Inc
6.125% due 02/01/18	20,300,000	23,819,512
6.500% due 08/11/17	5,000,000	5,956,395
6.875% due 02/01/38	2,600,000	3,448,572
Philip Morris International Inc 6.375% due 05/16/38	4,100,000	5,354,375
Reynolds American Inc 7.625% due 06/01/16	4,100,000	4,894,605
Reynolds Group Issuer Inc 6.875% due 02/15/21 ~	8,000,000	8,000,000
The Clorox Co 5.950% due 10/15/17	5,000,000	5,789,270
The Kroger Co 5.500% due 02/01/13	2,900,000	3,025,814
Wal-Mart Stores Inc 5.800% due 02/15/18	7,200,000	8,835,350

		69,123,893

Energy - 3.1%

Cameron International Corp 1.459% due 06/02/14 §	6,100,000	6,128,597
Gaz Capital SA (Russia)
5.875% due 06/01/15 ~	EUR 1,800,000	2,411,189
8.146% due 04/11/18 ~	$11,000,000	12,430,000
9.250% due 04/23/19 ~	18,400,000	21,967,760
Indian Oil Corp Ltd (India) 4.750% due 01/22/15 ~	2,500,000	2,517,600
Nabors Industries Inc 6.150% due 02/15/18	1,900,000	2,124,656
NGPL PipeCo LLC 7.119% due 12/15/17 ~	18,800,000	18,585,548
Novatek Finance Ltd (Ireland) 5.326% due 02/03/16 ~	2,000,000	2,025,000
Odebrecht Drilling VIII/IX Ltd (Cayman) 6.350% due 06/30/21 ~	4,400,000	4,554,000
Petrobras International Finance Co (Cayman)
5.375% due 01/27/21	17,400,000	18,360,898
5.875% due 03/01/18	11,600,000	12,749,374
7.875% due 03/15/19	2,100,000	2,516,556
Petroleos Mexicanos (Mexico) 5.500% due 01/21/21	8,600,000	9,374,000
Ras Laffan Liquefied Natural Gas Co Ltd III (Qatar)
4.500% due 09/30/12 ~ Δ	1,900,000	1,931,825
6.332% due 09/30/27 ~ Δ	2,600,000	2,833,048
6.750% due 09/30/19 ~	2,600,000	3,088,150
Reliance Holdings USA Inc 4.500% due 10/19/20 ~ Δ	4,000,000	3,639,552
Statoil ASA (Norway) 7.150% due 01/15/29	1,000,000	1,378,431
Suncor Energy Inc (Canada) 6.100% due 06/01/18	36,800,000	43,609,766
The Williams Cos Inc 7.500% due 01/15/31	433,000	528,427
TNK-BP Finance SA (Luxembourg)
7.500% due 07/18/16 ~	400,000	423,000
7.875% due 03/13/18 ~	2,400,000	2,589,000
Transneft (Ireland) 8.700% due 08/07/18 ~	2,800,000	3,383,660
Transocean Inc (Cayman)
4.950% due 11/15/15	6,400,000	6,542,202
7.500% due 04/15/31	1,000,000	1,039,144

		186,731,383

Financials - 20.0%

Abbey National Treasury Services PLC (United Kingdom) 2.002% due 04/25/14 §	9,000,000	8,198,910
Allstate Life Global Funding Trusts 5.375% due 04/30/13	12,018,000	12,695,599
Ally Financial Inc
3.649% due 02/11/14 §	29,200,000	27,743,796
3.963% due 06/20/14 §	9,500,000	8,931,520
4.500% due 02/11/14	9,600,000	9,288,000
7.500% due 09/15/20	2,900,000	2,939,875
American Express Bank FSB 5.500% due 04/16/13	17,800,000	18,613,157
American Express Centurion Bank 6.000% due 09/13/17	39,100,000	44,279,381
American International Group Inc
5.050% due 10/01/15	7,200,000	6,979,601
5.450% due 05/18/17	4,400,000	4,215,394
5.600% due 10/18/16	6,820,000	6,581,552
5.850% due 01/16/18	25,400,000	24,897,563
8.000% due 05/22/68 § ~	EUR 5,600,000	5,834,481
Australia & New Zealand Banking Group Ltd (Australia) 2.125% due 01/10/14 ~	$5,400,000	5,398,083
Banco do Brasil SA (Brazil) 4.500% due 01/22/15 ~	2,000,000	2,078,000
Banco Santander Brazil SA (Brazil)
2.659% due 03/18/14 § ~	13,000,000	12,392,731
4.250% due 01/14/16 ~	6,300,000	6,016,500
4.500% due 04/06/15 ~	1,000,000	975,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value

Bank of America Corp
0.787% due 08/15/16 §	$2,800,000	$2,174,617
1.848% due 01/30/14 §	23,600,000	21,319,367
4.500% due 04/01/15	5,900,000	5,698,485
5.650% due 05/01/18	25,300,000	24,129,774
6.000% due 09/01/17	1,480,000	1,447,458
Bank of China Ltd (Hong Kong) 5.550% due 02/11/20 ~	1,700,000	1,766,970
Bank of India (India)
4.750% due 09/30/15 ~	4,800,000	4,639,939
6.250% due 02/16/21 ~	7,000,000	6,728,848
Bank of Montreal (Canada) 2.850% due 06/09/15 ~	4,200,000	4,357,811
Bank of Nova Scotia (Canada)
0.561% due 08/09/12	5,400,000	5,405,989
1.650% due 10/29/15 ~	4,200,000	4,199,542
Banque PSA Finance SA (France) 2.481% due 04/04/14 § ~	9,300,000	8,617,640
Barclays Bank PLC (United Kingdom)
0.746% due 03/23/17 §	1,300,000	1,189,572
2.375% due 01/13/14	2,000,000	1,958,698
5.450% due 09/12/12	23,200,000	23,706,015
10.179% due 06/12/21 ~	19,520,000	20,732,973
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	1,200,000	1,162,500
BNP Paribas (France) 1.291% due 01/10/14 §	16,200,000	14,949,457
BPCE SA (France) 2.375% due 10/04/13 ~	1,700,000	1,647,230
Capital One Capital IV 6.745% due 02/05/82 §	300,000	297,750
CCCA LLC 7.900% due 10/15/12 ~	200,000	205,416
CIT Group Inc
5.250% due 04/01/14 ~	1,700,000	1,702,125
7.000% due 05/01/15	1,207,357	1,211,281
7.000% due 05/01/16	2,012,262	2,014,777
7.000% due 05/01/17	2,817,166	2,820,687
CitiFinancial Inc 6.625% due 06/01/15	4,000,000	4,212,920
Citigroup Capital XXI 8.300% due 12/21/77 §	62,050,000	62,127,562
Citigroup Inc
0.810% due 06/09/16 §	15,900,000	12,428,537
5.500% due 04/11/13	10,200,000	10,417,617
5.875% due 05/29/37	1,800,000	1,800,589
6.250% due 09/02/19	GBP 5,000,000	8,213,755
8.500% due 05/22/19	$11,500,000	13,551,749
CNA Financial Corp 5.850% due 12/15/14	9,000,000	9,491,121
Credit Suisse NY (Switzerland) 2.200% due 01/14/14	3,700,000	3,661,413
Daimler Finance North America LLC 6.500% due 11/15/13	6,500,000	7,083,934
Everest Reinsurance Holdings Inc 5.400% due 10/15/14	2,000,000	2,117,052
Ford Motor Credit Co LLC
3.148% due 01/13/12 §	10,000,000	10,018,300
7.000% due 10/01/13	700,000	744,080
7.000% due 04/15/15	500,000	538,750
8.000% due 12/15/16	500,000	568,672
12.000% due 05/15/15	3,300,000	4,067,794
General Electric Capital Corp
5.875% due 01/14/38	12,300,000	13,054,248
6.875% due 01/10/39	6,900,000	8,279,752
GMAC International Finance BV (Netherlands) 7.500% due 04/21/15	EUR 13,000,000	16,068,119
Goldman Sachs Capital II 5.793% due 06/01/43 §	$13,500,000	8,370,000
HSBC Bank PLC (United Kingdom) 2.000% due 01/19/14 ~	3,900,000	3,843,665
HSBC Holdings PLC (United Kingdom) 6.500% due 09/15/37	8,500,000	8,402,709
ICICI Bank Ltd (India) 4.750% due 11/25/16 ~	26,700,000	25,507,711
ING Bank NV (Netherlands) 2.500% due 01/14/16 ~	2,500,000	2,457,745
Intesa Sanpaolo SPA (Italy) 2.906% due 02/24/14 § ~	9,100,000	8,016,936
JPMorgan Chase & Co
1.654% due 09/26/13 §	EUR 9,800,000	12,391,867
3.150% due 07/05/16	$36,735,000	36,953,132
6.000% due 01/15/18	3,300,000	3,685,503
7.900% § ±	3,615,000	3,861,839
JPMorgan Chase Bank NA 0.872% due 06/13/16 §	1,000,000	895,935
Kreditanstalt fuer Wiederaufbau (Germany) 2.000% due 09/07/16	EUR 8,900,000	11,778,083
LeasePlan Corp NV (Netherlands) 3.125% due 02/10/12	10,900,000	14,145,589
Lehman Brothers Holdings Inc
5.625% due 01/24/13 Ψ	$35,100,000	9,389,250
6.750% due 12/28/17 Ψ	17,000,000	18,700
6.875% due 05/02/18 Ψ	4,300,000	1,161,000
Lloyds TSB Bank PLC (United Kingdom)
4.875% due 01/21/16	4,800,000	4,683,082
12.000% § ± ~	5,400,000	4,953,863
Marsh & McLennan Cos Inc 5.750% due 09/15/15	910,000	1,008,796
Merrill Lynch & Co Inc
6.050% due 08/15/12	500,000	507,309
6.875% due 04/25/18	26,100,000	25,758,951
MetLife Institutional Funding II 1.481% due 04/04/14 § ~	41,300,000	41,235,861
Metropolitan Life Global Funding I 5.125% due 04/10/13 ~	600,000	627,035
National Australia Bank Ltd (Australia) 5.350% due 06/12/13 ~	6,700,000	6,999,544
National Bank of Canada (Canada) 2.200% due 10/19/16 ~	600,000	605,790
New York Life Global Funding 4.650% due 05/09/13 ~	1,510,000	1,583,803
Nordea Bank AB (Sweden) 4.875% due 01/27/20 ~	22,500,000	23,136,727
Nykredit Realkredit AS (Denmark)
2.092% due 04/01/38 §	DKK 30,704,399	5,204,453
2.092% due 10/01/38 §	34,013,758	5,781,681
Principal Life Income Funding Trusts 5.300% due 04/24/13	$3,800,000	3,988,545
Prudential Financial Inc 6.100% due 06/15/17	5,000,000	5,496,930
Realkredit Danmark AS (Denmark) 2.440% due 01/01/38 §	DKK 176,545,503	30,082,931
Santander Finance Preferred SA Unipersonal (Spain) 11.300% § ±	GBP 7,500,000	10,168,268
SLM Corp
0.718% due 01/27/14 §	$9,200,000	8,320,866
4.875% due 12/17/12	GBP 2,015,000	3,103,632
5.000% due 10/01/13	$1,250,000	1,253,125
5.125% due 08/27/12	200,000	201,062
5.375% due 01/15/13	770,000	775,567
5.375% due 05/15/14	500,000	500,680
8.450% due 06/15/18	300,000	310,500
Springleaf Finance Corp 6.900% due 12/15/17	5,000,000	3,625,000
State Bank of India (India)
4.500% due 07/27/15 ~	5,200,000	5,148,291
4.500% due 07/27/15 ~ Δ	2,900,000	2,843,305

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Sumitomo Mitsui Banking Corp (Japan) 1.950% due 01/14/14 ~	$2,400,000	$2,429,573
Temasek Financial I Ltd (Singapore) 4.300% due 10/25/19 ~	4,000,000	4,313,716
The Bear Stearns Cos Inc
6.400% due 10/02/17	19,100,000	21,370,169
7.250% due 02/01/18	13,000,000	15,255,851
The Dai-ichi Life Insurance Co Ltd (Japan) 7.250% § ± ~	4,700,000	4,737,656
The Goldman Sachs Group Inc
1.817% due 05/23/16 §	EUR 2,800,000	3,029,107
1.940% due 01/30/17 §	1,000,000	1,050,726
5.375% due 03/15/20	$205,000	202,605
6.250% due 09/01/17	37,000,000	38,736,336
6.750% due 10/01/37	16,700,000	15,561,344
The Royal Bank of Scotland Group PLC (United Kingdom)
3.950% due 09/21/15	6,600,000	6,195,130
4.875% due 08/25/14 ~	1,100,000	1,077,115
6.990% § ± ~	3,000,000	1,893,750
7.640% § ±	16,000,000	8,660,000
UBS AG (Switzerland)
1.425% due 01/28/14 §	1,300,000	1,266,711
1.595% due 02/23/12 §	3,600,000	3,604,565
5.875% due 12/20/17	24,700,000	25,752,590
Vnesheconombank (Ireland) 5.450% due 11/22/17 ~	2,100,000	2,084,250
Volkswagen International Finance NV (Netherlands) 1.031% due 10/01/12 § ~	21,000,000	20,983,347
Wachovia Bank NA
0.812% due 11/03/14 § ‡	21,500,000	20,281,272
0.876% due 03/15/16 §	9,300,000	8,333,758
5.000% due 08/15/15	6,000,000	6,256,776
WEA Finance LLC 5.700% due 10/01/16 ~	7,500,000	8,042,542
Wells Fargo & Co 7.980% § ±	58,900,000	63,391,125
Westpac Banking Corp (Australia) 1.309% due 03/31/14 § ~	17,100,000	17,160,380
XL Capital Finance Europe PLC (United Kingdom) 6.500% due 01/15/12	5,000,000	5,006,110

		1,216,051,793

Health Care - 0.1%

UnitedHealth Group Inc
6.000% due 02/15/18	2,300,000	2,737,471
6.875% due 02/15/38	2,700,000	3,626,932

		6,364,403

Industrials - 0.7%

CSX Corp 5.600% due 05/01/17	5,000,000	5,725,710
ERAC USA Finance LLC 6.375% due 10/15/17 ~	5,000,000	5,786,290
International Lease Finance Corp
5.300% due 05/01/12	10,000,000	10,025,000
5.750% due 05/15/16	1,500,000	1,392,880
6.375% due 03/25/13	4,500,000	4,500,000
Masco Corp 6.125% due 10/03/16	10,000,000	10,274,630
Noble Group Ltd (Bermuda) 6.750% due 01/29/20 ~	8,400,000	7,308,000
United Air Lines Inc
9.350% due 04/07/16 Ψ Δ	67,625	14,709
9.560% due 10/19/18 Ψ Δ	744,720	202,936
10.850% due 02/19/15 Ψ Δ	608,290	266,127

		45,496,282

Information Technology - 0.4%

Hewlett-Packard Co
0.786% due 05/24/13 §	25,500,000	25,259,433

Materials - 0.7%

BHP Billiton Finance USA Ltd (Australia) 5.125% due 03/29/12	3,000,000	3,033,267
Braskem Finance Ltd (Cayman) 5.750% due 04/15/21 ~	4,000,000	4,010,000
CSN Islands XI Corp (Cayman) 6.875% due 09/21/19 ~	4,200,000	4,458,300
Gerdau Holdings Inc 7.000% due 01/20/20 ~	10,400,000	11,024,000
Gerdau Trade Inc (United Kingdom) 5.750% due 01/30/21 ~	1,200,000	1,197,000
Rio Tinto Alcan Inc (Canada) 5.000% due 06/01/15	2,500,000	2,716,052
Rohm & Haas Co 6.000% due 09/15/17	10,000,000	11,386,850
Sealed Air Corp 5.625% due 07/15/13 ~	2,100,000	2,183,507
Vale Overseas Ltd (Cayman) 6.250% due 01/23/17	700,000	792,514
Xstrata Canada Corp (Canada)
5.375% due 06/01/15	60,000	65,216
6.000% due 10/15/15	107,000	115,374

		40,982,080

Telecommunication Services - 0.7%

American Tower Corp 7.000% due 10/15/17	132,000	149,280
AT&T Inc 6.300% due 01/15/38	6,800,000	8,362,660
BellSouth Corp 5.200% due 09/15/14	9,100,000	10,067,676
Embarq Corp 6.738% due 06/01/13	185,000	192,589
Qtel International Finance Ltd (Bermuda)
3.375% due 10/14/16 ~	300,000	303,750
4.750% due 02/16/21 ~	600,000	607,500
5.000% due 10/19/25 ~	7,000,000	7,035,000
Sprint Capital Corp 8.750% due 03/15/32	5,000,000	4,068,750
U.S. West Communications Inc 6.875% due 09/15/33	1,386,000	1,381,635
Verizon Communications Inc 5.550% due 02/15/16	8,000,000	9,164,424

		41,333,264

Utilities - 0.3%

Centrais Eletricas Brasileiras SA (Brazil) 6.875% due 07/30/19 ~	6,900,000	7,866,000
ENN Energy Holdings Ltd (Cayman) 6.000% due 05/13/21 ~	1,100,000	994,685
Korea Hydro & Nuclear Power Co Ltd (South Korea) 6.250% due 06/17/14 ~	900,000	975,348
Majapahit Holding BV (Netherlands) 7.750% due 10/17/16 ~	2,800,000	3,153,500
Progress Energy Inc 6.850% due 04/15/12	20,000	20,341
TECO Finance Inc 6.750% due 05/01/15	5,600,000	6,286,353

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
The Tokyo Electric Power Co Inc (Japan)
1.500% due 05/30/14	JPY 8,000,000	$87,344
1.850% due 07/28/14	36,000,000	391,366

		19,774,937

Total Corporate Bonds & Notes
(Cost $1,671,095,442)		1,684,238,989

SENIOR LOAN NOTES - 0.2%

Consumer Discretionary - 0.0%

Yell Group PLC Term B1
4.046% due 07/31/14 § Δ	$5,494,748	1,538,530

Financials - 0.2%

Springleaf Finance Corp
5.500% due 05/10/17 §	16,800,000	14,663,258

Total Senior Loan Notes
(Cost $22,217,498)		16,201,788

MORTGAGE-BACKED SECURITIES - 51.0%

Collateralized Mortgage Obligations - Commercial - 3.0%

Banc of America Commercial Mortgage Inc 5.451% due 01/15/49 "	290,000	316,341
Bank of America Large Loan Inc 2.028% due 11/15/15 " § ~	4,490,026	4,066,484
BCRR Trust 5.858% due 07/17/40 " § ~	16,400,000	18,409,599
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/44 "	900,000	951,514
5.471% due 01/12/45 " §	1,300,000	1,470,287
5.700% due 06/11/50 "	6,900,000	7,664,013
7.000% due 05/20/30 " §	275,766	280,256
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.322% due 12/11/49 "	235,000	250,263
Commercial Mortgage Pass-Through Certificates 5.306% due 12/10/46 "	2,400,000	2,612,728
Credit Suisse Mortgage Capital Certificates
0.508% due 10/15/21 " § ~	22,541,862	21,103,150
5.467% due 09/15/39 "	35,300,000	37,678,567
5.661% due 03/15/39 " §	400,000	430,881
European Loan Conduit (Ireland) 1.612% due 05/15/19 " § ~	EUR 599,136	639,732
GMAC Commercial Mortgage Securities Inc (IO) 0.941% due 05/15/35 " § Δ	$1,206,839	35,886
Greenwich Capital Commercial Funding Corp
4.799% due 08/10/42 " §	200,000	215,438
5.444% due 03/10/39 "	18,200,000	19,778,504
JPMorgan Chase Commercial Mortgage Securities Corp 5.740% due 02/12/49 " §	5,660,000	6,149,330
LB-UBS Commercial Mortgage Trust
5.318% due 02/15/40 "	81,989	82,049
5.866% due 09/15/45 " §	1,600,000	1,762,614
Lehman Large Loan (IO) 0.839% due 10/12/34 " § Δ	1,781,287	1,628
Merrill Lynch Floating Trust 0.814% due 07/09/21 " § ~	13,597,197	12,606,131
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700% due 09/12/49 "	7,600,000	8,123,526
Morgan Stanley Capital I
5.731% due 07/12/44 " §	6,300,000	6,996,622
5.809% due 12/12/49 "	300,000	331,783
Morgan Stanley Reremic Trust 5.790% due 08/12/45 " § ~	700,000	788,058
Mortgage Capital Funding Inc (IO) 1.726% due 11/20/27 " § Δ	1,211	-
Wachovia Bank Commercial Mortgage Trust
0.358% due 06/15/20 " § ~	15,453,710	13,834,100
5.342% due 12/15/43 "	16,200,000	17,146,582
5.678% due 05/15/46 "	215,000	236,854

		183,962,920

Collateralized Mortgage Obligations - Residential - 4.0%

Adjustable Rate Mortgage Trust
2.766% due 05/25/35 " §	349,021	336,027
2.860% due 09/25/35 " §	2,725,217	1,874,190
Arran Residential Mortgages Funding PLC (United Kingdom)
2.659% due 05/16/47 " § ~	EUR 2,214,868	2,863,352
2.859% due 05/16/47 " § ~	9,300,000	11,975,263
Banc of America Funding Corp
2.655% due 02/20/36 " §	$5,019,421	4,187,101
2.695% due 05/25/35 " §	6,983,412	6,817,371
5.743% due 01/20/47 " §	653,068	414,561
Banc of America Funding Corp (IO) 4.556% due 01/25/36 " § Δ	7,186,540	1,040,757
Banc of America Mortgage Securities Inc 5.000% due 05/25/34 "	252,692	252,951
BCAP LLC Trust
0.464% due 01/25/37 " §	3,975,954	1,839,861
5.250% due 02/26/36 " ~	6,564,616	6,580,728
5.250% due 08/26/37 " ~	15,600,000	15,288,000
5.636% due 03/26/37 " § ~	1,000,000	738,000
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/35 " §	56,991	52,569
2.250% due 08/25/35 " §	1,925,012	1,650,950
2.400% due 10/25/35 " §	1,416,934	1,111,740
2.595% due 08/25/33 " §	6,439,867	6,090,015
2.710% due 03/25/35 " §	7,670,794	7,147,140
2.723% due 04/25/33 " §	21,208	18,580
2.819% due 01/25/35 " §	1,119,362	902,574
2.853% due 02/25/34 " §	926,685	792,934
Bear Stearns Alt-A Trust
1.134% due 11/25/34 " §	1,179,251	884,537
2.517% due 01/25/36 " §	4,861,072	2,359,834
2.592% due 05/25/35 " §	4,820,084	3,535,889
2.772% due 09/25/35 " §	7,705,046	4,886,479
2.823% due 11/25/36 " §	5,483,515	2,660,393
Bear Stearns Structured Products Inc
2.553% due 01/26/36 " §	2,629,569	1,546,641
3.618% due 12/26/46 " §	1,810,567	1,073,824
Citigroup Mortgage Loan Trust Inc
2.450% due 09/25/35 " §	2,343,982	1,870,343
2.660% due 10/25/35 " §	237,841	182,718
2.700% due 08/25/35 " §	2,350,767	1,315,403
Countrywide Alternative Loan Trust 0.574% due 02/25/37 " §	352,330	167,091
Countrywide Alternative Loan Trust (IO) 4.706% due 05/25/35 " § Δ	11,777,306	1,301,019
Countrywide Home Loan Mortgage Pass-Through Trust
0.614% due 03/25/35 " §	2,644,254	1,498,577
0.634% due 06/25/35 " § ~	9,112,398	7,684,020
2.595% due 02/20/36 " §	3,000,754	2,047,577
2.795% due 08/25/34 " §	483,726	334,074
2.800% due 05/20/34 " §	3,313,688	2,750,193
5.750% due 05/25/33 "	11,537	11,567

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Credit Suisse First Boston Mortgage Securities Corp 0.884% due 03/25/32 " § ~	$490,380	$370,089
Downey Savings & Loan Association Mortgage Loan Trust 2.688% due 07/19/44 " §	1,875,580	1,323,853
Fannie Mae
0.354% due 07/25/37 " §	810,712	779,073
0.685% due 04/18/28 " §	239,101	240,001
0.735% due 10/18/30 " §	1,766	1,774
0.794% due 03/25/17 " §	61,028	61,428
5.000% due 03/25/21 "	95,580	101,103
6.499% due 10/25/42 " §	2,179,221	2,433,509
Fannie Mae (IO) 6.406% due 10/25/35 " § Δ	23,462	3,729
First Horizon Alternative Mortgage Securities
2.250% due 09/25/35 " §	208,400	125,046
2.282% due 03/25/35 " §	1,881,104	1,145,397
2.317% due 06/25/34 " §	9,851,463	8,293,154
6.000% due 01/25/35 "	226,222	220,705
First Horizon Asset Securities Inc 2.746% due 08/25/35 " §	432,954	333,456
Freddie Mac
0.628% due 12/15/29 " §	35,431	35,482
3.500% due 07/15/32 "	157,614	163,051
5.500% due 03/15/17 "	28,639	28,635
7.000% due 09/15/21 "	61,335	68,919
7.500% due 01/15/23 - 09/20/26 "	1,733,938	1,984,381
Freddie Mac Structured Pass-Through Securities
1.399% due 10/25/44 " §	3,192,111	3,124,756
1.609% due 07/25/44 " §	16,759,675	17,090,388
Government National Mortgage Association 7.000% due 02/16/29 "	233,100	252,761
Greenpoint Mortgage Funding Trust 0.564% due 11/25/45 " §	95,206	51,126
Greenpoint Mortgage Pass-Through Certificates 2.798% due 10/25/33 " §	1,357,144	1,082,934
GSR Mortgage Loan Trust 2.685% due 09/25/35 " §	224,217	196,179
Harborview Mortgage Loan Trust
1.025% due 02/19/34 " §	58,370	47,445
2.750% due 07/19/35 " §	2,111,036	1,574,218
Holmes Master Issuer PLC (United Kingdom) 2.922% due 10/15/54 " § ~	EUR 4,900,000	6,327,602
Impac CMB Trust 0.834% due 05/25/35 " §	$221,188	150,611
Imperial Savings Association 7.033% due 02/25/18 " §	1,037	995
IndyMac ARM Trust 1.785% due 01/25/32 " §	44,148	34,941
IndyMac Index Mortgage Loan Trust 2.592% due 12/25/34 " §	270,491	187,478
JPMorgan Mortgage Trust
5.024% due 02/25/35 " §	1,043,719	1,016,050
5.750% due 01/25/36 "	475,841	438,157
MASTR Adjustable Rate Mortgages Trust 2.664% due 04/21/34 " §	173,643	167,493
MASTR Alternative Loans Trust 0.694% due 03/25/36 " § Ψ	1,017,439	223,976
MASTR Asset Securitization Trust 5.500% due 09/25/33 "	101,528	105,668
Merrill Lynch Mortgage Investors Inc
0.504% due 02/25/36 " §	1,294,546	842,001
2.612% due 06/25/35 " §	227,011	182,878
MLCC Mortgage Investors Inc
0.544% due 11/25/35 " §	228,232	188,259
1.270% due 10/25/35 " §	504,959	401,423
2.079% due 12/25/34 " §	627,488	593,858
2.420% due 10/25/35 " §	1,754,465	1,426,852
PHH Alternative Mortgage Trust 0.454% due 02/25/37 " §	37,361,624	20,844,555
Provident Funding Mortgage Loan Trust 2.619% due 04/25/34 " §	14,439	13,544
Residential Accredit Loans Inc
0.474% due 06/25/46 " §	2,624,886	828,696
0.504% due 04/25/46 " §	264,954	89,508
5.750% due 01/25/33 "	117,559	121,995
6.000% due 06/25/36 "	10,617,580	6,182,665
Residential Asset Securitization Trust 0.694% due 01/25/46 " §	2,523,098	1,056,883
Residential Asset Securitization Trust (IO) 4.656% due 11/25/35 " § Δ	9,260,333	1,156,437
Residential Funding Mortgage Securities I Inc 3.033% due 09/25/35 " §	1,491,075	935,505
Sequoia Mortgage Trust 0.635% due 07/20/33 " §	2,365,018	1,992,758
Structured Adjustable Rate Mortgage Loan Trust
2.532% due 08/25/35 " §	347,410	249,139
2.533% due 01/25/35 " §	1,181,422	870,767
Structured Asset Mortgage Investments Inc
0.504% due 05/25/46 " §	2,128,224	1,014,157
0.514% due 05/25/36 " §	1,682,013	760,351
0.524% due 05/25/45 " §	556,850	304,205
0.535% due 07/19/35 " §	1,684,177	1,326,800
0.574% due 02/25/36 " §	2,186,177	1,061,805
0.865% due 07/19/34 " §	59,046	48,780
0.945% due 09/19/32 " §	245,958	204,321
1.125% due 10/19/33 " §	7,026	5,030
SunTrust Alternative Loan Trust (IO) 4.806% due 12/25/35 " § Δ	22,755,980	2,927,206
Washington Mutual Alternative Mortgage Pass-Through Certificates (IO)
4.556% due 11/25/35 " § Δ	41,246,480	6,470,492
4.656% due 11/25/35 " § Δ	11,345,018	1,212,688
Washington Mutual Mortgage Pass-Through Certificates
0.564% due 12/25/45 " §	141,444	101,728
0.584% due 10/25/45 " §	149,547	108,009
0.604% due 01/25/45 " §	1,843,974	1,378,558
0.614% due 01/25/45 " §	106,580	79,796
1.608% due 08/25/42 " §	99,505	79,609
2.468% due 02/27/34 " §	1,862,813	1,775,339
Washington Mutual MSC Mortgage Pass-Through Certificates
2.119% due 02/25/33 " §	7,357	6,302
2.389% due 02/25/33 " §	82,093	72,958
Wells Fargo Mortgage-Backed Securities Trust
2.661% due 12/25/34 " §	1,248,239	1,175,165
2.665% due 10/25/33 " §	307,242	286,573
2.666% due 03/25/36 " §	16,040,770	12,457,799
2.689% due 03/25/36 " §	419,840	335,723
2.696% due 04/25/36 " §	3,641,599	2,981,627
2.719% due 02/25/35 " §	119,872	105,694
2.948% due 01/25/35 " §	2,071,213	1,908,912
5.500% due 12/25/35 "	8,626,858	8,563,274
5.617% due 04/25/36 " §	1,877,085	770,270

		243,371,300

Fannie Mae - 41.2%

1.418% due 08/01/42 - 10/01/44 " §	2,910,675	2,927,757
1.752% due 09/01/35 " §	724,476	744,639
1.926% due 09/01/33 " §	100,374	105,144
1.941% due 02/01/33 " §	686,515	709,009
1.995% due 08/01/36 " §	1,213,231	1,277,746
2.115% due 07/01/35 " §	5,021,184	5,238,703
2.132% due 07/01/33 " §	88,162	92,597

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
2.175% due 02/01/33 " §	$19,705	$20,355
2.199% due 08/01/35 " §	1,132,308	1,178,402
2.205% due 04/01/35 " §	2,759,380	2,871,253
2.225% due 12/01/34 " §	3,562,284	3,712,633
2.255% due 01/01/25 " §	88,380	90,651
2.268% due 01/01/34 " §	29,149	31,076
2.283% due 03/01/34 " §	39,333	40,830
2.301% due 12/01/22 " §	32,573	34,194
2.325% due 11/01/23 " §	97	97
2.336% due 01/01/23 " §	151,680	159,168
2.342% due 11/01/34 " §	37,703	39,674
2.345% due 04/01/27 " §	38,351	38,625
2.439% due 03/01/33 " §	37,700	39,591
2.521% due 11/01/34 " §	10,874,268	11,547,815
2.600% due 03/01/33 " §	875,389	891,963
2.737% due 06/01/34 " §	31,365	33,121
3.000% due 02/01/27 "	39,000,000	40,163,904
3.330% due 11/01/21 "	399,441	423,922
3.500% due 01/01/27 - 03/01/41 "	87,746,226	90,813,256
3.649% due 05/01/36 " §	105,396	106,894
3.749% due 05/01/36 " §	98,182	99,176
3.835% due 05/01/36 " §	3,206,416	3,369,303
4.000% due 07/01/18 - 12/01/41 "	899,165,284	945,808,044
4.500% due 08/01/22 - 01/01/42 "	847,006,681	901,625,941
4.614% due 07/01/33 " §	60,740	64,920
4.699% due 09/01/34 " §	1,333,351	1,430,671
4.803% due 04/01/34 " §	447,607	478,708
4.973% due 09/01/35 " §	845,329	903,242
5.000% due 02/01/34 - 01/01/42 "	68,368,776	73,906,879
5.112% due 12/01/34 " §	42,863	45,920
5.210% due 08/01/34 " §	33,215	35,616
5.372% due 01/01/36 " §	721,362	776,659
5.500% due 04/01/13 - 01/01/42 "	176,496,439	192,340,727
6.000% due 04/01/16 - 02/01/42 "	196,891,051	216,845,218
6.500% due 01/01/13 - 09/01/37 "	5,833,557	6,524,193
7.500% due 01/01/33 "	77,556	92,409
8.000% due 05/01/30 - 08/01/30 "	18,745	20,490
8.500% due 07/01/32 "	6,304	7,708

		2,507,708,843

Federal Housing Authority - 0.0%

6.896% due 07/01/20 "	221,078	218,672
7.430% due 11/01/19 - 11/01/22 "	129,706	128,427

		347,099

Freddie Mac - 2.6%

2.095% due 09/01/35 " §	757,988	789,539
2.387% due 01/01/28 " §	30,597	32,107
2.484% due 05/01/23 - 07/01/32 " §	45,663	46,279
2.499% due 03/01/32 " §	432,789	455,052
2.500% due 05/01/32 " §	26,810	27,239
4.500% due 02/01/39 - 06/01/41 "	103,578,960	109,852,857
4.902% due 06/01/17 " §	4,017	4,064
5.500% due 03/01/23 - 01/01/42 "	37,674,870	41,120,571
6.000% due 03/03/18 - 10/01/22 "	1,739,196	1,911,275
6.500% due 01/01/15 - 05/01/17 "	1,108,789	1,201,888
7.000% due 10/01/37 "	502,821	573,815

		156,014,686

Government National Mortgage Association - 0.2%

1.625% due 07/20/23 - 09/20/32 " §	900,483	926,575
1.750% due 03/20/32 " §	77,198	79,969
2.000% due 07/20/25 - 01/20/33 " §	410,753	423,949
2.125% due 09/20/22 - 12/20/32 " §	1,663,323	1,715,662
2.250% due 03/20/28 - 03/20/29 " §	36,996	38,209
2.375% due 05/20/22 - 06/20/32 " §	3,761,330	3,893,133
2.500% due 11/20/24 - 03/20/33 " §	360,256	373,187
2.625% due 11/20/24 " §	124,336	129,312
2.750% due 03/20/29 " §	45,245	47,227
3.000% due 08/20/20 " §	80,149	83,734
3.500% due 10/20/40 - 01/01/42 "	2,065,241	2,157,685
6.000% due 02/15/38 - 03/15/39 "	319,039	362,263
6.500% due 11/15/38 "	260,140	301,632
7.500% due 02/15/31 - 12/15/31 "	96,335	112,816
8.000% due 12/15/29 - 08/15/32 "	661,497	774,365
8.500% due 09/15/16 - 12/15/30 "	750,829	814,165
9.000% due 02/15/17 - 04/15/20 "	16,568	19,439
10.000% due 05/15/19 - 02/15/25 "	14,713	17,037

		12,270,359

Total Mortgage-Backed Securities
(Cost $3,055,097,132)		3,103,675,207

ASSET-BACKED SECURITIES - 2.1%

Access Group Inc 1.718% due 10/27/25 " §	21,783,423	21,892,656
Aurum 2002 - 1A Ltd CLO (Cayman) 1.103% due 04/15/14 " § ~	2,424,992	2,399,670
Citibank Omni Master Trust
2.378% due 05/16/16 " § ~	55,935,000	56,283,749
3.028% due 08/15/18 " § ~	15,500,000	16,270,651
Countrywide Asset-Backed Certificates 1.034% due 02/25/33 " §	8,285	7,957
Daimler Chrysler Auto Trust 5.280% due 03/08/13 "	39,714	39,753
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30 "	82,810	80,495
GE-WMC Mortgage Securities LLC 0.334% due 08/25/36 " §	2,208	647
Hillmark Funding CDO (Cayman) 0.729% due 05/21/21 " § ~	18,700,000	17,301,016
IMC Home Equity Loan Trust 6.340% due 08/20/29 " §	18,894	18,514
Long Beach Mortgage Loan Trust 0.854% due 10/25/34 " §	17,007	12,539
Mid-State Trust
7.340% due 07/01/35 "	1,480,991	1,524,819
7.791% due 03/15/38 "	608,089	576,614
8.330% due 04/01/30 "	2,178,620	2,194,909
Penta SA CLO (Luxembourg) 1.917% due 06/04/24 " § ~	EUR 1,742,953	2,005,328
Renaissance Home Equity Loan Trust 0.734% due 08/25/33 " §	$545,643	452,238
Santander Drive Auto Receivables Trust 0.950% due 08/15/13 "	69,348	69,346
Saxon Asset Securities Trust 0.814% due 08/25/32 " §	804	799
SLC Student Loan Trust 4.750% due 06/15/33 " § ~	5,332,141	5,220,099
SLM Student Loan Trust 0.868% due 01/25/17 " §	4,000,000	3,988,028
Small Business Administration 4.754% due 08/10/14 "	920,417	974,594
Structured Asset Securities Corp 0.874% due 01/25/33 " §	30,753	25,982

Total Asset-Backed Securities
(Cost $132,327,127)		131,340,403

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY ISSUES - 0.2%

Freddie Mac
2.000% due 08/25/16	$3,700,000	$3,853,487
2.500% due 05/27/16	3,700,000	3,924,313
4.875% due 06/13/18	3,600,000	4,345,196
Small Business Administration Participation Certificates 6.120% due 09/01/21	1,127,604	1,266,507

Total U.S. Government Agency Issues
(Cost $13,083,081)		13,389,503

U.S. TREASURY OBLIGATIONS - 19.8%

U.S. Treasury Inflation Protected Securities - 3.8%

0.625% due 07/15/21 ∧	4,922,883	5,268,637
1.125% due 01/15/21 ∧ ‡	40,473,192	45,162,376
1.250% due 07/15/20 ∧	6,956,543	7,873,395
1.750% due 01/15/28 ∧ ‡	36,641,154	44,081,030
2.000% due 01/15/26 ∧	26,582,271	32,692,046
2.125% due 02/15/40 ∧	14,666,960	19,686,962
2.375% due 01/15/25 ∧ ‡	9,009,525	11,458,990
2.375% due 01/15/27 ∧	2,694,816	3,482,629
2.500% due 01/15/29 ∧ ‡	24,573,578	32,819,168
3.625% due 04/15/28 ∧	8,680,000	12,905,398
3.875% due 04/15/29 ∧	9,090,840	14,181,001

		229,611,632

U.S. Treasury Notes - 16.0%

0.250% due 12/15/14 ‡	10,300,000	10,269,419
0.875% due 12/31/16	51,400,000	51,512,463
1.375% due 11/30/18 ‡	83,400,000	83,699,740
1.375% due 12/31/18	5,200,000	5,210,561
1.500% due 08/31/18 ‡	279,000,000	283,185,000
2.000% due 11/15/21	12,900,000	13,043,113
2.125% due 08/15/21	49,100,000	50,342,868
2.625% due 08/15/20 ‡	31,300,000	33,757,551
2.625% due 11/15/20 ‡	34,200,000	36,813,085
3.000% due 02/28/17	12,500,000	13,830,075
3.375% due 11/15/19	2,000,000	2,280,156
3.500% due 05/15/20	10,800,000	12,421,685
3.625% due 02/15/20	17,700,000	20,526,478
3.625% due 02/15/21 ‡	308,600,000	358,217,016

		975,109,210

Total U.S. Treasury Obligations
(Cost $1,179,061,082)		1,204,720,842

FOREIGN GOVERNMENT BONDS & NOTES - 12.0%

Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/13	BRL 17,401,000	8,860,167
10.000% due 01/01/14	17,594,000	8,872,913
10.000% due 01/01/17	633,828,000	326,681,798
10.000% due 01/01/21	33,936,000	16,045,137
Canada Government Bond (Canada)
2.750% due 09/01/16	CAD 6,500,000	6,805,939
3.250% due 06/01/21	2,500,000	2,728,957
3.750% due 06/01/19	2,900,000	3,257,992
4.250% due 06/01/18	900,000	1,031,146
Canada Housing Trust No 1 (Canada)
2.650% due 03/15/22 ~ Δ	2,800,000	2,789,501
3.350% due 12/15/20 ~	20,700,000	21,985,584
3.750% due 03/15/20 ~	10,100,000	11,046,104
3.800% due 06/15/21 ~	2,200,000	2,415,843
Export-Import Bank of Korea (South Korea)
4.000% due 01/29/21	$1,900,000	1,842,362
5.125% due 06/29/20	6,800,000	7,151,512
Hydro Quebec (Canada) 8.625% due 06/15/29	1,000,000	1,602,254
Italy Buoni Poliennali Del Tesoro Index-Linked (Italy)
2.100% due 09/15/16 ∧	EUR 2,278,452	2,568,617
2.100% due 09/15/21 ∧	14,673,540	14,243,616
Korea Housing Finance Corp (South Korea) 4.125% due 12/15/15 ~	$12,300,000	12,764,842
Mexican Bonos (Mexico)
6.000% due 06/18/15	MXN 62,600,000	4,605,019
6.250% due 06/16/16	94,000,000	6,949,824
9.500% due 12/18/14	12,700,000	1,019,480
10.000% due 12/05/24	632,000,000	58,369,659
Province of British Columbia (Canada)
3.250% due 12/18/21	CAD 700,000	713,007
4.300% due 06/18/42	800,000	925,142
Province of Ontario (Canada)
1.375% due 01/27/14	$7,100,000	7,178,718
1.600% due 09/21/16	5,100,000	5,091,202
1.875% due 09/15/15	1,300,000	1,325,848
3.000% due 07/16/18	2,300,000	2,422,581
3.150% due 06/02/22	CAD 5,100,000	5,110,913
4.000% due 06/02/21	30,500,000	32,901,978
4.200% due 03/08/18	2,000,000	2,200,010
4.200% due 06/02/20	13,400,000	14,695,476
4.300% due 03/08/17	7,300,000	8,025,091
4.400% due 06/02/19	13,500,000	15,030,287
4.400% due 04/14/20	$400,000	456,401
4.600% due 06/02/39	CAD 3,300,000	3,914,456
5.500% due 06/02/18	3,800,000	4,463,317
Province of Quebec (Canada)
3.500% due 07/29/20	$700,000	750,724
3.500% due 12/01/22	CAD 1,200,000	1,226,432
4.250% due 12/01/21	13,500,000	14,738,091
4.500% due 12/01/16	600,000	663,372
4.500% due 12/01/17	300,000	334,227
4.500% due 12/01/18	1,300,000	1,452,184
7.500% due 07/15/23	$2,495,000	3,566,568
Province of Saskatchewan (Canada) 8.500% due 07/15/22	340,000	512,780
Republic of Panama (Panama) 6.700% due 01/26/36	10,935,000	14,324,850
Republic of South Africa (South Africa)
5.875% due 05/30/22	1,125,000	1,299,375
7.375% due 04/25/12	320,000	326,016
Russian Foreign Bond - Eurobond (Russia) 3.625% due 04/29/15 ~	1,000,000	1,007,500
Societe Financement de l’Economie Francaise (France) 2.125% due 05/20/12	EUR 11,000,000	14,275,407
Spain Government Bond (Spain)
4.650% due 07/30/25	14,500,000	17,100,154
4.900% due 07/30/40	200,000	223,914
United Kingdom Gilt (United Kingdom)
4.250% due 09/07/39	GBP 12,200,000	23,354,413
4.250% due 12/07/40	1,000,000	1,916,195
United Mexican States (Mexico) 6.050% due 01/11/40	$3,800,000	4,664,500

Total Foreign Government Bonds & Notes
(Cost $760,261,142)		729,829,395

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value

MUNICIPAL BONDS - 4.2%

American Municipal Power Inc OH ‘B’ 8.084% due 02/15/50	$4,600,000	$6,424,912
Badger Tobacco Asset Securitization Corp WI 6.125% due 06/01/27	955,000	977,805
Buckeye Tobacco Settlement Financing Authority of OH ‘A2’ 5.875% due 06/01/47	7,100,000	5,105,042
California Infrastructure & Economic Development Bank 6.486% due 05/15/49	1,700,000	1,988,660
California Public Works Board Revenue ‘B2’ 7.804% due 03/01/35	4,700,000	5,253,754
Chicago Transit Authority IL ‘A’ 6.899% due 12/01/40	7,200,000	8,410,248
Chicago Transit Authority IL ‘B’
6.200% due 12/01/40	1,900,000	2,083,103
6.300% due 12/01/21	800,000	884,648
6.899% due 12/01/40	6,800,000	7,943,012
Clark County NV ‘C’ 6.820% due 07/01/45	3,300,000	4,153,248
Clovis Unified School District CA ‘B’ 0.000% due 08/01/24	3,000,000	1,638,330
Cook County School District No 123 Oak Lawn IL 0.000% due 12/01/21	2,290,000	1,496,675
Escondido Union High School District CA 0.000% due 11/01/20	2,655,000	1,717,307
Golden State Tobacco Securitization Corp CA ‘A1’
5.125% due 06/01/47	1,800,000	1,175,598
5.750% due 06/01/47	3,000,000	2,176,410
Golden State Tobacco Securitization Corp CA ‘A2’ 0.000% due 06/01/37	3,200,000	2,062,432
Hamilton OH School Districts Gas Supply Revenue 7.740% due 02/01/12	455,000	457,457
Huntington Beach Union High School District CA 0.000% due 08/01/32	10,000,000	2,877,100
Illinois Municipal Electric Agency 6.832% due 02/01/35	300,000	351,489
Los Angeles Unified School District CA ‘A1’ 4.500% due 07/01/24	7,100,000	7,661,397
Los Angeles Wastewater Systems Revenue CA 5.713% due 06/01/39	1,600,000	1,829,712
Metropolitan Pier & Exposition Authority IL ‘A’ 0.000% due 06/15/29	4,000,000	1,600,600
Metropolitan Transportation Authority NY 7.336% due 11/15/39	28,190,000	39,512,795
Metropolitan Transportation Authority NY ‘E’ 7.134% due 11/15/30	22,300,000	25,827,191
Modesto High School District Stanislaus County CA ‘A’ 0.000% due 08/01/26	4,000,000	1,842,720
Monrovia Unified School District CA ‘B’ 0.000% due 08/01/23	3,175,000	1,829,689
New York State Dormitory Authority 5.051% due 09/15/27	6,100,000	6,596,784
North Carolina Turnpike Authority ‘B’ 6.700% due 01/01/39	400,000	454,064
Northern Tobacco Securitization Corp AK ‘A’ 5.000% due 06/01/46	3,500,000	2,422,560
Palomar Community College District CA ‘A’ 4.750% due 05/01/32	400,000	413,456
Pennsylvania Economic Development Financing Authority 6.532% due 06/15/39	1,600,000	1,860,784
Pierce County School District No 3 WA 5.000% due 12/01/23	3,000,000	3,236,010
Port Authority of New York & New Jersey 5.647% due 11/01/40	2,000,000	2,271,980
Public Power Generation Agency NE 7.242% due 01/01/41	2,100,000	2,406,537
Puerto Rico Commonwealth ‘A’ 5.125% due 07/01/31	335,000	335,034
Southern California Public Power Authority 5.943% due 07/01/40	37,000,000	42,100,080
State of California
7.550% due 04/01/39	3,550,000	4,344,206
7.950% due 03/01/36	1,200,000	1,358,136
State of Illinois
4.071% due 01/01/14	3,600,000	3,703,392
4.511% due 03/01/15	1,600,000	1,666,336
6.900% due 03/01/35	1,000,000	1,064,630
State of Iowa 6.750% due 06/01/34	1,000,000	1,149,830
Texas State Transportation Commission 5.178% due 04/01/30	2,200,000	2,557,918
Texas State Transportation Commission Mobility Fund ‘A’ 4.750% due 04/01/35	1,700,000	1,756,015
Tobacco Settlement Finance Authority WV ‘A’ 7.467% due 06/01/47	9,200,000	6,656,568
Tobacco Settlement Financing Corp LA ‘B’ 5.875% due 05/15/39	4,935,000	4,946,943
Tobacco Settlement Financing Corp NJ ‘1A’ 5.000% due 06/01/41	12,400,000	8,943,624
Tobacco Settlement Financing Corp RI ‘A’
6.125% due 06/01/32	2,735,000	2,736,969
6.250% due 06/01/42	900,000	879,588
Washington State Convention Center Public Facilities District 6.790% due 07/01/40	10,600,000	12,962,952

Total Municipal Bonds
(Cost $224,837,600)		254,105,730

PURCHASED OPTIONS - 0.0%
(See Note (l) in Notes to Schedule of Investments)
(Cost $360,687)		498,212

SHORT-TERM INVESTMENTS - 10.8%

Commercial Paper - 1.0%

Kells Funding LLC
0.290% due 01/11/12	45,800,000	45,796,311
0.295% due 01/10/12	13,000,000	12,999,058

		58,795,369

Foreign Government Issues - 8.5%

Japan Treasury Discount Bills (Japan)
0.097% due 02/27/12	JPY 25,000,000,000	324,750,108
0.098% due 01/30/12	14,690,000,000	190,838,105

		515,588,213

U.S. Treasury Bills - 0.1%

0.038% due 06/07/12 ‡	$269,000	268,949
0.040% due 02/23/12 ‡	60,000	59,998
0.040% due 05/17/12 ‡	30,000	29,996
0.043% due 06/21/12 ‡	20,000	19,996
0.043% due 06/07/12 ‡	360,000	359,950

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
0.045% due 06/14/12 ‡	$760,000	$759,867
0.048% due 05/10/12 ‡	90,000	89,991
0.061% due 05/24/12 ‡	1,250,000	1,249,691
0.072% due 05/31/12 ‡	1,046,000	1,045,834
0.183% due 06/28/12 ‡	330,000	329,918

		4,214,190

Repurchase Agreements - 1.2%

Bank of America Corp 0.060% due 01/03/12 (Dated 12/30/11, repurchase price of $12,000,080; collateralized by U.S. Treasury Bonds: 6.000% due 02/15/26 and value $12,435,220)	12,000,000	12,000,000
Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $5,118,703; collateralized by Freddie Mac: 0.000% due 06/11/12 and value $5,222,388)	5,118,698	5,118,698
Royal Bank of Canada 0.050% due 01/03/12 (Dated 12/30/11, repurchase price of $56,900,316; collateralized by U.S. Treasury Notes: 3.625% due 02/15/21 and value $57,973,355)	56,900,000	56,900,000

		74,018,698

Total Short-Term Investments
(Cost $652,536,653)		652,616,470

TOTAL INVESTMENTS - 128.9%
(Cost $7,751,762,678)		7,847,025,301

TOTAL SECURITIES SOLD SHORT - (3.5%)
(See Note (g) in Notes to Schedule of Investments)
(Proceeds $212,313,125)		(215,139,070)

OTHER ASSETS & LIABILITIES, NET - (25.4%)		(1,544,151,002)

NET ASSETS - 100.0%		$6,087,735,229

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	51.0%
Corporate Bonds & Notes	27.6%
U.S. Treasury Obligations	19.8%
Foreign Government Bonds & Notes	12.0%
Short-Term Investments	10.8%
Municipal Bonds	4.2%
Asset-Backed Securities	2.1%
Equity Securities	1.0%
Senior Loan Notes	0.2%
U.S. Government Agency Issues	0.2%

128.9%
Securities Sold Short	(3.5%)
Other Assets & Liabilities, Net	(25.4%)

100.0%

(b)	As of December 31, 2011, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	4.0%
A-1 (Short-Term Debt only)	1.7%
AA/U.S. Government & Agency Issues	56.5%
A	10.0%
BBB	9.1%
BB	2.0%
B	1.4%
CCC	0.2%
CC	0.5%
C	0.2%
D	0.1%
Not Rated	14.3%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $11,276,698 or 0.2% of the net assets were in default as of December 31, 2011.

(e)	As of December 31, 2011, 0.6% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(f)	As of December 31, 2011, investments with total aggregate values of $20,854,468, $276,083,325, $88,454,033 and $979,801 were fully or partially segregated with broker(s)/custodian as collateral for open futures contracts, reverse repurchase agreements, swap contracts, and delayed delivery securities, respectively. In addition, $10,000 in cash was segregated as collateral for open futures contracts.

(g)	Securities sold short outstanding as of December 31, 2011 were as follows:

	Principal
	Amount	Value
Mortgage Backed Securities - (3.5%)

Fannie Mae - (3.5%)

3.500% due 01/12/42	$60,000,000	($61,725,000)
4.000% due 01/13/42	146,000,000	(153,414,070)

Total Securities Sold Short
(Proceeds $212,313,125)		($215,139,070)

(h)	Open futures contracts outstanding as of December 31, 2011 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
Eurodollar (06/12)	3,248	$3,248,000,000	($125,392)
Eurodollar (12/12)	159	159,000,000	75,387
Eurodollar (03/13)	2,168	2,168,000,000	(331,428)
Eurodollar (06/13)	4,922	4,922,000,000	4,171,843
Eurodollar (09/13)	2,470	2,470,000,000	1,848,654
Eurodollar (12/13)	404	404,000,000	125,878
Eurodollar (03/14)	897	897,000,000	1,618,139
Eurodollar (06/14)	198	198,000,000	19,618
U.S. Treasury 5-Year Notes (03/12)	4,474	447,400,000	1,424,789
U.S. Treasury 10-Year Notes (03/12)	4,089	408,900,000	4,158,631
U.S. Treasury 30-Year Bonds (03/12)	206	20,600,000	111,817

Total Futures Contracts			$13,097,936

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(i)	Reverse repurchase agreements outstanding as of December 31, 2011 were as follows:

	Interest		Settlement	Maturity	Repurchase	Principal
Counterparty	Rate		Date	Date	Amount	Amount
CSF	(0.200%	)	12/07/10	(1)	(1)	$13,968,000
RBC	0.200%		12/14/11	01/11/12	145,878,189	145,855,500
RBC	0.230%		12/19/11	01/10/12	117,766,550	117,750,000

						$277,573,500

(1)	The reverse repurchase agreement has an open maturity date and be terminated at any time by either party.

(j)	The average amount of borrowings by the portfolio on reverse repurchase agreements while outstanding during the year ended December 31, 2011 was $109,558,952 at a weighted average interest rate of 0.135%.

(k)	Forward foreign currency contracts outstanding as of December 31, 2011 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Sell	AUD	2,100,000	01/12	CSF	($32,592)
Sell	AUD	1,400,000	01/12	HSB	(22,141)
Sell	AUD	3,500,000	02/12	CIT	11,144
Sell	AUD	4,691,000	02/12	CIT	(80,507)
Buy	BRL	21,669,820	01/12	HSB	65,341
Buy	BRL	614,028,532	01/12	JPM	427,206
Buy	BRL	20,897,378	01/12	MSC	63,012
Buy	BRL	545,642,334	01/12	UBS	1,645,269
Sell	BRL	21,669,820	01/12	HSB	142,352
Sell	BRL	12,909,500	01/12	JPM	383,176
Sell	BRL	601,119,032	01/12	JPM	(1,812,547)
Sell	BRL	14,010,145	01/12	MSC	58,865
Sell	BRL	6,887,233	01/12	MSC	(45,391)
Sell	BRL	13,246,560	01/12	UBS	198,239
Sell	BRL	532,395,774	01/12	UBS	(400,964)
Sell	BRL	601,119,032	03/12	JPM	(201,358)
Buy	CAD	3,038,000	02/12	JPM	26,362
Sell	CAD	1,116,000	02/12	BRC	8,938
Sell	CAD	2,693,000	02/12	BRC	(48,994)
Sell	CAD	16,192,000	02/12	CIT	(156,395)
Sell	CAD	103,346,000	02/12	DUB	(247,302)
Sell	CAD	1,646,000	02/12	GSC	(17,163)
Sell	CAD	4,254,000	02/12	JPM	17,116
Sell	CAD	19,520,000	02/12	JPM	(142,251)
Sell	CAD	3,934,000	02/12	MSC	(31,108)
Sell	CAD	3,450,000	02/12	RBC	2,419
Sell	CAD	7,002,000	02/12	RBC	(87,644)
Sell	CAD	2,193,000	02/12	UBS	(30,261)
Buy	CNY	4,437,776	02/12	BRC	10,381
Buy	CNY	76,600,000	02/12	CIT	279,778
Buy	CNY	7,668,000	06/12	BRC	15,772
Buy	CNY	47,287,480	06/12	CIT	97,494
Buy	CNY	19,140,000	06/12	DUB	3,074
Buy	CNY	169,312,850	06/12	HSB	344,782
Buy	CNY	73,941,800	06/12	JPM	123,573
Buy	CNY	56,175,800	06/12	MSC	106,749
Sell	CNY	9,608,250	06/12	BRC	(23,401)
Sell	CNY	5,748,300	06/12	CSF	(11,401)
Sell	CNY	11,427,750	06/12	HSB	(11,885)
Sell	CNY	33,929,050	06/12	JPM	(79,497)
Sell	CNY	13,464,300	06/12	UBS	(34,783)
Buy	CNY	49,935,572	10/12	CIT	54,900
Buy	CNY	60,000,000	02/13	JPM	35,057
Buy	CNY	67,903,046	02/13	RBS	50,628
Sell	DKK	1,486,000	01/12	MSC	(524)
Buy	DKK	1,486,000	03/12	MSC	388
Sell	DKK	223,949,000	03/12	HSB	1,295,833
Buy	EUR	5,443,000	01/12	BRC	(195,825)
Buy	EUR	6,771,000	01/12	DUB	(522,136)
Buy	EUR	36,919,000	01/12	GSC	(655,297)
Buy	EUR	4,313,000	01/12	JPM	(58,538)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Buy	EUR	5,467,000	01/12	RBC	($327,227)
Buy	EUR	3,447,000	01/12	UBS	(303,208)
Sell	EUR	82,432,000	01/12	BRC	5,761,093
Sell	EUR	12,951,000	01/12	CIT	187,997
Sell	EUR	36,919,000	01/12	CSF	1,538,399
Sell	EUR	115,971,000	01/12	DUB	8,651,194
Sell	EUR	4,628,000	01/12	GSC	212,019
Sell	EUR	23,517,000	01/12	JPM	1,317,323
Sell	EUR	6,478,000	01/12	MSC	93,524
Sell	EUR	14,649,000	01/12	RBC	503,942
Sell	EUR	19,195,000	01/12	UBS	406,710
Sell	EUR	36,919,000	02/12	GSC	657,568
Buy	GBP	15,733,000	01/12	CIT	1,274
Buy	GBP	13,428,000	01/12	JPM	(137,288)
Buy	GBP	45,975,000	01/12	RBC	(597,675)
Sell	GBP	14,330,000	01/12	BRC	216,741
Sell	GBP	3,400,000	01/12	DUB	(680)
Sell	GBP	57,404,000	01/12	GSC	669,043
Sell	GBP	2,000	01/12	RBC	12
Sell	GBP	1,395,000	02/12	CIT	(5,220)
Sell	GBP	45,975,000	02/12	RBC	597,292
Buy	IDR	20,000,000,000	01/12	CIT	(13,201)
Buy	IDR	37,918,580,000	01/12	JPM	(88,181)
Sell	IDR	52,629,000,000	01/12	BRC	71,703
Sell	IDR	59,230,300,000	01/12	MSC	42,723
Sell	IDR	36,527,000,000	01/12	UBS	25,004
Buy	IDR	168,072,674,500	07/12	HSB	(383,053)
Sell	IDR	10,372,000,000	07/12	BRC	(12,063)
Sell	IDR	954,954,500	07/12	GSC	(890)
Sell	IDR	66,278,000,000	07/12	HSB	(65,860)
Buy	INR	886,413,000	07/12	UBS	(2,989,869)
Sell	INR	178,220,000	07/12	DUB	248,563
Sell	INR	708,193,000	07/12	JPM	969,288
Sell	JPY	3,620,679,031	01/12	CIT	205,182
Sell	JPY	3,683,919,031	01/12	DUB	231,254
Sell	JPY	3,087,050,040	01/12	GSC	194,940
Sell	JPY	3,620,679,031	01/12	JPM	203,948
Sell	JPY	740,912,867	01/12	UBS	48,367
Sell	JPY	5,341,195,573	02/12	BRC	18,588
Sell	JPY	3,600,762,827	02/12	CIT	12,226
Sell	JPY	5,341,195,573	02/12	DUB	10,456
Sell	JPY	5,375,650,454	02/12	JPM	1,432
Sell	JPY	5,341,195,573	02/12	UBS	8,649
Buy	KRW	42,721,035,000	02/12	UBS	(3,053,446)
Sell	KRW	37,386,035,000	02/12	CIT	927,212
Sell	KRW	1,173,000,000	02/12	GSC	20,920
Sell	KRW	2,972,000,000	02/12	JPM	38,383
Sell	KRW	1,190,000,000	02/12	MSC	13,767
Buy	MXN	30,131,009	03/12	BRC	3,741
Buy	MXN	5,172,574	03/12	BRC	(1,794)
Buy	MXN	4,908,753	03/12	HSB	647
Sell	MXN	786,247,422	03/12	CIT	1,594,953
Sell	MXN	63,817,200	03/12	HSB	252,834
Sell	MXN	72,203,400	03/12	MSC	255,292
Sell	MXN	86,784,300	03/12	UBS	316,361
Buy	MYR	35,401,605	04/12	UBS	(541,917)
Sell	MYR	35,401,605	04/12	CIT	323,470
Buy	PHP	214,400,000	03/12	CIT	(70,312)
Buy	PHP	47,000,000	03/12	HSB	(12,202)
Buy	PHP	757,282,301	03/12	JPM	(219,748)
Buy	PHP	51,680,399	03/12	MSC	(12,531)
Sell	PHP	771,021,700	03/12	BRC	509,392
Sell	PHP	24,000,000	03/12	CIT	(5,077)
Sell	PHP	59,990,000	03/12	GSC	36,890
Sell	PHP	60,553,000	03/12	JPM	24,098
Sell	PHP	154,798,000	03/12	JPM	(17,363)
Buy	TWD	20,000,000	01/12	BRC	(37,949)
Buy	TWD	75,841,795	01/12	JPM	(136,434)
Sell	TWD	34,761,795	01/12	BRC	(12,765)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Sell	TWD	61,080,000	01/12	MSC	($17,530)
Buy	ZAR	14,441,000	01/12	JPM	(197,476)
Sell	ZAR	2,141,000	01/12	BRC	651
Sell	ZAR	12,300,000	01/12	JPM	11,912

Total Forward Foreign Currency Contracts					$18,693,961

(l)	Purchased options outstanding as of December 31, 2011 were as follows:

Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on
	3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Cost	Value
Call - OTC 1-Year Interest Rate Swap Δ	Pay	1.250%	04/30/12	RBS	$91,400,000	$360,687	$498,212

Total Purchased Options						$360,687	$498,212

(m)	Transactions in written options for the year ended December 31, 2011 were as follows:

	Number of	Notional Amount	Notional Amount
	Contracts	in $	in EUR	Premium
Outstanding, December 31, 2010	2,748	2,208,900,000	2,000,000	$20,132,466
Call Options Written	1,527	1,354,200,000	-	4,392,009
Put Options Written	2,333	2,553,600,000	-	15,700,968
Put Options Expired	-	(4,600,000)	-	(18,860)
Call Options Closed	(2,901)	(1,771,300,000)	(1,000,000)	(8,172,730)
Put Options Closed	(2,830)	(1,348,700,000)	(1,000,000)	(7,271,333)

Outstanding, December 31, 2011	877	2,992,100,000	-	$24,762,520

(n)	Premiums received and value of written options outstanding as of December 31, 2011 were as follows:

Inflation Floor/Cap Options

	Strike		Expiration	Counter-	Notional
Description	Index	Exercise Index	Date	party	Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	03/10/20	DUB	$4,200,000	$31,500	($18,923)
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	03/12/20	CIT	11,600,000	98,160	(44,354)
Floor - OTC U.S. CPI Urban Consumers NSA	216.69	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	04/07/20	CIT	27,900,000	248,820	(110,688)
Floor - OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	09/29/20	CIT	12,300,000	158,670	(51,799)
Floor - OTC U.S. CPI Urban Consumers NSA	218.01	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	10/13/20	DUB	12,500,000	122,500	(59,632)

						$659,650	($285,396)

Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on
	3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Premium	Value
Put - OTC 1-Year Interest Rate Swap	Pay	2.000%	04/30/12	RBS	$182,800,000	$365,600	($9,780)
Put - OTC 3-Year Interest Rate Swap	Pay	2.750%	06/18/12	DUB	14,100,000	146,366	(870)
Put - OTC 3-Year Interest Rate Swap	Pay	2.750%	06/18/12	RBS	35,300,000	345,940	(2,178)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	BOA	76,900,000	831,997	(2,492)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	BRC	52,000,000	465,081	(1,685)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	CIT	88,000,000	951,476	(2,851)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	DUB	75,800,000	824,764	(2,456)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	JPM	127,900,000	1,288,790	(4,144)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	RBS	155,300,000	1,325,423	(5,032)
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	MSC	28,900,000	174,122	(3)
Put - OTC 5-Year Interest Rate Swap	Pay	3.250%	07/16/12	CIT	53,800,000	1,330,115	(8,495)
Put - OTC 5-Year Interest Rate Swap	Pay	3.250%	07/16/12	RBS	17,900,000	449,469	(2,826)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Pay/Receive
	Floating Rate
	Based on
	3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Premium	Value
Put - OTC 3-Year Interest Rate Swap	Pay	1.000%	08/13/12	DUB	$24,700,000	$253,793	($124,076)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	08/13/12	BOA	27,000,000	324,000	(176,801)
Put - OTC-5 Year Interest Rate Swap	Pay	1.700%	08/13/12	CIT	141,300,000	2,437,425	(925,261)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	08/13/12	DUB	125,900,000	1,736,467	(824,418)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	08/13/12	GSC	13,900,000	176,877	(91,020)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	08/13/12	RBS	114,000,000	1,581,704	(746,495)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	BOA	67,400,000	567,113	(26,778)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	CIT	8,000,000	54,500	(3,178)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	GSC	62,300,000	369,647	(24,752)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	MSC	32,900,000	203,248	(13,071)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	RBS	293,200,000	2,308,700	(116,488)
Put - OTC 2-Year Interest Rate Swap	Pay	0.915%	11/14/12	CIT	35,100,000	157,950	(123,784)
Put - OTC 2-Year Interest Rate Swap	Pay	0.915%	11/14/12	MSC	243,700,000	676,479	(859,432)
Put - OTC 1-Year Interest Rate Swap	Pay	1.000%	11/19/12	GSC	95,500,000	544,855	(129,011)
Put - OTC 1-Year Interest Rate Swap	Pay	1.750%	11/19/12	RBS	108,200,000	408,455	(59,369)
Put - OTC 1-Year Interest Rate Swap	Pay	2.250%	05/28/13	BOA	97,900,000	484,605	(78,614)
Put - OTC 2-Year Interest Rate Swap	Pay	1.200%	07/11/13	DUB	67,300,000	474,987	(378,569)
Put - OTC 1-Year Interest Rate Swap	Pay	1.750%	07/11/13	DUB	456,600,000	2,144,448	(619,606)

						$23,404,396	($5,363,535)

Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	Counter-	Number of
Description	Price	Date	party	Contracts	Premium	Value
Put - CME Eurodollar Futures (03/12)	$99.00	03/19/12	CIT	877	$698,474	($71,257)

Total Written Options					$24,762,520	($5,720,188)

(o)	Swap agreements outstanding as of December 31, 2011 were as follows:

Credit Default Swaps on Asset-Backed Securities – Buy Protection (1)

Upfront
	Fixed Deal					Premiums
	Pay	Expiration	Counter-	Notional		Paid	Unrealized
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	Appreciation
BFC Genesee Ltd CDO 2.041% due 01/10/41 Δ	1.280%	01/10/41	JPM	$4,920,720	$4,766,863	$-	$4,766,863

Credit Default Swaps on Corporate and Sovereign Issues – Buy Protection (1)

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Pay	Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	12/31/11 (3)	Amount (4)	Value	(Received)	(Depreciation)
Sealed Air Corp 5.625% due 07/15/13	0.580%	09/20/13	MSC	0.894%	$2,100,000	$10,958	$-	$10,958
CNA Financial Corp 5.850% due 12/15/14	0.470%	12/20/14	CIT	1.665%	4,000,000	137,172	-	137,172
Everest Reinsurance Holdings Inc 5.400% due 10/15/14	0.535%	12/20/14	BRC	0.853%	2,000,000	18,251	-	18,251
CNA Financial Corp 5.850% due 12/15/14	0.630%	12/20/14	BOA	1.665%	5,000,000	148,171	-	148,171
Masco Corp 6.125% due 10/03/16	0.915%	12/20/16	CSF	3.803%	10,000,000	1,255,635	-	1,255,635
Rohm & Haas Co 6.000% due 09/15/17	0.580%	09/20/17	UBS	0.354%	5,000,000	(63,888)	-	(63,888)
Marks & Spencer Group PLC 6.250% due 12/01/17	0.950%	12/20/17	RBS	2.612%	10,000,000	869,893	-	869,893
ERAC USA Finance LLC 8.000% due 01/15/11	2.700%	12/20/17	GSC	1.012%	5,000,000	(479,915)	-	(479,915)
Nabors Industries Ltd 6.150% due 02/15/18	1.020%	03/20/18	GSC	2.141%	1,900,000	118,543	-	118,543

						$2,014,820	$-	$2,014,820

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (2)

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	12/31/11 (3)	Amount (4)	Value	(Received)	(Depreciation)
Morgan Stanley 6.600% due 04/01/12	1.000%	09/20/12	JPM	4.707%	$6,900,000	($180,143)	($123,542)	($56,601)
Morgan Stanley Dean Witter 6.600% due 04/01/12	1.000%	03/20/13	DUB	4.685%	400,000	(17,163)	(17,772)	609
MetLife Inc 5.000% due 06/15/15	1.000%	09/20/13	JPM	2.347%	9,030,000	(201,978)	(506,399)	304,421
General Electric Capital Corp 5.625% due 09/15/17	4.000%	12/20/13	CIT	1.936%	4,600,000	188,737	-	188,737
General Electric Capital Corp 5.625% due 09/15/17	4.200%	12/20/13	CIT	1.936%	11,400,000	512,407	-	512,407
General Electric Capital Corp 5.625% due 09/15/17	4.230%	12/20/13	DUB	1.936%	7,700,000	350,625	-	350,625
General Electric Capital Corp 5.625% due 09/15/17	4.325%	12/20/13	CIT	1.936%	7,200,000	341,258	-	341,258
General Electric Capital Corp 6.000% due 06/15/12	4.400%	12/20/13	BRC	1.936%	13,400,000	654,808	-	654,808
General Electric Capital Corp 6.000% due 06/15/12	4.500%	12/20/13	BRC	1.936%	16,900,000	858,950	-	858,950
General Electric Capital Corp 6.000% due 06/15/12	4.700%	12/20/13	BRC	1.936%	13,500,000	739,040	-	739,040
General Electric Capital Corp 5.625% due 09/15/17	4.850%	12/20/13	CIT	1.936%	5,900,000	340,326	-	340,326
General Electric Capital Corp 5.625% due 09/15/17	4.900%	12/20/13	DUB	1.936%	2,800,000	164,254	-	164,254
Berkshire Hathaway Inc 4.625% due 10/15/13	1.000%	03/20/15	BOA	1.463%	4,300,000	(60,662)	(75,980)	15,318
United Mexican States 7.500% due 04/08/33	1.000%	03/20/15	BRC	1.173%	3,000,000	(15,441)	(67,496)	52,055
United Mexican States 7.500% due 04/08/33	1.000%	03/20/15	CIT	1.173%	3,000,000	(15,441)	(68,880)	53,439
United Mexican States 7.500% due 04/08/33	1.000%	03/20/15	DUB	1.173%	1,500,000	(7,721)	(34,440)	26,719
Berkshire Hathaway Inc 4.625% due 10/15/13	1.000%	03/20/15	GSC	1.463%	2,200,000	(31,037)	(38,874)	7,837
China Government Bond 4.750% due 10/29/13	1.000%	03/20/15	MSC	1.087%	1,700,000	(4,125)	(25,506)	21,381
Berkshire Hathaway Inc 4.625% due 10/15/13	1.000%	03/20/15	UBS	1.463%	2,200,000	(31,037)	(39,880)	8,843
China Government Bond 4.750% due 10/29/13	1.000%	06/20/15	BOA	1.149%	4,500,000	(21,289)	75,362	(96,651)
China Government Bond 4.750% due 10/29/13	1.000%	06/20/15	CIT	1.149%	1,000,000	(4,731)	16,386	(21,117)
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/15	CSF	1.306%	13,400,000	(134,382)	(282,871)	148,489
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/15	JPM	1.306%	8,400,000	(84,240)	(92,192)	7,952
China Government Bond 4.750% due 10/29/13	1.000%	06/20/15	RBS	1.149%	2,200,000	(10,408)	37,125	(47,533)
France Government Bond OAT 4.250% due 04/25/19	0.250%	09/20/15	UBS	1.958%	1,400,000	(84,172)	(37,101)	(47,071)
U.S. Treasury Notes 4.875% due 08/15/16	0.250%	09/20/15	UBS	0.411%	10,100,000	(75,578)	(62,585)	(12,993)
Brazil Government Bond 12.250% due 03/06/30	1.000%	09/20/15	BOA	1.350%	700,000	(8,634)	(6,372)	(2,262)
United Mexican States 7.500% due 04/08/33	1.000%	09/20/15	BOA	1.281%	300,000	(2,958)	(4,244)	1,286
Brazil Government Bond 12.250% due 03/06/30	1.000%	09/20/15	BRC	1.350%	2,300,000	(28,367)	(19,842)	(8,525)
Brazil Government Bond 12.250% due 03/06/30	1.000%	09/20/15	CIT	1.350%	1,000,000	(12,334)	(15,694)	3,360
United Mexican States 7.500% due 04/08/33	1.000%	09/20/15	CIT	1.281%	1,000,000	(9,861)	(15,080)	5,219
Indonesia Government Bond 6.750% due 03/10/14	1.000%	09/20/15	DUB	1.725%	1,000,000	(25,493)	(23,587)	(1,906)
Brazil Government Bond 12.250% due 03/06/30	1.000%	09/20/15	HSB	1.350%	2,600,000	(32,067)	(25,870)	(6,197)
Brazil Government Bond 12.250% due 03/06/30	1.000%	09/20/15	JPM	1.350%	2,900,000	(35,767)	(29,862)	(5,905)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	12/31/11 (3)	Amount (4)	Value	(Received)	(Depreciation)
Brazil Government Bond 12.250% due 03/06/30	1.000%	09/20/15	UBS	1.350%	$600,000	($7,400)	($5,677)	($1,723)
United Mexican States 7.500% due 04/08/33	1.000%	09/20/15	UBS	1.281%	500,000	(4,930)	(7,073)	2,143
France Government Bond OAT 4.250% due 04/25/19	0.250%	12/20/15	DUB	1.997%	15,200,000	(991,438)	(931,940)	(59,498)
France Government Bond OAT 4.250% due 04/25/19	0.250%	12/20/15	RBS	1.997%	1,700,000	(110,885)	(33,752)	(77,133)
Brazil Government Bond 12.250% due 03/06/30	1.000%	12/20/15	BRC	1.388%	13,000,000	(189,661)	(75,003)	(114,658)
Japanese Government Bond OAT 2.000% due 03/21/22	1.000%	12/20/15	GSC	1.219%	4,600,000	(37,346)	112,521	(149,867)
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	12/20/15	GSC	0.792%	1,700,000	14,219	39,430	(25,211)
United Mexican States 5.950% due 03/19/19	1.000%	12/20/15	GSC	1.324%	4,500,000	(54,695)	(121,173)	66,478
Brazil Government Bond 12.250% due 03/06/30	1.000%	12/20/15	MSC	1.388%	12,900,000	(188,202)	(74,426)	(113,776)
France Government Bond OAT 4.250% due 04/25/19	0.250%	03/20/16	BOA	2.031%	1,600,000	(112,402)	(64,735)	(47,667)
France Government Bond OAT 4.250% due 04/25/19	0.250%	03/20/16	BRC	2.031%	1,800,000	(126,453)	(66,879)	(59,574)
France Government Bond OAT 4.250% due 04/25/19	0.250%	03/20/16	DUB	2.031%	900,000	(63,226)	(36,429)	(26,797)
France Government Bond OAT 4.250% due 04/25/19	0.250%	03/20/16	MSC	2.031%	500,000	(35,126)	(17,027)	(18,099)
France Government Bond OAT 4.250% due 04/25/19	0.250%	03/20/16	RBS	2.031%	500,000	(35,126)	(16,794)	(18,332)
France Government Bond OAT 4.250% due 04/25/19	0.250%	03/20/16	UBS	2.031%	2,500,000	(175,628)	(101,149)	(74,479)
China Government Bond 4.750% due 10/29/13	1.000%	03/20/16	BNP	1.290%	400,000	(4,570)	4,839	(9,409)
American International Group Inc 6.250% due 05/01/36	1.000%	03/20/16	BOA	4.441%	13,000,000	(1,593,740)	(458,563)	(1,135,177)
Italy Government Global Debt Bond 6.875% due 09/27/23	1.000%	03/20/16	BOA	4.859%	43,300,000	(5,904,857)	(1,504,025)	(4,400,832)
Japanese Government Bond OAT 2.000% due 03/21/22	1.000%	03/20/16	BOA	1.254%	900,000	(9,027)	12,448	(21,475)
Spain Government Bond 5.500% due 07/30/17	1.000%	03/20/16	BOA	3.724%	900,000	(90,611)	(59,059)	(31,552)
Brazil Government Bond 12.250% due 03/06/30	1.000%	03/20/16	BRC	1.422%	7,300,000	(122,796)	(48,930)	(73,866)
China Government Bond 4.750% due 10/29/13	1.000%	03/20/16	BRC	1.290%	800,000	(9,141)	9,560	(18,701)
Italy Government Global Debt Bond 6.875% due 09/27/23	1.000%	03/20/16	BRC	4.859%	2,600,000	(354,564)	(101,192)	(253,372)
American International Group Inc 6.250% due 05/01/36	1.000%	03/20/16	CIT	4.441%	12,900,000	(1,581,480)	(460,757)	(1,120,723)
Kazakhstan Government Debt	1.000%	03/20/16	CIT	2.870%	400,000	(29,321)	(11,544)	(17,777)
Kazakhstan Government Debt	1.000%	03/20/16	DUB	2.870%	400,000	(29,321)	(12,100)	(17,221)
United Mexican States 7.500% due 04/08/33	1.000%	03/20/16	DUB	1.362%	12,900,000	(186,067)	(94,639)	(91,428)
Italy Government Global Debt Bond 6.875% due 09/27/23	1.000%	03/20/16	GSC	4.859%	900,000	(122,734)	(34,625)	(88,109)
Spain Government Bond 5.500% due 07/30/17	1.000%	03/20/16	GSC	3.724%	900,000	(90,611)	(59,809)	(30,802)
Kazakhstan Government Debt	1.000%	03/20/16	HSB	2.870%	400,000	(29,321)	(11,729)	(17,592)
United Mexican States 7.500% due 04/08/33	1.000%	03/20/16	HSB	1.362%	18,000,000	(259,629)	(133,510)	(126,119)
Japanese Government Bond OAT 2.000% due 03/21/22	1.000%	03/20/16	JPM	1.254%	2,000,000	(20,061)	17,580	(37,641)
France Government Bond OAT 4.250% due 04/25/19	0.250%	06/20/16	GSC	2.082%	16,000,000	(1,217,308)	(417,874)	(799,434)
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	06/20/16	BOA	0.872%	6,800,000	39,737	139,356	(99,619)
Indonesia Government Bond 7.250% due 04/20/15	1.000%	06/20/16	BRC	1.922%	6,400,000	(245,846)	(101,386)	(144,460)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	12/31/11 (3)	Amount (4)	Value	(Received)	(Depreciation)
China Government Bond 4.750% due 10/29/13	1.000%	06/20/16	CIT	1.350%	$9,900,000	($144,826)	$106,740	($251,566)
Spain Government Bond 5.500% due 07/30/17	1.000%	06/20/16	CIT	3.736%	5,400,000	(573,316)	(374,061)	(199,255)
United Mexican States 7.500% due 04/08/33	1.000%	06/20/16	CIT	1.410%	6,200,000	(107,452)	(13,370)	(94,082)
China Government Bond 4.750% due 10/29/13	1.000%	06/20/16	DUB	1.350%	7,500,000	(109,717)	79,080	(188,797)
Italy Government Global Debt Bond 6.875% due 09/27/23	1.000%	06/20/16	DUB	4.846%	4,800,000	(683,793)	(123,695)	(560,098)
South Korea Government Bond 4.875% due 09/22/14	1.000%	06/20/16	DUB	1.503%	3,400,000	(71,440)	1,929	(73,369)
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	06/20/16	DUB	0.872%	41,800,000	244,264	860,333	(616,069)
Italy Government Global Debt Bond 6.875% due 09/27/23	1.000%	06/20/16	GSC	4.846%	1,900,000	(270,668)	(37,437)	(233,231)
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/16	HSB	1.476%	6,400,000	(128,684)	(218,162)	89,478
China Government Bond 4.750% due 10/29/13	1.000%	06/20/16	JPM	1.350%	1,800,000	(26,332)	19,376	(45,708)
China Government Bond 4.750% due 10/29/13	1.000%	06/20/16	RBS	1.350%	1,800,000	(26,332)	18,942	(45,274)
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	06/20/16	UBS	0.872%	74,100,000	433,014	1,282,003	(848,989)
France Government Bond OAT 4.250% due 04/25/19	0.250%	09/20/16	HSB	2.128%	800,000	(65,445)	(30,612)	(34,833)
France Government Bond OAT 4.250% due 04/25/19	0.250%	09/20/16	MSC	2.128%	3,600,000	(294,504)	(169,989)	(124,515)
U.S. Treasury Notes 4.875% due 08/15/16	0.250%	09/20/16	UBS	0.480%	13,600,000	(182,576)	(190,345)	7,769
South Korea Government Bond 4.875% due 09/22/14	1.000%	09/20/16	BOA	1.543%	2,500,000	(59,694)	(1,817)	(57,877)
China Government Bond 4.750% due 10/29/13	1.000%	09/20/16	DUB	1.403%	1,500,000	(26,673)	8,287	(34,960)
China Government Bond 4.750% due 10/29/13	1.000%	09/20/16	GSC	1.403%	500,000	(8,891)	2,679	(11,570)
United Mexican States 7.500% due 04/08/33	1.000%	09/20/16	GSC	1.454%	2,300,000	(46,461)	(11,064)	(35,397)
South Korea Government Bond 4.875% due 09/22/14	1.000%	09/20/16	HSB	1.543%	900,000	(21,490)	(1,960)	(19,530)
China Government Bond 4.750% due 10/29/13	1.000%	09/20/16	JPM	1.403%	3,200,000	(56,902)	18,578	(75,480)
China Government Bond 4.750% due 10/29/13	1.000%	09/20/16	MSC	1.403%	1,600,000	(28,451)	8,159	(36,610)
Indonesia Government Bond 7.250% due 04/20/15	1.000%	09/20/16	MSC	1.997%	4,400,000	(191,948)	(336,028)	144,080
United Mexican States 7.500% due 04/08/33	1.000%	09/20/16	MSC	1.454%	4,600,000	(92,922)	(20,427)	(72,495)
China Government Bond 4.750% due 10/29/13	1.000%	09/20/16	RBS	1.403%	1,000,000	(17,782)	6,952	(24,734)
China Government Bond 4.750% due 10/29/13	1.000%	09/20/16	UBS	1.403%	400,000	(7,113)	2,077	(9,190)
South Korea Government Bond 4.875% due 09/22/14	1.000%	09/20/16	UBS	1.543%	2,800,000	(66,858)	-	(66,858)
United Mexican States 7.500% due 04/08/33	1.000%	09/20/16	UBS	1.454%	1,200,000	(24,240)	(5,265)	(18,975)
Germany Government Bond 6.000% due 06/20/16	0.250%	12/20/16	CIT	0.989%	3,000,000	(105,474)	(118,793)	13,319
Germany Government Bond 6.000% due 06/20/16	0.250%	12/20/16	GSC	0.989%	6,100,000	(214,464)	(240,097)	25,633
Ally Financial Inc 8.300% due 02/12/15	5.000%	12/20/16	DUB	6.423%	9,200,000	(471,411)	(249,196)	(222,215)
Reynolds American Inc 7.625% due 06/01/16	1.280%	06/20/17	BOA	2.076%	3,600,000	(142,992)	-	(142,992)
Reynolds American Inc 7.625% due 06/01/16	1.280%	06/20/17	CIT	2.076%	3,500,000	(139,020)	-	(139,020)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	12/31/11 (3)	Amount (4)	Value	(Received)	(Depreciation)
UnitedHealth Group Inc 5.000% due 08/15/14	1.000%	03/20/18	BOA	1.244%	$10,000,000	($138,847)	($63,269)	($75,578)
MetLife Inc 5.000% due 06/15/15	1.000%	03/20/18	DUB	3.305%	7,200,000	(866,417)	(408,988)	(457,429)
Nucor Corp 4.875% due 10/01/12	1.000%	06/20/18	JPM	1.360%	5,000,000	(105,976)	11,119	(117,095)
Brazil Government Bond 12.250% due 03/06/30	1.000%	03/20/21	CIT	1.848%	22,500,000	(1,508,187)	(997,607)	(510,580)
Indonesia Government Bond 7.250% due 04/20/15	1.000%	06/20/21	BOA	2.447%	15,000,000	(1,650,116)	(996,220)	(653,896)
United Mexican States 7.500% due 04/08/33	1.000%	06/20/21	BOA	1.782%	6,300,000	(399,471)	(182,725)	(216,746)
Indonesia Government Bond 7.250% due 04/20/15	1.000%	06/20/21	BRC	2.447%	9,400,000	(1,034,073)	(596,720)	(437,353)
United Mexican States 7.500% due 04/08/33	1.000%	06/20/21	BRC	1.782%	12,900,000	(817,964)	(374,151)	(443,813)

						($21,215,835)	($9,547,005)	($11,668,830)

Credit Default Swaps on Credit Indices – Sell Protection (2)

						Upfront
	Fixed Deal					Premiums	Unrealized
	Receive	Expiration	Counter-	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	(Depreciation)
Dow Jones CDX HY8 5Y Δ	0.483%	06/20/12	BRC	$758,696	$1,493	($295)	$1,788
Dow Jones CDX HY9 5Y Δ	2.080%	12/20/12	BOA	7,585,040	145,312	-	145,312
Dow Jones CDX IG10 5Y	0.463%	06/20/13	GSC	6,076,343	40,949	-	40,949
Dow Jones CDX IG10 5Y	0.530%	06/20/13	DUB	4,918,944	38,142	-	38,142
Dow Jones CDX EM12 5Y	5.000%	12/20/14	DUB	2,100,000	135,079	210,450	(75,371)
Dow Jones CDX EM13 5Y	5.000%	06/20/15	BRC	14,100,000	1,026,134	1,550,900	(524,766)
Dow Jones CDX EM13 5Y	5.000%	06/20/15	CSF	800,000	58,220	100,000	(41,780)
Dow Jones CDX EM13 5Y	5.000%	06/20/15	DUB	6,600,000	480,318	724,500	(244,182)
Dow Jones CDX EM13 5Y	5.000%	06/20/15	GSC	300,000	21,833	37,350	(15,517)
Dow Jones CDX EM13 5Y	5.000%	06/20/15	HSB	35,500,000	2,583,529	2,959,650	(376,121)
Dow Jones CDX EM13 5Y	5.000%	06/20/15	JPM	2,500,000	181,939	287,600	(105,661)
Dow Jones CDX EM13 5Y	5.000%	06/20/15	MSC	15,000,000	1,091,632	1,743,250	(651,618)
Dow Jones CDX EM14 5Y	5.000%	12/20/15	BOA	1,400,000	111,809	182,700	(70,891)
Dow Jones CDX EM14 5Y	5.000%	12/20/15	BRC	7,700,000	614,951	1,037,200	(422,249)
Dow Jones CDX EM14 5Y	5.000%	12/20/15	CIT	4,200,000	335,428	581,100	(245,672)
Dow Jones CDX EM14 5Y	5.000%	12/20/15	DUB	7,500,000	598,978	922,750	(323,772)
Dow Jones CDX EM14 5Y	5.000%	12/20/15	HSB	8,700,000	694,815	766,700	(71,885)
Dow Jones CDX EM14 5Y	5.000%	12/20/15	JPM	800,000	63,891	105,600	(41,709)
Dow Jones CDX EM14 5Y	5.000%	12/20/15	MSC	6,700,000	535,087	871,000	(335,913)
Dow Jones CDX EM14 5Y	5.000%	12/20/15	UBS	1,500,000	119,796	207,750	(87,954)
Dow Jones CDX EM15 5Y	5.000%	06/20/16	BRC	3,000,000	255,144	348,800	(93,656)
Dow Jones CDX EM15 5Y	5.000%	06/20/16	HSB	12,100,000	1,029,081	822,800	206,281
Dow Jones CDX EM15 5Y	5.000%	06/20/16	JPM	3,400,000	289,163	448,800	(159,637)
Dow Jones CDX IG9 10Y	0.548%	12/20/17	GSC	3,761,546	49,272	-	49,272

					$10,501,995	$13,908,605	($3,406,610)

Total Credit Default Swaps					($3,932,157)	$4,361,600	($8,293,757)

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement had been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)
OTC - BRL-CDI-Compounded	MSC	Pay	10.115%	01/02/12	BRL 140,100,000	($2,787,473)	($3,058,879)	$271,406
OTC - BRL-CDI-Compounded	UBS	Pay	10.575%	01/02/12	11,200,000	(93,159)	(279,085)	185,926
OTC - BRL-CDI-Compounded	BRC	Pay	10.680%	01/02/12	55,800,000	(337,698)	(701,210)	363,512
OTC - BRL-CDI-Compounded	BOA	Pay	12.540%	01/02/12	70,600,000	2,164,232	(359,262)	2,523,494
OTC - BRL-CDI-Compounded	MSC	Pay	12.540%	01/02/12	9,400,000	288,155	(63,169)	351,324
OTC - BRL-CDI-Compounded	HSB	Pay	14.765%	01/02/12	3,000,000	182,129	20,000	162,129
OTC - BRL-CDI-Compounded	MSC	Pay	10.455%	01/02/13	5,100,000	3,701	(1,323)	5,024
OTC - BRL-CDI-Compounded	HSB	Pay	11.880%	01/02/13	12,000,000	183,673	(8,462)	192,135
OTC - BRL-CDI-Compounded	HSB	Pay	11.890%	01/02/13	21,800,000	366,447	36,808	329,639
OTC - BRL-CDI-Compounded	BOA	Pay	11.900%	01/02/13	65,400,000	1,056,428	87,318	969,110
OTC - BRL-CDI-Compounded	GSC	Pay	11.930%	01/02/13	17,200,000	292,647	(24,657)	317,304
OTC - BRL-CDI-Compounded	MSC	Pay	11.980%	01/02/13	10,400,000	184,384	16,206	168,178
OTC - BRL-CDI-Compounded	JPM	Pay	12.170%	01/02/13	4,500,000	92,461	15,741	76,720
OTC - BRL-CDI-Compounded	RBC	Pay	12.180%	01/02/13	22,800,000	471,226	32,774	438,452
OTC - BRL-CDI-Compounded	HSB	Pay	12.300%	01/02/13	5,300,000	118,520	17,675	100,845
OTC - BRL-CDI-Compounded	BRC	Pay	12.455%	01/02/13	12,200,000	152,311	5,974	146,337
OTC - BRL-CDI-Compounded	CSF	Pay	12.480%	01/02/13	37,800,000	756,425	112,805	643,620
OTC - BRL-CDI-Compounded	MSC	Pay	12.500%	01/02/13	25,500,000	326,846	19,408	307,438
OTC - BRL-CDI-Compounded	MSC	Pay	12.590%	01/02/13	200,000	4,254	272	3,982
OTC - 1-Day USD-Federal Funds Rate Compounded-OIS	MSC	Pay	0.500%	09/19/13	$89,800,000	300,009	(116,740)	416,749
OTC - BRL-CDI-Compounded	MSC	Pay	10.580%	01/02/14	BRL 47,800,000	47,569	(99,876)	147,445
OTC - BRL-CDI-Compounded	UBS	Pay	10.770%	01/02/14	14,200,000	39,874	(19,273)	59,147
OTC - BRL-CDI-Compounded	MSC	Pay	12.510%	01/02/14	1,000,000	29,331	4,604	24,727
OTC - BRL-CDI-Compounded	MSC	Pay	12.540%	01/02/14	20,600,000	383,221	(13,951)	397,172
OTC - BRL-CDI-Compounded	GSC	Pay	12.650%	01/02/14	1,000,000	31,390	6,540	24,850
OTC - 1-Day USD-Federal Funds Rate Compounded-OIS	GSC	Pay	0.500%	09/19/14	$18,000,000	78,292	(76,860)	155,152
OTC - 1-Day USD-Federal Funds Rate Compounded-OIS	BNP	Pay	1.000%	09/19/14	35,400,000	511,281	(12,390)	523,671
OTC - 28-Day Mexico Interbank TIIE Banxico	BRC	Pay	5.600%	09/06/16	MXN 24,100,000	(13,784)	12,013	(25,797)
OTC - 28-Day Mexico Interbank TIIE Banxico	HSB	Pay	5.600%	09/06/16	337,200,000	(192,858)	128,118	(320,976)
OTC - 6-Month Australian Bank Bill	BRC	Pay	4.250%	06/15/17	AUD 1,800,000	(6,025)	(1,769)	(4,256)
OTC - 6-Month Australian Bank Bill	DUB	Pay	4.250%	06/15/17	2,600,000	(8,703)	(1,423)	(7,280)
OTC - 6-Month Australian Bank Bill	CIT	Pay	5.000%	06/15/17	3,700,000	112,091	28,023	84,068
OTC - 6-Month Australian Bank Bill	DUB	Pay	5.000%	06/15/17	1,900,000	57,560	15,045	42,515
OTC - 6-Month Australian Bank Bill	RBS	Pay	5.000%	06/15/17	3,700,000	112,091	29,646	82,445
OTC - 6-Month EUR-LIBOR	BRC	Pay	2.500%	09/21/18	EUR 5,400,000	223,552	(90,664)	314,216
OTC - 28-Day Mexico Interbank TIIE Banxico	MSC	Pay	6.350%	06/02/21	MXN 160,000,000	(309,721)	241,346	(551,067)
OTC - 6-Month EUR-LIBOR	BRC	Pay	3.000%	09/21/21	EUR 13,300,000	1,026,898	120,154	906,744
CME - 6-Month EUR-LIBOR	CME	Pay	3.000%	09/21/21	6,900,000	555,320	491,836	63,484
OTC - 6-Month EUR-LIBOR	BRC	Pay	3.500%	09/21/21	26,900,000	3,664,145	143,824	3,520,321
CME - 6-Month EUR-LIBOR	CME	Pay	3.500%	09/21/21	95,300,000	13,403,666	10,334,010	3,069,656
CME - 6-Month EUR-LIBOR	CME	Pay	3.650%	09/21/21	23,900,000	3,792,628	3,360,070	432,558
OTC - 6-Month EUR-LIBOR	BRC	Pay	2.500%	03/21/22	18,300,000	165,274	(92,804)	258,078
CME - 6-Month EUR-LIBOR	CME	Pay	2.500%	03/21/22	41,600,000	461,610	(833,734)	1,295,344
CME - 6-Month EUR-LIBOR	CME	Pay	2.750%	03/21/22	29,400,000	1,201,845	(87,991)	1,289,836
OTC - 6-Month EUR-LIBOR	BNP	Pay	3.000%	03/21/22	9,200,000	618,846	148,814	470,032
OTC - 6-Month GBP-LIBOR	BRC	Pay	3.000%	03/21/22	GBP 23,000,000	2,164,221	9,405	2,154,816
CME - 6-Month EUR-LIBOR	CME	Pay	3.000%	03/21/22	EUR 57,000,000	4,027,723	2,696,200	1,331,523
OTC - 6-Month GBP-LIBOR	HSB	Pay	3.000%	03/21/22	GBP 63,200,000	5,946,902	34,962	5,911,940
OTC - 3-Month Canadian Bank Bill	RBS	Pay	5.700%	12/18/24	CAD 54,000,000	4,152,404	(36,710)	4,189,114
OTC - 3-Month USD-LIBOR	BNP	Receive	4.250%	06/15/41	$2,200,000	(760,672)	96,800	(857,472)
OTC - 3-Month USD-LIBOR	BOA	Receive	4.250%	06/15/41	2,300,000	(795,248)	99,958	(895,206)
OTC - 3-Month USD-LIBOR	BRC	Receive	4.250%	06/15/41	4,500,000	(1,555,921)	101,250	(1,657,171)
OTC - 3-Month USD-LIBOR	CIT	Receive	4.250%	06/15/41	8,300,000	(2,869,809)	301,340	(3,171,149)
OTC - 3-Month USD-LIBOR	CSF	Receive	4.250%	06/15/41	1,700,000	(587,792)	53,805	(641,597)
OTC - 3-Month USD-LIBOR	DUB	Receive	4.250%	06/15/41	12,300,000	(4,252,850)	(456,330)	(3,796,520)
OTC - 3-Month USD-LIBOR	GSC	Receive	4.250%	06/15/41	3,800,000	(1,313,889)	76,000	(1,389,889)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)
OTC - 3-Month USD-LIBOR	HSB	Receive	4.250%	06/15/41	$23,100,000	($7,987,060)	$356,418	($8,343,478)
OTC - 3-Month USD-LIBOR	JPM	Receive	4.250%	06/15/41	54,200,000	(18,740,201)	727,738	(19,467,939)
OTC - 3-Month USD-LIBOR	MSC	Receive	4.250%	06/15/41	40,700,000	(14,072,439)	418,950	(14,491,389)
OTC - 3-Month USD-LIBOR	RBS	Receive	4.250%	06/15/41	86,800,000	(30,011,983)	2,035,705	(32,047,688)
OTC - 3-Month USD-LIBOR	UBS	Receive	4.250%	06/15/41	1,800,000	(622,368)	67,950	(690,318)
OTC - 3-Month USD-LIBOR	BOA	Receive	4.000%	12/21/41	2,400,000	(708,482)	68,424	(776,906)
OTC - 3-Month USD-LIBOR	CIT	Receive	4.000%	12/21/41	13,400,000	(3,955,691)	163,798	(4,119,489)
OTC - 3-Month USD-LIBOR	DUB	Receive	4.000%	12/21/41	4,900,000	(1,446,484)	(19,600)	(1,426,884)
OTC - 3-Month USD-LIBOR	MSC	Receive	4.000%	12/21/41	11,500,000	(3,394,809)	154,850	(3,549,659)
OTC - 3-Month USD-LIBOR	RBS	Receive	4.000%	12/21/41	4,400,000	(1,298,883)	8,800	(1,307,683)
OTC - 6-Month GBP-LIBOR	HSB	Pay	3.250%	06/20/42	GBP 1,300,000	83,289	(9,146)	92,435

Total Interest Rate Swaps						($48,289,131)	$16,436,069	($64,725,200)

Total Swap Agreements						($52,221,288)	$20,797,669	($73,018,957)

(p)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$53,225,000	$53,225,000	$-	$-
	Preferred Stocks
	Financials	3,183,762	1,433,813	-	1,749,949
	Corporate Bonds & Notes	1,684,238,989	-	1,684,033,573	205,416
	Senior Loan Notes	16,201,788	-	16,201,788	-
	Mortgage-Backed Securities	3,103,675,207	-	3,087,302,108	16,373,099
	Asset-Backed Securities	131,340,403	-	131,340,403	-
	U.S. Government Agency Issues	13,389,503	-	13,389,503	-
	U.S. Treasury Obligations	1,204,720,842	-	1,204,720,842	-
	Foreign Government Bonds & Notes	729,829,395	-	729,829,395	-
	Municipal Bonds	254,105,730	-	254,105,730	-
	Short-Term Investments	652,616,470	-	652,616,470	-
	Derivatives:
	Credit Contracts
	Swaps	22,709,120	-	22,709,120	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	32,904,825	-	32,904,825	-
	Interest Rate Contracts
	Futures	13,554,756	13,554,756	-	-
	Purchased Options	498,212	-	498,212	-
	Swaps	49,834,871	23,442,792	26,392,079	-

	Total Interest Rate Contracts	63,887,839	36,997,548	26,890,291	-

	Total Assets - Derivatives	119,501,784	36,997,548	82,504,236	-

	Total Assets	7,966,028,873	91,656,361	7,856,044,048	18,328,464

Liabilities	Securities Sold Short
	Mortgage-Backed Securities	(215,139,070)	-	(215,139,070)	-
	Derivatives:
	Credit Contracts
	Swaps	(26,641,277)	-	(26,641,277)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(14,210,864)	-	(14,210,864)	-
	Interest Rate Contracts
	Futures	(456,820)	(456,820)	-	-
	Written Options	(5,720,188)	(71,257)	(5,363,535)	(285,396)
	Swaps	(98,124,002)	-	(98,124,002)	-

	Total Interest Rate Contracts	(104,301,010)	(528,077)	(103,487,537)	(285,396)

	Total Liabilities - Derivatives	(145,153,151)	(528,077)	(144,339,678)	(285,396)

	Total Liabilities	(360,292,221)	(528,077)	(359,478,748)	(285,396)

	Total	$7,605,736,652	$91,128,284	$7,496,565,300	$18,043,068

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

				Derivatives
				Interest
				Rate Contracts
	Preferred	Corporate	Mortgage-Backed	Written
	Stocks (1)	Bonds & Notes	Securities	Options	Total
Value, Beginning of Year	$1,778,789	$19,621,481	$1,221,200	($5,252,950)	$17,368,520
Purchases	-	-	16,143,763	-	16,143,763
Sales	-	(19,900,000)	(513,740)	-	(20,413,740)
Accrued Discounts (Premiums)	-	487,997	108,845	-	596,842
Net Realized Gains (Losses)	-	(9,733)	7,063	2,977,702	2,975,032
Change in Net Unrealized Appreciation (Depreciation)	(28,840)	5,671	(594,032)	1,989,852	1,372,651
Transfers In	-	-	-	-	-
Transfers Out	-	-	-	-	-

Value, End of Year	$1,749,949	$205,416	$16,373,099	($285,396)	$18,043,068

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($28,840)	$5,671	($230,854)	$406,238	$152,215

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments
December 31, 2011

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 53.5%

Consumer Discretionary - 4.5%

ACE Hardware Corp 9.125% due 06/01/16 ~	$1,700,000	$1,810,500
CCH II LLC 13.500% due 11/30/16	888,265	1,030,387
Comcast Cable Communications Holdings Inc 8.375% due 03/15/13	1,740,000	1,893,000
Cox Communications Inc 7.125% due 10/01/12	6,675,000	6,990,567
DIRECTV Holdings LLC 4.750% due 10/01/14	8,775,000	9,485,810
Easton-Bell Sports Inc 9.750% due 12/01/16	1,725,000	1,888,875
Macy’s Retail Holdings Inc 5.350% due 03/15/12	1,940,000	1,953,431
NBCUniversal Media LLC 2.100% due 04/01/14	6,650,000	6,764,440
Reed Elsevier Capital Inc 4.625% due 06/15/12	8,525,000	8,665,424
Sirius XM Radio Inc 9.750% due 09/01/15 ~	1,700,000	1,853,000
Speedway Motorsports Inc 8.750% due 06/01/16	1,860,000	2,036,700
Staples Inc 9.750% due 01/15/14	5,500,000	6,292,643
TCM Sub LLC 3.550% due 01/15/15 ~	5,505,000	5,712,181
The Goodyear Tire & Rubber Co 10.500% due 05/15/16	1,700,000	1,882,750
The Interpublic Group of Cos Inc 6.250% due 11/15/14	4,292,000	4,581,710
Thomson Reuters Corp (Canada) 5.700% due 10/01/14	4,441,000	4,918,288
Ticketmaster Entertainment LLC 10.750% due 08/01/16	1,700,000	1,819,000
Time Warner Cable Inc
5.400% due 07/02/12	5,400,000	5,522,656
7.500% due 04/01/14	1,530,000	1,714,149
8.250% due 02/14/14	1,168,000	1,317,296
Wendy’s/Arby’s Restaurants LLC 10.000% due 07/15/16	1,700,000	1,878,500

		80,011,307

Consumer Staples - 2.9%

Altria Group Inc 8.500% due 11/10/13	5,625,000	6,353,989
Anheuser-Busch InBev Worldwide Inc
1.500% due 07/14/14	1,695,000	1,708,382
3.000% due 10/15/12	5,490,000	5,577,357
5.375% due 11/15/14	1,575,000	1,751,438
BAT International Finance PLC (United Kingdom) 8.125% due 11/15/13 ~	7,361,000	8,245,417
Coca-Cola Amatil Ltd (Australia) 3.250% due 11/02/14 ~	5,640,000	5,923,089
General Mills Inc 6.000% due 02/15/12	5,350,000	5,381,190
Kraft Foods Inc
2.625% due 05/08/13	5,725,000	5,851,368
6.000% due 02/11/13	1,425,000	1,501,827
Philip Morris International Inc 6.875% due 03/17/14	4,695,000	5,285,349
Reynolds Group Issuer Inc 8.750% due 10/15/16 ~	1,800,000	1,903,500
The Kroger Co 6.750% due 04/15/12	2,275,000	2,313,065

		51,795,971

Energy - 5.2%

Apache Corp 6.000% due 09/15/13	5,865,000	6,392,862
BG Energy Capital PLC (United Kingdom) 2.875% due 10/15/16 ~	6,400,000	6,548,621
BP Capital Markets PLC (United Kingdom) 3.125% due 10/01/15	4,225,000	4,430,060
Canadian Natural Resources Ltd (Canada)
1.450% due 11/14/14	2,395,000	2,410,972
5.150% due 02/01/13	3,900,000	4,069,673
5.450% due 10/01/12	660,000	682,015
DCP Midstream LLC 9.700% due 12/01/13 ~	3,090,000	3,488,431
Devon Energy Corp 2.400% due 07/15/16	5,750,000	5,894,848
Ensco PLC (United Kingdom) 3.250% due 03/15/16	3,935,000	4,018,977
Enterprise Products Operating LLC
4.600% due 08/01/12	4,675,000	4,744,671
6.375% due 02/01/13	2,622,000	2,745,651
Gazprom OAO Via Gaz Capital SA (Luxembourg) 4.950% due 05/23/16 ~	4,880,000	4,892,200
Kinder Morgan Kansas Inc 6.500% due 09/01/12	3,730,000	3,823,250
Noble Corp (Cayman) 5.875% due 06/01/13	40,000	42,419
Noble Holding International Ltd (Cayman) 3.450% due 08/01/15	2,161,000	2,250,480
Occidental Petroleum Corp
1.450% due 12/13/13	3,445,000	3,506,948
1.750% due 02/15/17	4,090,000	4,148,626
Petrohawk Energy Corp 10.500% due 08/01/14	1,650,000	1,843,875
Plains All American Pipeline LP 4.250% due 09/01/12	6,585,000	6,718,577
SeaRiver Maritime Inc 0.000% due 09/01/12	4,148,000	4,119,358
Transocean Inc (Cayman)
5.050% due 12/15/16	1,740,000	1,778,988
5.250% due 03/15/13	5,840,000	6,005,798
Williams Partners LP 3.800% due 02/15/15	3,400,000	3,572,445
Woodside Finance Ltd (Australia)
4.500% due 11/10/14 ~	3,025,000	3,187,609
5.000% due 11/15/13 ~	745,000	781,502

		92,098,856

Financials - 22.2%

American Express Centurion Bank 5.550% due 10/17/12	2,500,000	2,577,705
American Express Credit Corp 5.125% due 08/25/14	3,635,000	3,908,061
American International Group Inc 4.250% due 09/15/14	5,475,000	5,324,268
Banco Bilbao Vizcaya Argentaria SA 2.450% due 06/22/12	40,000,000	40,433,080
Bank of America Corp 1.848% due 01/30/14 §	6,650,000	6,007,364
Bank of Nova Scotia (Canada) 2.250% due 01/22/13	3,790,000	3,843,106
Barclays Bank PLC (United Kingdom) 5.200% due 07/10/14	9,020,000	9,304,554
BB&T Corp 5.700% due 04/30/14	6,345,000	6,945,922
Berkshire Hathaway Inc 2.200% due 08/15/16	8,500,000	8,761,154

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Capital One Financial Corp
2.125% due 07/15/14	$90,000	$88,911
7.375% due 05/23/14	5,075,000	5,579,653
Caterpillar Financial Services Corp 0.871% due 04/01/14 §	7,500,000	7,495,013
Citigroup Inc
1.511% due 04/01/14 §	10,750,000	10,136,637
2.125% due 04/30/12	29,700,000	29,900,534
Daimler Finance North America LLC
1.184% due 03/28/14 § ~	7,320,000	7,068,851
1.875% due 09/15/14 ~	2,505,000	2,493,394
Fifth Third Bancorp 6.250% due 05/01/13	5,445,000	5,726,223
General Electric Capital Corp
1.014% due 04/07/14 §	14,000,000	13,692,084
1.875% due 09/16/13	2,125,000	2,152,359
2.000% due 09/28/12	7,400,000	7,502,268
General Motors Acceptance Corp 6.625% due 05/15/12	1,850,000	1,873,125
HSBC Bank PLC (United Kingdom) 1.625% due 08/12/13 ~	795,000	783,521
HSBC Finance Corp 0.686% due 04/24/12 §	5,175,000	5,114,892
Hyundai Capital Services Inc (South Korea) 4.375% due 07/27/16 ~	5,000,000	5,105,590
JPMorgan Chase & Co 1.216% due 01/24/14 §	12,825,000	12,638,512
KeyCorp 3.750% due 08/13/15	3,492,000	3,624,748
Kilroy Realty LP 5.000% due 11/03/15	4,390,000	4,519,400
Lloyds TSB Bank PLC (United Kingdom) 4.375% due 01/12/15 ~	2,525,000	2,432,734
MassMutual Global Funding II 1.074% due 09/27/13 § ~	8,350,000	8,320,149
MetLife Inc 2.375% due 02/06/14	1,550,000	1,572,587
Metropolitan Life Global Funding I
2.500% due 01/11/13 ~	7,075,000	7,162,801
5.125% due 06/10/14 ~	3,725,000	4,013,859
Morgan Stanley 2.016% due 01/24/14 §	12,130,000	11,171,475
New York Life Global Funding 2.450% due 07/14/16 ~	7,735,000	7,936,342
Nordea Bank AB (Sweden) 2.125% due 01/14/14 ~	7,746,000	7,601,328
Principal Financial Group Inc 7.875% due 05/15/14	4,825,000	5,383,199
Prudential Financial Inc
2.750% due 01/14/13	6,325,000	6,381,368
5.100% due 09/20/14	1,579,000	1,699,601
Rabobank Nederland NV (Netherlands) 4.200% due 05/13/14 ~	4,325,000	4,534,654
RCI Banque SA (France) 2.261% due 04/11/14 § ~	2,650,000	2,527,157
Regions Financial Corp 6.375% due 05/15/12	3,000,000	3,037,500
Royal Bank of Canada (Canada) 0.703% due 04/17/14 §	9,335,000	9,245,459
Simon Property Group LP 4.200% due 02/01/15	4,975,000	5,280,191
SLM Corp 5.125% due 08/27/12	9,955,000	10,007,861
Societe Generale SA (France) 2.500% due 01/15/14 ~	2,660,000	2,464,586
Standard Chartered PLC (United Kingdom) 3.850% due 04/27/15 ~	1,125,000	1,133,321
Sun Life Financial Global Funding LP 0.853% due 10/06/13 § ~	4,700,000	4,645,137
The Goldman Sachs Group Inc 1.435% due 02/07/14 §	11,240,000	10,512,446
The Royal Bank of Scotland Group PLC (United Kingdom) 3.400% due 08/23/13	5,675,000	5,523,841
The Toronto-Dominion Bank (Canada)
0.600% due 07/26/13 §	3,105,000	3,101,939
0.701% due 07/14/14 §	3,080,000	3,078,947
Toyota Motor Credit Corp 2.000% due 09/15/16	7,890,000	7,979,204
U.S. Bancorp 2.200% due 11/15/16	9,075,000	9,174,625
U.S. Central Federal Credit Union 1.900% due 10/19/12	7,300,000	7,403,536
UBS AG (Switzerland) 1.425% due 01/28/14 §	8,820,000	8,594,146
Ventas Realty LP/Ventas Capital Corp 3.125% due 11/30/15	2,300,000	2,251,610
Wachovia Corp 5.500% due 05/01/13	7,300,000	7,705,500
WEA Finance LLC 5.400% due 10/01/12 ~	7,000,000	7,173,537
Western Corporate Federal Credit Union 1.750% due 11/02/12	1,700,000	1,721,704

		393,373,273

Health Care - 3.9%

Amgen Inc 1.875% due 11/15/14	5,130,000	5,200,737
Aristotle Holding Inc 2.750% due 11/21/14 ~	3,765,000	3,813,802
Baxter International Inc 1.850% due 01/15/17	1,910,000	1,927,612
Boston Scientific Corp 4.500% due 01/15/15	8,240,000	8,654,521
Cardinal Health Inc 5.500% due 06/15/13	4,940,000	5,238,821
Express Scripts Inc
3.125% due 05/15/16	2,750,000	2,768,609
5.250% due 06/15/12	5,785,000	5,895,239
6.250% due 06/15/14	3,220,000	3,512,241
Gilead Sciences Inc 2.400% due 12/01/14	3,265,000	3,326,594
Life Technologies Corp
3.375% due 03/01/13	6,510,000	6,595,535
3.500% due 01/15/16	4,365,000	4,388,148
Teva Pharmaceutical Finance III BV (Netherlands) 1.067% due 03/21/14 §	4,650,000	4,626,020
UnitedHealth Group Inc 1.875% due 11/15/16	2,145,000	2,147,660
Watson Pharmaceuticals Inc 5.000% due 08/15/14	3,775,000	4,053,742
WellPoint Inc
6.000% due 02/15/14	4,017,000	4,381,274
6.800% due 08/01/12	1,925,000	1,990,852

		68,521,407

Industrials - 2.5%

ACCO Brands Corp 10.625% due 03/15/15	1,700,000	1,899,750
Casella Waste Systems Inc 11.000% due 07/15/14	1,650,000	1,798,500
CSX Corp 5.750% due 03/15/13	3,375,000	3,554,098
Delta Air Lines Inc 12.250% due 03/15/15 ~	1,700,000	1,785,000
ERAC USA Finance LLC
2.750% due 07/01/13 ~	10,685,000	10,870,481
5.800% due 10/15/12 ~	1,000,000	1,034,788

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
GATX Corp 3.500% due 07/15/16	$4,875,000	$4,903,831
John Deere Capital Corp 4.950% due 12/17/12	7,750,000	8,075,810
Lockheed Martin Corp 2.125% due 09/15/16	1,585,000	1,589,709
Roper Industries Inc 6.625% due 08/15/13	1,000,000	1,071,605
United Air Lines Inc 9.875% due 08/01/13 ~	1,750,000	1,798,125
Waste Management Inc
5.000% due 03/15/14	2,925,000	3,136,702
6.375% due 11/15/12	3,605,000	3,769,669

		45,288,068

Information Technology - 1.3%

Broadcom Corp
1.500% due 11/01/13	2,045,000	2,068,344
2.375% due 11/01/15	2,385,000	2,444,074
Cisco Systems Inc 0.794% due 03/14/14 §	6,364,000	6,363,319
Fiserv Inc 3.125% due 06/15/16	1,435,000	1,462,921
Hewlett-Packard Co
2.350% due 03/15/15	4,570,000	4,552,053
2.625% due 12/09/14	850,000	858,212
HP Enterprise Services LLC 6.000% due 08/01/13	2,950,000	3,128,782
Xerox Corp 1.281% due 05/16/14 §	1,845,000	1,819,172

		22,696,877

Materials - 1.4%

ArcelorMittal (Luxembourg) 5.375% due 06/01/13	3,765,000	3,855,944
Barrick Gold Corp (Canada) 1.750% due 05/30/14	3,900,000	3,941,231
Barrick Gold Financeco LLC 6.125% due 09/15/13	2,000,000	2,162,552
CRH America Inc 5.300% due 10/15/13	1,220,000	1,267,852
Ecolab Inc 2.375% due 12/08/14	3,725,000	3,800,569
Rio Tinto Finance USA Ltd (Australia) 8.950% due 05/01/14	3,500,000	4,095,942
The Dow Chemical Co 2.500% due 02/15/16	6,250,000	6,290,637

		25,414,727

Telecommunication Services - 4.5%

America Movil SAB de CV (Mexico)
2.375% due 09/08/16	3,640,000	3,648,860
3.625% due 03/30/15	2,500,000	2,632,578
American Tower Corp 4.625% due 04/01/15	6,985,000	7,287,115
AT&T Inc 6.700% due 11/15/13	5,700,000	6,287,419
British Telecommunications PLC (United Kingdom) 5.150% due 01/15/13	4,000,000	4,142,596
CenturyLink Inc 7.875% due 08/15/12	980,000	1,012,046
Crown Castle Towers LLC 4.523% due 01/15/35 ~	7,250,000	7,567,760
Digicel Ltd (Bermuda) 12.000% due 04/01/14 ~	1,650,000	1,856,250
GTP Acquisition Partners I LLC 4.347% due 06/15/41 ~	2,485,000	2,483,396
Rogers Communications Inc (Canada)
6.250% due 06/15/13	1,250,000	1,338,639
6.375% due 03/01/14	3,250,000	3,585,751
Telecom Italia Capital SA (Luxembourg) 5.250% due 11/15/13	7,675,000	7,376,704
Telefonica Emisiones SAU (Spain) 5.855% due 02/04/13	7,150,000	7,272,379
Verizon Virginia Inc 4.625% due 03/15/13	10,735,000	11,181,318
Vodafone Group PLC (United Kingdom) 5.350% due 02/27/12	12,350,000	12,434,746

		80,107,557

Utilities - 5.1%

Abu Dhabi National Energy Co (United Arab Emirates) 5.620% due 10/25/12 ~	6,345,000	6,551,212
Atmos Energy Corp 4.950% due 10/15/14	1,000,000	1,095,541
CenterPoint Energy Resources Corp 7.875% due 04/01/13	2,600,000	2,802,446
CMS Energy Corp 2.750% due 05/15/14	5,000,000	4,963,515
Commonwealth Edison Co 1.950% due 09/01/16	1,605,000	1,604,416
Dominion Resources Inc 1.950% due 08/15/16	2,165,000	2,178,533
DTE Energy Co 1.227% due 06/03/13 §	3,300,000	3,298,010
Duke Energy Corp
2.150% due 11/15/16	6,350,000	6,376,841
6.300% due 02/01/14	6,018,000	6,643,493
Enel Finance International NV (Netherlands) 5.700% due 01/15/13 ~	4,825,000	4,844,585
Georgia Power Co 1.300% due 09/15/13	5,150,000	5,200,460
Great Plains Energy Inc 2.750% due 08/15/13	2,915,000	2,957,985
Korea Hydro & Nuclear Power Co Ltd (South Korea) 3.125% due 09/16/15 ~	4,240,000	4,267,259
MidAmerican Energy Holdings Co 5.000% due 02/15/14	7,054,000	7,583,784
NiSource Finance Corp
5.400% due 07/15/14	3,539,000	3,842,498
6.150% due 03/01/13	891,000	936,072
Progress Energy Inc 6.050% due 03/15/14	3,448,000	3,806,951
PSEG Power LLC 2.750% due 09/15/16	1,755,000	1,765,916
Sempra Energy 1.306% due 03/15/14 §	6,255,000	6,233,770
Sierra Pacific Power Co 5.450% due 09/01/13	1,065,000	1,134,205
Southern Co 1.950% due 09/01/16	1,995,000	2,016,510
Virginia Electric & Power Co 5.100% due 11/30/12	3,500,000	3,636,535
Wisconsin Electric Power Co 6.000% due 04/01/14	5,375,000	5,990,566

		89,731,103

Total Corporate Bonds & Notes
(Cost $949,620,003)		949,039,146

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value

MORTGAGE-BACKED SECURITIES - 27.7%

Collateralized Mortgage Obligations - Commercial - 4.0%

Banc of America Commercial Mortgage Inc 5.546% due 02/10/51 "	$2,780,054	$2,803,424
Bear Stearns Commercial Mortgage Securities
4.978% due 07/11/42 " §	4,200,000	4,516,535
5.116% due 02/11/41 " §	3,695,000	4,016,057
5.200% due 01/12/41 " §	8,399,000	8,937,086
Citigroup Commercial Mortgage Trust 5.364% due 04/15/40 " §	4,070,000	4,362,904
Commercial Mortgage Pass-Through Certificates 5.526% due 07/10/37 " §	7,355,000	7,936,302
DBUBS Mortgage Trust 2.238% due 08/10/44 "	2,592,714	2,636,859
GE Capital Commercial Mortgage Corp 4.772% due 06/10/48 " §	3,730,000	4,030,353
GMAC Commercial Mortgage Securities Inc 4.079% due 05/10/36 "	2,770,000	2,832,107
JPMorgan Chase Commercial Mortgage Securities Corp
1.525% due 07/15/46 " ~	5,864,527	5,850,408
4.719% due 01/15/38 "	4,385,000	4,607,164
5.356% due 06/12/41 " §	5,255,000	5,681,966
Morgan Stanley Capital I
1.480% due 06/15/44 " ~	3,647,287	3,623,899
4.780% due 12/13/41 "	5,259,000	5,644,314
WF-RBS Commercial Mortgage Trust 1.607% due 06/15/44 " ~	4,182,244	4,196,210

		71,675,588

Collateralized Mortgage Obligations - Residential - 8.2%

Arkle Master Issuer PLC (United Kingdom) 1.866% due 05/17/60 " § ~	7,300,000	7,288,101
Bear Stearns Adjustable Rate Mortgage Trust
2.447% due 04/25/34 " §	522,974	447,657
3.207% due 11/25/34 " §	1,653,792	1,550,209
Bear Stearns Alt-A Trust
0.644% due 01/25/35 " §	2,495,681	1,977,311
0.934% due 04/25/34 " §	717,064	522,667
Chase Mortgage Finance Corp
2.732% due 02/25/37 " §	1,830,683	1,662,604
2.738% due 02/25/37 " §	2,975,241	2,551,519
2.748% due 02/25/37 " §	1,572,350	1,488,142
2.751% due 02/25/37 " §	732,325	619,488
2.760% due 02/25/37 " §	4,174,181	4,059,817
Countrywide Home Loan Mortgage Pass-Through Trust
2.667% due 02/19/34 " §	2,164,970	1,841,471
2.716% due 11/20/34 " §	710,914	531,128
Fannie Mae 5.000% due 08/25/19 "	11,866,592	12,745,169
FDIC Structured Sale Guaranteed Notes 0.845% due 02/25/48 " § ~	2,383,365	2,380,869
Fosse Master Issuer PLC (United Kingdom) 1.805% due 10/18/54 " § ~	2,295,000	2,288,624
Freddie Mac
0.728% due 05/15/36 " §	1,029,698	1,030,857
0.778% due 08/15/41 " §	7,435,983	7,443,313
7.000% due 09/15/30 "	1,443,725	1,674,416
Harborview Mortgage Loan Trust 0.625% due 06/20/35 " §	1,096,853	820,590
Holmes Master Issuer PLC (United Kingdom) 1.948% due 10/21/54 " § ~	2,425,000	2,419,677
JPMorgan Mortgage Trust
2.782% due 07/25/35 " §	677,162	612,717
2.798% due 07/25/35 " §	2,281,649	2,008,531
2.810% due 07/25/35 " §	2,389,763	2,145,261
MASTR Adjustable Rate Mortgages Trust 1.690% due 09/25/34 " §	852,701	625,454
Merrill Lynch Mortgage Investors Inc 2.518% due 12/25/35 " §	5,582,000	3,652,565
NCUA Guaranteed Notes
0.654% due 04/06/20 " §	5,956,617	5,960,340
0.665% due 11/06/17 " §	5,646,658	5,646,658
0.675% due 03/06/20 " §	5,972,805	5,972,805
0.676% due 03/11/20 " §	5,838,964	5,850,204
0.695% due 02/06/20 " §	5,185,684	5,185,684
0.745% due 01/08/20 " §	3,842,762	3,849,371
0.745% due 10/07/20 " §	3,504,003	3,507,823
1.840% due 10/07/20 "	898,868	904,486
Permanent Master Issuer PLC (United Kingdom) 1.803% due 07/15/42 " § ~	11,300,000	11,270,982
Sequoia Mortgage Trust 0.928% due 11/20/34 " §	876,803	742,814
Silverstone Master Issuer PLC (United Kingdom)
1.812% due 01/21/55 " § ~	7,600,000	7,584,998
1.960% due 01/21/55 " § ~	3,620,000	3,613,357
Structured Adjustable Rate Mortgage Loan Trust
2.505% due 05/25/34 " §	1,060,286	975,905
2.531% due 06/25/34 " §	3,814,665	3,209,392
2.574% due 11/25/34 " §	2,134,999	1,858,861
Structured Asset Securities Corp 2.450% due 07/25/33 " §	562,146	465,214
Washington Mutual Mortgage Pass-Through Certificates
0.584% due 07/25/45 " §	3,936,641	2,892,010
0.614% due 08/25/45 " §	2,576,795	1,890,964
2.500% due 09/25/35 " §	9,000,000	5,930,950
2.563% due 06/25/34 " §	1,035,083	1,005,675
Washington Mutual MSC Mortgage Pass-Through Certificates 7.000% due 03/25/34 "	987,243	1,054,068
Wells Fargo Mortgage-Backed Securities Trust 2.736% due 08/25/33 " §	2,310,273	2,313,622

		146,074,340

Fannie Mae - 13.5%

1.950% due 01/01/35 " §	41,143	43,229
2.180% due 05/01/35 " §	4,407,073	4,596,228
2.185% due 05/01/35 " §	917,370	955,704
2.240% due 03/01/35 " §	1,153,094	1,204,660
2.323% due 04/01/34 " §	2,692,395	2,818,315
2.375% due 02/01/33 " §	311,633	327,514
2.378% due 04/01/33 " §	445,830	469,095
2.384% due 01/01/35 " §	1,602,934	1,693,371
2.422% due 06/01/35 " §	1,879,840	1,987,457
2.425% due 12/01/33 " §	2,537,564	2,671,305
2.451% due 07/01/35 " §	2,224,928	2,363,344
2.452% due 10/01/34 " §	1,154,197	1,202,591
2.460% due 04/01/35 " §	1,798,436	1,894,656
2.465% due 02/01/33 - 02/01/34 " §	9,280,595	9,732,171
2.500% due 05/01/33 - 02/01/34 " §	1,772,312	1,865,668
2.519% due 06/01/33 " §	2,004,304	2,114,309
2.525% due 12/01/33 " §	2,121,542	2,235,206
2.550% due 08/01/33 " §	3,663,596	3,877,161
2.560% due 11/01/35 " §	1,557,880	1,645,769
2.661% due 07/01/35 " §	2,494,448	2,653,771
2.675% due 05/01/33 " §	1,957,276	2,072,591
3.500% due 03/01/26 "	5,932,070	6,210,790
4.000% due 04/01/26 - 11/01/40 "	13,439,779	14,199,372
4.500% due 03/01/25 - 04/01/26 "	48,429,133	51,700,849
4.922% due 06/01/35 " §	1,623,983	1,707,054
5.500% due 01/01/18 - 12/01/39 "	99,842,258	109,069,696
6.000% due 01/01/18 "	3,910,731	4,228,525

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
6.500% due 05/01/33 "	$3,097,457	$3,517,498
7.000% due 05/01/33 - 06/01/33 "	923,520	1,052,956

		240,110,855

Freddie Mac - 1.2%

2.378% due 09/01/35 " §	4,335,156	4,546,263
2.475% due 03/01/35 " §	1,321,368	1,394,589
2.477% due 08/01/35 " §	3,744,987	3,954,197
2.548% due 03/01/35 " §	1,127,446	1,193,615
4.359% due 02/01/35 " §	723,978	755,029
5.500% due 03/01/18 - 01/01/20 "	1,427,064	1,560,189
6.000% due 04/01/33 "	6,409,724	7,161,089

		20,564,971

Government National Mortgage Association - 0.8%

1.625% due 09/20/34 " §	1,854,525	1,908,262
1.750% due 01/20/35 " §	3,580,624	3,709,143
5.500% due 07/15/20 "	1,513,032	1,640,597
6.000% due 01/15/22 "	5,978,106	6,500,732

		13,758,734

Total Mortgage-Backed Securities
(Cost $495,873,264)		492,184,488

ASSET-BACKED SECURITIES - 9.4%

Ally Auto Receivables Trust
0.970% due 08/17/15 "	2,825,000	2,826,838
1.610% due 05/16/16 "	5,230,000	5,310,151
Ally Master Owner Trust
1.810% due 05/15/16 "	8,020,000	8,064,382
2.150% due 01/15/16 "	6,395,000	6,468,261
American Express Credit Account Master Trust 0.448% due 04/17/17 " §	4,545,000	4,549,983
Bank of America Auto Trust
1.670% due 12/15/13 " ~	4,550,233	4,562,144
2.130% due 09/15/13 " ~	2,530,037	2,536,912
CarMax Auto Owner Trust 0.910% due 12/15/15 "	4,460,000	4,448,889
CNH Equipment Trust
1.030% due 11/17/14 "	760,162	760,593
3.000% due 08/17/15 "	1,450,000	1,472,396
5.170% due 10/15/14 "	1,357,215	1,388,109
College Loan Corp Trust
0.518% due 07/25/24 " §	10,000,000	9,886,756
0.578% due 04/25/21 " §	6,946,618	6,933,686
Collegiate Funding Services Education Loan Trust 0.664% due 12/28/21 " §	3,703,992	3,657,781
Ford Credit Auto Lease Trust 1.340% due 09/15/14 "	1,670,000	1,674,834
Ford Credit Auto Owner Trust 1.510% due 01/15/14 "	3,434,516	3,446,975
GE Capital Credit Card Master Note Trust 0.758% due 05/15/19 " §	2,840,000	2,846,949
Honda Auto Receivables Owner Trust 1.550% due 08/18/17 "	4,520,000	4,575,923
Hyundai Auto Receivables Trust 1.650% due 02/15/17 "	3,600,000	3,658,258
John Deere Owner Trust 1.320% due 05/15/14 "	1,046,284	1,049,408
KnowledgeWorks Foundation 1.456% due 02/25/42 " §	1,989,356	1,924,610
Mercedes-Benz Auto Lease Trust 1.240% due 07/17/17 " ~	2,745,000	2,742,511
Mercedes-Benz Auto Receivables Trust 1.220% due 12/15/17 "	5,460,000	5,488,438
NCUA Guaranteed Notes 0.624% due 12/07/20 " §	3,100,099	3,109,120
Nelnet Student Loan Trust 1.198% due 07/27/48 " § ~	2,380,040	2,373,861
Nissan Auto Lease Trust
0.920% due 02/16/15 "	2,330,000	2,322,014
1.040% due 08/15/14 "	5,480,000	5,484,068
NorthStar Education Finance Inc
0.545% due 04/28/16 " §	4,339,661	4,226,570
0.595% due 04/28/17 " §	760,000	758,016
Porsche Financial Auto Securitization Trust 1.190% due 12/17/18 " ~	2,665,000	2,678,308
Porsche Innovative Lease Owner Trust 1.260% due 11/20/17 " ~	2,895,000	2,893,164
SLM Student Loan Trust
0.418% due 07/25/17 " §	5,816,984	5,770,791
0.448% due 07/25/18 " §	16,028,813	15,987,649
SMART Trust (Australia) 1.540% due 03/14/15 " ~	1,345,000	1,345,316
Suntrust Student Loan Trust 0.525% due 07/28/20 " § ~	4,104,962	4,091,315
Wachovia Student Loan Trust 0.528% due 07/27/20 " §	4,591,512	4,565,883
World Financial Network Credit Card Master Trust
0.408% due 02/15/17 " § ~	15,000,000	14,864,421
3.790% due 05/15/16 "	5,800,000	5,883,481

Total Asset-Backed Securities
(Cost $166,378,992)		166,628,764

U.S. GOVERNMENT AGENCY ISSUES - 1.0%

Fannie Mae 0.750% due 12/19/14	5,975,000	5,997,908
Freddie Mac
0.750% due 11/25/14	5,975,000	5,990,099
4.500% due 01/15/13	5,900,000	6,160,685

Total U.S. Government Agency Issues
(Cost $18,085,747)		18,148,692

U.S. TREASURY OBLIGATIONS - 3.9%

U.S. Treasury Inflation Protected Securities - 2.6%

0.500% due 04/15/15 ∧	9,670,272	10,125,829
3.000% due 07/15/12 ∧	35,393,993	36,176,519

		46,302,348

U.S. Treasury Notes - 1.3%

1.000% due 08/31/16	11,370,000	11,497,912
1.000% due 10/31/16	10,895,000	11,005,650

		22,503,562

Total U.S. Treasury Obligations
(Cost $68,597,560)		68,805,910

FOREIGN GOVERNMENT BONDS & NOTES - 0.1%

Korea National Oil Corp (South Korea)
4.000% due 10/27/16 ~	1,070,000	1,104,410

Total Foreign Government Bonds & Notes
(Cost $1,063,656)		1,104,410

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value

MUNICIPAL BONDS - 0.5%

Florida Hurricane Catastrophe Fund Finance Corp ‘A’
1.058% due 10/15/12 §	$9,230,000	$9,206,187

Total Municipal Bonds
(Cost $9,230,000)		9,206,187

SHORT-TERM INVESTMENT - 3.3%

Repurchase Agreement - 3.3%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $58,359,349; collateralized by U.S. Treasury Notes: 0.625% due 07/15/14 and value $59,528,859)	58,359,284	58,359,284

Total Short-Term Investment
(Cost $58,359,284)		58,359,284

TOTAL INVESTMENTS - 99.4%
(Cost $1,767,208,506)		1,763,476,881

OTHER ASSETS & LIABILITIES, NET - 0.6%		10,249,180

NET ASSETS - 100.0%		$1,773,726,061

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	53.5%
Mortgage-Backed Securities	27.7%
Asset-Backed Securities	9.4%
U.S. Treasury Obligations	3.9%
Short-Term Investment	3.3%
U.S. Government Agency Issues	1.0%
Municipal Bonds	0.5%
Foreign Government Bonds & Notes	0.1%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of December 31, 2011, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	12.7%
A-1 (Short-Term Debt only)	3.3%
AA/U.S. Government & Agency Issues	35.1%
A	18.9%
BBB	21.2%
BB	2.1%
B	0.7%
CC	0.2%
C	0.3%
Not Rated	5.5%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Forward foreign currency contracts outstanding as of December 31, 2011 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Buy	CNY	87,010,000	06/12	SSB	$166,898
Sell	CNY	85,860,000	06/12	CSF	(205,204)
Sell	CNY	1,150,000	06/12	DUB	(2,571)

Total Forward Foreign Currency Contracts					($40,877)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Corporate Bonds & Notes	$949,039,146	$-	$949,039,146	$-
	Mortgage-Backed Securities	492,184,488	-	467,117,661	25,066,827
	Asset-Backed Securities	166,628,764	-	163,519,644	3,109,120
	U.S. Government Agency Issues	18,148,692	-	18,148,692	-
	U.S. Treasury Obligations	68,805,910	-	68,805,910	-
	Foreign Government Bonds & Notes	1,104,410	-	1,104,410	-
	Municipal Bonds	9,206,187	-	9,206,187	-
	Short-Term Investment	58,359,284	-	58,359,284	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	166,898	-	166,898	-

	Total Assets	1,763,643,779	-	1,735,467,832	28,175,947

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(207,775)	-	(207,775)	-

	Total Liabilities	(207,775)	-	(207,775)	-

	Total	$1,763,436,004	$-	$1,735,260,057	$28,175,947

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

	Mortgage-Backed	Asset-Backed
	Securities	Securities	Total
Value, Beginning of Year	$-	$-	$-
Purchases	17,500,000	-	17,500,000
Sales	(2,498,750)	-	(2,498,750)
Net Realized Gains (Losses)	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	6,610	-	6,610
Transfers In	10,058,967	3,109,120	13,168,087
Transfers Out	-	-	-

Value, End of Year	$25,066,827	$3,109,120	$28,175,947

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$6,610	$-	$6,610

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Growth Fund - Class 1	13,668,448	$711,716,067

TOTAL INVESTMENTS - 100.0%
(Cost $697,701,122)		711,716,067

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(299,287)

NET ASSETS - 100.0%		$711,416,780

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH-INCOME PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Growth-Income Fund - Class 1	34,494,147	$1,147,620,269

TOTAL INVESTMENTS - 100.0%
(Cost $1,156,330,881)		1,147,620,269

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(464,700)

NET ASSETS - 100.0%		$1,147,155,569

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
American Funds Growth Portfolio
Assets	Mutual Fund	$711,716,067	$711,716,067	$-	$-

American Funds Growth-Income Portfolio
Assets	Mutual Fund	$1,147,620,269	$1,147,620,269	$-	$-

American Funds Growth and American Funds Growth-Income Portfolios (each a ”Feeder Portfolio”, collectively ”the Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth and Growth-Income Funds of the American Funds Insurance Series, respectively, (each a ”Master Fund”, collectively the ”Master Funds”) (See Note 1 in Notes to Financial Statements). Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Funds, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 97.4%

Consumer Discretionary - 16.0%

Comcast Corp ‘A’	3,404,249	$80,714,744
General Motors Co *	1,263,581	25,612,787
Lowe’s Cos Inc	892,434	22,649,975
Macy’s Inc	231,572	7,451,987
News Corp ‘B’	1,903,515	34,605,903
Staples Inc	1,162,637	16,149,028
Target Corp	298,445	15,286,353
The Home Depot Inc	303,467	12,757,752
Time Warner Cable Inc	570,567	36,270,944
Time Warner Inc	751,220	27,149,091
Viacom Inc ‘B’	1,148,284	52,143,576

		330,792,140

Consumer Staples - 7.9%

Avon Products Inc	380,728	6,651,318
CVS Caremark Corp	1,038,806	42,362,509
Kraft Foods Inc ‘A’	978,499	36,556,723
PepsiCo Inc	162,005	10,749,032
The Procter & Gamble Co	124,089	8,277,977
Unilever NV ‘NY’ (Netherlands)	1,082,347	37,200,266
Wal-Mart Stores Inc	359,485	21,482,823

		163,280,648

Energy - 12.1%

BP PLC ADR (United Kingdom)	1,034,532	44,215,898
Chesapeake Energy Corp	560,355	12,490,313
Chevron Corp	406,738	43,276,923
Halliburton Co	1,209,691	41,746,436
Murphy Oil Corp	435,591	24,279,842
Noble Corp * (Switzerland)	327,475	9,896,295
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	623,411	45,565,110
Weatherford International Ltd * (Switzerland)	1,994,304	29,196,611

		250,667,428

Financials - 19.6%

Aflac Inc	183,261	7,927,871
Bank of America Corp	3,265,331	18,155,240
Citigroup Inc	1,830,881	48,170,479
Fifth Third Bancorp	1,385,091	17,618,357
JPMorgan Chase & Co	1,599,395	53,179,884
MetLife Inc	729,400	22,742,692
Morgan Stanley	1,100,358	16,648,417
State Street Corp	248,556	10,019,292
The Allstate Corp	1,628,840	44,646,504
The Bank of New York Mellon Corp	1,561,783	31,095,100
The Chubb Corp	132,888	9,198,507
The Goldman Sachs Group Inc	174,676	15,795,951
The PNC Financial Services Group Inc	546,853	31,537,012
The Travelers Cos Inc	455,751	26,966,787
U.S. Bancorp	503,511	13,619,973
Wells Fargo & Co	1,404,696	38,713,422

		406,035,488

Health Care - 13.6%

Abbott Laboratories	145,992	8,209,130
Bristol-Myers Squibb Co	1,305,991	46,023,123
Cardinal Health Inc	487,827	19,810,654
GlaxoSmithKline PLC ADR (United Kingdom)	519,479	23,703,827
Merck & Co Inc	1,085,333	40,917,054
Pfizer Inc	2,616,110	56,612,620
Roche Holding AG ADR (Switzerland)	438,892	18,674,855
Sanofi ADR (France)	288,841	10,554,250
UnitedHealth Group Inc	775,639	39,309,385
WellPoint Inc	275,433	18,247,436

		282,062,334

Industrials - 6.3%

Emerson Electric Co	327,534	15,259,809
General Electric Co	1,780,839	31,894,827
Honeywell International Inc	573,909	31,191,954
Ingersoll-Rand PLC (Ireland)	1,123,320	34,227,560
Textron Inc	971,176	17,957,044

		130,531,194

Information Technology - 11.1%

Cisco Systems Inc	1,179,239	21,320,641
Dell Inc *	1,403,777	20,537,258
eBay Inc *	1,357,091	41,160,570
Hewlett-Packard Co	1,506,513	38,807,775
Intel Corp	664,239	16,107,796
KLA-Tencor Corp	164,948	7,958,741
Microsoft Corp	1,884,746	48,928,006
Yahoo! Inc *	2,199,946	35,485,129

		230,305,916

Materials - 4.1%

Alcoa Inc	2,131,567	18,438,055
International Paper Co	2,269,617	67,180,663

		85,618,718

Telecommunication Services - 3.8%

AT&T Inc	761,105	23,015,815
Verizon Communications Inc	854,438	34,280,053
Vodafone Group PLC ADR (United Kingdom)	803,151	22,512,322

		79,808,190

Utilities - 2.9%

FirstEnergy Corp	551,320	24,423,476
PPL Corp	1,205,951	35,479,079

		59,902,555

Total Common Stocks
(Cost $1,864,113,613)		2,019,004,611

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.5%

Repurchase Agreement - 2.5%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $51,851,540; collateralized by Fannie Mae: 0.750% due 09/08/14 and value $52,891,031)	$51,851,482	51,851,482

Total Short-Term Investment
(Cost $51,851,482)		51,851,482

TOTAL INVESTMENTS - 99.9%
(Cost $1,915,965,095)		2,070,856,093

OTHER ASSETS & LIABILITIES, NET - 0.1%		2,307,359

NET ASSETS - 100.0%		$2,073,163,452

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Financials	19.6%
Consumer Discretionary	16.0%
Health Care	13.6%
Energy	12.1%
Information Technology	11.1%
Consumer Staples	7.9%
Industrials	6.3%
Materials	4.1%
Telecommunication Services	3.8%
Utilities	2.9%
Short-Term Investment	2.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$2,019,004,611	$2,019,004,611	$-	$-
	Short-Term Investment	51,851,482	-	51,851,482	-

	Total	$2,070,856,093	$2,019,004,611	$51,851,482	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVIDEND GROWTH PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%

Consumer Discretionary - 0.1%

General Motors Co 4.750%	34,900	$1,195,325

Total Convertible Preferred Stocks
(Cost $1,745,000)		1,195,325

COMMON STOCKS - 93.8%

Consumer Discretionary - 14.1%

Carnival Corp (Panama)	221,600	7,233,024
Family Dollar Stores Inc	92,500	5,333,550
Johnson Controls Inc	269,800	8,433,948
Kohl’s Corp	200,100	9,874,935
Marriott International Inc ‘A’	196,100	5,720,237
Mattel Inc	244,100	6,776,216
McDonald’s Corp	137,100	13,755,243
Nike Inc ‘B’	49,200	4,741,404
Omnicom Group Inc	257,300	11,470,434
Ross Stores Inc	259,600	12,338,788
Target Corp	89,200	4,568,824
The Home Depot Inc	251,800	10,585,672
The McGraw-Hill Cos Inc	203,600	9,155,892
The Walt Disney Co	98,500	3,693,750
Time Warner Cable Inc	204,400	12,993,708
Time Warner Inc	407,700	14,734,278

		141,409,903

Consumer Staples - 9.5%

Colgate-Palmolive Co	59,400	5,487,966
Costco Wholesale Corp	60,900	5,074,188
General Mills Inc	246,900	9,977,229
Kellogg Co	106,000	5,360,420
Kimberly-Clark Corp	53,600	3,942,816
McCormick & Co Inc	82,900	4,179,818
PepsiCo Inc	270,800	17,967,580
Pernod-Ricard SA (France)	100,308	9,284,111
Philip Morris International Inc	124,300	9,755,064
Sysco Corp	223,800	6,564,054
The Coca-Cola Co	82,500	5,772,525
Wal-Mart Stores Inc	145,800	8,713,008
Walgreen Co	102,000	3,372,120

		95,450,899

Energy - 10.8%

Baker Hughes Inc	138,200	6,722,048
Chevron Corp	156,400	16,640,960
Diamond Offshore Drilling Inc	53,300	2,945,358
El Paso Corp	365,800	9,719,306
EQT Corp	81,700	4,476,343
Exxon Mobil Corp	220,000	18,647,200
Occidental Petroleum Corp	120,300	11,272,110
Peabody Energy Corp	131,800	4,363,898
Schlumberger Ltd (Netherlands)	175,400	11,981,574
Spectra Energy Corp	361,300	11,109,975
The Williams Cos Inc	179,100	5,913,882
Total SA ADR (France)	84,300	4,308,573

		108,101,227

Financials - 12.7%

American Express Co	193,600	9,132,112
Aon Corp	245,400	11,484,720
General Growth Properties Inc REIT	400,800	6,020,016
JPMorgan Chase & Co	336,600	11,191,950
MetLife Inc	135,500	4,224,890
Morgan Stanley	98,200	1,485,766
Northern Trust Corp	127,900	5,072,514
NYSE Euronext	111,900	2,920,590
Principal Financial Group Inc	59,000	1,451,400
State Street Corp	164,000	6,610,840
The Allstate Corp	115,600	3,168,596
The Charles Schwab Corp	210,300	2,367,978
The Chubb Corp	132,900	9,199,338
The Goldman Sachs Group Inc	29,500	2,667,685
The PNC Financial Services Group Inc	127,400	7,347,158
U.S. Bancorp	622,300	16,833,215
Waddell & Reed Financial Inc ‘A’	198,700	4,921,799
Wells Fargo & Co	576,200	15,880,072
Willis Group Holdings PLC (Ireland)	154,400	5,990,720

		127,971,359

Health Care - 11.3%

Abbott Laboratories	31,300	1,759,999
AmerisourceBergen Corp	146,800	5,459,492
Baxter International Inc	154,300	7,634,764
C.R. Bard Inc	65,900	5,634,450
CIGNA Corp	97,600	4,099,200
Covidien PLC (Ireland)	159,100	7,161,091
DENTSPLY International Inc	382,600	13,387,174
Johnson & Johnson	136,400	8,945,112
McKesson Corp	178,900	13,938,099
Medtronic Inc	73,000	2,792,250
Merck & Co Inc	268,400	10,118,680
Novartis AG (Switzerland)	35,001	1,999,479
Pfizer Inc	1,087,100	23,524,844
Stryker Corp	150,900	7,501,239

		113,955,873

Industrials - 13.8%

C.H. Robinson Worldwide Inc	42,500	2,965,650
Cooper Industries PLC (Ireland)	201,800	10,927,470
Danaher Corp	306,300	14,408,352
Deere & Co	54,000	4,176,900
Expeditors International of Washington Inc	78,700	3,223,552
Fastenal Co	237,100	10,339,931
Fluor Corp	93,700	4,708,425
Illinois Tool Works Inc	77,100	3,601,341
Lockheed Martin Corp	57,900	4,684,110
Norfolk Southern Corp	104,200	7,592,012
Pall Corp	170,900	9,766,935
Republic Services Inc	293,200	8,077,660
Robert Half International Inc	147,800	4,206,388
Rockwell Collins Inc	125,300	6,937,861
Roper Industries Inc	171,000	14,854,770
Stanley Black & Decker Inc	54,900	3,711,240
United Parcel Service Inc ‘B’	174,100	12,742,379
United Technologies Corp	155,600	11,372,804

		138,297,780

Information Technology - 11.3%

Accenture PLC ‘A’ (Ireland)	268,300	14,281,609
Analog Devices Inc	95,400	3,413,412
Applied Materials Inc	381,900	4,090,149
Automatic Data Processing Inc	200,300	10,818,203
Cisco Systems Inc	320,000	5,785,600
Hewlett-Packard Co	61,300	1,579,088
International Business Machines Corp	52,200	9,598,536
Linear Technology Corp	71,000	2,132,130
Microchip Technology Inc	129,500	4,743,585
Microsoft Corp	425,300	11,040,788
QUALCOMM Inc	109,800	6,006,060
Texas Instruments Inc	412,700	12,013,697
The Western Union Co	469,100	8,565,766
Visa Inc ‘A’	131,100	13,310,583
Xilinx Inc	176,700	5,665,002

		113,044,208

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVIDEND GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Materials - 4.7%

Air Products & Chemicals Inc	67,200	$5,724,768
Nucor Corp	119,000	4,708,830
Potash Corp of Saskatchewan Inc (NYSE) (Canada)	96,800	3,995,904
Praxair Inc	145,500	15,553,950
Sigma-Aldrich Corp	159,100	9,937,386
The Sherwin-Williams Co	76,500	6,829,155

		46,749,993

Telecommunication Services - 3.4%

AT&T Inc	377,100	11,403,504
Crown Castle International Corp *	318,500	14,268,800
Vodafone Group PLC ADR (United Kingdom)	318,900	8,938,767

		34,611,071

Utilities - 2.2%

Entergy Corp	137,700	10,058,985
Exelon Corp	162,200	7,034,614
Sempra Energy	98,000	5,390,000

		22,483,599

Total Common Stocks
(Cost $865,807,263)		942,075,912

	Principal
	Amount
SHORT-TERM INVESTMENT - 5.3%

Repurchase Agreement - 5.3%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $52,862,404; collateralized by Fannie Mae: 0.000% due 06/06/12 and value $25,572,208; and Freddie Mac: 0.000% due 06/11/12 and value $28,350,817)	$52,862,346	52,862,346

Total Short-Term Investment
(Cost $52,862,346)		52,862,346

TOTAL INVESTMENTS - 99.2%
(Cost $920,414,609)		996,133,583

OTHER ASSETS & LIABILITIES, NET - 0.8%		7,929,137

NET ASSETS - 100.0%		$1,004,062,720

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	14.2%
Industrials	13.8%
Financials	12.7%
Health Care	11.3%
Information Technology	11.3%
Energy	10.8%
Consumer Staples	9.5%
Short-Term Investment	5.3%
Materials	4.7%
Telecommunication Services	3.4%
Utilities	2.2%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
DIVIDEND GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$1,195,325	$1,195,325	$-	$-
	Common Stocks
	Consumer Discretionary	141,409,903	141,409,903	-	-
	Consumer Staples	95,450,899	86,166,788	9,284,111	-
	Energy	108,101,227	108,101,227	-	-
	Financials	127,971,359	127,971,359	-	-
	Health Care	113,955,873	111,956,394	1,999,479	-
	Industrials	138,297,780	138,297,780	-	-
	Information Technology	113,044,208	113,044,208	-	-
	Materials	46,749,993	46,749,993	-	-
	Telecommunication Services	34,611,071	34,611,071	-	-
	Utilities	22,483,599	22,483,599	-	-

		942,075,912	930,792,322	11,283,590	-
	Short-Term Investment	52,862,346	-	52,862,346	-

	Total	$996,133,583	$931,987,647	$64,145,936	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2011

	Shares	Value
PREFERRED STOCKS - 0.0%

Consumer Discretionary - 0.0%

Other security		$1,364

Total Preferred Stocks
(Cost $1,686)		1,364

COMMON STOCKS - 99.1%

Consumer Discretionary - 10.6%

Amazon.com Inc *	74,656	12,922,954
Comcast Corp ‘A’	559,160	13,257,684
McDonald’s Corp	209,971	21,066,390
The Home Depot Inc	316,343	13,299,060
The Walt Disney Co	368,659	13,824,712
Other securities		174,961,825

		249,332,625

Consumer Staples - 11.4%

Altria Group Inc	421,996	12,512,181
CVS Caremark Corp	267,107	10,892,623
Kraft Foods Inc ‘A’	362,552	13,544,943
PepsiCo Inc	320,822	21,286,540
Philip Morris International Inc	356,439	27,973,333
The Coca-Cola Co	466,070	32,610,918
The Procter & Gamble Co	564,587	37,663,599
Wal-Mart Stores Inc	358,413	21,418,761
Other securities		91,605,567

		269,508,465

Energy - 12.2%

Chevron Corp	408,663	43,481,743
ConocoPhillips	272,461	19,854,233
Exxon Mobil Corp	983,590	83,369,088
Occidental Petroleum Corp	166,586	15,609,108
Schlumberger Ltd (Netherlands)	275,414	18,813,530
Other securities		105,465,124

		286,592,826

Financials - 13.3%

Bank of America Corp	2,079,974	11,564,655
Berkshire Hathaway Inc ‘B’ *	360,765	27,526,369
Citigroup Inc	599,967	15,785,132
JPMorgan Chase & Co	779,736	25,926,222
U.S. Bancorp	391,623	10,593,402
Wells Fargo & Co	1,082,160	29,824,330
Other securities		192,545,300

		313,765,410

Health Care - 11.7%

Abbott Laboratories	319,671	17,975,100
Amgen Inc	162,781	10,452,168
Bristol-Myers Squibb Co	347,733	12,254,111
Johnson & Johnson	560,386	36,750,114
Merck & Co Inc	625,453	23,579,578
Pfizer Inc	1,577,411	34,135,174
UnitedHealth Group Inc	218,758	11,086,655
Other securities		130,613,570

		276,846,470

Industrials - 10.6%

3M Co	143,820	11,754,409
Caterpillar Inc	132,692	12,021,895
General Electric Co	2,166,428	38,800,725
The Boeing Co	152,518	11,187,195
Union Pacific Corp	99,132	10,502,044
United Parcel Service Inc ‘B’	198,024	14,493,377
United Technologies Corp	185,937	13,590,135
Other securities		137,415,324

		249,765,104

Information Technology - 18.8%

Apple Inc *	190,720	77,241,600
Cisco Systems Inc	1,103,165	19,945,223
Google Inc ‘A’ *	51,842	33,484,748
Hewlett-Packard Co	407,745	10,503,511
Intel Corp	1,044,911	25,339,092
International Business Machines Corp	241,859	44,473,033
Microsoft Corp	1,536,342	39,883,438
Oracle Corp	807,446	20,710,990
QUALCOMM Inc	344,938	18,868,109
Visa Inc ‘A’	104,365	10,596,178
Other securities		142,942,719

		443,988,641

Materials - 3.5%

Other securities		81,701,660

Telecommunication Services - 3.2%

AT&T Inc	1,216,049	36,773,322
Verizon Communications Inc	580,959	23,308,075
Other securities		13,969,044

		74,050,441

Utilities - 3.8%

Other securities		90,323,444

Total Common Stocks
(Cost $1,777,098,006)		2,335,875,086

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.2%

Repurchase Agreement - 0.2%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $5,252,268; collateralized by Freddie Mac: 0.000% due 06/18/12 and value $5,357,320)	$5,252,263	5,252,263

Total Short-Term Investment
(Cost $5,252,263)		5,252,263

TOTAL INVESTMENTS - 99.3%
(Cost $1,782,351,955)		2,341,128,713

OTHER ASSETS & LIABILITIES, NET - 0.7%		16,990,537

NET ASSETS - 100.0%		$2,358,119,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2011

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	18.8%
Financials	13.3%
Energy	12.2%
Health Care	11.7%
Consumer Staples	11.4%
Industrials	10.6%
Consumer Discretionary	10.6%
Utilities	3.8%
Materials	3.5%
Telecommunication Services	3.2%
Short-Term Investment	0.2%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $2,728 or less than 0.1% of the net assets were valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(d)	As of December 31, 2011, less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(e)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2011.

(f)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(g)	As of December 31, 2011, $792,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(h)	Open futures contracts outstanding as of December 31, 2011 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
S&P 500 E-Mini (03/12)	357	$22,016,429	$342,481

(i)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$1,364	$-	$-	$1,364
	Common Stocks
	Consumer Discretionary	249,332,625	249,331,261	-	1,364
	Consumer Staples	269,508,465	269,508,465	-	-
	Energy	286,592,826	286,592,826	-	-
	Financials	313,765,410	313,765,410	-	-
	Health Care	276,846,470	276,846,470	-	-
	Industrials	249,765,104	249,765,104	-	-
	Information Technology	443,988,641	443,988,641	-	-
	Materials	81,701,660	81,701,660	-	-
	Telecommunication Services	74,050,441	74,050,441	-	-
	Utilities	90,323,444	90,323,444	-	-

		2,335,875,086	2,335,873,722	-	1,364
	Short-Term Investment	5,252,263	-	5,252,263	-
	Derivatives:
	Equity Contracts
	Futures	342,481	342,481	-	-

	Total	$2,341,471,194	$2,336,216,203	$5,252,263	$2,728

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

	Preferred	Common
	Stocks (1)	Stocks	Total
Value, Beginning of Year	$-	$-	$-
Purchases	1,686	1,686	3,372
Sales	-	-	-
Net Realized Gains (Losses)	-	-	-
Change in Net Unrealized Depreciation	(322)	(322)	(644)
Transfers In	-	-	-
Transfers Out	-	-	-

Value, End of Year	$1,364	$1,364	$2,728

Change in Net Unrealized Depreciation on Level 3 Investments Held at the End of Year, if Applicable	($322)	($322)	($644)

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 98.4%

Consumer Discretionary - 10.3%

Amazon.com Inc *	4,440	$768,564
Cie Financiere Richemont SA ‘A’ (Switzerland)	45,160	2,273,926
Ford Motor Co *	174,875	1,881,655
MGM Resorts International *	177,678	1,853,181
News Corp ‘A’	160,510	2,863,498
Prada SPA * (Italy)	160,400	721,514

		10,362,338

Consumer Staples - 9.2%

Davide Campari-Milano SPA (Italy)	233,763	1,553,735
Hansen Natural Corp *	38,260	3,525,277
Mead Johnson Nutrition Co	46,130	3,170,515
Pernod-Ricard SA (France)	11,156	1,032,555

		9,282,082

Energy - 2.9%

Halliburton Co	23,100	797,181
HRT Participacoes em Petroleo SA * (Brazil)	3,900	1,187,616
Southwestern Energy Co *	29,450	940,633

		2,925,430

Financials - 9.3%

AIA Group Ltd (Hong Kong)	536,000	1,670,618
Prudential PLC (United Kingdom)	176,697	1,741,082
Standard Chartered PLC (United Kingdom)	84,514	1,840,082
The Charles Schwab Corp	130,818	1,473,011
Walker & Dunlop Inc *	211,880	2,661,213

		9,386,006

Health Care - 14.6%

Celgene Corp *	77,900	5,266,040
Express Scripts Inc *	65,100	2,909,319
Intuitive Surgical Inc *	546	252,803
Medco Health Solutions Inc *	79,956	4,469,540
Vertex Pharmaceuticals Inc *	55,108	1,830,137

		14,727,839

Industrials - 15.1%

C.H. Robinson Worldwide Inc	33,665	2,349,144
CoStar Group Inc *	41,329	2,757,884
FANUC Corp (Japan)	24,700	3,775,391
Iron Mountain Inc	67,690	2,084,852
Precision Castparts Corp	4,724	778,468
United Parcel Service Inc ‘B’	47,740	3,494,090

		15,239,829

Information Technology - 30.2%

Amphenol Corp ‘A’	28,220	1,280,906
Apple Inc *	14,122	5,719,410
eBay Inc *	258,050	7,826,656
EMC Corp *	131,625	2,835,202
Microsoft Corp	136,460	3,542,502
ON Semiconductor Corp *	211,555	1,633,205
TE Connectivity Ltd (Switzerland)	73,425	2,262,224
Trimble Navigation Ltd *	52,280	2,268,952
VistaPrint NV * (Netherlands)	91,160	2,789,496
Zynga Inc ‘A’ *	44,005	414,087

		30,572,640

Materials - 2.2%

Ivanhoe Mines Ltd (NYSE) * (Canada)	127,350	2,256,642

Telecommunication Services - 4.6%

Crown Castle International Corp *	104,470	4,680,256

Total Common Stocks
(Cost $95,366,051)		99,433,062

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.8%

Repurchase Agreement - 0.8%

State Street Bank & Trust Co 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $854,598; collateralized by Federal Home Loan Bank: 0.000% due 06/22/12 and value $504,748; and Freddie Mac: 5.500% due 08/20/12 and value $368,813)	$854,597	854,597

Total Short-Term Investment
(Cost $854,597)		854,597

TOTAL INVESTMENTS - 99.2%
(Cost $96,220,648)		100,287,659

OTHER ASSETS & LIABILITIES, NET - 0.8%		831,114

NET ASSETS - 100.0%		$101,118,773

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	30.2%
Industrials	15.1%
Health Care	14.6%
Consumer Discretionary	10.3%
Financials	9.3%
Consumer Staples	9.2%
Telecommunication Services	4.6%
Energy	2.9%
Materials	2.2%
Short-Term Investment	0.8%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$10,362,338	$7,366,898	$2,995,440	$-
	Consumer Staples	9,282,082	6,695,792	2,586,290	-
	Energy	2,925,430	2,925,430	-	-
	Financials	9,386,006	4,134,224	5,251,782	-
	Health Care	14,727,839	14,727,839	-	-
	Industrials	15,239,829	11,464,438	3,775,391	-
	Information Technology	30,572,640	30,572,640	-	-
	Materials	2,256,642	2,256,642	-	-
	Telecommunication Services	4,680,256	4,680,256	-	-

		99,433,062	84,824,159	14,608,903	-
	Short-Term Investment	854,597	-	854,597	-

	Total	$100,287,659	$84,824,159	$15,463,500	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 93.0%

Consumer Discretionary - 13.5%

Amazon.com Inc *	66,255	$11,468,741
CBS Corp ‘B’	429,030	11,643,874
Cie Financiere Richemont SA ‘A’ (Switzerland)	179,955	9,061,213
J.C. Penney Co Inc	166,780	5,862,317
Limited Brands Inc	580,510	23,423,578
Mattel Inc	201,384	5,590,420
McDonald’s Corp	79,120	7,938,110
Nike Inc ‘B’	121,320	11,691,608
Nordstrom Inc	431,190	21,434,455
Prada SPA * (Italy)	1,728,100	7,773,364
The Walt Disney Co	368,735	13,827,562
Time Warner Cable Inc	151,510	9,631,491

		139,346,733

Consumer Staples - 10.0%

Anheuser-Busch InBev NV (Belgium)	272,572	16,646,669
Colgate-Palmolive Co	157,507	14,552,072
Costco Wholesale Corp	206,235	17,183,500
Pernod-Ricard SA (France)	131,171	12,140,669
Philip Morris International Inc	144,113	11,309,988
Reckitt Benckiser Group PLC (United Kingdom)	104,915	5,170,036
SABMiller PLC (United Kingdom)	344,865	12,090,199
Unilever NV CVA (Netherlands)	416,394	14,299,594

		103,392,727

Energy - 11.5%

Apache Corp	113,715	10,300,305
Baker Hughes Inc	194,075	9,439,808
Canadian Natural Resources Ltd (NYSE) (Canada)	219,535	8,204,023
Dresser-Rand Group Inc *	238,003	11,878,730
Enterprise Products Partners LP	126,000	5,843,880
EOG Resources Inc	152,810	15,053,313
Halliburton Co	163,475	5,641,522
Helmerich & Payne Inc	143,810	8,392,752
Kinder Morgan Inc	188,385	6,060,345
National Oilwell Varco Inc	80,590	5,479,314
Occidental Petroleum Corp	148,020	13,869,474
OGX Petroleo e Gas Participacoes SA * (Brazil)	720,300	5,259,609
Petroleo Brasileiro SA ADR (Brazil)	157,195	3,906,296
Schlumberger Ltd (Netherlands)	129,660	8,857,075

		118,186,446

Financials - 3.2%

Prudential PLC (United Kingdom)	1,039,673	10,244,411
Standard Chartered PLC (United Kingdom)	307,454	6,694,046
T. Rowe Price Group Inc	223,350	12,719,782
The Charles Schwab Corp	281,625	3,171,098

		32,829,337

Health Care - 12.5%

AmerisourceBergen Corp	230,625	8,576,944
Celgene Corp *	496,150	33,539,740
Covidien PLC (Ireland)	422,190	19,002,772
DaVita Inc *	32,310	2,449,421
Endo Pharmaceuticals Holdings Inc *	264,620	9,137,329
Express Scripts Inc *	268,640	12,005,522
Mylan Inc *	590,800	12,678,568
Perrigo Co	93,540	9,101,442
Valeant Pharmaceuticals International Inc (NYSE) * (Canada)	235,615	11,000,864
Varian Medical Systems Inc *	57,885	3,885,820
Vertex Pharmaceuticals Inc *	241,036	8,004,805

		129,383,227

Industrials - 11.3%

C.H. Robinson Worldwide Inc	240,865	16,807,560
Danaher Corp	221,625	10,425,240
Expeditors International of Washington Inc	211,700	8,671,232
FANUC Corp (Japan)	93,100	14,230,319
Fastenal Co	141,345	6,164,055
Precision Castparts Corp	140,540	23,159,587
Sensata Technologies Holding NV * (Netherlands)	680,435	17,881,832
Tyco International Ltd (Switzerland)	224,330	10,478,454
Union Pacific Corp	20,525	2,174,418
Verisk Analytics Inc ‘A’ *	168,142	6,747,538

		116,740,235

Information Technology - 26.7%

Amdocs Ltd * (United Kingdom)	405,495	11,568,772
Amphenol Corp ‘A’	292,660	13,283,837
ANSYS Inc *	25,288	1,448,497
Apple Inc *	187,652	75,999,060
Atmel Corp *	803,508	6,508,415
Autodesk Inc *	224,055	6,795,588
eBay Inc *	1,125,150	34,125,800
EMC Corp *	1,079,685	23,256,415
Mastercard Inc ‘A’	13,930	5,193,383
Microsoft Corp	668,170	17,345,693
ON Semiconductor Corp *	1,563,613	12,071,092
Oracle Corp	1,235,170	31,682,111
Taiwan Semiconductor Manufacturing Co Ltd (Taiwan)	3,972,548	9,934,475
TE Connectivity Ltd (Switzerland)	579,595	17,857,322
Teradata Corp *	149,695	7,261,704
Zynga Inc ‘A’ *	196,035	1,844,689

		276,176,853

Materials - 3.2%

Ball Corp	451,540	16,124,494
Praxair Inc	159,690	17,070,861

		33,195,355

Telecommunication Services - 1.1%

Crown Castle International Corp *	261,275	11,705,120

Total Common Stocks
(Cost $903,032,563)		960,956,033

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 6.7%

Repurchase Agreement - 6.7%

State Street Bank & Trust Co 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $69,359,648; collateralized by Federal Home Loan Bank: 0.000% due 06/22/12 and value $53,048,463; and Freddie Mac: 0.000% due 06/18/12 and value $17,701,145)	$69,359,570	$69,359,570

Total Short-Term Investment
(Cost $69,359,570)		69,359,570

TOTAL INVESTMENTS - 99.7%
(Cost $972,392,133)		1,030,315,603

OTHER ASSETS & LIABILITIES, NET - 0.3%		3,150,304

NET ASSETS - 100.0%		$1,033,465,907

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	26.7%
Consumer Discretionary	13.5%
Health Care	12.5%
Energy	11.5%
Industrials	11.3%
Consumer Staples	10.0%
Short-Term Investment	6.7%
Materials	3.2%
Financials	3.2%
Telecommunication Services	1.1%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Forward foreign currency contracts outstanding as of December 31, 2011 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Buy	EUR	1,650,000	01/12	JPM	($14,911)
Sell	EUR	1,700,000	01/12	CSF	97,344
Sell	EUR	8,050,000	01/12	JPM	340,987
Sell	EUR	10,600,000	01/12	RBC	755,480
Sell	EUR	6,190,000	02/12	HSB	66,159
Sell	GBP	6,195,000	01/12	CSF	98,191
Sell	GBP	2,030,000	01/12	JPM	15,178
Sell	GBP	4,100,000	01/12	RBC	168,811
Sell	GBP	3,530,000	02/12	HSB	6,272
Sell	GBP	650,000	02/12	HSB	(1,258)

Total Forward Foreign Currency Contracts					$1,532,253

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$139,346,733	$122,512,156	$16,834,577	$-
	Consumer Staples	103,392,727	43,045,560	60,347,167	-
	Energy	118,186,446	118,186,446	-	-
	Financials	32,829,337	15,890,880	16,938,457	-
	Health Care	129,383,227	129,383,227	-	-
	Industrials	116,740,235	102,509,916	14,230,319	-
	Information Technology	276,176,853	266,242,378	9,934,475	-
	Materials	33,195,355	33,195,355	-	-
	Telecommunication Services	11,705,120	11,705,120	-	-

		960,956,033	842,671,038	118,284,995	-
	Short-Term Investment	69,359,570	-	69,359,570	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,548,422	-	1,548,422	-

	Total Assets	1,031,864,025	842,671,038	189,192,987	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(16,169)	-	(16,169)	-

	Total Liabilities	(16,169)	-	(16,169)	-

	Total	$1,031,847,856	$842,671,038	$189,176,818	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
LARGE-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 98.8%

Consumer Discretionary - 21.0%

Amazon.com Inc *	256,400	$44,382,840
Chipotle Mexican Grill Inc *	45,700	15,434,718
Discovery Communications Inc ‘A’ *	410,800	16,830,476
Dollar General Corp *	359,800	14,802,172
Las Vegas Sands Corp *	863,600	36,901,628
McDonald’s Corp	354,900	35,607,117
Nike Inc ‘B’	233,600	22,512,032
priceline.com Inc *	76,300	35,686,273
Ralph Lauren Corp	185,600	25,627,648
The Interpublic Group of Cos Inc	3,901	37,957

		247,822,861

Consumer Staples - 8.5%

CVS Caremark Corp	939,900	38,329,122
Kellogg Co	458,900	23,206,573
The Estee Lauder Cos Inc ‘A’	341,000	38,301,120

		99,836,815

Energy - 9.4%

Cabot Oil & Gas Corp	111,300	8,447,670
Concho Resources Inc *	289,700	27,159,375
CONSOL Energy Inc	326,300	11,975,210
EOG Resources Inc	195,000	19,209,450
FMC Technologies Inc *	500,700	26,151,561
Schlumberger Ltd (Netherlands)	259,100	17,699,121

		110,642,387

Financials - 2.1%

CME Group Inc ‘A’	100,000	24,367,000

Health Care - 11.4%

Agilent Technologies Inc *	795,300	27,779,829
Allergan Inc	359,500	31,542,530
Edwards Lifesciences Corp *	227,600	16,091,320
Express Scripts Inc *	824,500	36,846,905
Watson Pharmaceuticals Inc *	360,600	21,758,604

		134,019,188

Industrials - 6.7%

C.H. Robinson Worldwide Inc	328,800	22,943,664
Danaher Corp	523,200	24,611,328
Roper Industries Inc	191,600	16,644,292
Union Pacific Corp	137,700	14,587,938

		78,787,222

Information Technology - 32.1%

Apple Inc *	198,700	80,473,500
Baidu Inc ADR * (Cayman)	224,500	26,147,515
EMC Corp *	1,230,300	26,500,662
Google Inc ‘A’ *	80,100	51,736,590
MercadoLibre Inc	190,800	15,176,232
NetApp Inc *	523,600	18,990,972
Oracle Corp	470,900	12,078,585
QUALCOMM Inc	600,100	32,825,470
Riverbed Technology Inc *	991,700	23,304,950
salesforce.com Inc *	238,800	24,228,648
SINA Corp * (Cayman)	198,400	10,316,800
Teradata Corp *	174,900	8,484,399
Visa Inc ‘A’	475,200	48,247,056

		378,511,379

Materials - 5.1%

Ecolab Inc	223,400	12,914,754
FMC Corp	155,900	13,413,636
Monsanto Co	131,400	9,207,198
The Sherwin-Williams Co	269,600	24,067,192

		59,602,780

Telecommunication Services - 2.5%

Crown Castle International Corp *	663,700	29,733,760

Total Common Stocks
(Cost $1,009,133,488)		1,163,323,392

EXCHANGE-TRADED FUND - 0.4%

iShares Russell 1000 Growth Index Fund	81,000	4,680,990

Total Exchange-Traded Fund
(Cost $4,695,781)		4,680,990

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.4%

Repurchase Agreement - 1.4%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $16,840,881; collateralized by Freddie Mac: 0.000% due 06/18/12 and value $13,163,415; and U.S. Treasury Notes: 0.625% due 07/15/14 and value $4,014,373)	$16,840,862	16,840,862

Total Short-Term Investment
(Cost $16,840,862)		16,840,862

TOTAL INVESTMENTS - 100.6%
(Cost $1,030,670,131)		1,184,845,244

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(7,447,636)

NET ASSETS - 100.0%		$1,177,397,608

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	32.1%
Consumer Discretionary	21.0%
Health Care	11.4%
Energy	9.4%
Consumer Staples	8.5%
Industrials	6.7%
Materials	5.1%
Telecommunication Services	2.5%
Financials	2.1%
Short-Term Investment	1.4%
Exchange-Traded Fund	0.4%

100.6%
Other Assets & Liabilities, Net	(0.6%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
LARGE-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$1,163,323,392	$1,163,323,392	$-	$-
	Exchange-Traded Fund	4,680,990	4,680,990	-	-
	Short-Term Investment	16,840,862	-	16,840,862	-

	Total	$1,184,845,244	$1,168,004,382	$16,840,862	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 98.8%

Consumer Discretionary - 17.3%

DISH Network Corp ‘A’	1,991,624	$56,721,452
Johnson Controls Inc	786,843	24,596,712
McDonald’s Corp	353,709	35,487,624
News Corp ‘A’	5,835,568	104,106,533
SES SA FDR (Luxembourg)	2,123,381	50,941,627
Target Corp	600,729	30,769,339
The Home Depot Inc	1,121,021	47,127,723
Time Warner Cable Inc	1,031,483	65,571,374
Time Warner Inc	2,091,970	75,603,796

		490,926,180

Consumer Staples - 13.3%

Altria Group Inc	1,149,722	34,089,257
Anheuser-Busch InBev NV ADR (Belgium)	819,564	49,985,208
CVS Caremark Corp	1,497,057	61,049,985
Kimberly-Clark Corp	815,164	59,963,464
Lorillard Inc	333,972	38,072,808
Philip Morris International Inc	1,310,833	102,874,174
Unilever PLC ADR (United Kingdom)	885,022	29,665,937

		375,700,833

Energy - 12.6%

Apache Corp	275,509	24,955,605
Chevron Corp	594,269	63,230,222
El Paso Corp	2,827,213	75,119,049
Exxon Mobil Corp	905,446	76,745,603
Halliburton Co	904,119	31,201,147
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	566,795	41,427,046
Suncor Energy Inc (NYSE) (Canada)	932,067	26,871,492
Transocean Ltd (Switzerland)	441,023	16,930,873

		356,481,037

Financials - 20.1%

American Express Co	898,599	42,386,915
JPMorgan Chase & Co	2,383,078	79,237,344
Loews Corp	1,029,397	38,756,797
Marsh & McLennan Cos Inc	1,656,772	52,387,131
MetLife Inc	910,005	28,373,956
State Street Corp	938,219	37,819,608
The Bank of New York Mellon Corp	923,951	18,395,864
The Charles Schwab Corp	1,896,305	21,352,394
The Progressive Corp	1,395,126	27,218,908
The Travelers Cos Inc	758,570	44,884,587
U.S. Bancorp	3,110,181	84,130,396
Wells Fargo & Co	3,448,131	95,030,490

		569,974,390

Health Care - 7.9%

Johnson & Johnson	783,926	51,409,867
Merck & Co Inc	1,694,741	63,891,736
Novartis AG ADR (Switzerland)	819,039	46,824,460
Pfizer Inc	1,457,190	31,533,591
WellPoint Inc	473,195	31,349,169

		225,008,823

Industrials - 9.7%

General Electric Co	3,354,649	60,081,764
Honeywell International Inc	1,197,671	65,093,419
Illinois Tool Works Inc	1,025,061	47,880,599
Raytheon Co	933,672	45,171,051
United Technologies Corp	764,381	55,868,607

		274,095,440

Information Technology - 9.0%

Hewlett-Packard Co	1,028,023	26,481,872
International Business Machines Corp	393,144	72,291,319
Microsoft Corp	1,477,776	38,363,065
Motorola Solutions Inc	815,112	37,731,535
TE Connectivity Ltd (Switzerland)	1,053,837	32,468,718
Xerox Corp	5,980,451	47,604,390

		254,940,899

Materials - 2.8%

Air Products & Chemicals Inc	567,365	48,333,825
Crown Holdings Inc *	881,852	29,612,590

		77,946,415

Telecommunication Services - 4.1%

AT&T Inc	1,344,353	40,653,235
CenturyLink Inc	1,137,643	42,320,319
Verizon Communications Inc	828,726	33,248,487

		116,222,041

Utilities - 2.0%

Sempra Energy	1,019,787	56,088,285

Total Common Stocks
(Cost $2,360,285,412)		2,797,384,343

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.1%

Repurchase Agreement - 1.1%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $30,704,831; collateralized by U.S. Treasury Notes: 0.625% due 07/15/14 and value $31,322,208)	$30,704,797	30,704,797

Total Short-Term Investment
(Cost $30,704,797)		30,704,797

TOTAL INVESTMENTS - 99.9%
(Cost $2,390,990,209)		2,828,089,140

OTHER ASSETS & LIABILITIES, NET - 0.1%		4,228,536

NET ASSETS - 100.0%		$2,832,317,676

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Financials	20.1%
Consumer Discretionary	17.3%
Consumer Staples	13.3%
Energy	12.6%
Industrials	9.7%
Information Technology	9.0%
Health Care	7.9%
Telecommunication Services	4.1%
Materials	2.8%
Utilities	2.0%
Short-Term Investment	1.1%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$490,926,180	$439,984,553	$50,941,627	$-
	Consumer Staples	375,700,833	375,700,833	-	-
	Energy	356,481,037	356,481,037	-	-
	Financials	569,974,390	569,974,390	-	-
	Health Care	225,008,823	225,008,823	-	-
	Industrials	274,095,440	274,095,440	-	-
	Information Technology	254,940,899	254,940,899	-	-
	Materials	77,946,415	77,946,415	-	-
	Telecommunication Services	116,222,041	116,222,041	-	-
	Utilities	56,088,285	56,088,285	-	-

		2,797,384,343	2,746,442,716	50,941,627	-
	Short-Term Investment	30,704,797	-	30,704,797	-

	Total	$2,828,089,140	$2,746,442,716	$81,646,424	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 127.7%

Consumer Discretionary - 17.6%

Amazon.com Inc * †	128,980	$22,326,438
AutoZone Inc * †	18,240	5,927,453
Carnival Corp † (Panama)	330,880	10,799,923
CBS Corp ‘B’ †	957,600	25,989,264
Coach Inc †	43,200	2,636,928
Comcast Corp ‘A’ †	718,100	17,026,151
D.R. Horton Inc †	112,010	1,412,446
Darden Restaurants Inc †	62,280	2,838,722
DIRECTV ‘A’ * †	16,770	717,085
Discovery Communications Inc ‘A’ * †	62,160	2,546,695
DISH Network Corp ‘A’ †	29,320	835,034
General Motors Co * †	844,203	17,111,995
ITT Educational Services Inc * †	6,550	372,630
Johnson Controls Inc †	747,214	23,357,910
Kohl’s Corp †	46,983	2,318,611
Lennar Corp ‘A’ †	124,540	2,447,211
Lowe’s Cos Inc †	253,640	6,437,383
Macy’s Inc †	29,020	933,864
Marriott International Inc ‘A’ †	87,444	2,550,741
Marriott Vacations Worldwide Corp * λ	-	7
Mattel Inc †	42,600	1,182,576
McDonald’s Corp †	55,010	5,519,153
Nike Inc ‘B’ †	122,250	11,781,233
NVR Inc * †	5,622	3,856,692
Staples Inc †	57,550	799,370
Target Corp †	190,820	9,773,800
The Home Depot Inc †	222,480	9,353,059
The Ryland Group Inc †	41,220	649,627
The TJX Cos Inc †	96,060	6,200,673
Time Warner Inc †	985,357	35,610,802
VF Corp †	59,420	7,545,746
Yum! Brands Inc †	177,021	10,446,009

		251,305,231

Consumer Staples - 12.8%

Archer-Daniels-Midland Co †	94,690	2,708,134
Campbell Soup Co †	289,810	9,633,284
Coca-Cola Enterprises Inc †	86,800	2,237,704
Colgate-Palmolive Co †	69,250	6,398,008
CVS Caremark Corp †	246,345	10,045,949
Dr Pepper Snapple Group Inc †	153,580	6,063,338
General Mills Inc †	257,060	10,387,795
Kraft Foods Inc ‘A’ †	851,340	31,806,062
PepsiCo Inc †	165,290	10,966,992
Philip Morris International Inc †	190,750	14,970,060
Safeway Inc †	69,700	1,466,488
Sysco Corp †	73,190	2,146,663
The Coca-Cola Co †	454,379	31,792,899
The Kroger Co †	68,900	1,668,758
The Procter & Gamble Co †	531,747	35,472,842
Wal-Mart Stores Inc †	87,690	5,240,354

		183,005,330

Energy - 13.6%

Anadarko Petroleum Corp	136,500	10,419,045
Apache Corp †	32,984	2,987,691
Baker Hughes Inc †	175,210	8,522,214
Cameron International Corp * †	37,690	1,853,971
Chevron Corp	289,410	30,793,224
ConocoPhillips †	172,510	12,570,804
Devon Energy Corp	97,881	6,068,622
Energen Corp †	14,710	735,500
EOG Resources Inc †	65,680	6,470,137
Exxon Mobil Corp †	274,697	23,283,318
Halliburton Co	85,650	2,955,781
Hess Corp	55,430	3,148,424
Marathon Oil Corp †	15,000	439,050
Marathon Petroleum Corp †	150,630	5,014,473
National Oilwell Varco Inc †	20,310	1,380,877
Noble Energy Inc †	6,630	625,806
Occidental Petroleum Corp †	312,451	29,276,659
Pioneer Natural Resources Co †	24,100	2,156,468
QEP Resources Inc †	10,970	321,421
Schlumberger Ltd † (Netherlands)	504,472	34,460,482
Southwestern Energy Co * †	186,520	5,957,449
The Williams Cos Inc †	128,370	4,238,777

		193,680,193

Financials - 18.3%

ACE Ltd † (Switzerland)	197,890	13,876,047
Aflac Inc †	72,310	3,128,131
Alexandria Real Estate Equities Inc REIT †	49,670	3,425,740
American Express Co †	95,250	4,492,942
Ameriprise Financial Inc †	41,120	2,041,197
AvalonBay Communities Inc REIT †	31,200	4,074,720
AXIS Capital Holdings Ltd † (Bermuda)	105,330	3,366,347
Bank of America Corp †	1,691,324	9,403,761
Berkshire Hathaway Inc ‘B’ * †	76,930	5,869,759
BlackRock Inc †	3,920	698,701
Boston Properties Inc REIT †	18,900	1,882,440
Brandywine Realty Trust REIT †	226,500	2,151,750
Capital One Financial Corp	185,568	7,847,671
Citigroup Inc †	573,288	15,083,207
CME Group Inc ‘A’ †	19,010	4,632,167
Colonial Properties Trust REIT	27,200	567,392
CubeSmart REIT †	437,500	4,655,000
Duke Realty Corp REIT †	115,400	1,390,570
DuPont Fabros Technology Inc REIT †	70,140	1,698,791
Education Realty Trust Inc REIT †	59,300	606,639
Everest Re Group Ltd † (Bermuda)	93,406	7,854,511
First American Financial Corp †	53,800	681,646
General Growth Properties Inc REIT †	94,900	1,425,398
Glimcher Realty Trust REIT †	58,000	533,600
Huntington Bancshares Inc †	114,290	627,452
IntercontinentalExchange Inc * †	27,870	3,359,728
Invesco Ltd † (Bermuda)	398,100	7,997,829
Kimco Realty Corp REIT †	103,320	1,677,917
Mack-Cali Realty Corp REIT †	75,390	2,012,159
MetLife Inc †	472,600	14,735,668
Morgan Stanley †	454,373	6,874,663
NYSE Euronext	4,470	116,667
PartnerRe Ltd † (Bermuda)	7,530	483,501
Pebblebrook Hotel Trust REIT †	99,100	1,900,738
Post Properties Inc REIT †	50,000	2,186,000
Prudential Financial Inc †	274,910	13,778,489
Regency Centers Corp REIT †	78,700	2,960,694
Regions Financial Corp †	379,670	1,632,581
RenaissanceRe Holdings Ltd † (Bermuda)	27,601	2,052,686
Senior Housing Properties Trust REIT †	134,100	3,009,204
Simon Property Group Inc REIT †	42,850	5,525,079
SL Green Realty Corp REIT †	45,348	3,021,991
State Street Corp †	130,358	5,254,731
SunTrust Banks Inc	244,700	4,331,190
SVB Financial Group * †	18,670	890,372
TD Ameritrade Holding Corp	254,639	3,985,100
The Allstate Corp †	162,480	4,453,577
The Goldman Sachs Group Inc	126,101	11,403,313
The Hartford Financial Services Group Inc	11,760	191,100
The Macerich Co REIT †	74,570	3,773,242
The NASDAQ OMX Group Inc *	36,750	900,743
U.S. Bancorp †	199,012	5,383,275
UDR Inc REIT †	13,510	339,101
Ventas Inc REIT †	76,068	4,193,629
Weingarten Realty Investors REIT †	75,500	1,647,410
Wells Fargo & Co	1,205,704	33,229,202

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
XL Group PLC † (Ireland)	216,470	$4,279,612
Zions Bancorp †	118,790	1,933,901

		261,530,671

Health Care - 16.1%

Abbott Laboratories †	203,013	11,415,421
Aetna Inc †	23,390	986,824
Alexion Pharmaceuticals Inc * †	10,400	743,600
Allergan Inc †	54,900	4,816,926
Becton Dickinson & Co †	73,724	5,508,657
Biogen Idec Inc * †	170,649	18,779,922
C.R. Bard Inc †	1,100	94,050
Cardinal Health Inc †	230,667	9,367,387
Celgene Corp * †	223,973	15,140,575
CIGNA Corp †	55,510	2,331,420
Covidien PLC † (Ireland)	406,510	18,297,015
Dendreon Corp * †	79,290	602,604
Express Scripts Inc * †	158,814	7,097,398
Humana Inc †	161,460	14,145,511
Johnson & Johnson †	204,220	13,392,748
McKesson Corp	87,402	6,809,490
Merck & Co Inc †	1,294,439	48,800,350
Mylan Inc * †	91,780	1,969,599
Pfizer Inc	1,096,960	23,738,214
St. Jude Medical Inc †	21,850	749,455
Teva Pharmaceutical Industries Ltd ADR (Israel)	15,600	629,616
UnitedHealth Group Inc †	409,700	20,763,596
Vertex Pharmaceuticals Inc * †	113,780	3,778,634
WellPoint Inc †	6,040	400,150

		230,359,162

Industrials - 13.7%

3M Co †	89,460	7,311,566
CSX Corp †	561,620	11,827,717
Emerson Electric Co †	447,260	20,837,843
Fluor Corp †	295,410	14,844,353
General Electric Co †	872,100	15,619,311
Goodrich Corp	2,300	284,510
Honeywell International Inc †	320,664	17,428,088
Huntington Ingalls Industries Inc * †	43,230	1,352,234
Masco Corp †	82,700	866,696
Norfolk Southern Corp †	320,961	23,385,219
PACCAR Inc †	537,264	20,131,282
Republic Services Inc †	32,520	895,926
Rockwell Collins Inc †	2,500	138,425
Textron Inc †	62,410	1,153,961
Tyco International Ltd † (Switzerland)	356,300	16,642,773
Union Pacific Corp †	78,680	8,335,359
United Parcel Service Inc ‘B’ †	14,600	1,068,574
United Technologies Corp †	463,730	33,894,026

		196,017,863

Information Technology - 21.6%

Accenture PLC ‘A’ † (Ireland)	42,170	2,244,709
Adobe Systems Inc * †	65,000	1,837,550
Altera Corp †	353,222	13,104,536
Analog Devices Inc †	156,010	5,582,038
Apple Inc * †	181,253	73,407,465
Applied Materials Inc †	98,460	1,054,507
Avago Technologies Ltd † (Singapore)	26,100	753,246
Broadcom Corp ‘A’ * †	298,935	8,776,732
Cisco Systems Inc †	1,444,681	26,119,832
Citrix Systems Inc * †	58,920	3,577,622
Cognizant Technology Solutions Corp ‘A’ * †	146,000	9,389,260
Corning Inc †	158,080	2,051,878
eBay Inc * †	63,300	1,919,889
EMC Corp * †	172,740	3,720,820
Fidelity National Information Services Inc †	12,480	331,843
Freescale Semiconductor Holdings I Ltd * † (Bermuda)	252,890	3,199,058
Genpact Ltd * † (Bermuda)	144,110	2,154,445
Global Payments Inc †	8,400	397,992
Google Inc ‘A’ *	15,633	10,097,355
Hewlett-Packard Co	83,480	2,150,445
International Business Machines Corp †	29,280	5,384,006
Juniper Networks Inc * †	133,240	2,719,428
Lam Research Corp * †	424,944	15,731,427
Linear Technology Corp †	75,230	2,259,157
Marvell Technology Group Ltd * † (Bermuda)	61,240	848,174
Mastercard Inc ‘A’ †	23,810	8,876,844
Micron Technology Inc * †	96,110	604,532
Microsoft Corp	1,294,843	33,614,124
Motorola Mobility Holdings Inc *	16,440	637,872
NetApp Inc * †	66,510	2,412,318
Novellus Systems Inc * †	72,850	3,007,976
ON Semiconductor Corp *	27,100	209,212
Oracle Corp †	946,480	24,277,212
Paychex Inc †	51,520	1,551,267
QUALCOMM Inc †	222,558	12,173,923
SanDisk Corp * †	26,060	1,282,413
TE Connectivity Ltd † (Switzerland)	60,560	1,865,854
Texas Instruments Inc †	43,888	1,277,580
Xilinx Inc †	478,565	15,342,794
Yahoo! Inc *	44,300	714,559
Zynga Inc ‘A’ * †	142,200	1,338,102

		307,999,996

Materials - 6.2%

Air Products & Chemicals Inc †	273,240	23,277,316
Alcoa Inc †	680,530	5,886,584
Crown Holdings Inc * †	42,120	1,414,390
E.I. du Pont de Nemours & Co †	499,429	22,863,860
Freeport-McMoRan Copper & Gold Inc †	626,132	23,035,396
Georgia Gulf Corp * †	214,460	4,179,825
International Paper Co †	80,620	2,386,352
Monsanto Co †	74,470	5,218,113
Newmont Mining Corp †	9,450	567,094

		88,828,930

Telecommunication Services - 2.9%

American Tower Corp ‘A’ †	24,070	1,444,441
AT&T Inc †	332,744	10,062,178
Crown Castle International Corp * †	20,800	931,840
Sprint Nextel Corp * †	1,654,240	3,870,922
Verizon Communications Inc †	632,554	25,378,066

		41,687,447

Utilities - 4.9%

AGL Resources Inc	49,930	2,110,042
American Electric Power Co Inc †	139,730	5,772,246
CenterPoint Energy Inc †	36,800	739,312
Dominion Resources Inc †	80,380	4,266,570
DTE Energy Co †	101,650	5,534,843
Exelon Corp †	105,630	4,581,173
NextEra Energy Inc †	204,358	12,441,315
Northeast Utilities †	269,480	9,720,144
NRG Energy Inc * †	10,900	197,508
NV Energy Inc	527,660	8,627,241
PG&E Corp †	128,850	5,311,197
PPL Corp †	293,258	8,627,650
Sempra Energy †	17,295	951,225
Southern Co †	36,000	1,666,440

		70,546,906

Total Common Stocks
(Cost $1,846,265,818)		1,824,961,729

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
EXCHANGE-TRADED FUND - 0.1%

iShares Dow Jones US Real Estate Index Fund †	19,660	$1,116,492

Total Exchange-Traded Fund
(Cost $1,114,846)		1,116,492

	Principal
	Amount
U.S. TREASURY OBLIGATIONS - 0.2%

U.S. Treasury Notes - 0.2%

0.625% due 06/30/12 ‡	$2,740,000	2,748,028

Total U.S. Treasury Obligations
(Cost $2,745,678)		2,748,028

SHORT-TERM INVESTMENT - 1.7%

Repurchase Agreement - 1.7%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $24,058,098; collateralized by Fannie Mae: 0.750% - 1.070% due 09/08/14 - 09/21/15 and value $3,119,056; Freddie Mac: 0.000% - 0.625% due 06/11/12 - 12/29/14 and value $21,424,780)	24,058,071	24,058,071

Total Short-Term Investment
(Cost $24,058,071)		24,058,071

TOTAL INVESTMENTS - 129.7%
(Cost $1,874,184,413)		1,852,884,320

TOTAL SECURITIES SOLD SHORT - (29.6%)
(See Securities Sold Short)
(Proceeds $420,889,850)		(422,539,168)

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,600,619)

NET ASSETS - 100.0%		$1,428,744,533

SECURITIES SOLD SHORT

	Shares	Value
COMMON STOCKS - (29.6%)

Consumer Discretionary - (3.0%)

Bed Bath & Beyond Inc	26,380	($1,529,249)
Choice Hotels International Inc	53,590	(2,039,100)
Ford Motor Co	345,060	(3,712,846)
Gannett Co Inc	211,310	(2,825,215)
Hyatt Hotels Corp ‘A’	1,240	(46,674)
J.C. Penney Co Inc	79,020	(2,777,553)
McDonald’s Corp	20,440	(2,050,745)
News Corp ‘B’	358,660	(6,520,439)
Omnicom Group Inc	137,700	(6,138,666)
priceline.com Inc	2,740	(1,281,525)
Ralph Lauren Corp	4,900	(676,592)
Royal Caribbean Cruises Ltd (Liberia)	27,290	(675,973)
Scripps Networks Interactive Inc ‘A’	51,420	(2,181,236)
The New York Times Co ‘A’	82,100	(634,633)
The Walt Disney Co	39,640	(1,486,500)
The Washington Post Co ‘B’	8,000	(3,014,480)
Tupperware Brands Corp	43,720	(2,447,008)
Viacom Inc ‘B’	48,596	(2,206,744)

		(42,245,178)

Consumer Staples - (3.2%)

Altria Group Inc	312,030	(9,251,690)
Church & Dwight Co Inc	132,770	(6,075,555)
ConAgra Foods Inc	43,460	(1,147,344)
Costco Wholesale Corp	14,370	(1,197,309)
Dr Pepper Snapple Group Inc	39,250	(1,549,590)
HJ Heinz Co	39,010	(2,108,100)
Lorillard Inc	6,400	(729,600)
Mead Johnson Nutrition Co	24,290	(1,669,452)
The Clorox Co	7,420	(493,875)
The Estee Lauder Cos Inc ‘A’	32,320	(3,630,182)
The Hershey Co	192,660	(11,902,535)
Wal-Mart Stores Inc	21,440	(1,281,254)
Whole Foods Market Inc	68,130	(4,740,485)

		(45,776,971)

Energy - (1.4%)

Chesapeake Energy Corp	32,630	(727,323)
Concho Resources Inc	8,450	(792,188)
Denbury Resources Inc	86,469	(1,305,682)
Diamond Offshore Drilling Inc	44,400	(2,453,544)
Encana Corp (NYSE) (Canada)	35,410	(656,147)
Newfield Exploration Co	15,700	(592,361)
Noble Corp (Switzerland)	20,500	(619,510)
Noble Energy Inc	8,190	(773,054)
Sunoco Inc	11,910	(488,548)
Tenaris SA ADR (Luxembourg)	106,850	(3,972,683)
Tesoro Corp	126,750	(2,960,880)
TransCanada Corp (NYSE) (Canada)	83,480	(3,645,572)
Ultra Petroleum Corp (Canada)	23,540	(697,490)

		(19,684,982)

Financials - (5.7%)

American Campus Communities Inc REIT	32,130	(1,348,175)
American International Group Inc	161,040	(3,736,128)
Aon Corp	76,310	(3,571,308)
Arch Capital Group Ltd (Bermuda)	28,300	(1,053,609)
Bank of Hawaii Corp	28,610	(1,272,859)
BioMed Realty Trust Inc REIT	170,820	(3,088,426)
Cullen/Frost Bankers Inc	24,110	(1,275,660)
DDR Corp REIT	199,700	(2,430,349)
Digital Realty Trust Inc REIT	67,972	(4,531,693)
EastGroup Properties Inc REIT	31,600	(1,373,968)
Equity One Inc REIT	149,360	(2,536,133)
Equity Residential REIT	26,320	(1,501,030)
Extra Space Storage Inc REIT	205,100	(4,969,573)
Federal Realty Investment Trust REIT	97,320	(8,831,790)
Federated Investors Inc ‘B’	34,987	(530,053)
Fidelity National Financial Inc ‘A’	41,500	(661,095)
Franklin Resources Inc	6,200	(595,572)
Highwoods Properties Inc REIT	55,020	(1,632,443)
KeyCorp	148,940	(1,145,349)
Lincoln National Corp	52,097	(1,011,724)
National Retail Properties Inc REIT	79,030	(2,084,811)
Northern Trust Corp	14,200	(563,172)
Principal Financial Group Inc	100,960	(2,483,616)
Realty Income Corp REIT	39,130	(1,367,985)
RenaissanceRe Holdings Ltd (Bermuda)	12,080	(898,389)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Strategic Hotels & Resorts Inc REIT	100,300	($538,611)
T. Rowe Price Group Inc	11,960	(681,122)
Tanger Factory Outlet Centers Inc REIT	53,430	(1,566,568)
Taubman Centers Inc REIT	79,030	(4,907,763)
The Chubb Corp	44,380	(3,071,984)
The Progressive Corp	62,230	(1,214,107)
The Travelers Cos Inc	13,530	(800,570)
Torchmark Corp	79,540	(3,451,241)
UMB Financial Corp	44,770	(1,667,682)
Valley National Bancorp	104,098	(1,287,692)
Washington REIT	120,130	(3,285,555)
WR Berkley Corp	146,200	(5,027,818)

		(81,995,623)

Health Care - (3.5%)

Agilent Technologies Inc	17,810	(622,103)
AmerisourceBergen Corp	132,674	(4,934,146)
Amgen Inc	52,950	(3,399,920)
Bristol-Myers Squibb Co	68,762	(2,423,173)
Coventry Health Care Inc	28,540	(866,760)
DaVita Inc	27,461	(2,081,818)
Edwards Lifesciences Corp	28,400	(2,007,880)
Eli Lilly & Co	255,090	(10,601,540)
Forest Laboratories Inc	44,300	(1,340,518)
Hospira Inc	57,100	(1,734,127)
Medtronic Inc	109,340	(4,182,255)
Regeneron Pharmaceuticals Inc	26,410	(1,463,906)
Stryker Corp	86,270	(4,288,482)
Varian Medical Systems Inc	56,040	(3,761,965)
Warner Chilcott PLC ‘A’ (Ireland)	63,400	(959,242)
WellPoint Inc	13,270	(879,138)
Zimmer Holdings Inc	82,840	(4,425,313)

		(49,972,286)

Industrials - (4.8%)

Caterpillar Inc	28,272	(2,561,443)
Cummins Inc	15,950	(1,403,919)
Danaher Corp	47,520	(2,235,341)
Deere & Co	50,400	(3,898,440)
Dover Corp	164,880	(9,571,284)
Exelis Inc	13,390	(121,180)
FedEx Corp	20,900	(1,745,359)
Heartland Express Inc	149,862	(2,141,528)
Illinois Tool Works Inc	53,780	(2,512,064)
ITT Corp	6,695	(129,414)
Knight Transportation Inc	140,797	(2,202,065)
Lockheed Martin Corp	137,788	(11,147,049)
Northrop Grumman Corp	32,400	(1,894,752)
Parker-Hannifin Corp	49,220	(3,753,025)
Raytheon Co	76,929	(3,721,825)
Rockwell Automation Inc	126,770	(9,301,115)
The Boeing Co	68,760	(5,043,546)
Union Pacific Corp	3,130	(331,592)
United Parcel Service Inc ‘B’	7,690	(562,831)
Werner Enterprises Inc	190,520	(4,591,532)

		(68,869,304)

Information Technology - (3.9%)

Advanced Micro Devices Inc	360,790	(1,948,266)
Automatic Data Processing Inc	28,220	(1,524,162)
Cypress Semiconductor Corp	138,490	(2,339,096)
Dell Inc	143,870	(2,104,818)
Electronic Arts Inc	134,550	(2,771,730)
Fiserv Inc	5,060	(297,224)
Intel Corp	382,460	(9,274,655)
International Business Machines Corp	5,810	(1,068,343)
JDS Uniphase Corp	51,620	(538,913)
KLA-Tencor Corp	243,389	(11,743,519)
Microchip Technology Inc	360,950	(13,221,599)
Motorola Solutions Inc	17,910	(829,054)
NVIDIA Corp	29,200	($404,712)
Paychex Inc	1,620	(48,778)
Taiwan Semiconductor Manufacturing Co Ltd ADR (Taiwan)	583,990	(7,539,311)

		(55,654,180)

Materials - (2.7%)

AK Steel Holding Corp	301,537	(2,490,696)
Cliffs Natural Resources Inc	116,200	(7,245,070)
Domtar Corp	4,190	(335,032)
Nucor Corp	127,428	(5,042,326)
OM Group Inc	116,611	(2,610,920)
Praxair Inc	90,570	(9,681,933)
The Dow Chemical Co	204,900	(5,892,924)
United States Steel Corp	21,160	(559,894)
Vale SA ADR (Brazil)	79,530	(1,705,919)
Valspar Corp	59,330	(2,312,090)

		(37,876,804)

Utilities - (1.4%)

Consolidated Edison Inc	106,816	(6,625,797)
Edison International	58,140	(2,406,996)
Entergy Corp	13,910	(1,016,126)
FirstEnergy Corp	66,840	(2,961,012)
National Fuel Gas Co	50,230	(2,791,783)
Public Service Enterprise Group Inc	22,840	(753,948)
Wisconsin Energy Corp	111,790	(3,908,178)

		(20,463,840)

Total Common Stocks
(Proceeds $420,889,850)		(422,539,168)

TOTAL SECURITIES SOLD SHORT - (29.6%)
(Proceeds $420,889,850)		($422,539,168)

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

					Net
	Long		Short		Exposure
Information Technology	21.6%		(3.9%	)	17.7%
Consumer Discretionary	17.6%		(3.0%	)	14.6%
Health Care	16.1%		(3.5%	)	12.6%
Financials	18.3%		(5.7%	)	12.6%
Energy	13.6%		(1.4%	)	12.2%
Consumer Staples	12.8%		(3.2%	)	9.6%
Industrials	13.7%		(4.8%	)	8.9%
Materials	6.2%		(2.7%	)	3.5%
Utilities	4.9%		(1.4%	)	3.5%
Telecommunication Services	2.9%		-		2.9%
Short-Term Investment	1.7%		-		1.7%
U.S. Treasury Obligations	0.2%		-		0.2%
Exchange-Traded Fund	0.1%		-		0.1%

	129.7%		(29.6%	)	100.1%

Securities Sold Short	(29.6%	)
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(c)	The portfolio engages in securities lending to help achieve its stated investment objective. The Fund, on behalf of the portfolio, entered into an agreement with State Street Bank & Trust Co to provide securities lending services to the portfolio, the proceeds of which are used to finance the costs of (i) purchasing long positions in excess of the value of the portfolio’s assets and (ii) borrowing securities sold short. As of December 31, 2011, the total value of securities out on loan was $426,058,465, and the cash collateral was $437,647,385 (See Note 8 in Notes to Financial Statements).

(d)	As of December 31, 2011, investments with total aggregate values of $687,007 were fully or partially segregated with broker(s)/custodian as collateral for open futures contracts. In addition, $1,015,000 in cash was segregated as collateral for open futures contracts.

(e)	Open futures contracts outstanding as of December 31, 2011 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
S&P 500 E-Mini (03/12)	306	$19,126,626	$38,154

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks - Long (1)	$1,824,961,729	$1,824,961,729	$-	$-
	U.S. Treasury Obligations	2,748,028	-	2,748,028	-
	Exchange-Traded Fund	1,116,492	1,116,492	-	-
	Short-Term Investment	24,058,071	-	24,058,071	-
	Derivatives:
	Equity Contracts
	Futures	38,154	38,154	-	-

	Total Assets	1,852,922,474	1,826,116,375	26,806,099	-

Liabilities	Common Stocks - Short (1)	(422,539,168)	(422,539,168)	-	-

	Total Liabilities	(422,539,168)	(422,539,168)	-	-

	Total	$1,430,383,306	$1,403,577,207	$26,806,099	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MAIN STREET® CORE PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 100.0%

Consumer Discretionary - 11.3%

AutoZone Inc *	41,730	$13,560,998
CarMax Inc *	244,980	7,466,990
Ford Motor Co *	3,546,970	38,165,397
Hyatt Hotels Corp ‘A’ *	515,150	19,390,246
McDonald’s Corp	91,800	9,210,294
The McGraw-Hill Cos Inc	1,020,020	45,870,300
The TJX Cos Inc	337,330	21,774,652

		155,438,877

Consumer Staples - 11.3%

Dr Pepper Snapple Group Inc	849,570	33,541,023
General Mills Inc	379,860	15,350,143
Mead Johnson Nutrition Co	239,460	16,458,086
Philip Morris International Inc	735,320	57,707,913
Sara Lee Corp	360,500	6,820,660
The J.M. Smucker Co	335,740	26,244,796

		156,122,621

Energy - 12.2%

Chevron Corp	650,867	69,252,249
Kinder Morgan Inc	566,760	18,232,669
National Oilwell Varco Inc	274,430	18,658,496
Noble Energy Inc	315,740	29,802,698
Occidental Petroleum Corp	353,007	33,076,756

		169,022,868

Financials - 16.6%

Berkshire Hathaway Inc ‘B’ *	95,010	7,249,263
CIT Group Inc *	1,304,000	45,470,480
Citigroup Inc	1,085,408	28,557,084
CME Group Inc ‘A’	84,070	20,485,337
Discover Financial Services	782,680	18,784,320
JPMorgan Chase & Co	1,107,900	36,837,675
M&T Bank Corp	87,200	6,656,848
Marsh & McLennan Cos Inc	760,550	24,048,591
MSCI Inc ‘A’ *	222,690	7,333,182
The Blackstone Group LP	1,117,300	15,653,373
The Progressive Corp	958,230	18,695,067

		229,771,220

Health Care - 13.4%

Abbott Laboratories	872,950	49,085,978
Allergan Inc	145,440	12,760,906
Bristol-Myers Squibb Co	952,950	33,581,958
Celgene Corp *	493,140	33,336,264
DaVita Inc *	98,330	7,454,397
Waters Corp *	224,850	16,650,143
WellPoint Inc	488,810	32,383,662

		185,253,308

Industrials - 9.8%

CSX Corp	1,257,230	26,477,264
QR National Ltd (Australia)	427,900	1,494,635
The Boeing Co	400,100	29,347,335
Tyco International Ltd (Switzerland)	802,930	37,504,860
United Parcel Service Inc ‘B’	448,480	32,824,251
Xylem Inc	285,480	7,333,981

		134,982,326

Information Technology - 19.8%

Apple Inc *	224,920	91,092,600
Check Point Software Technologies Ltd * (Israel)	243,480	12,792,439
eBay Inc *	1,582,030	47,982,970
Google Inc ‘A’ *	68,520	44,257,068
Microsoft Corp	1,192,590	30,959,637
Oracle Corp	472,440	12,118,086
QUALCOMM Inc	627,710	34,335,737

		273,538,537

Materials - 2.0%

Praxair Inc	221,540	23,682,626
Vulcan Materials Co	87,440	3,440,764

		27,123,390

Telecommunication Services - 2.1%

America Movil SAB de CV ‘L’ ADR (Mexico)	1,281,160	28,954,216

Utilities - 1.5%

The AES Corp *	1,747,500	20,690,400

Total Common Stocks
(Cost $1,198,301,845)		1,380,897,763

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.1%

Repurchase Agreement - 0.1%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $1,464,679; collateralized by Fannie Mae: 0.750% due 09/08/14 and value $1,496,869)	$1,464,678	1,464,678

Total Short-Term Investment
(Cost $1,464,678)		1,464,678

TOTAL INVESTMENTS - 100.1%
(Cost $1,199,766,523)		1,382,362,441

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,111,677)

NET ASSETS - 100.0%		$1,381,250,764

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	19.8%
Financials	16.6%
Health Care	13.4%
Energy	12.2%
Consumer Staples	11.3%
Consumer Discretionary	11.3%
Industrials	9.8%
Telecommunication Services	2.1%
Materials	2.0%
Utilities	1.5%
Short-Term Investment	0.1%

100.1%
Other Assets & Liabilities, Net	(0.1%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$155,438,877	$155,438,877	$-	$-
	Consumer Staples	156,122,621	156,122,621	-	-
	Energy	169,022,868	169,022,868	-	-
	Financials	229,771,220	229,771,220	-	-
	Health Care	185,253,308	185,253,308	-	-
	Industrials	134,982,326	133,487,691	1,494,635	-
	Information Technology	273,538,537	273,538,537	-	-
	Materials	27,123,390	27,123,390	-	-
	Telecommunication Services	28,954,216	28,954,216	-	-
	Utilities	20,690,400	20,690,400	-	-

		1,380,897,763	1,379,403,128	1,494,635	-
	Short-Term Investment	1,464,678	-	1,464,678	-

	Total	$1,382,362,441	$1,379,403,128	$2,959,313	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MID-CAP EQUITY PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 1.3%

Industrials - 1.3%

Better Place LLC ‘B’ 8.000% * ◊ + Δ	4,704,600	$21,358,884

Total Convertible Preferred Stocks
(Cost $11,761,500)		21,358,884

COMMON STOCKS - 95.0%

Consumer Discretionary - 15.4%

ANN Inc *	794,400	19,685,232
AutoZone Inc *	36,000	11,698,920
Big Lots Inc *	766,500	28,943,040
Darden Restaurants Inc	450,600	20,538,348
DeVry Inc	490,300	18,856,938
International Game Technology	1,829,800	31,472,560
Lear Corp	708,600	28,202,280
Macy’s Inc	646,200	20,794,716
Newell Rubbermaid Inc	1,822,957	29,440,756
Ross Stores Inc	830,100	39,454,653
The Interpublic Group of Cos Inc	1,497,217	14,567,921

		263,655,364

Consumer Staples - 8.3%

Campbell Soup Co	508,229	16,893,532
Energizer Holdings Inc *	624,800	48,409,504
Molson Coors Brewing Co ‘B’	908,000	39,534,320
Ralcorp Holdings Inc *	444,520	38,006,460

		142,843,816

Energy - 8.0%

Cameron International Corp *	329,400	16,203,186
CONSOL Energy Inc	246,900	9,061,230
Energen Corp	525,868	26,293,400
Marathon Petroleum Corp	483,100	16,082,399
Noble Energy Inc	291,400	27,505,246
Rowan Cos Inc *	826,000	25,052,580
Tidewater Inc	352,400	17,373,320

		137,571,361

Financials - 15.1%

Ameriprise Financial Inc	983,600	48,825,904
Duke Realty Corp REIT	1,866,100	22,486,505
Fifth Third Bancorp	1,957,000	24,893,040
Invesco Ltd (Bermuda)	1,302,200	26,161,198
Kilroy Realty Corp REIT	546,400	20,801,448
LaSalle Hotel Properties REIT	894,400	21,653,424
PartnerRe Ltd (Bermuda)	307,100	19,718,891
Signature Bank *	389,321	23,355,367
Tanger Factory Outlet Centers Inc REIT	951,700	27,903,844
The Macerich Co REIT	475,800	24,075,480

		259,875,101

Health Care - 8.3%

AMERIGROUP Corp *	215,800	12,749,464
DENTSPLY International Inc	497,900	17,421,521
Laboratory Corp of America Holdings *	297,400	25,567,478
Medicis Pharmaceutical Corp ‘A’	718,900	23,903,425
Warner Chilcott PLC ‘A’ * (Ireland)	1,561,341	23,623,089
Waters Corp *	223,717	16,566,244
Zimmer Holdings Inc *	442,000	23,611,640

		143,442,861

Industrials - 11.7%

Corrections Corp of America *	1,735,242	35,346,879
Dover Corp	758,020	44,003,061
Equifax Inc	906,089	35,101,888
Foster Wheeler AG * (Switzerland)	596,100	11,409,354
Rockwell Collins Inc	624,600	34,584,102
Thomas & Betts Corp *	744,700	40,660,620

		201,105,904

Information Technology - 18.0%

Amdocs Ltd * (United Kingdom)	1,158,800	33,060,564
Analog Devices Inc	505,100	18,072,478
Autodesk Inc *	735,100	22,295,583
BMC Software Inc *	574,300	18,825,554
Compuware Corp *	1,610,300	13,397,696
Ingram Micro Inc ‘A’ *	936,894	17,042,102
Intuit Inc	523,700	27,541,383
Lexmark International Inc ‘A’	1,027,800	33,989,346
Quest Software Inc *	1,452,900	27,023,940
SanDisk Corp *	505,700	24,885,497
Symantec Corp *	1,596,400	24,983,660
Teradata Corp *	286,300	13,888,413
Xilinx Inc	1,047,500	33,582,850

		308,589,066

Materials - 4.6%

Ball Corp	390,966	13,961,396
Cliffs Natural Resources Inc	308,800	19,253,680
Compass Minerals International Inc	279,091	19,215,415
Eastman Chemical Co	661,400	25,834,284

		78,264,775

Utilities - 5.6%

CMS Energy Corp	2,347,700	51,837,216
Wisconsin Energy Corp	1,245,600	43,546,176

		95,383,392

Total Common Stocks
(Cost $1,568,089,311)		1,630,731,640

	Principal
	Amount
SHORT-TERM INVESTMENT - 4.3%

Repurchase Agreement - 4.3%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/12, repurchase price of $74,395,214; collateralized by Freddie Mac: 0.000% due 06/11/12 and value $75,887,038)	$74,395,131	74,395,131

Total Short-Term Investment
(Cost $74,395,131)		74,395,131

TOTAL INVESTMENTS - 100.6%
(Cost $1,654,245,942)		1,726,485,655

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(9,697,282)

NET ASSETS - 100.0%		$1,716,788,373

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MID-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	18.0%
Consumer Discretionary	15.4%
Financials	15.1%
Industrials	13.0%
Health Care	8.3%
Consumer Staples	8.3%
Energy	8.0%
Utilities	5.6%
Materials	4.6%
Short-Term Investment	4.3%

100.6%
Other Assets & Liabilities, Net	(0.6%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	An investment with a total aggregate value of $21,358,884 or 1.3% of the net assets was valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(d)	As of December 31, 2011, 1.3% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(e)	Restricted securities as of December 31, 2011 were as follows:

Issuer and			Value as a %
Acquisition Date	Cost	Value	of Net Assets
Better Place LLC ‘B’ 8.000% Acq. 01/25/10	$11,761,500	$21,358,884	1.3%

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$21,358,884	$-	$-	$21,358,884
	Common Stocks (1)	1,630,731,640	1,630,731,640	-	-
	Short-Term Investment	74,395,131	-	74,395,131	-

	Total	$1,726,485,655	$1,630,731,640	$74,395,131	$21,358,884

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

Convertible
Preferred
Stocks (1)
Value, Beginning of Year	$11,761,500
Purchases	-
Sales	-
Net Realized Gains (Losses)	-
Change in Net Unrealized Appreciation	9,597,384
Transfers In	-
Transfers Out	-

Value, End of Year	$21,358,884

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$9,597,384

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 1.3%

Industrials - 1.3%

Better Place LLC ‘B’ 8.000% * ◊ + Δ	2,687,456	$12,201,050

Total Convertible Preferred Stocks
(Cost $6,718,638)		12,201,050

COMMON STOCKS - 94.8%

Consumer Discretionary - 13.6%

Ctrip.com International Ltd ADR * (Cayman)	375,384	8,783,986
Dollar Tree Inc *	187,627	15,593,680
Dunkin’ Brands Group Inc *	452,611	11,306,223
Groupon Inc *	1,132,560	23,364,713
Morningstar Inc	253,100	15,046,795
Netflix Inc *	140,815	9,757,071
New Oriental Education & Technology Group ADR * (Cayman)	404,578	9,730,101
The McGraw-Hill Cos Inc	379,453	17,064,001
Weight Watchers International Inc	436,654	24,020,336

		134,666,906

Consumer Staples - 4.5%

Mead Johnson Nutrition Co	374,713	25,754,025
Natura Cosmeticos SA (Brazil)	479,013	9,311,895
Sun Art Retail Group Ltd * (Hong Kong)	7,479,000	9,355,294

		44,421,214

Energy - 3.6%

Range Resources Corp	336,085	20,817,105
Ultra Petroleum Corp * (Canada)	488,892	14,485,870

		35,302,975

Financials - 6.2%

Greenhill & Co Inc	176,167	6,407,194
IntercontinentalExchange Inc *	128,144	15,447,759
Leucadia National Corp	554,964	12,619,881
MSCI Inc ‘A’ *	831,929	27,395,422

		61,870,256

Health Care - 12.1%

athenahealth Inc *	186,174	9,144,867
Gen-Probe Inc *	66,137	3,910,019
IDEXX Laboratories Inc *	210,257	16,181,379
Illumina Inc *	482,462	14,705,442
Intuitive Surgical Inc *	83,136	38,492,799
Ironwood Pharmaceuticals Inc ‘A’ *	561,840	6,725,225
Techne Corp	194,006	13,242,850
Valeant Pharmaceuticals International Inc (NYSE) * (Canada)	389,900	18,204,431

		120,607,012

Industrials - 21.9%

C.H. Robinson Worldwide Inc	150,245	10,484,096
Covanta Holding Corp	748,723	10,250,018
Edenred (France)	1,388,904	34,050,760
Expeditors International of Washington Inc	493,280	20,204,749
Fastenal Co	815,758	35,575,206
IHS Inc ‘A’ *	191,237	16,476,980
Intertek Group PLC (United Kingdom)	521,043	16,404,152
Qualicorp SA * (Brazil)	1,774,483	15,934,909
Schindler Holding AG - Participation Certificates (Switzerland)	138,392	16,061,691
Stericycle Inc *	189,075	14,732,724
Verisk Analytics Inc ‘A’ *	671,252	26,937,343

		217,112,628

Information Technology - 25.2%

Akamai Technologies Inc *	545,870	17,620,684
Alibaba.com Ltd * (Cayman)	5,166,800	5,338,791
ARM Holdings PLC ADR (United Kingdom)	637,360	17,635,751
Citrix Systems Inc *	128,589	7,807,924
FactSet Research Systems Inc	168,760	14,729,373
First Solar Inc *	187,026	6,313,998
Gartner Inc ‘A’ *	422,174	14,678,990
LinkedIn Corp ‘A’ *	239,915	15,117,044
MercadoLibre Inc	114,697	9,122,999
Motorola Solutions Inc	932,000	43,142,280
Nexon Co Ltd * (Japan)	501,695	7,215,491
NVIDIA Corp *	226,549	3,139,969
Red Hat Inc *	302,376	12,485,105
salesforce.com Inc *	171,606	17,411,145
Solera Holdings Inc	444,473	19,796,828
Yandex NV ‘A’ * (Netherlands)	952,932	18,772,761
Youku Inc ADR * (Cayman)	510,878	8,005,458
Zynga Inc ‘A’ *	1,239,812	11,666,631

		250,001,222

Materials - 5.1%

Intrepid Potash Inc *	511,683	11,579,386
Lynas Corp Ltd * (Australia)	3,815,754	4,082,644
Martin Marietta Materials Inc	145,817	10,996,060
Molycorp Inc *	427,305	10,246,774
Rockwood Holdings Inc *	337,588	13,290,840

		50,195,704

Telecommunication Services - 0.9%

Millicom International Cellular SA SDR (Luxembourg)	94,282	9,440,793

Utilities - 1.7%

Brookfield Infrastructure Partners LP (Bermuda)	618,882	17,143,031

Total Common Stocks
(Cost $902,698,021)		940,761,741

	Principal
	Amount
SHORT-TERM INVESTMENT - 4.0%

Repurchase Agreement - 4.0%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $39,960,240; collateralized by Freddie Mac: 0.000% due 06/18/12 and value $40,759,610)	$39,960,196	39,960,196

Total Short-Term Investment
(Cost $39,960,196)		39,960,196

TOTAL INVESTMENTS - 100.1%
(Cost $949,376,855)		992,922,987

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(687,401)

NET ASSETS - 100.0%		$992,235,586

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	25.2%
Industrials	23.2%
Consumer Discretionary	13.6%
Health Care	12.1%
Financials	6.2%
Materials	5.1%
Consumer Staples	4.5%
Short-Term Investment	4.0%
Energy	3.6%
Utilities	1.7%
Telecommunication Services	0.9%

100.1%
Other Assets & Liabilities, Net	(0.1%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	An investment with a total aggregate value of $12,201,050 or 1.3% of the net assets was valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(d)	As of December 31, 2011, 1.3% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(e)	Restricted securities as of December 31, 2011 were as follows:

Issuer and			Value as a %
Acquisition Date	Cost	Value	of Net Assets
Better Place LLC ‘B’ 8.000% Acq. 01/25/10	$6,718,638	$12,201,050	1.3%

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$12,201,050	$-	$-	$12,201,050
	Common Stocks
	Consumer Discretionary	134,666,906	134,666,906	-	-
	Consumer Staples	44,421,214	35,065,920	9,355,294	-
	Energy	35,302,975	35,302,975	-	-
	Financials	61,870,256	61,870,256	-	-
	Health Care	120,607,012	120,607,012	-	-
	Industrials	217,112,628	150,596,025	66,516,603	-
	Information Technology	250,001,222	244,662,431	5,338,791	-
	Materials	50,195,704	46,113,060	4,082,644	-
	Telecommunication Services	9,440,793	-	9,440,793	-
	Utilities	17,143,031	17,143,031	-	-

		940,761,741	846,027,616	94,734,125	-
	Short-Term Investment	39,960,196	-	39,960,196	-

	Total	$992,922,987	$846,027,616	$134,694,321	$12,201,050

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

Convertible
Preferred
Stocks (1)
Value, Beginning of Year	$6,718,638
Purchases	-
Sales	-
Net Realized Gains (Losses)	-
Change in Net Unrealized Appreciation	5,482,412
Transfers In	-
Transfers Out	-

Value, End of Year	$12,201,050

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$5,482,412

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 98.5%

Consumer Discretionary - 10.2%

Ascena Retail Group Inc *	208,500	$6,196,620
Dana Holding Corp *	870,312	10,574,291
Gaylord Entertainment Co *	654,200	15,792,388
Lear Corp	262,800	10,459,440
M.D.C. Holdings Inc	357,100	6,295,673
Macy’s Inc	246,260	7,924,647
PVH Corp	137,500	9,692,375
Staples Inc	593,600	8,245,104
The Goodyear Tire & Rubber Co *	671,630	9,516,997
The Interpublic Group of Cos Inc	810,100	7,882,273
Wynn Resorts Ltd	95,200	10,518,648

		103,098,456

Consumer Staples - 6.2%

Avon Products Inc	210,532	3,677,994
Coca-Cola Enterprises Inc	406,100	10,469,258
H.J. Heinz Co	215,400	11,640,216
Molson Coors Brewing Co ‘B’	263,500	11,472,790
Safeway Inc	486,262	10,230,953
The J.M. Smucker Co	188,696	14,750,366

		62,241,577

Energy - 6.4%

Alpha Natural Resources Inc *	291,700	5,959,431
Denbury Resources Inc *	619,900	9,360,490
EQT Corp	233,484	12,792,588
National Oilwell Varco Inc	132,600	9,015,474
Noble Energy Inc	100,000	9,439,000
Valero Energy Corp	412,100	8,674,705
Whiting Petroleum Corp *	209,610	9,786,691

		65,028,379

Financials - 29.1%

Ameriprise Financial Inc	298,000	14,792,720
Aon Corp	249,478	11,675,570
AXIS Capital Holdings Ltd (Bermuda)	583,043	18,634,054
BioMed Realty Trust Inc REIT	896,900	16,215,952
Boston Properties Inc REIT	105,100	10,467,960
Capitol Federal Financial Inc	1,215,400	14,025,716
Comerica Inc	539,300	13,913,940
CubeSmart REIT	1,459,886	15,533,187
Discover Financial Services	505,000	12,120,000
DuPont Fabros Technology Inc REIT	503,200	12,187,504
Forestar Group Inc *	878,703	13,294,776
Host Hotels & Resorts Inc REIT	362,500	5,354,125
Invesco Ltd (Bermuda)	526,600	10,579,394
Lincoln National Corp	296,402	5,756,127
Loews Corp	391,863	14,753,642
M&T Bank Corp	200,400	15,298,536
NYSE Euronext	452,299	11,805,004
People’s United Financial Inc	996,383	12,803,522
ProLogis Inc REIT	147,100	4,205,589
RenaissanceRe Holdings Ltd (Bermuda)	223,400	16,614,258
SunTrust Banks Inc	469,500	8,310,150
Vornado Realty Trust REIT	197,100	15,149,106
XL Group PLC (Ireland)	819,120	16,194,003
Zions Bancorp	301,755	4,912,571

		294,597,406

Health Care - 8.6%

AmerisourceBergen Corp	384,600	14,303,274
Boston Scientific Corp *	1,034,200	5,522,628
CIGNA Corp	323,400	13,582,800
Covidien PLC (Ireland)	175,000	7,876,750
Endo Pharmaceuticals Holdings Inc *	141,600	4,889,448
Forest Laboratories Inc *	342,700	10,370,102
Tenet Healthcare Corp *	1,052,300	5,398,299
Thermo Fisher Scientific Inc *	88,030	3,958,709
Universal Health Services Inc ‘B’	173,578	6,745,241
WellPoint Inc	214,058	14,181,343

		86,828,594

Industrials - 8.1%

Corrections Corp of America *	695,680	14,171,002
Fortune Brands Home & Security Inc *	226,000	3,848,780
GrafTech International Ltd *	307,200	4,193,280
Hertz Global Holdings Inc *	1,145,634	13,426,830
Parker-Hannifin Corp	151,700	11,567,125
Polypore International Inc *	164,000	7,214,360
Spirit AeroSystems Holdings Inc ‘A’ *	477,300	9,918,294
Stanley Black & Decker Inc	151,000	10,207,600
Towers Watson & Co ‘A’	129,900	7,784,907

		82,332,178

Information Technology - 11.4%

ADTRAN Inc	333,900	10,070,424
Analog Devices Inc	210,000	7,513,800
Broadridge Financial Solutions Inc	682,900	15,399,395
Ingram Micro Inc ‘A’ *	588,900	10,712,091
ON Semiconductor Corp *	1,610,231	12,430,983
Seagate Technology PLC (Ireland)	330,000	5,412,000
Take-Two Interactive Software Inc *	789,713	10,700,611
TE Connectivity Ltd (Switzerland)	477,900	14,724,099
Teradyne Inc *	509,400	6,943,122
Western Digital Corp *	227,600	7,044,220
Xerox Corp	1,231,523	9,802,923
Yahoo! Inc *	266,688	4,301,678

		115,055,346

Materials - 5.0%

Ashland Inc	262,050	14,978,778
Coeur d’Alene Mines Corp *	146,200	3,529,268
Crown Holdings Inc *	306,400	10,288,912
Cytec Industries Inc	151,800	6,777,870
Freeport-McMoRan Copper & Gold Inc	101,762	3,743,824
Rock-Tenn Co ‘A’	120,800	6,970,160
Walter Energy Inc	71,500	4,330,040

		50,618,852

Telecommunication Services - 1.8%

CenturyLink Inc	491,300	18,276,360

Utilities - 11.7%

American Electric Power Co Inc	336,307	13,892,842
Edison International	350,200	14,498,280
Northeast Utilities	386,869	13,954,365
NRG Energy Inc *	725,075	13,138,359
PG&E Corp	337,900	13,928,238
PPL Corp	514,360	15,132,471
Westar Energy Inc	633,700	18,237,886
Wisconsin Energy Corp	428,824	14,991,687

		117,774,128

Total Common Stocks
(Cost $1,020,768,350)		995,851,276

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 1.4%

Repurchase Agreement - 1.4%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $13,814,303; collateralized by Fannie Mae: 0.000% due 06/06/12 and value $14,092,950)	$13,814,288	$13,814,288

Total Short-Term Investment
(Cost $13,814,288)		13,814,288

TOTAL INVESTMENTS - 99.9%
(Cost $1,034,582,638)		1,009,665,564

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,023,046

NET ASSETS - 100.0%		$1,010,688,610

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Financials	29.1%
Utilities	11.7%
Information Technology	11.4%
Consumer Discretionary	10.2%
Health Care	8.6%
Industrials	8.1%
Energy	6.4%
Consumer Staples	6.2%
Materials	5.0%
Telecommunication Services	1.8%
Short-Term Investment	1.4%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$995,851,276	$995,851,276	$-	$-
	Short-Term Investment	13,814,288	-	13,814,288	-

	Total	$1,009,665,564	$995,851,276	$13,814,288	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Summary Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 98.0%

Consumer Discretionary - 16.8%

GameStop Corp ‘A’ *	369,000	$8,903,970
Gentex Corp	405,020	11,984,542
Group 1 Automotive Inc	275,491	14,270,434
Hillenbrand Inc	308,200	6,879,024
La-Z-Boy Inc *	728,336	8,667,198
Regis Corp	592,338	9,803,194
The Cato Corp ‘A’	297,748	7,205,502
The Men’s Wearhouse Inc	359,651	11,656,289
Thor Industries Inc	477,610	13,100,842
Other securities		75,917,553

		168,388,548

Consumer Staples - 1.6%

Lancaster Colony Corp	113,300	7,856,222
Other securities		8,736,903

		16,593,125

Energy - 10.5%

Atwood Oceanics Inc *	261,400	10,401,106
Bristow Group Inc	310,953	14,736,063
Helix Energy Solutions Group Inc *	557,548	8,809,258
Oil States International Inc *	160,100	12,226,837
Rowan Cos Inc *	402,380	12,204,185
Tidewater Inc	245,200	12,088,360
Unit Corp *	189,000	8,769,600
Other securities		25,769,067

		105,004,476

Financials - 20.2%

Aspen Insurance Holdings Ltd (Bermuda)	330,880	8,768,320
Montpelier Re Holdings Ltd (Bermuda)	481,427	8,545,329
Old Republic International Corp	961,800	8,915,886
Protective Life Corp	684,823	15,449,607
StanCorp Financial Group Inc	227,500	8,360,625
Tower Group Inc	429,006	8,653,051
Validus Holdings Ltd (Bermuda)	268,800	8,467,200
Other securities		135,482,098

		202,642,116

Health Care - 3.7%

Teleflex Inc	148,900	9,126,081
Other securities		27,503,549

		36,629,630

Industrials - 30.0%

AAR Corp	354,015	6,786,468
ABM Industries Inc	475,396	9,802,665
Brady Corp ‘A’	315,149	9,949,254
Carlisle Cos Inc	242,410	10,738,763
EnPro Industries Inc *	231,573	7,637,278
Gardner Denver Inc	135,300	10,426,218
Genesee & Wyoming Inc ‘A’ *	154,370	9,351,735
Gibraltar Industries Inc *	622,716	8,693,115
Granite Construction Inc	446,968	10,602,081
Insperity Inc	269,730	6,837,655
Kaydon Corp	239,793	7,313,686
Kennametal Inc	256,220	9,357,154
Lincoln Electric Holdings Inc	252,080	9,861,370
Mine Safety Appliances Co	255,050	8,447,256
Mueller Industries Inc	248,894	9,562,507
Simpson Manufacturing Co Inc	294,544	9,914,351
SkyWest Inc	639,351	8,049,429
Trinity Industries Inc	511,380	15,372,083
Universal Forest Products Inc	316,036	9,756,031
Watts Water Technologies Inc ‘A’	209,718	7,174,453
Other securities		115,058,362

		300,691,914

Information Technology - 5.7%

Benchmark Electronics Inc *	738,918	9,953,225
Rofin-Sinar Technologies Inc *	342,575	7,827,839
Other securities		38,868,333

		56,649,397

Materials - 6.0%

Cabot Corp	227,520	7,312,493
RPM International Inc	525,000	12,888,750
Other securities		40,377,641

		60,578,884

Telecommunication Services - 0.2%

Other securities		1,701,145

Utilities - 3.3%

NV Energy Inc	510,000	8,338,500
Other securities		24,781,877

		33,120,377

Total Common Stocks
(Cost $987,513,521)		981,999,612

	Principal
	Amount
SHORT-TERM INVESTMENTS - 2.0%

U.S. Government Agency Issue - 0.1%

Other security		614,999

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $18,835,138; collateralized by Fannie Mae: 0.000% due 06/06/12 and value $944,528; and Freddie Mac: 0.000% due 06/11/12 and value $18,270,860)	$18,835,118	18,835,118

Total Short-Term Investments
(Cost $19,450,117)		19,450,117

TOTAL INVESTMENTS - 100.0%
(Cost $1,006,963,638)		1,001,449,729

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(326,107)

NET ASSETS - 100.0%		$1,001,123,622

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2011

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Industrials	30.0%
Financials	20.2%
Consumer Discretionary	16.8%
Energy	10.5%
Materials	6.0%
Information Technology	5.7%
Health Care	3.7%
Utilities	3.3%
Short-Term Investments	2.0%
Consumer Staples	1.6%
Telecommunication Services	0.2%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $128 or less than 0.1% of the net assets were valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(d)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2011.

(e)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(f)	As of December 31, 2011, less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(g)	As of December 31, 2011, $264,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(h)	Open futures contracts outstanding as of December 31, 2011 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Russell 2000 Mini (03/12)	25	$1,846,075	$925

(i)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$168,388,548	$168,388,548	$-	$-
	Consumer Staples	16,593,125	16,593,125	-	-
	Energy	105,004,476	105,004,476	-	-
	Financials	202,642,116	202,642,116	-	-
	Health Care	36,629,630	36,629,630	-	-
	Industrials	300,691,914	300,691,914	-	-
	Information Technology	56,649,397	56,649,269	-	128
	Materials	60,578,884	60,578,884	-	-
	Telecommunication Services	1,701,145	1,701,145	-	-
	Utilities	33,120,377	33,120,377	-	-

		981,999,612	981,999,484	-	128
	Short-Term Investments	19,450,117	-	19,450,117	-
	Derivatives:
	Equity Contracts
	Futures	925	925	-	-

	Total	$1,001,450,654	$982,000,409	$19,450,117	$128

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

Common
Stocks
Value, Beginning of Year	$-
Purchases	-
Sales	-
Net Realized Gains (Losses)	-
Change in Net Unrealized Appreciation	128
Transfers In	-
Transfers Out	-

Value, End of Year	$128

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$128

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 97.6%

Consumer Discretionary - 16.9%

AMC Networks Inc ‘A’ *	113,500	$4,265,330
American Public Education Inc *	115,215	4,986,505
ANN Inc *	219,420	5,437,228
Brunswick Corp	215,100	3,884,706
Dana Holding Corp *	455,710	5,536,876
DSW Inc ‘A’	117,700	5,203,517
Express Inc *	241,400	4,813,516
Interval Leisure Group Inc *	365,290	4,971,597
Life Time Fitness Inc *	92,705	4,333,959
LKQ Corp *	195,650	5,885,152
Shutterfly Inc *	103,800	2,362,488
Six Flags Entertainment Corp	169,400	6,986,056
Sotheby’s	82,145	2,343,597
The Cheesecake Factory Inc *	203,245	5,965,241
The Children’s Place Retail Stores Inc *	88,615	4,707,229
The Warnaco Group Inc *	72,800	3,642,912
Tupperware Brands Corp	84,240	4,714,913
Vera Bradley Inc *	86,400	2,786,400
Vitamin Shoppe Inc *	144,800	5,774,624
Williams-Sonoma Inc	119,435	4,598,247

		93,200,093

Consumer Staples - 2.9%

The Fresh Market Inc *	92,300	3,682,770
The Hain Celestial Group Inc *	169,125	6,200,122
United Natural Foods Inc *	153,300	6,133,533

		16,016,425

Energy - 8.6%

Berry Petroleum Co ‘A’	71,200	2,991,824
Complete Production Services Inc *	115,200	3,866,112
Dril-Quip Inc *	55,305	3,640,175
Energy XXI Ltd * (Bermuda)	169,400	5,400,472
Key Energy Services Inc *	407,400	6,302,478
Kodiak Oil & Gas Corp * (Canada)	414,200	3,934,900
Northern Oil & Gas Inc *	131,300	3,148,574
Patriot Coal Corp *	260,385	2,205,461
Quicksilver Resources Inc *	395,460	2,653,537
Rosetta Resources Inc *	90,600	3,941,100
Stone Energy Corp *	198,200	5,228,516
Swift Energy Co *	139,800	4,154,856

		47,468,005

Financials - 6.2%

American Campus Communities Inc REIT	53,500	2,244,860
Cohen & Steers Inc	111,800	3,231,020
Endurance Specialty Holdings Ltd (Bermuda)	94,000	3,595,500
First Cash Financial Services Inc *	97,400	3,417,766
Fortress Investment Group LLC ‘A’ *	789,600	2,668,848
Jones Lang LaSalle Inc	61,800	3,785,868
Northwest Bancshares Inc	466,700	5,805,748
Signature Bank *	95,700	5,741,043
Texas Capital Bancshares Inc *	114,400	3,501,784

		33,992,437

Health Care - 16.3%

Align Technology Inc *	205,000	4,863,625
Alkermes PLC * (Ireland)	108,400	1,881,824
Bruker Corp *	209,889	2,606,821
Catalyst Health Solutions Inc *	107,680	5,599,360
Centene Corp *	47,700	1,888,443
Cepheid Inc *	59,300	2,040,513
Cubist Pharmaceuticals Inc *	104,800	4,152,176
HealthSouth Corp *	211,800	3,742,506
HMS Holdings Corp *	202,400	6,472,752
Incyte Corp Ltd *	188,900	2,835,389
Insulet Corp *	289,225	5,446,107
Ironwood Pharmaceuticals Inc ‘A’ *	114,500	1,370,565
LifePoint Hospitals Inc *	75,600	2,808,540
Medicis Pharmaceutical Corp ‘A’	167,415	5,566,549
Medidata Solutions Inc *	219,425	4,772,494
Onyx Pharmaceuticals Inc *	59,300	2,606,235
Optimer Pharmaceuticals Inc *	257,360	3,150,086
PAREXEL International Corp *	154,545	3,205,263
Salix Pharmaceuticals Ltd *	60,100	2,875,785
Seattle Genetics Inc *	114,400	1,912,196
Sirona Dental Systems Inc *	99,125	4,365,465
Tenet Healthcare Corp *	527,800	2,707,614
Thoratec Corp *	102,783	3,449,398
ViroPharma Inc *	127,100	3,481,269
Volcano Corp *	134,700	3,204,513
Wright Medical Group Inc *	170,300	2,809,950

		89,815,438

Industrials - 17.1%

AAR Corp	264,600	5,072,382
Actuant Corp ‘A’	292,105	6,627,862
Barnes Group Inc	269,000	6,485,590
CLARCOR Inc	57,450	2,871,926
Clean Harbors Inc *	110,400	7,035,792
CoStar Group Inc *	76,200	5,084,826
Esterline Technologies Corp *	92,850	5,196,815
Genesee & Wyoming Inc ‘A’ *	108,780	6,589,892
GrafTech International Ltd *	315,955	4,312,786
Hub Group Inc ‘A’ *	178,700	5,795,241
RBC Bearings Inc *	161,145	6,719,746
Tetra Tech Inc *	254,915	5,503,615
The Geo Group Inc *	222,417	3,725,485
Towers Watson & Co ‘A’	64,339	3,855,836
United Rentals Inc *	228,200	6,743,310
Waste Connections Inc	193,257	6,404,537
Woodward Inc	158,910	6,504,186

		94,529,827

Information Technology - 22.2%

ADTRAN Inc	66,100	1,993,576
Ancestry.com Inc *	152,600	3,503,696
Aruba Networks Inc *	134,680	2,494,273
BroadSoft Inc *	107,600	3,249,520
Cadence Design Systems Inc *	604,765	6,289,556
Ciena Corp *	205,000	2,480,500
Cognex Corp	124,500	4,455,855
comScore Inc *	254,100	5,386,920
Concur Technologies Inc *	104,230	5,293,842
Finisar Corp *	166,855	2,793,987
Fortinet Inc *	227,900	4,970,499
Jack Henry & Associates Inc	160,100	5,380,961
LogMeIn Inc *	158,675	6,116,921
Mellanox Technologies Ltd * (Israel)	171,755	5,580,320
NICE Systems Ltd ADR * (Israel)	177,780	6,124,521
Novellus Systems Inc *	165,970	6,852,901
OpenTable Inc *	94,230	3,687,220
QLIK Technologies Inc *	194,800	4,714,160
RealPage Inc *	180,400	4,558,708
RF Micro Devices Inc *	772,500	4,171,500
SolarWinds Inc *	152,500	4,262,375
Solera Holdings Inc	115,480	5,143,479
Taleo Corp ‘A’ *	152,027	5,881,925
The Ultimate Software Group Inc *	96,600	6,290,592
VistaPrint NV * (Netherlands)	136,770	4,185,162
Wright Express Corp *	119,650	6,494,602

		122,357,571

Materials - 4.4%

AuRico Gold Inc (NYSE) * (Canada)	322,960	2,586,910
Cytec Industries Inc	88,900	3,969,385

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Globe Specialty Metals Inc	104,200	$1,395,238
Rockwood Holdings Inc *	113,470	4,467,314
Silgan Holdings Inc	163,310	6,310,298
Solutia Inc *	315,900	5,458,752

		24,187,897

Telecommunication Services - 1.8%

Cogent Communications Group Inc *	186,300	3,146,607
SBA Communications Corp ‘A’ *	161,745	6,948,565

		10,095,172

Utilities - 1.2%

ITC Holdings Corp	84,405	6,404,651

Total Common Stocks
(Cost $457,614,663)		538,067,516

	Principal
	Amount
SHORT-TERM INVESTMENT - 4.7%

Repurchase Agreement - 4.7%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $25,995,610; collateralized by Fannie Mae: 0.000% due 06/06/12 and value $26,516,735)	$25,995,582	25,995,582

Total Short-Term Investment
(Cost $25,995,582)		25,995,582

TOTAL INVESTMENTS - 102.3%
(Cost $483,610,245)		564,063,098

OTHER ASSETS & LIABILITIES, NET - (2.3%)		(12,940,611)

NET ASSETS - 100.0%		$551,122,487

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	22.2%
Industrials	17.1%
Consumer Discretionary	16.9%
Health Care	16.3%
Energy	8.6%
Financials	6.2%
Short-Term Investment	4.7%
Materials	4.4%
Consumer Staples	2.9%
Telecommunication Services	1.8%
Utilities	1.2%

102.3%
Other Assets & Liabilities, Net	(2.3%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$538,067,516	$538,067,516	$-	$-
	Short-Term Investment	25,995,582	-	25,995,582	-

	Total	$564,063,098	$538,067,516	$25,995,582	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2011

	Shares	Value
WARRANTS - 0.0%

Energy - 0.0%

Other security		$-

Total Warrants
(Cost $0)		-

COMMON STOCKS - 99.2%

Consumer Discretionary - 13.0%

Rent-A-Center Inc	21,743	804,491
Other securities		52,465,283

		53,269,774

Consumer Staples - 3.6%

Nu Skin Enterprises Inc ‘A’	20,309	986,408
TreeHouse Foods Inc *	13,136	858,832
Other securities		13,104,793

		14,950,033

Energy - 6.7%

Berry Petroleum Co ‘A’	19,044	800,229
Complete Production Services Inc *	29,173	979,046
Dril-Quip Inc *	12,717	837,033
Energy XXI Ltd * (Bermuda)	27,815	886,742
Kodiak Oil & Gas Corp * (Canada)	95,075	903,212
Rosetta Resources Inc *	19,615	853,252
World Fuel Services Corp	26,071	1,094,461
Other securities		21,067,405

		27,421,380

Financials - 22.0%

Alterra Capital Holdings Ltd (Bermuda)	33,615	794,322
American Campus Communities Inc REIT	25,233	1,058,777
BioMed Realty Trust Inc REIT	56,781	1,026,600
CBL & Associates Properties Inc REIT	54,958	862,841
Extra Space Storage Inc REIT	34,884	845,239
Hancock Holding Co	28,346	906,222
Home Properties Inc REIT	17,836	1,026,819
Kilroy Realty Corp REIT	21,627	823,340
MFA Financial Inc REIT	132,692	891,690
Mid-America Apartment Communities Inc REIT	13,631	852,619
National Retail Properties Inc REIT	38,812	1,023,861
Post Properties Inc REIT	18,455	806,853
ProAssurance Corp	11,405	910,347
Signature Bank *	17,148	1,028,709
Tanger Factory Outlet Centers Inc REIT	31,986	937,830
Other securities		76,572,834

		90,368,903

Health Care - 12.5%

Cubist Pharmaceuticals Inc *	22,173	878,494
HealthSpring Inc *	25,057	1,366,609
HMS Holdings Corp *	31,355	1,002,733
Onyx Pharmaceuticals Inc *	23,401	1,028,474
Questcor Pharmaceuticals Inc *	19,647	816,922
Salix Pharmaceuticals Ltd *	21,553	1,031,311
WellCare Health Plans Inc *	15,732	825,930
Other securities		44,672,004

		51,622,477

Industrials - 15.5%

Acuity Brands Inc	15,976	846,728
Alaska Air Group Inc *	13,250	994,942
CLARCOR Inc	18,662	932,913
Clean Harbors Inc *	17,351	1,105,779
Genesee & Wyoming Inc ‘A’ *	14,631	886,346
HEICO Corp	15,425	902,054
Hexcel Corp *	36,263	877,927
Triumph Group Inc	13,928	814,092
Woodward Inc	22,772	932,058
Other securities		55,612,567

		63,905,406

Information Technology - 17.0%

Concur Technologies Inc *	16,483	837,172
Jack Henry & Associates Inc	31,946	1,073,705
Netlogic Microsystems Inc *	25,256	1,251,940
Parametric Technology Corp *	43,966	802,819
SuccessFactors Inc *	30,787	1,227,478
Other securities		64,767,797

		69,960,911

Materials - 4.4%

Coeur d’Alene Mines Corp *	33,141	800,024
Other securities		17,389,170

		18,189,194

Telecommunication Services - 0.8%

Other securities		3,213,998

Utilities - 3.7%

Cleco Corp	22,678	864,032
Piedmont Natural Gas Co Inc	26,750	908,965
WGL Holdings Inc	19,088	844,071
Other securities		12,402,687

		15,019,755

Total Common Stocks
(Cost $426,863,931)		407,921,831

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $3,052,929; collateralized by Fannie Mae: 0.750% due 09/08/14 and value $3,118,894)	$3,052,926	3,052,926

Total Short-Term Investment
(Cost $3,052,926)		3,052,926

TOTAL INVESTMENTS - 99.9%
(Cost $429,916,857)		410,974,757

OTHER ASSETS & LIABILITIES, NET - 0.1%		552,762

NET ASSETS - 100.0%		$411,527,519

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2011

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Financials	22.0%
Information Technology	17.0%
Industrials	15.5%
Consumer Discretionary	13.0%
Health Care	12.5%
Energy	6.7%
Materials	4.4%
Utilities	3.7%
Consumer Staples	3.6%
Telecommunication Services	0.8%
Short-Term Investment	0.7%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2011.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	An investment with a total aggregate value of $95 or less than 0.1% of the net assets was valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(f)	As of December 31, 2011, less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(g)	As of December 31, 2011, $453,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(h)	Open futures contracts outstanding as of December 31, 2011 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Russell 2000 Mini (03/12)	55	$4,062,206	$1,194

(i)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$53,269,774	$53,269,774	$-	$-
	Consumer Staples	14,950,033	14,950,033	-	-
	Energy	27,421,380	27,421,380	-	-
	Financials	90,368,903	90,368,903	-	-
	Health Care	51,622,477	51,622,477	-	-
	Industrials	63,905,406	63,905,406	-	-
	Information Technology	69,960,911	69,960,816	-	95
	Materials	18,189,194	18,189,194	-	-
	Telecommunication Services	3,213,998	3,213,998	-	-
	Utilities	15,019,755	15,019,755	-	-

		407,921,831	407,921,736	-	95
	Short-Term Investment	3,052,926	-	3,052,926	-
	Derivatives:
	Equity Contracts
	Futures	1,194	1,194	-	-

	Total	$410,975,951	$407,922,930	$3,052,926	$95

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

Common
Stocks
Value, Beginning of Year	$-
Purchases	-
Sales	-
Net Realized Gains (Losses)	-
Change in Net Unrealized Appreciation	95
Transfers In	-
Transfers Out	-

Value, End of Year	$95

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$95

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 93.6%

Consumer Discretionary - 8.2%

Aaron’s Inc	180,500	$4,815,740
Bob Evans Farms Inc	66,100	2,216,994
Cinemark Holdings Inc	270,300	4,997,847
Group 1 Automotive Inc	97,056	5,027,501
Hillenbrand Inc	101,000	2,254,320
International Speedway Corp ‘A’	106,300	2,694,705
Meredith Corp	186,100	6,076,165
Sturm Ruger & Co Inc	62,100	2,077,866
The Buckle Inc	136,400	5,574,668
Wolverine World Wide Inc	143,100	5,100,084

		40,835,890

Consumer Staples - 7.5%

Cal-Maine Foods Inc	87,500	3,199,875
Casey’s General Stores Inc	127,000	6,541,770
Cia Cervecerias Unidas SA ADR (Chile)	34,500	2,176,950
Corn Products International Inc	120,700	6,347,613
Embotelladora Andina SA ‘B’ ADR (Chile)	65,100	1,694,553
Fresh Del Monte Produce Inc (Cayman)	57,100	1,428,071
Ruddick Corp	114,500	4,882,280
The Andersons Inc	79,700	3,479,702
Universal Corp	115,300	5,299,188
WD-40 Co	28,300	1,143,603
Weis Markets Inc	22,100	882,674

		37,076,279

Energy - 16.8%

Alliance Resource Partners LP	39,637	2,995,764
Berry Petroleum Co ‘A’	137,500	5,777,750
Bristow Group Inc	113,000	5,355,070
Buckeye Partners LP	76,200	4,875,276
Cimarex Energy Co	74,300	4,599,170
Energen Corp	106,000	5,300,000
EXCO Resources Inc	336,000	3,511,200
HollyFrontier Corp	199,400	4,665,960
Knightsbridge Tankers Ltd (Bermuda)	28,900	395,063
Linn Energy LLC	108,400	4,109,444
Magellan Midstream Partners LP	82,700	5,696,376
Patterson-UTI Energy Inc	250,200	4,998,996
Pioneer Southwest Energy Partners LP	46,106	1,206,133
Ship Finance International Ltd (Bermuda)	120,000	1,120,800
Southern Union Co	87,000	3,663,570
Sunoco Logistics Partners LP	109,500	4,314,300
TC Pipelines LP	39,300	1,863,999
Tidewater Inc	110,200	5,432,860
TransMontaigne Partners LP	31,837	1,066,858
W&T Offshore Inc	227,300	4,821,033
World Fuel Services Corp	176,200	7,396,876

		83,166,498

Financials - 13.5%

Advance America Cash Advance Centers Inc	229,300	2,052,235
American Equity Investment Life Holding Co	129,300	1,344,720
American Financial Group Inc	167,100	6,164,319
Bank of Hawaii Corp	112,600	5,009,574
Cash America International Inc	113,700	5,301,831
CreXus Investment Corp REIT	66,800	693,384
Cullen/Frost Bankers Inc	96,100	5,084,651
Delphi Financial Group Inc ‘A’	111,300	4,930,590
Franklin Street Properties Corp REIT	209,700	2,086,515
Healthcare Realty Trust Inc REIT	171,100	3,180,749
Infinity Property & Casualty Corp	26,500	1,503,610
Montpelier Re Holdings Ltd (Bermuda)	51,400	912,350
Omega Healthcare Investors Inc REIT	246,900	4,777,515
Prosperity Bancshares Inc	109,300	4,410,255
PS Business Parks Inc REIT	51,900	2,876,817
Raymond James Financial Inc	151,300	4,684,248
RLI Corp	49,800	3,628,428
Sovran Self Storage Inc REIT	61,600	2,628,472
Trustmark Corp	218,800	5,314,652

		66,584,915

Health Care - 6.4%

Invacare Corp	107,862	1,649,210
Owens & Minor Inc	157,900	4,388,041
PerkinElmer Inc	213,300	4,266,000
STERIS Corp	159,800	4,765,236
Teleflex Inc	91,400	5,601,906
The Cooper Cos Inc	78,354	5,525,524
The Ensign Group Inc	54,321	1,330,865
West Pharmaceutical Services Inc	105,300	3,996,135

		31,522,917

Industrials - 13.6%

Albany International Corp ‘A’	24,617	569,145
Alliant Techsystems Inc	88,700	5,070,092
Applied Industrial Technologies Inc	38,700	1,361,079
Barnes Group Inc	158,100	3,811,791
Belden Inc	143,200	4,765,696
Cascade Corp	26,185	1,235,146
Crane Co	117,850	5,504,773
Cubic Corp	39,500	1,721,805
Curtiss-Wright Corp	138,200	4,882,606
Elbit Systems Ltd (Israel)	21,400	869,910
Ennis Inc	93,500	1,246,355
Great Lakes Dredge & Dock Co	165,400	919,624
Harsco Corp	129,800	2,671,284
KBR Inc	166,500	4,640,355
Kennametal Inc	136,200	4,974,024
Standex International Corp	21,559	736,671
The Brink’s Co	163,300	4,389,504
Titan International Inc	123,300	2,399,418
Triumph Group Inc	128,139	7,489,725
UniFirst Corp	33,648	1,909,188
Valmont Industries Inc	65,000	5,901,350

		67,069,541

Information Technology - 3.0%

AVX Corp	108,800	1,388,288
Diebold Inc	152,600	4,588,682
j2 Global Inc	72,800	2,048,592
Jabil Circuit Inc	244,000	4,797,040
Micrel Inc	201,000	2,032,110

		14,854,712

Materials - 16.5%

A. Schulman Inc	81,900	1,734,642
AMCOL International Corp	44,700	1,200,195
Bemis Co Inc	183,100	5,507,648
Cabot Corp	153,600	4,936,704
Compass Minerals International Inc	74,400	5,122,440
Gold Resource Corp	180,900	3,844,125
HudBay Minerals Inc (Canada)	465,372	4,632,022
IAMGOLD Corp (NYSE) (Canada)	314,200	4,980,070
Innophos Holdings Inc	73,700	3,578,872
International Flavors & Fragrances Inc	77,200	4,046,824
Methanex Corp (NASDAQ) (Canada)	154,676	3,529,706
Neenah Paper Inc	53,760	1,199,923
NewMarket Corp	22,147	4,387,542
Quaker Chemical Corp	41,900	1,629,491
Rock-Tenn Co ‘A’	92,100	5,314,170
Royal Gold Inc	91,734	6,185,624
Sensient Technologies Corp	134,200	5,086,180
Sonoco Products Co	171,850	5,664,176
Steel Dynamics Inc	189,400	2,490,610

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Stepan Co	17,186	$1,377,630
The Scotts Miracle-Gro Co ‘A’	115,600	5,397,364

		81,845,958

Telecommunication Services - 0.3%

Cellcom Israel Ltd (Israel)	82,700	1,397,630

Utilities - 7.8%

AGL Resources Inc	113,000	4,775,380
Atmos Energy Corp	142,000	4,735,700
Avista Corp	122,400	3,151,800
Great Plains Energy Inc	124,700	2,715,966
OGE Energy Corp	99,800	5,659,658
Portland General Electric Co	94,200	2,382,318
Southwest Gas Corp	60,000	2,549,400
Suburban Propane Partners LP	56,500	2,689,965
UGI Corp	175,500	5,159,700
Westar Energy Inc	174,200	5,013,476

		38,833,363

Total Common Stocks
(Cost $367,977,023)		463,187,703

CLOSED-END MUTUAL FUND - 0.8%

Central Fund of Canada Ltd ‘A’ (Canada)	202,300	3,965,080

Total Closed-End Mutual Fund
(Cost $2,457,563)		3,965,080

	Principal
	Amount
SHORT-TERM INVESTMENT - 5.6%

Repurchase Agreement - 5.6%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $27,665,444; collateralized by Freddie Mac: 0.000% due 06/18/12 and value $28,220,883)	$27,665,413	27,665,413

Total Short-Term Investment
(Cost $27,665,413)		27,665,413

TOTAL INVESTMENTS - 100.0%
(Cost $398,099,999)		494,818,196

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(203,912)

NET ASSETS - 100.0%		$494,614,284

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Energy	16.8%
Materials	16.5%
Industrials	13.6%
Financials	13.5%
Consumer Discretionary	8.2%
Utilities	7.8%
Consumer Staples	7.5%
Health Care	6.4%
Short-Term Investment	5.6%
Information Technology	3.0%
Closed-End Mutual Fund	0.8%
Telecommunication Services	0.3%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$463,187,703	$463,187,703	$-	$-
	Closed-End Mutual Fund	3,965,080	3,965,080	-	-
	Short-Term Investment	27,665,413	-	27,665,413	-

	Total	$494,818,196	$467,152,783	$27,665,413	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
WARRANTS - 0.1%

Health Care - 0.1%

Ardea Biosciences Inc Strike @ $11.14 Exp. 12/19/13 * ◊ + Δ	12,024	$76,201
ARYx Therapeutics Inc Strike @ $2.64 Exp. 11/13/13 * ◊ + Δ	44,635	-
Cytori Therapeutics Inc Strike @ $6.25 Exp. 02/28/12 * ◊ + Δ	33,925	-
Cytori Therapeutics Inc Strike @ $8.50 Exp. 08/11/13 * ◊ + Δ	27,500	145
Derma Sciences Inc Strike @ $9.90 Exp. 06/23/16 * ◊ + Δ	57,500	21,737
OncoGenex Pharmaceutical Inc Strike @ $20.00 Exp. 10/19/15 * ◊ + Δ	12,820	11,387
SANUWAVE Health Inc Strike @ $4.00 Exp. 04/08/16 * ◊ + Δ	135,383	778

		110,248

Total Warrants
(Cost $19,882)		110,248

COMMON STOCKS - 94.3%

Health Care - 94.3%

Acadia Healthcare Co Inc *	30,353	302,619
Achillion Pharmaceuticals Inc *	123,400	940,308
Aegerion Pharmaceuticals Inc *	46,300	775,062
Aetna Inc	30,022	1,266,628
Akorn Inc *	2,570	28,578
Alexion Pharmaceuticals Inc *	131,598	9,409,257
Allergan Inc	22,610	1,983,801
Amarin Corp PLC ADR * (United Kingdom)	519,273	3,889,355
AmerisourceBergen Corp	33,951	1,262,638
Ardea Biosciences Inc *	96,073	1,614,987
ARIAD Pharmaceuticals Inc *	343,946	4,213,339
Auxilium Pharmaceuticals Inc *	40,305	803,279
BioMarin Pharmaceutical Inc *	199,518	6,859,429
Catalyst Health Solutions Inc *	15,475	804,700
Celgene Corp *	57,512	3,887,811
Celldex Therapeutics Inc *	231,682	602,373
Centene Corp *	19,533	773,312
CFR Pharmaceuticals SA ADR * ~ Δ (Chile)	125,194	2,942,480
Chelsea Therapeutics International Ltd *	313,874	1,610,174
CIGNA Corp	36,542	1,534,764
Corcept Therapeutics Inc *	403,424	1,379,710
Cytori Therapeutics Inc *	54,688	120,314
Derma Sciences Inc *	115,000	871,700
Dynavax Technologies Corp *	370,348	1,229,555
Elan Corp PLC ADR * (Ireland)	223,883	3,076,152
Express Scripts Inc *	34,531	1,543,190
GenMark Diagnostics Inc *	26,215	108,006
HealthSouth Corp *	41,198	727,969
HeartWare International Inc *	5,900	407,100
Hikma Pharmaceuticals PLC (United Kingdom)	142,450	1,367,387
Humana Inc	7,448	652,519
Illumina Inc *	24,000	731,520
Impax Laboratories Inc *	200,868	4,051,508
Incyte Corp Ltd *	205,848	3,089,779
Inhibitex Inc *	75,275	823,509
Ironwood Pharmaceuticals Inc ‘A’ *	147,421	1,764,629
Keryx Biopharmaceuticals Inc *	163,014	412,425
MAP Pharmaceuticals Inc *	165,608	2,181,057
Medivation Inc *	94,876	4,374,732
Mylan Inc *	114,049	2,447,492
Neurocrine Biosciences Inc *	60,334	512,839
Novo Nordisk AS ADR (Denmark)	16,278	1,876,202
Odontoprev SA (Brazil)	53,974	769,714
Onyx Pharmaceuticals Inc *	43,790	1,924,571
Pharmasset Inc *	43,212	5,539,778
QLT Inc * (Canada)	80,370	578,664
Regeneron Pharmaceuticals Inc *	22,654	1,255,711
Rigel Pharmaceuticals Inc *	69,662	549,633
Sagent Pharmaceuticals Inc *	31,867	669,207
Salix Pharmaceuticals Ltd *	38,242	1,829,880
Sangamo Biosciences Inc *	29,434	83,593
Sequenom Inc *	265,186	1,180,078
Shire PLC ADR (United Kingdom)	44,738	4,648,278
Sinopharm Group Co Ltd ‘H’ (China)	7,300	17,511
Targacept Inc *	96,895	539,705
The Medicines Co *	57,863	1,078,566
Tornier NV * (Netherlands)	34,050	612,900
Tranzyme Inc *	183,800	542,210
United Therapeutics Corp *	85,629	4,045,970
UnitedHealth Group Inc	62,833	3,184,377
Universal Health Services Inc ‘B’	20,448	794,609
Ventrus Biosciences Inc *	85,623	684,128
Vertex Pharmaceuticals Inc *	144,503	4,798,945
Watson Pharmaceuticals Inc *	26,727	1,612,707
WuXi PharmaTech Inc ADR * (Cayman)	34,733	383,452

		116,578,375

Total Common Stocks
(Cost $83,585,309)		116,578,375

	Principal
	Amount
SHORT-TERM INVESTMENT - 5.2%

Repurchase Agreement - 5.2%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $6,479,709; collateralized by Freddie Mac: 0.000% due 06/18/12 and value $6,611,693)	$6,479,702	6,479,702

Total Short-Term Investment
(Cost $6,479,702)		6,479,702

TOTAL INVESTMENTS - 99.6%
(Cost $90,084,893)		123,168,325

OTHER ASSETS & LIABILITIES, NET - 0.4%		517,974

NET ASSETS - 100.0%		$123,686,299

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified by health care sector as a percentage of net assets as follows:

Biotechnology	53.4%
Pharmaceuticals	26.5%
Managed Health Care	6.6%
Health Care Services	1.9%
Life Sciences Tools & Services	1.9%
Health Care Facilities	1.5%
Health Care Distributors	1.0%
Other (each less than 1.0%)	1.6%

94.4%
Short-Term Investment	5.2%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $110,248 or 0.1% of the net assets were valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(d)	As of December 31, 2011, 2.5% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(e)	Restricted securities as of December 31, 2011 were as follows:

Issuer and			Value as a %
Acquisition Date	Cost	Value	of Net Assets
Ardea Biosciences Inc Warrants (Exp. 12/19/13) Acq. 12/19/08	$1,503	$76,201	0.1%
ARYx Therapeutics Inc Warrants (Exp. 11/13/13) Acq. 11/13/08	5,579	-	0.0%
Cytori Therapeutics Inc Warrants (Exp. 02/28/12) Acq. 02/23/07	4,750	-	0.0%
Cytori Therapeutics Inc Warrants (Exp. 08/11/13) Acq. 08/11/08	-	145	0.0%
Derma Sciences Inc Warrants (Exp. 06/23/16) Acq. 06/17/11	8,050	21,737	0.0%
OncoGenex Pharmaceutical Inc Warrants (Exp. 10/19/15) Acq. 10/19/10	-	11,387	0.0%
SANUWAVE Health Inc Warrants (Exp. 04/08/16) Acq. 04/08/11	-	778	0.0%

	$19,882	$110,248	0.1%

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Warrants (1)	$110,248	$-	$110,248	$-
	Common Stocks
	Health Care	116,578,375	112,250,997	4,327,378	-
	Short-Term Investment	6,479,702	-	6,479,702	-

	Total	$123,168,325	$112,250,997	$10,917,328	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
REAL ESTATE PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 98.8%

Consumer Discretionary - 3.8%

Starwood Hotels & Resorts Worldwide Inc	470,182	$22,554,630

Financials - 93.6%

Acadia Realty Trust REIT	258,073	5,197,590
Apartment Investment & Management Co ‘A’ REIT	678,558	15,545,764
Ashford Hospitality Trust Inc REIT	300,580	2,404,640
AvalonBay Communities Inc REIT	156,790	20,476,774
BioMed Realty Trust Inc REIT	71,670	1,295,794
Boston Properties Inc REIT	291,745	29,057,802
BRE Properties Inc REIT	112,850	5,696,668
Brookfield Office Properties Inc (NYSE) (Canada)	834,791	13,056,131
Camden Property Trust REIT	145,901	9,080,878
CommonWealth REIT	103,798	1,727,199
Coresite Realty Corp REIT	73,550	1,310,661
Cousins Properties Inc REIT	613,565	3,932,952
CreXus Investment Corp REIT	123,550	1,282,449
DCT Industrial Trust Inc REIT	1,031,240	5,279,949
Douglas Emmett Inc REIT	99,420	1,813,421
Equity Lifestyle Properties Inc REIT	167,397	11,163,706
Equity One Inc REIT	2,160	36,677
Equity Residential REIT	901,942	51,437,752
Federal Realty Investment Trust REIT	86,716	7,869,477
Forest City Enterprises Inc ‘A’ *	1,140,653	13,482,518
General Growth Properties Inc REIT	1,842,299	27,671,331
HCP Inc REIT	705,188	29,215,939
Health Care REIT Inc	148,390	8,091,707
Healthcare Realty Trust Inc REIT	722,740	13,435,737
Host Hotels & Resorts Inc REIT	2,638,111	38,964,899
Hudson Pacific Properties Inc REIT	249,550	3,533,628
Kite Realty Group Trust REIT	134,290	605,648
Mack-Cali Realty Corp REIT	370,115	9,878,369
Omega Healthcare Investors Inc REIT	156,920	3,036,402
Parkway Properties Inc REIT	2,390	23,565
Plum Creek Timber Co Inc REIT	19,713	720,707
ProLogis Inc REIT	471,540	13,481,329
PS Business Parks Inc REIT	73,477	4,072,830
Public Storage REIT	210,427	28,294,014
Regency Centers Corp REIT	680,449	25,598,491
Retail Opportunity Investments Corp REIT	497,111	5,885,794
Senior Housing Properties Trust REIT	546,897	12,272,369
Simon Property Group Inc REIT	639,867	82,504,451
SL Green Realty Corp REIT	9,470	631,081
Sovran Self Storage Inc REIT	83,457	3,561,110
STAG Industrial Inc REIT	99,040	1,135,989
Starwood Property Trust Inc REIT	309,100	5,721,441
Vornado Realty Trust REIT	441,614	33,942,452
Winthrop Realty Trust REIT	208,360	2,119,021

		555,547,106

Health Care - 1.4%

Assisted Living Concepts Inc ‘A’	444,138	6,613,215
Capital Senior Living Corp *	219,920	1,746,165

		8,359,380

Total Common Stocks
(Cost $452,944,242)		586,461,116

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.1%

Repurchase Agreement - 1.1%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $6,823,788; collateralized by Fannie Mae: 0.750% due 09/08/14 and value $6,963,694)	$6,823,781	6,823,781

Total Short-Term Investment
(Cost $6,823,781)		6,823,781

TOTAL INVESTMENTS - 99.9%
(Cost $459,768,023)		593,284,897

OTHER ASSETS & LIABILITIES, NET - 0.1%		429,131

NET ASSETS - 100.0%		$593,714,028

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified by property sector as a percentage of net assets as follows:

Retail	26.2%
Specialized	23.6%
Residential	19.1%
Office	8.3%
Diversified	7.4%
Real Estate Operating Companies	4.5%
Hotels, Resorts & Cruise Lines	3.8%
Industrial	3.3%
Health Care Facilities	1.4%
Mortgage	1.2%

98.8%
Short-Term Investment	1.1%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$586,461,116	$586,461,116	$-	$-
	Short-Term Investment	6,823,781	-	6,823,781	-

	Total	$593,284,897	$586,461,116	$6,823,781	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 98.9%

Consumer Discretionary - 1.2%

The Walt Disney Co	14,400	$540,000
Virgin Media Inc	16,600	354,908

		894,908

Health Care - 1.6%

Life Technologies Corp *	8,100	315,171
Sirona Dental Systems Inc *	8,600	378,744
Stryker Corp	8,800	437,448

		1,131,363

Industrials - 0.7%

Nidec Corp (Japan)	5,800	503,418

Information Technology - 95.4%

Advanced Micro Devices Inc *	695,369	3,754,993
Akamai Technologies Inc *	2,800	90,384
Amdocs Ltd * (United Kingdom)	109,430	3,122,038
Apple Inc *	11,000	4,455,000
ASML Holding NV (Netherlands)	2,100	88,009
ASML Holding NV ‘NY’ (Netherlands)	31,400	1,312,206
Avnet Inc *	47,300	1,470,557
BMC Software Inc *	100,849	3,305,830
Broadcom Corp ‘A’ *	24,600	722,256
Check Point Software Technologies Ltd * (Israel)	26,900	1,413,326
Cisco Systems Inc	22,000	397,760
Citrix Systems Inc *	4,000	242,880
Dell Inc *	105,500	1,543,465
eBay Inc *	11,600	351,828
Electronics for Imaging Inc *	93,500	1,332,375
EMC Corp *	90,700	1,953,678
Hewlett-Packard Co	21,600	556,416
Jabil Circuit Inc	27,700	544,582
JDA Software Group Inc *	50,000	1,619,500
Juniper Networks Inc *	17,500	357,175
KLA-Tencor Corp	53,100	2,562,075
Marvell Technology Group Ltd * (Bermuda)	36,928	511,453
Microsemi Corp *	51,800	867,650
Microsoft Corp	121,900	3,164,524
NetApp Inc *	89,300	3,238,911
Novellus Systems Inc *	65,400	2,700,366
Nuance Communications Inc *	98,600	2,480,776
Oracle Corp	92,100	2,362,365
Parametric Technology Corp *	116,800	2,132,768
QUALCOMM Inc	61,029	3,338,286
Quest Software Inc *	12,700	236,220
Red Hat Inc *	4,700	194,063
SAP AG ADR (Germany)	6,500	344,175
Seagate Technology PLC (Ireland)	52,100	854,440
Spansion Inc ‘A’ *	32,825	271,791
Symantec Corp *	235,700	3,688,705
Synopsys Inc *	213,082	5,795,830
Teradyne Inc *	22,800	310,764
VeriFone Systems Inc *	28,800	1,022,976
Visa Inc ‘A’	13,300	1,350,349
VMware Inc ‘A’ *	1,800	149,742
Western Digital Corp *	37,900	1,173,005
Xerox Corp	208,500	1,659,660

		69,045,152

Total Common Stocks
(Cost $70,096,039)		71,574,841

TOTAL INVESTMENTS - 98.9%
(Cost $70,096,039)		71,574,841

OTHER ASSETS & LIABILITIES, NET - 1.1%		832,574

NET ASSETS - 100.0%		$72,407,415

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified by technology sector as a percentage of net assets as follows:

Systems Software	19.7%
Application Software	17.8%
Computer Storage & Peripherals	11.8%
Semiconductor Equipment	9.6%
Computer Hardware	9.1%
Semiconductors	8.5%
Communications Equipment	5.7%
IT Consulting & Other Services	4.3%
Data Processing & Outsourced Services	3.3%
Office Electronics	2.3%
Technology Distributors	2.0%
Health Care Equipment	1.1%
Other (each less than 1.0%)	3.7%

98.9%
Other Assets & Liabilities, Net	1.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$894,908	$894,908	$-	$-
	Health Care	1,131,363	1,131,363	-	-
	Industrials	503,418	-	503,418	-
	Information Technology	69,045,152	68,957,143	88,009	-

		71,574,841	70,983,414	591,427	-

	Total	$71,574,841	$70,983,414	$591,427	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
RIGHTS - 0.0%

Brazil - 0.0%

Kroton Educacional SA Exp. 01/23/12 *	152,084	$43,214

Total Rights
(Cost $0)		43,214

PREFERRED STOCKS - 7.6%

Brazil - 6.6%

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	548,040	19,965,097
Cia de Bebidas das Americas ADR	589,250	21,266,033
Lojas Americanas SA	2,280,732	17,485,306
Petroleo Brasileiro SA ADR	742,300	17,436,627
Vale SA ADR	763,130	15,720,478

		91,873,541

Colombia - 1.0%

Banco Davivienda SA	580,056	6,241,923
BanColombia SA ADR	131,970	7,860,133

		14,102,056

Total Preferred Stocks
(Cost $89,845,592)		105,975,597

COMMON STOCKS - 90.6%

Bermuda - 0.9%

Credicorp Ltd	75,093	8,220,431
Dairy Farm International Holdings Ltd	542,100	5,062,339

		13,282,770

Brazil - 6.1%

B2W Cia Global do Varejo	1,048,458	5,058,905
BM&FBOVESPA SA	5,135,943	26,984,180
Diagnosticos da America SA	638,040	5,302,034
Embraer SA ADR	603,303	15,215,302
Estacio Participacoes SA	754,100	7,273,158
Kroton Educacional SA *	377,200	3,718,916
Lojas Americanas SA	7,140	49,227
Multiplan Empreendimentos Imobiliarios SA	369,700	7,585,267
Natura Cosmeticos SA	754,450	14,666,322

		85,853,311

Cayman - 8.4%

Ambow Education Holding Ltd ADR *	158,400	1,116,720
Baidu Inc ADR *	199,630	23,250,906
Ctrip.com International Ltd ADR *	779,760	18,246,384
Eurasia Drilling Co Ltd GDR ~	146,100	3,433,350
Eurasia Drilling Co Ltd GDR (LI) ~	211,590	4,963,246
Eurasia Drilling Co Ltd GDR (OTC) ~ Δ	12,200	286,174
Home Inns & Hotels Management Inc ADR *	216,860	5,594,988
Li Ning Co Ltd	4,663,000	3,702,267
Tencent Holdings Ltd	1,068,800	21,509,789
Tingyi Holding Corp	6,482,000	19,720,419
Want Want China Holdings Ltd	15,032,000	15,038,420

		116,862,663

Chile - 0.6%

Banco Santander Chile SA	66,250,912	4,782,308
Cencosud SA	731,207	4,208,487

		8,990,795

China - 1.5%

China Shenhua Energy Co Ltd ‘H’	3,826,500	16,603,514
Shanghai Zhenhua Heavy Industries Co Ltd ‘B’ *	3,341,859	1,464,379
Wumart Stores Inc ‘H’	1,453,000	3,033,892

		21,101,785

Colombia - 1.4%

Almacenes Exito SA	715,548	9,397,912
Almacenes Exito SA GDR ~	766,922	10,072,677

		19,470,589

Denmark - 2.1%

Carlsberg AS ‘B’	406,451	28,706,426

Egypt - 0.7%

Commercial International Bank SAE	1,415,366	4,433,425
Eastern Co SAE	138,798	2,134,646
Egyptian Financial Group-Hermes Holding *	1,575,112	2,611,801
Medinet Nasr Housing *	82,811	150,634

		9,330,506

France - 1.5%

Casino Guichard-Perrachon SA	76,240	6,406,744
CFAO SA	269,076	9,098,516
Vallourec SA	81,880	5,292,149

		20,797,409

Hong Kong - 4.2%

AIA Group Ltd	4,837,200	15,076,701
CNOOC Ltd	7,403,000	12,988,690
Hang Lung Group Ltd	1,328,000	7,227,169
Hang Lung Properties Ltd	3,487,000	9,913,798
Hong Kong Exchanges & Clearing Ltd	841,900	13,546,687
Sun Art Retail Group Ltd *	134,000	167,617

		58,920,662

India - 13.9%

Asian Paints Ltd	122,758	5,969,035
Cipla Ltd	893,209	5,367,523
Colgate-Palmolive India Ltd	511,117	9,528,984
Dabur India Ltd	2,147,430	4,035,337
HDFC Bank Ltd ADR	660,940	17,369,503
Hindustan Unilever Ltd	1,817,576	13,903,789
Housing Development Finance Corp Ltd	1,993,788	24,353,845
ICICI Bank Ltd ADR	493,810	13,051,398
Infosys Ltd	1,080,618	56,097,884
Marico Ltd	2,152,044	5,916,290
Sun Pharmaceutical Industries Ltd	1,008,961	9,426,361
Tata Consultancy Services Ltd	760,505	16,531,942
TV18 Broadcast Ltd *	897,551	453,665
Zee Entertainment Enterprises Ltd	5,272,643	11,719,767
Zee Learn Ltd *	577,028	129,820

		193,855,143

Indonesia - 2.0%

P.T. Astra International Tbk	1,810,770	14,773,302
P.T. Bank Central Asia Tbk	1,581,900	1,395,346
P.T. Kalbe Farma Tbk	6,461,000	2,424,356
P.T. Unilever Indonesia Tbk	4,343,500	9,005,043

		27,598,047

Italy - 0.6%

Prada SPA *	1,709,900	7,691,497

Kenya - 0.1%

East African Breweries Ltd	688,554	1,416,009

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Luxembourg - 1.3%

Tenaris SA ADR	494,080	$18,369,894

Malaysia - 0.2%

Genting Bhd	944,800	3,273,086

Mexico - 10.9%

America Movil SAB de CV ‘L’ ADR	2,442,320	55,196,432
Fomento Economico Mexicano SAB de CV	3,779,450	26,414,739
Fomento Economico Mexicano SAB de CV ADR	505,270	35,222,372
Grupo Financiero Inbursa SAB de CV ‘O’	3,661,137	6,737,372
Grupo Televisa SAB ADR	689,240	14,515,394
Wal-Mart de Mexico SAB de CV ‘V’	5,327,578	14,622,044

		152,708,353

Netherlands - 0.6%

Yandex NV ‘A’ *	440,950	8,686,715

Nigeria - 0.4%

Nigerian Breweries PLC	9,232,524	5,370,564

Philippines - 3.8%

Jollibee Foods Corp	3,873,938	8,007,468
Philippine Long Distance Telephone Co	168,460	9,797,899
SM Investments Corp	754,910	10,069,748
SM Prime Holdings Inc	85,025,320	25,796,125

		53,671,240

Russia - 5.1%

Magnit OJSC (MICEX) *	84,756	7,255,829
Magnit OJSC (RTS)	242,811	20,981,693
Magnit OJSC GDR (LI) ~	329,130	6,958,541
NovaTek OAO GDR (LI) ~	212,800	26,560,101
NovaTek OAO GDR (OTC) ~ Δ	75,666	9,444,063

		71,200,227

South Africa - 4.5%

Anglo American Platinum Ltd	205,890	13,552,990
Impala Platinum Holdings Ltd	935,331	19,368,627
MTN Group Ltd	1,266,701	22,497,494
Standard Bank Group Ltd	593,439	7,244,017

		62,663,128

South Korea - 5.7%

E-Mart Co Ltd *	90,588	21,951,743
MegaStudy Co Ltd *	34,777	3,322,796
NHN Corp *	254,986	46,712,085
Shinsegae Co Ltd	37,568	7,990,561

		79,977,185

Taiwan - 4.6%

Epistar Corp	5,846,500	12,406,383
HTC Corp	1,518,458	24,857,173
Synnex Technology International Corp	4,975,838	12,000,139
Taiwan Semiconductor Manufacturing Co Ltd	6,060,376	15,155,677

		64,419,372

Thailand - 0.7%

Siam Commercial Bank PCL	2,541,600	9,264,152

Turkey - 2.6%

Anadolu Efes Biracilik Ve Malt Sanayii AS	184,606	2,222,685
BIM Birlesik Magazalar AS	309,550	8,581,979
Enka Insaat ve Sanayi AS	5,137,638	11,119,154
Haci Omer Sabanci Holding AS	4,818,952	13,732,635

		35,656,453

United Arab Emirates - 0.9%

DP World Ltd *	1,249,015	12,220,238

United Kingdom - 5.3%

Anglo American PLC	475,411	17,521,686
BG Group PLC	34,460	734,940
Cairn Energy PLC *	1,609,170	6,615,414
Genting Singapore PLC *	6,372,000	7,394,477
Mail.ru Group Ltd GDR (LI) * ~	43,600	1,133,600
SABMiller PLC	412,270	14,453,268
Tullow Oil PLC	1,222,896	26,581,774

		74,435,159

Total Common Stocks
(Cost $1,161,509,729)		1,265,793,378

EQUITY-LINKED STRUCTURED SECURITIES - 0.2%

Vietnam - 0.2%

UBS AG (for Vietnam Dairy Products) Exp. 02/10/12 * Δ	692,055	2,845,302

Total Equity-Linked Structured Securities
(Cost $2,150,304)		2,845,302

	Principal
	Amount

CONVERTIBLE CORPORATE BONDS & NOTES - 0.0%

Brazil - 0.0%

Lojas Americanas SA
13.150% due 09/15/17 + Δ	BRL 3,980,000	507,361

Total Convertible Corporate Bonds & Notes
(Cost $435,235)		507,361

SHORT-TERM INVESTMENT - 1.6%

Repurchase Agreement - 1.6%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $21,971,152; collateralized by Freddie Mac: 0.000% due 06/18/12 and value $22,413,788)	$21,971,128	21,971,128

Total Short-Term Investment
(Cost $21,971,128)		21,971,128

TOTAL INVESTMENTS - 100.0%
(Cost $1,275,911,988)		1,397,135,980

OTHER ASSETS & LIABILITIES, NET - 0.0%		558,244

NET ASSETS - 100.0%		$1,397,694,224

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Consumer Staples	26.3%
Information Technology	17.0%
Financials	16.9%
Consumer Discretionary	10.8%
Energy	10.3%
Telecommunication Services	6.3%
Materials	5.2%
Industrials	4.0%
Health Care	1.6%
Short-Term Investment	1.6%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2011, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

India	13.9%
Brazil	12.7%
Mexico	10.9%
Cayman	8.4%
South Korea	5.7%
United Kingdom	5.3%
Russia	5.1%
Taiwan	4.6%
South Africa	4.5%
Hong Kong	4.2%
Philippines	3.8%
Turkey	2.6%
Colombia	2.4%
Denmark	2.1%
Indonesia	2.0%
United States (Includes Short-Term Investment)	1.6%
China	1.5%
France	1.5%
Luxembourg	1.3%
Others (each less than 1.0%)	5.9%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	An investment with a total aggregate value of $507,361 or less than 0.1% of the net assets was valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(e)	As of December 31, 2011, 0.9% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Rights (1)	$43,214	$43,214	$-	$-
	Preferred Stocks (1)	105,975,597	105,975,597	-	-
	Common Stocks
	Bermuda	13,282,770	8,220,431	5,062,339	-
	Brazil	85,853,311	85,853,311	-	-
	Cayman	116,862,663	51,642,348	65,220,315	-
	Chile	8,990,795	8,990,795	-	-
	China	21,101,785	-	21,101,785	-
	Colombia	19,470,589	9,397,912	10,072,677	-
	Denmark	28,706,426	-	28,706,426	-
	Egypt	9,330,506	-	9,330,506	-
	France	20,797,409	-	20,797,409	-
	Hong Kong	58,920,662	-	58,920,662	-
	India	193,855,143	30,420,901	163,434,242	-
	Indonesia	27,598,047	-	27,598,047	-
	Italy	7,691,497	-	7,691,497	-
	Kenya	1,416,009	-	1,416,009	-
	Luxembourg	18,369,894	18,369,894	-	-
	Malaysia	3,273,086	-	3,273,086	-
	Mexico	152,708,353	152,708,353	-	-
	Netherlands	8,686,715	8,686,715	-	-
	Nigeria	5,370,564	5,370,564	-	-
	Philippines	53,671,240	-	53,671,240	-
	Russia	71,200,227	7,255,829	63,944,398	-
	South Africa	62,663,128	-	62,663,128	-
	South Korea	79,977,185	-	79,977,185	-
	Taiwan	64,419,372	-	64,419,372	-
	Thailand	9,264,152	9,264,152	-	-
	Turkey	35,656,453	-	35,656,453	-
	United Arab Emirates	12,220,238	12,220,238	-	-
	United Kingdom	74,435,159	1,133,600	73,301,559	-

		1,265,793,378	409,535,043	856,258,335	-
	Equity-Linked Structured Securities	2,845,302	-	2,845,302	-
	Convertible Corporate Bonds & Notes	507,361	-	-	507,361
	Short-Term Investment	21,971,128	-	21,971,128	-

	Total	$1,397,135,980	$515,553,854	$881,074,765	$507,361

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

Convertible
Corporate
Bonds & Notes
Value, Beginning of Year	$-
Purchases	435,448
Sales	(219)
Net Realized Gains	5
Change in Net Unrealized Appreciation	72,127
Transfers In	-
Transfers Out	-

Value, End of Year	$507,361

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$72,127

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 99.0%

Australia - 2.3%

QBE Insurance Group Ltd	2,030,173	$26,878,639
Westpac Banking Corp	1,183,786	24,162,985

		51,041,624

Austria - 0.1%

Erste Group Bank AG	77,293	1,353,736

Bermuda - 1.3%

Li & Fung Ltd	15,744,400	28,944,711

Brazil - 1.3%

BM&FBOVESPA SA	2,618,300	13,756,515
Tim Participacoes SA ADR	592,570	15,288,306

		29,044,821

Canada - 2.4%

Canadian National Railway Co (NYSE)	683,644	53,707,073

Czech Republic - 0.8%

Komercni Banka AS	100,945	17,015,514

France - 12.1%

Air Liquide SA	369,762	45,697,456
Danone SA	726,712	45,646,933
Dassault Systemes SA	147,070	11,775,843
Legrand SA	813,531	26,061,846
LVMH Moet Hennessy Louis Vuitton SA	384,874	54,224,345
Pernod-Ricard SA	422,575	39,111,869
Schneider Electric SA	847,200	44,275,360

		266,793,652

Germany - 11.1%

Bayer AG	671,240	42,914,192
Beiersdorf AG	691,023	39,189,656
Deutsche Boerse AG *	336,249	17,628,435
Linde AG	555,025	82,568,218
Merck KGaA	260,338	25,953,751
SAP AG	660,191	34,906,478

		243,160,730

Hong Kong - 2.4%

AIA Group Ltd	6,211,600	19,360,464
China Unicom Ltd	10,374,000	21,950,096
CNOOC Ltd	6,485,000	11,378,043

		52,688,603

India - 1.8%

ICICI Bank Ltd ADR	951,831	25,156,893
Infosys Ltd ADR	285,581	14,673,152

		39,830,045

Japan - 12.8%

Canon Inc	989,300	43,775,418
Denso Corp	1,052,300	29,016,849
FANUC Corp	182,800	27,940,948
Honda Motor Co Ltd	812,300	24,736,388
HOYA Corp	1,142,700	24,580,108
INPEX Corp	6,589	41,435,448
Lawson Inc	647,000	40,376,040
Shin-Etsu Chemical Co Ltd	988,600	48,619,435

		280,480,634

Netherlands - 7.7%

Akzo Nobel NV	712,256	34,270,168
Heineken NV	1,358,528	62,717,033
ING Groep NV CVA *	5,048,004	35,973,242
Randstad Holding NV	839,286	24,706,165
Wolters Kluwer NV	613,475	10,562,480

		168,229,088

Singapore - 0.8%

Keppel Corp Ltd	916,200	6,549,592
Singapore Telecommunications Ltd	4,056,680	9,668,819
Singapore Telecommunications Ltd Board Lot 10	159,000	378,989

		16,597,400

South Africa - 0.9%

MTN Group Ltd	1,112,500	19,758,777

South Korea - 2.1%

Samsung Electronics Co Ltd	49,804	45,746,261

Spain - 2.7%

Amadeus IT Holding SA ‘A’	1,593,772	25,746,557
Banco Santander SA	3,116,862	23,548,963
Red Electrica Corp SA	247,003	10,539,255

		59,834,775

Sweden - 1.0%

Hennes & Mauritz AB ‘B’	555,140	17,812,588
Svenska Cellulosa AB ‘B’	219,968	3,256,283

		21,068,871

Switzerland - 11.9%

Cie Financiere Richemont SA ‘A’	285,418	14,371,555
Givaudan SA *	21,879	20,766,030
Julius Baer Group Ltd *	1,154,075	44,884,269
Nestle SA	1,242,626	71,342,655
Roche Holding AG (XVTX)	299,081	50,579,857
Sonova Holding AG *	142,507	14,902,998
Swiss Re AG *	281,401	14,331,366
UBS AG (XVTX) *	2,524,409	29,985,674

		261,164,404

Taiwan - 2.7%

Hon Hai Precision Industry Co Ltd	6,526,700	17,836,205
HTC Corp	523,650	8,572,156
Taiwan Semiconductor Manufacturing Co Ltd ADR	2,619,718	33,820,560

		60,228,921

United Kingdom - 20.3%

Barclays PLC	3,589,781	9,724,612
BG Group PLC	884,631	18,866,809
Burberry Group PLC	757,184	13,856,656
Compass Group PLC	3,955,100	37,448,544
Diageo PLC	2,526,834	55,137,859
Hays PLC	7,790,393	7,718,722
HSBC Holdings PLC (LI)	8,126,806	61,692,342
Reckitt Benckiser Group PLC	585,455	28,850,246
Rio Tinto PLC	598,080	28,943,776
Royal Dutch Shell PLC ‘A’ (LI)	1,291,974	47,496,376
Smiths Group PLC	1,392,195	19,692,473
Standard Chartered PLC	1,826,394	39,765,188
Tesco PLC	6,322,310	39,578,064
WPP PLC	3,488,106	36,427,286

		445,198,953

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
United States - 0.5%

Synthes Inc ~	65,882	$11,028,009

Total Common Stocks
(Cost $2,171,123,026)		2,172,916,602

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $15,161,013; collateralized by U.S. Treasury Notes: 0.625% due 07/15/14 and value $15,466,697)	$15,160,997	15,160,997

Total Short-Term Investment
(Cost $15,160,997)		15,160,997

TOTAL INVESTMENTS - 99.7%
(Cost $2,186,284,023)		2,188,077,599

OTHER ASSETS & LIABILITIES, NET - 0.3%		6,700,610

NET ASSETS - 100.0%		$2,194,778,209

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Consumer Staples	19.2%
Financials	18.5%
Consumer Discretionary	12.2%
Materials	12.0%
Information Technology	11.9%
Industrials	9.6%
Health Care	6.6%
Energy	5.4%
Telecommunication Services	3.1%
Short-Term Investment	0.7%
Utilities	0.5%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of December 31, 2011, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	20.3%
Japan	12.8%
France	12.1%
Switzerland	11.9%
Germany	11.1%
Netherlands	7.7%
Taiwan	2.7%
Spain	2.7%
Canada	2.4%
Hong Kong	2.4%
Australia	2.3%
South Korea	2.1%
India	1.8%
Brazil	1.3%
Bermuda	1.3%
United States (Includes Short-Term Investment)	1.2%
Sweden	1.0%
Others (each less than 1.0%)	2.6%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Australia	$51,041,624	$-	$51,041,624	$-
	Austria	1,353,736	-	1,353,736	-
	Bermuda	28,944,711	-	28,944,711	-
	Brazil	29,044,821	29,044,821	-	-
	Canada	53,707,073	53,707,073	-	-
	Czech Republic	17,015,514	-	17,015,514	-
	France	266,793,652	-	266,793,652	-
	Germany	243,160,730	-	243,160,730	-
	Hong Kong	52,688,603	-	52,688,603	-
	India	39,830,045	39,830,045	-	-
	Japan	280,480,634	-	280,480,634	-
	Netherlands	168,229,088	-	168,229,088	-
	Singapore	16,597,400	-	16,597,400	-
	South Africa	19,758,777	-	19,758,777	-
	South Korea	45,746,261	-	45,746,261	-
	Spain	59,834,775	-	59,834,775	-
	Sweden	21,068,871	-	21,068,871	-
	Switzerland	261,164,404	-	261,164,404	-
	Taiwan	60,228,921	33,820,560	26,408,361	-
	United Kingdom	445,198,953	-	445,198,953	-
	United States	11,028,009	-	11,028,009	-

		2,172,916,602	156,402,499	2,016,514,103	-
	Short-Term Investment	15,160,997	-	15,160,997	-

	Total	$2,188,077,599	$156,402,499	$2,031,675,100	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Summary Schedule of Investments
December 31, 2011

	Shares	Value
PREFERRED STOCKS - 0.5%

Germany - 0.5%

Other securities		$5,443,011

Total Preferred Stocks
(Cost $6,680,178)		5,443,011

COMMON STOCKS - 97.7%

Australia - 8.0%

Beach Energy Ltd	3,917,891	4,939,384
GrainCorp Ltd	612,581	4,914,604
Iluka Resources Ltd	349,853	5,527,475
Investa Office Fund REIT	7,363,073	4,514,234
St. Barbara Ltd *	2,264,926	4,497,990
Other securities		62,503,852

		86,897,539

Austria - 1.0%

Andritz AG	66,055	5,472,653
Other securities		4,870,896

		10,343,549

Bermuda - 2.2%

Other securities		24,152,778

Canada - 9.7%

Keyera Corp	140,467	6,894,086
Poseidon Concepts Corp	423,918	5,180,642
Russel Metals Inc	230,800	5,079,299
TELUS Corp	102,000	5,771,072
Other securities		82,116,968

		105,042,067

Cayman - 0.7%

Hutchison Telecommunications Hong Kong Holdings Ltd Δ	12,020,000	4,631,219
Other securities		2,876,180

		7,507,399

Cyprus - 0.2%

Other security		1,904,891

Denmark - 1.1%

H Lundbeck AS	293,100	5,500,934
Other securities		6,811,014

		12,311,948

Finland - 0.8%

Orion OYJ ‘B’	286,806	5,580,553
Other security		2,809,822

		8,390,375

France - 6.2%

Arkema SA	71,000	5,015,859
Neopost SA	79,259	5,324,831
SCOR SE	200,855	4,679,986
Societe BIC SA	73,355	6,494,697
Zodiac Aerospace	72,931	6,154,502
Other securities		39,522,072

		67,191,947

Germany - 5.4%

Duerr AG	129,865	5,714,241
Hannover Rueckversicherung AG	113,372	5,623,343
Other securities		47,222,835

		58,560,419

Hong Kong - 1.0%

Other securities		10,556,298

Ireland - 1.1%

Other securities		12,104,470

Italy - 2.2%

Recordati SPA	694,860	5,009,308
Other securities		18,652,272

		23,661,580

Japan - 21.7%

Aeon Credit Service Co Ltd	427,800	6,751,315
Circle K Sunkus Co Ltd	343,000	5,678,038
Dainippon Sumitomo Pharma Co Ltd	451,300	5,138,149
Idemitsu Kosan Co Ltd	44,700	4,603,365
Maeda Road Construction Co Ltd Δ	549,000	5,763,548
Nippo Corp	505,000	4,825,862
United Arrows Ltd	286,700	5,528,447
Other securities		198,196,923

		236,485,647

Luxembourg - 0.3%

Other securities		3,759,885

Multi-National - 0.0%

Other security		72,762

Netherlands - 1.8%

SBM Offshore NV	227,260	4,671,571
Other securities		14,635,941

		19,307,512

New Zealand - 0.3%

Other securities		3,737,562

Norway - 1.3%

Other securities		13,785,967

Singapore - 1.3%

Other securities		13,978,615

South Korea - 5.1%

Other securities		55,945,374

Spain - 2.5%

Distribuidora Internacional de Alimentacion SA *	1,361,490	6,145,428
Other securities		21,219,459

		27,364,887

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Sweden - 4.0%

Castellum AB	557,512	$6,892,483
Meda AB ‘A’	504,681	5,238,263
Other securities		31,710,985

		43,841,731

Switzerland - 3.0%

Baloise Holding AG	85,305	5,824,787
Geberit AG *	24,867	4,787,169
Other securities		22,362,120

		32,974,076

United Kingdom - 16.2%

Aberdeen Asset Management PLC	2,138,890	7,016,930
Beazley PLC	2,962,101	6,161,464
Bellway PLC	560,356	6,193,235
Daily Mail & General Trust PLC	743,700	4,601,356
Firstgroup PLC	963,607	5,040,616
GKN PLC	1,737,001	4,908,458
Halfords Group PLC	1,018,519	4,566,476
IG Group Holdings PLC	908,867	6,726,179
ITV PLC	5,759,962	6,073,376
Melrose PLC	875,775	4,616,345
Morgan Crucible Co PLC	1,373,464	5,581,112
Persimmon PLC	743,705	5,405,979
Rightmove PLC	258,335	4,976,937
Spectris PLC	282,367	5,631,811
WH Smith PLC	819,314	6,746,594
William Hill PLC	1,566,742	4,922,175
Other securities		87,433,611

		176,602,654

United States - 0.6%

Other securities		6,461,831

Total Common Stocks
(Cost $1,093,282,419)		1,062,943,763

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.6%

Repurchase Agreement - 1.6%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $17,579,579; collateralized by Fannie Mae: 0.000% due 06/06/12 and value $17,936,028)	$17,579,560	17,579,560

Total Short-Term Investment
(Cost $17,579,560)		17,579,560

TOTAL INVESTMENTS - 99.8%
(Cost $1,117,542,157)		1,085,966,334

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,575,563

NET ASSETS - 100.0%		$1,088,541,897

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Industrials	21.3%
Consumer Discretionary	17.9%
Financials	16.7%
Materials	10.9%
Energy	7.4%
Information Technology	7.3%
Consumer Staples	5.7%
Health Care	5.5%
Telecommunication Services	3.3%
Utilities	2.2%
Short-Term Investment	1.6%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	As of December 31, 2011, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

Japan	21.7%
United Kingdom	16.2%
Canada	9.7%
Australia	8.0%
France	6.2%
Germany	5.9%
South Korea	5.1%
Sweden	4.0%
Switzerland	3.0%
Spain	2.5%
Bermuda	2.2%
United States (Includes Short-Term Investment)	2.2%
Italy	2.2%
Netherlands	1.8%
Singapore	1.3%
Norway	1.3%
Denmark	1.1%
Ireland	1.1%
Hong Kong	1.0%
Austria	1.0%
Others (each less than 1.0%)	2.3%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2011.

(e)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(f)	As of December 31, 2011, 6.2% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2011

(g)	Forward foreign currency contracts outstanding as of December 31, 2011 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Sell	EUR	8,811,000	01/12	SSB	$95,839
Sell	GBP	6,136,000	01/12	SSB	(19,615)

Total Forward Foreign Currency Contracts					$76,224

(h)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$5,443,011	$-	$5,443,011	$-
	Common Stocks
	Australia	86,897,539	-	86,897,539	-
	Austria	10,343,549	-	10,343,549	-
	Bermuda	24,152,778	-	24,152,778	-
	Canada	105,042,067	101,728,193	3,313,874	-
	Cayman	7,507,399	-	7,507,399	-
	Cyprus	1,904,891	-	1,904,891	-
	Denmark	12,311,948	-	12,311,948	-
	Finland	8,390,375	-	8,390,375	-
	France	67,191,947	-	67,191,947	-
	Germany	58,560,419	-	58,560,419	-
	Hong Kong	10,556,298	-	10,556,298	-
	Ireland	12,104,470	-	12,104,470	-
	Italy	23,661,580	-	23,661,580	-
	Japan	236,485,647	-	236,485,647	-
	Luxembourg	3,759,885	-	3,759,885	-
	Multi-National	72,762	72,762	-	-
	Netherlands	19,307,512	-	19,307,512	-
	New Zealand	3,737,562	870,316	2,867,246	-
	Norway	13,785,967	-	13,785,967	-
	Singapore	13,978,615	-	13,978,615	-
	South Korea	55,945,374	-	55,945,374	-
	Spain	27,364,887	-	27,364,887	-
	Sweden	43,841,731	-	43,841,731	-
	Switzerland	32,974,076	-	32,974,076	-
	United Kingdom	176,602,654	-	176,602,654	-
	United States	6,461,831	6,461,831	-	-

		1,062,943,763	109,133,102	953,810,661	-
	Short-Term Investment	17,579,560	-	17,579,560	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	95,839	-	95,839	-

	Total Assets	1,086,062,173	109,133,102	976,929,071	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(19,615)	-	(19,615)	-

	Total Liabilities	(19,615)	-	(19,615)	-

	Total	$1,086,042,558	$109,133,102	$976,909,456	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
PREFERRED STOCKS - 0.9%

Germany - 0.9%

Volkswagen AG	88,395	$13,218,493

Total Preferred Stocks
(Cost $15,228,116)		13,218,493

COMMON STOCKS - 97.3%

Australia - 2.2%

Australia & New Zealand Banking Group Ltd	1,079,578	22,623,669
QBE Insurance Group Ltd	626,780	8,298,304

		30,921,973

Austria - 0.2%

Erste Group Bank AG	180,113	3,154,562

Belgium - 0.9%

Solvay SA	148,938	12,217,561

Canada - 0.8%

First Quantum Minerals Ltd	566,050	11,140,420

China - 1.1%

China Construction Bank Corp ‘H’	21,892,000	15,305,326

Finland - 1.1%

UPM-Kymmene OYJ	1,333,814	14,619,133

France - 9.7%

BNP Paribas	463,343	18,138,991
Cie de Saint-Gobain	224,649	8,609,419
GDF Suez	842,085	22,902,341
PPR SA	88,778	12,696,450
Sanofi	373,527	27,331,345
Schneider Electric SA	411,103	21,484,576
Sodexo	255,286	18,314,938
Suez Environnement Co	672,668	7,723,746

		137,201,806

Germany - 8.5%

Allianz SE	270,383	25,840,696
BASF SE	256,886	17,915,545
Bayer AG	508,965	32,539,511
Deutsche Boerse AG *	172,895	9,064,319
Deutsche Telekom AG	894,560	10,263,268
E.ON AG	1,123,297	24,146,629

		119,769,968

Hong Kong - 2.2%

CNOOC Ltd	6,761,000	11,862,290
Hutchison Whampoa Ltd	2,339,000	19,569,731

		31,432,021

Israel - 0.8%

Teva Pharmaceutical Industries Ltd ADR	291,142	11,750,491

Italy - 1.4%

Snam Rete Gas SPA	4,453,052	19,572,812

Japan - 21.4%

Amada Co Ltd	1,203,000	7,607,989
Asahi Group Holdings Ltd	564,100	12,394,639
Bridgestone Corp	556,800	12,603,540
Canon Inc	423,700	18,748,251
East Japan Railway Co	171,400	10,906,406
Fujitsu Ltd	4,367,000	22,659,357
Honda Motor Co Ltd	609,100	18,548,485
Japan Tobacco Inc	4,671	21,955,276
JX Holdings Inc	3,080,800	18,585,058
KDDI Corp	2,439	15,700,894
Marubeni Corp	1,963,000	11,938,484
Mitsubishi Electric Corp	1,318,000	12,601,787
Mitsui & Co Ltd	536,600	8,329,721
Nippon Telegraph & Telephone Corp	459,600	23,341,452
Nissan Motor Co Ltd	2,824,500	25,351,457
Sumitomo Corp	1,977,700	26,725,400
Sumitomo Mitsui Financial Group Inc	1,211,300	33,699,777

		301,697,973

Netherlands - 3.9%

European Aeronautic Defence & Space Co NV	615,955	19,163,107
ING Groep NV CVA *	1,446,274	10,306,482
Koninklijke KPN NV	572,889	6,839,699
Unilever NV CVA	555,660	19,082,198

		55,391,486

New Zealand - 0.7%

Chorus Ltd *	1	1
Telecom Corp of New Zealand Ltd	6,263,598	10,023,040

		10,023,041

Norway - 0.7%

DnB ASA	1,035,311	10,116,173

South Africa - 0.7%

African Bank Investments Ltd	2,315,448	9,815,477

South Korea - 2.5%

KT Corp ADR	639,792	10,006,347
Samsung Electronics Co Ltd	27,708	25,450,514

		35,456,861

Spain - 3.0%

Banco Bilbao Vizcaya Argentaria SA	1,981,778	17,032,847
Repsol YPF SA	839,016	25,632,237

		42,665,084

Sweden - 2.9%

Nordea Bank AB	2,480,260	19,147,383
Telefonaktiebolaget LM Ericsson ‘B’	2,058,721	20,912,205

		40,059,588

Switzerland - 4.3%

Credit Suisse Group AG *	330,999	7,766,570
Holcim Ltd *	243,242	12,995,167
Roche Holding AG (XVTX)	132,931	22,480,970
Swiss Re AG *	339,275	17,278,809

		60,521,516

Taiwan - 0.8%

Hon Hai Precision Industry Co Ltd	4,262,500	11,648,586

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

United Kingdom - 27.5%

Barclays PLC	4,851,709	$13,143,139
BP PLC	4,234,242	30,195,452
British American Tobacco PLC	532,727	25,259,552
BT Group PLC	3,200,260	9,450,591
Cairn Energy PLC *	2,145,769	8,821,411
Centrica PLC	4,078,454	18,304,516
Experian PLC	687,426	9,334,447
GlaxoSmithKline PLC	1,390,253	31,701,413
HSBC Holdings PLC (LI)	4,056,641	30,794,839
InterContinental Hotels Group PLC	761,023	13,611,934
International Power PLC	2,875,743	15,044,676
Lloyds Banking Group PLC *	10,168,700	4,061,495
Petropavlovsk PLC	413,149	3,925,040
Prudential PLC	2,753,297	27,129,593
Royal Dutch Shell PLC ‘A’ (LI)	2,180,700	80,168,291
Standard Chartered PLC	498,478	10,853,119
Tullow Oil PLC	189,718	4,123,851
Vodafone Group PLC	18,761,910	52,089,821

		388,013,180

Total Common Stocks
(Cost $1,527,213,863)		1,372,495,038

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $21,199,210; collateralized by U.S. Treasury Notes: 0.625% due 07/15/14 and value $21,627,119)	$21,199,187	21,199,187

Total Short-Term Investment
(Cost $21,199,187)		21,199,187

TOTAL INVESTMENTS - 99.7%
(Cost $1,563,641,166)		1,406,912,718

OTHER ASSETS & LIABILITIES, NET - 0.3%		3,642,581

NET ASSETS - 100.0%		$1,410,555,299

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Financials	22.2%
Energy	12.7%
Industrials	11.1%
Telecommunication Services	9.8%
Health Care	8.9%
Consumer Discretionary	8.1%
Utilities	7.6%
Information Technology	7.0%
Consumer Staples	5.6%
Materials	5.2%
Short-Term Investment	1.5%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of December 31, 2011, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	27.5%
Japan	21.4%
France	9.7%
Germany	9.4%
Switzerland	4.3%
Netherlands	3.9%
Spain	3.0%
Sweden	2.9%
South Korea	2.5%
Hong Kong	2.2%
Australia	2.2%
United States (Includes Short-Term Investment)	1.5%
Italy	1.4%
China	1.1%
Finland	1.1%
Others (each less than 1.0%)	5.6%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	As of December 31, 2011, $1,042,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(e)	Open futures contracts outstanding as of December 31, 2011 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
EURO Stoxx 50 Index (03/12)	184	EUR 4,256,159	($12,217)
FTSE 100 Index (03/12)	57	GBP 3,082,061	114,082
TOPIX Index (03/12)	38	JPY 282,446,400	(75,437)

Total Futures Contracts			$26,428

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(f)	Forward foreign currency contracts outstanding as of December 31, 2011 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Buy	AUD	110,176,012	02/12	CIT	($3,902,836)
Buy	AUD	9,173,491	02/12	CSF	(479,995)
Sell	AUD	13,885,477	02/12	BRC	32,459
Sell	AUD	3,478,247	02/12	CSF	(40,146)
Sell	AUD	3,903,953	02/12	HSB	(159,755)
Sell	AUD	4,112,897	02/12	WBC	(229,242)
Sell	CAD	5,016,938	02/12	BRC	119,315
Sell	CAD	3,998,944	02/12	WBC	89,195
Buy	CHF	52,175,455	02/12	BRC	(4,971,495)
Buy	CHF	5,445,448	02/12	RBC	(526,868)
Buy	EUR	10,480,049	02/12	BRC	(809,554)
Buy	EUR	15,529,873	02/12	CIT	(1,125,500)
Buy	EUR	15,702,702	02/12	CSF	(863,156)
Buy	EUR	2,107,682	02/12	RBC	(14,361)
Buy	EUR	16,509,794	02/12	SSB	(1,354,838)
Buy	EUR	13,719,421	02/12	WBC	(859,041)
Sell	EUR	2,956,634	02/12	BRC	363,953
Sell	EUR	11,000,000	02/12	CIT	260,482
Sell	EUR	14,091,667	02/12	CSF	1,334,682
Sell	EUR	5,535,413	02/12	RBC	563,555
Sell	EUR	72,824,492	02/12	SSB	8,751,189
Sell	EUR	4,699,048	02/12	WBC	284,952
Buy	GBP	1,770,020	02/12	CIT	(1,812)
Buy	GBP	3,162,038	02/12	CSF	(141,738)
Buy	GBP	2,135,960	02/12	SSB	(117,862)
Buy	GBP	3,446,020	02/12	WBC	8,164
Buy	GBP	4,492,579	02/12	WBC	(220,607)
Sell	GBP	4,650,575	02/12	BRC	77,000
Sell	GBP	6,299,102	02/12	CIT	231,257
Sell	GBP	6,196,724	02/12	CSF	62,527
Sell	GBP	1,000,000	02/12	CSF	(6,375)
Sell	GBP	48,360,846	02/12	SSB	2,732,388
Sell	GBP	8,648,213	02/12	WBC	35,598
Buy	HKD	70,491,512	02/12	CSF	8,577
Buy	HKD	106,473,347	02/12	SSB	(11,687)
Buy	HKD	55,574,183	02/12	WBC	4,462
Sell	HKD	91,988,587	02/12	WBC	(4,834)
Buy	JPY	983,829,542	02/12	SSB	(214,375)
Sell	JPY	1,121,872,349	02/12	BRC	(205,758)
Sell	JPY	432,000,000	02/12	CIT	(53,415)
Sell	JPY	688,843,052	02/12	CSF	115,024
Sell	JPY	470,000,000	02/12	RBS	(76,620)
Sell	JPY	556,925,560	02/12	WBC	(87,094)
Buy	NOK	31,359,963	02/12	CSF	(162,473)
Sell	NOK	14,062,131	02/12	WBC	228,309
Sell	NZD	3,627,049	02/12	RBC	(74,987)
Sell	NZD	5,424,281	02/12	SSB	36,010
Buy	SEK	30,438,415	02/12	WBC	(342,762)
Buy	SGD	9,175,043	02/12	CSF	(82,291)
Buy	SGD	11,854,014	02/12	SSB	(98,547)
Buy	SGD	10,294,401	02/12	WBC	(352,824)

Total Forward Foreign Currency Contracts					($2,253,750)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$13,218,493	$-	$13,218,493	$-
	Common Stocks
	Australia	30,921,973	-	30,921,973	-
	Austria	3,154,562	-	3,154,562	-
	Belgium	12,217,561	-	12,217,561	-
	Canada	11,140,420	11,140,420	-	-
	China	15,305,326	-	15,305,326	-
	Finland	14,619,133	-	14,619,133	-
	France	137,201,806	-	137,201,806	-
	Germany	119,769,968	-	119,769,968	-
	Hong Kong	31,432,021	-	31,432,021	-
	Israel	11,750,491	11,750,491	-	-
	Italy	19,572,812	-	19,572,812	-
	Japan	301,697,973	-	301,697,973	-
	Netherlands	55,391,486	-	55,391,486	-
	New Zealand	10,023,041	1	10,023,040	-
	Norway	10,116,173	-	10,116,173	-
	South Africa	9,815,477	-	9,815,477	-
	South Korea	35,456,861	10,006,347	25,450,514	-
	Spain	42,665,084	-	42,665,084	-
	Sweden	40,059,588	-	40,059,588	-
	Switzerland	60,521,516	-	60,521,516	-
	Taiwan	11,648,586	-	11,648,586	-
	United Kingdom	388,013,180	-	388,013,180	-

		1,372,495,038	32,897,259	1,339,597,779	-
	Short-Term Investment	21,199,187	-	21,199,187	-
	Derivatives:
	Equity Contracts
	Futures	114,082	114,082	-	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	15,339,098	-	15,339,098	-

	Total Assets - Derivatives	15,453,180	114,082	15,339,098	-

	Total Assets	1,422,365,898	33,011,341	1,389,354,557	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(87,654)	(87,654)	-	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(17,592,848)	-	(17,592,848)	-

	Total Liabilities - Derivatives	(17,680,502)	(87,654)	(17,592,848)	-

	Total Liabilities	(17,680,502)	(87,654)	(17,592,848)	-

	Total	$1,404,685,396	$32,923,687	$1,371,761,709	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
AMERICAN FUNDS® ASSET ALLOCATION PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Asset Allocation Fund - Class 1	17,209,838	$278,283,077

TOTAL INVESTMENTS - 100.0%
(Cost $256,890,343)		278,283,077

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(123,614)

NET ASSETS - 100.0%		$278,159,463

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Mutual Fund	$278,283,077	$278,283,077	$-	$-

American Funds Asset Allocation Portfolio (a “Feeder Portfolio”) invests substantially all of its assets in Class 1 shares of the Asset Allocation Fund of the American Funds Insurance Series (a “Master Fund”) (See Note 1 in Notes to Financial Statements). The Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolio’s financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio ‘P’	6,513,411	$71,128,385
PD High Yield Bond Market Portfolio ‘P’	732,798	8,030,403
PD Large-Cap Growth Index Portfolio ‘P’	1,095,330	15,303,460
PD Large-Cap Value Index Portfolio ‘P’	1,346,897	18,481,779
PD Small-Cap Growth Index Portfolio ‘P’	193,507	2,657,343
PD Small-Cap Value Index Portfolio ‘P’	322,081	4,066,732
PD International Large-Cap Portfolio ‘P’	1,148,767	13,578,082
PD Emerging Markets Portfolio ‘P’	96,342	1,283,468

Total Affiliated Mutual Funds (Cost $136,247,599)		134,529,652

TOTAL INVESTMENTS - 100.0%
(Cost $136,247,599)		134,529,652

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(38,154)

NET ASSETS - 100.0%		$134,491,498

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	58.8%
Affiliated Equity Funds	41.2%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

PACIFIC SELECT FUND
PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio ‘P’	9,251,518	$101,029,332
PD High Yield Bond Market Portfolio ‘P’	1,330,350	14,578,711
PD Large-Cap Growth Index Portfolio ‘P’	3,375,573	47,162,002
PD Large-Cap Value Index Portfolio ‘P’	4,169,660	57,215,013
PD Small-Cap Growth Index Portfolio ‘P’	578,239	7,940,681
PD Small-Cap Value Index Portfolio ‘P’	874,607	11,043,151
PD International Large-Cap Portfolio ‘P’	3,648,294	43,121,746
PD Emerging Markets Portfolio ‘P’	552,822	7,364,710

Total Affiliated Mutual Funds (Cost $290,775,277)		289,455,346

TOTAL INVESTMENTS - 100.0%
(Cost $290,775,277)		289,455,346

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(68,665)

NET ASSETS - 100.0%		$289,386,681

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	60.1%
Affiliated Fixed Income Funds	39.9%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Pacific Dynamix - Conservative Growth Portfolio
Assets	Affiliated Mutual Funds	$134,529,652	$134,529,652	$-	$-

Pacific Dynamix - Moderate Growth Portfolio
Assets	Affiliated Mutual Funds	$289,455,346	$289,455,346	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
PACIFIC DYNAMIX - GROWTH PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio ‘P’	3,493,216	$38,146,962
PD Large-Cap Growth Index Portfolio ‘P’	2,695,404	37,658,985
PD Large-Cap Value Index Portfolio ‘P’	3,226,034	44,266,817
PD Small-Cap Growth Index Portfolio ‘P’	794,644	10,912,458
PD Small-Cap Value Index Portfolio ‘P’	1,051,463	13,276,199
PD International Large-Cap Portfolio ‘P’	3,006,038	35,530,473
PD Emerging Markets Portfolio ‘P’	684,945	9,124,860

Total Affiliated Mutual Funds (Cost $190,541,825)		188,916,754

TOTAL INVESTMENTS - 100.0%
(Cost $190,541,825)		188,916,754

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(41,627)

NET ASSETS - 100.0%		$188,875,127

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	79.8%
Affiliated Fixed Income Fund	20.2%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

PACIFIC SELECT FUND
PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’	54,924,833	$573,655,993
Floating Rate Loan Portfolio ‘P’	38,085,491	283,651,713
High Yield Bond Portfolio ‘P’	34,262,959	217,183,953
Inflation Managed Portfolio ‘P’	27,252,501	356,704,694
Inflation Protected Portfolio ‘P’	23,809,926	248,642,056
Managed Bond Portfolio ‘P’	62,965,070	754,067,101
Short Duration Bond Portfolio ‘P’	40,940,581	387,021,749
Comstock Portfolio ‘P’	12,549,650	105,258,611
Equity Index Portfolio ‘P’	2,524,570	70,092,158
Large-Cap Growth Portfolio ‘P’ *	11,425,482	68,501,214
Large-Cap Value Portfolio ‘P’	12,048,076	141,427,719
Long/Short Large-Cap Portfolio ‘P’	7,738,095	69,704,939
Mid-Cap Equity Portfolio ‘P’	7,428,550	103,306,701
International Large-Cap Portfolio ‘P’	17,468,593	103,844,286
International Value Portfolio ‘P’	7,329,398	69,303,323

Total Affiliated Mutual Funds (Cost $3,558,751,111)		3,552,366,210

TOTAL INVESTMENTS - 100.0%
(Cost $3,558,751,111)		3,552,366,210

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(262,294)

NET ASSETS - 100.0%		$3,552,103,916

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	79.4%
Affiliated Equity Funds	20.6%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Pacific Dynamix - Growth Portfolio
Assets	Affiliated Mutual Funds	$188,916,754	$188,916,754	$-	$-

Portfolio Optimization Conservative Portfolio
Assets	Affiliated Mutual Funds	$3,552,366,210	$3,552,366,210	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’	47,202,950	$493,005,685
Floating Rate Loan Portfolio ‘P’	32,923,603	245,207,193
High Yield Bond Portfolio ‘P’	32,541,394	206,271,405
Inflation Managed Portfolio ‘P’	25,148,068	329,160,023
Inflation Protected Portfolio ‘P’	19,680,130	205,515,466
Managed Bond Portfolio ‘P’	58,242,149	697,505,591
Short Duration Bond Portfolio ‘P’	34,337,857	324,604,521
American Funds Growth Portfolio ‘P’	4,872,767	39,040,256
Comstock Portfolio ‘P’	19,210,306	161,124,021
Dividend Growth Portfolio ‘P’	8,240,547	82,408,868
Equity Index Portfolio ‘P’	4,446,473	123,451,866
Growth LT Portfolio ‘P’	2,117,393	39,408,776
Large-Cap Growth Portfolio ‘P’ *	13,271,392	79,568,328
Large-Cap Value Portfolio ‘P’	17,664,049	207,351,450
Long/Short Large-Cap Portfolio ‘P’	13,318,058	119,969,376
Main Street Core Portfolio ‘P’	4,278,918	83,126,769
Mid-Cap Equity Portfolio ‘P’	5,655,100	78,643,844
Mid-Cap Growth Portfolio ‘P’ *	7,921,219	73,332,831
Mid-Cap Value Portfolio ‘P’	5,758,559	77,558,974
Small-Cap Equity Portfolio ‘P’	2,949,043	40,540,644
Emerging Markets Portfolio ‘P’	2,603,707	36,393,780
International Large-Cap Portfolio ‘P’	25,043,605	148,874,913
International Small-Cap Portfolio ‘P’	9,904,356	73,104,128
International Value Portfolio ‘P’	7,782,246	73,585,241

Total Affiliated Mutual Funds (Cost $4,105,281,048)		4,038,753,949

TOTAL INVESTMENTS - 100.0%
(Cost $4,105,281,048)		4,038,753,949

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(304,779)

NET ASSETS - 100.0%		$4,038,449,170

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	61.9%
Affiliated Equity Funds	38.1%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

PACIFIC SELECT FUND
PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’	114,001,978	$1,190,680,322
Floating Rate Loan Portfolio ‘P’	59,617,293	444,015,470
High Yield Bond Portfolio ‘P’	94,672,907	600,106,848
Inflation Managed Portfolio ‘P’	68,193,018	892,570,161
Inflation Protected Portfolio ‘P’	56,867,150	593,851,702
Managed Bond Portfolio ‘P’	173,973,007	2,083,493,596
Short Duration Bond Portfolio ‘P’	46,685,983	441,334,506
American Funds Growth Portfolio ‘P’	18,636,317	149,312,814
American Funds Growth-Income Portfolio ‘P’	51,125,551	462,470,384
Comstock Portfolio ‘P’	87,133,263	730,819,262
Dividend Growth Portfolio ‘P’	29,845,058	298,462,875
Equity Index Portfolio ‘P’	21,389,415	593,855,703
Growth LT Portfolio ‘P’	15,394,250	286,516,688
Large-Cap Growth Portfolio ‘P’ *	71,825,929	430,630,708
Large-Cap Value Portfolio ‘P’	89,740,827	1,053,432,933
Long/Short Large-Cap Portfolio ‘P’	64,026,278	576,750,188
Main Street Core Portfolio ‘P’	15,384,545	298,876,402
Mid-Cap Equity Portfolio ‘P’	30,605,844	425,626,633
Mid-Cap Growth Portfolio ‘P’ *	28,459,512	263,471,644
Mid-Cap Value Portfolio ‘P’	31,032,094	417,954,758
Small-Cap Equity Portfolio ‘P’	10,675,902	146,762,174
Small-Cap Growth Portfolio ‘P’ *	12,224,366	140,732,912
Small-Cap Value Portfolio ‘P’	10,600,530	147,623,308
Emerging Markets Portfolio ‘P’	28,025,377	391,729,755
International Large-Cap Portfolio ‘P’	112,283,766	667,485,217
International Small-Cap Portfolio ‘P’	53,058,373	391,624,279
International Value Portfolio ‘P’	41,631,100	393,644,027

Total Affiliated Mutual Funds (Cost $14,961,664,447)		14,513,835,269

TOTAL INVESTMENTS - 100.0%
(Cost $14,961,664,447)		14,513,835,269

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,102,468)

NET ASSETS - 100.0%		$14,512,732,801

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	57.0%
Affiliated Fixed Income Funds	43.0%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Portfolio Optimization Moderate-Conservative Portfolio
Assets	Affiliated Mutual Funds	$4,038,753,949	$4,038,753,949	$-	$-

Portfolio Optimization Moderate Portfolio
Assets	Affiliated Mutual Funds	$14,513,835,269	$14,513,835,269	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’	61,142,548	$638,596,185
Inflation Managed Portfolio ‘P’	38,787,509	507,685,015
Inflation Protected Portfolio ‘P’	36,311,515	379,193,521
Managed Bond Portfolio ‘P’	85,659,173	1,025,850,739
Short Duration Bond Portfolio ‘P’	40,234,072	380,342,943
American Funds Growth Portfolio ‘P’	32,610,043	261,269,281
American Funds Growth-Income Portfolio ‘P’	44,730,041	404,618,019
Comstock Portfolio ‘P’	91,915,843	770,932,556
Dividend Growth Portfolio ‘P’	38,646,691	386,482,828
Equity Index Portfolio ‘P’	23,170,700	643,311,290
Growth LT Portfolio ‘P’	13,390,251	249,218,403
Large-Cap Growth Portfolio ‘P’ *	61,896,660	371,100,002
Large-Cap Value Portfolio ‘P’	78,018,833	915,832,970
Long/Short Large-Cap Portfolio ‘P’	55,886,369	503,425,699
Main Street Core Portfolio ‘P’	20,001,603	388,572,248
Mid-Cap Equity Portfolio ‘P’	45,025,204	626,152,494
Mid-Cap Growth Portfolio ‘P’ *	37,660,646	348,653,635
Mid-Cap Value Portfolio ‘P’	27,434,429	369,499,733
Small-Cap Equity Portfolio ‘P’	46,724,307	642,321,480
Small-Cap Growth Portfolio ‘P’ *	21,615,347	248,846,509
Small-Cap Value Portfolio ‘P’	9,187,494	127,945,329
Real Estate Portfolio ‘P’	16,922,140	259,397,312
Emerging Markets Portfolio ‘P’	33,007,684	461,370,847
International Large-Cap Portfolio ‘P’	118,987,573	707,336,857
International Small-Cap Portfolio ‘P’	62,483,507	461,191,263
International Value Portfolio ‘P’	49,042,366	463,721,461

Total Affiliated Mutual Funds (Cost $13,099,601,278)		12,542,868,619

TOTAL INVESTMENTS - 100.0%
(Cost $13,099,601,278)		12,542,868,619

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(953,562)

NET ASSETS - 100.0%		$12,541,915,057

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	76.6%
Affiliated Fixed Income Funds	23.4%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

PACIFIC SELECT FUND
PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’	5,123,643	$53,513,290
Managed Bond Portfolio ‘P’	9,065,865	108,572,429
American Funds Growth Portfolio ‘P’	7,335,776	58,773,700
American Funds Growth-Income Portfolio ‘P’	10,062,230	91,020,698
Comstock Portfolio ‘P’	22,644,294	189,926,163
Dividend Growth Portfolio ‘P’	8,058,567	80,588,988
Equity Index Portfolio ‘P’	5,816,694	161,494,696
Growth LT Portfolio ‘P’	2,871,134	53,437,338
Large-Cap Growth Portfolio ‘P’ *	17,147,172	102,805,478
Large-Cap Value Portfolio ‘P’	18,628,080	218,667,845
Long/Short Large-Cap Portfolio ‘P’	14,744,390	132,817,807
Main Street Core Portfolio ‘P’	4,207,762	81,744,432
Mid-Cap Equity Portfolio ‘P’	11,623,572	161,645,661
Mid-Cap Growth Portfolio ‘P’ *	10,971,569	101,572,275
Mid-Cap Value Portfolio ‘P’	7,961,626	107,230,908
Small-Cap Equity Portfolio ‘P’	9,720,287	133,625,292
Small-Cap Growth Portfolio ‘P’ *	4,669,434	53,756,820
Small-Cap Index Portfolio ‘P’	4,934,972	54,421,223
Small-Cap Value Portfolio ‘P’	3,836,405	53,425,895
Real Estate Portfolio ‘P’	5,219,372	80,007,087
Emerging Markets Portfolio ‘P’	8,997,803	125,768,411
International Large-Cap Portfolio ‘P’	34,608,998	205,737,617
International Small-Cap Portfolio ‘P’	17,053,391	125,871,216
International Value Portfolio ‘P’	13,380,213	126,516,975

Total Affiliated Mutual Funds (Cost $2,828,343,419)		2,662,942,244

TOTAL INVESTMENTS - 100.0%
(Cost $2,828,343,419)		2,662,942,244

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(204,282)

NET ASSETS - 100.0%		$2,662,737,962

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	93.9%
Affiliated Fixed Income Funds	6.1%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Portfolio Optimization Growth Portfolio
Assets	Affiliated Mutual Funds	$12,542,868,619	$12,542,868,619	$-	$-

Portfolio Optimization Aggressive-Growth Portfolio
Assets	Affiliated Mutual Funds	$2,662,942,244	$2,662,942,244	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
Schedule of Investments (Continued)
Explanation of Symbols and Terms
December 31, 2011

Explanation of Symbols:

*	Non-income producing investments.
”	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
∧	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2011. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Ψ	Investments were in default as of December 31, 2011.
±	The security is a perpetual bond and has no definite maturity date.
¥	Unsettled position. Contract rates do not take effect until settlement date.
†	Investments (or a portion of investments) in the Long/Short Large-Cap Portfolio were on loan as of December 31, 2011.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
◊	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees (the “Board”).
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for securities sold short, delayed delivery securities, futures contracts, swap contracts and/or reverse repurchase agreements as of December 31, 2011.
+	The values of these investments were determined by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3B in Notes to Financial Statements).
Δ	Illiquid investments. Investments were reported as illiquid by the portfolio manager pursuant to the Fund’s policy and procedures (See Note 4 in Notes to Financial Statements).
λ	Total shares owned by the portfolio as of December 31, 2011 were less than one share.

Counterparty Abbreviations:

ADV	Advantage
BOA	Bank of America
BRC	Barclays
BNP	BNP Paribas
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
JPM	JPMorgan Chase
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SSB	State Street Bank
UBS	UBS
WBC	Westpac Banking Corp

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Francs
CNY	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Other Abbreviations:

ADR	American Depositary Receipt
CBOT	Chicago Board of Trade
CDI	CHESS Depository Interests (Receipts)
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CPI	Consumer Price Index
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
LI	London Stock Exchange
LIBOR	London Interbank Offered Rate
MICEX	Moscow Interbank Currency Exchange
NASDAQ	NASDAQ Stock Market
‘NY’	New York Shares
NYSE	New York Stock Exchange
OTC	Over the Counter
PIK	Payment in Kind
REIT	Real Estate Investment Trust
RTS	Russian Trading System Stock Exchange
SDR	Swedish Depository Receipt
TSE	Toronto Stock Exchange
XASE	NYSE Amex Exchange
XVTX	Virt-X Pan-European Stock Exchange

Notes:

The countries listed in the Schedules of Investments are based on country of incorporation.

The descriptions and Standard and Poor’s quality ratings of the companies and credit spreads, if any, shown in the schedules of investments were obtained from published reports or other sources believed to be reliable, and not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011	Cash	Diversified	Floating	High Yield	Inflation	Inflation
(In thousands, except per share amounts)	Management	Bond	Rate Loan	Bond	Managed	Protected
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$827,908	$3,455,050	$1,029,495	$1,267,501	$4,138,069	$1,166,601

Repurchase agreements, at value	3,398	19,789	18,713	72,615	537,178	265,056

Cash	-	296	7,803	23	-	-

Foreign currency held, at value	-	4,208	-	-	1,603	-

Deposits with brokers for securities sold short	-	-	-	-	1,081	-

Receivables:
Dividends and interest	1	24,044	4,363	25,155	24,179	6,129

Fund shares sold	3,360	123	108	820	3	24

Securities sold	-	649,246	1,051	10	81,643	4,628

Variation margin	-	-	-	-	433	-

Due from adviser	214	-	-	-	-	-

Swap contracts, at value	-	829	-	-	11,450	-

Forward foreign currency contracts appreciation	-	5,776	-	-	15,171	8,207

Prepaid expenses and other assets	-	-	-	-	-	5

Total Assets	834,881	4,159,361	1,061,533	1,366,124	4,810,810	1,450,650

LIABILITIES
Payables:
Fund shares redeemed	3,181	304	5	57	690	371

Securities purchased	-	1,100,657	8,471	1,905	1,689,353	-

Reverse repurchase agreements	-	-	-	-	306,962	-

Securities sold short, at value	-	-	-	-	1,089	-

Due to broker (1)	-	-	-	-	18,165	-

Variation margin	-	110	-	-	-	-

Accrued advisory fees	102	1,035	578	456	945	439

Accrued service fees	36	4	3	15	30	1

Accrued support service expenses	6	21	7	9	26	5

Accrued custodian, and portfolio accounting and tax fees	22	75	70	31	72	34

Accrued shareholder report expenses	20	64	22	27	65	27

Accrued trustees’ fees and expenses and deferred compensation	10	9	3	8	19	2

Accrued dividends and interest	-	-	-	-	133	-

Accrued other	14	189	18	44	61	14

Outstanding options written, at value	-	204	-	-	2,746	-

Swap contracts, at value	-	838	-	-	5,284	1,026

Forward foreign currency contracts depreciation	-	229	-	-	12,763	2,019

Total Liabilities	3,391	1,103,739	9,177	2,552	2,038,403	3,938

NET ASSETS	$831,490	$3,055,622	$1,052,356	$1,363,572	$2,772,407	$1,446,712

NET ASSETS CONSIST OF:
Paid-in capital (2)	$831,644	$2,973,562	$1,303,255	$1,398,770	$2,472,874	$1,397,920

Undistributed/accumulated net investment income (loss) (2)	(145)	17,144	10,158	16,931	40,476	1,580

Undistributed/accumulated net realized gain (loss) (2)	(9)	23,142	(246,874)	(41,294)	265,755	4,700

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (2)	-	41,774	(14,183)	(10,835)	(6,698)	42,512

NET ASSETS	$831,490	$3,055,622	$1,052,356	$1,363,572	$2,772,407	$1,446,712

Class I Shares:
Net Assets	$831,451	$106,167	$79,461	$340,009	$686,265	$19,509

Shares outstanding, $.001 par value (unlimited shares authorized)	82,440	13,511	13,944	57,923	57,899	1,888

Net Asset Value Per Share	$10.09	$7.86	$5.70	$5.87	$11.85	$10.33

Class P Shares:
Net Assets	$39	$2,949,455	$972,895	$1,023,563	$2,086,142	$1,427,203

Shares outstanding, $.001 par value (unlimited shares authorized)	4	282,396	130,626	161,477	159,381	136,669

Net Asset Value Per Share	$10.09	$10.44	$7.45	$6.34	$13.09	$10.44

Investments, at cost	$827,908	$3,416,380	$1,043,678	$1,278,336	$4,152,782	$1,129,211

Repurchase agreements, at cost	3,398	19,789	18,713	72,615	537,178	265,056

Foreign currency held, at cost	-	4,488	-	-	1,618	-

Proceeds from securities sold short	-	-	-	-	1,081	-

Premiums received from outstanding options written	-	83	-	-	8,667	-

(1)	The Inflation Managed Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolio and the counterparty. The portfolio invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(2)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2011	Managed	Short Duration	American Funds	American Funds		Dividend
(In thousands, except per share amounts)	Bond	Bond	Growth	Growth-Income	Comstock	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$7,773,006	$1,705,118	$711,716	$1,147,620	$2,019,005	$943,272

Repurchase agreements, at value	74,019	58,359	-	-	51,851	52,862

Cash (1)	34	-	-	-	7	-

Foreign currency held, at value	4,427	-	-	-	-	-

Deposits with brokers for securities sold short	212,313	-	-	-	-	-

Receivables:
Dividends and interest	61,091	11,595	-	-	4,838	2,277

Fund shares sold	4	6	2	-	380	65

Securities sold	452,493	-	209	139	7,894	8,698

Swap agreements	897	-	-	-	-	-

Variation margin	3,518	-	-	-	-	-

Swap contracts, at value	72,544	-	-	-	-	-

Forward foreign currency contracts appreciation	32,905	167	-	-	-	-

Total Assets	8,687,251	1,775,245	711,927	1,147,759	2,083,975	1,007,174

LIABILITIES
Payables:
Fund shares redeemed	496	460	210	138	877	869

Securities purchased	1,906,197	-	-	-	8,580	1,562

Reverse repurchase agreements	277,574	-	-	-	-	-

Swap agreements	21,804	-	-	-	-	-

Securities sold short, at value	215,139	-	-	-	-	-

Due to broker (2)	30,840	-	-	-	-	-

Accrued advisory fees	2,020	604	247	394	1,188	563

Accrued service fees	62	11	9	8	5	7

Accrued support service expenses	43	12	6	9	15	7

Accrued custodian, and portfolio accounting and tax fees	178	41	3	3	36	19

Accrued shareholder report expenses	130	37	16	24	43	21

Accrued trustees’ fees and expenses and deferred compensation	36	7	3	5	8	5

Accrued dividends and interest	24	-	-	-	-	-

Accrued other	262	139	16	22	60	58

Outstanding options written, at value	5,720	-	-	-	-	-

Swap contracts, at value	124,765	-	-	-	-	-

Forward foreign currency contracts depreciation	14,211	208	-	-	-	-

Other liabilities	15	-	-	-	-	-

Total Liabilities	2,599,516	1,519	510	603	10,812	3,111

NET ASSETS	$6,087,735	$1,773,726	$711,417	$1,147,156	$2,073,163	$1,004,063

NET ASSETS CONSIST OF:
Paid-in capital (3), (4)	$5,888,596	$1,875,281	$1,456,979	$1,595,749	$2,603,654	$1,447,439

Accumulated deficit (4)			(745,562)	(448,593)	(530,491)	(443,376)

Undistributed net investment income (3)	139,794	1,000

Accumulated net realized loss (3)	(9,385)	(98,782)

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (3)	68,730	(3,773)

NET ASSETS	$6,087,735	$1,773,726	$711,417	$1,147,156	$2,073,163	$1,004,063

Class I Shares:
Net Assets	$1,420,022	$240,422	$203,021	$189,047	$115,096	$156,119

Shares outstanding, $.001 par value (unlimited shares authorized)	129,268	26,125	25,360	20,933	15,426	16,953

Net Asset Value Per Share	$10.99	$9.20	$8.01	$9.03	$7.46	$9.21

Class P Shares:
Net Assets	$4,667,713	$1,533,304	$508,396	$958,109	$1,958,067	$847,944

Shares outstanding, $.001 par value (unlimited shares authorized)	389,905	162,198	63,455	105,918	233,453	84,791

Net Asset Value Per Share	$11.97	$9.45	$8.01	$9.05	$8.39	$10.00

Investments, at cost	$7,677,744	$1,708,850	$697,701	$1,156,331	$1,864,114	$867,553

Repurchase agreements, at cost	74,019	58,359	-	-	51,851	52,862

Foreign currency held, at cost	4,586	-	-	-	-	-

Proceeds from securities sold short	212,313	-	-	-	-	-

Premiums received from outstanding options written	24,763	-	-	-	-	-

(1)	Includes cash collateral segregated for open futures contracts in the Managed Bond Portfolio of $10.
(2)	The Managed Bond Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolio and the counterparty. The portfolio invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(3)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 12 in Notes to Financial Statements).
(4)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2011	Equity	Focused	Growth	Large-Cap	Large-Cap	Long/Short
(In thousands, except per share amounts)	Index	30	LT	Growth	Value	Large-Cap
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$2,335,877	$99,433	$960,956	$1,168,004	$2,797,384	$1,828,826

Repurchase agreements, at value	5,252	855	69,360	16,841	30,705	24,058

Cash (1)	805	-	-	16	29	1,048

Cash collateral received for securities on loan (2)	-	-	-	-	-	437,647

Receivables:
Dividends and interest	3,572	55	903	479	7,808	3,239

Fund shares sold	1,299	-	46	65	1	2

Securities sold	13,334	963	1,688	2,435	-	1,414

Forward foreign currency contracts appreciation	-	-	1,548	-	-	-

Total Assets	2,360,139	101,306	1,034,501	1,187,840	2,835,927	2,296,234

LIABILITIES
Payable upon return of securities loaned (2)	-	-	-	-	-	437,647

Payables:
Fund shares redeemed	1,631	74	220	299	1,953	389

Securities purchased	-	-	159	9,336	-	4,534

Securities sold short, at value	-	-	-	-	-	422,539

Variation margin	31	-	-	-	-	74

Accrued advisory fees	100	66	483	691	1,409	1,212

Accrued service fees	34	4	18	5	13	1

Accrued support service expenses	17	1	9	9	21	11

Accrued custodian, and portfolio accounting and tax fees	43	6	25	22	49	32

Accrued shareholder report expenses	50	3	24	27	59	31

Accrued trustees’ fees and expenses and deferred compensation	19	1	14	9	17	5

Accrued dividends and interest	-	-	-	-	-	988

Accrued other	95	32	67	44	88	26

Forward foreign currency contracts depreciation	-	-	16	-	-	-

Total Liabilities	2,020	187	1,035	10,442	3,609	867,489

NET ASSETS	$2,358,119	$101,119	$1,033,466	$1,177,398	$2,832,318	$1,428,745

NET ASSETS CONSIST OF:
Paid-in capital (3)	$2,286,464	$316,563	$1,439,315	$1,248,996	$3,129,764	$1,541,490

Undistributed/accumulated earnings (deficit) (3)	71,655	(215,444)	(405,849)	(71,598)	(297,446)	(112,745)

NET ASSETS	$2,358,119	$101,119	$1,033,466	$1,177,398	$2,832,318	$1,428,745

Class I Shares:
Net Assets	$765,898	$101,110	$404,884	$124,777	$295,579	$26,085

Shares outstanding, $.001 par value (unlimited shares authorized)	28,253	8,962	22,771	23,596	27,326	3,702

Net Asset Value Per Share	$27.11	$11.28	$17.78	$5.29	$10.82	$7.05

Class P Shares:
Net Assets	$1,592,221	$9	$628,582	$1,052,621	$2,536,739	$1,402,660

Shares outstanding, $.001 par value (unlimited shares authorized)	57,348	1	33,773	175,567	216,100	155,713

Net Asset Value Per Share	$27.76	$11.30	$18.61	$6.00	$11.74	$9.01

Investments, at cost	$1,777,100	$95,366	$903,032	$1,013,829	$2,360,285	$1,850,126

Repurchase agreements, at cost	5,252	855	69,360	16,841	30,705	24,058

Securities on loan, at value	-	-	-	-	-	426,058

Proceeds from securities sold short	-	-	-	-	-	420,890

(1)	Includes cash collateral segregated for open futures contracts in the Equity Index and Long/Short Large-Cap Portfolios of $792 and $1,015, respectively.
(2)	Cash collateral is received by the Long/Short Large-Cap Portfolio for securities on loan which is used as collateral to cover securities sold short and is therefore uninvested (See Note 8 in Notes to Financial Statements).
(3)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2011	Main Street	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap
(In thousands, except per share amounts)	Core	Equity	Growth	Value	Equity	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$1,380,897	$1,652,091	$952,963	$995,852	$982,615	$538,067

Repurchase agreements, at value	1,465	74,395	39,960	13,814	18,835	25,996

Cash (1)	10	-	-	-	267	-

Receivables:
Dividends and interest	1,259	1,083	1,055	1,650	1,275	45

Fund shares sold	168	35	90	59	302	1

Securities sold	2,286	16,940	385	-	155	2,160

Total Assets	1,386,085	1,744,544	994,453	1,011,375	1,003,449	566,269

LIABILITIES
Payables:
Fund shares redeemed	676	659	327	14	1,352	131

Securities purchased	3,450	25,850	1,131	-	206	14,622

Variation margin	-	-	-	-	7	-

Accrued advisory fees	525	943	600	596	636	279

Accrued service fees	23	14	9	2	2	5

Accrued support service expenses	10	13	8	8	7	4

Accrued custodian, and portfolio accounting and tax fees	25	30	31	24	27	11

Accrued shareholder report expenses	29	37	23	22	21	12

Accrued trustees’ fees and expenses and deferred compensation	17	11	5	3	3	4

Accrued other	79	199	83	17	64	79

Total Liabilities	4,834	27,756	2,217	686	2,325	15,147

NET ASSETS	$1,381,251	$1,716,788	$992,236	$1,010,689	$1,001,124	$551,122

NET ASSETS CONSIST OF:
Paid-in capital (2)	$2,103,737	$3,586,836	$807,180	$931,770	$1,127,656	$736,629

Undistributed/accumulated earnings (deficit) (2)	(722,486)	(1,870,048)	185,056	78,919	(126,532)	(185,507)

NET ASSETS	$1,381,251	$1,716,788	$992,236	$1,010,689	$1,001,124	$551,122

Class I Shares:
Net Assets	$528,925	$321,413	$205,205	$38,444	$37,873	$107,786

Shares outstanding, $.001 par value (unlimited shares authorized)	29,863	27,086	23,566	4,039	3,500	10,673

Net Asset Value Per Share	$17.71	$11.87	$8.71	$9.52	$10.82	$10.10

Class P Shares:
Net Assets	$852,326	$1,395,375	$787,031	$972,245	$963,251	$443,336

Shares outstanding, $.001 par value (unlimited shares authorized)	43,873	100,338	85,013	72,187	70,070	38,509

Net Asset Value Per Share	$19.43	$13.91	$9.26	$13.47	$13.75	$11.51

Investments, at cost	$1,198,302	$1,579,851	$909,417	$1,020,769	$988,129	$457,614

Repurchase agreements, at cost	1,465	74,395	39,960	13,814	18,835	25,996

(1)	Includes cash collateral segregated for open futures contracts in the Small-Cap Equity Portfolio of $264.
(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2011	Small-Cap	Small-Cap	Health	Real		Emerging
(In thousands, except per share amounts)	Index	Value	Sciences	Estate	Technology	Markets
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$407,922	$467,153	$116,688	$586,461	$71,575	$1,375,165

Repurchase agreements, at value	3,053	27,665	6,480	6,824	-	21,971

Cash (1)	455	-	-	-	61	40

Foreign currency held, at value	-	-	-	-	709	1,401

Receivables:
Dividends and interest	585	487	21	1,757	27	758

Fund shares sold	1	212	42	-	8	277

Securities sold	70	85	617	863	1,828	751

Total Assets	412,086	495,602	123,848	595,905	74,208	1,400,363

LIABILITIES
Payables:
Fund shares redeemed	317	259	11	875	51	5

Securities purchased	-	315	-	782	-	1,378

Due to custodian	-	-	33	-	1,674	-

Variation margin	15	-	-	-	-	-

Accrued advisory fees	105	313	93	409	61	958

Accrued service fees	16	7	6	11	3	17

Accrued support service expenses	3	4	1	4	1	11

Accrued custodian, and portfolio accounting and tax fees	15	10	5	12	3	92

Accrued shareholder report expenses	9	11	2	12	2	32

Accrued trustees’ fees and expenses and deferred compensation	7	2	1	4	1	7

Accrued foreign capital gains tax	-	-	-	-	-	112

Accrued other	71	67	10	82	5	55

Other liabilities	-	-	-	-	-	2

Total Liabilities	558	988	162	2,191	1,801	2,669

NET ASSETS	$411,528	$494,614	$123,686	$593,714	$72,407	$1,397,694

NET ASSETS CONSIST OF:
Paid-in capital (2), (3)	$689,663	$549,609	$119,226	$995,124	$109,193	$1,143,750

Undistributed/accumulated earnings (deficit) (2)	(278,135)	(54,995)	4,460	(401,410)	(36,786)

Accumulated net investment loss (3)						(8,331)

Undistributed net realized gain (3)						141,626

Net unrealized appreciation on investments and assets and liabilities in foreign currencies (3)						120,649

NET ASSETS	$411,528	$494,614	$123,686	$593,714	$72,407	$1,397,694

Class I Shares:
Net Assets	$357,107	$165,620	$123,676	$254,310	$72,398	$384,254

Shares outstanding, $.001 par value (unlimited shares authorized)	32,496	14,037	10,256	17,069	16,835	28,092

Net Asset Value Per Share	$10.99	$11.80	$12.06	$14.90	$4.30	$13.68

Class P Shares:
Net Assets	$54,421	$328,994	$10	$339,404	$9	$1,013,440

Shares outstanding, $.001 par value (unlimited shares authorized)	4,935	23,624	1	22,142	2	72,635

Net Asset Value Per Share	$11.03	$13.93	$12.97	$15.33	$5.27	$13.95

Investments, at cost	$426,864	$370,435	$83,605	$452,944	$70,096	$1,253,941

Repurchase agreements, at cost	3,053	27,665	6,480	6,824	-	21,971

Foreign currency held, at cost	-	-	-	-	740	1,850

(1)	Includes cash collateral segregated for open futures contracts in the Small-Cap Index Portfolio of $453.
(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).
(3)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)					Pacific	Pacific
DECEMBER 31, 2011					Dynamix -	Dynamix -
(In thousands, except per share amounts)	International	International	International	American Funds	Conservative	Moderate
	Large-Cap	Small-Cap	Value	Asset Allocation	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$2,172,917	$1,068,386	$1,385,714	$278,283	$-	$-

Investments in affiliates, at value	-	-	-	-	134,530	289,455

Repurchase agreements, at value	15,161	17,580	21,199	-	-	-

Cash (1)	185	9	1,042	-	-	-

Foreign currency held, at value	-	207	1,294	-	-	-

Receivables:
Dividends and interest	3,894	2,802	4,267	-	-	-

Fund shares sold	268	84	275	202	272	1,902

Securities sold	4,755	501	-	-	-	-

Variation margin	-	-	198	-	-	-

Due from adviser	-	-	-	-	-	6

Forward foreign currency contracts appreciation	-	96	15,339	-	-	-

Total Assets	2,197,180	1,089,665	1,429,328	278,485	134,802	291,363

LIABILITIES
Payables:
Fund shares redeemed	95	31	226	-	-	64

Securities purchased	642	196	-	202	272	1,838

Accrued advisory fees	1,417	764	776	96	22	47

Accrued service fees	16	2	12	12	6	12

Accrued support service expenses	17	8	11	2	1	1

Accrued custodian, and portfolio accounting and tax fees	68	43	42	3	5	5

Accrued shareholder report expenses	48	24	32	5	2	5

Accrued trustees’ fees and expenses and deferred compensation	13	4	12	1	-	1

Accrued other	58	30	69	5	3	3

Forward foreign currency contracts depreciation	-	20	17,593	-	-	-

Other liabilities	28	1	-	-	-	-

Total Liabilities	2,402	1,123	18,773	326	311	1,976

NET ASSETS	$2,194,778	$1,088,542	$1,410,555	$278,159	$134,491	$289,387

NET ASSETS CONSIST OF:
Paid-in capital (2), (3)	$2,455,161	$1,370,575	$2,971,283	$250,550	$134,831	$286,290

Undistributed/accumulated earnings (deficit) (3)				27,609	(340)	3,097

Undistributed/accumulated net investment income (loss) (2)	9,895	(176)	21,936

Accumulated net realized loss (2)	(271,978)	(250,300)	(1,423,539)

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (2)	1,700	(31,557)	(159,125)

NET ASSETS	$2,194,778	$1,088,542	$1,410,555	$278,159	$134,491	$289,387

Class I Shares:
Net Assets	$361,500	$36,681	$283,784	$278,159	$134,491	$289,387

Shares outstanding, $.001 par value (unlimited shares authorized)	64,906	6,732	33,317	20,167	11,941	23,491

Net Asset Value Per Share	$5.57	$5.45	$8.52	$13.79	$11.26	$12.32

Class P Shares:
Net Assets	$1,833,278	$1,051,861	$1,126,771

Shares outstanding, $.001 par value (unlimited shares authorized)	308,393	142,500	119,165

Net Asset Value Per Share	$5.94	$7.38	$9.46

Investments, at cost	$2,171,123	$1,099,962	$1,542,442	$256,890	$-	$-

Investments in affiliates, at cost	-	-	-	-	136,248	290,775

Repurchase agreements, at cost	15,161	17,580	21,199	-	-	-

Foreign currency held, at cost	-	205	1,329	-	-	-

(1)	Includes cash collateral segregated for open futures contracts in the International Value Portfolio of $1,042.
(2)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 12 in Notes to Financial Statements).
(3)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)			Portfolio			Portfolio
DECEMBER 31, 2011	Pacific	Portfolio	Optimization	Portfolio	Portfolio	Optimization
(In thousands, except per share amounts)	Dynamix -	Optimization	Moderate-	Optimization	Optimization	Aggressive-
	Growth	Conservative	Conservative	Moderate	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments in affiliates, at value	$188,917	$3,552,366	$4,038,754	$14,513,835	$12,542,869	$2,662,942

Receivables:
Fund shares sold	248	25	569	436	213	49

Securities sold	-	698	-	93	3,484	4,311

Due from adviser	10	-	-	-	-	-

Prepaid expenses and other assets	-	7	7	7	7	7

Total Assets	189,175	3,553,096	4,039,330	14,514,371	12,546,573	2,667,309

LIABILITIES
Payables:
Fund shares redeemed	2	723	10	529	3,697	4,360

Securities purchased	246	-	559	-	-	-

Accrued advisory fees	31	-	-	-	-	-

Accrued service fees	8	155	177	636	551	117

Accrued support service expenses	1	13	15	53	46	10

Accrued custodian, and portfolio accounting and tax fees	5	6	7	7	7	7

Accrued shareholder report expenses	3	62	73	267	231	50

Accrued trustees’ fees and expenses and deferred compensation	1	5	6	22	19	4

Accrued offering expenses	-	-	-	1	1	-

Accrued other	3	28	34	123	106	23

Total Liabilities	300	992	881	1,638	4,658	4,571

NET ASSETS	$188,875	$3,552,104	$4,038,449	$14,512,733	$12,541,915	$2,662,738

NET ASSETS CONSIST OF:
Paid-in capital (1)	$187,406	$3,555,037	$4,104,248	$14,970,945	$13,110,987	$2,837,991

Undistributed/accumulated earnings (deficit) (1)	1,469	(2,933)	(65,799)	(458,212)	(569,072)	(175,253)

NET ASSETS	$188,875	$3,552,104	$4,038,449	$14,512,733	$12,541,915	$2,662,738

Class I Shares:
Net Assets	$188,875	$3,552,104	$4,038,449	$14,512,733	$12,541,915	$2,662,738

Shares outstanding, $.001 par value (unlimited shares authorized)	15,091	360,248	420,614	1,554,624	1,379,500	301,852

Net Asset Value Per Share	$12.52	$9.86	$9.60	$9.34	$9.09	$8.82

Investments in affiliates, at cost	$190,542	$3,558,751	$4,105,281	$14,961,664	$13,099,601	$2,828,343

(1)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS	Cash	Diversified	Floating	High Yield	Inflation	Inflation
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2011	Management	Bond	Rate Loan	Bond	Managed	Protected
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio (1)
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$30	$-	$364	$240	$-

Interest, net of foreign taxes withheld	1,223	118,307	68,225	99,435	109,684	2,059

Other	-	168	23	-	-	-

Total Investment Income	1,223	118,505	68,248	99,799	109,924	2,059

EXPENSES
Advisory fees	1,242	12,120	7,854	5,064	14,856	2,777

Service fees (Class I only, see Note 6 in Notes to Financial Statements)	1,735	2,942	1,092	1,492	5,200	21

Support services expenses	42	132	50	56	153	21

Custodian fees and expenses	21	112	31	29	150	35

Portfolio accounting and tax fees	102	314	367	155	349	71

Shareholder report expenses	24	101	36	39	110	28

Legal and audit fees	41	752	50	151	193	26

Trustees’ fees and expenses	17	61	21	24	83	8

Interest expense and commitment fees	6	169	3	6	208	2

Offering expenses	-	-	-	-	-	10

Other	7	37	11	16	44	10

Total Expenses	3,237	16,740	9,515	7,032	21,346	3,009

Advisory Fee Waiver (2)	-	-	(1,049)	-	-	-

Adviser Reimbursement (3)	(2,014)	-	-	-	-	-

Net Expenses	1,223	16,740	8,466	7,032	21,346	3,009

NET INVESTMENT INCOME (LOSS)	-	101,765	59,782	92,767	88,578	(950)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(4)	83,902	(402)	34,349	316,686	17,614

Futures contracts and swap transactions	-	7,343	-	(798)	(8,828)	30,356

Written option transactions	-	3,495	-	-	6,908	157

Foreign currency transactions	-	(3,568)	-	-	(9,412)	8,657

Net Realized Gain (Loss)	(4)	91,172	(402)	33,551	305,354	56,784

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	-	(14,088)	(33,134)	(85,344)	21,489	37,390

Short positions	-	-	-	-	(61)	-

Futures contracts and swaps	-	(4,934)	-	-	(2,400)	(1,026)

Written options	-	934	-	-	9,746	-

Foreign currencies	-	5,440	-	-	2,267	6,148

Change in Net Unrealized Appreciation (Depreciation)	-	(12,648)	(33,134)	(85,344)	31,041	42,512

NET GAIN (LOSS)	(4)	78,524	(33,536)	(51,793)	336,395	99,296

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($4)	$180,289	$26,246	$40,974	$424,973	$98,346

Foreign taxes withheld on dividends and interest	$-	$35	$-	$-	$-	$-

(1)	Operations commenced on May 2, 2011.
(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Floating Rate Loan Portfolio (see Note 6 in Notes to Financial Statements).
(3)	Pacific Life Fund Advisors LLC reimbursed expenses for the Cash Management Portfolio (see Note 7B in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)	Managed	Short Duration	American Funds	American Funds		Dividend
FOR THE YEAR ENDED DECEMBER 31, 2011	Bond	Bond	Growth	Growth-Income	Comstock	Growth
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$5,153	$-	$-	$-	$51,726	$22,900

Dividends from mutual fund investments	-	-	7,238	21,992	-	-

Interest, net of foreign taxes withheld	239,755	32,874	-	-	3	3

Other	7	-	-	-	-	-

Total Investment Income	244,915	32,874	7,238	21,992	51,729	22,903

EXPENSES
Advisory fees	24,634	6,833	6,497	9,460	14,975	6,930

Service fees (Class I only, see Note 6 in Notes to Financial Statements)	7,651	1,802	1,201	1,570	2,298	1,218

Support services expenses	259	96	45	57	109	63

Custodian fees and expenses	425	50	-	-	47	25

Portfolio accounting and tax fees	635	183	17	17	175	90

Shareholder report expenses	196	52	26	38	67	38

Legal and audit fees	1,102	575	43	62	203	227

Trustees’ fees and expenses	129	34	19	26	43	22

Interest expense and commitment fees	86	9	-	-	4	2

Other	72	22	13	17	40	22

Total Expenses	35,189	9,656	7,861	11,247	17,961	8,637

Advisory Fee Waiver (1)	-	-	(2,947)	(4,326)	(323)	-

Net Expenses	35,189	9,656	4,914	6,921	17,638	8,637

NET INVESTMENT INCOME	209,726	23,218	2,324	15,071	34,091	14,266

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	85,211	1,155	(64,670)	(214,656)	112,101	17,256

Futures contracts and swap transactions	49,330	1,088	-	-	238	-

Written option transactions	(17,550)	-	-	-	-	-

Foreign currency transactions	(49,857)	(21)	-	-	-	(27)

Net Realized Gain (Loss)	67,134	2,222	(64,670)	(214,656)	112,339	17,229

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	1,240	(9,121)	31,695	176,514	(186,507)	3,495

Short positions	(2,741)	478	-	-	-	-

Futures contracts and swaps	(81,918)	(1,243)	-	-	-	-

Written options	28,020	-	-	-	-	-

Foreign currencies	17,533	(41)	-	-	-	(3)

Change in Net Unrealized Appreciation (Depreciation)	(37,866)	(9,927)	31,695	176,514	(186,507)	3,492

NET GAIN (LOSS)	29,268	(7,705)	(32,975)	(38,142)	(74,168)	20,721

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$238,994	$15,513	($30,651)	($23,071)	($40,077)	$34,987

Foreign taxes withheld on dividends and interest	$-	$-	$-	$-	$775	$164

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the American Funds Growth, American Funds Growth-Income and Comstock Portfolios (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)	Equity	Focused	Growth	Large-Cap	Large-Cap	Long/Short
FOR THE YEAR ENDED DECEMBER 31, 2011	Index	30	LT	Growth	Value	Large-Cap
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$53,199	$968	$18,299	$8,592	$80,697	$38,711

Interest, net of foreign taxes withheld	1	-	12	2	27	11

Securities lending	-	-	-	-	-	27

Other	-	-	17	-	-	-

Total Investment Income	53,200	968	18,328	8,594	80,724	38,749

EXPENSES
Advisory fees	1,265	961	7,378	9,394	17,680	15,376

Service fees (Class I only, see Note 6 in Notes to Financial Statements)	3,412	260	2,015	1,514	3,413	1,606

Support services expenses	94	25	74	69	117	81

Custodian fees and expenses	65	15	58	30	71	54

Portfolio accounting and tax fees	208	18	113	126	239	148

Shareholder report expenses	73	3	40	42	91	44

Legal and audit fees	380	138	240	150	309	73

Trustees’ fees and expenses	48	3	29	27	60	31

Interest expense and commitment fees	7	2	3	5	6	2,029

Dividend expenses	-	-	-	-	-	9,331

Other	46	6	34	26	53	29

Total Expenses	5,598	1,431	9,984	11,383	22,039	28,802

Advisory Fee Waiver (1)	-	-	-	(333)	-	(649)

Net Expenses	5,598	1,431	9,984	11,050	22,039	28,153

NET INVESTMENT INCOME (LOSS)	47,602	(463)	8,344	(2,456)	58,685	10,596

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(9,846)	11,612	198,329	180,844	78,342	227,067

Closed short positions	-	-	-	-	-	(57,486)

Futures contracts transactions	(1,899)	-	(5,919)	14	(52)	(1,022)

Foreign currency transactions	-	7	(963)	-	64	(2)

Net Realized Gain (Loss)	(11,745)	11,619	191,447	180,858	78,354	168,557

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	12,245	(23,343)	(271,260)	(156,925)	9,305	(252,617)

Short positions	-	-	-	-	-	42,320

Futures contracts	246	-	-	-	-	(121)

Foreign currencies	-	(10)	1,291	-	(2)	-

Change in Net Unrealized Appreciation (Depreciation)	12,491	(23,353)	(269,969)	(156,925)	9,303	(210,418)

NET GAIN (LOSS)	746	(11,734)	(78,522)	23,933	87,657	(41,861)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$48,348	($12,197)	($70,178)	$21,477	$146,342	($31,265)

Foreign taxes withheld on dividends and interest	$-	$36	$430	$13	$1,479	$5

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Large-Cap Growth and Long/Short Large-Cap Portfolios (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)	Main Street	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap
FOR THE YEAR ENDED DECEMBER 31, 2011	Core	Equity	Growth	Value	Equity	Growth
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$22,493	$24,633	$7,769	$21,206	$18,831	$1,617

Interest, net of foreign taxes withheld	3	5	3	1	5	2

Total Investment Income	22,496	24,638	7,772	21,207	18,836	1,619

EXPENSES
Advisory fees	6,524	12,234	8,469	7,706	7,780	3,698

Service fees (Class I only, see Note 6 in Notes to Financial Statements)	2,018	2,327	1,541	1,212	1,105	779

Support services expenses	85	91	70	70	76	36

Custodian fees and expenses	34	42	40	28	38	16

Portfolio accounting and tax fees	125	152	141	107	121	57

Shareholder report expenses	41	56	37	36	39	19

Legal and audit fees	303	828	291	54	250	327

Trustees’ fees and expenses	30	38	25	22	22	13

Interest expense and commitment fees	7	4	6	3	2	2

Other	28	37	25	22	21	14

Total Expenses	9,195	15,809	10,645	9,260	9,454	4,961

Net Expenses	9,195	15,809	10,645	9,260	9,454	4,961

NET INVESTMENT INCOME (LOSS)	13,301	8,829	(2,873)	11,947	9,382	(3,342)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	61,656	218,572	199,245	100,829	44,387	63,442

Futures contracts transactions	155	-	(217)	-	(559)	-

Foreign currency transactions	4	-	(122)	-	-	21

Net Realized Gain	61,815	218,572	198,906	100,829	43,828	63,463

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(69,348)	(321,916)	(268,164)	(170,913)	(88,780)	(77,838)

Futures contracts	-	-	-	-	(29)	-

Foreign currencies	3	-	(26)	-	-	-

Change in Net Unrealized Depreciation	(69,345)	(321,916)	(268,190)	(170,913)	(88,809)	(77,838)

NET LOSS	(7,530)	(103,344)	(69,284)	(70,084)	(44,981)	(14,375)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,771	($94,515)	($72,157)	($58,137)	($35,599)	($17,717)

Foreign taxes withheld on dividends and interest	$14	$-	$407	$-	$9	$-

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)	Small-Cap	Small-Cap	Health	Real		Emerging
FOR THE YEAR ENDED DECEMBER 31, 2011	Index	Value	Sciences	Estate	Technology	Markets
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$6,235	$14,071	$114	$9,406	$603	$30,469

Interest, net of foreign taxes withheld	1	2	1	2	1	4

Total Investment Income	6,236	14,073	115	$9,408	604	30,473

EXPENSES
Advisory fees	1,402	4,212	1,036	5,161	794	13,024

Service fees (Class I only, see Note 6 in Notes to Financial Statements)	879	781	230	889	176	2,130

Support services expenses	28	44	11	44	11	86

Custodian fees and expenses	25	15	4	15	7	381

Portfolio accounting and tax fees	68	51	21	54	14	239

Shareholder report expenses	15	17	4	19	3	48

Legal and audit fees	278	258	38	339	20	180

Trustees’ fees and expenses	9	11	2	12	2	34

Interest expense and commitment fees	2	1	1	3	1	6

Other	12	14	2	14	1	18

Total Expenses	2,718	5,404	1,349	6,550	1,029	16,146

Net Expenses	2,718	5,404	1,349	6,550	1,029	16,146

NET INVESTMENT INCOME (LOSS)	3,518	8,669	(1,234)	2,858	(425)	14,327

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	11,227	49,311	7,827	49,991	6,970	182,618

Futures contracts transactions	(1,101)	(289)	-	-	-	-

Foreign currency transactions	-	(8)	7	-	9	(1,313)

Net Realized Gain	10,126	49,014	7,834	49,991	6,979	181,305

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (1)	(34,745)	(42,569)	5,124	(15,078)	(11,079)	(510,430)

Futures contracts	(234)	-	-	-	-	-

Foreign currencies	-	-	-	-	(31)	(96)

Change in Net Unrealized Appreciation (Depreciation)	(34,979)	(42,569)	5,124	(15,078)	(11,110)	(510,526)

NET GAIN (LOSS)	(24,853)	6,445	12,958	34,913	(4,131)	(329,221)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($21,335)	$15,114	$11,724	$37,771	($4,556)	($314,894)

Foreign taxes withheld on dividends and interest	$4	$115	$-	$60	$11	$2,976

(1)	Change in net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Portfolio is net of decrease in deferred foreign capital gains tax of $749.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)					Pacific	Pacific
FOR THE YEAR ENDED DECEMBER 31, 2011					Dynamix -	Dynamix -
(In thousands)	International	International	International	American Funds	Conservative	Moderate
	Large-Cap	Small-Cap	Value	Asset Allocation	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$62,914	$31,557	$57,508	$-	$-	$-

Dividends from mutual fund investments	-	-	-	5,919	-	-

Dividends from affiliated mutual fund investments	-	-	-	-	3,942	7,337

Interest, net of foreign taxes withheld	13	3	3	-	-	-

Total Investment Income	62,927	31,560	57,511	5,919	3,942	7,337

EXPENSES
Advisory fees	18,258	9,226	10,344	1,925	245	439

Service fees (Class I only, see Note 6 in Notes to Financial Statements)	2,821	1,014	1,965	513	245	439

Support services expenses	92	44	82	17	8	11

Custodian fees and expenses	179	97	129	-	-	-

Portfolio accounting and tax fees	267	190	163	17	28	28

Shareholder report expenses	70	34	44	9	4	7

Legal and audit fees	170	61	241	12	6	10

Trustees’ fees and expenses	48	21	31	5	3	4

Interest expense and commitment fees	8	3	8	-	-	-

Other	42	16	35	2	2	2

Total Expenses	21,955	10,706	13,042	2,500	541	940

Advisory Fee Waiver (1)	-	(201)	-	(872)	-	-

Adviser Reimbursement (2)	-	-	-	-	(64)	(132)

Net Expenses	21,955	10,505	13,042	1,628	477	808

NET INVESTMENT INCOME	40,972	21,055	44,469	4,291	3,465	6,529

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	28,224	71,084	(144,602)	5,405	-	-

Investment securities from affiliated mutual fund investments	-	-	-	-	5,796	3,915

Futures contracts transactions	(236)	1,945	(310)	-	-	-

Foreign currency transactions	134	692	10,951	-	-	-

Capital gain distributions from affiliated mutual fund investments	-	-	-	-	1,390	3,561

Net Realized Gain (Loss)	28,122	73,721	(133,961)	5,405	7,186	7,476

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(307,801)	(250,067)	(115,936)	(8,343)	-	-

Investment securities from affiliated mutual fund investments	-	-	-	-	(5,468)	(14,033)

Futures contracts	-	-	26	-	-	-

Foreign currencies	(388)	267	(2,385)	-	-	-

Change in Net Unrealized Depreciation	(308,189)	(249,800)	(118,295)	(8,343)	(5,468)	(14,033)

NET GAIN (LOSS)	(280,067)	(176,079)	(252,256)	(2,938)	1,718	(6,557)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($239,095)	($155,024)	($207,787)	$1,353	$5,183	($28)

Foreign taxes withheld on dividends and interest	$5,922	$2,655	$5,119	$-	$-	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the International Small-Cap and American Funds Asset Allocation Portfolios (see Note 6 in Notes to Financial Statements).
(2)	Pacific Life Fund Advisors LLC reimbursed expenses for the Pacific Dynamix - Conservative Growth and Pacific Dynamix - Moderate Growth Portfolios (see Note 7B in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)			Portfolio			Portfolio
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2011	Pacific	Portfolio	Optimization	Portfolio	Portfolio	Optimization
(In thousands)	Dynamix -	Optimization	Moderate-	Optimization	Optimization	Aggressive-
	Growth	Conservative	Conservative	Moderate	Growth	Growth
	Portfolio	Portfolio (1)	Portfolio (1)	Portfolio (1)	Portfolio (1)	Portfolio (1)
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$3,764	$34,688	$35,234	$115,661	$81,145	$15,278

Total Investment Income	3,764	34,688	35,234	115,661	81,145	15,278

EXPENSES
Advisory fees	302	1,780	2,111	7,665	6,623	1,436

Service fees (Class I only, see Note 6 in Notes to Financial Statements)	302	3,560	4,222	15,330	13,246	2,872

Support services expenses	9	37	45	159	138	31

Portfolio accounting and tax fees	29	24	27	29	29	27

Shareholder report expenses	5	63	75	272	235	51

Legal and audit fees	7	62	72	254	219	48

Trustees’ fees and expenses	3	19	23	82	70	15

Offering expenses	-	14	14	14	14	14

Other	1	14	17	62	55	12

Total Expenses	658	5,573	6,606	23,867	20,629	4,506

Advisory Fee Waiver (2)	-	(1,780)	(2,111)	(7,665)	(6,623)	(1,436)

Adviser Reimbursement (3)	(118)	-	-	-	-	-

Net Expenses	540	3,793	4,495	16,202	14,006	3,070

NET INVESTMENT INCOME	3,224	30,895	30,739	99,459	67,139	12,208

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment securities from affiliated mutual fund investments	1,731	(439)	(2,813)	(20,626)	(18,874)	(9,858)

Capital gain distributions from affiliated mutual fund investments	3,176	4,252	3,526	10,194	6,502	-

Net Realized Gain (Loss)	4,907	3,813	713	(10,432)	(12,372)	(9,858)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities from affiliated mutual fund investments	(12,250)	(6,385)	(66,527)	(447,829)	(556,732)	(165,401)

Change in Net Unrealized Depreciation	(12,250)	(6,385)	(66,527)	(447,829)	(556,732)	(165,401)

NET LOSS	(7,343)	(2,572)	(65,814)	(458,261)	(569,104)	(175,259)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($4,119)	$28,323	($35,075)	($358,802)	($501,965)	($163,051)

Foreign taxes withheld on dividends and interest	$-	$-	$-	$-	$-	$-

(1)	Operations commenced on May 2, 2011.
(2)	Pacific Life Fund Advisors LLC waived its advisory fees for the Portfolio Optimization Portfolios (see Note 6 in Notes to Financial Statements).
(3)	Pacific Life Fund Advisors LLC reimbursed expenses for the Pacific Dynamix - Growth Portfolio (see Note 7B in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010

	Cash Management Portfolio		Diversified Bond Portfolio		Floating Rate Loan Portfolio
OPERATIONS
Net investment income (loss)	$-	($569)	$101,765	$94,724	$59,782	$61,652

Net realized gain (loss)	(4)	6	91,172	38,716	(402)	(78,146)

Change in net unrealized appreciation (depreciation)	-	-	(12,648)	70,343	(33,134)	89,939

Payment by an affiliate (2)	-	-	-	144	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(4)	(563)	180,289	203,927	26,246	73,445

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	-	(51)	(64,451)	(86,097)	(60,692)	(48,655)

Class P	-	-	(24,179)	-	(13,322)	-

Net realized gains
Class I	-	-	-	-	-	-

Class P	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	-	(51)	(88,630)	(86,097)	(74,014)	(48,655)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	720,592	492,270	58,945	962,799	29,997	125,031

Class P	39	-	3,169,674	-	1,043,685	-

Dividend and distribution reinvestments
Class I	-	51	64,451	86,097	60,692	48,655

Class P	-	-	24,179	-	13,322	-

Cost of shares repurchased
Class I	(750,397)	(788,007)	(2,998,805)	(289,871)	(1,018,268)	(113,850)

Class P	-	-	(311,382)	-	(76,537)	-

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(29,766)	(295,686)	7,062	759,025	52,891	59,836

NET INCREASE (DECREASE) IN NET ASSETS	(29,770)	(296,300)	98,721	876,855	5,123	84,626

NET ASSETS
Beginning of Year	861,260	1,157,560	2,956,901	2,080,046	1,047,233	962,607

End of Year	$831,490	$861,260	$3,055,622	$2,956,901	$1,052,356	$1,047,233

Undistributed/Accumulated Net Investment Income (Loss)	($145)	($145)	$17,144	$11,828	$10,158	$24,391

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
(2)	See Note 7G in Notes to Financial Statements for payment by an affiliate.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011

	High Yield Bond Portfolio		Inflation Managed Portfolio		Inflation Protected Portfolio (2)
OPERATIONS
Net investment income (loss)	$92,767	$91,884	$88,578	$74,941	($950)

Net realized gain	33,551	64,593	305,354	279,260	56,784

Change in net unrealized appreciation (depreciation)	(85,344)	(1,424)	31,041	30,440	42,512

Payment by an affiliate (3)	-	16	-	-	-

Net Increase in Net Assets Resulting from Operations	40,974	155,069	424,973	384,641	98,346

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(68,867)	(88,143)	(76,091)	(92,504)	(510)

Class P	(19,046)	-	(10,061)	-	(24,243)

Net realized gains
Class I	-	-	(205,225)	-	(326)

Class P	-	-	-	-	(24,475)

Net Decrease from Dividends and Distributions to Shareholders	(87,913)	(88,143)	(291,377)	(92,504)	(49,554)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	144,182	130,865	104,878	321,451	56,435

Class P	1,092,067	-	2,247,381	-	1,544,545

Dividend and distribution reinvestments
Class I	68,867	88,143	281,316	92,504	836

Class P	19,046	-	10,061	-	48,718

Cost of shares repurchased
Class I	(1,022,795)	(248,494)	(4,320,130)	(440,759)	(37,480)

Class P	(69,121)	-	(283,626)	-	(215,134)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	232,246	(29,486)	(1,960,120)	(26,804)	1,397,920

NET INCREASE (DECREASE) IN NET ASSETS	185,307	37,440	(1,826,524)	265,333	1,446,712

NET ASSETS
Beginning of Year or Period	1,178,265	1,140,825	4,598,931	4,333,598	-

End of Year or Period	$1,363,572	$1,178,265	$2,772,407	$4,598,931	$1,446,712

Undistributed Net Investment Income	$16,931	$10,153	$40,476	$22,208	$1,580

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
(2)	Operations commenced on May 2, 2011.
(3)	See Note 7G in Notes to Financial Statements for payment by an affiliate.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
					American Funds
	Managed Bond Portfolio		Short Duration Bond Portfolio		Growth Portfolio
OPERATIONS
Net investment income	$209,726	$191,987	$23,218	$24,356	$2,324	$2,908

Net realized gain (loss)	67,134	267,329	2,222	22,683	(64,670)	(52,837)

Change in net unrealized appreciation (depreciation)	(37,866)	38,032	(9,927)	4,880	31,695	205,292

Payment by an affiliate (2)	-	680	-	109	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	238,994	498,028	15,513	52,028	(30,651)	155,363

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(105,416)	(220,347)	(15,061)	(24,398)	(480)	(26)

Class P	(59,211)	-	(8,448)	-	(1,470)	-

Net realized gains
Class I	(214,428)	-	-	-	-	-

Class P	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(379,055)	(220,347)	(23,509)	(24,398)	(1,950)	(26)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	119,524	1,469,164	62,589	317,412	29,679	44,345

Class P	5,011,295	-	1,665,839	-	538,109	-

Shares issued in connection with acquisition (3)
Class I	-	86,296	-	-	-	-

Class P	-	-	-	-	-	-

Dividend and distribution reinvestments
Class I	319,844	220,347	15,061	24,398	480	26

Class P	59,211	-	8,448	-	1,470	-

Cost of shares repurchased
Class I	(5,271,347)	(683,209)	(1,471,602)	(181,799)	(822,549)	(130,689)

Class P	(387,003)	-	(132,630)	-	(48)	-

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(148,476)	1,092,598	147,705	160,011	(252,859)	(86,318)

NET INCREASE (DECREASE) IN NET ASSETS	(288,537)	1,370,279	139,709	187,641	(285,460)	69,019

NET ASSETS
Beginning of Year	6,376,272	5,005,993	1,634,017	1,446,376	996,877	927,858

End of Year	$6,087,735	$6,376,272	$1,773,726	$1,634,017	$711,417	$996,877

Undistributed Net Investment Income	$139,794	$23,174	$1,000	$2,421	N/A	N/A

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
(2)	See Note 7G in Notes to Financial Statements for payment by an affiliate.
(3)	See Note 15 in Notes to Financial Statements for shares issued in connection with acquisition.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	American Funds
	Growth-Income Portfolio		Comstock Portfolio		Dividend Growth Portfolio
OPERATIONS
Net investment income	$15,071	$13,927	$34,091	$26,217	$14,266	$9,795

Net realized gain (loss)	(214,656)	(44,912)	112,339	16,363	17,229	52,880

Change in net unrealized appreciation (depreciation)	176,514	176,372	(186,507)	259,390	3,492	15,518

Net Increase (Decrease) in Net Assets Resulting from Operations	(23,071)	145,387	(40,077)	301,970	34,987	78,193

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(1,980)	-	(12,340)	(25,735)	(5,620)	(9,203)

Class P	(10,150)	-	(14,130)	-	(5,520)	-

Net realized gains
Class I	-	-	(16,362)	-	(52,880)	-

Class P	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(12,130)	-	(42,832)	(25,735)	(64,020)	(9,203)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	13,425	35,913	11,616	31,556	27,193	595,539

Class P	982,214	-	2,147,709	-	918,884	-

Dividend and distribution reinvestments
Class I	1,980	-	28,702	25,735	58,500	9,203

Class P	10,150	-	14,130	-	5,520	-

Cost of shares repurchased
Class I	(1,220,496)	(282,497)	(2,129,067)	(237,601)	(984,468)	(75,636)

Class P	(68)	-	(120,659)	-	(72,559)	-

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(212,795)	(246,584)	(47,569)	(180,310)	(46,930)	529,106

NET INCREASE (DECREASE) IN NET ASSETS	(247,996)	(101,197)	(130,478)	95,925	(75,963)	598,096

NET ASSETS
Beginning of Year	1,395,152	1,496,349	2,203,641	2,107,716	1,080,026	481,930

End of Year	$1,147,156	$1,395,152	$2,073,163	$2,203,641	$1,004,063	$1,080,026

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010

	Equity Index Portfolio		Focused 30 Portfolio		Growth LT Portfolio
OPERATIONS
Net investment income (loss)	$47,602	$50,791	($463)	($379)	$8,344	$9,375

Net realized gain (loss)	(11,745)	(68,120)	11,619	(2,766)	191,447	54,564

Change in net unrealized appreciation (depreciation)	12,491	450,512	(23,353)	15,933	(269,969)	101,003

Payment by an affiliate (2)	-	-	-	9	-	1

Net Increase (Decrease) in Net Assets Resulting from Operations	48,348	433,183	(12,197)	12,797	(70,178)	164,943

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(23,460)	(49,706)	-	-	(4,790)	(17,022)

Class P	(13,610)	-	-	-	(2,070)	-

Net realized gains
Class I	-	-	-	-	(54,565)	-

Class P	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(37,070)	(49,706)	-	-	(61,425)	(17,022)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	50,799	63,193	12,041	23,784	12,497	41,721

Class P	1,733,955	-	10	-	706,083	-

Dividend and distribution reinvestments
Class I	23,460	49,706	-	-	59,355	17,022

Class P	13,610	-	-	-	2,070	-

Cost of shares repurchased
Class I	(1,974,748)	(1,627,107)	(48,036)	(68,189)	(1,197,418)	(188,590)

Class P	(142,256)	-	-	-	(41,956)	-

Net Decrease in Net Assets from Capital Share Transactions	(295,180)	(1,514,208)	(35,985)	(44,405)	(459,369)	(129,847)

NET INCREASE (DECREASE) IN NET ASSETS	(283,902)	(1,130,731)	(48,182)	(31,608)	(590,972)	18,074

NET ASSETS
Beginning of Year	2,642,021	3,772,752	149,301	180,909	1,624,438	1,606,364

End of Year	$2,358,119	$2,642,021	$101,119	$149,301	$1,033,466	$1,624,438

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
(2)	See Note 7G in Notes to Financial Statements for payment by an affiliate.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
					Long/Short Large-Cap
	Large-Cap Growth Portfolio		Large-Cap Value Portfolio		Portfolio
OPERATIONS
Net investment income (loss)	($2,456)	$170	$58,685	$50,264	$10,596	$13,244

Net realized gain	180,858	159,514	78,354	12,869	168,557	165,499

Change in net unrealized appreciation (depreciation)	(156,925)	21,300	9,303	209,967	(210,418)	(3,140)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,477	180,984	146,342	273,100	(31,265)	175,603

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	-	-	(23,810)	(45,824)	(3,210)	(12,248)

Class P	-	-	(21,230)	-	(5,040)	-

Net realized gains
Class I	(159,514)	-	(12,868)	-	(165,499)	-

Class P	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(159,514)	-	(57,908)	(45,824)	(173,749)	(12,248)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	29,937	31,519	28,006	39,898	12,518	46,250

Class P	1,191,978	-	2,717,925	-	1,565,662	-

Dividend and distribution reinvestments
Class I	159,514	-	36,678	45,824	168,709	12,248

Class P	-	-	21,230	-	5,040	-

Cost of shares repurchased
Class I	(1,348,673)	(126,444)	(2,982,407)	(488,733)	(1,609,665)	(100,504)

Class P	(121,534)	-	(180,458)	-	(110,367)	-

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(88,778)	(94,925)	(359,026)	(403,011)	31,897	(42,006)

NET INCREASE (DECREASE) IN NET ASSETS	(226,815)	86,059	(270,592)	(175,735)	(173,117)	121,349

NET ASSETS
Beginning of Year	1,404,213	1,318,154	3,102,910	3,278,645	1,601,862	1,480,513

End of Year	$1,177,398	$1,404,213	$2,832,318	$3,102,910	$1,428,745	$1,601,862

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010

	Main Street Core Portfolio		Mid-Cap Equity Portfolio		Mid-Cap Growth Portfolio
OPERATIONS
Net investment income (loss)	$13,301	$12,961	$8,829	$18,187	($2,873)	$2,870

Net realized gain	61,815	115,329	218,572	268,885	198,906	74,176

Change in net unrealized appreciation (depreciation)	(69,345)	85,414	(321,916)	124,600	(268,190)	266,005

Payment by an affiliate (2)	-	-	-	-	-	20

Net Increase (Decrease) in Net Assets Resulting from Operations	5,771	213,704	(94,515)	411,672	(72,157)	343,071

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(6,760)	(11,435)	(3,100)	(18,274)	-	(2,177)

Class P	(4,050)	-	(3,780)	-	-	-

Net realized gains
Class I	(115,329)	-	(268,886)	-	(74,196)	-

Class P	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(126,139)	(11,435)	(275,766)	(18,274)	(74,196)	(2,177)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	16,545	22,837	19,203	29,254	48,868	58,081

Class P	921,101	-	1,573,316	-	954,082	-

Shares issued in connection with acquisition (3)
Class I	-	229,539	-	-	-	-

Class P	-	-	-	-	-	-

Dividend and distribution reinvestments
Class I	122,089	11,435	271,986	18,274	74,196	2,177

Class P	4,050	-	3,780	-	-	-

Cost of shares repurchased
Class I	(998,571)	(280,289)	(1,728,046)	(334,286)	(1,199,366)	(266,901)

Class P	(83,255)	-	(84,650)	-	(48,178)	-

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,041)	(16,478)	55,589	(286,758)	(170,398)	(206,643)

NET INCREASE (DECREASE) IN NET ASSETS	(138,409)	185,791	(314,692)	106,640	(316,751)	134,251

NET ASSETS
Beginning of Year	1,519,660	1,333,869	2,031,480	1,924,840	1,308,987	1,174,736

End of Year	$1,381,251	$1,519,660	$1,716,788	$2,031,480	$992,236	$1,308,987

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
(2)	See Note 7G in Notes to Financial Statements for payment by an affiliate.
(3)	See Note 15 in Notes to Financial Statements for shares issued in connection with acquisition.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010

	Mid-Cap Value Portfolio		Small-Cap Equity Portfolio		Small-Cap Growth Portfolio
OPERATIONS
Net investment income (loss)	$11,947	$12,972	$9,382	$7,201	($3,342)	($3,307)

Net realized gain	100,829	212,605	43,828	161,635	63,463	78,109

Change in net unrealized appreciation (depreciation)	(170,913)	(8,948)	(88,809)	(13,341)	(77,838)	67,161

Payment by an affiliate (2)	-	-	-	39	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(58,137)	216,629	(35,599)	155,534	(17,717)	141,963

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(32,907)	(11,264)	(2,580)	(6,724)	-	-

Class P	(4,820)	-	(4,490)	-	-	-

Net realized gains
Class I	(212,605)	-	(161,674)	-	(78,108)	-

Class P	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(250,332)	(11,264)	(168,744)	(6,724)	(78,108)	-

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	25,060	43,082	20,075	603,248	26,520	35,402

Class P	1,116,315	-	1,060,100	-	503,364	-

Dividend and distribution reinvestments
Class I	245,512	11,264	164,254	6,724	78,108	-

Class P	4,820	-	4,490	-	-	-

Cost of shares repurchased
Class I	(1,192,980)	(163,316)	(1,068,247)	(380,220)	(594,464)	(124,606)

Class P	(56,824)	-	(64,574)	-	(25,304)	-

Net Increase (Decrease) in Net Assets from Capital Share Transactions	141,903	(108,970)	116,098	229,752	(11,776)	(89,204)

NET INCREASE (DECREASE) IN NET ASSETS	(166,566)	96,395	(88,245)	378,562	(107,601)	52,759

NET ASSETS
Beginning of Year	1,177,255	1,080,860	1,089,369	710,807	658,723	605,964

End of Year	$1,010,689	$1,177,255	$1,001,124	$1,089,369	$551,122	$658,723

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
(2)	See Note 7G in Notes to Financial Statements for payment by an affiliate.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010

	Small-Cap Index Portfolio		Small-Cap Value Portfolio		Health Sciences Portfolio
OPERATIONS
Net investment income (loss)	$3,518	$4,204	$8,669	$11,735	($1,234)	($571)

Net realized gain (loss)	10,126	(16,286)	49,014	81,507	7,834	8,411

Change in net unrealized appreciation (depreciation)	(34,979)	121,192	(42,569)	52,456	5,124	11,301

Payment by an affiliate (2)	-	9	-	-	-	7

Net Increase (Decrease) in Net Assets Resulting from Operations	(21,335)	109,119	15,114	145,698	11,724	19,148

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(2,340)	(3,860)	(4,220)	(11,689)	-	-

Class P	(230)	-	(2,650)	-	-	-

Net realized gains
Class I	-	-	(81,508)	-	(8,420)	-

Class P	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(2,570)	(3,860)	(88,378)	(11,689)	(8,420)	-

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	30,602	46,861	32,450	53,496	43,552	26,425

Class P	62,580	-	361,891	-	10	-

Dividend and distribution reinvestments
Class I	2,340	3,860	85,728	11,689	8,420	-

Class P	230	-	2,650	-	-	-

Cost of shares repurchased
Class I	(163,525)	(113,587)	(500,947)	(269,016)	(37,593)	(29,588)

Class P	(4,158)	-	(26,664)	-	-	-

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(71,931)	(62,866)	(44,892)	(203,831)	14,389	(3,163)

NET INCREASE (DECREASE) IN NET ASSETS	(95,836)	42,393	(118,156)	(69,822)	17,693	15,985

NET ASSETS
Beginning of Year	507,364	464,971	612,770	682,592	105,993	90,008

End of Year	$411,528	$507,364	$494,614	$612,770	$123,686	$105,993

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
(2)	See Note 7G in Notes to Financial Statements for payment by an affiliate.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010

	Real Estate Portfolio		Technology Portfolio		Emerging Markets Portfolio
OPERATIONS
Net investment income (loss)	$2,858	$4,686	($425)	($601)	$14,327	$12,670

Net realized gain	49,991	23,430	6,979	16,460	181,305	210,796

Change in net unrealized appreciation (depreciation)	(15,078)	137,398	(11,110)	(1,001)	(510,526)	174,855

Payment by an affiliate (2)	-	-	-	19	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	37,771	165,514	(4,556)	14,877	(314,894)	398,321

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	-	(7,983)	-	-	(17,154)	(18,213)

Class P	(3,270)	-	-	-	(3,964)	-

Net realized gains
Class I	(23,429)	-	(16,479)	-	-	-

Class P	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(26,699)	(7,983)	(16,479)	-	(21,118)	(18,213)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	57,333	36,629	29,017	25,583	69,096	96,896

Class P	373,453	-	10	-	1,243,522	-

Dividend and distribution reinvestments
Class I	23,429	7,983	16,479	-	17,154	18,213

Class P	3,270	-	-	-	3,964	-

Cost of shares repurchased
Class I	(468,431)	(188,419)	(42,324)	(32,294)	(1,390,570)	(374,475)

Class P	(30,711)	-	-	-	(62,759)	-

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(41,657)	(143,807)	3,182	(6,711)	(119,593)	(259,366)

NET INCREASE (DECREASE) IN NET ASSETS	(30,585)	13,724	(17,853)	8,166	(455,605)	120,742

NET ASSETS
Beginning of Year	624,299	610,575	90,260	82,094	1,853,299	1,732,557

End of Year	$593,714	$624,299	$72,407	$90,260	$1,397,694	$1,853,299

Accumulated Net Investment Loss	N/A	N/A	N/A	N/A	($8,331)	($3,137)

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
(2)	See Note 7G in Notes to Financial Statements for payment by an affiliate.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	International Large-Cap		International Small-Cap
	Portfolio		Portfolio		International Value Portfolio
OPERATIONS
Net investment income	$40,972	$31,260	$21,055	$11,015	$44,469	$32,996

Net realized gain (loss)	28,122	(59,448)	73,721	63,411	(133,961)	(102,792)

Change in net unrealized appreciation (depreciation)	(308,189)	260,343	(249,800)	128,950	(118,295)	98,644

Payment by an affiliate (2)	-	-	-	-	-	8

Net Increase (Decrease) in Net Assets Resulting from Operations	(239,095)	232,155	(155,024)	203,376	(207,787)	28,856

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(30,068)	(25,770)	(24,193)	(22,933)	(45,380)	(44,310)

Class P	(8,479)	-	(7,063)	-	(7,484)	-

Net realized gains
Class I	-	-	-	-	-	-

Class P	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(38,547)	(25,770)	(31,256)	(22,933)	(52,864)	(44,310)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	65,315	54,118	14,342	32,159	31,337	41,167

Class P	2,190,840	-	1,287,789	-	1,369,823	-

Dividend and distribution reinvestments
Class I	30,068	25,770	24,193	22,933	45,380	44,310

Class P	8,479	-	7,063	-	7,484	-

Cost of shares repurchased
Class I	(2,192,234)	(408,549)	(988,247)	(127,968)	(1,377,742)	(500,272)

Class P	(109,429)	-	(64,924)	-	(68,558)	-

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,961)	(328,661)	280,216	(72,876)	7,724	(414,795)

NET INCREASE (DECREASE) IN NET ASSETS	(284,603)	(122,276)	93,936	107,567	(252,927)	(430,249)

NET ASSETS
Beginning of Year	2,479,381	2,601,657	994,606	887,039	1,663,482	2,093,731

End of Year	$2,194,778	$2,479,381	$1,088,542	$994,606	$1,410,555	$1,663,482

Undistributed/Accumulated Net Investment Income (Loss)	$9,895	$7,090	($176)	$1,769	$21,936	$19,380

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
(2)	See Note 7G in Notes to Financial Statements for payment by an affiliate.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)
(In thousands)

	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	American Funds		Pacific Dynamix - Conservative		Pacific Dynamix - Moderate
	Asset Allocation Portfolio		Growth Portfolio		Growth Portfolio
OPERATIONS
Net investment income	$4,291	$3,398	$3,465	$2,164	$6,529	$2,400

Net realized gain	5,405	3,462	7,186	3,681	7,476	3,993

Change in net unrealized appreciation (depreciation)	(8,343)	15,723	(5,468)	1,647	(14,033)	7,543

Net Increase (Decrease) in Net Assets Resulting from Operations	1,353	22,583	5,183	7,492	(28)	13,936

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class I	(8,392)	-	(3,468)	(2,170)	(6,532)	(2,402)

Net realized gains - Class I	(3,462)	-	(7,041)	(2,439)	(4,894)	(2,152)

Net Decrease from Dividends and Distributions to Shareholders	(11,854)	-	(10,509)	(4,609)	(11,426)	(4,554)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	72,926	84,539	56,815	93,280	151,612	83,075

Dividend and distribution reinvestments - Class I	11,854	-	10,509	4,609	11,426	4,554

Cost of shares repurchased - Class I	(24,408)	(17,971)	(57,281)	(12,643)	(20,267)	(9,212)

Net Increase in Net Assets from Capital Share Transactions	60,372	66,568	10,043	85,246	142,771	78,417

NET INCREASE IN NET ASSETS	49,871	89,151	4,717	88,129	131,317	87,799

NET ASSETS
Beginning of Year	228,288	139,137	129,774	41,645	158,070	70,271

End of Year	$278,159	$228,288	$134,491	$129,774	$289,387	$158,070

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

					Portfolio Optimization
	Pacific Dynamix - Growth		Portfolio Optimization		Moderate-Conservative
	Portfolio		Conservative Portfolio (2)		Portfolio (2)
OPERATIONS
Net investment income	$3,224	$1,202	$30,895		$30,739

Net realized gain	4,907	4,435	3,813		713

Change in net unrealized appreciation (depreciation)	(12,250)	5,382	(6,385)		(66,527)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,119)	11,019	28,323		(35,075)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class I	(3,224)	(1,205)	(30,880)		(30,724)

Net realized gains - Class I	(3,323)	(2,923)	(376)		-

Net Decrease from Dividends and Distributions to Shareholders	(6,547)	(4,128)	(31,256)		(30,724)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	94,708	60,056	3,865,473		4,379,619

Dividend and distribution reinvestments - Class I	6,547	4,128	31,256		30,724

Cost of shares repurchased - Class I	(10,140)	(16,005)	(341,692)		(306,095)

Net Increase in Net Assets from Capital Share Transactions	91,115	48,179	3,555,037		4,104,248

NET INCREASE IN NET ASSETS	80,449	55,070	3,552,104		4,038,449

NET ASSETS
Beginning of Year or Period	108,426	53,356	-		-

End of Year or Period	$188,875	$108,426	$3,552,104		$4,038,449

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A		N/A

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P. All portfolios presented on this Statements of Changes in Net Assets offer Class I shares only (see Note 1 in Notes to Financial Statements).
(2)	Operations commenced on May 2, 2011.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)
(In thousands)

	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2011	2011	2011
	Portfolio Optimization	Portfolio Optimization	Portfolio Optimization Aggressive-Growth
	Moderate Portfolio (2)	Growth Portfolio (2)	Portfolio (2)
OPERATIONS
Net investment income	$99,459	$67,139	$12,208

Net realized loss	(10,432)	(12,372)	(9,858)

Change in net unrealized depreciation	(447,829)	(556,732)	(165,401)

Net Decrease in Net Assets Resulting from Operations	(358,802)	(501,965)	(163,051)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class I	(99,410)	(67,107)	(12,202)

Net realized gains - Class I	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(99,410)	(67,107)	(12,202)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	16,043,212	13,967,454	3,135,312

Dividend and distribution reinvestments - Class I	99,410	67,107	12,202

Cost of shares repurchased - Class I	(1,171,677)	(923,574)	(309,523)

Net Increase in Net Assets from Capital Share Transactions	14,970,945	13,110,987	2,837,991

NET INCREASE IN NET ASSETS	14,512,733	12,541,915	2,662,738

NET ASSETS
Beginning of Period	-	-	-

End of Period	$14,512,733	$12,541,915	$2,662,738

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P. All portfolios presented on this Statements of Changes in Net Assets offer Class I shares only (see Note 1 in Notes to Financial Statements).
(2)	Operations commenced on May 2, 2011.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENT OF CASH FLOWS (1)
FOR THE YEAR ENDED DECEMBER 31, 2011

(In thousands)	Long/Short
Large-Cap
Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	($31,265)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(2,900,331)

Proceeds from disposition of long-term securities	3,042,968

Purchases to cover securities sold short	(851,409)

Proceeds from securities sold short	853,280

Purchases of short-term securities, net	(12,600)

Increase in cash collateral received for securities on loan	(20,552)

Increase in dividends and interest receivable	(629)

Increase in receivable for securities sold	(1,414)

Increase in payable upon return of securities loaned (2)	20,552

Increase in payable for securities purchased	2,905

Increase in accrued advisory fees	26

Decrease in accrued service fees	(34)

Decrease in accrued support service expenses	(22)

Increase in accrued custodian, and portfolio accounting and tax fees	10

Increase in accrued shareholder report expenses	31

Increase in accrued dividends and interest payable (3)	623

Decrease in accrued other payables	(54)

Change in net unrealized depreciation on investments	210,297

Net realized gain on investment securities	(169,581)

Decrease in variation margin on futures contracts	51

Net amortization on investments	10

Net cash provided by operating activities	142,862

CASH FLOWS FROM FINANCING ACTIVITIES (4):
Proceeds from shares sold	1,578,187

Payments on shares redeemed	(1,720,001)

Net cash used in financing activities	(141,814)

NET INCREASE IN CASH	1,048

CASH:
Beginning of Year	-

End of Year	$1,048

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The Long/Short Large-Cap Portfolio has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other portfolios have met the exemption criteria.
(2)	Cash collateral is received by the Long/Short Large-Cap Portfolio for securities on loan which is used as collateral to cover securities sold short and is therefore uninvested (See Note 8 in Notes to Financial Statements).
(3)	Interest paid by the Long/Short Large-Cap Portfolio was $2,029.
(4)	Reinvestment of dividends for the Long/Short Large-Cap Portfolio was $173,749.

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

																		Ratio of
																		Net
																		Investment
																Ratio of	Ratio of	Income
																Expenses	Expenses	(Loss)
	Net											Net			Net	Before	After	After
	Asset											Asset			Assets,	Expense	Expense	Expense
	Value,	Net	Net		Total		Distributions		Distributions			Value,			End of	Reductions	Reductions	Reductions
	Beginning of	Investment	Realized		from		from Net		from			End of			Year or	to Average	to Average	To Average	Portfolio
	Year or	Income	and Unrealized		Investment		Investment		Capital	Total		Year or	Total		Period	Net	Net	Net	Turnover
For the Year or Period Ended	Period	(Loss)	Gain (Loss)		Operations		Income		Gains	Distributions		Period	Returns (2)		(in thousands)	Assets (3)	Assets (3), (4)	Assets (3)	Rates
Cash Management
Class I
2011	$10.09	$-	($-	) (5)	($-	) (5)	$-		$-	$-		$10.09	0.00%		$831,451	0.37%	0.14%	0.00%	NA
2010	10.09	(0.01)	0.01		(-	) (5)	(-	) (5)	-	(-	) (5)	10.09	(0.05%)		861,260	0.37%	0.32%	(0.06%)	NA
2009	10.10	0.02	(0.01)		0.01		(0.02)		-	(0.02)		10.09	0.17%		1,157,560	0.36%	0.36%	0.20%	NA
2008	10.08	0.23	0.01		0.24		(0.22)		-	(0.22)		10.10	2.36%		1,658,923	0.35%	0.35%	2.29%	NA
2007	10.08	0.49	(-	) (5)	0.49		(0.49)		-	(0.49)		10.08	4.99%		1,047,501	0.36%	0.35%	4.83%	NA
Class P
2011 (6)	10.09	-	-		-		-		-	-		10.09	0.00%		39	0.17%	0.11%	0.00%	NA

Diversified Bond
Class I
2011	$10.01	$0.34	$0.25		$0.59		($2.74)		$-	($2.74)		$7.86	5.94%		$106,167	0.66%	0.66%	3.36%	701.34%
2010	9.54	0.35	0.41	(7)	0.76		(0.29)		-	(0.29)		10.01	8.04	% (7)	2,956,901	0.63%	0.63%	3.48%	889.86%
2009	8.63	0.35	0.89		1.24		(0.33)		-	(0.33)		9.54	14.13%		2,080,046	0.64%	0.64%	3.79%	515.78%
2008	9.77	0.42	(1.19)		(0.77)		(0.37)		-	(0.37)		8.63	(7.80%)		1,859,147	0.63%	0.63%	4.50%	720.07%
2007	10.15	0.50	(0.38)		0.12		(0.48)		(0.02)	(0.50)		9.77	1.32%		2,021,197	0.63%	0.63%	5.02%	925.04%
Class P
2011 (6)	10.24	0.23	0.16		0.39		(0.19)		-	(0.19)		10.44	3.85%		2,949,455	0.45%	0.45%	3.36%	701.34%

Floating Rate Loan
Class I
2011	$7.50	$0.47	($0.29)		$0.18		($1.98)		$-	($1.98)		$5.70	2.50%		$79,461	1.02%	0.92%	6.22%	80.75%
2010	7.32	0.45	0.08		0.53		(0.35)		-	(0.35)		7.50	7.27%		1,047,233	1.03%	0.97%	6.03%	97.23%
2009	6.16	0.31	1.17		1.48		(0.32)		-	(0.32)		7.32	24.31%		962,607	1.02%	1.02%	4.44%	71.37%
2008	9.41	0.62	(3.28)		(2.66)		(0.59)		-	(0.59)		6.16	(29.28%)		657,136	1.02%	1.02%	7.35%	32.13%
2007 (8)	10.00	0.43	(0.62)		(0.19)		(0.40)		-	(0.40)		9.41	(1.86%)		772,538	1.03%	1.03%	6.56%	12.05%
Class P
2011 (6)	7.67	0.26	(0.24)		0.02		(0.24)		-	(0.24)		7.45	0.32%		972,895	0.79%	0.69%	5.14%	80.75%

High Yield Bond
Class I
2011	$6.41	$0.48	($0.26)		$0.22		($0.76)		$-	($0.76)		$5.87	3.42%		$340,009	0.64%	0.64%	7.33%	91.42%
2010	6.06	0.51	0.34	(7)	0.85		(0.50)		-	(0.50)		6.41	14.52	% (7)	1,178,265	0.63%	0.63%	8.06%	120.48%
2009	4.66	0.50	1.33		1.83		(0.43)		-	(0.43)		6.06	39.87%		1,140,825	0.64%	0.64%	9.05%	112.27%
2008	6.58	0.50	(1.92)		(1.42)		(0.50)		-	(0.50)		4.66	(22.20%)		651,950	0.63%	0.63%	8.35%	43.18%
2007	6.93	0.53	(0.36)		0.17		(0.52)		-	(0.52)		6.58	2.44%		792,270	0.63%	0.63%	7.67%	40.57%
Class P
2011 (6)	6.76	0.31	(0.43)		(0.12)		(0.30)		-	(0.30)		6.34	(1.79%)		1,023,563	0.43%	0.43%	7.32%	91.42%

Inflation Managed
Class I
2011	$11.80	$0.32	$1.03		$1.35		($0.75)		($0.55)	($1.30)		$11.85	11.85%		$686,265	0.64%	0.64%	2.68%	430.18%
2010	11.06	0.19	0.78		0.97		(0.23)		-	(0.23)		11.80	8.78%		4,598,931	0.63%	0.63%	1.63%	406.13%
2009	9.94	0.27	1.74		2.01		(0.44)		(0.45)	(0.89)		11.06	20.80%		4,333,598	0.64%	0.64%	2.56%	623.14%
2008	11.35	0.44	(1.47)		(1.03)		(0.32)		(0.06)	(0.38)		9.94	(9.34%)		3,983,585	0.64%	0.63%	3.91%	1,070.59%
2007	10.75	0.51	0.56		1.07		(0.47)		-	(0.47)		11.35	10.14%		4,752,429	0.62%	0.62%	4.64%	916.41%
Class P
2011 (6)	12.36	0.15	0.70		0.85		(0.12)		-	(0.12)		13.09	6.94%		2,086,142	0.43%	0.43%	1.69%	430.18%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued) (1)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

																	Ratio of
																	Net
																	Investment
															Ratio of	Ratio of	Income
															Expenses	Expenses	(Loss)
	Net										Net			Net	Before	After	After
	Asset										Asset			Assets,	Expense	Expense	Expense
	Value,	Net	Net		Total	Distributions		Distributions			Value,			End of	Reductions	Reductions	Reductions
	Beginning of	Investment	Realized		from	from Net		from			End of			Year or	to Average	to Average	To Average	Portfolio
	Year or	Income	and Unrealized		Investment	Investment		Capital	Total		Year or	Total		Period	Net	Net	Net	Turnover
For the Year or Period Ended	Period	(Loss)	Gain (Loss)		Operations	Income		Gains	Distributions		Period	Returns (2)		(in thousands)	Assets (3)	Assets (3), (4)	Assets (3)	Rates
Inflation Protected (9)
Class I
2011	$10.00	$0.14	$0.66		$0.80	($0.29)		($0.18)	($0.47)		$10.33	8.08%		$19,509	0.58%	0.58%	2.08%	226.31%
Class P
2011 (6)	10.00	(0.01)	0.81		0.80	(0.18)		(0.18)	(0.36)		10.44	8.10%		1,427,203	0.38%	0.38%	(0.15%)	226.31%

Managed Bond
Class I
2011	$11.67	$0.36	$0.08		$0.44	($0.71)		($0.41)	($1.12)		$10.99	3.84%		$1,420,022	0.64%	0.64%	3.07%	588.84%
2010	11.08	0.37	0.62	(7)	0.99	(0.40)		-	(0.40)		11.67	8.96	% (7)	6,376,272	0.63%	0.63%	3.20%	618.75%
2009	10.52	0.55	1.54		2.09	(0.75)		(0.78)	(1.53)		11.08	21.01%		5,005,993	0.64%	0.64%	5.03%	744.21%
2008	11.34	0.60	(0.80)		(0.20)	(0.51)		(0.11)	(0.62)		10.52	(1.71%)		4,409,227	0.64%	0.64%	5.39%	1,137.03%
2007	10.92	0.52	0.40		0.92	(0.49)		(0.01)	(0.50)		11.34	8.53%		4,819,028	0.64%	0.63%	4.76%	1,041.87%
Class P
2011 (6)	11.96	0.30	(0.14)		0.16	(0.15)		-	(0.15)		11.97	1.41%		4,667,713	0.44%	0.44%	3.77%	588.84%

Short Duration Bond
Class I
2011	$9.45	$0.11	($0.03)		$0.08	($0.33)		$-	($0.33)		$9.20	0.87%		$240,422	0.66%	0.66%	1.16%	229.73%
2010	9.27	0.14	0.18	(7)	0.32	(0.14)		-	(0.14)		9.45	3.40	% (7)	1,634,017	0.63%	0.63%	1.52%	170.58%
2009	8.81	0.28	0.46		0.74	(0.28)		-	(0.28)		9.27	8.66%		1,446,376	0.64%	0.64%	3.06%	181.12%
2008	9.65	0.36	(0.84)		(0.48)	(0.36)		-	(0.36)		8.81	(5.09%)		1,572,389	0.63%	0.63%	3.80%	117.51%
2007	9.66	0.43	(-	) (5)	0.43	(0.44)		-	(0.44)		9.65	4.47%		1,561,502	0.62%	0.62%	4.49%	64.84%
Class P
2011 (6)	9.51	0.10	(0.07)		0.03	(0.09)		-	(0.09)		9.45	0.34%		1,533,304	0.46%	0.46%	1.58%	229.73%

American Funds Growth (10)
Class I
2011	$8.42	$0.01	($0.40)		($0.39)	($0.02)		$-	($0.02)		$8.01	(4.66%)		$203,021	0.97%	0.63%	0.09%	3.15%
2010	7.12	0.02	1.28		1.30	(-	) (5)	-	(-	) (5)	8.42	18.26%		996,877	0.97%	0.63%	0.32%	4.44%
2009	6.87	0.01	2.23		2.24	(0.01)		(1.98)	(1.99)		7.12	38.86%		927,858	0.98%	0.64%	0.10%	6.22%
2008	14.40	0.07	(5.70)		(5.63)	(0.06)		(1.84)	(1.90)		6.87	(44.19%)		1,186,214	0.96%	0.62%	0.62%	5.66%
2007	12.92	0.06	1.48		1.54	(0.06)		-	(0.06)		14.40	11.93%		1,558,464	0.96%	0.53%	0.44%	27.54%
Class P
2011 (6)	9.19	0.04	(1.20)		(1.16)	(0.02)		-	(0.02)		8.01	(12.58%)		508,396	0.77%	0.42%	0.67%	3.15%

American Funds Growth-Income (10)
Class I
2011	$9.34	$0.03	($0.24)		($0.21)	($0.10)		$-	($0.10)		$9.03	(2.24%)		$189,047	0.96%	0.63%	0.31%	2.35%
2010	8.41	0.09	0.84		0.93	(-	) (5)	-	(-	) (5)	9.34	11.03%		1,395,152	0.96%	0.62%	1.02%	3.50%
2009	7.27	0.09	1.97		2.06	(0.09)		(0.83)	(0.92)		8.41	30.74%		1,496,349	0.97%	0.63%	1.23%	6.40%
2008	12.47	0.14	(4.75)		(4.61)	(0.14)		(0.45)	(0.59)		7.27	(38.08%)		1,158,811	0.96%	0.62%	1.32%	15.79%
2007	12.07	0.17	0.39		0.56	(0.16)		-	(0.16)		12.47	4.66%		2,072,241	0.95%	0.54%	1.36%	2.21%
Class P
2011 (6)	10.01	0.16	(1.02)		(0.86)	(0.10)		-	(0.10)		9.05	(8.63%)		958,109	0.76%	0.41%	2.60%	2.35%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued) (1)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

														Ratio of
														Net
														Investment
												Ratio of	Ratio of	Income
												Expenses	Expenses	(Loss)
	Net							Net			Net	Before	After	After
	Asset							Asset			Assets,	Expense	Expense	Expense
	Value,	Net	Net	Total	Distributions	Distributions		Value,			End of	Reductions	Reductions	Reductions
	Beginning of	Investment	Realized	from	from Net	from		End of			Year or	to Average	to Average	To Average	Portfolio
	Year or	Income	and Unrealized	Investment	Investment	Capital	Total	Year or	Total		Period	Net	Net	Net	Turnover
For the Year or Period Ended	Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	Period	Returns (2)		(in thousands)	Assets (3)	Assets (3), (4)	Assets (3)	Rates
Comstock
Class I
2011	$8.61	$0.12	($0.30)	($0.18)	($0.90)	($0.07)	($0.97)	$7.46	(2.11%)		$115,096	0.93%	0.91%	1.34%	27.37%
2010	7.55	0.10	1.06	1.16	(0.10)	-	(0.10)	8.61	15.42%		2,203,641	0.92%	0.92%	1.27%	18.86%
2009	5.94	0.10	1.60	1.70	(0.09)	-	(0.09)	7.55	28.68%		2,107,716	0.93%	0.93%	1.51%	33.85%
2008	10.22	0.17	(3.82)	(3.65)	(0.18)	(0.45)	(0.63)	5.94	(36.79%)		1,479,533	0.92%	0.92%	2.05%	55.85%
2007	10.69	0.18	(0.50)	(0.32)	(0.15)	-	(0.15)	10.22	(3.01%)		2,631,070	0.93%	0.92%	1.61%	25.01%
Class P
2011 (6)	9.45	0.10	(1.10)	(1.00)	(0.06)	-	(0.06)	8.39	(10.56%)		1,958,067	0.73%	0.71%	1.86%	27.37%

Dividend Growth
Class I
2011	$9.73	$0.12	$0.20	$0.32	($0.34)	($0.50)	($0.84)	$9.21	3.27%		$156,119	0.91%	0.91%	1.16%	15.74%
2010	8.86	0.11	0.84	0.95	(0.08)	-	(0.08)	9.73	10.77%		1,080,026	0.90%	0.90%	1.20%	68.99%
2009	6.80	0.10	2.10	2.20	(0.14)	-	(0.14)	8.86	32.40%		481,930	0.90%	0.90%	1.43%	56.09%
2008	13.50	0.11	(4.75)	(4.64)	(0.11)	(1.95)	(2.06)	6.80	(39.07%)		680,143	0.89%	0.89%	1.02%	46.85%
2007	13.44	0.10	0.06	0.16	(0.10)	-	(0.10)	13.50	1.19%		1,518,700	0.89%	0.89%	0.72%	44.56%
Class P
2011 (6)	10.61	0.11	(0.65)	(0.54)	(0.07)	-	(0.07)	10.00	(5.12%)		847,944	0.71%	0.71%	1.65%	15.74%

Equity Index
Class I
2011	$27.47	$0.49	$- (5)	$0.49	($0.85)	$-	($0.85)	$27.11	1.82%		$765,898	0.29%	0.29%	1.74%	3.91%
2010	24.38	0.44	3.17	3.61	(0.52)	-	(0.52)	27.47	14.81%		2,642,021	0.28%	0.28%	1.75%	5.23%
2009	19.59	0.44	4.72	5.16	(0.37)	-	(0.37)	24.38	26.36%		3,772,752	0.28%	0.28%	2.04%	4.53%
2008	33.65	0.59	(12.78)	(12.19)	(0.53)	(1.34)	(1.87)	19.59	(37.35%)		1,738,885	0.28%	0.28%	2.17%	6.21%
2007	32.59	0.60	1.11	1.71	(0.65)	-	(0.65)	33.65	5.23%		2,123,411	0.27%	0.27%	1.76%	5.19%
Class P
2011 (6)	29.93	0.39	(2.32)	(1.93)	(0.24)	-	(0.24)	27.76	(6.43%)		1,592,221	0.09%	0.09%	2.17%	3.91%

Focused 30
Class I
2011	$12.49	($0.04)	($1.17)	($1.21)	$-	$-	$-	$11.28	(9.70%)		$101,110	1.10%	1.10%	(0.36%)	46.78%
2010	11.32	(0.03)	1.20 (7)	1.17	-	-	-	12.49	10.35	% (7)	149,301	0.99%	0.99%	(0.24%)	36.37%
2009	7.53	(0.01)	3.80	3.79	-	-	-	11.32	50.43%		180,909	0.97%	0.96%	(0.12%)	35.37%
2008	16.12	(0.01)	(7.64)	(7.65)	(0.01)	(0.93)	(0.94)	7.53	(50.14%)		355,475	0.96%	0.96%	(0.05%)	62.01%
2007	12.27	0.07	3.83	3.90	(0.05)	-	(0.05)	16.12	31.84%		374,199	0.96%	0.96%	0.51%	24.37%
Class P
2011 (6)	13.21	(0.02)	(1.89)	(1.91)	-	-	-	11.30	(14.48%)		9	0.94%	0.94%	(0.22%)	46.78%

Growth LT
Class I
2011	$19.85	$0.12	($1.28)	($1.16)	($0.21)	($0.70)	($0.91)	$17.78	(6.06%)		$404,884	0.79%	0.79%	0.58%	91.34%
2010	18.04	0.11	1.90 (7)	2.01	(0.20)	-	(0.20)	19.85	11.24	% (7)	1,624,438	0.78%	0.78%	0.61%	46.73%
2009	13.29	0.09	4.82	4.91	(0.16)	-	(0.16)	18.04	37.28%		1,606,364	0.78%	0.78%	0.60%	59.65%
2008	26.10	0.13	(9.78)	(9.65)	(0.10)	(3.06)	(3.16)	13.29	(40.95%)		1,247,198	0.78%	0.78%	0.68%	68.02%
2007	22.66	0.16	3.39	3.55	(0.11)	-	(0.11)	26.10	15.63%		1,956,132	0.78%	0.77%	0.66%	66.24%
Class P
2011 (6)	21.27	0.09	(2.69)	(2.60)	(0.06)	-	(0.06)	18.61	(12.19%)		628,582	0.60%	0.60%	0.74%	91.34%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued) (1)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

																		Ratio of
																		Net
																		Investment
														Ratio of		Ratio of		Income
														Expenses		Expenses		(Loss)
	Net										Net		Net	Before		After		After
	Asset										Asset		Assets,	Expense		Expense		Expense
	Value,	Net		Net	Total	Distributions		Distributions			Value,		End of	Reductions		Reductions		Reductions
	Beginning of	Investment		Realized	from	from Net		from			End of		Year or	to Average		to Average		To Average	Portfolio
	Year or	Income		and Unrealized	Investment	Investment		Capital	Total		Year or	Total	Period	Net		Net		Net	Turnover
For the Year or Period Ended	Period	(Loss)		Gain (Loss)	Operations	Income		Gains	Distributions		Period	Returns (2)	(in thousands)	Assets (3)		Assets (3), (4)		Assets (3)	Rates
Large-Cap Growth
Class I
2011	$5.92	($0.02)		$0.11	$0.09	$-		($0.72)	($0.72)		$5.29	1.07%	$124,777	0.94%		0.92%		(0.26%)	76.24%
2010	5.17	-	(5)	0.75	0.75	-		-	-		5.92	14.53%	1,404,213	0.93%		0.91%		0.01%	98.13%
2009	3.68	-	(5)	1.49	1.49	(-	) (5)	-	(-	) (5)	5.17	40.50%	1,318,154	0.95%		0.94%		0.06%	119.32%
2008	9.38	(0.01)		(4.02)	(4.03)	-		(1.67)	(1.67)		3.68	(50.47%)	532,148	0.94%		0.94%		(0.15%)	184.06%
2007	7.71	(0.01)		1.68	1.67	-		-	-		9.38	21.63%	1,027,136	0.95%		0.95%		(0.17%)	149.35%
Class P
2011 (6)	6.52	(-	)(5)	(0.52)	(0.52)	-		-	-		6.00	(8.01%)	1,052,621	0.74%		0.72%		(0.08%)	76.24%

Large-Cap Value
Class I
2011	$11.29	$0.21		$0.32	$0.53	($0.95)		($0.05)	($1.00)		$10.82	4.72%	$295,579	0.82%		0.82%		1.76%	16.18%
2010	10.50	0.17		0.79	0.96	(0.17)		-	(0.17)		11.29	9.08%	3,102,910	0.82%		0.82%		1.66%	17.37%
2009	8.68	0.21		1.80	2.01	(0.19)		-	(0.19)		10.50	23.13%	3,278,645	0.82%		0.82%		2.23%	20.75%
2008	14.21	0.21		(5.03)	(4.82)	(0.21)		(0.50)	(0.71)		8.68	(34.80%)	2,065,312	0.82%		0.82%		1.80%	37.42%
2007	13.89	0.19		0.30	0.49	(0.17)		-	(0.17)		14.21	3.54%	3,057,065	0.83%		0.83%		1.28%	19.19%
Class P
2011 (6)	12.48	0.17		(0.81)	(0.64)	(0.10)		-	(0.10)		11.74	(5.18%)	2,536,739	0.62%		0.62%		2.24%	16.18%

Long/Short Large-Cap
Class I
2011	$9.24	$0.05		($0.24)	($0.19)	($0.99)		($1.01)	($2.00)		$7.05	(2.60%)	$26,085	1.80	% (11)	1.72	% (11)	0.50%	245.57	% (11)
2010	8.30	0.08		0.93	1.01	(0.07)		-	(0.07)		9.24	12.22%	1,601,862	1.70	% (11)	1.58	% (11)	0.89%	245.15	% (11)
2009	6.55	0.07		1.74	1.81	(0.06)		-	(0.06)		8.30	27.56%	1,480,513	1.68	% (11)	1.53	% (11)	0.95%	267.22	% (11)
2008 (12)	10.00	0.05		(3.45)	(3.40)	(0.05)		-	(0.05)		6.55	(33.98%)	727,357	1.76	% (11)	1.63	% (11)	0.95%	181.49	% (11)
Class P
2011 (6)	10.08	0.05		(1.09)	(1.04)	(0.03)		-	(0.03)		9.01	(10.34%)	1,402,660	1.95	% (11)	1.95	% (11)	0.90%	245.57	% (11)

Main Street Core
Class I
2011	$19.40	$0.16		($0.07)	$0.09	($0.23)		($1.55)	($1.78)		$17.71	0.48%	$528,925	0.70%		0.70%		0.83%	43.35%
2010	16.83	0.18		2.54	2.72	(0.15)		-	(0.15)		19.40	16.14%	1,519,660	0.68%		0.68%		1.02%	61.54%
2009	13.19	0.20		3.67	3.87	(0.23)		-	(0.23)		16.83	29.36%	1,333,869	0.68%		0.68%		1.43%	122.82%
2008	24.96	0.27		(9.12)	(8.85)	(0.26)		(2.66)	(2.92)		13.19	(38.87%)	1,431,141	0.68%		0.68%		1.39%	132.71%
2007	24.19	0.32		0.75	1.07	(0.30)		-	(0.30)		24.96	4.40%	2,552,874	0.67%		0.67%		1.26%	107.84%
Class P
2011 (6)	20.50	0.14		(1.12)	(0.98)	(0.09)		-	(0.09)		19.43	(4.79%)	852,326	0.49%		0.49%		1.13%	43.35%

Mid-Cap Equity
Class I
2011	$14.72	$0.05		($0.69)	($0.64)	($0.12)		($2.09)	($2.21)		$11.87	(5.40%)	$321,413	0.92%		0.92%		0.33%	78.35%
2010	12.03	0.12		2.70	2.82	(0.13)		-	(0.13)		14.72	23.49%	2,031,480	0.88%		0.88%		0.96%	70.08%
2009	8.70	0.09		3.36	3.45	(0.12)		-	(0.12)		12.03	39.65%	1,924,840	0.88%		0.88%		0.98%	70.53%
2008	17.16	0.22		(6.14)	(5.92)	(0.20)		(2.34)	(2.54)		8.70	(39.00%)	2,707,175	0.88%		0.88%		1.62%	90.83%
2007	17.68	0.15		(0.53)	(0.38)	(0.14)		-	(0.14)		17.16	(2.15%)	4,392,608	0.87%		0.87%		0.78%	78.69%
Class P
2011 (6)	15.91	0.06		(2.02)	(1.96)	(0.04)		-	(0.04)		13.91	(12.35%)	1,395,375	0.72%		0.72%		0.69%	78.35%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued) (1)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

														Ratio of
														Net
														Investment
												Ratio of	Ratio of	Income
												Expenses	Expenses	(Loss)
	Net							Net			Net	Before	After	After
	Asset							Asset			Assets,	Expense	Expense	Expense
	Value,	Net	Net	Total	Distributions	Distributions		Value,			End of	Reductions	Reductions	Reductions
	Beginning of	Investment	Realized	from	from Net	from		End of			Year or	to Average	to Average	To Average	Portfolio
	Year or	Income	and Unrealized	Investment	Investment	Capital	Total	Year or	Total		Period	Net	Net	Net	Turnover
For the Year or Period Ended	Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	Period	Returns (2)		(in thousands)	Assets (3)	Assets (3), (4)	Assets (3)	Rates
Mid-Cap Growth
Class I
2011	$10.03	($0.02)	($0.68)	($0.70)	$-	($0.62)	($0.62)	$8.71	(7.81%)		$205,205	0.95%	0.95%	(0.23%)	32.98%
2010	7.53	0.02	2.50 (7)	2.52	(0.02)	-	(0.02)	10.03	33.32	% (7)	1,308,987	0.96%	0.96%	0.24%	41.35%
2009	4.75	0.02	2.79	2.81	(0.02)	(0.01)	(0.03)	7.53	59.33%		1,174,736	0.95%	0.95%	0.37%	38.88%
2008	10.53	0.01	(4.58)	(4.57)	(0.01)	(1.20)	(1.21)	4.75	(48.36%)		590,771	0.93%	0.93%	0.16%	41.40%
2007	8.60	0.05	1.92	1.97	(0.04)	-	(0.04)	10.53	22.92%		1,454,146	0.92%	0.92%	0.48%	65.96%
Class P
2011 (6)	11.45	(0.02)	(2.17)	(2.19)	-	-	-	9.26	(19.18%)		787,031	0.76%	0.76%	(0.24%)	32.98%

Mid-Cap Value
Class I
2011	$14.32	$0.12	($0.67)	($0.55)	($1.51)	($2.74)	($4.25)	$9.52	(5.69%)		$38,444	0.92%	0.92%	0.85%	136.06%
2010	11.93	0.15	2.38	2.53	(0.14)	-	(0.14)	14.32	21.20%		1,177,255	0.92%	0.92%	1.20%	118.20%
2009 (13)	10.00	0.11	2.84	2.95	(0.07)	(0.95)	(1.02)	11.93	29.33%		1,080,860	0.93%	0.93%	0.96%	128.86%
Class P
2011 (6)	15.73	0.12	(2.31)	(2.19)	(0.07)	-	(0.07)	13.47	(13.96%)		972,245	0.73%	0.73%	1.35%	136.06%

Small-Cap Equity
Class I
2011	$14.26	$0.08	($0.49)	($0.41)	($0.80)	($2.23)	($3.03)	$10.82	(3.38%)		$37,873	1.01%	1.01%	0.58%	20.02%
2010	11.95	0.10	2.30 (7)	2.40	(0.09)	-	(0.09)	14.26	20.11	% (7)	1,089,369	0.99%	0.99%	0.81%	133.53%
2009	9.23	0.08	2.72	2.80	(0.08)	-	(0.08)	11.95	30.22%		710,807	1.00%	1.00%	0.81%	78.87%
2008	12.79	0.07	(3.36)	(3.29)	(0.06)	(0.21)	(0.27)	9.23	(26.11%)		612,126	0.98%	0.97%	0.63%	132.45%
2007	12.08	0.04	0.70	0.74	(0.03)	-	(0.03)	12.79	6.04%		437,250	0.98%	0.97%	0.30%	81.01%
Class P
2011 (6)	15.52	0.11	(1.82)	(1.71)	(0.06)	-	(0.06)	13.75	(10.99%)		963,251	0.80%	0.80%	1.26%	20.02%

Small-Cap Growth
Class I
2011	$11.86	($0.08)	($0.19)	($0.27)	$-	($1.49)	($1.49)	$10.10	(3.10%)		$107,786	0.87%	0.87%	(0.66%)	56.66%
2010	9.41	(0.06)	2.51	2.45	-	-	-	11.86	26.01%		658,723	0.84%	0.84%	(0.55%)	56.21%
2009	6.39	(0.02)	3.04	3.02	-	-	-	9.41	47.44%		605,964	0.84%	0.84%	(0.31%)	88.02%
2008	13.30	(0.02)	(5.84)	(5.86)	-	(1.05)	(1.05)	6.39	(47.11%)		552,477	0.83%	0.83%	(0.18%)	68.49%
2007	11.56	(0.02)	1.76	1.74	-	-	-	13.30	15.10%		839,451	0.83%	0.83%	(0.14%)	133.93%
Class P
2011 (6)	13.58	(0.03)	(2.04)	(2.07)	-	-	-	11.51	(15.22%)		443,336	0.69%	0.69%	(0.35%)	56.66%

Small-Cap Index
Class I
2011	$11.58	$0.08	($0.60)	($0.52)	($0.07)	$-	($0.07)	$10.99	(4.51%)		$357,107	0.59%	0.59%	0.72%	16.32%
2010	9.23	0.09	2.35 (7)	2.44	(0.09)	-	(0.09)	11.58	26.42	% (7)	507,364	0.56%	0.56%	0.91%	13.80%
2009	7.80	0.10	1.97	2.07	(0.10)	(0.54)	(0.64)	9.23	28.19%		464,971	0.54%	0.54%	1.22%	17.81%
2008	13.66	0.16	(4.61)	(4.45)	(0.23)	(1.18)	(1.41)	7.80	(35.03%)		419,520	0.53%	0.53%	1.42%	25.38%
2007	14.13	0.21	(0.49)	(0.28)	(0.19)	-	(0.19)	13.66	(2.02%)		1,542,179	0.52%	0.52%	1.46%	16.96%
Class P
2011 (6)	12.83	0.09	(1.84)	(1.75)	(0.05)	-	(0.05)	11.03	(13.67%)		54,421	0.42%	0.42%	1.20%	16.32%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued) (1)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

																Ratio of
																Net
																Investment
														Ratio of	Ratio of	Income
														Expenses	Expenses	(Loss)
	Net									Net			Net	Before	After	After
	Asset									Asset			Assets,	Expense	Expense	Expense
	Value,	Net	Net	Total	Distributions		Distributions			Value,			End of	Reductions	Reductions	Reductions
	Beginning of	Investment	Realized	from	from Net		from			End of			Year or	to Average	to Average	To Average	Portfolio
	Year or	Income	and Unrealized	Investment	Investment		Capital	Total		Year or	Total		Period	Net	Net	Net	Turnover
For the Year or Period Ended	Period	(Loss)	Gain (Loss)	Operations	Income		Gains	Distributions		Period	Returns (2)		(in thousands)	Assets (3)	Assets (3), (4)	Assets (3)	Rates
Small-Cap Value
Class I
2011	$13.70	$0.18	$0.16	$0.34	($0.31)		($1.93)	($2.24)		$11.80	2.31%		$165,620	1.02%	1.02%	1.35%	18.77%
2010	11.15	0.23	2.59	2.82	(0.27)		-	(0.27)		13.70	25.34%		612,770	0.99%	0.99%	1.94%	21.23%
2009	8.95	0.27	2.17	2.44	(0.24)		-	(0.24)		11.15	27.18%		682,592	0.99%	0.99%	2.77%	33.52%
2008	14.40	0.31	(3.99)	(3.68)	(0.30)		(1.47)	(1.77)		8.95	(28.23%)		437,945	0.98%	0.98%	2.52%	46.91%
2007	14.26	0.30	0.14	0.44	(0.30)		-	(0.30)		14.40	3.14%		593,091	0.97%	0.97%	1.96%	36.80%
Class P
2011 (6)	15.23	0.18	(1.37)	(1.19)	(0.11)		-	(0.11)		13.93	(7.83%)		328,994	0.83%	0.83%	1.98%	18.77%

Health Sciences
Class I
2011	$11.57	($0.13)	$1.53	$1.40	$-		($0.91)	($0.91)		$12.06	11.94%		$123,676	1.17%	1.17%	(1.07%)	60.30%
2010	9.38	(0.06)	2.25 (7)	2.19	-		-	-		11.57	23.34	% (7)	105,993	1.15%	1.15%	(0.61%)	61.99%
2009	7.38	(0.04)	2.05	2.01	(0.01)		-	(0.01)		9.38	27.23%		90,008	1.17%	1.17%	(0.55%)	59.57%
2008	12.08	0.13	(3.21)	(3.08)	(0.12)		(1.50)	(1.62)		7.38	(28.16%)		82,105	1.13%	1.13%	1.33%	99.46%
2007	10.37	(0.05)	1.76	1.71	-		-	-		12.08	16.47%		139,727	1.14%	1.14%	(0.45%)	81.23%
Class P
2011 (6)	13.61	(0.07)	(0.57)	(0.64)	-		-	-		12.97	(4.70%)		10	0.98%	0.98%	(0.88%)	60.30%

Real Estate
Class I
2011	$14.56	$0.09	$0.81	$0.90	$-		($0.56)	($0.56)		$14.90	6.12%		$254,310	1.11%	1.11%	0.57%	21.47%
2010	11.30	0.10	3.35	3.45	(0.19)		-	(0.19)		14.56	30.54%		624,299	1.07%	1.07%	0.78%	18.97%
2009	8.78	0.11	2.68	2.79	(0.19)		(0.08)	(0.27)		11.30	32.27%		610,575	1.07%	1.07%	1.27%	30.19%
2008	21.74	0.50	(7.01)	(6.51)	(0.55)		(5.90)	(6.45)		8.78	(39.99%)		462,511	1.06%	1.06%	2.99%	45.75%
2007	26.27	0.36	(4.61)	(4.25)	(0.28)		-	(0.28)		21.74	(16.16%)		974,207	1.08%	1.07%	1.40%	43.63%
Class P
2011 (6)	16.29	0.02	(0.83)	(0.81)	(0.15)		-	(0.15)		15.33	(4.98%)		339,404	0.92%	0.92%	0.20%	21.47%

Technology
Class I
2011	$5.53	($0.02)	($0.20)	($0.22)	$-		($1.01)	($1.01)		$4.30	(4.90%)		$72,398	1.17%	1.17%	(0.48%)	82.88%
2010	4.55	(0.04)	1.02 (7)	0.98	-		-	-		5.53	21.50	% (7)	90,260	1.19%	1.19%	(0.76%)	216.41%
2009	2.98	(0.02)	1.59	1.57	-		-	-		4.55	52.57%		82,094	1.15%	1.15%	(0.56%)	243.87%
2008	7.67	(0.02)	(3.42)	(3.44)	(0.01)		(1.24)	(1.25)		2.98	(51.64%)		44,417	1.16%	1.16%	(0.31%)	283.57%
2007	6.23	0.01	1.43	1.44	(-	) (5)	-	(-	) (5)	7.67	23.03%		133,131	1.15%	1.15%	0.17%	276.44%
Class P
2011 (6)	5.86	(0.01)	(0.58)	(0.59)	-		-	-		5.27	(10.16%)		9	0.98%	0.98%	(0.27%)	82.88%

Emerging Markets
Class I
2011	$17.08	$0.13	($3.20)	($3.07)	($0.33)		$-	($0.33)		$13.68	(17.97%)		$384,254	1.06%	1.06%	0.82%	36.35%
2010	13.60	0.11	3.54	3.65	(0.17)		-	(0.17)		17.08	27.02%		1,853,299	1.05%	1.05%	0.77%	32.63%
2009	8.80	0.11	6.72	6.83	(0.10)		(1.93)	(2.03)		13.60	84.79%		1,732,557	1.06%	1.06%	1.02%	46.50%
2008	20.96	0.27	(8.91)	(8.64)	(0.23)		(3.29)	(3.52)		8.80	(47.68%)		1,021,715	1.07%	1.06%	1.76%	64.43%
2007	19.17	0.23	5.55	5.78	(0.21)		(3.78)	(3.99)		20.96	33.09%		2,142,742	1.08%	1.08%	1.14%	59.20%
Class P
2011 (6)	17.53	0.10	(3.63)	(3.53)	(0.05)		-	(0.05)		13.95	(19.94%)		1,013,440	0.86%	0.86%	1.00%	36.35%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued) (1)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

														Ratio of
														Net
												Ratio of	Ratio of	Investment
												Expenses	Expenses	Income
	Net							Net			Net	Before	After	After
	Asset							Asset			Assets,	Expense	Expense	Expense
	Value,		Net	Total	Distributions	Distributions		Value,			End of	Reductions	Reductions	Reductions
	Beginning of	Net	Realized and	from	from Net	from		End of			Year or	to Average	to Average	To Average	Portfolio
	Year or	Investment	Unrealized	Investment	Investment	Capital	Total	Year or	Total		Period	Net	Net	Net	Turnover
For the Year or Period Ended	Period	Income	Gain (Loss)	Operations	Income	Gains	Distributions	Period	Returns (2)		(in thousands)	Assets (3)	Assets (3), (4)	Assets (3)	Rates
International Large-Cap
Class I
2011	$6.63	$0.14	($0.81)	($0.67)	($0.39)	$-	($0.39)	$5.57	(10.12%)		$361,500	1.00%	1.00%	2.09%	26.79%
2010	6.07	0.08	0.55	0.63	(0.07)	-	(0.07)	6.63	10.38%		2,479,381	1.00%	1.00%	1.31%	24.51%
2009	4.61	0.09	1.45	1.54	(0.08)	-	(0.08)	6.07	33.61%		2,601,657	1.00%	1.00%	1.72%	16.29%
2008	9.49	0.13	(2.88)	(2.75)	(0.15)	(1.98)	(2.13)	4.61	(35.35%)		2,084,245	0.99%	0.99%	1.90%	31.12%
2007	10.58	0.18	0.77	0.95	(0.15)	(1.89)	(2.04)	9.49	9.26%		3,214,956	1.03%	1.03%	1.78%	41.37%
Class P
2011 (6)	7.35	0.05	(1.43)	(1.38)	(0.03)	-	(0.03)	5.94	(18.75%)		1,833,278	0.80%	0.80%	1.16%	26.79%

International Small-Cap
Class I
2011	$8.44	$0.20	($1.24)	($1.04)	($1.95)	$-	($1.95)	$5.45	(12.27%)		$36,681	1.09%	1.08%	2.27%	61.80%
2010	6.94	0.09	1.60	1.69	(0.19)	-	(0.19)	8.44	24.86%		994,606	1.10%	1.10%	1.25%	91.33%
2009	5.40	0.09	1.54	1.63	(0.09)	-	(0.09)	6.94	30.28%		887,039	1.10%	1.10%	1.56%	127.50%
2008	10.67	0.17	(5.27)	(5.10)	(0.17)	-	(0.17)	5.40	(47.84%)		595,375	1.09%	1.08%	2.02%	92.42%
2007	10.30	0.14	0.35	0.49	(0.12)	-	(0.12)	10.67	4.73%		1,050,457	1.09%	1.09%	1.27%	98.03%
Class P
2011 (6)	9.33	0.09	(1.99)	(1.90)	(0.05)	-	(0.05)	7.38	(20.34%)		1,051,861	0.89%	0.87%	1.64%	61.80%

International Value
Class I
2011	$10.92	$0.39	($1.80)	($1.41)	($0.99)	$-	($0.99)	$8.52	(12.90%)		$283,784	0.90%	0.90%	3.49%	65.56%
2010	10.95	0.20	0.06 (7)	0.26	(0.29)	-	(0.29)	10.92	2.59	% (7)	1,663,482	0.89%	0.89%	1.89%	136.26%
2009	8.73	0.27	2.17	2.44	(0.22)	-	(0.22)	10.95	28.00%		2,093,731	0.90%	0.89%	2.91%	44.16%
2008	18.34	0.47	(8.92)	(8.45)	(0.40)	(0.76)	(1.16)	8.73	(47.78%)		2,227,716	0.89%	0.88%	3.30%	29.66%
2007	19.71	0.41	0.92	1.33	(0.38)	(2.32)	(2.70)	18.34	6.24%		3,974,424	0.88%	0.88%	2.07%	18.46%
Class P
2011 (6)	12.05	0.11	(2.64)	(2.53)	(0.06)	-	(0.06)	9.46	(20.99%)		1,126,771	0.69%	0.69%	1.68%	65.56%

American Funds Asset Allocation (10)
Class I
2011	$14.30	$0.24	($0.10)	$0.14	($0.45)	($0.20)	($0.65)	$13.79	0.93%		$278,159	0.97%	0.63%	1.67%	8.26%
2010	12.76	0.24	1.30	1.54	-	-	-	14.30	12.04%		228,288	0.98%	0.64%	1.87%	9.22%
2009 (14)	10.00	0.38	2.60	2.98	(0.22)	-	(0.22)	12.76	29.81%		139,137	1.00%	0.66%	3.50%	25.11%

Pacific Dynamix - Conservative Growth
Class I
2011	$11.91	$0.34	$-	$0.34	($0.31)	($0.68)	($0.99)	$11.26	2.92%		$134,491	0.44%	0.39%	2.82%	47.47%
2010	11.19	0.38	0.77	1.15	(0.20)	(0.23)	(0.43)	11.91	10.28%		129,774	0.50%	0.41%	3.21%	21.69%
2009 (15)	10.00	0.20	1.22	1.42	(0.12)	(0.11)	(0.23)	11.19	14.25%		41,645	0.67%	0.46%	2.67%	7.00%

Pacific Dynamix - Moderate Growth
Class I
2011	$12.79	$0.38	($0.31)	$0.07	($0.29)	($0.25)	($0.54)	$12.32	0.48%		$289,387	0.43%	0.37%	2.97%	9.19%
2010	11.77	0.27	1.13	1.40	(0.20)	(0.18)	(0.38)	12.79	11.92%		158,070	0.48%	0.39%	2.19%	10.34%
2009 (15)	10.00	0.18	1.78	1.96	(0.11)	(0.08)	(0.19)	11.77	19.60%		70,271	0.58%	0.43%	2.41%	1.13%

Pacific Dynamix - Growth
Class I
2011	$13.23	$0.28	($0.51)	($0.23)	($0.22)	($0.26)	($0.48)	$12.52	(1.85%)		$188,875	0.43%	0.36%	2.13%	5.72%
2010	12.10	0.20	1.47	1.67	(0.16)	(0.38)	(0.54)	13.23	13.82%		108,426	0.50%	0.38%	1.58%	22.35%
2009 (15)	10.00	0.12	2.32	2.44	(0.09)	(0.25)	(0.34)	12.10	24.34%		53,356	0.60%	0.42%	1.57%	13.58%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued) (1)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

														Ratio of
														Net
												Ratio of	Ratio of	Investment
												Expenses	Expenses	Income
	Net								Net		Net	Before	After	After
	Asset								Asset		Assets,	Expense	Expense	Expense
	Value,		Net	Total	Distributions	Distributions			Value,		End of	Reductions	Reductions	Reductions
	Beginning of	Net	Realized and	from	from Net	from			End of		Year or	to Average	to Average	To Average	Portfolio
	Year or	Investment	Unrealized	Investment	Investment	Capital		Total	Year or	Total	Period	Net	Net	Net	Turnover
For the Year or Period Ended	Period	Income	(Loss)	Operations	Income	Gains		Distributions	Period	Returns (2)	(in thousands)	Assets (3)	Assets (3), (4)	Assets (3)	Rates
Portfolio Optimization Conservative (9)
Class I
2011	$10.00	$0.11	($0.16)	($0.05)	($0.09)	($-	) (5)	($0.09)	$9.86	(0.52%)	$3,552,104	0.31%	0.21%	1.73%	11.01%

Portfolio Optimization Moderate-Conservative (9)
Class I
2011	$10.00	$0.09	($0.42)	($0.33)	($0.07)	$-		($0.07)	$9.60	(3.25%)	$4,038,449	0.31%	0.21%	1.46%	8.08%

Portfolio Optimization Moderate (9)
Class I
2011	$10.00	$0.08	($0.68)	($0.60)	($0.06)	$-		($0.06)	$9.34	(6.00%)	$14,512,733	0.31%	0.21%	1.30%	8.74%

Portfolio Optimization Growth (9)
Class I
2011	$10.00	$0.06	($0.92)	($0.86)	($0.05)	$-		($0.05)	$9.09	(8.60%)	$12,541,915	0.31%	0.21%	1.01%	8.06%

Portfolio Optimization Aggressive-Growth (9)
Class I
2011	$10.00	$0.05	($1.19)	($1.14)	($0.04)	$-		($0.04)	$8.82	(11.38%)	$2,662,738	0.31%	0.21%	0.85%	12.28%

(1)	The Fund adopted a Multi-Class Plan (the “Plan‘) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which the Fund offers two separate share classes, Class I and Class P. Under the Plan, the first thirty-three portfolios included in this Financial Highlights currently offer both Class I and Class P shares and the remaining nine portfolios currently offer Class I shares only (see Note 1 in the Note to Financial Statements). Per share amounts have been calculated using the average shares method.
(2)	Total returns for periods of less than one full year are not annualized.
(3)	The ratios for periods of less than one full year are annualized.
(4)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any, as discussed in Notes 6 and 7B in Notes to the Financial Statements. The expense ratios for the Pacific Dynamix and Portfolio Optimization Portfolios do not include expenses of their respective underlying portfolios (see Note 1 in Notes to Financial Statements) in which the Pacific Dynamix and Portfolio Optimization Portfolios invest.
(5)	Amount represents less than $0.005 per share.
(6)	Operations of Class P commenced on May 2, 2011.
(7)	“Net Realized and Unrealized Gain (Loss)” and “Total Returns” include payments by an affiliate (Pacific Life Fund Advisors LLC) to certain portfolios of the Fund that were made during 2010 to compensate for the valuation of a portfolio holding, the Mellon GSL DBT II Collateral Fund, relating to the operation of the Fund’s securities lending program during 2008 (See Note 7G in Notes to Financial Statements). The Fund had terminated the securities lending program on April 8, 2010 for all applicable portfolios except for the Long/Short Large-Cap Portfolio (See Note 8 in Notes to Financial Statements). The payments did not have an impact greater than or equal to $0.005 per share on any of the following portfolios:

	Payment by	Payment by
	Affiliate Impact to	Affiliate Impact to
Portfolio	Portfolio Per Share	Total Return
Diversified Bond	$0.00	0.00%
High Yield Bond	$0.00	0.00%
Managed Bond	$0.00	0.01%
Short Duration Bond	$0.00	0.00%
Focused 30	$0.00	0.01%
Growth LT	$0.00	0.00%
Mid-Cap Growth	$0.00	0.01%
Small-Cap Equity	$0.00	0.00%
Small-Cap Index	$0.00	0.00%
Health Sciences	$0.00	0.01%
Technology	$0.00	0.02%
International Value	$0.00	0.01%

(8)	The Floating Rate Loan Portfolio commenced operations on May 1, 2007.
(9)	The Inflation Protected, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios commenced operations on May 2, 2011.

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)

(10)	The expense ratios for the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios do not include expenses of the underlying Master Funds in which the portfolios invest. The portfolio turnover rates for the Master Funds for the years ended are as follows:

	Growth	Growth-Income	Asset Allocation
December 31, 2007	40%	24%
December 31, 2008	26%	31%
December 31, 2009	37%	24%	41%
December 31, 2010	28%	22%	46%
December 31, 2011	19%	22%	43%

(11)	The annualized ratios of expenses, excluding dividend expenses on securities sold short, before and after expense reductions to average net assets for the Long/Short Large-Cap Portfolio for the years or periods ended are as follows:

	Class I		Class P
	Before	After	Before	After
December 31, 2008	1.37%	1.23%
December 31, 2009	1.32%	1.16%
December 31, 2010	1.36%	1.24%
December 31, 2011	1.36%	1.28%	1.16%	1.16%

The Portfolio turnover rates, excluding securities sold short, for the same periods were 105.80%, 163.38%, 154.48% and 149.04%, respectively.

(12)	The Long/Short Large-Cap Portfolio commenced operations on May 1, 2008.
(13)	The Mid-Cap Value Portfolio commenced operations on January 2, 2009.
(14)	The American Funds Asset Allocation Portfolio commenced operations on February 2, 2009.
(15)	The Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth, and Pacific Dynamix -Growth Portfolios commenced operations on May 1, 2009.

See Notes to Financial Statements

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company, organized as a Massachusetts business trust. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Fund. As of December 31, 2011, the Fund was comprised of fifty separate portfolios, forty-two of which are presented in this report: the Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Real Estate, Emerging Markets, International Large-Cap, International Small-Cap, and International Value Portfolios (collectively the “Portfolio Optimization Underlying Portfolios”); and the Cash Management, Focused 30, Health Sciences, Technology, American Funds Asset Allocation, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, Pacific Dynamix – Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios. American Funds is a registered trademark of American Funds Distributors, Inc. (“AFD”) and Main Street is a registered trademark of OppenheimerFunds, Inc.

During the reporting period, the Fund adopted a Multi-Class Plan (the “Plan”) pursuant to Rule 18f-3 under the 1940 Act, under which the Fund offers two separate share classes, Class I and Class P. Under the Plan, each portfolio covered in this report, except for the American Funds Asset Allocation Portfolio; the Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth and Pacific Dynamix – Growth Portfolios (collectively, the “Pacific Dynamix Portfolios”); and the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (collectively, the “Portfolio Optimization Portfolios”), currently offers both Class I and Class P shares. The American Funds Assets Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios currently offer Class I shares only. On May 1, 2011, for the portfolios covered by this report, all existing shares owned prior to May 1, 2011 were designated Class I shares.

American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios (each a “Feeder Portfolio”, collectively the “Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth, Growth-Income and Asset Allocation Funds, respectively, each a series of the American Funds Insurance Series® (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Portfolio, to qualify as a regulated investment company. The performance of the Feeder Portfolios is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Schedules of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements. As of December 31, 2011, the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios owned 2.91%, 4.99% and 2.49% of the Growth, Growth-Income and Asset Allocation Master Funds, respectively. American Funds Insurance Series is a registered trademark of AFD.

The Pacific Dynamix Portfolios invest their assets in Class P shares of the PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD International Large-Cap and PD Emerging Markets Portfolios (collectively, the “Pacific Dynamix Underlying Portfolios”). Presently, only the Pacific Dynamix Portfolios and the Adviser and certain of its affiliates can invest in the Pacific Dynamix Underlying Portfolios.

The Portfolio Optimization Portfolios invest their assets in Class P shares of the Portfolio Optimization Underlying Portfolios. Presently, only the Portfolio Optimization Portfolios and the investment adviser and certain of its affiliates can invest in Class P shares of the Portfolio Optimization Underlying Portfolios (see Note 7C).

The annual report for the Pacific Dynamix Underlying Portfolios is not included in this report; there is a separate annual report for the Pacific Dynamix Underlying Portfolios, which is available without charge. For information on how to obtain the annual report for the Pacific Dynamix Underlying Portfolios, see the Where to Go for More Information section of this report on page F-12.

Shares of the portfolios within the Fund are offered only to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which portfolios of the Fund to make available.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. A portfolio’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A portfolio will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the portfolio invests. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 4) by a portfolio are amortized over the expected term of each applicable senior loan. Commitment fees received by a portfolio relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are included in interest income in the Statements of Operations when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income in the Statements of Operations.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each portfolio declares and pays dividends on net investment income at least annually, except for the Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, and Short Duration Bond Portfolios (collectively the “Debt Portfolios”), for which dividends are generally declared and paid semi-annually. Dividends may be declared more or less frequently if advantageous to the specific portfolio and its shareholders. All realized capital gains are distributed at least annually for all portfolios. Dividends and capital gains distributions are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Fund’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, initially expressed in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the portfolios separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss and change in net unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, realized and unrealized gains and losses, are allocated on a daily basis to each class of shares based upon the relative proportion of net assets of each class. General expenses of the Fund are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular portfolio are charged directly to that portfolio and class-specific fees and expenses are charged directly to the respective share class within each portfolio.

E. OFFERING COSTS

A new portfolio bears all costs (or the applicable pro-rata share if there is more than one new portfolio) associated with the offering expenses of the portfolio including legal, printing and support services (see Note 6). All such costs are amortized as an expense of the new portfolio on a straight-line basis over twelve months from commencement of operations.

F. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective for interim and annual reporting periods beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to establish common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”) to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with both accounting standards. This update will require additional qualitative disclosures for fair value measurements categorized within Level 3 of the three-tier hierarchy (see Note 3C), as well as additional disclosures for all transfers in and out of Level 1 and Level 2. The ASU is effective for interim and annual reporting periods beginning after December 15, 2011.

In December 2011, FASB issued an ASU that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the ASU requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013.

Management is currently evaluating the impact, if any, that the implementation of these ASUs will have on the Fund’s financial statement disclosures.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

A. NET ASSET VALUE

Each portfolio of the Fund is divided into shares. The price of each class of a portfolio’s shares is called its net asset value (“NAV”) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each portfolio’s NAV per share is calculated by taking the total value of a portfolio’s assets (the value of the securities and other investments a portfolio holds), subtracting a portfolio’s liabilities, and dividing by the total number of shares outstanding. The value of each security or other investment is the amount

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which a portfolio might reasonably expect to receive for the investment upon its current sale in the ordinary course. The valuation of investments held by the portfolios of the Fund is discussed in further detail below.

Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets are closed. For purposes of calculating the NAV, the value of investments held by each portfolio is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of an investment or the NAV determined earlier that day.

Each portfolio’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of securities or other instruments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

B. INVESTMENT VALUATION

For purposes of calculating the NAV, the value of investments held by each portfolio is based primarily on pricing data obtained from various sources approved by the Fund’s Board of Trustees (the “Board”).

Money Market Instruments and Short-Term Investments

The investments of the Cash Management Portfolio and money market and short-term investments in other portfolios maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Domestic Equity Investments

For domestic equity investments, the portfolios use the last reported sale price or official closing price as of the time of the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close.

Foreign Equity Investments

Foreign equity investments are normally priced based on data reflecting the closing of the principal markets or market participants for those investments, which may be earlier than the NYSE close. The Fund then may adjust for market events, that occur between the close of certain foreign exchanges and the NYSE. The Fund has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine the appropriate adjustments for market events. Quotations of foreign investments in foreign currencies are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Over-the-Counter (“OTC”) Investments and Certain Equity Investments

OTC investments, including options contracts and listed investments for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. OTC swap contracts are generally valued by approved pricing and quotation services that use evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing processes approved by the Board.

Domestic and Foreign Fixed Income Investments

Fixed income investments are generally valued by approved pricing and quotation services using the mean between the most recent bid and ask prices which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by benchmark, matrix, or other pricing processes approved by the Board.

Pacific Dynamix Portfolios

The investments of each Pacific Dynamix Portfolio consist of Class P shares of the Pacific Dynamix Underlying Portfolios, which are valued at their respective NAVs at the time of computation.

Portfolio Optimization Portfolios

The investments of each Portfolio Optimization Portfolio consist of Class P shares of the Portfolio Optimization Underlying Portfolios, which are valued at their respective NAVs at the time of computation.

Feeder Portfolios

The NAVs of the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Asset Allocation Portfolio are determined by the Fund based upon the NAVs of the Master Funds at the time of computation. The NAVs of the Master Funds are determined by the management of the Master Funds and not Pacific Select Fund. For more information regarding the determination of the NAV of each Master Fund, see the Master Funds’ prospectus and statement of additional information.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Board has adopted procedures (“Fund Procedures”) that include methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, a Trustee Valuation Committee or other valuation committee will determine the value of such investments in accordance with alternative valuation methodologies under the Fund Procedures which may include, among others, the use of broker quotes, the use of a purchase price for initial public offerings, proration rates, and benchmark and

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NOTES TO FINANCIAL STATEMENTS (Continued)

matrix pricing. In the event market quotations or Board approved alternate valuation methodologies are not readily available or reliable, the value of the investments will be determined in good faith by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a portfolio might reasonably expect to receive upon the current sale of the investments in the ordinary course, such values may differ from the value that a portfolio would actually realize if the investments were sold.

Market quotations are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

C. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Fund characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 –	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing each portfolio’s investments are not necessarily an indication of the risks associated with investing in those investments. For example, investments of money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. Foreign investments that are valued with the assistance of a statistical research service approved by the Board, and based on significant observable inputs (as described in Note 3B) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Fund presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. For the year ended December 31, 2011, there were no significant transfers between Level 1, Level 2 and Level 3 for any of the portfolios. A summary of each portfolio’s investments as of December 31, 2011 as categorized under the three-tier hierarchy of inputs can be found in the Notes to Schedule of Investments section of each portfolio’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Fund currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in mutual funds, including affiliated mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Municipal Bonds

Municipal bonds are fair valued based on pricing models that takes into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government & Agency Issues

Corporate bonds held by the Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and options adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government & Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and options adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government & Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options Contracts

Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options contracts traded over the counter (“OTC”) are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using various inputs and techniques, which include broker-dealer quotations, actual trading information, and foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swaps

Interest Rate Swaps – Interest rate swaps that are actively traded and cleared on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are actively traded and cleared on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are actively traded and cleared on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as

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NOTES TO FINANCIAL STATEMENTS (Continued)

Level 1. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loans (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are reflected as Level 2. Repurchase agreements are fully collateralized. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in the Fund represents an indirect investment in the assets owned by the Fund. As with any mutual fund, the value of these investments may move up or down, and as a result, an investment in the Fund at any point in time may be worth more or less than the original investment. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of the Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of the Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each portfolio is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair either the Adviser’s or a sub-adviser’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a portfolio in unforeseen ways, leading a portfolio to alter its existing strategies or, potentially, to liquidate and close.

Fund of Funds Investments

The Pacific Dynamix Portfolios are exposed to the same risks as the Pacific Dynamix Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. The annual report for the Pacific Dynamix Underlying Portfolios contains information about the risks associated with investing in the Pacific Dynamix Underlying Portfolios. Allocations among the Pacific Dynamix Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Pacific Dynamix Underlying Portfolios may cause them to underperform other mutual funds with a similar investment objective. Although the Pacific Dynamix Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any Pacific Dynamix Underlying Portfolio (see Note 7C).

The Portfolio Optimization Portfolios are exposed to the same risks as the Portfolio Optimization Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Portfolio Optimization Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given the various levels of risk tolerance. The allocations of the Portfolio Optimization Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Portfolio Optimization Underlying Portfolios may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any Portfolio Optimization Underlying Portfolio (see Note 7C).

Equity Investments

The price of equity investments changes in response to many factors, including a company’s historical and prospective earnings, cash flows, the value of its assets, investor perceptions, and many of the General Investment Risk factors noted above.

Fixed Income Investments

Fixed income (debt) investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on fixed income (debt) investments. There is a risk that an issuer of a portfolio’s fixed income (debt) investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, i.e. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible

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NOTES TO FINANCIAL STATEMENTS (Continued)

imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile. The foreign investments of the Cash Management Portfolio must be denominated in U.S. dollars.

Illiquid Investments

Each portfolio may not invest in illiquid securities and illiquid bank loans (collectively, “Illiquid Investments”) if as a result of such investment, more than 15% of its net assets (5% of total assets for the Cash Management Portfolio), taken at market value at the time of such investment, would be invested in Illiquid Investments. The term “Illiquid Investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued the investments. Illiquid Investments may be difficult to value and difficult to sell, which means a portfolio may not be able to sell such investments quickly for their full value. The value of Illiquid Investments held by each portfolio as of December 31, 2011 was less than 15% of its net assets (5% of total assets for the Cash Management Portfolio).

Senior Loan Participations and Assignments

Certain portfolios may invest in Senior Loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrower”). Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A portfolio’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a portfolio purchases a participation of a Senior Loan interest, the portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a portfolio generally has no right to enforce compliance with the terms of the loan agreement. As a result, the portfolio assumes the credit risk of the Borrower, the selling participant, and any other persons interpositioned between the portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2011, no participation interest in Senior Loans was held by any of the portfolios.

Inflation-Indexed Bonds

Certain portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income (debt) securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income in the Statements of Operations.

Mortgage-Related and Other Asset-Backed Securities

Certain portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

Mortgage dollar rolls, principally on a forward commitment basis, involve a portfolio selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase similar, but not substantially the same securities at an agreed-upon price on a fixed date in the future. A portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. A portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the

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interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain portfolios may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the United States Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

When-Issued Securities

Certain portfolios may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain portfolios may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security.

Short Sales

Certain portfolios may enter into short sales. A short sale is a transaction in which a portfolio sells securities it does not own. A portfolio’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the portfolio’s short position, resulting in a loss to the portfolio. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a portfolio sells securities short, it must borrow those securities to make delivery to the buyer. The portfolio incurs an expense for such borrowing. The portfolio may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the portfolio to sell long positions before the manager had intended. A portfolio may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are reflected as liabilities in the Statements of Assets and Liabilities.

The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a portfolio’s exposure to long equity positions. Leverage could magnify gains or losses and, therefore, increase a portfolio’s volatility.

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Repurchase Agreements

Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a portfolio are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA or A by Standard & Poor’s ) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the Adviser or the applicable portfolio manager. Such collateral is in the possession of the portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Reverse Repurchase Agreements

Certain portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at the agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by a portfolio may decline below the repurchase price of the security. A portfolio will segregate assets determined to be liquid by the portfolio manager or otherwise cover its obligations under reverse repurchase agreements.

Segregation and Collateral

If a portfolio engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Fund’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the portfolio manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a portfolio could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain portfolios are permitted to invest in derivative instruments, including, but not limited to, futures contracts, options contracts, forward foreign currency contracts, interest rate swaps, and credit default swaps. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a portfolio may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility and credit (including counterparty) risks.

Interest rate risk – A portfolio may be exposed to interest rate risk through investments in fixed income securities. Interest rate risk is the risk that fixed income securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed income securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a fixed income security’s yield (market price to interest rate movement). To manage these risks, certain portfolios may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A portfolio may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a portfolio’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the portfolio. To manage these risks, certain portfolios may invest in derivative instruments tied to foreign investments and/or currencies.

Price volatility risk – Derivatives tied to equity and fixed income securities are exposed to potential price volatility. Fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade fixed income securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

To manage these risks, certain portfolios may invest in various derivative instruments. Derivative instruments may be used to manage a portfolio’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in

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interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty risk – Credit risk is the risk that a fixed income security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A portfolio may lose money if the issuer or guarantor of fixed income security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A portfolio may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A portfolio’s investments in fixed income (debt) investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality. Similar to credit risk, a portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a portfolio has unsettled or open transactions will default.

Financial assets of counterparties, which potentially expose a portfolio to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit and counterparty risks to the portfolios by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain portfolios may invest in derivative instruments tied to a security issuers’ financial strength.

A portfolio’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

B. DERIVATIVE INVESTMENTS

In addition to managing the principal market risks described above, certain portfolios, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, as a substitute for securities, to increase returns, or to otherwise help achieve a portfolio’s investment goal. Each derivative instrument and the reasons a portfolio invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the portfolios entered into futures contracts for the following reasons: The Diversified Bond Portfolio used futures to manage interest rate risk and duration. The Inflation Managed and Managed Bond Portfolios used financial and money market futures to manage exposure to securities markets and to manage interest rate risk. The Short Duration Bond Portfolio used futures contracts to manage duration and to adjust credit exposure to the markets. The Equity Index, Small-Cap Equity and Small-Cap Index Portfolios utilized futures to help provide equity exposure to the portfolios’ cash balances and accruals, and to provide daily liquidity for the portfolio’s inflows and outflows. The Long/Short Large-Cap Portfolio used futures contracts to maintain full exposure (long and short) to the equity markets, to hedge various investments for risk management purposes and to increase returns. The International Value Portfolio utilized futures to gain market exposure to manage cash inflows. The Comstock, Growth LT, Large-Cap Growth, Large-Cap Value, Main Street Core, Mid-Cap Growth, Small-Cap Equity, Small-Cap Value, International Large-Cap, International Small-Cap and International Value Portfolios utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets related to the Portfolio Optimization Portfolios.

Options Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. Inflation at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a portfolio’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a portfolio’s exposure to the underlying instrument. When a portfolio writes or purchases a call, put, or inflation-caped option, an amount equal to the premium received or paid by the portfolio is included in a portfolio’s Statement of Assets and Liabilities as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or

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sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the portfolio has realized a gain or loss on investment transactions. A portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a portfolio to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed options contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default. A portfolio’s maximum risk of loss from counterparty credit risk related to OTC options contracts is limited to the premium paid.

During the reporting period, the portfolios entered into option contracts for the following reasons: The Diversified Bond and Inflation Protected Portfolios purchased or wrote options and swaptions to manage interest rate risk and duration. The Inflation Managed and Managed Bond Portfolios purchased or wrote options and swaptions on futures, currencies, inflation floors, and swaps, as a means of capitalizing on anticipated changes in market volatility, to generate income, and/or manage duration.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a portfolio manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable translation rates. A portfolio records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A portfolio’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

During the reporting period, the portfolios entered into forward foreign currency contracts for the following reasons: The Diversified Bond, Inflation Protected, Short Duration Bond, Growth LT and International Value Portfolios used Forward Contracts for hedging purposes to help protect the portfolios’ returns against adverse currency movements. The Inflation Managed and Managed Bond Portfolios used Forward Contracts in connections with settling planned purchases or sales of investments, to hedge against currency exposure associated with some or all of these portfolios’ investments and as a part these portfolios’ investment strategy.

Swaps Agreements – Swaps are privately negotiated agreements between the portfolios and their counterparties to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals and may be executed in the over-the-counter market or in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the portfolios are included as part of realized gain or loss in the Statements of Operations.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Certain portfolios hold fixed rate bonds whose value may decrease if interest rates rise. To help hedge against this risk and to maintain the ability to generate income at prevailing market rates, certain portfolios enter into interest rate swap agreements.

A portfolio investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A portfolio’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

During the reporting period, the portfolios entered into interest rate swap contracts for the following reasons: The Diversified Bond Portfolio entered into interest rate swaps to help manage nominal or real interest rate risk, to manage duration, and as a substitute for physical

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securities. The Inflation Managed and Managed Bond Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

A portfolio investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

If a portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A portfolio may use credit default swaps on corporate and sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues of an emerging country as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

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A portfolio may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a portfolio may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A portfolio may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A portfolio’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

During the reporting period, the portfolios entered into credit default swap contracts for the following reasons: The Diversified Bond Portfolio utilized credit default swaps to adjust exposure to the commercial mortgage-backed markets. The High Yield Bond Portfolio sold credit protection through credit default swap indices to increase credit exposure to the broader high yield bond markets. The Inflation Managed and Managed Bond Portfolios sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and to the broader investment grade, high yield, or emerging markets through the use of credit default swaps on credit indices. Both Portfolios also purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market.

Total Return Swaps – A portfolio investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a portfolio will receive a payment from or make a payment to the counterparty. A portfolio’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover a portfolio’s exposure to the counterparty.

During the reporting period, the portfolios entered into total return swap contracts for the following reasons: The Diversified Bond and Inflation Protected Portfolios entered into total return swaps to manage duration and portfolio risk, to maintain exposure to the markets, and as a substitute for physical securities.

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement. The derivative investments held as of December 31, 2011 as disclosed in the Notes to Schedules of Investments and the amounts of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each applicable portfolio during the year ended December 31, 2011.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the location of fair value amounts of derivative investments on the Fund’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Interest rate contracts	Investments, at value	Outstanding options written, at value
	Receivable: Swap agreements	Payable: Swap agreements
	Receivable: Variation margin	Payable: Variation margin
	Swap contracts, at value	Swap contracts, at value

Foreign currency contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

Credit contracts	Receivable: Swap agreements	Payable: Swap agreements
	Swap contracts, at value	Swap contracts, at value

Equity contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin

The following is a summary of fair values of derivative investments on the Statements of Assets and Liabilities, which are not accounted for as hedging investments under U.S. GAAP, categorized by primary risk exposure as of December 31, 2011:

		Asset Derivative Investments Value
	Total Value at	Credit	Equity		Foreign Exchange	Interest Rate
Portfolio	December 31, 2011	Contracts	Contracts		Contracts	Contracts
Diversified Bond	$8,428,179	$829,198	$-		$5,776,152	$1,822,829	*
Inflation Managed	31,539,255	8,252,117	-		15,170,959	8,116,179	*
Inflation Protected	8,207,057	-	-		8,207,057	-
Managed Bond	119,501,784	22,709,120	-		32,904,825	63,887,839	*
Short Duration Bond	166,898	-	-		166,898	-
Equity Index	342,481	-	342,481	*	-	-
Growth LT	1,548,422	-	-		1,548,422	-
Long/Short Large-Cap	38,154	-	38,154	*	-	-
Small-Cap Equity	925	-	925	*	-	-
Small-Cap Index	1,194	-	1,194	*	-	-
International Small-Cap	95,839	-	-		95,839	-
International Value	15,453,180	-	114,082	*	15,339,098	-

		Liability Derivative Investments Value
	Total Value at	Credit	Equity		Foreign Exchange	Interest Rate
Portfolio	December 31, 2011	Contracts	Contracts		Contracts	Contracts
Diversified Bond	($4,533,732)	($383,113)	$-		($228,653)	($3,921,966	)*
Inflation Managed	(20,793,604)	(3,079,463)	-		(12,762,957)	(4,951,184)
Inflation Protected	(3,045,242)	-	-		(2,018,892)	(1,026,350)
Managed Bond	(145,153,151)	(26,641,277)	-		(14,210,864)	(104,301,010	)*
Short Duration Bond	(207,775)	-	-		(207,775)	-
Growth LT	(16,169)	-	-		(16,169)	-
International Small-Cap	(19,615)	-	-		(19,615)	-
International Value	(17,680,502)	-	(87,654	)*	(17,592,848)	-

*	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps as reported in the Schedules of Investments and its notes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments on the Fund’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Interest rate contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options

Foreign currency contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies

Credit contracts	Net realized gain (loss) on futures contracts and swap transactions
Change in net unrealized appreciation (depreciation) on futures contracts and swaps

The following is a summary of each portfolio’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2011:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
		Credit	Equity	Foreign Exchange	Interest Rate
Portfolio	Total	Contracts	Contracts	Contracts	Contracts
Diversified Bond	$5,833,358	$282,184	$-	($3,691,969)	$9,243,143
High Yield Bond	(797,570)	(797,570)	-	-	-
Inflation Managed	(8,402,251)	2,010,669	-	(6,363,995)	(4,048,925)
Inflation Protected	36,667,462	30,356,153	-	6,815,184	(503,875)
Managed Bond	(14,312,580)	15,818,283	-	(46,073,422)	15,942,559
Short Duration Bond	1,162,244	-	-	73,845	1,088,399
Comstock	238,161	-	238,161	-	-
Equity Index	(1,898,735)	-	(1,898,735)	-	-
Growth LT	(6,690,737)	-	(5,919,187)	(771,550)	-
Large-Cap Growth	14,319	-	14,319	-	-
Large-Cap Value	(52,099)	-	(52,099)	-	-
Long/Short Large-Cap	(1,022,165)	-	(1,022,165)	-	-
Main Street Core	154,726	-	154,726	-	-
Mid-Cap Growth	(216,759)	-	(216,759)	-	-
Small-Cap Equity	(559,350)	-	(559,350)	-	-
Small-Cap Index	(1,101,183)	-	(1,101,183)	-	-
Small-Cap Value	(289,041)	-	(289,041)	-	-
Emerging Markets	(30,569)	-	-	(30,569)	-
International Large-Cap	(238,283)	-	(235,585)	(2,698)	-
International Small-Cap	2,016,356	-	1,944,963	71,393	-
International Value	11,782,055	-	(310,201)	12,092,256	-

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments
	Recognized in the Statement of Operations
		Credit	Equity	Foreign Exchange	Interest Rate
Portfolio	Total	Contracts	Contracts	Contracts	Contracts
Diversified Bond	$2,105,683	$48,271	$-	$6,066,441	($4,009,029)
Inflation Managed	8,744,073	(4,796,470)	-	2,347,259	11,193,284
Inflation Protected	5,161,815	-	-	6,188,165	(1,026,350)
Managed Bond	(33,956,165)	(30,440,630)	-	19,804,676	(23,320,211)
Short Duration Bond	(1,283,768)	-	-	(40,877)	(1,242,891)
Equity Index	246,043	-	246,043	-	-
Growth LT	1,298,512	-	-	1,298,512	-
Long/Short Large-Cap	(121,391)	-	(121,391)	-	-
Small-Cap Equity	(29,025)	-	(29,025)	-	-
Small-Cap Index	(234,347)	-	(234,347)	-	-
International Small-Cap	345,043	-	-	345,043	-
International Value	(2,074,689)	-	26,428	(2,101,117)	-

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS AND SERVICE PLAN

Pursuant to an Investment Advisory Agreement, PLFA, a wholly owned subsidiary of Pacific Life, serves as investment adviser to each portfolio of the Fund. PLFA manages the Cash Management and High Yield Bond Portfolios under the name Pacific Asset Management. With exception of the Cash Management, High Yield Bond, American Funds Growth, American Funds Growth-Income, American Funds Asset Allocation, Pacific Dynamix and Portfolio Optimization Portfolios, PLFA has retained other portfolio management firms to sub-advise each portfolio, as discussed later in this section. PLFA receives advisory fees from each portfolio based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each portfolio:

Cash Management	0.20% of first $250 million
0.15% of next $250 million
0.10% of next $3.5 billion
0.08% on excess

Diversified Bond	0.40% of first $4 billion
High Yield Bond	0.38% on excess
Inflation Managed
Managed Bond
Short Duration Bond

Floating Rate Loan (1)	0.75% of first $1 billion
American Funds Growth (2)	0.72% of next $1 billion
American Funds Growth-Income (2)	0.69% of next $2 billion
Small-Cap Equity	0.67% on excess
Small-Cap Value
American Funds Asset Allocation (2)

Inflation Protected	0.40% of first $200 million
0.35% of next $800 million
0.34% of next $1 billion
0.33% on excess

Comstock (1)	0.75% of first $100 million
Focused 30	0.71% of next $900 million
Large-Cap Growth (1)	0.68% of next $3 billion
0.66% on excess

Dividend Growth	0.70% of first $100 million
0.66% of next $900 million
0.63% of next $3 billion
0.61% on excess

Equity Index	0.05% of first $4 billion
0.03% on excess

Growth LT	0.55% of first $4 billion
0.53% on excess

Large-Cap Value	0.65% of first $100 million
0.61% of next $900 million
0.58% of next $3 billion
0.56% on excess

Long/Short Large-Cap (3)	1.00% of the first $4 billion
0.98% on excess

Main Street Core	0.45% of first $4 billion
0.43% on excess

Mid-Cap Equity	0.65% of first $4 billion
International Value	0.63% on excess

Mid-Cap Growth	0.70% of first $4 billion
0.68% on excess

Mid-Cap Value	0.70% of first $1 billion
0.65% of next $1 billion
0.60% on excess

Small-Cap Growth	0.60% of first $4 billion
0.58% on excess

Small-Cap Index	0.30% of first $4 billion
0.28% on excess

Health Sciences	0.90% of first $1 billion
Technology	0.87% of next $1 billion
0.84% of next $2 billion
0.82% on excess

Real Estate	0.90% of first $100 million
0.82% of next $900 million
0.80% of next $3 billion
0.78% on excess

Emerging Markets	0.80% of first $4 billion
0.78% on excess

International Large-Cap	0.85% of first $100 million
0.77% of next $900 million
0.75% of next $3 billion
0.73% on excess

International Small-Cap (1)	0.85% of first $1 billion
0.82% of next $1 billion
0.79% of next $2 billion
0.77% on excess

Pacific Dynamix – Conservative Growth	0.20%
Pacific Dynamix – Moderate Growth
Pacific Dynamix – Growth

Portfolio Optimization Conservative (4)	0.10%
Portfolio Optimization Moderate-Conservative (4)
Portfolio Optimization Moderate (4)
Portfolio Optimization Growth (4)
Portfolio Optimization Aggressive-Growth (4)

(1)	PLFA voluntarily agreed to waive 0.10%, 0.015%, 0.025%, and 0.02% (effective February 1, 2011) of its advisory fee through April 30, 2012 for the Floating Rate Loan, Comstock, Large-Cap Growth, and International Small-Cap Portfolios, respectively. The agreements can be terminated upon ninety days’ prior written notice by the Fund or if the investment advisory or sub-advisory agreement is terminated. There is no guarantee that PLFA will continue such waiver after that date.
(2)	PLFA voluntarily agreed to waive a portion of its advisory fee for each Feeder Portfolio so that its total annual investment advisory fee does not exceed 0.41% through April 30, 2012. The agreement can be terminated upon ninety days’ prior written notice by the Fund, if the investment advisory agreement is terminated, or if the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds. There is no guarantee that PLFA will continue such waiver after that date.
(3)	Prior to May 1, 2011, PLFA voluntarily waived 0.12% of its advisory fee.
(4)	PLFA voluntarily agreed to waive its advisory fee of 0.10% through April 30, 2013. The agreement can be terminated upon ninety days’ prior written notice by the Fund or if the investment advisory agreement is terminated. There is no guarantee that PLFA will continue such waiver after that date.

Pursuant to Portfolio Management or Subadvisory Agreements as of December 31, 2011, the Fund and PLFA engage various investment management firms under PLFA’s supervision to sub-advise twenty-nine of the forty-two portfolios covered in this report. The following firms serve as sub-advisers for the respective portfolios: Western Asset Management Company for the Diversified Bond and Inflation Protected Portfolios; Eaton Vance Management for the Floating Rate Loan Portfolio; Pacific Investment Management Company LLC for the Inflation

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Managed and Managed Bond Portfolios; T. Rowe Price Associates, Inc. for the Short Duration Bond and Dividend Growth Portfolios; Invesco Advisers, Inc. for the Comstock Portfolio; BlackRock Investment Management, LLC for the Equity Index and Small-Cap Index Portfolios; Janus Capital Management LLC for the Focused 30 and Growth LT Portfolios; UBS Global Asset Management (Americas) Inc. for the Large-Cap Growth Portfolio; ClearBridge Advisors, LLC for the Large-Cap Value Portfolio; J.P. Morgan Investment Management, Inc. for the Long/Short Large-Cap and International Value Portfolios; OppenheimerFunds, Inc. for the Main Street Core and Emerging Markets Portfolios; Lazard Asset Management LLC for the Mid-Cap Equity Portfolio; Morgan Stanley Investment Management Inc. for the Mid-Cap Growth and Real Estate Portfolios; BlackRock Capital Management, Inc. for the Mid-Cap Value Portfolio; Franklin Advisory Services, LLC and BlackRock Investment Management, LLC (co-sub-advisers) for the Small-Cap Equity Portfolio; Fred Alger Management, Inc. for the Small-Cap Growth Portfolio; NFJ Investment Group LLC for the Small-Cap Value Portfolio; Jennison Associates LLC for the Health Sciences Portfolio; Columbia Management Investment Advisers, LLC for the Technology Portfolio; MFS Investment Management for the International Large-Cap Portfolio; and Batterymarch Financial Management, Inc. for the International Small-Cap Portfolio. PLFA, as Investment Adviser to each portfolio of the Fund, pays the related portfolio management fees to these sub-advisors as compensation for their sub-advisory services provided to the Fund.

Each Feeder Portfolio invests all of its assets in a Master Fund; therefore, PLFA has not retained other management firms to sub-advise the assets of the Feeder Portfolios. PLFA is the adviser to the Feeder Portfolios. Capital Research and Management Company (“CRMC”), pursuant to the Investment Advisory and Service Agreements between the Master Funds (See Note 1) and CRMC, serves as the Investment Adviser to the Master Funds. For the year ended December 31, 2011, CRMC received advisory fees of 0.32%, 0.27% and 0.30% from the Growth, Growth-Income and Asset Allocation Master Funds, respectively, based on the annual percentage of average daily net assets of each Master Fund. Effective January 1, 2012, each Master Fund is subject to an additional 0.01% fee payable to CRMC for administrative services provided by CRMC and its affiliates.

Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Fund that are outside the scope of the investment adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Fund compensates Pacific Life and PLFA for their expenses in providing support services to the Fund in connection with various matters, including the expense of registering and qualifying the Fund on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance and oversight of the Fund’s securities lending program, maintaining the Fund’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Effective as of May 1, 2011, pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company for a fee, serves as transfer agent and dividend disbursing agent for all Class P shares of the Fund.

Prior to May 1, 2011, pursuant to an Agency Agreement, Pacific Life served as transfer agent and dividend disbursing agent for all shares of the Fund, without remuneration from the Fund. Effective May 1, 2011, Pacific Life serves as transfer agent and dividend disbursing agent for Class I shares of the Fund, without remuneration from the Fund.

Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares.

The Distributor receives from the Fund a service fee of 0.20% on Class I shares only, based on an annual percentage of average daily net assets of each portfolio for shareholder servicing activities. Class P shares do not incur a service fee. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Fund, or the variable annuity and variable life insurance contract owners who use the Fund as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Fund; answering shareholder questions regarding the Fund, the portfolios, its portfolio managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the Board.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser, the Distributor and Pacific Life are related parties. The advisory fees payable to the Adviser, including any advisory fee waiver, the service fees payable to the Distributor (applicable to Class I shares only), and expenses for support services payable to PLFA and Pacific Life (see Note 6) by each portfolio covered in this report for the year ended December 31, 2011 are presented in Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2011 are presented in Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Fund’s expenses, PLFA has entered into expense limitation agreements with the Fund and has contractually agreed to reimburse each portfolio (other than the Pacific Dynamix Portfolios) for its operating expenses (including organizational expenses, but not including advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ (including Master Funds’) fees and expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the independent trustees) that exceed an annual rate based on a percentage of a portfolio’s average daily net assets through April 30, 2013 for the Portfolio Optimization Portfolios and through April 30, 2012 for all other portfolios. The expense cap is 0.03% for the Portfolio Optimization Portfolios and 0.10% for all other portfolios. In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each portfolio for its operating expenses (including advisory fees, service fees and organizational expenses, but not including extraordinary expenses such as litigation or other expenses not incurred in the ordinary course of each portfolio’s business of each Pacific Dynamix Portfolio and its

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

proportionate share of fees and expenses of the Pacific Dynamix Underlying Portfolios) that exceed an annual rate of 0.59% of a portfolio’s average daily net assets through April 30, 2014. There is no guarantee that PLFA will continue to cap/reimburse a portion of its fees upon the expiration of the applicable expense cap agreements. PLFA has agreed, temporarily, to reimburse expenses or waive a portion of its fees with respect to the Cash Management Portfolio to the extent necessary to prevent the portfolio’s expenses from exceeding earnings (i.e. a negative yield). However, there can be no assurance that a negative yield will not occur. There is no guarantee that PLFA will continue to waive a portion of its fees in the future.

Any reimbursement, except for the reimbursement of $2,013,683 to the Cash Management Portfolio, is subject to recoupment by PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable portfolios, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable portfolios covered in this report for the year ended December 31, 2011 are presented in Statements of Operations. Any amounts that remained due from the Adviser as of December 31, 2011 are presented in Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2011 that are subject to repayment from the portfolios are as follows:

	Expiration
Portfolio	2012	2013	2014
Pacific Dynamix – Conservative Growth	$36,327	$62,479	$63,518
Pacific Dynamix – Moderate Growth	42,084	105,002	131,597
Pacific Dynamix – Growth	42,677	91,537	117,915

There was no recoupment of expense reimbursement by PLFA from any portfolios during the year ended December 31, 2011.

C. INVESTMENTS IN AFFILIATED PORTFOLIOS

The 1940 Act, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the year and requires such fund to provide a summary of transactions during the reporting period and its total investments in the underlying fund as of the end of the reporting period. The American Funds Growth-Income Portfolio owned less than 5% of the outstanding voting shares of the Growth-Income Master Fund (see Note 1) as of December 31, 2011 but such ownership did exceed 5% during the reporting period. A summary of transactions for the year ended December 31, 2011 and total investments by the American Funds Growth-Income Portfolio, and each of the Pacific Dynamix Portfolios and Portfolio Optimization Portfolios in the Growth-Income Master Fund, and each of the Pacific Dynamix Underlying Portfolios and Portfolio Optimization Underlying Portfolios, respectively, as of December 31, 2011 is as follows:

	Value as of		Distributions		Net	Change in	As of December 31, 2011
	December 31,	Purchase	Received and	Sales	Realized	Unrealized		Share	Ownership
Portfolio/Master Fund	2010	Cost (1)	Reinvested (2)	Proceeds	Loss (3)	Appreciation	Value	Balance	Percentage
American Funds Growth-Income
American Funds Insurance Series® Growth-Income Fund-Class 1	$1,395,773,576	$990,270,286	$21,992,091	$1,222,266,247	($214,664,511)	$176,515,074	$1,147,620,269	34,494,147	4.99%

					Net	Change in
	Value as of		Distributions		Realized	Unrealized	As of December 31, 2011
Portfolio/Pacific Dynamix	December 31,	Purchase	Received and	Sales	Gain	Appreciation		Share	Ownership
Underlying Portfolio	2010	Cost (1)	Reinvested (2)	Proceeds	(Loss) (3)	(Depreciation)	Value	Balance	Percentage
Pacific Dynamix – Conservative Growth
PD Aggregate Bond Index ‘P’	$76,110,727	$20,980,141	$2,455,773	$30,890,777	$1,814,234	$658,287	$71,128,385	6,513,411	33.82%
PD High Yield Bond Market ‘P’	6,531,848	3,612,066	586,441	2,511,730	280,420	(468,642)	8,030,403	732,798	10.26%
PD Large-Cap Growth Index ‘P’	13,031,466	8,754,415	178,618	7,254,409	1,861,517	(1,268,147)	15,303,460	1,095,330	15.29%
PD Large-Cap Value Index ‘P’	18,690,930	8,590,774	312,230	9,719,236	1,544,379	(937,298)	18,481,779	1,346,897	15.41%
PD Small-Cap Growth Index ‘P’	2,108,405	1,617,247	15,413	1,127,973	515,527	(471,276)	2,657,343	193,507	9.49%
PD Small-Cap Value Index ‘P’	3,111,157	2,440,176	78,943	1,442,972	531,406	(651,978)	4,066,732	322,081	11.92%
PD International Large-Cap ‘P’	10,197,505	9,628,830	295,943	5,079,741	658,990	(2,123,445)	13,578,082	1,148,767	14.44%
PD Emerging Markets ‘P’	-	1,621,817	18,414	131,295	(19,612)	(205,856)	1,283,468	96,342	4.14%

Total	$129,782,038	$57,245,466	$3,941,775	$58,158,133	$7,186,861	($5,468,355)	$134,529,652

Pacific Dynamix – Moderate Growth
PD Aggregate Bond Index ‘P’	$55,224,358	$44,649,046	$3,488,722	$4,835,054	$791,194	$1,711,066	$101,029,332	9,251,518	48.04%
PD High Yield Bond Market ‘P’	6,215,597	9,941,017	1,037,681	1,982,124	444,258	(1,077,718)	14,578,711	1,330,350	18.62%
PD Large-Cap Growth Index ‘P’	26,968,073	23,451,020	552,365	4,168,326	2,896,042	(2,537,172)	47,162,002	3,375,573	47.10%
PD Large-Cap Value Index ‘P’	32,529,642	27,548,966	966,230	3,387,452	953,566	(1,395,939)	57,215,013	4,169,660	47.69%
PD Small-Cap Growth Index ‘P’	4,827,526	4,944,185	41,679	1,542,885	960,910	(1,290,734)	7,940,681	578,239	28.36%
PD Small-Cap Value Index ‘P’	6,381,567	6,269,754	204,821	1,124,512	907,286	(1,595,765)	11,043,151	874,607	32.38%
PD International Large-Cap ‘P’	21,078,182	28,805,431	939,869	1,863,672	317,423	(6,155,487)	43,121,746	3,648,294	45.84%
PD Emerging Markets ‘P’	4,846,806	5,337,766	105,756	1,439,024	204,544	(1,691,138)	7,364,710	552,822	23.74%

Total	$158,071,751	$150,947,185	$7,337,123	$20,343,049	$7,475,223	($14,032,887)	$289,455,346

Pacific Dynamix – Growth
PD Aggregate Bond Index ‘P’	$21,361,865	$16,923,834	$1,351,510	$2,550,077	$323,029	$736,801	$38,146,962	3,493,216	18.14%
PD Large-Cap Growth Index ‘P’	22,293,837	16,739,140	445,481	1,851,201	1,826,699	(1,794,971)	37,658,985	2,695,404	37.61%
PD Large-Cap Value Index ‘P’	26,269,414	19,968,720	752,074	2,043,227	555,865	(1,236,029)	44,266,817	3,226,034	36.90%
PD Small-Cap Growth Index ‘P’	6,456,304	5,165,188	58,615	409,562	980,732	(1,338,819)	10,912,458	794,644	38.98%
PD Small-Cap Value Index ‘P’	7,434,744	6,945,814	247,740	535,736	959,061	(1,775,424)	13,276,199	1,051,463	38.93%
PD International Large-Cap ‘P’	20,205,339	20,510,367	777,945	1,006,672	150,644	(5,107,150)	35,530,473	3,006,038	37.77%
PD Emerging Markets ‘P’	4,404,438	6,548,913	130,158	335,064	111,302	(1,734,887)	9,124,860	684,945	29.41%

Total	$108,425,941	$92,801,976	$3,763,523	$8,731,539	$4,907,332	($12,250,479)	$188,916,754

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

					Net	Change in
	Value as of		Distributions		Realized	Unrealized	As of December 31, 2011
	December 31,	Purchase	Received and	Sales	Gain	Appreciation		Share	Ownership
Portfolio/Portfolio Optimization Underlying Portfolio	2010	Cost (1)	Reinvested (2)	Proceeds	(Loss) (3)	(Depreciation)	Value	Balance	Percentage
Portfolio Optimization Conservative
Diversified Bond ‘P’	$-	$612,736,473	$4,835,484	$55,324,700	$443,389	$10,965,347	$573,655,993	54,924,833	19.45%
Floating Rate Loan ‘P’	-	304,113,952	3,981,575	22,597,501	(489,937)	(1,356,376)	283,651,713	38,085,491	29.16%
High Yield Bond ‘P’	-	234,823,850	4,156,473	18,370,147	(713,387)	(2,712,836)	217,183,953	34,262,959	21.22%
Inflation Managed ‘P’	-	385,102,306	1,760,224	46,774,997	1,565,806	15,051,355	356,704,694	27,252,501	17.10%
Inflation Protection ‘P’	-	271,128,119	4,212,033	37,614,828	5,956,445	4,960,287	248,642,056	23,809,926	17.42%
Managed Bond ‘P’	-	798,799,616	9,552,557	51,286,782	(41,755)	(2,956,535)	754,067,101	62,965,070	16.15%
Short Duration Bond ‘P’	-	422,115,722	2,170,395	35,085,966	(101,487)	(2,076,915)	387,021,749	40,940,581	25.24%
Comstock ‘P’	-	116,119,665	761,556	8,697,657	(483,194)	(2,441,759)	105,258,611	12,549,650	5.38%
Equity Index ‘P’	-	76,916,584	599,385	7,642,118	(172,941)	391,248	70,092,158	2,524,570	4.40%
Large-Cap Growth ‘P’	-	77,715,728	-	8,514,135	81,918	(782,297)	68,501,214	11,425,482	6.51%
Large-Cap Value ‘P’	-	154,338,125	1,186,111	14,876,358	(537,364)	1,317,205	141,427,719	12,048,076	5.58%
Long/Short Large-Cap ‘P’	-	77,213,299	250,428	5,836,376	(213,205)	(1,709,207)	69,704,939	7,738,095	4.97%
Mid-Cap Equity ‘P’	-	117,467,986	280,960	9,374,541	(719,360)	(4,348,344)	103,306,701	7,428,550	7.40%
International Large-Cap ‘P’	-	119,983,927	480,399	4,432,180	(381,662)	(11,806,198)	103,844,286	17,468,593	5.67%
International Value ‘P’	-	81,705,047	460,794	3,601,850	(380,792)	(8,879,876)	69,303,323	7,329,398	6.15%

Total	$-	$3,850,280,399	$34,688,374	$330,030,136	$3,812,474	($6,384,901)	$3,552,366,210

Portfolio Optimization Moderate-Conservative
Diversified Bond ‘P’	$-	$520,346,039	$4,089,612	$42,582,757	$450,137	$10,702,654	$493,005,685	47,202,950	16.72%
Floating Rate Loan ‘P’	-	260,173,019	3,376,316	16,269,673	(320,895)	(1,751,574)	245,207,193	32,923,603	25.20%
High Yield Bond ‘P’	-	217,703,918	3,883,093	11,434,740	(412,703)	(3,468,163)	206,271,405	32,541,394	20.15%
Inflation Managed ‘P’	-	346,897,360	1,605,108	37,050,286	1,462,528	16,245,313	329,160,023	25,148,068	15.78%
Inflation Protection ‘P’	-	216,810,850	3,492,645	25,322,586	4,750,897	5,783,660	205,515,466	19,680,130	14.40%
Managed Bond ‘P’	-	737,156,888	8,843,029	46,486,346	71,409	(2,079,389)	697,505,591	58,242,149	14.94%
Short Duration Bond ‘P’	-	346,897,360	1,797,601	22,329,138	(38,965)	(1,722,337)	324,604,521	34,337,857	21.17%
American Funds Growth ‘P’	-	41,320,783	112,883	-	-	(2,393,410)	39,040,256	4,872,767	7.68%
Comstock ‘P’	-	175,602,604	1,161,384	8,810,784	(584,875)	(6,244,308)	161,124,021	19,210,306	8.23%
Dividend Growth ‘P’	-	87,113,813	535,776	4,917,618	(234,064)	(89,039)	82,408,868	8,240,547	9.72%
Equity Index ‘P’	-	130,670,270	1,054,305	7,273,347	(318,617)	(680,745)	123,451,866	4,446,473	7.75%
Growth LT ‘P’	-	43,818,629	129,717	2,202,696	(103,155)	(2,233,719)	39,408,776	2,117,393	6.27%
Large-Cap Growth ‘P’	-	89,175,218	-	8,144,889	(112,671)	(1,349,330)	79,568,328	13,271,392	7.56%
Large-Cap Value ‘P’	-	218,560,568	1,732,584	11,160,940	(690,375)	(1,090,387)	207,351,450	17,664,049	8.17%
Long/Short Large-Cap ‘P’	-	131,026,341	430,804	6,608,088	(346,236)	(4,533,445)	119,969,376	13,318,058	8.55%
Main Street Core ‘P’	-	86,900,006	394,884	5,213,678	(174,370)	1,219,927	83,126,769	4,278,918	9.75%
Mid-Cap Equity ‘P’	-	88,299,124	212,795	4,405,392	(383,720)	(5,078,963)	78,643,844	5,655,100	5.64%
Mid-Cap Growth ‘P’	-	88,663,434	-	4,405,392	(205,474)	(10,719,737)	73,332,831	7,921,219	9.32%
Mid-Cap Value ‘P’	-	88,716,911	384,298	4,405,392	(427,372)	(6,709,471)	77,558,974	5,758,559	7.98%
Small-Cap Equity ‘P’	-	44,028,249	188,427	2,202,696	(201,053)	(1,272,283)	40,540,644	2,949,043	4.21%
Emerging Markets ‘P’	-	44,421,214	141,949	2,202,696	(140,512)	(5,826,175)	36,393,780	2,603,707	3.59%
International Large-Cap ‘P’	-	177,673,847	687,990	8,810,784	(680,684)	(19,995,456)	148,874,913	25,043,605	8.12%
International Small-Cap ‘P’	-	89,158,644	490,393	4,405,392	(281,638)	(11,857,879)	73,104,128	9,904,356	6.95%
International Value ‘P’	-	89,250,286	488,190	4,405,392	(365,000)	(11,382,843)	73,585,241	7,782,246	6.53%

Total	$-	$4,360,385,375	$35,233,783	$291,050,702	$712,592	($66,527,099)	$4,038,753,949

Portfolio Optimization Moderate
Diversified Bond ‘P’	$-	$1,278,254,830	$9,668,631	$125,186,931	$1,886,087	$26,057,705	$1,190,680,322	114,001,978	40.37%
Floating Rate Loan ‘P’	-	479,345,562	5,963,462	37,617,657	(456,189)	(3,219,708)	444,015,470	59,617,293	45.64%
High Yield Bond ‘P’	-	639,478,952	11,005,069	39,257,530	(913,802)	(10,205,841)	600,106,848	94,672,907	58.63%
Inflation Managed ‘P’	-	958,691,123	4,275,919	119,931,453	5,012,987	44,521,585	892,570,161	68,193,018	42.78%
Inflation Protection ‘P’	-	639,127,415	10,097,755	86,936,913	14,531,515	17,031,930	593,851,702	56,867,150	41.61%
Managed Bond ‘P’	-	2,236,945,955	26,431,416	174,288,725	325,347	(5,920,397)	2,083,493,596	173,973,007	44.62%
Short Duration Bond ‘P’	-	479,345,562	2,410,453	38,061,334	(28,809)	(2,331,366)	441,334,506	46,685,983	28.78%
American Funds Growth ‘P’	-	158,023,945	431,730	-	-	(9,142,861)	149,312,814	18,636,317	29.37%
American Funds Growth-Income ‘P’	-	474,071,835	4,899,311	-	(1)	(16,500,761)	462,470,384	51,125,551	48.27%
Comstock ‘P’	-	800,789,532	5,269,020	43,270,837	(2,822,776)	(29,145,677)	730,819,262	87,133,263	37.32%
Dividend Growth ‘P’	-	319,799,062	1,941,398	21,852,341	(942,761)	(482,483)	298,462,875	29,845,058	35.20%
Equity Index ‘P’	-	641,946,766	5,071,120	47,696,467	(1,990,513)	(3,475,203)	593,855,703	21,389,415	37.30%
Growth LT ‘P’	-	320,105,814	943,319	17,308,335	(791,654)	(16,432,456)	286,516,688	15,394,250	45.58%
Large-Cap Growth ‘P’	-	481,813,239	-	43,501,271	(549,773)	(7,131,487)	430,630,708	71,825,929	40.91%
Large-Cap Value ‘P’	-	1,120,328,730	8,806,361	65,406,686	(3,852,824)	(6,442,648)	1,053,432,933	89,740,827	41.53%
Long/Short Large-Cap ‘P’	-	642,515,196	2,071,119	43,474,414	(2,257,983)	(22,103,730)	576,750,188	64,026,278	41.12%
Main Street Core ‘P’	-	321,808,157	1,418,907	27,752,145	(946,067)	4,347,550	298,876,402	15,384,545	35.07%
Mid-Cap Equity ‘P’	-	481,148,664	1,152,141	25,962,502	(2,291,771)	(28,419,899)	425,626,633	30,605,844	30.50%
Mid-Cap Growth ‘P’	-	320,808,806	-	17,308,335	(820,538)	(39,208,289)	263,471,644	28,459,512	33.48%
Mid-Cap Value ‘P’	-	481,908,266	2,072,150	25,962,502	(2,623,120)	(37,440,036)	417,954,758	31,032,094	42.99%
Small-Cap Growth ‘P’	-	160,598,479	-	8,654,167	(1,004,859)	(10,206,541)	140,732,912	12,224,366	31.74%
Small-Cap Equity ‘P’	-	160,443,575	682,178	8,654,167	(838,373)	(4,871,039)	146,762,174	10,675,902	15.24%
Small-Cap Value ‘P’	-	160,086,819	1,187,730	9,693,738	(486,695)	(3,470,808)	147,623,308	10,600,530	44.87%
Emerging Markets ‘P’	-	481,841,326	1,529,556	25,962,502	(1,635,866)	(64,042,759)	391,729,755	28,025,377	38.58%
International Large-Cap ‘P’	-	802,655,374	3,087,415	43,270,837	(3,168,061)	(91,818,674)	667,485,217	112,283,766	36.41%
International Small-Cap ‘P’	-	481,715,825	2,629,989	25,962,502	(1,663,814)	(65,095,219)	391,624,279	53,058,373	37.23%
International Value ‘P’	-	481,773,285	2,614,567	25,962,502	(2,101,257)	(62,680,066)	393,644,027	41,631,100	34.94%

Total	$-	$16,005,372,094	$115,660,716	$1,148,936,793	($10,431,570)	($447,829,178)	$14,513,835,269

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

					Net	Change in
	Value as of		Distributions		Realized	Unrealized	As of December 31, 2011
	December 31,	Purchase	Received and	Sales	Gain	Appreciation		Share	Ownership
Portfolio/Portfolio Optimization Underlying Portfolio	2010	Cost (1)	Reinvested (2)	Proceeds	(Loss) (3)	(Depreciation)	Value	Balance	Percentage

Portfolio Optimization Growth
Diversified Bond ‘P’	$-	$695,667,323	$5,153,065	$77,375,557	$1,170,192	$13,981,162	$638,596,185	61,142,548	21.65%
Inflation Managed ‘P’	-	556,533,859	2,418,472	79,711,017	3,117,293	25,326,408	507,685,015	38,787,509	24.34%
Inflation Protection ‘P’	-	417,400,393	6,440,856	65,181,377	9,654,895	10,878,754	379,193,521	36,311,515	26.57%
Managed Bond ‘P’	-	1,113,067,716	13,008,043	97,170,405	(145,132)	(2,909,483)	1,025,850,739	85,659,173	21.97%
Short Duration Bond ‘P’	-	417,400,393	2,068,845	37,073,935	(44,064)	(2,008,296)	380,342,943	40,234,072	24.81%
American Funds Growth ‘P’	-	276,511,867	755,446	-	-	(15,998,032)	261,269,281	32,610,043	51.39%
American Funds Growth-Income ‘P’	-	414,767,800	4,286,436	-	-	(14,436,217)	404,618,019	44,730,041	42.23%
Comstock ‘P’	-	836,449,969	5,560,275	38,241,160	(2,030,149)	(30,806,379)	770,932,556	91,915,843	39.37%
Dividend Growth ‘P’	-	418,105,777	2,515,357	32,447,375	(1,058,697)	(632,234)	386,482,828	38,646,691	45.58%
Equity Index ‘P’	-	696,720,133	5,499,735	53,579,033	(1,532,092)	(3,797,453)	643,311,290	23,170,700	40.41%
Growth LT ‘P’	-	279,498,839	820,520	16,253,230	(548,252)	(14,299,474)	249,218,403	13,390,251	39.65%
Large-Cap Growth ‘P’	-	418,095,248	-	40,664,639	(174,856)	(6,155,751)	371,100,002	61,896,660	35.25%
Large-Cap Value ‘P’	-	974,669,722	7,665,180	58,275,496	(2,566,013)	(5,660,423)	915,832,970	78,018,833	36.10%
Long/Short Large-Cap ‘P’	-	558,494,338	1,809,494	36,070,151	(1,474,767)	(19,333,215)	503,425,699	55,886,369	35.89%
Main Street Core ‘P’	-	418,453,204	1,846,816	36,676,660	(692,959)	5,641,847	388,572,248	20,001,603	45.59%
Mid-Cap Equity ‘P’	-	698,770,275	1,694,950	30,216,840	(2,252,831)	(41,843,060)	626,152,494	45,025,204	44.87%
Mid-Cap Growth ‘P’	-	419,375,285	-	18,130,104	(683,814)	(51,907,732)	348,653,635	37,660,646	44.30%
Mid-Cap Value ‘P’	-	420,447,347	1,831,918	18,130,104	(1,547,082)	(33,102,346)	369,499,733	27,434,429	38.00%
Small-Cap Equity ‘P’	-	699,261,755	2,989,375	35,843,912	(2,712,902)	(21,372,836)	642,321,480	46,724,307	66.68%
Small-Cap Growth ‘P’	-	280,170,560	-	12,086,736	(1,187,032)	(18,050,283)	248,846,509	21,615,347	56.13%
Small-Cap Value ‘P’	-	139,305,311	1,030,485	9,010,389	(361,736)	(3,018,342)	127,945,329	9,187,494	38.89%
Real Estate ‘P’	-	279,499,991	2,499,170	17,805,840	(849,974)	(3,946,035)	259,397,312	16,922,140	76.43%
Emerging Markets ‘P’	-	560,494,983	1,801,478	24,173,472	(1,321,236)	(75,430,906)	461,370,847	33,007,684	45.44%
International Large-Cap ‘P’	-	839,918,801	3,271,747	36,260,208	(2,245,364)	(97,348,119)	707,336,857	118,987,573	38.58%
International Small-Cap ‘P’	-	560,184,783	3,097,172	24,173,472	(1,259,515)	(76,657,705)	461,191,263	62,483,507	43.85%
International Value ‘P’	-	560,287,453	3,080,018	24,173,472	(1,626,029)	(73,846,509)	463,721,461	49,042,366	41.16%

Total	$-	$13,949,553,125	$81,144,853	$918,724,584	($12,372,116)	($556,732,659)	$12,542,868,619

Portfolio Optimization Aggressive-Growth
Diversified Bond ‘P’	$-	$62,521,905	$430,943	$10,763,931	$154,003	$1,170,370	$53,513,290	5,123,643	1.81%
Managed Bond ‘P’	-	125,007,205	1,376,252	17,452,867	(49,624)	(308,537)	108,572,429	9,065,865	2.32%
American Funds Growth ‘P’	-	62,201,906	169,941	-	-	(3,598,147)	58,773,700	7,335,776	11.56%
American Funds Growth-Income ‘P’	-	93,302,858	964,254	-	-	(3,246,414)	91,020,698	10,062,230	9.50%
Comstock ‘P’	-	218,634,342	1,377,766	21,532,248	(943,228)	(7,610,469)	189,926,163	22,644,294	9.70%
Dividend Growth ‘P’	-	93,810,460	527,469	13,288,945	(324,734)	(135,262)	80,588,988	8,058,567	9.50%
Equity Index ‘P’	-	187,565,085	1,385,455	25,935,458	(562,299)	(958,087)	161,494,696	5,816,694	10.14%
Growth LT ‘P’	-	62,578,717	176,444	6,114,056	(132,206)	(3,071,561)	53,437,338	2,871,134	8.50%
Large-Cap Growth ‘P’	-	125,106,033	-	20,639,134	41,809	(1,703,230)	102,805,478	17,147,172	9.77%
Large-Cap Value ‘P’	-	249,867,820	1,839,763	30,583,585	(1,091,617)	(1,364,536)	218,667,845	18,628,080	8.62%
Long/Short Large-Cap ‘P’	-	156,331,608	478,154	18,300,730	(580,432)	(5,110,793)	132,817,807	14,744,390	9.47%
Main Street Core ‘P’	-	93,864,652	389,394	13,540,577	(154,070)	1,185,033	81,744,432	4,207,762	9.59%
Mid-Cap Equity ‘P’	-	187,527,110	439,155	14,592,365	(868,328)	(10,859,911)	161,645,661	11,623,572	11.59%
Mid-Cap Growth ‘P’	-	125,165,091	-	8,267,757	(182,515)	(15,142,544)	101,572,275	10,971,569	12.90%
Mid-Cap Value ‘P’	-	125,181,638	531,633	8,267,757	(541,058)	(9,673,548)	107,230,908	7,961,626	11.03%
Small-Cap Equity ‘P’	-	156,310,499	630,019	17,821,237	(1,006,915)	(4,487,074)	133,625,292	9,720,287	13.87%
Small-Cap Growth ‘P’	-	62,559,859	-	4,530,528	(338,500)	(3,934,011)	53,756,820	4,669,434	12.13%
Small-Cap Index ‘P’	-	62,553,598	230,000	4,133,879	(256,565)	(3,971,931)	54,421,223	4,934,972	100.00%
Small-Cap Value ‘P’	-	62,466,955	431,785	7,929,633	(280,084)	(1,263,128)	53,425,895	3,836,405	16.24%
Real Estate ‘P’	-	93,920,149	770,830	12,873,493	(578,794)	(1,231,605)	80,007,087	5,219,372	23.57%
Emerging Markets ‘P’	-	156,673,981	491,078	10,334,696	(459,878)	(20,602,074)	125,768,411	8,997,803	12.39%
International Large-Cap ‘P’	-	250,480,671	951,628	16,535,514	(795,252)	(28,363,916)	205,737,617	34,608,998	11.22%
International Small-Cap ‘P’	-	156,678,410	845,300	10,334,696	(372,983)	(20,944,815)	125,871,216	17,053,391	11.97%
International Value ‘P’	-	156,720,408	840,320	10,334,697	(534,071)	(20,174,985)	126,516,975	13,380,213	11.22%

Total	$-	$3,127,030,960	$15,277,583	$304,107,783	($9,857,341)	($165,401,175)	$2,662,942,244

(1) Purchased cost excludes distributions received and reinvested.
(2) Distributions received include distributions from net investment income, if any.
(3) Net realized gain includes distributions from capital gains, if any.

D. INDEPENDENT TRUSTEES

The Fund pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees. The fees and expenses of the independent trustees of the Board are presented in Statements of Operations.

Each independent trustee of the Board is eligible to participate in the Fund’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each portfolio at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain portfolios in the Pacific Life Funds. Pacific Life Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Investment Adviser to Pacific Life Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of the Class A and/or Class P shares of the corresponding series of the Pacific Life Funds without a sales load. The obligation of each portfolio under the Plan (the “DCP Liability”) is included in “Accrued trustees’ fees and expenses and deferred compensation” in the Statements of Assets and Liabilities. Accordingly, the market value appreciation or depreciation on a portfolio’s DCP Liability account will cause the expenses of that portfolio to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a portfolio’s DCP Liability account is included in “Trustees’ fees and expenses” in the Statements of

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Operations. For the year ended December 31, 2011, such expenses were decreased by $2,272 for all applicable portfolios covered in this report as a result of the market value depreciation on such accounts. During the year ended December 31, 2011, the Fund paid $35,457 of deferred compensation to current independent trustees. As of December 31, 2011, the total amount in the DCP Liability accounts for all applicable portfolios covered in this report was $131,990.

E. OFFICERS OF THE FUND

All officers of the Fund are also officers of Pacific Life and PLFA and received no compensation from the Fund.

F. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the trustees which provides that the Fund will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Fund, to the fullest extent permitted by the Fund’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Fund enters into contracts with service providers and others that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Fund and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G. PAYMENTS BY THE ADVISER

Payments by PLFA to certain portfolios of the Fund were made during the year ended December 31, 2010, as shown in the Statements of Changes in Net Assets and Note (7) to Financial Highlights on page C-36, to compensate for the valuation of a portfolio holding, the Mellon GSL DBT II Collateral Fund, relating to the operation of the Fund’s securities lending program during 2008.

8. SECURITIES LENDING

The Fund, on behalf of the Long/Short Large-Cap Portfolio, entered into an agreement with State Street Bank and Trust Company, dated April 17, 2009 (“Agreement”), to provide securities lending services to the portfolio. Under this program, the proceeds (cash collateral) received from borrowers are used to finance the costs of (i) purchasing long positions in excess of the value of the portfolio’s assets and/or (ii) borrowing securities sold short, in order to help achieve the portfolio’s stated investment objective.

Under the Agreement, the borrowers pay the portfolio’s negotiated lenders’ fees and the portfolio receives cash collateral in an amount equal to 102% of the market value of loaned securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or foreign securities denominated in U.S. dollars, and 105% of the market value of loaned foreign securities, at the inception of each loan. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned or possible loss of rights to the collateral.

The Long/Short Large-Cap Portfolio retained beneficial ownership and all economic benefits in the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the portfolio has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Fund’s policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Fund or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statements of Operations. Cash collateral received by the Long/Short Large-Cap Portfolio is reflected as an asset (cash collateral received for securities on loan) and the related liability (payable upon return of securities loaned) is presented in the Statements of Assets and Liabilities.

9. COMMITTED LINE OF CREDIT

The Fund has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing is the higher of the Federal funds rate or the Overnight LIBOR rate, plus 1.25%. Effective September 2, 2011, the Fund agreed to pay the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line up to a maximum of $75,000. Prior to September 2, 2011, the Fund paid the Bank a commitment fee equal to 0.125% on the unused portion of the committed line. As of December 31, 2011, the actual interest rate on borrowing by the Fund was 1.40%. The committed line of credit will expire on August 31, 2012, unless renewed. The commitment fees and interest incurred by the Fund are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio. As of December 31, 2011, the Technology Portfolio

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

had an outstanding loan in the amount of $1,674,159. The weighted average interest rate and the average dollar amount of borrowings on those days that the portfolio had a loan outstanding during the year ended December 31, 2011 for each applicable portfolio were as follows:

	Weighted	Average
	Average	Dollar Amount
Portfolio	Interest Rate	of Borrowing
Cash Management	1.38%	$895,695
Inflation Managed	1.38%	18,917,250
Managed Bond	1.43%	18,179,786
Short Duration Bond	1.44%	145,129
Equity Index	1.39%	1,730,985
Focused 30	1.42%	645,743
Growth LT	1.38%	2,885,067
Large-Cap Growth	1.39%	1,187,543
Large-Cap Value	1.39%	2,725,479
Long/Short Large-Cap	1.48%	1,576,181
Main Street Core	1.39%	3,215,896
Mid-Cap Growth	1.47%	4,097,303
Mid-Cap Value	1.38%	2,558,866
Small-Cap Equity	1.39%	262,048
Small-Cap Growth	1.39%	2,220,216
Small-Cap Index	1.40%	615,514
Health Sciences	1.39%	340,403
Real Estate	1.39%	3,463,095
Technology	1.40%	1,103,067
Emerging Market	1.39%	2,739,540
International Large-Cap	1.40%	1,917,776
International Small-Cap	1.39%	3,255,698
International Value	1.38%	2,596,777

10. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (Note 4), if any, are marked to market daily and valued according to the Fund’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable portfolio’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period and change in net unrealized appreciation or depreciation on unfunded loan commitments for the reporting period are reflected on the Statements of Assets and Liabilities and the Statements of Operations, respectively. As of December 31, 2011, the Floating Rate Loan Portfolio had an unfunded loan commitment of $153,391 (see details in the Note (e) in the Notes to Schedule of Investments).

11. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments, and the Cash Management Portfolio since it trades exclusively in short-term debt investments) for the year ended December 31, 2011, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Diversified Bond	$20,499,752,924	$20,723,815,253
Inflation Managed	23,282,868,966	25,435,335,740
Inflation Protected	2,128,370,785	1,597,417,036
Managed Bond	33,331,668,383	33,552,614,674
Short Duration Bond	3,045,083,740	3,382,795,227
Long/Short Large-Cap	3,999,595	4,123,292

	Other Securities
Portfolio	Purchases	Sales
Diversified Bond	$847,081,053	$739,702,025
Floating Rate Loan	846,273,324	829,542,590
High Yield Bond	1,291,504,924	1,104,414,814
Inflation Managed	450,267,059	1,254,840,889
Inflation Protected	678,173,958	375,032,290
Managed Bond	2,211,759,149	1,655,396,747
Short Duration Bond	989,816,520	415,022,318
American Funds Growth	565,503,925	818,134,745
American Funds Growth-Income	1,012,262,377	1,222,266,247
Comstock	584,201,018	636,056,170
Dividend Growth	159,395,879	269,715,247
Equity Index	99,227,115	401,192,612
Focused 30	60,829,553	98,613,232
Growth LT	1,186,946,016	1,752,566,552
Large-Cap Growth	1,005,885,476	1,259,870,168
Large-Cap Value	480,533,158	828,920,750
Long/Short Large-Cap	3,747,735,656	3,892,013,534
Main Street Core	620,961,662	715,627,328
Mid-Cap Equity	1,450,108,511	1,699,520,499
Mid-Cap Growth	392,244,603	668,934,812
Mid-Cap Value	1,506,835,646	1,592,222,623
Small-Cap Equity	207,050,086	241,584,253
Small-Cap Growth	344,132,194	422,321,878
Small-Cap Index	76,149,071	141,090,261
Small-Cap Value	102,674,104	229,363,928
Health Sciences	70,363,912	65,994,558
Real Estate	131,365,233	168,595,711
Technology	69,454,684	77,302,352
Emerging Markets	583,869,811	705,513,276
International Large-Cap	645,600,927	656,772,255
International Small-Cap	933,954,658	674,468,278
International Value	1,066,026,274	1,038,920,045
American Funds Asset Allocation	74,221,789	21,387,927
Pacific Dynamix – Conservative Growth	62,577,730	58,158,133
Pacific Dynamix – Moderate Growth	161,844,987	20,343,049
Pacific Dynamix – Growth	99,742,059	8,731,539
Portfolio Optimization Conservative	3,889,221,011	330,030,136
Portfolio Optimization Moderate-Conservative	4,399,145,141	291,050,702
Portfolio Optimization Moderate	16,131,226,948	1,148,936,793
Portfolio Optimization Growth	14,037,200,311	918,724,584
Portfolio Optimization Aggressive-Growth	3,142,308,543	304,107,783

12. FEDERAL INCOME TAX INFORMATION

The Fund currently intends that each portfolio (i) will qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), or (ii) will be treated as a partnership for Federal income tax purposes only. A portfolio that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Insurance companies whose separate accounts invest in a portfolio taxed as a RIC would take into account for Federal income tax purposes amounts (and in some cases the character of amounts) distributed by such portfolio. A portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably when a portfolio is treated as a partnership.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a portfolio electing to be taxed as a partnership versus a RIC. All portfolios except for the Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, Emerging Markets, International Large-Cap, International Small-Cap and International Value Portfolios, elected to be taxed as a partnership (instead of a RIC).

Each of the portfolios electing to be taxed as a RIC declared and paid sufficient dividends on net investment income and capital gains distributions during 2011 to qualify as a RIC, and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts (see Note 14). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each portfolio.

There were no post-October losses deferred by any portfolios as of December 31, 2011. The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, if any, as of December 31, 2011 (only applicable to portfolios elected to be taxed as a RIC for Federal income tax purposes):

		Distributable Earnings
			Undistributed
		Undistributed	Long-term
	Accumulated	Ordinary	Capital
Portfolio	Capital Losses	Income	Gains
Cash Management	($9,006)	$7,301	$-
Diversified Bond	-	23,854,462	22,748,781
Floating Rate Loan	(246,446,842)	10,212,579	-
High Yield Bond	(39,744,884)	17,047,570	-
Inflation Managed	-	308,066,210	21,217,771
Inflation Protected	-	13,531,981	-
Managed Bond	-	161,612,043	5,860,476
Short Duration Bond	(98,769,425)	1,062,415	-
Emerging Markets	-	-	156,725,573
International Large-Cap	(251,208,864)	10,033,483	-
International Small-Cap	(250,252,344)	2,031,316	-
International Value	(1,395,025,342)	20,417,215	-

Accumulated capital losses represent net capital loss carryovers as of December 31, 2011 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is December 31, 2011. The following table shows the expiration dates for capital losses carryover from pre-enactment taxable years and the amounts of capital losses carryover, if any, by each of the applicable portfolios electing to be taxed as a RIC during the year ended December 31, 2011:

							Post-Enactment
	Pre-Enactment						Unlimited Period of Net		Accumulated
	Net Capital Loss Carryover Expiring in						Capital Loss Carryover		Capital Loss
Portfolio	2013	2014	2015	2016	2017	2018	Short-Term	Long-Term	Carryover
Cash Management	$-	$-	$-	$-	($4,988)	$-	($4,018)	$-	($9,006)
Floating Rate Loan	-	-	(2,052,031)	(33,649,381)	(117,819,019)	(84,889,932)	(4,495,851)	(3,540,628)	(246,446,842)
High Yield Bond	-	-	-	-	(39,744,884)	-	-	-	(39,744,884)
Short Duration Bond	(3,095,297)	(11,664,072)	-	-	(84,010,056)	-	-	-	(98,769,425)
International Large-Cap	-	-	-	(71,247,531)	(147,465,251)	(31,356,801)	-	(1,139,281)	(251,208,864)
International Small-Cap	-	-	-	(28,263,472)	(221,988,872)	-	-	-	(250,252,344)
International Value	-	-	-	(177,748,089)	(948,743,595)	(82,194,234)	(81,196,872)	(105,142,552)	(1,395,025,342)

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of December 31, 2011, were as follows:

				Net	Net
		Gross	Gross	Unrealized	Unrealized	Net
	Total Cost of	Unrealized	Unrealized	Appreciation	Appreciation	Unrealized
	Investments on	Appreciation	Depreciation	(Depreciation)	(Depreciation)	Appreciation
Portfolio	Tax Basis	on Investments	on Investments	on Investments	on Other (1)	(Depreciation)
Cash Management	$831,305,587	$-	$-	$-	$-	$-
Diversified Bond	3,438,489,102	124,892,202	(88,493,041)	36,349,161	3,103,420	39,452,581
Floating Rate Loan	1,062,817,582	7,482,706	(22,092,748)	(14,610,042)	(348)	(14,610,390)
High Yield Bond	1,352,518,975	35,844,960	(48,247,868)	(12,402,908)	-	(12,402,908)
Inflation Managed	4,700,549,857	67,521,616	(93,282,356)	(25,760,740)	7,356,314	(18,404,426)
Inflation Protected	1,395,320,592	37,288,002	(951,657)	36,336,345	5,121,343	41,457,688
Managed Bond	7,754,599,581	290,600,471	(198,672,963)	91,927,508	(26,394,826)	65,532,682
Short Duration Bond	1,767,221,335	16,274,981	(20,019,435)	(3,744,454)	(40,877)	(3,785,331)
American Funds Growth	697,701,122	47,398,976	(33,384,031)	14,014,945	-	14,014,945
American Funds Growth-Income	1,156,330,881	29,539,267	(38,249,879)	(8,710,612)	-	(8,710,612)
Comstock	1,900,501,161	364,148,723	(193,793,791)	170,354,932	-	170,354,932
Dividend Growth	920,678,610	111,439,938	(35,984,965)	75,454,973	(2,648)	75,452,325
Equity Index	1,782,477,281	635,020,508	(76,369,076)	558,651,432	342,481	558,993,913
Focused 30	96,468,218	15,567,913	(11,748,472)	3,819,441	(817)	3,818,624
Growth LT	972,392,133	108,490,382	(50,566,912)	57,923,470	1,550,106	59,473,576
Large-Cap Growth	1,030,670,131	195,502,028	(41,326,915)	154,175,113	-	154,175,113
Large-Cap Value	2,402,752,301	557,342,756	(132,005,917)	425,336,839	73,951	425,410,790
Long/Short Large-Cap	1,874,184,413	105,887,033	(127,187,126)	(21,300,093)	(1,611,275)	(22,911,368)
Main Street Core	1,194,598,447	231,853,162	(44,089,168)	187,763,994	3,457	187,767,451
Mid-Cap Equity	1,654,245,942	140,041,492	(67,801,779)	72,239,713	-	72,239,713
Mid-Cap Growth	948,281,433	150,435,053	(105,793,499)	44,641,554	(13,068)	44,628,486
Mid-Cap Value	1,034,582,638	38,538,392	(63,455,466)	(24,917,074)	-	(24,917,074)
Small-Cap Equity	1,006,963,638	99,136,489	(104,650,398)	(5,513,909)	939	(5,512,970)
Small-Cap Growth	484,107,011	104,116,205	(24,160,118)	79,956,087	-	79,956,087
Small-Cap Index	430,971,142	71,709,013	(91,705,398)	(19,996,385)	1,205	(19,995,180)
Small-Cap Value	399,860,164	114,019,325	(19,061,293)	94,958,032	-	94,958,032
Health Sciences	90,295,446	36,876,941	(4,004,062)	32,872,879	(6)	32,872,873
Real Estate	482,556,166	132,425,881	(21,697,150)	110,728,731	40	110,728,771
Technology	70,096,039	6,091,646	(4,612,844)	1,478,802	(30,585)	1,448,217
Emerging Markets	1,299,286,892	220,625,239	(122,776,151)	97,849,088	(575,158)	97,273,930
International Large-Cap	2,207,052,805	208,130,222	(227,105,428)	(18,975,206)	(94,221)	(19,069,427)
International Small-Cap	1,119,787,456	94,788,800	(128,609,922)	(33,821,122)	19,032	(33,802,090)
International Value	1,592,040,865	34,489,136	(219,617,283)	(185,128,147)	(2,396,551)	(187,524,698)
American Funds Asset Allocation	256,890,343	23,540,234	(2,147,500)	21,392,734	-	21,392,734
Pacific Dynamix - Conservative Growth	136,247,599	850,052	(2,567,999)	(1,717,947)	-	(1,717,947)
Pacific Dynamix - Moderate Growth	290,775,277	5,105,048	(6,424,979)	(1,319,931)	-	(1,319,931)
Pacific Dynamix - Growth	190,541,825	3,236,484	(4,861,555)	(1,625,071)	-	(1,625,071)
Portfolio Optimization Conservative	3,558,751,111	32,685,442	(39,070,343)	(6,384,901)	-	(6,384,901)
Portfolio Optimization Moderate-Conservative	4,105,281,048	33,951,552	(100,478,651)	(66,527,099)	-	(66,527,099)
Portfolio Optimization Moderate	14,961,664,447	91,958,771	(539,787,949)	(447,829,178)	-	(447,829,178)
Portfolio Optimization Growth	13,099,601,278	55,828,171	(612,560,830)	(556,732,659)	-	(556,732,659)
Portfolio Optimization Aggressive-Growth	2,828,343,419	2,355,403	(167,756,578)	(165,401,175)	-	(165,401,175)

(1)	Other includes net appreciation or depreciation on derivatives, securities sold short, unfunded loan commitments, and assets and liabilities in foreign currencies, if any.

The Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits in the Statement of Assets and Liabilities with a corresponding expense in the Statement of Operations. The Fund is required to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. As a result of the Fund’s evaluation, as of and during the year ended December 31, 2011, the Fund did not record a liability for any unrecognized tax benefits. The Fund’s policy is to recognize interest and penalties on unrecognized tax benefits in income tax expense in the Statements of Operations. During the year ended December 31, 2011, none of the portfolios covered in this report incurred any interest or penalties. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund remains subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Massachusetts) for the tax years ended December 31, 2008 through December 31, 2011 for Federal purposes and December 31, 2007 through December 31, 2011 for State purposes.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

13. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gain distributions to shareholders for the year ended December 31, 2011 and December 31, 2010, were as follows:

	For the Year Ended December 31, 2011			For the Year Ended December 31, 2010
		Long-term			Long-term
	Ordinary	Capital		Ordinary	Capital
Portfolio	Income	Gains	Total	Income	Gains	Total
Cash Management	$-	$-	$-	$51,029	$-	$51,029
Diversified Bond	88,630,598	-	88,630,598	86,097,396	-	86,097,396
Floating Rate Loan	74,014,329	-	74,014,329	48,655,176	-	48,655,176
High Yield Bond	87,913,048	-	87,913,048	88,143,182	-	88,143,182
Inflation Managed	291,376,691	-	291,376,691	92,503,832	-	92,503,832
Inflation Protected	49,554,377	-	49,554,377
Managed Bond	274,940,307	104,114,540	379,054,847	220,347,426	-	220,347,426
Short Duration Bond	23,509,032	-	23,509,032	24,398,016	-	24,398,016
American Funds Growth	1,950,000	-	1,950,000	25,841	-	25,841
American Funds Growth-Income	12,130,000	-	12,130,000	74	-	74
Comstock	40,944,178	1,887,603	42,831,781	25,734,918	-	25,734,918
Dividend Growth	24,518,260	39,502,192	64,020,452	9,202,707	-	9,202,707
Equity Index	37,070,000	-	37,070,000	49,705,965	-	49,705,965
Growth LT	25,226,803	36,198,130	61,424,933	17,021,595	-	17,021,595
Large-Cap Growth	69,453,787	90,060,062	159,513,849	-	-	-
Large-Cap Value	53,645,514	4,262,969	57,908,483	45,824,057	-	45,824,057
Long/Short Large-Cap	111,733,228	62,015,431	173,748,659	12,247,609	-	12,247,609
Main Street Core	82,420,612	43,718,152	126,138,764	11,434,546	-	11,434,546
Mid-Cap Equity	105,664,047	170,101,634	275,765,681	18,273,891	-	18,273,891
Mid-Cap Growth	12,027,854	62,167,962	74,195,816	2,177,039	-	2,177,039
Mid-Cap Value	180,584,917	69,747,470	250,332,387	11,263,608	-	11,263,608
Small-Cap Equity	95,543,415	73,200,498	168,743,913	6,723,788	-	6,723,788
Small-Cap Growth	16,669,942	61,437,983	78,107,925	-	-	-
Small-Cap Index	2,570,000	-	2,570,000	3,860,452	-	3,860,452
Small-Cap Value	12,220,507	76,157,508	88,378,015	11,688,501	-	11,688,501
Health Sciences	1,913,926	6,505,833	8,419,759	-	-	-
Real Estate	16,949,861	9,749,595	26,699,456	7,983,085	-	7,983,085
Technology	7,578,436	8,900,404	16,478,840	-	-	-
Emerging Markets	18,580,072	2,537,540	21,117,612	18,213,480	-	18,213,480
International Large-Cap	38,547,281	-	38,547,281	25,770,030	-	25,770,030
International Small-Cap	31,256,047	-	31,256,047	22,932,550	-	22,932,550
International Value	52,863,915	-	52,863,915	44,309,618	-	44,309,618
American Funds Asset Allocation	8,391,872	3,461,613	11,853,485	-	-	-
Pacific Dynamix — Conservative Growth	4,626,761	5,882,668	10,509,429	2,868,580	1,740,971	4,609,551
Pacific Dynamix — Moderate Growth	6,601,716	4,823,861	11,425,577	2,848,769	1,705,257	4,554,026
Pacific Dynamix — Growth	3,251,860	3,295,132	6,546,992	3,018,614	1,109,879	4,128,493
Portfolio Optimization Conservative	31,255,975	-	31,255,975
Portfolio Optimization Moderate-Conservative	30,724,278	-	30,724,278
Portfolio Optimization Moderate	99,409,891	-	99,409,891
Portfolio Optimization Growth	67,106,993	-	67,106,993
Portfolio Optimization Aggressive-Growth	12,201,784	-	12,201,784

14. RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 2011, reclassifications as shown in the following table have been made in each portfolio’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2011. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of portfolios, are primarily attributable to reclassifications of foreign currency transactions, non-deductible expenses, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

		Undistributed/	Undistributed/
		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Portfolio	Capital	Income (Loss)	Gain (Loss)
Diversified Bond	($165)	($7,818,603)	$7,818,768
Floating Rate Loan	-	(14)	14
High Yield Bond	(66)	1,924,566	(1,924,500)
Inflation Managed	162,755	15,841,326	(16,004,081)
Inflation Protected	-	27,283,473	(27,283,473)
Managed Bond	166,948	71,520,460	(71,687,408)
Short Duration Bond	-	(1,130,796)	1,130,796
Emerging Markets	-	1,597,216	(1,597,216)
International Large-Cap	-	380,313	(380,313)
International Small-Cap	-	8,255,550	(8,255,550)
International Value	-	10,951,023	(10,951,023)

15. REORGANIZATIONS

On October 29, 2010, the Managed Bond and Main Street Core Portfolios (“Surviving Portfolios”) acquired all of the assets and liabilities of the Equity and Multi-Strategy Portfolios (Acquired Portfolios), each in a tax-free exchange for Federal tax purposes, pursuant to the plans of reorganization (“Reorganizations”) approved by the Board and shareholders of record of the Equity and Multi-Strategy Portfolios as of the applicable record date. The transactions were prompted primarily by performance concerns and the small size of the Acquired Portfolios. The

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Managed Bond Portfolio acquired all the assets and liabilities attributable to the fixed income portion of the Multi-Strategy Portfolio. The Main Street Core Portfolio acquired all assets and liabilities of the Equity Portfolio and the assets and liabilities attributable to the equity portion of the Multi-Strategy Portfolio. Twenty-five percent of the Equity Portfolio and seventy-five percent of the Multi-Strategy Portfolio reorganization expenses were paid by the respective Acquired Portfolios. PLFA, as Investment Adviser to the Fund, paid the remaining costs of the Reorganizations. The value of shares issued by each of the Surviving Portfolios is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by each of the Surviving Portfolios, the net assets and unrealized appreciation or depreciation of the Acquired Portfolios as of the reorganization date immediately prior to the Reorganizations, and the net assets of the Surviving Portfolios as of the reorganization date immediately prior to and after the Reorganizations, were as follows:

				Shares	Surviving	Acquired	Net Assets	Acquired Portfolio
Date of	Surviving	Acquired	Shares	Issued In	Portfolio	Portfolio	After	Unrealized
Reorganization	Portfolio	Portfolio	Acquired	Acquisition	Net Assets	Net Assets	Reorganization	Appreciation
October 29, 2010	Managed Bond	Multi-Strategy	8,041,106	7,160,012	$6,540,096,790	$86,295,583	$6,626,392,373	$495,978

October 29, 2010	Main Street Core	Equity	9,947,343	7,374,890	N/A	129,462,757	N/A	7,200,439
		Multi-Strategy	9,828,019	5,689,836	N/A	100,076,677	N/A	5,379,250

		Total After Reorganization	19,775,362	13,064,726	$1,230,251,291	$229,539,434	$1,459,790,726	$12,579,689

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Surviving Portfolios, the pro forma results of operations (in thousands) for the year ended December 31, 2010 are as follows:

Managed Bond
Net investment income	$194,512	(1)
Net gain on investments	313,005	(2)

Net increase in net assets resulting from operations	$507,517

Main Street Core
Net investment income	$14,019	(3)
Net gain on investments	235,197	(4)

Net increase in net assets resulting from operations	$249,216

(1)	$191,987 as reported, plus $2,475 Multi-Strategy premerger, plus $50 of pro-forma eliminated expenses.
(2)	$306,041 as reported, plus $6,964 Multi-Strategy premerger.
(3)	$12,961 as reported, plus $621 Multi-Strategy premerger, plus $437 Equity premerger.
(4)	$200,743 as reported, plus $8,707 Multi-Strategy premerger, plus $25,747 Equity premerger.

Because the Surviving Portfolios have been managed as single integrated portfolios since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolios that have been included in the Surviving Portfolios statements of operations since October 29, 2010.

16. SHARES OF BENEFICIAL INTEREST

Change in shares of beneficial interest of each portfolio for the years or periods ended December 31, 2011 and 2010 were as follows:

	Cash Management		Diversified Bond		Floating Rate Loan
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	71,448,229	48,801,172	5,768,454	97,590,348	4,027,987	16,665,649
Dividend and distribution reinvested	-	5,059	7,106,585	8,716,139	8,975,491	6,626,263
Shares repurchased	(74,403,503)	(78,119,622)	(294,629,540)	(29,006,878)	(138,731,015)	(15,205,098)

Net increase (decrease)	(2,955,274)	(29,313,391)	(281,754,501)	77,299,609	(125,727,537)	8,086,814
Shares outstanding, beginning of year	85,395,535	114,708,926	295,265,312	217,965,703	139,671,211	131,584,397

Shares outstanding, end of year	82,440,261	85,395,535	13,510,811	295,265,312	13,943,674	139,671,211

Class P
Shares sold	3,867		310,108,526		139,140,939
Dividend and distribution reinvested	-		2,319,773		1,789,768
Shares repurchased	-		(30,032,348)		(10,304,319)

Net increase	3,867		282,395,951		130,626,388
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	3,867		282,395,951		130,626,388

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	High Yield Bond		Inflation Managed		Inflation Protected (1)
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	22,605,950	20,852,452	8,606,315	27,778,461	5,471,963
Dividend and distribution reinvested	11,121,850	14,308,822	23,956,821	8,017,890	80,766
Shares repurchased	(159,656,658)	(39,511,890)	(364,496,345)	(37,630,077)	(3,664,940)

Net increase (decrease)	(125,928,858)	(4,350,616)	(331,933,209)	(1,833,726)	1,887,789
Shares outstanding, beginning of year or period	183,851,364	188,201,980	389,832,099	391,665,825	-

Shares outstanding, end of year or period	57,922,506	183,851,364	57,898,890	389,832,099	1,887,789

Class P
Shares sold	169,358,023		180,543,048		152,248,882
Dividend and distribution reinvested	3,010,397		769,268		4,657,498
Shares repurchased	(10,891,160)		(21,931,219)		(20,237,660)

Net increase	161,477,260		159,381,097		136,668,720
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	161,477,260		159,381,097		136,668,720

	Managed Bond		Short Duration Bond		American Funds Growth
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	10,254,718	127,361,714	6,598,638	33,588,871	3,476,577	5,964,368
Shares issued in connection with acquisition (2)	-	7,160,012	-	-	-	-
Dividend and distribution reinvested	28,063,362	19,240,042	1,611,765	2,592,677	60,430	3,689
Shares repurchased	(455,663,154)	(58,751,999)	(154,994,515)	(19,221,542)	(96,619,504)	(17,896,294)

Net increase (decrease)	(417,345,074)	95,009,769	(146,784,112)	16,960,006	(93,082,497)	(11,928,237)
Shares outstanding, beginning of year	546,612,594	451,602,825	172,909,378	155,949,372	118,442,918	130,371,155

Shares outstanding, end of year	129,267,520	546,612,594	26,125,266	172,909,378	25,360,421	118,442,918

Class P
Shares sold	417,147,245		175,272,570		63,275,523
Dividend and distribution reinvested	4,964,255		894,541		184,928
Shares repurchased	(32,206,236)		(13,968,617)		(5,548)

Net increase	389,905,264		162,198,494		63,454,903
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	389,905,264		162,198,494		63,454,903

	American Funds Growth-Income		Comstock		Dividend Growth
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	1,437,914	4,201,964	1,328,259	4,011,493	2,871,793	64,199,299
Dividend and distribution reinvested	221,069	10	3,533,502	3,002,930	6,084,219	947,982
Shares repurchased	(130,156,413)	(32,712,495)	(245,259,537)	(30,304,340)	(102,965,394)	(8,564,443)

Net increase (decrease)	(128,497,430)	(28,510,521)	(240,397,776)	(23,289,917)	(94,009,382)	56,582,838
Shares outstanding, beginning of year	149,430,264	177,940,785	255,823,870	279,113,787	110,962,294	54,379,456

Shares outstanding, end of year	20,932,834	149,430,264	15,426,094	255,823,870	16,952,912	110,962,294

Class P
Shares sold	104,793,194		246,278,065		91,709,365
Dividend and distribution reinvested	1,131,723		1,700,513		555,373
Shares repurchased	(7,095)		(14,525,222)		(7,473,875)

Net increase	105,917,822		233,453,356		84,790,863
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	105,917,822		233,453,356		84,790,863

	Equity Index		Focused 30		Growth LT
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	1,803,907	2,500,503	970,318	2,044,883	637,685	2,291,296
Dividend and distribution reinvested	870,951	1,814,849	-	-	3,093,668	921,822
Shares repurchased	(70,606,912)	(62,851,894)	(3,958,589)	(6,072,485)	(62,789,886)	(10,417,044)

Net decrease	(67,932,054)	(58,536,542)	(2,988,271)	(4,027,602)	(59,058,533)	(7,203,926)
Shares outstanding, beginning of year	96,184,627	154,721,169	11,949,959	15,977,561	81,829,421	89,033,347

Shares outstanding, end of year	28,252,573	96,184,627	8,961,688	11,949,959	22,770,888	81,829,421

Class P
Shares sold	62,089,643		757		35,860,424
Dividend and distribution reinvested	493,369		-		111,972
Shares repurchased	(5,235,160)				(2,199,368)

Net increase	57,347,852		757		33,773,028
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	57,347,852		757		33,773,028

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Large-Cap Growth		Large-Cap Value		Long/Short Large-Cap
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	5,282,534	6,017,345	2,384,019	3,796,003	1,433,131	5,413,448
Dividend and distribution reinvested	29,274,715	-	3,294,650	4,069,822	20,027,848	1,339,213
Shares repurchased	(248,057,318)	(23,814,311)	(253,267,412)	(45,127,984)	(191,054,690)	(11,823,391)

Net decrease	(213,500,069)	(17,796,966)	(247,588,743)	(37,262,159)	(169,593,711)	(5,070,730)
Shares outstanding, beginning of year	237,096,125	254,893,091	274,914,318	312,176,477	173,296,163	178,366,893

Shares outstanding, end of year	23,596,056	237,096,125	27,325,575	274,914,318	3,702,452	173,296,163

Class P
Shares sold	195,554,911		230,221,200		167,409,861
Dividend and distribution reinvested	-		1,823,205		563,780
Shares repurchased	(19,988,275)		(15,944,539)		(12,260,450)

Net increase	175,566,636		216,099,866		155,713,191
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	175,566,636		216,099,866		155,713,191

	Main Street Core		Mid-Cap Equity		Mid-Cap Growth
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	907,480	1,298,587	1,425,050	2,287,895	4,899,726	6,719,681
Shares issued in connection with acquisition (2)	-	13,064,726	-	-	-	-
Dividend and distribution reinvested	6,816,758	592,644	21,079,048	1,251,437	7,369,683	219,820
Shares repurchased	(56,182,824)	(15,870,593)	(133,452,638)	(25,559,606)	(119,263,824)	(32,325,582)

Net decrease	(48,458,586)	(914,636)	(110,948,540)	(22,020,274)	(106,994,415)	(25,386,081)
Shares outstanding, beginning of year	78,321,859	79,236,495	138,034,796	160,055,070	130,560,465	155,946,546

Shares outstanding, end of year	29,863,273	78,321,859	27,086,256	138,034,796	23,566,050	130,560,465

Class P
Shares sold	48,096,937		106,173,157		89,696,259
Dividend and distribution reinvested	209,777		272,830		-
Shares repurchased	(4,433,886)		(6,107,716)		(4,683,313)

Net increase	43,872,828		100,338,271		85,012,946
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	43,872,828		100,338,271		85,012,946

	Mid-Cap Value		Small-Cap Equity		Small-Cap Growth
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	1,976,962	3,367,586	1,526,546	45,451,433	2,346,384	3,383,384
Dividend and distribution reinvested	21,005,026	789,108	13,665,173	481,244	7,240,243	-
Shares repurchased	(101,175,693)	(12,550,133)	(88,093,449)	(29,033,021)	(54,450,075)	(12,224,888)

Net increase (decrease)	(78,193,705)	(8,393,439)	(72,901,730)	16,899,656	(44,863,448)	(8,841,504)
Shares outstanding, beginning of year	82,232,398	90,625,837	76,402,054	59,502,398	55,536,615	64,378,119

Shares outstanding, end of year	4,038,693	82,232,398	3,500,324	76,402,054	10,673,167	55,536,615

Class P
Shares sold	76,022,895		74,605,023		40,755,437
Dividend and distribution reinvested	360,985		329,539		-
Shares repurchased	(4,197,172)		(4,865,023)		(2,246,291)

Net increase	72,186,708		70,069,539		38,509,146
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	72,186,708		70,069,539		38,509,146

	Small-Cap Index		Small-Cap Value		Health Sciences
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	2,635,607	4,626,772	2,489,567	4,395,620	3,630,876	2,474,883
Dividend and distribution reinvested	214,596	339,070	7,001,111	857,315	686,095	-
Shares repurchased	(14,151,764)	(11,520,006)	(40,173,270)	(21,770,192)	(3,223,924)	(2,909,101)

Net increase (decrease)	(11,301,561)	(6,554,164)	(30,682,592)	(16,517,257)	1,093,047	(434,218)
Shares outstanding, beginning of year	43,797,826	50,351,990	44,719,859	61,237,116	9,162,562	9,596,780

Shares outstanding, end of year	32,496,265	43,797,826	14,037,267	44,719,859	10,255,609	9,162,562

Class P
Shares sold	5,286,410		25,379,175		735
Dividend and distribution reinvested	21,020		192,017		-
Shares repurchased	(372,458)		(1,946,763)		-

Net increase	4,934,972		23,624,429		735
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	4,934,972		23,624,429		735

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Real Estate		Technology		Emerging Markets
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	3,909,620	2,769,311	5,723,742	5,201,653	4,490,658	6,575,819
Dividend and distribution reinvested	1,553,525	549,838	3,640,770	-	1,114,578	1,238,147
Shares repurchased	(31,259,677)	(14,476,797)	(8,855,435)	(6,917,451)	(86,003,004)	(26,714,634)

Net increase (decrease)	(25,796,532)	(11,157,648)	509,077	(1,715,798)	(80,397,768)	(18,900,668)
Shares outstanding, beginning of year	42,865,637	54,023,285	16,325,593	18,041,391	108,489,517	127,390,185

Shares outstanding, end of year	17,069,105	42,865,637	16,834,670	16,325,593	28,091,749	108,489,517

Class P
Shares sold	23,988,366		1,706		76,403,870
Dividend and distribution reinvested	214,737		-		286,707
Shares repurchased	(2,061,591)		-		(4,056,006)

Net increase	22,141,512		1,706		72,634,571
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	22,141,512		1,706		72,634,571

	International Large-Cap		International Small-Cap		International Value
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	10,715,463	9,313,133	1,715,659	4,380,010	2,947,991	4,013,431
Dividend and distribution reinvested	5,180,899	4,009,497	3,422,310	3,259,192	4,842,838	4,394,513
Shares repurchased	(324,746,063)	(67,857,508)	(116,278,413)	(17,514,496)	(126,874,377)	(47,267,881)

Net decrease	(308,849,701)	(54,534,878)	(111,140,444)	(9,875,294)	(119,083,548)	(38,859,937)
Shares outstanding, beginning of year	373,755,631	428,290,509	117,872,145	127,747,439	152,400,679	191,260,616

Shares outstanding, end of year	64,905,930	373,755,631	6,731,701	117,872,145	33,317,131	152,400,679

Class P
Shares sold	324,046,377		149,425,357		125,008,775
Dividend and distribution reinvested	1,448,358		974,269		808,141
Shares repurchased	(17,102,202)		(7,899,999)		(6,651,595)

Net increase	308,392,533		142,499,627		119,165,321
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	308,392,533		142,499,627		119,165,321

	American Funds Asset Allocation		Pacific Dynamix-Conservative Growth		Pacific Dynamix-Moderate Growth
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	5,084,986	6,467,104	4,747,995	7,862,258	11,791,521	6,768,189
Dividend and distribution reinvested	839,023	-	925,626	389,382	918,483	357,540
Shares repurchased	(1,721,959)	(1,404,018)	(4,632,190)	(1,072,528)	(1,575,529)	(738,958)

Net increase	4,202,050	5,063,086	1,041,431	7,179,112	11,134,475	6,386,771
Shares outstanding, beginning of year	15,964,592	10,901,506	10,900,012	3,720,900	12,356,729	5,969,958

Shares outstanding, end of year	20,166,642	15,964,592	11,941,443	10,900,012	23,491,204	12,356,729

			Portfolio Optimization		Portfolio Optimization
	Pacific Dynamix-Growth		Conservative (1)		Moderate-Conservative (1)
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	7,155,085	4,779,095	391,749,982		449,192,255
Dividend and distribution reinvested	513,957	312,875	3,171,453		3,199,736
Shares repurchased	(771,091)	(1,309,100)	(34,673,857)		(31,777,976)

Net increase	6,897,951	3,782,870	360,247,578		420,614,015
Shares outstanding, beginning of year or period	8,192,665	4,409,795	-		-

Shares outstanding, end of year or period	15,090,616	8,192,665	360,247,579		420,614,016

					Portfolio Optimization
	Portfolio Optimization Moderate (1)		Portfolio Optimization Growth (1)		Aggressive-Growth (1)
	2011	2010	2011	2010	2011	2010
Class I
Shares sold	1,669,381,567		1,473,100,618		335,025,263
Dividend and distribution reinvested	10,642,244		7,369,721		1,380,306
Shares repurchased	(125,399,352)		(100,970,640)		(34,553,953)

Net increase	1,554,624,459		1,379,499,699		301,851,616
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	1,554,624,459		1,379,499,699		301,851,616

(1)	Operations commenced on May 2, 2011.
(2)	See Note 15 for shares issued in connection with acquisitions.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index, Small-Cap Equity, Small-Cap Index, and International Small-Cap Portfolios, the summary schedules of investments), of the Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Focused 30, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, American Funds Asset Allocation, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, Pacific Dynamix – Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (collectively the “Funds”) (forty-two of fifty portfolios comprising the Pacific Select Fund) as of December 31, 2011, the related statements of operations for the year then ended (as to the Inflation Protected, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios, for the period from commencement of operations through December 31, 2011), the statements of changes in net assets for each of the two years in the period then ended (as to the Inflation Protected, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios, for the period from commencement of operations through December 31, 2011), the statement of cash flows for the year then ended for the Long/Short Large-Cap Portfolio, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of December 31, 2011, and the results of their operations, the changes in their net assets, the cash flows for the Long/Short Large-Cap Portfolio, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
February 24, 2012

E-1

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees, service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire 6-month period from July 1, 2011 to December 31, 2011. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy (each a “Variable Contract”), and would be higher if they did.

ACTUAL EXPENSES

The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses, after any applicable fee waivers (Note 6 to Financial Statements) and other expense reductions (Note 7B to Financial Statements). The “Ending Account Value at 12/31/11” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/11-12/31/11” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past 6-month period from July 1, 2011 to December 31, 2011.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/11-12/31/11.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any applicable fee waivers and other expense reductions. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction or Variable Contract costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	07/01/11-
Portfolio	07/01/11	12/31/11	Ratio	12/31/11
Cash Management
Actual
Class I	$1,000.00	$1,000.00	0.10%	$0.50
Class P	1,000.00	1,000.00	0.09%	0.45
Hypothetical
Class I	$1,000.00	$1,024.70	0.10%	$0.51
Class P	1,000.00	1,024.75	0.09%	0.46

Diversified Bond
Actual
Class I	$1,000.00	$1,033.00	0.68%	$3.48
Class P	1,000.00	1,034.10	0.45%	2.31
Hypothetical
Class I	$1,000.00	$1,021.78	0.68%	$3.47
Class P	1,000.00	1,022.94	0.45%	2.29

Floating Rate Loan
Actual
Class I	$1,000.00	$1,003.30	0.96%	$4.85
Class P	1,000.00	1,004.90	0.69%	3.49
Hypothetical
Class I	$1,000.00	$1,020.37	0.96%	$4.89
Class P	1,000.00	1,021.73	0.69%	3.52

High Yield Bond
Actual
Class I	$1,000.00	$990.20	0.63%	$3.16
Class P	1,000.00	991.20	0.43%	2.16
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class P	1,000.00	1,023.04	0.43%	2.19

Inflation Managed
Actual
Class I	$1,000.00	$1,059.10	0.63%	$3.27
Class P	1,000.00	1,060.30	0.43%	2.23
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class P	1,000.00	1,023.04	0.43%	2.19

Inflation Protected
Actual
Class I	$1,000.00	$1,075.70	0.54%	$2.83
Class P	1,000.00	1,075.40	0.38%	1.99
Hypothetical
Class I	$1,000.00	$1,022.48	0.54%	$2.75
Class P	1,000.00	1,023.29	0.38%	1.94

Managed Bond
Actual
Class I	$1,000.00	$1,008.90	0.64%	$3.24
Class P	1,000.00	1,010.00	0.44%	2.23
Hypothetical
Class I	$1,000.00	$1,021.98	0.64%	$3.26
Class P	1,000.00	1,022.99	0.44%	2.24

Short Duration Bond
Actual
Class I	$1,000.00	$1,000.30	0.66%	$3.33
Class P	1,000.00	1,001.40	0.46%	2.32
Hypothetical
Class I	$1,000.00	$1,021.88	0.66%	$3.36
Class P	1,000.00	1,022.89	0.46%	2.35

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	07/01/11-
Portfolio	07/01/11	12/31/11	Ratio	12/31/11

American Funds Growth (2)
Actual
Class I	$1,000.00	$901.40	0.63%	$3.02
Class P	1,000.00	902.20	0.42%	2.01
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class P	1,000.00	1,023.09	0.42%	2.14

American Funds Growth-Income (2)
Actual
Class I	$1,000.00	$937.50	0.66%	$3.22
Class P	1,000.00	938.70	0.41%	2.00
Hypothetical
Class I	$1,000.00	$1,021.88	0.66%	$3.36
Class P	1,000.00	1,023.14	0.41%	2.09

Comstock
Actual
Class I	$1,000.00	$927.20	0.90%	$4.37
Class P	1,000.00	928.00	0.71%	3.45
Hypothetical
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class P	1,000.00	1,021.63	0.71%	3.62

Dividend Growth
Actual
Class I	$1,000.00	$966.70	0.90%	$4.46
Class P	1,000.00	967.90	0.71%	3.52
Hypothetical
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class P	1,000.00	1,021.63	0.71%	3.62

Equity Index
Actual
Class I	$1,000.00	$961.70	0.29%	$1.43
Class P	1,000.00	962.70	0.09%	0.45
Hypothetical
Class I	$1,000.00	$1,023.74	0.29%	$1.48
Class P	1,000.00	1,024.75	0.09%	0.46

Focused 30
Actual
Class I	$1,000.00	$881.80	1.16%	$5.50
Class P	1,000.00	882.70	0.95%	4.51
Hypothetical
Class I	$1,000.00	$1,019.36	1.16%	$5.90
Class P	1,000.00	1,020.42	0.95%	4.84

Growth LT
Actual
Class I	$1,000.00	$903.30	0.80%	$3.84
Class P	1,000.00	904.30	0.60%	2.88
Hypothetical
Class I	$1,000.00	$1,021.17	0.80%	$4.08
Class P	1,000.00	1,022.18	0.60%	3.06

Large-Cap Growth
Actual
Class I	$1,000.00	$933.90	0.91%	$4.44
Class P	1,000.00	935.20	0.72%	3.51
Hypothetical
Class I	$1,000.00	$1,020.62	0.91%	$4.63
Class P	1,000.00	1,021.58	0.72%	3.67

Large-Cap Value
Actual
Class I	$1,000.00	$961.20	0.82%	$4.05
Class P	1,000.00	962.40	0.62%	3.07
Hypothetical
Class I	$1,000.00	$1,021.07	0.82%	$4.18
Class P	1,000.00	1,022.08	0.62%	3.16

Long/Short Large-Cap
Actual
Class I	$1,000.00	$928.40	1.78%	$8.65
Class P	1,000.00	927.90	1.89%	9.18
Hypothetical
Class I	$1,000.00	$1,016.23	1.78%	$9.05
Class P	1,000.00	1,015.68	1.89%	9.60

Main Street Core
Actual
Class I	$1,000.00	$977.20	0.70%	$3.49
Class P	1,000.00	978.20	0.49%	2.44
Hypothetical
Class I	$1,000.00	$1,021.68	0.70%	$3.57
Class P	1,000.00	1,022.74	0.49%	2.50

Mid-Cap Equity
Actual
Class I	$1,000.00	$904.90	0.94%	$4.51
Class P	1,000.00	906.10	0.72%	3.46
Hypothetical
Class I	$1,000.00	$1,020.47	0.94%	$4.79
Class P	1,000.00	1,021.58	0.72%	3.67

Mid-Cap Growth
Actual
Class I	$1,000.00	$828.10	0.98%	$4.52
Class P	1,000.00	829.20	0.76%	3.50
Hypothetical
Class I	$1,000.00	$1,020.27	0.98%	$4.99
Class P	1,000.00	1,021.37	0.76%	3.87

Mid-Cap Value
Actual
Class I	$1,000.00	$885.20	0.96%	$4.56
Class P	1,000.00	886.20	0.73%	3.47
Hypothetical
Class I	$1,000.00	$1,020.37	0.96%	$4.89
Class P	1,000.00	1,021.53	0.73%	3.72

Small-Cap Equity
Actual
Class I	$1,000.00	$934.50	0.95%	$4.63
Class P	1,000.00	935.10	0.80%	3.90
Hypothetical
Class I	$1,000.00	$1,020.42	0.95%	$4.84
Class P	1,000.00	1,021.17	0.80%	4.08

Small-Cap Growth
Actual
Class I	$1,000.00	$892.50	0.91%	$4.34
Class P	1,000.00	893.60	0.69%	3.29
Hypothetical
Class I	$1,000.00	$1,020.62	0.91%	$4.63
Class P	1,000.00	1,021.73	0.69%	3.52

Small-Cap Index
Actual
Class I	$1,000.00	$900.60	0.62%	$2.97
Class P	1,000.00	901.50	0.42%	2.01
Hypothetical
Class I	$1,000.00	$1,022.08	0.62%	$3.16
Class P	1,000.00	1,023.09	0.42%	2.14

Small-Cap Value
Actual
Class I	$1,000.00	$949.80	1.04%	$5.11
Class P	1,000.00	950.90	0.83%	4.08
Hypothetical
Class I	$1,000.00	$1,019.96	1.04%	$5.30
Class P	1,000.00	1,021.02	0.83%	4.23

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	07/01/11-
Portfolio	07/01/11	12/31/11	Ratio	12/31/11

Health Sciences
Actual
Class I	$1,000.00	$955.60	1.18%	$5.82
Class P	1,000.00	956.50	0.98%	4.83
Hypothetical
Class I	$1,000.00	$1,019.26	1.18%	$6.01
Class P	1,000.00	1,020.27	0.98%	4.99

Real Estate
Actual
Class I	$1,000.00	$966.30	1.13%	$5.60
Class P	1,000.00	967.50	0.92%	4.56
Hypothetical
Class I	$1,000.00	$1,019.51	1.13%	$5.75
Class P	1,000.00	1,020.57	0.92%	4.69

Technology
Actual
Class I	$1,000.00	$924.50	1.18%	$5.72
Class P	1,000.00	925.40	0.98%	4.76
Hypothetical
Class I	$1,000.00	$1,019.26	1.18%	$6.01
Class P	1,000.00	1,020.27	0.98%	4.99

Emerging Markets
Actual
Class I	$1,000.00	$831.70	1.06%	$4.89
Class P	1,000.00	832.70	0.86%	3.97
Hypothetical
Class I	$1,000.00	$1,019.86	1.06%	$5.40
Class P	1,000.00	1,020.87	0.86%	4.38

International Large-Cap
Actual
Class I	$1,000.00	$842.10	1.03%	$4.78
Class P	1,000.00	843.30	0.80%	3.72
Hypothetical
Class I	$1,000.00	$1,020.01	1.03%	$5.24
Class P	1,000.00	1,021.17	0.80%	4.08

International Small-Cap
Actual
Class I	$1,000.00	$816.50	1.41%	$6.46
Class P	1,000.00	819.40	0.87%	3.99
Hypothetical
Class I	$1,000.00	$1,018.10	1.41%	$7.17
Class P	1,000.00	1,020.82	0.87%	4.43

International Value
Actual
Class I	$1,000.00	$822.80	0.89%	$4.09
Class P	1,000.00	823.70	0.69%	3.17
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.73	0.69%	3.52

American Funds Asset Allocation (2)
Actual
Class I	$1,000.00	$959.30	0.63%	$3.11
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21

Pacific Dynamix — Conservative Growth (3)
Actual
Class I	$1,000.00	$992.90	0.39%	$1.96
Hypothetical
Class I	$1,000.00	$1,023.24	0.39%	$1.99

Pacific Dynamix — Moderate Growth (3)
Actual
Class I	$1,000.00	$962.50	0.37%	$1.83
Hypothetical
Class I	$1,000.00	$1,023.34	0.37%	$1.89

Pacific Dynamix — Growth (3)
Actual
Class I	$1,000.00	$935.60	0.36%	$1.76
Hypothetical
Class I	$1,000.00	$1,023.39	0.36%	$1.84

Portfolio Optimization Conservative (4)
Actual
Class I	$1,000.00	$998.80	0.21%	$1.06
Hypothetical
Class I	$1,000.00	$1,024.15	0.21%	$1.07

Portfolio Optimization Moderate-Conservative (4)
Actual
Class I	$1,000.00	$976.30	0.21%	$1.05
Hypothetical
Class I	$1,000.00	$1,024.15	0.21%	$1.07

Portfolio Optimization Moderate (4)
Actual
Class I	$1,000.00	$954.50	0.21%	$1.03
Hypothetical
Class I	$1,000.00	$1,024.15	0.21%	$1.07

Portfolio Optimization Growth (4)
Actual
Class I	$1,000.00	$933.80	0.21%	$1.02
Hypothetical
Class I	$1,000.00	$1,024.15	0.21%	$1.07

Portfolio Optimization Aggressive-Growth (4)
Actual
Class I	$1,000.00	$910.50	0.21%	$1.01
Hypothetical
Class I	$1,000.00	$1,024.15	0.21%	$1.07

(1)	Expenses paid during the six-month period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.
(2)	The annualized expense ratios for the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios do not include expenses of the underlying Master Funds (see Note 1 in Notes to Financial Statements) in which the portfolios invest.
(3)	The annualized expense ratios for all the Pacific Dynamix Portfolios do not include expenses of the Pacific Dynamix Underlying Portfolios (see Note 1 in Notes to Financial Statements) in which the Pacific Dynamix Portfolios invest.
(4)	The annualized expense ratios for the Portfolio Optimization Portfolios do not include expenses of the Portfolio Optimization Underlying Funds (See Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Portfolios invest.

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION
(Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Fund’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Fund’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member, Board of Regents (1993 to 1996), Eastern Michigan University.	78

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	78

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Life Funds; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) and Former Vice Chairman (2001 to 2007) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	78

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	78

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing) and has been retired since that time.	78

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09, President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09),President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Life Funds.	78

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09, Executive Vice President 6/20/06 to 1/10/07)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to present) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 4/10) of Pacific Life; Trustee (9/05 to 12/10), Pacific Life Employees Retirement Plan; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 4/10) of Pacific Life Fund Advisors LLC; Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings LLC; Director (6/08 to present) Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings Limited; Director (9/11 to present) of Pacific Life Reinsurance (Barbados) Ltd; Board Member (1/12 to present) and Director (9/11 to 12/11) Pacific Services Canada Ltd.; Board Member and Vice Chairman (8/01 to 10/07) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03), of Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), of MetLife, Inc.; Director (12/05 to present), Executive Vice President (4/10 to present) and Senior Vice President (12/05 to 4/10) of Pacific Alliance Reinsurance Ltd; Director (10/07 to present), Executive Vice President (6/10 to present) and Senior Vice President (10/07 to 6/10) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Life Funds.	78

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS (Continued)

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Investment Counsel (4/04 to present), Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09), Assistant Vice President and Investment Counsel (8/99 to 4/04) of Pacific Life & Annuity Company; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	78

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	78

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	78

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life & Annuity Company; and Vice President (6/06 to present) of Pacific Life Funds.	78

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life, Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC ; and similar positions with other subsidiaries of Pacific Life; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Life Funds.	78

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; Vice President (4/11 to present), Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Vice President (4/05 to present), Assistant Secretary (6/01 to present) and Assistant Vice President (6/01 to 4/05) of Pacific Life Funds.	78

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS (Continued)

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (4/10 to present) of Pacific Life & Annuity Company; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	78

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Vice President (11/06 to present) of Pacific Life Funds.	78

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2011, the “Fund Complex” consisted of Pacific Select Fund (50 portfolios) and Pacific Life Funds (28 funds).

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS
(Unaudited)

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Fund”) oversees the management of each of the separate portfolios of the Fund (each a “Portfolio” and collectively, the “Portfolios”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each portfolio management agreement (the “Portfolio Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers or “Portfolio Managers.” PLFA serves as the investment adviser for all of the Portfolios and directly manages the High Yield Bond and the Cash Management Portfolios (the “PAM Managed Portfolios”) under the name Pacific Asset Management (“PAM”) and the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Asset Allocation Portfolios,” and together with the PAM Managed Portfolios, the “Directly Managed Portfolios”). For the other Portfolios, with the exception of the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, and the American Funds Asset Allocation Portfolio (collectively, the “Feeder Portfolios”), PLFA has retained other firms to serve as Portfolio Managers under PLFA’s supervision. Each of the Feeder Portfolios invests all of its assets in a master fund; and therefore, PLFA has not retained other portfolio managers to manage the assets of these Portfolios. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 12-13, 2011.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Portfolio Manager that was submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Portfolios throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Portfolio performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Portfolios by PLFA and the Portfolio Managers. The Board also reviewed financial and profitability information regarding PLFA and the Portfolio Managers, and information regarding the organization and operations of each entity such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Portfolio. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Portfolios’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

Annual Consideration and Approval of Investment Advisory and Portfolio Management Agreements

In evaluating the Advisory Agreement and each Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

Portfolio Oversight and Supervision — PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Portfolio Managers and PAM; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder and/or contract holder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust, its shareholders and investing.

The Trustees also considered that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Portfolios. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the Portfolios.

The Trustees considered PLFA’s continued development and use of analytical tools for assessing Portfolio performance and the performance of the Portfolio Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to identify Portfolios that are underperforming applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor the performance of Portfolio Managers, including the use of analytical methods to review Portfolio

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Portfolio performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Board also noted that PLFA conducts periodic due diligence on Portfolio Managers involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Portfolio Manager’s investment process and to seek to identify issues that may be relevant to a Portfolio Manager’s services to a Portfolio or a Portfolio’s performance, including, but not limited to, the financial strength of a Portfolio Manager, significant staffing changes that could affect a Portfolio, material changes in a Portfolio Manager’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support. The Trustees also noted that PLFA appeared to have implemented effective methods for monitoring investment style consistency by Portfolio Managers and for analyzing the use of derivatives by Portfolio Managers. With respect to the PAM Managed Portfolios, the Board considered that PLFA provided oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Portfolio Managers. The Board also considered that PLFA manages directly the Asset Allocation Portfolios.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities, including researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt, the value of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered PLFA’s oversight of transition management when overseeing significant changes in the Portfolios, such as cash movements between the Portfolios arising from reallocations by funds of funds and the transition from one Portfolio Manager to another, including steps taken by PLFA to reduce transaction costs associated with a Portfolio transition.

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Portfolios, its compliance monitoring of the Portfolio Managers and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Portfolio Managers; and its attention to matters that may involve conflicts of interest with each Portfolio. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Fund’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Portfolio Managers, and the Portfolios with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further considered the monitoring and additional services provided by PLFA to the Portfolios, including risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

The Trustees noted that the Portfolios are used as the investment options for variable products of Pacific Life and Pacific Life & Annuity Company (“PL&A”), and they believe the Portfolios provide a broad range of investment options for contract holders of Pacific Life and PL&A, including investment options that provide exposure to major asset classes such as equity and debt, and many different investment styles within those asset classes, and target risk funds that also provide investors with asset allocation for different profiles. The Trustees further noted that the offering of the Portfolios as investment options assisted in distinguishing these variable products in the marketplace. The Trustees considered that they had received reports indicating that these variable products are well designed and competitive.

Portfolio Management — PLFA and the Portfolio Managers. The Trustees considered various materials relating to PLFA, including PAM, and the Portfolio Managers, including copies of each existing Advisory Agreement and Portfolio Management Agreement; copies of the Form ADV for PLFA and each Portfolio Manager; financial information relating to PLFA and each Portfolio Manager; and other information deemed relevant to the Trustees’ evaluation of PLFA and each Portfolio Manager, including qualitative assessments from senior management of PLFA.

The Trustees considered the benefits to shareholders of retaining PLFA and each Portfolio Manager and continuing the Advisory Agreement and Portfolio Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by PLFA and the Portfolio Managers. The Trustees noted the portfolio management services that have been provided by PLFA or PAM to the Directly Managed Portfolios and the portfolio management services that have been provided by the Portfolio Managers to the other Portfolios. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Portfolios and their shareholders, the organizational depth and resources of PLFA and the Portfolio Managers, including the background and experience of PLFA and each of the Portfolio Manager’s management, and the expertise of PLFA, its PAM unit, and each Portfolio Manager’s portfolio management team, as well as the investment methodology used by PLFA, its PAM unit, and the Portfolio Manager.

The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO had in place a systematic process for periodically reviewing PLFA’s and each Portfolio Manager’s written compliance policies and procedures, including the assessment of PLFA’s and each Portfolio Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s and each Portfolio Manager’s code of ethics. The Trustees also considered that PLFA and each Portfolio Manager continues to cooperate with the CCO in reviewing its compliance operations.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Trustees believed it to be appropriate.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Portfolio Managers.

2. Investment Results

The Trustees considered the investment results of each Portfolio in light of its objective and market conditions over the past year. The Trustees compared each Portfolio’s total returns with both the total returns of appropriate groups of peer funds, based on information provided

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

by PLFA using data from independent sources, and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by an Independent Consultant who provided a presentation and analysis to the Trustees regarding peer group performance utilizing data from independent sources. The information provided to the Trustees included each Portfolio’s performance record for the prior ten calendar years, as applicable, and three-month, year-to-date, one-, three-, five- and ten-year or since inception periods, as applicable. In reviewing the performance data drawn from independent sources, as well as the performance of the respective benchmark indices, the Trustees noted that some Portfolios had outperformed their peer groups over certain periods and/or exceeded their respective benchmark indices while others underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Portfolios with representatives of PLFA, including an assessment of the approach used by the Portfolio Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.

The Trustees also reviewed the monitoring of the Portfolio Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. The Trustees noted that many of the best independent investment advisers consistently compete to be considered to provide portfolio management services for the Portfolios. Generally, the Trustees noted that there continues to be a strong record of well-managed Portfolios that work well in the Asset Allocation Portfolios and that the Asset Allocation Portfolios provide a range of professionally managed asset allocation investment options. The Trustees also noted that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Portfolios and the benefits the Asset Allocation Portfolios provide for shareholders generally.

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Portfolio’s investment objective either directly or through the selection of Portfolio Managers and that PLFA’s record in managing each Portfolio indicates that its continued management as well as the continuation of the respective Portfolio Management Agreements will benefit each Portfolio and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Portfolio Manager as compared to the portion retained by PLFA, and operating expense ratios for each of the Portfolios. The Independent Trustees also requested and reviewed information from the Independent Consultant along with their analysis of advisory fees, sub-advisory fees and certain other expenses. The Trustees reviewed the advisory fees, sub-advisory fees and operating expense ratios of each Portfolio and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Portfolios were subject to contractual expense limitations agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on peer fund group information retrieved from the independent sources. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for the Portfolios. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Portfolios.

The Trustees also considered information from the Portfolio Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of each Portfolio Manager with other registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Portfolios by the Portfolio Managers and that the level of services provided by these Portfolio Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Portfolio Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the sub-advised Portfolios, the fee rates were the result of arms’-length negotiations between PLFA and the Portfolio Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Portfolio. The Trustees observed that certain of the Portfolios’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Portfolio were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Portfolio Managers regarding PLFA’s costs of sponsoring the Portfolios and information regarding the profitability of PLFA and the Portfolio Managers.

PLFA and the Portfolio Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Portfolios, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity and variable life insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that analysis of the Fund’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Portfolio Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Portfolio Managers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Portfolio Management Agreements to the Portfolio Managers because of, among other things, the differences in the types of information provided by the Portfolio Managers, the fact that many Portfolio Managers manage substantial assets other than the Portfolios and, further, that any such assessment would involve assumptions regarding the Portfolio Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Portfolio Managers, the Trustees gave less weight to profitability considerations and did not view that this data was as important as other data given the arms’-length nature of the relationship (for the Portfolios that are sub-advised) between PLFA and such Portfolio Managers with respect to the negotiation of portfolio management fees.

Economies of Scale. The Trustees considered information relating to economies of scale provided by PLFA and the Independent Consultant, and PLFA’s general willingness to discuss and evaluate the topic of economies of scale with the Trustees.

The Trustees considered that the advisory fee schedules contained breakpoints reducing the rate of the advisory fee as Portfolio assets grow for all Portfolios except the Asset Allocation Portfolios. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and potential future economies of scale as the asset levels of a Portfolio increase. The Independent Trustees noted that the Asset Allocation Portfolios are funds-of-funds that invest in other Portfolios that have advisory fee schedules containing breakpoints that reduce the total advisory fees paid by shareholders of the Asset Allocation Portfolios as assets grow. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Portfolios for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life and PL&A had also consistently reinvested in the business with respect to the variable products to which the Fund serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Portfolio by Portfolio basis. This analysis was complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the ability to provide and expand those services through, for example, continuing investments in technology and shareholder services, as discussed above. The Trustees considered that the Portfolios are well managed, and provide shareholders with a wide choice of premier Portfolio Managers and sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services to the Portfolios on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Portfolios, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board concluded that the Portfolios’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Portfolio and its shareholders to their benefit.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Portfolio Managers information concerning other benefits received by PLFA, the Portfolio Managers, and their affiliates as a result of their respective relationship with the Portfolios, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Portfolio Managers and the use of soft-dollars by certain of the Portfolio Managers. The Trustees also considered information concerning other significant economic relations between the Portfolio Managers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Portfolio Management Agreement are fair and reasonable with respect to each Portfolio and its shareholders, and that the renewal of the Advisory Agreement and each applicable Portfolio Management Agreement would be in the best interests of the Portfolios and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Portfolio Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

PACIFIC SELECT FUND
WHERE TO GO FOR MORE INFORMATION
(Unaudited)

Availability of Quarterly Holdings

The Fund files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Fund’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Fund’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Fund files information regarding how the Fund’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Fund’s Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Fund

For complete descriptions of the various securities and other instruments held by the Fund and their risks, please see the Fund’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, see the Fund’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is described in the Fund’s SAI.

Availability of a Complete Schedule of Investments

The Fund’s annual and semi-annual reports may contain a summary schedule of investments (“SOI”) for certain portfolios. A complete schedule for each summary SOI presented is available as noted below.

How to obtain Information

The Fund’s prospectus, SAI (including Proxy Voting Policies), the Pacific Dynamix Underlying Portfolios annual and semi-annual reports, and complete Schedules of Investments are available:

•	On the Fund’s website at http://www.PacificLife.com

•	On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Pacific Life’s Annuity Registered Representative: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

7 a.m. through 5 p.m. Pacific Time

Pacific Life Insurance Company/
Pacific Life & Annuity Company
Mailing Address:
P.O. Box 2378
Omaha, Nebraska 68103-2378

Annual Report
as of December 31, 2011

•	Pacific Select Fund

Form Nos.	15-20951-14 1331-12A

Pacific Dynamix Underlying Portfolios
Annual Report
As of December 31, 2011

TABLE OF CONTENTS

PACIFIC SELECT FUND

PACIFIC SELECT FUND PERFORMANCE DISCUSSION
     This Annual Report for Pacific Select Fund (Fund) is provided for the general information of investors with beneficial interests in the Fund as it relates specifically to the underlying portfolios (Pacific Dynamix Underlying Portfolios) of the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the Pacific Dynamix Portfolios). The Pacific Dynamix Underlying Portfolios and their portfolio managers are referenced in the table below. Additionally, this report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains information about the Fund and each of its portfolios, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a portfolio will achieve its investment objective. Each portfolio is subject to market risk. The value of a portfolio changes as its asset values go up or down. The value of a portfolio’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Pacific Dynamix Underlying Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. Past performance is not predictive of future performance. This report shows you the performance of the Fund’s Pacific Dynamix Underlying Portfolios compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Pacific Dynamix Underlying Portfolios. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.
     Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Fund and supervises the management of the Pacific Dynamix Underlying Portfolios of the Fund (subject to the review of the Fund’s Board) and directly manages the three Pacific Dynamix Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed as of December 31, 2011. PLFA also supervises the management of other portfolios; however, this report pertains to the Pacific Dynamix Underlying Portfolios of the Pacific Dynamix Portfolios.
     PLFA has retained other firms to serve as portfolio managers for the Pacific Dynamix Underlying Portfolios under its supervision. Each of these portfolio managers has written a separate commentary specific to each Pacific Dynamix Underlying Portfolios and as such, is based on their opinions of how their Pacific Dynamix Underlying Portfolio(s) performed during the year. The views expressed in the commentaries reflect those of the portfolio managers as of December 31, 2011.
     All views are subject to change at any time based upon market or other conditions, and the Fund, its adviser and the portfolio managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the portfolio manager or adviser, as applicable. The adviser and portfolio managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Fund’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Fund’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,”“anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.
     In connection with any forward-looking statements and any investment in the Fund, investors should carefully consider the investment objectives, policies and risks described in the Fund’s current Prospectus, as supplemented, and the Statement of Additional Information, as supplemented. The Pacific Dynamix Underlying Portfolios and their portfolio managers as of December 31, 2011, are listed below:

Pacific Dynamix Underlying Portfolio	Portfolio Manager
PD Aggregate Bond Index PD High Yield Bond Market	SSgA Funds Management, Inc. (SSgA FM)
PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	BlackRock Investment Management, LLC (BlackRock)
PD International Large-Cap PD Emerging Markets	Dimensional Fund Advisors LP (DFA)

Market Conditions (for the twelve months ended December 31, 2011)
Executive Summary
     Markets faced turbulent conditions throughout 2011, particularly in the latter half of the year. Obstacles came from multiple areas of the world and dealing with crises became a common event. Macroeconomic factors became the primary driver to performance over the reporting period, as markets moved on a “risk-on” and “risk-off” basis — riskier securities generally outperformed when macro headlines were positive, and conservative securities tended to outperform when news was negative.
     In the first half of the year, markets endured the geopolitical tension in the Middle East and Northern Africa (MENA) region, which ultimately led to regime changes in many of these nations. The uncertainty in the region caused oil prices to temporarily spike above $100 per barrel earlier in the year. Additionally, Japan dealt with the devastating earthquake and tsunami that caused a disruption in the global supply chain. This forced many automakers and other manufacturers to delay production, adding pressure to an already challenging period.
     Over the second half of the year, the spotlight shifted back to the debt crisis in Europe that initially surfaced in 2009. The struggle in Europe appeared to have a direct impact on the U.S. and other regional markets, especially in the third quarter. Global equity markets plummeted as uncertainty in the European Union and the eurozone amplified. Further contributing to the volatility, news of a potential resolution caused equity markets to rally, whereas
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
opposition to such propositions pushed markets back down. The lack of progress and uniformity in resolving the situation fueled the volatility in the global market place. U.S. politicians also contributed a fair share of disruption during the period. Political debate became rampant as the parties prepared for the upcoming 2012 presidential election. The gridlock in Washington D.C. was clearly evident in the manner Congress handled fiscal planning. Instead of productively negotiating terms, political members fought over the fiscal budget plan without finding a clear resolution. Such display triggered Standard & Poor’s to downgrade the U.S. credit rating from the highest rating of AAA down to AA+.
     While fundamental factors seemed to have been largely neglected throughout the year, they appeared to remain solid. U.S. corporate profits continued to rise to all-time highs, and valuations on U.S. equities looked attractive. Nevertheless, fear dominated the marketplace, resulting in a theme of “flight-to-safety” (e.g. shift into Treasuries) during the reporting period.
     The following sections highlight how specific market segments responded to the events that unfolded over the year.
Fixed Income
     Among the major asset classes, the fixed income segment generally fared better than the other major groups. For the 2011 calendar year, the overall fixed income market (as measured by the Barclays Capital U.S. Aggregate Bond Index) gained 7.84%. During the challenging economic environment, long-term Treasuries led the bond market. The Barclays Capital Long Term US Treasury Index increased by 29.93% for the calendar year. Despite Standard & Poor’s downgrade of the U.S. credit rating, investors continued to shift assets into Treasuries during the volatile market condition. Treasury yields (which have an inverse relationship to prices) reached historic lows during the period, as the 10-Year Treasury yield dipped below 2.00%. This phenomenon was partially supported by the Federal Reserve’s (Fed) stimulus plan called “Operation Twist.” This policy (which is expected to run from October 2011 to June 2012) entails selling approximately $400 billion in short-term Treasuries and using the funds to purchase long-term bonds. This effort seeks to keep long-term interest rates low and encourage borrowing.
     While U.S. regulators continued to intervene, investors showed concerns abroad. European bonds (both sovereign and non-sovereign) were among the worst performing categories of the fixed income market. The jittery sentiment spilled into other sectors, which was reflected in credit spreads that widened in the second half of the year. Riskier credits experienced a sharper increase in spreads, resulting in high yield bonds to generally lag behind investment grade credits. Additionally, the securitized credit group (i.e. commercial mortgage-backed securities (CMBS), mortgage-backed securities (MBS), and asset-backed securities (ABS) generally fared better than European bonds and high yield sectors but trailed the broad fixed income market. Short-term credit returns barely budged in 2011, as the Fed continued to hold the federal funds (Fed Funds) rate near zero percent. Low cash yields and the Fed’s ongoing message of maintaining “exceptionally low levels for the Fed Funds rate for an extended period” have kept the short end of the yield curve relatively flat for approximately three years.
Domestic Equity
     The domestic equity market traded within a support and resistance range in the first half of the year but experienced wild fluctuation in the second half of 2011. Nevertheless, the S&P 500 Index managed to finish the year on a positive note with a modest gain of 2.11% for the period. Consistent with the overall risk averse sentiment, higher quality and conservative stocks generally performed better than their counterparts. In terms of market capitalization tiers, large-capitalization stocks outperformed small-capitalization stocks. Large-capitalization stocks (as measured by the Russell 1000 Index) returned 1.50%, whereas small-capitalization stocks (as measured by the Russell 2000 Index) fell 4.18% for the reporting period. Investors appeared to have a preference for more established companies that may have been able to better withstand the difficult economic conditions. Additionally, higher quality companies (as determined by those with lower debt-to-capital, higher return-on-equity, and higher profit margins) generally fared well during this period. With respect to style, domestic growth stocks outpaced their value counterparts in 2011. This was partly due to the financial sectors generally having a higher weight in value indices. Financials was the worst performing equity sector, sliding 17.06% for the period. On the other hand, defensive sectors (which tend to have less sensitivity to economic cycles) performed well — for the calendar year, the utilities, consumer staples and health care sectors jumped 19.91%, 13.99% and 12.73%, respectively (Source: Standard and Poor’s). Dividend-paying stocks also performed well for the year as investors searched for yield and income amid the low interest rate environment. In particular, the real estate investment trust (REIT) market continued to deliver solid returns throughout 2011. The Financial Times Stock Exchange National Association of Real Estate Investment Trust (FSTE NAREIT) Equity REITs Index gained 8.29% for the year. Self storage and apartment REITs performed well, which may have been a result of a receding trend in homeownership rates. On the other hand, hotel, industrial and office segments of the REITs market continued to struggle.
International Equity
     With much of the global concerns centering on Europe, the developed international equity market trailed the U.S. stock market, as the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index dropped 12.14% for the year. Similar to the U.S. equity market, international large-capitalization stocks outperformed small-capitalization stocks. However, styles were mixed as value outpaced growth in the large-capitalization space, but growth outshined value in the small-capitalization area. Although the sovereign debt problems have been concentrated in several peripheral European countries (i.e. Portugal, Ireland, Italy, Greece and Spain), the lack of progress in finding a definitive solution has fed concerns to other regions around the world. Even China has expressed concerns over its exports to Europe as the export-led country has begun to refocus on growth over inflation. Many emerging market countries had focused on taming inflation by raising interest rates throughout 2011. Such measures may have had additional downward pressure on their respective stock markets. The MSCI Emerging Markets Index plunged 18.42% for the period.
Concluding Remarks
     The 2011 calendar year repeated another period of volatility. In such environments, the bond market tends to hold up well as many seek shelter in Treasuries. Despite the harsh conditions, the S&P 500 Index managed to climb out of negative territory toward the end of the year. On the other hand, foreign equity markets had more difficulty trying to recover from the sharp fall in the summer of 2011. From a macroeconomic perspective, conditions in the U.S. have shown slight signs of stabilization — albeit still a distance from normalization. Housing starts have slowly trended in a positive direction, but
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
levels remain well below the historical average. Similarly, the unemployment rate continues to fall but lingers at an elevated level. On a brighter side, corporate profits continue to rise to all-time highs.
     The debt crisis in Europe, which began in late 2009, became the primary focus throughout the past year. The lack of collaboration in resolving the problem reverberated throughout the global marketplace. Wild swings in the market had become a frequent occurrence in recent quarters. The struggle in Europe appeared to have a direct impact on the U.S. and other regional markets. However, recent signs have shown a modest decoupling between the U.S. and international markets. Many economists and market participants anticipate Europe heading into another recession, while some reports may signal a healing U.S. economy. Nevertheless, the U.S. continues to deal with its fair share of uncertainty. As noted, political disorder had contributed to the fluctuation in the U.S. marketplace. Heading into 2012 with the next U.S. presidential election on the horizon, political debate and entanglement has become extensive. Congress continues to bicker over issues instead of collaborating to fix the economy. While this may create additional noise in the marketplace, fundamental factors provide some support. Valuation levels continue to look attractive compared to historical levels, and corporate balance sheets appear healthy with relatively low debt levels and high cash positions. Markets will likely remain sensitive to various factors as developed economies go through this prolonged deleveraging cycle. As investors continue to deal with a balance between negative headline events and hints of positive statistics, markets could display erratic trends. Europe could potentially pose more challenges for markets around the world. On the other hand, prospective opportunities could help offset some of the downside. The global economy continues to be sluggish; however, equity valuations appear attractive. The delicate balance between the challenges and opportunities has increased the importance of proper asset allocation to navigate through various market conditions. This is particularly true during these turbulent times.
PD Aggregate Bond Index Portfolio (managed by SSgA Funds Management, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the PD Aggregate Bond Index Portfolio’s Class P returned 7.65%, compared to a 7.84% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The portfolio seeks to replicate as closely as possible, the total return of its benchmark.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the reporting period, the difference in returns from the benchmark principally resulted from sampling error as the size of the portfolio provided a practical limit on the number of holdings possible relative to its broad-based benchmark index. The top three sectors in terms of excess returns versus comparable duration Treasuries in the benchmark were the non-captive diversified finance companies, the consumer non-cyclical tobacco and the energy refining sectors, while the bottom three sectors were ABS credit card, ABS stranded cost utility and Agency local authority sectors.
     The SSgA FM portfolio management team seeks to match the returns of the Barclays Capital US Aggregate Bond Index. As a result, we seek to maintain a portfolio which matches all of the major characteristics of the index, including sector, quality, yield and duration. The portfolio uses a stratified sampling approach to match the index major risk characteristics and does not over or underweight sectors or securities in an effort to add value above its benchmark. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of poor bond market performance.
PD High Yield Bond Market Portfolio (managed by SSgA Funds Management, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the PD High Yield Bond Market Portfolio’s Class P returned 5.03%, compared to a 4.96% return for its benchmark, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index. The portfolio seeks to replicate as closely as possible, the total return of its benchmark.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The difference in returns resulted from sampling error as the size of the portfolio provided a practical limit on the number of holdings possible relative to its broad-based benchmark index. The SSgA FM portfolio management team seeks to deliver a risk-controlled exposure to the broad U.S. high yield market. The objective is to replicate, as closely as possible, the return of the benchmark utilizing a stratified sampling technique to match major index characteristics such as duration, issuer market weight, credit quality and industry. For the year ended December 31, 2011, the benchmark posted excess returns as measured against comparable duration Treasuries. The top three performing industries within the index were environmental, supermarkets and media & cable, and the bottom three performing industries within the index were non-captive consumer, home construction and airlines.
     2011 was a tale of two halves for the high yield market. The first half of 2011 ended almost as it began with the option-adjusted spreads (OAS) of the benchmark at 5.26% in June versus 5.27% at the beginning of January. OAS is a method used in calculating the relative value of a fixed income security containing an option, such as a borrower’s option to prepay a loan. It reflects the spread (incremental yield) over a similar duration Treasury. The methodology makes it easier to compare two different bonds, one of which has a call option (or prepayment option) and one that does not. The second half of the reporting period was volatile with spreads widening as the OAS of the benchmark ended the year at 7.02%. In fact, the third quarter of the year was one of the worst quarters on record with the benchmark’s OAS widening 2.83% (from 5.27% to 8.10%). Overall, 2011 was a difficult year for the high yield credit market as only one industry was able to post a lower OAS for the year.
PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the PD Large-Cap Growth Index Portfolio’s Class P returned 2.39%, compared to a 2.64% return for its benchmark, the Russell 1000 Growth Index. The portfolio seeks to replicate as closely as possible, the total return of its benchmark.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the Russell 1000 Growth Index throughout the reporting period.
     Despite domestic equities’ lackluster performance during the year, U.S. stocks still outperformed most international markets given their relative safety during a time of heightened uncertainty overseas. Growth strategies (as represented by the Russell 1000 Growth Index) outperformed value strategies (as represented by Russell 1000 Value Index) for the year. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. From a sector perspective, as represented by the Russell 1000 Index, utilities led the index for 2011. The defensive consumer staples sector performed well amid high volatility, as did stocks in the health care sector, which benefited from increased merger and acquisition (M&A) activity during the year and contributed to the portfolio’s performance. On the other hand, battered by the world’s debt problems, the financials sector saw the largest losses which detracted from portfolio performance. The more cyclical materials and industrials sectors also declined amid heightened uncertainty about the global economy and detracted from portfolio performance.
PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the PD Large-Cap Value Index Portfolio’s Class P returned 0.19%, compared to a 0.39% return for its benchmark, the Russell 1000 Value Index. The portfolio seeks to replicate as closely as possible, the total return of its benchmark.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the Russell 1000 Value Index throughout the reporting period.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Despite domestic equities’ lackluster performance during the year, U.S. stocks still outperformed most international markets given their relative safety during a time of heightened uncertainty overseas. Growth strategies (as represented by the Russell 1000 Growth Index) outperformed value strategies (as represented by Russell 1000 Value Index) for the year. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. From a sector perspective as represented by the Russell 1000 Index, utilities led the index for 2011. The defensive utilities and consumer staples sectors performed well amid high volatility, as did stocks in the health care sector which benefited from increased M&A activity during the year and contributed to the portfolio’s performance. Battered by the world’s debt problems, the financials sector saw the largest losses which detracted from portfolio performance. The more cyclical materials and industrials sectors also declined amid heightened uncertainty about the global economy.
PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the PD Small-Cap Growth Index Portfolio’s Class P returned -3.27%, compared to a -2.91% return for its benchmark, the Russell 2000 Growth Index. The portfolio seeks to replicate as closely as possible, the total return of its benchmark.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the Russell 2000 Growth Index throughout the reporting period.
     Despite domestic equities lackluster performance during the year, U.S. stocks still outperformed most international markets given their relative safety during a time of heightened uncertainty overseas. Growth strategies (as represented by the Russell 2000 Growth Index) outperformed value strategies (as represented by Russell 2000 Value Index) for the year. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. From a sector perspective (as represented by the Russell 2000 Index), utilities led the index for 2011. The defensive consumer staples sector performed well amid high volatility, as did stocks in the health care sector, which benefited from increased and M&A activity during the year and contributed to portfolio performance. On the other hand, the cyclical materials, energy and the telecommunications sectors saw the largest declines during the year amid heightened uncertainty about the global economy and detracted from portfolio performance.
PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the PD Small-Cap Value Index Portfolio’s Class P returned -5.82%, compared to a -5.50% return for its benchmark, the Russell 2000 Value Index. The portfolio seeks to replicate as closely as possible, the total return of its benchmark.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the Russell 2000 Value Index throughout the reporting period.
     Despite domestic equities’ lackluster performance during the year, U.S. stocks still outperformed most international markets given their relative safety during a time of heightened uncertainty overseas. Growth strategies (as represented by the Russell 2000 Growth Index) outperformed value strategies (as represented by Russell 2000 Value Index) for the year. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. From a sector perspective, relative to the Russell 2000 Index, utilities led the index for 2011. The defensive consumer staples sector performed well amid high volatility, as did stocks in the health care sector, which benefited from increased M&A activity during the year and contributed to portfolio performance. On the other hand, the cyclical materials, energy and the telecommunications sectors saw the largest declines during the year amid heightened uncertainty about the global economy and detracted from portfolio performance.
PD International Large-Cap Portfolio (managed by Dimensional Fund Advisors LP)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the PD International Large-Cap Portfolio’s Class P returned -12.16%, compared to a -12.21% return for its benchmark, the MSCI World ex USA Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio seeks to capture the returns of large company equity securities in selected international developed countries. The portfolio management team at DFA employs a disciplined quantitative approach, emphasizing broad diversification, but does not attempt to track a specific index. As of December 31, 2011, the portfolio held approximately 1,100 securities invested in 23 developed countries. With the portfolio’s diversified approach, performance was generally determined by broad structural trends in international equity markets rather than by the behavior of a limited
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
number of securities. By structural trends, we mean that the overall performance of the portfolio is generally not dictated by one or two security names. Rather, the overall performance of the portfolio is going to be determined by macro-level differences in country weights, sector weights or differences in allocation between mid-, large-, mega-capitalization stocks and/or value/growth characteristics as a whole.
     For the year ended December 31, 2011, the portfolio performed in-line with the benchmark. The portfolio’s composition of mid-capitalization securities generally outperformed those in the benchmark during the year. Within sectors, the portfolio benefited from its composition of financials and materials sectors which generally outperformed those in the benchmark. On the other hand, the portfolio’s exclusion of REITs detracted from its relative performance as REITs were one of the better performing sectors of the benchmark during the reporting period. Within countries, the portfolio’s securities selection in the United Kingdom (U.K.) and France outperformed those in the benchmark whereas the portfolio’s securities in Netherlands and Hong Kong underperformed those in the benchmark.
PD Emerging Markets Portfolio (managed by Dimensional Fund Advisors LP)
Q. How did the portfolio perform over the year ended December 31, 2011?
A. For the year ended December 31, 2011, the PD Emerging Markets Portfolio’s Class P returned -18.20%, compared to a -18.42% return for its benchmark, the MSCI Emerging Markets Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio seeks to capture the returns of large company equity securities in selected emerging market countries. The portfolio management team at DFA employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging market equities, but does not attempt to track a specific index. As of December 31, 2011, the portfolio held approximately 520 securities invested in 20 emerging markets countries. With the portfolio’s diversified approach, performance was generally determined by structural trends in emerging country equity markets rather than the behavior of a limited number of securities. By structural trends, we mean that the overall performance of the portfolio is generally not dictated by one or two security names. Rather, the overall performance of the portfolio is going to be determined by macro-level differences in country weights, sector weights or differences in allocation between mid-, large-, mega-capitalization stocks and/or value/growth characteristics as a whole.
     For the year ended December 31, 2011, the portfolio outperformed the benchmark. The portfolio’s outperformance was primarily due to the exclusion of small-capitalization securities that were deemed ineligible for inclusion in the portfolio due to their size but which were included in the benchmark. These securities generally underperformed during the 2011 calendar year, and their exclusion contributed to the portfolio’s relative performance. From a sector standpoint, the portfolio’s higher allocation to consumer staples and consumer discretionary, two sectors that outperformed, contributed to its relative performance. The portfolio’s composition of securities within financials, industrials and consumer discretionary sectors also contributed to its relative performance, whereas stock selection within the information technology sector detracted from its relative performance.
Benchmark Definitions
Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and corporate mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.
Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a prorata basis. The total return is equal to the change in price plus the coupon return.

A-8

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
MSCI Emerging Markets Index is an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.
MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 30, 2011, the MSCI World ex USA Index will consist of 23 developed market country indices. Results include reinvested dividends.
Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index. Results include reinvested dividends.
Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.
Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It is an index of approximately 1,200 small companies with higher price-to-book ratios and forecasted growth values than companies in the Russell 2000 Value Index. Results include reinvested dividends.
Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 2000 Growth Index. Results include reinvested dividends.

A-9

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments
December 31, 2011

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 21.3%

Consumer Discretionary - 1.4%

AutoZone Inc 4.000% due 11/15/20	$50,000	$51,302
Best Buy Co Inc 5.500% due 03/15/21	25,000	23,948
CBS Corp 8.875% due 05/15/19	25,000	32,146
Comcast Cable Communications Holdings Inc 8.375% due 03/15/13	100,000	108,793
Comcast Corp
5.700% due 07/01/19	100,000	116,153
6.950% due 08/15/37	100,000	127,436
Cox Communications Inc 5.450% due 12/15/14	25,000	27,774
DIRECTV Holdings LLC
3.550% due 03/15/15	88,000	91,680
5.200% due 03/15/20	35,000	37,774
6.375% due 03/01/41	50,000	57,749
Discovery Communications Inc 5.050% due 06/01/20	50,000	54,902
Johnson Controls Inc 5.000% due 03/30/20	50,000	55,692
Lowe’s Cos Inc 6.875% due 02/15/28	50,000	62,829
Macy’s Retail Holdings Inc 5.750% due 07/15/14	60,000	63,868
McDonald’s Corp
3.500% due 07/15/20	50,000	54,007
4.875% due 07/15/40	10,000	11,957
NBCUniversal Media LLC
3.650% due 04/30/15	100,000	105,646
6.400% due 04/30/40	25,000	30,788
News America Inc
6.400% due 12/15/35	50,000	54,873
6.900% due 03/01/19	50,000	58,833
6.900% due 08/15/39	50,000	57,890
Nordstrom Inc 6.750% due 06/01/14	20,000	22,443
Omnicom Group Inc 4.450% due 08/15/20	50,000	51,613
Princeton University 5.700% due 03/01/39	50,000	65,443
Reed Elsevier Capital Inc 8.625% due 01/15/19	50,000	62,473
Staples Inc 9.750% due 01/15/14	50,000	57,206
Target Corp
6.000% due 01/15/18	100,000	121,963
7.000% due 01/15/38	25,000	35,004
The Home Depot Inc
5.400% due 03/01/16	50,000	57,814
5.875% due 12/16/36	75,000	94,278
The Walt Disney Co 4.500% due 12/15/13	100,000	107,705
Thomson Reuters Corp (Canada)
4.700% due 10/15/19	25,000	27,704
5.850% due 04/15/40	25,000	28,688
Time Warner Cable Inc
4.000% due 09/01/21	100,000	101,334
5.000% due 02/01/20	50,000	54,855
5.875% due 11/15/40	50,000	54,207
6.750% due 06/15/39	50,000	59,182
7.500% due 04/01/14	100,000	112,036
Time Warner Inc
3.150% due 07/15/15	100,000	104,116
4.700% due 01/15/21	50,000	53,916
7.700% due 05/01/32	150,000	195,973
TJX Cos Inc 4.200% due 08/15/15	25,000	27,497
Trustees of Dartmouth College 4.750% due 06/01/19	25,000	29,048
Viacom Inc
5.625% due 09/15/19	25,000	28,102
6.875% due 04/30/36	50,000	62,676
Yale University 2.900% due 10/15/14	50,000	52,974
Yum! Brands Inc
4.250% due 09/15/15	25,000	26,756
6.875% due 11/15/37	25,000	31,967

		3,013,013

Consumer Staples - 1.6%

Altria Group Inc
7.750% due 02/06/14	100,000	113,065
9.950% due 11/10/38	50,000	76,160
Anheuser-Busch InBev Worldwide Inc
4.125% due 01/15/15	50,000	53,955
5.375% due 01/15/20	200,000	234,873
6.375% due 01/15/40	50,000	68,828
Archer-Daniels-Midland Co 5.765% due 03/01/41	50,000	63,261
Bunge Ltd Finance Corp 8.500% due 06/15/19	10,000	12,186
ConAgra Foods Inc 5.875% due 04/15/14	100,000	109,813
CVS Caremark Corp
5.750% due 06/01/17	100,000	116,850
6.125% due 09/15/39	50,000	60,951
6.600% due 03/15/19	25,000	30,509
Diageo Capital PLC (United Kingdom) 7.375% due 01/15/14	100,000	112,930
General Mills Inc
5.400% due 06/15/40	45,000	52,651
5.650% due 02/15/19	100,000	118,811
Kellogg Co
3.250% due 05/21/18	65,000	68,435
7.450% due 04/01/31	25,000	34,140
Kimberly-Clark Corp 7.500% due 11/01/18	50,000	66,137
Kraft Foods Inc
5.375% due 02/10/20	100,000	115,539
6.125% due 02/01/18	100,000	117,337
6.500% due 02/09/40	100,000	130,323
Lorillard Tobacco Co 3.500% due 08/04/16	45,000	45,574
PepsiCo Inc
3.100% due 01/15/15	100,000	106,074
5.000% due 06/01/18	100,000	116,305
Philip Morris International Inc 6.875% due 03/17/14	100,000	112,574
Reynolds American Inc 7.250% due 06/01/13	50,000	53,649
Safeway Inc 3.950% due 08/15/20	60,000	59,337
Sara Lee Corp 6.125% due 11/01/32	25,000	25,782
The Clorox Co 3.550% due 11/01/15	25,000	26,412
The Coca-Cola Co
1.800% due 09/01/16	100,000	101,851
3.300% due 09/01/21	100,000	105,478
The Kroger Co 3.900% due 10/01/15	100,000	107,609
The Procter & Gamble Co
3.500% due 02/15/15	50,000	53,890
5.500% due 02/01/34	50,000	63,919

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-1

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Unilever Capital Corp 5.900% due 11/15/32	$50,000	$65,701
Wal-Mart Stores Inc
1.500% due 10/25/15	100,000	101,683
3.200% due 05/15/14	50,000	52,841
3.250% due 10/25/20	100,000	107,096
6.500% due 08/15/37	150,000	207,581
Walgreen Co 5.250% due 01/15/19	25,000	29,757

		3,299,867

Energy - 2.0%

Anadarko Petroleum Corp
6.375% due 09/15/17	100,000	116,082
6.450% due 09/15/36	50,000	57,094
Apache Corp
5.250% due 02/01/42	25,000	29,933
6.000% due 01/15/37	25,000	32,288
Baker Hughes Inc 5.125% due 09/15/40	50,000	58,578
BP Capital Markets PLC (United Kingdom)
3.561% due 11/01/21	100,000	104,281
3.625% due 05/08/14	150,000	157,733
Buckeye Partners LP 5.500% due 08/15/19	25,000	27,434
Canadian Natural Resources Ltd (Canada) 6.750% due 02/01/39	90,000	121,473
Cenovus Energy Inc (Canada) 5.700% due 10/15/19	50,000	58,723
Chevron Corp 4.950% due 03/03/19	50,000	59,128
ConocoPhillips
4.600% due 01/15/15	100,000	110,694
5.750% due 02/01/19	50,000	60,322
6.500% due 02/01/39	50,000	69,286
Devon Energy Corp 6.300% due 01/15/19	50,000	61,230
Devon Financing Corp ULC (Canada) 7.875% due 09/30/31	50,000	70,823
Diamond Offshore Drilling Inc 5.700% due 10/15/39	25,000	27,926
El Paso Natural Gas Co 5.950% due 04/15/17	50,000	56,406
Enbridge Energy Partners LP
5.200% due 03/15/20	15,000	16,686
7.500% due 04/15/38	50,000	66,354
Encana Corp (Canada) 5.900% due 12/01/17	100,000	113,517
Energy Transfer Partners LP
6.125% due 02/15/17	50,000	54,969
9.000% due 04/15/19	50,000	59,539
Ensco PLC (United Kingdom) 4.700% due 03/15/21	100,000	104,296
Enterprise Products Operating LLC
6.125% due 10/15/39	15,000	16,783
6.500% due 01/31/19	100,000	116,583
9.750% due 01/31/14	25,000	28,895
EOG Resources Inc 5.625% due 06/01/19	100,000	118,317
EQT Corp 8.125% due 06/01/19	25,000	29,358
Halliburton Co 7.450% due 09/15/39	25,000	36,184
Hess Corp
5.600% due 02/15/41	50,000	55,965
7.125% due 03/15/33	50,000	65,019
Husky Energy Inc (Canada) 5.900% due 06/15/14	50,000	54,381
Kinder Morgan Energy Partners LP
5.300% due 09/15/20	50,000	54,529
5.625% due 02/15/15	35,000	38,468
6.850% due 02/15/20	50,000	58,866
6.950% due 01/15/38	50,000	56,561
Marathon Oil Corp 6.000% due 10/01/17	50,000	58,262
Nexen Inc (Canada) 6.200% due 07/30/19	50,000	58,177
NuStar Logistics LP 4.800% due 09/01/20	25,000	26,073
Occidental Petroleum Corp 4.100% due 02/01/21	100,000	112,201
Petro-Canada (Canada) 6.800% due 05/15/38	100,000	129,332
Petrobras International Finance Co (Cayman)
5.750% due 01/20/20	25,000	26,869
6.875% due 01/20/40	50,000	58,309
7.875% due 03/15/19	100,000	119,836
Petroleos Mexicanos (Mexico)
4.875% due 03/15/15	50,000	53,438
5.500% due 01/21/21	100,000	109,000
Plains All American Pipeline LP 5.000% due 02/01/21	50,000	55,161
Rowan Cos Inc 7.875% due 08/01/19	30,000	35,210
Shell International Finance BV (Netherlands)
3.100% due 06/28/15	100,000	107,321
6.375% due 12/15/38	50,000	68,938
Spectra Energy Capital LLC 6.200% due 04/15/18	25,000	28,378
Statoil ASA (Norway) 5.250% due 04/15/19	100,000	115,867
Total Capital SA (France) 3.000% due 06/24/15	100,000	105,795
TransCanada Pipelines Ltd (Canada)
7.125% due 01/15/19	100,000	127,772
7.625% due 01/15/39	50,000	72,232
Transocean Inc (Cayman) 6.000% due 03/15/18	100,000	102,307
Valero Energy Corp 6.125% due 02/01/20	50,000	55,688
Weatherford International Ltd (Bermuda) 9.625% due 03/01/19	100,000	129,470
Williams Partners LP
3.800% due 02/15/15	50,000	52,536
6.300% due 04/15/40	20,000	24,428

		4,257,304

Financials - 8.3%

ACE INA Holdings Inc
2.600% due 11/23/15	100,000	101,900
5.900% due 06/15/19	15,000	17,947
Aflac Inc 6.900% due 12/17/39	15,000	16,704
American Express Co
4.875% due 07/15/13	25,000	26,156
7.000% due 03/19/18	100,000	120,967
American Express Credit Corp
2.750% due 09/15/15	100,000	100,636
2.800% due 09/19/16	100,000	100,622
American International Group Inc
5.050% due 10/01/15	100,000	96,939
5.850% due 01/16/18	100,000	98,022
8.175% due 05/15/68 §	50,000	45,000
Ameriprise Financial Inc 7.300% due 06/28/19	20,000	24,013
Aon Corp 5.000% due 09/30/20	50,000	55,234

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-2

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value

Asian Development Bank (Multi-National)
1.875% due 10/23/18	$100,000	$101,687
2.625% due 02/09/15	150,000	158,301
2.750% due 05/21/14	50,000	52,559
AXA SA (France) 8.600% due 12/15/30	25,000	24,649
Axis Specialty Finance LLC 5.875% due 06/01/20	50,000	51,473
Bank of America Corp
4.500% due 04/01/15	200,000	193,169
5.625% due 07/01/20	200,000	184,989
6.500% due 08/01/16	100,000	100,825
Bank of Nova Scotia (Canada)
2.375% due 12/17/13	50,000	51,367
3.400% due 01/22/15	50,000	52,565
Barclays Bank PLC (United Kingdom)
2.375% due 01/13/14	100,000	97,935
5.000% due 09/22/16	150,000	155,545
BB&T Corp
3.375% due 09/25/13	50,000	51,748
3.950% due 04/29/16	50,000	53,782
Berkshire Hathaway Finance Corp
2.450% due 12/15/15	100,000	103,792
5.750% due 01/15/40	25,000	29,716
BlackRock Inc
3.500% due 12/10/14	25,000	26,718
5.000% due 12/10/19	100,000	109,274
BNP Paribas (France) 3.250% due 03/11/15	100,000	94,608
Boston Properties LP
3.700% due 11/15/18	100,000	102,231
5.875% due 10/15/19	25,000	28,190
Canadian Imperial Bank of Commerce (Canada) 2.350% due 12/11/15	100,000	100,720
Capital One Bank USA NA 8.800% due 07/15/19	50,000	57,264
Capital One Capital V 10.250% due 08/15/39	25,000	26,094
Capital One Capital VI 8.875% due 05/15/40	40,000	41,659
Capital One Financial Corp 7.375% due 05/23/14	15,000	16,492
Caterpillar Financial Services Corp
2.000% due 04/05/13	50,000	50,894
2.650% due 04/01/16	100,000	104,255
Citigroup Inc
4.500% due 01/14/22	60,000	57,813
4.875% due 05/07/15	100,000	98,863
5.000% due 09/15/14	100,000	99,045
6.000% due 12/13/13	250,000	258,846
6.000% due 08/15/17	100,000	104,946
6.125% due 11/21/17	100,000	106,881
8.125% due 07/15/39	100,000	122,615
CME Group Inc 5.400% due 08/01/13	50,000	53,308
CNA Financial Corp
6.500% due 08/15/16	50,000	54,148
7.350% due 11/15/19	15,000	16,738
Comerica Inc 3.000% due 09/16/15	100,000	102,260
Corp Andina de Fomento (Multi-National) 8.125% due 06/04/19	25,000	30,824
Credit Suisse NY (Switzerland)
4.375% due 08/05/20	100,000	98,186
5.500% due 05/01/14	200,000	208,020
6.000% due 02/15/18	100,000	98,723
Daimler Finance North America LLC 8.500% due 01/18/31	50,000	70,001
Deutsche Bank AG (Germany)
2.375% due 01/11/13	100,000	99,288
3.250% due 01/11/16	100,000	101,478
Discover Bank 8.700% due 11/18/19	100,000	114,151
Duke Realty Corp 6.750% due 03/15/20	25,000	27,464
ERP Operating LP 4.750% due 07/15/20	100,000	103,887
European Bank for Reconstruction & Development (Multi-National) 5.000% due 05/19/14	100,000	109,992
European Investment Bank (Multi-National)
1.125% due 08/15/14	200,000	199,217
1.500% due 05/15/14	150,000	150,711
1.625% due 03/15/13	100,000	100,601
2.250% due 03/15/16	250,000	255,769
2.875% due 01/15/15	50,000	52,094
2.875% due 09/15/20	100,000	100,166
3.000% due 04/08/14	100,000	103,702
4.250% due 07/15/13	100,000	104,724
4.875% due 02/15/36	25,000	27,334
5.125% due 05/30/17	150,000	174,670
Fifth Third Bancorp
5.450% due 01/15/17	50,000	52,788
8.250% due 03/01/38	25,000	30,640
First Horizon National Corp 5.375% due 12/15/15	50,000	50,666
FleetBoston Financial Corp 6.875% due 01/15/28	25,000	22,479
General Electric Capital Corp
3.350% due 10/17/16	200,000	208,556
4.625% due 01/07/21	200,000	207,796
5.900% due 05/13/14	300,000	328,765
6.750% due 03/15/32	100,000	117,258
6.875% due 01/10/39	100,000	119,996
Genworth Financial Inc 7.700% due 06/15/20	50,000	47,654
Goldman Sachs Capital I 6.345% due 02/15/34	100,000	84,752
HCP Inc 5.650% due 12/15/13	125,000	131,538
Health Care REIT Inc 6.200% due 06/01/16	100,000	106,650
Healthcare Realty Trust Inc 6.500% due 01/17/17	25,000	26,883
Hospitality Properties Trust 7.875% due 08/15/14	25,000	27,184
HSBC Bank USA NA 4.875% due 08/24/20	100,000	92,921
HSBC Finance Corp
5.500% due 01/19/16	100,000	102,438
6.676% due 01/15/21	111,000	114,973
HSBC Holdings PLC (United Kingdom) 6.500% due 09/15/37	100,000	98,855
Inter-American Development Bank (Multi-National)
3.500% due 03/15/13	100,000	103,439
4.250% due 09/10/18	125,000	146,814
International Bank for Reconstruction & Development (Multi-National)
1.375% due 02/10/14	200,000	200,177
2.125% due 03/15/16	100,000	105,150
2.375% due 05/26/15	100,000	105,586
International Finance Corp (Multi-National)
2.125% due 11/17/17	100,000	104,346
3.500% due 05/15/13	25,000	26,035
Jefferies Group Inc 8.500% due 07/15/19	25,000	25,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-3

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value

JPMorgan Chase & Co
3.450% due 03/01/16	$300,000	$305,138
4.400% due 07/22/20	50,000	51,133
5.125% due 09/15/14	100,000	105,510
5.600% due 07/15/41	100,000	104,881
6.125% due 06/27/17	100,000	110,065
6.300% due 04/23/19	100,000	113,398
6.400% due 05/15/38	100,000	116,278
JPMorgan Chase Capital Trust XXVII 7.000% due 11/01/39	50,000	50,813
KeyCorp 6.500% due 05/14/13	25,000	26,461
Kimco Realty Corp 6.875% due 10/01/19	25,000	28,802
Kreditanstalt fuer Wiederaufbau (Germany)
1.250% due 10/26/15	100,000	100,513
2.625% due 02/16/16	200,000	210,522
3.250% due 03/15/13	200,000	206,038
3.500% due 03/10/14	250,000	264,096
4.000% due 01/27/20	100,000	113,086
4.500% due 07/16/18	100,000	116,424
Landwirtschaftliche Rentenbank (Germany)
3.125% due 07/15/15	50,000	53,110
5.125% due 02/01/17	100,000	116,898
Lincoln National Corp 8.750% due 07/01/19	15,000	18,266
Lloyds TSB Bank PLC (United Kingdom) 4.875% due 01/21/16	100,000	97,564
Mack-Cali Realty LP 7.750% due 08/15/19	25,000	29,826
Markel Corp 7.125% due 09/30/19	25,000	29,064
Marsh & McLennan Cos Inc 5.750% due 09/15/15	25,000	27,714
Merrill Lynch & Co Inc
5.000% due 01/15/15	100,000	96,414
6.050% due 05/16/16	100,000	94,362
6.110% due 01/29/37	50,000	38,598
6.875% due 04/25/18	200,000	197,387
MetLife Inc
5.875% due 02/06/41	50,000	58,623
6.750% due 06/01/16	100,000	115,338
Morgan Stanley
2.875% due 07/28/14	100,000	94,245
4.750% due 04/01/14	50,000	49,285
5.500% due 07/28/21	50,000	46,299
5.950% due 12/28/17	200,000	190,829
6.000% due 04/28/15	200,000	200,527
6.250% due 08/09/26	100,000	92,232
National Rural Utilities Cooperative Finance Corp
4.750% due 03/01/14	50,000	53,980
8.000% due 03/01/32	50,000	70,500
Nomura Holdings Inc (Japan)
5.000% due 03/04/15	35,000	35,275
6.700% due 03/04/20	5,000	5,271
Nordic Investment Bank (Multi-National) 2.625% due 10/06/14	100,000	105,014
Northern Trust Corp 3.375% due 08/23/21	50,000	51,334
Oesterreichische Kontrollbank AG (Austria) 1.750% due 10/05/15	100,000	99,609
PNC Funding Corp
3.625% due 02/08/15	100,000	105,134
5.125% due 02/08/20	100,000	113,149
Private Export Funding Corp 4.300% due 12/15/21	25,000	29,044
ProLogis LP 7.625% due 08/15/14	25,000	27,401
Protective Life Corp 8.450% due 10/15/39	25,000	28,687
Prudential Financial Inc
2.750% due 01/14/13	15,000	15,134
5.625% due 05/12/41	50,000	49,240
6.200% due 01/15/15	30,000	32,810
6.625% due 06/21/40	50,000	55,324
7.375% due 06/15/19	70,000	82,842
Rabobank (Netherlands) 1.850% due 01/10/14	100,000	99,544
Realty Income Corp 5.875% due 03/15/35	50,000	51,100
Royal Bank of Canada (Canada) 2.625% due 12/15/15	100,000	102,906
Simon Property Group LP
5.650% due 02/01/20	75,000	86,068
6.750% due 02/01/40	25,000	32,698
SLM Corp 8.450% due 06/15/18	100,000	103,500
SunTrust Banks Inc 5.000% due 09/01/15	4,000	4,168
Svensk Exportkredit AB (Sweden) 3.250% due 09/16/14	25,000	25,849
TD Ameritrade Holding Corp 4.150% due 12/01/14	50,000	52,888
The Allstate Corp 6.200% due 05/16/14	75,000	83,701
The Bank of New York Mellon Corp
2.500% due 01/15/16	100,000	101,390
4.300% due 05/15/14	60,000	64,421
The Bear Stearns Cos LLC 5.700% due 11/15/14	100,000	108,840
The Charles Schwab Corp 4.950% due 06/01/14	25,000	27,114
The Chubb Corp 5.750% due 05/15/18	50,000	58,819
The Goldman Sachs Group Inc
3.625% due 02/07/16	100,000	96,731
4.750% due 07/15/13	200,000	202,743
5.250% due 07/27/21	50,000	48,849
5.375% due 03/15/20	100,000	98,832
5.625% due 01/15/17	125,000	122,733
6.125% due 02/15/33	50,000	48,517
6.150% due 04/01/18	100,000	103,315
6.750% due 10/01/37	50,000	46,591
The Hartford Financial Services Group Inc 6.300% due 03/15/18	50,000	52,707
The NASDAQ OMX Group Inc 5.250% due 01/16/18	50,000	52,541
The Royal Bank of Scotland Group PLC (United Kingdom)
3.950% due 09/21/15	100,000	93,866
6.400% due 10/21/19	50,000	46,865
The Toronto-Dominion Bank (Canada) 2.375% due 10/19/16	100,000	101,897
The Travelers Cos Inc
5.750% due 12/15/17	50,000	58,452
6.250% due 06/15/37	25,000	31,139
Torchmark Corp 9.250% due 06/15/19	50,000	61,491
Toyota Motor Credit Corp
1.375% due 08/12/13	50,000	50,491
4.250% due 01/11/21	100,000	109,540
U.S. Bank NA 6.300% due 02/04/14	100,000	109,825
UBS AG (Switzerland)
3.875% due 01/15/15	50,000	49,905
5.750% due 04/25/18	100,000	103,717
USB Capital XIII Trust 6.625% due 12/15/39	15,000	15,288

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-4

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Wachovia Bank NA
4.875% due 02/01/15	$100,000	$106,047
6.600% due 01/15/38	100,000	113,584
Wachovia Corp
5.500% due 05/01/13	100,000	105,555
5.750% due 02/01/18	100,000	113,720
Wells Fargo & Co
2.625% due 12/15/16	100,000	100,077
5.000% due 11/15/14	100,000	107,088
Westpac Banking Corp (Australia)
3.000% due 08/04/15	100,000	101,263
4.875% due 11/19/19	25,000	26,633
WR Berkley Corp 6.250% due 02/15/37	50,000	49,858

		17,385,298

Health Care - 1.5%

Abbott Laboratories
5.125% due 04/01/19	100,000	116,257
6.150% due 11/30/37	50,000	65,569
Aetna Inc 3.950% due 09/01/20	50,000	51,806
Amgen Inc
5.150% due 11/15/41	74,000	76,857
5.700% due 02/01/19	100,000	112,592
6.400% due 02/01/39	25,000	29,527
Aristotle Holding Inc
2.750% due 11/21/14 ~	100,000	101,296
6.125% due 11/15/41 ~	50,000	54,152
AstraZeneca PLC (United Kingdom)
5.900% due 09/15/17	100,000	120,970
6.450% due 09/15/37	25,000	33,779
Baxter International Inc 4.250% due 03/15/20	100,000	110,683
Boston Scientific Corp 6.400% due 06/15/16	100,000	112,248
Bristol-Myers Squibb Co 5.450% due 05/01/18	25,000	30,013
CIGNA Corp 4.500% due 03/15/21	100,000	103,011
Covidien International Finance SA (Luxembourg) 2.800% due 06/15/15	100,000	103,913
Eli Lilly & Co 4.200% due 03/06/14	50,000	53,610
GlaxoSmithKline Capital Inc
4.850% due 05/15/13	50,000	52,940
6.375% due 05/15/38	100,000	134,039
Johnson & Johnson
4.850% due 05/15/41	50,000	60,121
5.550% due 08/15/17	50,000	60,449
Life Technologies Corp 4.400% due 03/01/15	25,000	26,002
Medco Health Solutions Inc 4.125% due 09/15/20	50,000	49,896
Medtronic Inc
3.000% due 03/15/15	50,000	52,850
4.450% due 03/15/20	25,000	28,250
Merck & Co Inc
4.000% due 06/30/15	50,000	55,116
6.000% due 09/15/17	50,000	61,388
6.550% due 09/15/37	100,000	139,650
Novartis Capital Corp
4.125% due 02/10/14	100,000	107,057
4.400% due 04/24/20	50,000	57,071
Pfizer Inc
5.350% due 03/15/15	100,000	113,220
6.200% due 03/15/19	50,000	61,769
7.200% due 03/15/39	50,000	73,942
Quest Diagnostics Inc
4.750% due 01/30/20	15,000	16,033
5.750% due 01/30/40	10,000	10,804
Sanofi (France) 4.000% due 03/29/21	100,000	110,967
St. Jude Medical Inc 2.200% due 09/15/13	50,000	50,935
Teva Pharmaceutical Finance II BV (Netherlands) 3.000% due 06/15/15	50,000	52,119
Thermo Fisher Scientific Inc 3.200% due 03/01/16	100,000	105,756
UnitedHealth Group Inc 6.875% due 02/15/38	150,000	201,496
Watson Pharmaceuticals Inc 5.000% due 08/15/14	20,000	21,477
WellPoint Inc 5.875% due 06/15/17	100,000	115,390
Wyeth 5.950% due 04/01/37	50,000	64,160
Zimmer Holdings Inc 3.375% due 11/30/21	100,000	101,002

		3,260,182

Industrials - 1.5%

3M Co 4.375% due 08/15/13	50,000	53,176
Boeing Capital Corp 3.250% due 10/27/14	100,000	106,566
Burlington Northern Santa Fe LLC 4.700% due 10/01/19	100,000	112,375
Canadian National Railway Co (Canada) 6.200% due 06/01/36	50,000	66,265
Canadian Pacific Railway Ltd (Canada) 4.500% due 01/15/22	50,000	50,790
Caterpillar Inc 6.050% due 08/15/36	25,000	32,363
Continental Airlines 2009-1 Pass-Through Trust 9.000% due 07/08/16	45,603	50,164
CSX Corp
5.500% due 04/15/41	25,000	28,370
7.375% due 02/01/19	50,000	62,392
Danaher Corp
2.300% due 06/23/16	50,000	52,036
3.900% due 06/23/21	50,000	55,286
Deere & Co 4.375% due 10/16/19	50,000	56,092
Delta Air Lines 2010-2A Pass-Through Trust 4.950% due 11/23/20	95,322	96,513
Dover Corp 5.375% due 03/01/41	50,000	61,254
Emerson Electric Co
4.125% due 04/15/15	100,000	109,292
4.250% due 11/15/20	25,000	27,821
General Dynamics Corp 5.250% due 02/01/14	87,000	94,985
General Electric Co 5.250% due 12/06/17	100,000	114,954
Goodrich Corp 4.875% due 03/01/20	25,000	28,557
Honeywell International Inc 5.000% due 02/15/19	100,000	116,531
Illinois Tool Works Inc 4.875% due 09/15/41 ~	100,000	114,008
Ingersoll-Rand Global Holding Co Ltd (Bermuda) 9.500% due 04/15/14	100,000	116,310
John Deere Capital Corp 1.875% due 06/17/13	100,000	101,859

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-5

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Koninklijke Philips Electronics NV (Netherlands) 5.750% due 03/11/18	$50,000	$57,334
Lockheed Martin Corp 4.250% due 11/15/19	100,000	106,508
Norfolk Southern Corp
4.837% due 10/01/41 ~	50,000	53,152
5.900% due 06/15/19	50,000	60,830
Northrop Grumman Corp 3.500% due 03/15/21	100,000	101,310
Pitney Bowes Inc 5.600% due 03/15/18	50,000	51,839
Raytheon Co 4.400% due 02/15/20	25,000	27,498
Republic Services Inc
3.800% due 05/15/18	100,000	103,701
5.500% due 09/15/19	27,000	31,200
Rockwell Collins Inc 5.250% due 07/15/19	100,000	116,508
The Boeing Co 5.875% due 02/15/40	50,000	64,708
Tyco International Finance SA (Luxembourg)
3.375% due 10/15/15	50,000	52,382
4.125% due 10/15/14	25,000	26,666
Union Pacific Corp 6.125% due 02/15/20	100,000	122,572
United Parcel Service Inc
4.500% due 01/15/13	100,000	104,149
6.200% due 01/15/38	50,000	67,373
United Technologies Corp
4.500% due 04/15/20	30,000	33,856
6.050% due 06/01/36	50,000	63,569
6.125% due 07/15/38	25,000	31,337
Waste Management Inc 7.750% due 05/15/32	100,000	139,655

		3,124,106

Information Technology - 1.0%

Arrow Electronics Inc 6.000% due 04/01/20	25,000	26,839
Avnet Inc 6.000% due 09/01/15	100,000	107,946
Cisco Systems Inc 4.950% due 02/15/19	200,000	232,129
Dell Inc 5.875% due 06/15/19	100,000	117,577
eBay Inc 0.875% due 10/15/13	35,000	35,128
Fiserv Inc 3.125% due 06/15/16	50,000	50,973
Google Inc 1.250% due 05/19/14	50,000	50,788
Hewlett-Packard Co
3.000% due 09/15/16	100,000	100,837
3.750% due 12/01/20	50,000	49,428
4.750% due 06/02/14	100,000	105,685
6.000% due 09/15/41	55,000	60,970
Intel Corp 4.800% due 10/01/41	85,000	95,450
International Business Machines Corp
1.950% due 07/22/16	100,000	103,051
2.100% due 05/06/13	50,000	51,054
5.600% due 11/30/39	26,000	33,465
8.375% due 11/01/19	100,000	142,013
Microsoft Corp
2.950% due 06/01/14	100,000	106,309
5.200% due 06/01/39	35,000	43,422
Oracle Corp
3.750% due 07/08/14	100,000	107,625
6.500% due 04/15/38	100,000	135,363
The Western Union Co 5.930% due 10/01/16	100,000	112,817
Tyco Electronics Group SA (Luxembourg) 4.875% due 01/15/21	30,000	32,296
Xerox Corp
5.625% due 12/15/19	100,000	109,379
8.250% due 05/15/14	40,000	45,165

		2,055,709

Materials - 1.0%

Agrium Inc (Canada) 6.125% due 01/15/41	25,000	31,065
Air Products & Chemicals Inc 4.375% due 08/21/19	25,000	28,232
Alcoa Inc 6.750% due 07/15/18	100,000	110,507
ArcelorMittal (Luxembourg)
5.500% due 03/01/21	100,000	91,919
9.000% due 02/15/15	75,000	82,987
Barrick Gold Corp (Canada) 2.900% due 05/30/16	100,000	102,761
Barrick PD Australia Finance Ltd (Australia) 5.950% due 10/15/39	25,000	28,993
Bemis Co Inc 5.650% due 08/01/14	5,000	5,415
BHP Billiton Finance USA Ltd (Australia)
1.125% due 11/21/14	100,000	100,320
6.500% due 04/01/19	75,000	92,777
Cabot Corp 5.000% due 10/01/16	25,000	26,784
Cliffs Natural Resources Inc 5.900% due 03/15/20	25,000	26,681
CRH America Inc 6.000% due 09/30/16	50,000	53,477
E.I. du Pont de Nemours & Co
3.250% due 01/15/15	100,000	106,737
4.625% due 01/15/20	25,000	28,739
International Paper Co
4.750% due 02/15/22	25,000	26,616
7.500% due 08/15/21	40,000	49,445
7.950% due 06/15/18	100,000	121,849
Newmont Mining Corp 6.250% due 10/01/39	25,000	29,651
Nucor Corp 4.125% due 09/15/22	50,000	54,146
Potash Corp of Saskatchewan Inc (Canada)
3.750% due 09/30/15	20,000	21,465
5.625% due 12/01/40	25,000	30,584
PPG Industries Inc 3.600% due 11/15/20	50,000	52,346
Praxair Inc 2.125% due 06/14/13	50,000	51,024
Rio Tinto Finance USA Ltd (Australia)
1.875% due 11/02/15	100,000	100,949
3.500% due 11/02/20	100,000	102,365
7.125% due 07/15/28	50,000	68,234
Southern Copper Corp 7.500% due 07/27/35	50,000	55,034
Teck Resources Ltd (Canada)
6.250% due 07/15/41	50,000	57,861
9.750% due 05/15/14	50,000	58,797
The Dow Chemical Co
7.600% due 05/15/14	135,000	152,761
9.400% due 05/15/39	50,000	75,269
The Valspar Corp 7.250% due 06/15/19	25,000	30,362
Vale Overseas Ltd (Cayman)
6.875% due 11/21/36	50,000	57,084
6.875% due 11/10/39	45,000	51,679

		2,164,915

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-6

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Telecommunication Services - 1.4%

America Movil SAB de CV (Mexico)
5.000% due 03/30/20	$50,000	$55,470
6.125% due 03/30/40	50,000	59,835
AT&T Inc
2.950% due 05/15/16	100,000	104,342
4.450% due 05/15/21	50,000	55,008
4.950% due 01/15/13	100,000	104,253
5.350% due 09/01/40	161,000	181,444
5.625% due 06/15/16	50,000	57,427
6.550% due 02/15/39	100,000	127,421
BellSouth Corp 6.000% due 11/15/34	50,000	56,822
British Telecommunications PLC (United Kingdom) 9.625% due 12/15/30	50,000	70,552
Deutsche Telekom International Finance BV (Netherlands)
5.875% due 08/20/13	50,000	53,030
8.750% due 06/15/30	85,000	118,718
Embarq Corp
7.082% due 06/01/16	150,000	162,777
7.995% due 06/01/36	50,000	51,877
France Telecom SA (France)
2.750% due 09/14/16	100,000	100,401
8.500% due 03/01/31	50,000	71,390
New Cingular Wireless Services Inc 8.750% due 03/01/31	100,000	147,124
Rogers Communications Inc (Canada) 6.375% due 03/01/14	50,000	55,165
Telecom Italia Capital SA (Luxembourg)
6.175% due 06/18/14	100,000	96,251
7.175% due 06/18/19	100,000	93,816
Telefonica Emisiones SAU (Spain)
4.949% due 01/15/15	50,000	49,779
5.462% due 02/16/21	40,000	38,224
Telefonica Europe BV (Netherlands) 8.250% due 09/15/30	50,000	55,056
Verizon Communications Inc
1.950% due 03/28/14	100,000	102,133
4.350% due 02/15/13	100,000	103,953
6.350% due 04/01/19	100,000	121,996
7.350% due 04/01/39	100,000	140,036
Verizon Global Funding Corp 7.750% due 12/01/30	50,000	69,730
Verizon Wireless Capital LLC 8.500% due 11/15/18	150,000	202,678
Vodafone Group PLC (United Kingdom)
4.150% due 06/10/14	50,000	53,053
5.625% due 02/27/17	100,000	116,272
7.875% due 02/15/30	50,000	72,718

		2,948,751

Utilities - 1.6%

AGL Capital Corp 3.500% due 09/15/21	50,000	50,108
Alliant Energy Corp 4.000% due 10/15/14	50,000	52,438
Ameren Corp 8.875% due 05/15/14	25,000	28,032
Appalachian Power Co 4.600% due 03/30/21	50,000	54,916
Avista Corp 5.125% due 04/01/22	15,000	17,287
Baltimore Gas & Electric Co 3.500% due 11/15/21	25,000	25,517
Carolina Power & Light Co 5.250% due 12/15/15	100,000	114,700
CenterPoint Energy Houston Electric LLC 7.000% due 03/01/14	50,000	56,237
CenterPoint Energy Resources Corp 5.850% due 01/15/41	50,000	57,726
Commonwealth Edison Co 4.000% due 08/01/20	100,000	107,879
Consolidated Edison Co of New York Inc
5.850% due 03/15/36	25,000	31,440
6.650% due 04/01/19	50,000	63,274
Constellation Energy Group Inc 4.550% due 06/15/15	25,000	26,421
Consumers Energy Co 6.700% due 09/15/19	25,000	31,702
Dominion Resources Inc
5.150% due 07/15/15	50,000	55,781
5.200% due 08/15/19	20,000	23,117
DTE Energy Co 7.625% due 05/15/14	100,000	113,713
Duke Energy Carolinas LLC
5.300% due 02/15/40	25,000	30,446
6.100% due 06/01/37	25,000	31,904
7.000% due 11/15/18	100,000	128,925
Duke Energy Ohio Inc 2.100% due 06/15/13	50,000	50,862
Entergy Gulf States LLC 5.590% due 10/01/24	50,000	56,258
Exelon Generation Co LLC
6.200% due 10/01/17	25,000	28,751
6.250% due 10/01/39	25,000	30,515
FirstEnergy Corp 7.375% due 11/15/31	50,000	61,572
Florida Power & Light Co
5.690% due 03/01/40	35,000	44,923
5.950% due 02/01/38	25,000	32,838
Florida Power Corp 6.350% due 09/15/37	25,000	33,629
Georgia Power Co 4.250% due 12/01/19	25,000	27,925
Jersey Central Power & Light Co 5.625% due 05/01/16	50,000	56,567
Louisville Gas & Electric Co 1.625% due 11/15/15	50,000	50,312
Metropolitan Edison Co 7.700% due 01/15/19	50,000	63,333
MidAmerican Energy Co 6.750% due 12/30/31	100,000	129,426
MidAmerican Energy Holdings Co 6.125% due 04/01/36	100,000	119,630
Nevada Power Co 6.750% due 07/01/37	50,000	68,357
NextEra Energy Capital Holdings Inc 4.500% due 06/01/21	50,000	53,345
NiSource Finance Corp 6.125% due 03/01/22	50,000	57,652
Northern States Power Co
4.850% due 08/15/40	50,000	58,798
5.350% due 11/01/39	10,000	12,444
NSTAR 4.500% due 11/15/19	15,000	16,617
Ohio Power Co 5.375% due 10/01/21	30,000	34,466
Oncor Electric Delivery Co LLC 7.000% due 05/01/32	50,000	66,113
ONEOK Partners LP 8.625% due 03/01/19	50,000	64,256
Pacific Gas & Electric Co
4.800% due 03/01/14	50,000	53,732
6.050% due 03/01/34	100,000	123,980
6.250% due 03/01/39	25,000	32,277

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-7

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
PPL Corp 5.200% due 07/15/41	$25,000	$29,916
Progress Energy Inc 6.000% due 12/01/39	25,000	31,382
PSEG Power LLC 2.500% due 04/15/13	50,000	50,812
Public Service Co of Colorado 5.125% due 06/01/19	15,000	17,755
Public Service Co of Oklahoma 5.150% due 12/01/19	20,000	22,331
Puget Sound Energy Inc 5.795% due 03/15/40	25,000	31,062
Sempra Energy
6.000% due 10/15/39	25,000	30,902
9.800% due 02/15/19	50,000	67,601
South Carolina Electric & Gas 5.450% due 02/01/41	50,000	59,940
Southern California Edison Co
4.500% due 09/01/40	50,000	54,672
5.750% due 03/15/14	50,000	55,111
Southern Co 4.150% due 05/15/14	50,000	53,449
Southern Power Co 5.150% due 09/15/41	40,000	42,517
Southwestern Electric Power Co 6.200% due 03/15/40	50,000	61,179
Tampa Electric Co 6.100% due 05/15/18	35,000	42,134
TransAlta Corp (Canada) 4.750% due 01/15/15	25,000	26,876
Virginia Electric & Power Co
5.000% due 06/30/19	35,000	40,417
8.875% due 11/15/38	25,000	41,373
Wisconsin Electric Power Co 4.250% due 12/15/19	25,000	27,939

		3,317,509

Total Corporate Bonds & Notes
(Cost $42,765,450)		44,826,654

MORTGAGE-BACKED SECURITIES - 33.5%

Collateralized Mortgage Obligations - Commercial - 1.9%

Banc of America Commercial Mortgage Inc
4.668% due 07/10/43 "	100,000	108,724
5.356% due 10/10/45 "	50,000	53,956
5.369% due 10/10/45 "	50,000	52,815
5.633% due 04/10/49 " §	100,000	107,320
5.634% due 04/10/49 " §	48,296	49,535
Bear Stearns Commercial Mortgage Securities
4.750% due 02/13/46 " §	100,000	107,190
5.537% due 10/12/41 "	100,000	112,885
Citigroup Commercial Mortgage Trust 5.697% due 12/10/49 " §	200,000	221,432
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.293% due 12/11/49 "	100,000	106,769
5.344% due 01/15/46 " §	100,000	108,463
5.617% due 10/15/48 "	100,000	109,961
Commercial Mortgage Pass-Through Certificates 4.982% due 05/10/43 " §	100,000	109,445
Credit Suisse Mortgage Capital Certificates 5.661% due 03/15/39 " §	100,000	107,720
CS First Boston Mortgage Securities Corp 5.014% due 02/15/38 " §	50,000	53,988
CW Capital Cobalt Ltd 5.416% due 04/15/47 "	250,000	258,629
Greenwich Capital Commercial Funding Corp
4.799% due 08/10/42 " §	100,000	107,719
5.444% due 03/10/39 "	100,000	108,673
5.882% due 07/10/38 " §	100,000	111,473
GS Mortgage Securities Corp II
5.396% due 08/10/38 " §	100,000	107,305
5.553% due 04/10/38 " §	100,000	109,073
JPMorgan Chase Commercial Mortgage Securities Corp
5.255% due 07/12/37 " §	100,000	104,741
5.335% due 08/12/37 " §	100,000	109,524
5.336% due 05/15/47 "	100,000	106,470
5.429% due 12/12/43 "	100,000	107,686
5.814% due 06/12/43 " §	200,000	217,071
LB-UBS Commercial Mortgage Trust
5.170% due 06/15/29 " §	74,860	76,365
5.866% due 09/15/45 " §	100,000	110,163
5.870% due 06/15/38 " §	250,000	281,486
Morgan Stanley Capital I
4.989% due 08/13/42 "	50,000	54,625
5.203% due 11/14/42 " §	100,000	110,383
5.514% due 11/12/49 " §	100,000	110,857
5.879% due 06/11/49 " §	100,000	110,396
Morgan Stanley Dean Witter Capital I 4.740% due 11/13/36 "	94,329	96,377
Wachovia Bank Commercial Mortgage Trust
4.964% due 11/15/35 " §	100,000	105,432
5.795% due 07/15/45 " §	100,000	101,558

		4,016,209

Fannie Mae - 16.2%

3.010% due 03/01/41 " §	802,012	836,993
3.053% due 07/01/41 " §	1,042,200	1,082,326
3.500% due 11/01/25 - 01/01/42 "	2,716,348	2,835,715
3.528% due 08/01/39 " §	124,174	130,880
4.000% due 09/01/18 - 01/01/42 "	5,741,407	6,049,530
4.500% due 05/01/24 - 01/01/42 "	6,666,708	7,128,367
4.738% due 06/01/38 " §	38,922	41,695
5.000% due 08/01/20 - 01/01/42 "	5,636,180	6,094,381
5.500% due 02/01/24 - 01/01/42 "	4,758,296	5,188,902
5.680% due 09/01/37 " §	159,601	172,281
6.000% due 09/01/34 - 09/01/39 "	3,080,641	3,398,213
6.500% due 09/01/36 - 07/01/38 "	933,710	1,045,505

		34,004,788

Freddie Mac - 8.4%

3.500% due 01/01/27 "	700,000	729,859
4.000% due 02/01/25 - 01/01/42 "	2,949,823	3,105,081
4.006% due 11/01/37 " §	120,901	127,587
4.500% due 03/01/23 - 04/01/41 "	4,824,053	5,131,696
5.000% due 03/01/19 - 03/01/41 "	3,334,274	3,596,818
5.500% due 12/01/16 - 04/01/40 "	3,089,121	3,360,163
6.000% due 03/01/23 - 05/01/40 "	1,062,192	1,166,708
6.500% due 08/01/37 - 04/01/39 "	360,252	404,454

		17,622,366

Government National Mortgage Association - 7.0%

3.500% due 01/01/42 "	350,000	365,641
4.000% due 06/15/39 - 01/01/42 "	2,269,519	2,440,364
4.500% due 03/15/39 - 01/01/42 "	4,893,617	5,347,309
5.000% due 05/15/38 - 07/15/40 "	3,015,862	3,350,870
5.500% due 04/15/37 - 01/01/42 "	1,620,545	1,822,315
6.000% due 08/15/35 - 06/15/39 "	871,026	988,345
6.500% due 10/15/37 - 02/15/39 "	356,813	406,601

		14,721,445

Total Mortgage-Backed Securities
(Cost $67,944,127)		70,364,808

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-8

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value

ASSET-BACKED SECURITIES - 0.2%

Ally Auto Receivables Trust 1.110% due 10/15/14 "	$100,000	$100,324
AmeriCredit Automobile Receivables Trust 2.040% due 09/08/15 "	100,000	99,946
Capital One Multi-Asset Execution Trust 5.750% due 07/15/20 "	100,000	118,431
Citibank Credit Card Issuance Trust 5.650% due 09/20/19 "	100,000	120,195

Total Asset-Backed Securities
(Cost $414,570)		438,896

U.S. GOVERNMENT AGENCY ISSUES - 5.6%

Fannie Mae
0.500% due 12/27/13	100,000	100,013
0.600% due 10/25/13	100,000	100,041
0.700% due 09/19/14	100,000	99,885
0.700% due 10/17/14	100,000	99,736
0.750% due 02/26/13	250,000	251,477
0.800% due 10/17/14	100,000	100,125
0.900% due 12/05/14	100,000	100,161
0.900% due 12/29/14	100,000	100,087
1.000% due 12/05/14	100,000	100,008
1.125% due 10/08/13	100,000	101,362
1.250% due 08/20/13	100,000	101,457
1.250% due 02/27/14	200,000	203,042
1.450% due 01/24/14	100,000	100,070
1.625% due 10/26/15	200,000	205,200
1.750% due 05/07/13	300,000	305,757
1.750% due 11/14/16	100,000	100,537
2.000% due 09/21/15	100,000	104,048
2.250% due 06/06/16	100,000	100,769
2.500% due 05/15/14	200,000	208,905
2.625% due 11/20/14	50,000	52,941
2.750% due 02/05/14	325,000	340,025
3.625% due 02/12/13	200,000	207,473
4.625% due 10/15/13	200,000	215,209
5.000% due 03/15/16	200,000	233,379
5.000% due 05/11/17	150,000	178,344
5.375% due 06/12/17	200,000	242,054
7.125% due 01/15/30	175,000	269,382
Federal Farm Credit Bank
0.220% due 03/27/13	100,000	99,928
1.750% due 02/21/13	100,000	101,564
3.000% due 09/22/14	50,000	53,232
Federal Home Loan Bank
0.375% due 11/27/13	200,000	199,909
0.500% due 08/28/13	250,000	250,600
0.875% due 12/27/13	100,000	100,930
1.375% due 05/28/14	250,000	255,138
1.500% due 01/16/13	200,000	202,538
1.625% due 03/20/13	100,000	101,628
3.625% due 10/18/13	200,000	211,505
4.750% due 12/16/16	50,000	58,840
5.000% due 11/17/17	300,000	360,686
5.125% due 08/14/13	200,000	215,500
5.250% due 06/18/14	100,000	111,390
5.375% due 05/18/16	100,000	118,765
5.500% due 07/15/36	100,000	130,000
Financing Corp 10.700% due 10/06/17	50,000	74,848
Freddie Mac
0.500% due 10/03/13	100,000	99,926
0.500% due 10/18/13	100,000	99,961
0.550% due 09/30/13	150,000	149,966
0.550% due 12/27/13	100,000	100,013
0.550% due 01/09/14	300,000	300,121
0.625% due 12/23/13	300,000	300,195
0.750% due 03/28/13	250,000	251,485
0.800% due 01/13/15	100,000	100,018
0.850% due 01/09/15	100,000	100,088
0.875% due 12/19/14	100,000	100,060
1.000% due 11/03/14	100,000	100,169
1.000% due 12/19/14	100,000	100,023
1.000% due 06/30/15	100,000	100,017
1.050% due 09/28/15	100,000	100,003
1.375% due 01/09/13	300,000	303,539
1.500% due 07/13/15	100,000	100,457
2.000% due 08/25/16	200,000	208,297
2.500% due 01/07/14	200,000	208,363
2.875% due 02/09/15	100,000	106,725
3.500% due 05/29/13	100,000	104,496
3.750% due 03/27/19	200,000	228,673
4.125% due 09/27/13	150,000	159,726
4.750% due 11/17/15	100,000	114,653
4.875% due 06/13/18	100,000	120,700
5.000% due 04/18/17	300,000	356,391
5.125% due 11/17/17	200,000	241,256
6.250% due 07/15/32	125,000	182,288
Tennessee Valley Authority
3.875% due 02/15/21	65,000	74,275
4.750% due 08/01/13	50,000	53,429
5.250% due 09/15/39	25,000	31,974
5.375% due 04/01/56	50,000	67,859
7.125% due 05/01/30	50,000	76,383

Total U.S. Government Agency Issues
(Cost $11,346,772)		11,710,017

U.S. TREASURY OBLIGATIONS - 34.9%

U.S. Treasury Bonds - 6.5%

3.125% due 11/15/41	200,000	209,031
3.500% due 02/15/39	300,000	336,844
3.750% due 08/15/41	750,000	880,078
3.875% due 08/15/40	500,000	598,125
4.250% due 05/15/39	450,000	571,500
4.250% due 11/15/40	550,000	699,961
4.375% due 02/15/38	150,000	193,711
4.375% due 11/15/39	275,000	356,383
4.375% due 05/15/40	525,000	680,613
4.375% due 05/15/41	425,000	552,566
4.500% due 02/15/36	250,000	326,914
4.500% due 05/15/38	200,000	263,313
4.500% due 08/15/39	900,000	1,188,000
4.625% due 02/15/40	625,000	841,406
4.750% due 02/15/41	300,000	412,688
5.000% due 05/15/37	50,000	70,305
5.250% due 11/15/28	50,000	68,906
5.375% due 02/15/31	525,000	748,043
5.500% due 08/15/28	200,000	282,219
6.125% due 11/15/27	250,000	371,445
6.125% due 08/15/29	50,000	75,727
6.250% due 05/15/30	200,000	309,156
6.375% due 08/15/27	145,000	219,720
6.500% due 11/15/26	100,000	151,656
6.625% due 02/15/27	100,000	153,797
6.750% due 08/15/26	100,000	154,391
6.875% due 08/15/25	100,000	153,953
7.250% due 05/15/16	250,000	320,723
7.250% due 08/15/22	200,000	302,656
7.500% due 11/15/24	100,000	159,547
7.625% due 02/15/25	150,000	242,438
8.000% due 11/15/21	150,000	234,398

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-9

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
8.125% due 08/15/19	$200,000	$297,484
8.125% due 08/15/21	200,000	313,172
8.750% due 05/15/17	200,000	281,984
8.750% due 05/15/20	100,000	156,602
8.750% due 08/15/20	50,000	78,863
9.125% due 05/15/18	100,000	149,227
9.250% due 02/15/16	100,000	135,047
11.250% due 02/15/15	100,000	133,484

		13,676,076

U.S. Treasury Notes - 28.4%

0.125% due 08/31/13	300,000	299,567
0.125% due 09/30/13	500,000	499,141
0.125% due 12/31/13	1,500,000	1,496,719
0.250% due 10/31/13	500,000	500,215
0.250% due 11/30/13	100,000	100,039
0.250% due 12/15/14	500,000	498,516
0.375% due 06/30/13	350,000	350,930
0.375% due 07/31/13	500,000	501,309
0.500% due 05/31/13	1,000,000	1,004,492
0.500% due 10/15/13	600,000	602,766
0.500% due 11/15/13	350,000	351,709
0.500% due 10/15/14	250,000	251,113
0.625% due 01/31/13	250,000	251,260
0.625% due 02/28/13	500,000	502,676
0.625% due 04/30/13	200,000	201,219
0.625% due 07/15/14	500,000	503,985
0.750% due 03/31/13	500,000	503,633
0.750% due 08/15/13	200,000	201,719
0.750% due 09/15/13	250,000	252,197
0.750% due 12/15/13	500,000	504,942
0.750% due 06/15/14	300,000	303,328
0.875% due 11/30/16	650,000	652,184
0.875% due 12/31/16	100,000	100,219
1.000% due 07/15/13	400,000	404,860
1.000% due 01/15/14	500,000	507,539
1.000% due 05/15/14	500,000	508,399
1.000% due 08/31/16	350,000	353,938
1.000% due 09/30/16	400,000	404,312
1.000% due 10/31/16	500,000	505,078
1.125% due 06/15/13	300,000	304,020
1.250% due 08/31/15	350,000	359,379
1.250% due 09/30/15	800,000	821,125
1.375% due 01/15/13	1,000,000	1,012,578
1.375% due 02/15/13	500,000	506,739
1.375% due 03/15/13	500,000	507,227
1.375% due 05/15/13	500,000	508,047
1.375% due 11/30/15	200,000	206,172
1.375% due 09/30/18	400,000	402,219
1.375% due 12/31/18	400,000	400,812
1.500% due 12/31/13	250,000	256,289
1.500% due 06/30/16	1,500,000	1,551,796
1.500% due 07/31/16	1,000,000	1,034,219
1.750% due 04/15/13	400,000	408,047
1.750% due 01/31/14	250,000	257,695
1.750% due 03/31/14	500,000	516,523
1.750% due 07/31/15	400,000	417,656
1.750% due 05/31/16	450,000	470,742
1.875% due 02/28/14	425,000	439,576
1.875% due 04/30/14	125,000	129,590
1.875% due 06/30/15	500,000	524,140
1.875% due 08/31/17	400,000	418,812
1.875% due 09/30/17	600,000	627,516
1.875% due 10/31/17	200,000	209,172
2.000% due 11/30/13	200,000	206,664
2.000% due 01/31/16	300,000	316,641
2.000% due 04/30/16	300,000	316,922
2.000% due 11/15/21	650,000	657,211
2.125% due 11/30/14	200,000	210,109
2.125% due 05/31/15	200,000	211,219
2.125% due 12/31/15	200,000	212,203
2.125% due 02/29/16	250,000	265,352
2.125% due 08/15/21	1,300,000	1,332,907
2.250% due 05/31/14	200,000	209,281
2.250% due 01/31/15	500,000	528,359
2.250% due 03/31/16	250,000	266,758
2.250% due 11/30/17	200,000	213,406
2.250% due 07/31/18	400,000	425,531
2.375% due 08/31/14	200,000	210,734
2.375% due 09/30/14	300,000	316,617
2.375% due 10/31/14	700,000	739,703
2.375% due 02/28/15	500,000	530,703
2.375% due 03/31/16	100,000	107,117
2.375% due 07/31/17	400,000	430,062
2.375% due 05/31/18	300,000	321,821
2.500% due 03/31/15	100,000	106,664
2.500% due 04/30/15	500,000	533,789
2.500% due 06/30/17	300,000	324,539
2.625% due 06/30/14	300,000	317,180
2.625% due 07/31/14	700,000	741,234
2.625% due 12/31/14	400,000	426,719
2.625% due 02/29/16	100,000	108,133
2.625% due 04/30/16	500,000	541,172
2.625% due 01/31/18	350,000	381,336
2.625% due 04/30/18	500,000	544,492
2.625% due 08/15/20	800,000	862,813
2.625% due 11/15/20	1,000,000	1,076,406
2.750% due 02/28/13	150,000	154,465
2.750% due 10/31/13	750,000	784,160
2.750% due 11/30/16	500,000	546,133
2.750% due 05/31/17	400,000	437,938
2.750% due 02/28/18	100,000	109,672
2.750% due 02/15/19	550,000	602,465
3.000% due 08/31/16	400,000	440,719
3.000% due 09/30/16	500,000	551,367
3.000% due 02/28/17	200,000	221,281
3.125% due 04/30/13	300,000	311,648
3.125% due 08/31/13	150,000	157,190
3.125% due 09/30/13	500,000	525,117
3.125% due 10/31/16	200,000	221,844
3.125% due 01/31/17	400,000	444,812
3.125% due 04/30/17	250,000	278,535
3.125% due 05/15/19	460,000	515,703
3.125% due 05/15/21	1,250,000	1,395,215
3.250% due 06/30/16	250,000	277,735
3.250% due 07/31/16	250,000	278,106
3.250% due 12/31/16	200,000	223,391
3.250% due 03/31/17	150,000	168,023
3.375% due 06/30/13	300,000	314,203
3.375% due 11/15/19	750,000	855,058
3.500% due 05/31/13	100,000	104,637
3.500% due 02/15/18	400,000	456,188
3.500% due 05/15/20	650,000	747,601
3.625% due 05/15/13	150,000	157,002
3.625% due 08/15/19	675,000	781,629
3.625% due 02/15/20	750,000	869,766
3.625% due 02/15/21	700,000	812,547
3.750% due 11/15/18	375,000	436,260
3.875% due 02/15/13	100,000	104,133
3.875% due 05/15/18	200,000	233,328
4.000% due 02/15/14	200,000	215,750
4.000% due 02/15/15	350,000	388,856
4.000% due 08/15/18	150,000	176,695
4.125% due 05/15/15	200,000	224,422
4.250% due 08/15/13	700,000	745,445
4.250% due 11/15/13	350,000	375,990
4.250% due 08/15/14	1,000,000	1,101,953
4.250% due 11/15/14	200,000	222,141
4.250% due 08/15/15	250,000	283,399
4.250% due 11/15/17	150,000	177,211

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-10

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
4.500% due 02/15/16	$300,000	$346,969
4.625% due 11/15/16	100,000	118,141
4.625% due 02/15/17	300,000	356,109
4.750% due 05/15/14	600,000	662,906
4.875% due 08/15/16	200,000	237,281
5.125% due 05/15/16	100,000	119,039

		59,672,070

Total U.S. Treasury Obligations
(Cost $68,734,618)		73,348,146

FOREIGN GOVERNMENT BONDS & NOTES - 1.9%

Brazilian Government International Bond (Brazil)
5.625% due 01/07/41	25,000	29,125
7.125% due 01/20/37	100,000	138,500
8.000% due 01/15/18	108,333	127,021
8.875% due 10/14/19	100,000	139,500
10.125% due 05/15/27	100,000	166,000
Canada Government Bond (Canada) 2.375% due 09/10/14	50,000	52,548
China Development Bank Corp (China) 5.000% due 10/15/15	100,000	108,773
Colombia Government International Bond (Colombia)
4.375% due 07/12/21	100,000	108,000
7.375% due 03/18/19	100,000	126,500
Export Development Canada (Canada) 1.500% due 05/15/14	100,000	102,245
Export-Import Bank of Korea (South Korea) 5.875% due 01/14/15	100,000	107,762
Hungary Government International Bond (Hungary)
6.375% due 03/29/21	35,000	31,500
7.625% due 03/29/41	20,000	17,800
Hydro Quebec (Canada) 2.000% due 06/30/16	100,000	102,215
Israel Government AID Bond (Israel) 5.500% due 04/26/24	25,000	32,129
Japan Finance Corp (Japan) 1.875% due 09/24/15	100,000	101,712
Japan Finance Organization for Municipalities (Japan) 5.000% due 05/16/17	100,000	116,378
Korea Development Bank (South Korea) 8.000% due 01/23/14	100,000	110,096
Province of British Columbia (Canada) 2.650% due 09/22/21	100,000	102,024
Province of Manitoba (Canada) 2.625% due 07/15/15	100,000	105,025
Province of Ontario (Canada)
1.375% due 01/27/14	150,000	151,663
2.950% due 02/05/15	200,000	210,808
4.000% due 10/07/19	50,000	55,295
Province of Quebec (Canada)
2.750% due 08/25/21	100,000	100,057
5.125% due 11/14/16	100,000	116,456
7.500% due 09/15/29	25,000	37,456
Republic of Italy (Italy)
2.125% due 09/16/13	150,000	141,681
4.500% due 01/21/15	2,000	1,906
5.250% due 09/20/16	100,000	93,229
Republic of Panama (Panama)
5.200% due 01/30/20	25,000	28,438
6.700% due 01/26/36	100,000	131,000
Republic of Peru (Peru) 7.125% due 03/30/19	100,000	126,250
Republic of Poland (Poland) 6.375% due 07/15/19	100,000	111,000
Republic of South Africa (South Africa) 6.875% due 05/27/19	100,000	121,000
Republic of South Korea (South Korea) 5.750% due 04/16/14	50,000	54,480
State of Israel (Israel) 5.125% due 03/26/19	100,000	111,764
United Mexican States (Mexico)
5.875% due 02/17/14	100,000	108,500
5.950% due 03/19/19	150,000	179,025
6.750% due 09/27/34	200,000	261,500

Total Foreign Government Bonds & Notes
(Cost $3,880,439)		4,066,361

MUNICIPAL BONDS - 0.8%

American Municipal Power Inc OH ‘B’ 6.449% due 02/15/44	25,000	29,065
Bay Area Toll Authority CA Bridge Revenue
6.263% due 04/01/49	25,000	32,643
7.043% due 04/01/50	50,000	65,837
Central Puget Sound Regional Transportation Authorized Revenue WA 5.491% due 11/01/39	25,000	29,994
Commonwealth of Massachusetts
4.910% due 05/01/29	100,000	112,090
5.456% due 12/01/39	25,000	29,594
Dallas Independent School District TX 6.450% due 02/15/35	50,000	59,022
Illinois State Toll Highway Authority 5.851% due 12/01/34	25,000	28,437
Los Angeles Unified School District CA 6.758% due 07/01/34	100,000	124,204
Metropolitan Transportation Authority NY
5.871% due 11/15/39	25,000	27,640
6.668% due 11/15/39	55,000	67,472
Municipal Electric Authority GA ‘J’ 6.637% due 04/01/57	25,000	26,011
New Jersey Transportation Trust Fund Authority 6.104% due 12/15/28	50,000	53,568
New York City Municipal Water Finance Authority NY
5.952% due 06/15/42	50,000	61,333
6.011% due 06/15/42	10,000	12,607
New York City NY 5.517% due 10/01/37	40,000	45,376
New York City Transitional Finance Authority Revenue NY 5.572% due 11/01/38	30,000	34,844
New York State Urban Development Corp 5.770% due 03/15/39	25,000	29,587
Pennsylvania Turnpike Commission
5.511% due 12/01/45	75,000	84,145
6.105% due 12/01/39	25,000	30,416
Port Authority of New York & New Jersey 5.647% due 11/01/40	50,000	56,799
San Francisco City & County Public Utilities Commission CA 6.000% due 11/01/40	25,000	28,923
State of California
4.850% due 10/01/14	50,000	53,378
5.750% due 03/01/17	50,000	56,114
6.200% due 10/01/19	25,000	28,521
7.500% due 04/01/34	50,000	60,042
7.550% due 04/01/39	50,000	61,186
7.625% due 03/01/40	40,000	49,254

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-11

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
State of Connecticut
5.090% due 10/01/30	$50,000	$55,053
5.459% due 11/01/30	50,000	56,231
State of Illinois
5.100% due 06/01/33	100,000	90,864
5.665% due 03/01/18	100,000	106,528
State of Utah ‘D’ 4.554% due 07/01/24	15,000	17,249
State of Washington 5.481% due 08/01/39	25,000	29,447
Texas State Transportation Commission 5.178% due 04/01/30	25,000	29,067

Total Municipal Bonds
(Cost $1,558,416)		1,762,541

	Shares
SHORT-TERM INVESTMENT - 6.7%

Money Market Fund - 6.7%

Federated Prime Obligations Fund	14,177,165	14,177,165

Total Short-Term Investment
(Cost $14,177,165)		14,177,165

TOTAL INVESTMENTS - 104.9%
(Cost $210,821,557)		220,694,588

OTHER ASSETS & LIABILITIES, NET - (4.9%)		(10,389,844)

NET ASSETS - 100.0%		$210,304,744

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	34.9%
Mortgage-Backed Securities	33.5%
Corporate Bonds & Notes	21.3%
Short-Term Investment	6.7%
U.S. Government Agency Issues	5.6%
Foreign Government Bonds & Notes	1.9%
Municipal Bonds	0.8%
Asset-Backed Securities	0.2%

104.9%
Other Assets & Liabilities, Net	(4.9%)

100.0%

(b)	As of December 31, 2011, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	3.1%
AA/U.S. Government & Agency Issues	76.6%
A	11.2%
BBB	8.0%
BB	0.3%
Not Rated	0.8%

100.0%

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Corporate Bonds & Notes	$44,826,654	$-	$44,679,977	$146,677
	Mortgage-Backed Securities	70,364,808	-	70,364,808	-
	Asset-Backed Securities	438,896	-	438,896	-
	U.S. Government Agency Issues	11,710,017	-	11,710,017	-
	U.S. Treasury Obligations	73,348,146	-	73,348,146	-
	Foreign Government Bonds & Notes	4,066,361	-	4,066,361	-
	Municipal Bonds	1,762,541	-	1,762,541	-
	Short-Term Investment	14,177,165	14,177,165	-	-

	Total	$220,694,588	$14,177,165	$206,370,746	$146,677

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-12

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

Corporate
Bonds & Notes
Value, Beginning of Year	$-
Purchases	-
Sales	-
Accrued Discounts (Premiums)	-
Net Realized Gains (Losses)	-
Change in Net Unrealized Appreciation (Depreciation)	-
Transfers In	146,677
Transfers Out	-

Value, End of Year	$146,677

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-13

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments
December 31, 2011

	Principal
	Amount	Value

CORPORATE BONDS & NOTES - 96.3%

Consumer Discretionary - 20.5%

Affinia Group Inc 9.000% due 11/30/14	$50,000	$49,750
Affinion Group Inc 7.875% due 12/15/18	100,000	85,000
Allbritton Communications Co 8.000% due 05/15/18	25,000	24,938
Allison Transmission Inc
7.125% due 05/15/19 ~	50,000	49,250
11.000% due 11/01/15 ~	89,000	94,340
Altegrity Inc 10.500% due 11/01/15 ~	50,000	45,250
AMC Entertainment Inc
8.750% due 06/01/19	100,000	104,000
9.750% due 12/01/20	100,000	95,500
AMC Networks Inc 7.750% due 07/15/21 ~	100,000	109,250
American Axle & Manufacturing Holdings Inc 9.250% due 01/15/17 ~	73,000	79,570
American Axle & Manufacturing Inc 7.875% due 03/01/17	100,000	99,500
Ameristar Casinos Inc 7.500% due 04/15/21	70,000	72,450
ARAMARK Corp 8.500% due 02/01/15	125,000	128,750
ARAMARK Holdings Corp 8.625% due 05/01/16 ~	100,000	103,500
Armored AutoGroup Inc 9.250% due 11/01/18 ~	25,000	19,438
Beazer Homes USA Inc
6.875% due 07/15/15	50,000	37,625
9.125% due 05/15/19	50,000	34,375
Belo Corp 8.000% due 11/15/16	25,000	27,250
Boyd Gaming Corp 9.125% due 12/01/18	100,000	95,500
Brunswick Corp 11.250% due 11/01/16 ~	100,000	115,750
Burger King Corp 9.875% due 10/15/18	100,000	109,375
Cablevision Systems Corp
7.750% due 04/15/18	100,000	106,500
8.000% due 04/15/20	100,000	107,750
Catalina Marketing Corp 10.500% due 10/01/15 ~	50,000	50,125
CCH II LLC 13.500% due 11/30/16	85,961	99,715
CCO Holdings LLC
7.375% due 06/01/20	150,000	159,000
7.875% due 04/30/18	150,000	160,687
8.125% due 04/30/20	206,000	226,600
Cengage Learning Acquisitions Inc 10.500% due 01/15/15 ~	100,000	72,250
Cequel Communications Holdings I LLC 8.625% due 11/15/17 ~	135,000	143,775
CHC Helicopter SA (Luxembourg) 9.250% due 10/15/20 ~	100,000	90,500
Chrysler Group LLC 8.250% due 06/15/21 ~	340,000	311,100
Cinemark USA Inc 8.625% due 06/15/19	50,000	54,625
CityCenter Holdings LLC
7.625% due 01/15/16 ~	100,000	103,000
10.750% due 01/15/17 ~	105,558	109,384
CKE Restaurants Inc 11.375% due 07/15/18	93,000	101,835
Claire’s Stores Inc 8.875% due 03/15/19	50,000	38,250
Clear Channel Communications Inc
5.500% due 12/15/16	100,000	46,750
9.000% due 03/01/21	150,000	127,125
10.750% due 08/01/16	150,000	101,250
Clear Channel Worldwide Holdings Inc 9.250% due 12/15/17	200,000	217,000
Cooper-Standard Automotive Inc 8.500% due 05/01/18	25,000	26,281
CSC Holdings LLC
6.750% due 11/15/21 ~	200,000	211,500
7.625% due 07/15/18	100,000	110,500
Cumulus Media Inc 7.750% due 05/01/19 ~	100,000	89,250
D.R. Horton Inc 5.250% due 02/15/15	150,000	152,625
Dana Holding Corp 6.500% due 02/15/19	100,000	101,500
Delphi Corp 6.125% due 05/15/21 ~	150,000	155,250
DineEquity Inc 9.500% due 10/30/18	50,000	53,937
DISH DBS Corp
6.625% due 10/01/14	100,000	107,250
6.750% due 06/01/21	250,000	270,625
7.125% due 02/01/16	200,000	216,500
Eastman Kodak Co 10.625% due 03/15/19 ~	100,000	77,500
Easton-Bell Sports Inc 9.750% due 12/01/16	10,000	10,950
Exide Technologies 8.625% due 02/01/18	100,000	77,500
Ford Motor Co 7.450% due 07/16/31	200,000	241,000
Gannett Co Inc 6.375% due 09/01/15	50,000	51,000
Hanesbrands Inc 8.000% due 12/15/16	165,000	180,262
Harrah’s Operating Co Inc
10.000% due 12/15/18	350,000	241,500
10.750% due 02/01/16	50,000	35,750
11.250% due 06/01/17	200,000	213,250
12.750% due 04/15/18	50,000	40,000
Icahn Enterprises LP
7.750% due 01/15/16	50,000	52,125
8.000% due 01/15/18	150,000	156,750
Insight Communications Co Inc 9.375% due 07/15/18 ~	50,000	57,375
Interactive Data Corp 10.250% due 08/01/18	60,000	66,000
Isle of Capri Casinos Inc 7.750% due 03/15/19	50,000	46,000
J.C. Penney Co Inc
5.650% due 06/01/20	150,000	147,750
6.375% due 10/15/36	51,000	42,904
7.400% due 04/01/37	63,000	58,905
Jaguar Land Rover PLC (United Kingdom) 7.750% due 05/15/18 ~	150,000	143,625
Jarden Corp
6.125% due 11/15/22	100,000	102,750
7.500% due 05/01/17	75,000	79,875
K Hovnanian Enterprises Inc
8.625% due 01/15/17	100,000	38,000
10.625% due 10/15/16	100,000	80,250
KB Home 6.250% due 06/15/15	100,000	92,500
Lamar Media Corp
7.875% due 04/15/18	130,000	138,450
9.750% due 04/01/14	75,000	84,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-14

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value

Las Vegas Sands Corp 6.375% due 02/15/15	$100,000	$101,500
Laureate Education Inc 10.000% due 08/15/15 ~	100,000	102,500
Lear Corp 7.875% due 03/15/18	50,000	54,375
Lennar Corp 5.600% due 05/31/15	250,000	247,500
Levi Strauss & Co 7.625% due 05/15/20	100,000	102,625
Libbey Glass Inc 10.000% due 02/15/15	32,000	34,400
Liberty Media LLC 8.250% due 02/01/30	100,000	96,625
Limited Brands Inc
6.625% due 04/01/21	100,000	106,500
6.900% due 07/15/17	100,000	108,250
8.500% due 06/15/19	100,000	117,000
LIN Television Corp 8.375% due 04/15/18	50,000	48,938
Live Nation Entertainment Inc 8.125% due 05/15/18 ~	25,000	25,313
Marina District Finance Co Inc 9.500% due 10/15/15	100,000	94,000
Mediacom Broadband LLC 8.500% due 10/15/15	100,000	103,500
Mediacom LLC 9.125% due 08/15/19	50,000	53,313
MGM MIRAGE
6.750% due 04/01/13	300,000	303,375
7.625% due 01/15/17	100,000	95,750
13.000% due 11/15/13	250,000	298,125
Michaels Stores Inc 7.750% due 11/01/18	200,000	203,000
Mohawk Industries Inc 6.875% due 01/15/16	100,000	108,000
NCL Corp Ltd (Bermuda) 11.750% due 11/15/16	100,000	115,500
Needle Merger Sub Corp 8.125% due 03/15/19 ~	50,000	47,875
Netflix Inc 8.500% due 11/15/17	25,000	25,938
Peninsula Gaming LLC 10.750% due 08/15/17	75,000	78,937
Penn National Gaming Inc 8.750% due 08/15/19	75,000	81,937
Petco Animal Supplies Inc 9.250% due 12/01/18 ~	50,000	53,875
Phillips-Van Heusen Corp 7.375% due 05/15/20	100,000	109,000
Pinnacle Entertainment Inc
7.500% due 06/15/15	125,000	124,375
8.625% due 08/01/17	50,000	53,125
Polymer Group Inc 7.750% due 02/01/19 ~	100,000	104,000
PulteGroup Inc 5.250% due 01/15/14	200,000	197,000
Quebecor Media Inc (Canada) 7.750% due 03/15/16	100,000	103,250
Radio One Inc 15.000% due 05/24/16	51,125	36,682
Regal Entertainment Group 9.125% due 08/15/18	50,000	53,875
Royal Caribbean Cruises Ltd (Liberia)
7.000% due 06/15/13	100,000	105,500
7.250% due 06/15/16	100,000	108,000
Sabre Holdings Corp 8.350% due 03/15/16	50,000	38,500
Salem Communications Corp 9.625% due 12/15/16	20,000	21,200
Sally Holdings LLC 6.875% due 11/15/19 ~	100,000	105,000
Scientific Games Corp 8.125% due 09/15/18	100,000	103,000
Sealy Mattress Co 10.875% due 04/15/16 ~	48,000	52,680
Sears Holdings Corp 6.625% due 10/15/18	100,000	76,500
Seminole Indian Tribe of Florida 7.750% due 10/01/17 ~	100,000	104,500
Service Corp International 7.000% due 06/15/17	100,000	109,000
Shea Homes LP 8.625% due 05/15/19 ~	100,000	93,750
Sinclair Television Group Inc 9.250% due 11/01/17 ~	50,000	54,750
Speedway Motorsports Inc 8.750% due 06/01/16	100,000	109,500
Stanadyne Corp 10.000% due 08/15/14	25,000	21,375
Standard Pacific Corp 8.375% due 05/15/18	150,000	143,250
Starwood Hotels & Resorts Worldwide Inc 7.875% due 10/15/14	150,000	169,125
Stoneridge Inc 9.500% due 10/15/17 ~	25,000	25,750
Tenneco Inc 6.875% due 12/15/20	100,000	103,000
The Bon-Ton Department Stores Inc 10.250% due 03/15/14	50,000	32,313
The Goodyear Tire & Rubber Co
8.250% due 08/15/20	100,000	109,500
10.500% due 05/15/16	65,000	71,987
The Gymboree Corp 9.125% due 12/01/18	50,000	44,000
The Jones Group Inc 6.125% due 11/15/34	100,000	69,500
The McClatchy Co 11.500% due 02/15/17	125,000	121,562
The Neiman Marcus Group Inc 10.375% due 10/15/15	75,000	78,282
The Ryland Group Inc 6.625% due 05/01/20	100,000	94,000
The ServiceMaster Co 10.750% due 07/15/15 ~	75,000	78,000
Toll Brothers Finance Corp 8.910% due 10/15/17	100,000	115,404
Toys R Us - Delaware Inc 7.375% due 09/01/16 ~	100,000	100,750
Toys R Us Inc 7.875% due 04/15/13	50,000	51,063
Toys R Us Property Co I LLC 10.750% due 07/15/17	100,000	109,875
Toys R Us Property Co II LLC 8.500% due 12/01/17	25,000	26,000
Travelport LLC/Travelport Inc 9.000% due 03/01/16	100,000	55,750
TRW Automotive Inc 8.875% due 12/01/17 ~	100,000	109,000
Unitymedia Hessen GmbH & Co KG (Germany) 8.125% due 12/01/17 ~	100,000	106,125
Univision Communications Inc
6.875% due 05/15/19 ~	50,000	48,500
7.875% due 11/01/20 ~	100,000	102,000
8.500% due 05/15/21 ~	50,000	45,750
Videotron Ltee (Canada) 9.125% due 04/15/18	100,000	110,625
Virgin Media Finance PLC (United Kingdom) 9.500% due 08/15/16	250,000	281,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-15

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Visant Corp 10.000% due 10/01/17	$20,000	$18,400
Wendy’s/Arby’s Restaurants LLC 10.000% due 07/15/16	100,000	110,500
WMG Acquisition Corp
9.500% due 06/15/16	100,000	109,000
11.500% due 10/01/18 ~	100,000	99,750
Wynn Las Vegas LLC 7.750% due 08/15/20	180,000	200,700
XM Satellite Radio Inc 13.000% due 08/01/14 ~	175,000	199,500
Yankee Candle Co Inc 8.500% due 02/15/15	50,000	50,750
YCC Holdings LLC 10.250% due 02/15/16	100,000	88,000

		16,031,945

Consumer Staples - 4.6%

Alliance One International Inc 10.000% due 07/15/16	100,000	90,500
Bumble Bee Acquisition Corp 9.000% due 12/15/17 ~	24,000	24,480
C&S Group Enterprises LLC 8.375% due 05/01/17 ~	100,000	106,000
Central Garden & Pet Co 8.250% due 03/01/18	50,000	49,250
Constellation Brands Inc 7.250% due 05/15/17	200,000	221,000
Cott Beverages Inc 8.375% due 11/15/17	25,000	27,094
Dean Foods Co 9.750% due 12/15/18	100,000	107,000
Del Monte Corp 7.625% due 02/15/19	100,000	96,500
Dole Food Co Inc 8.000% due 10/01/16 ~	100,000	104,750
JBS USA LLC/JBS USA Finance Inc 11.625% due 05/01/14	100,000	113,625
Michael Foods Inc 9.750% due 07/15/18	50,000	52,875
NBTY Inc 9.000% due 10/01/18	200,000	221,000
New Albertsons Inc 7.750% due 06/15/26	100,000	82,750
Pinnacle Foods Finance LLC
8.250% due 09/01/17	100,000	104,500
9.250% due 04/01/15	25,000	25,781
Reddy Ice Corp 11.250% due 03/15/15	50,000	47,188
Revlon Consumer Products Corp 9.750% due 11/15/15	50,000	53,438
Reynolds Group Issuer Inc
6.875% due 02/15/21 ~	150,000	150,000
7.875% due 08/15/19 ~	200,000	210,000
8.250% due 02/15/21 ~	100,000	89,000
8.500% due 05/15/18 ~	100,000	96,250
8.750% due 10/15/16 ~	100,000	105,750
9.000% due 04/15/19 ~	100,000	95,500
9.875% due 08/15/19 ~	200,000	195,000
Rite Aid Corp
8.000% due 08/15/20	100,000	111,000
9.500% due 06/15/17	250,000	229,375
10.250% due 10/15/19	50,000	55,375
Smithfield Foods Inc
7.750% due 07/01/17	100,000	110,000
10.000% due 07/15/14	54,000	63,045
Spectrum Brands Holdings Inc
9.500% due 06/15/18 ~	100,000	109,875
9.500% due 06/15/18	50,000	54,937
Stater Brothers Holdings Inc 7.375% due 11/15/18	50,000	53,000
SUPERVALU Inc 8.000% due 05/01/16	250,000	259,375
U.S. Foodservice 8.500% due 06/30/19 ~	100,000	97,250

		3,612,463

Energy - 13.9%

Afren PLC (United Kingdom) 11.500% due 02/01/16 ~	100,000	99,000
Alpha Natural Resources Inc
6.000% due 06/01/19	100,000	97,500
6.250% due 06/01/21	100,000	97,500
Antero Resources Finance Corp 7.250% due 08/01/19 ~	75,000	77,250
Arch Coal Inc
7.250% due 06/15/21 ~	150,000	154,875
8.750% due 08/01/16	100,000	109,750
ATP Oil & Gas Corp 11.875% due 05/01/15	135,000	89,437
Basic Energy Services Inc 7.125% due 04/15/16	50,000	50,375
Berry Petroleum Co 6.750% due 11/01/20	50,000	50,750
Bill Barrett Corp 7.625% due 10/01/19	100,000	105,000
Brigham Exploration Co 8.750% due 10/01/18	19,000	23,370
CCS Inc (Canada) 11.000% due 11/15/15 ~	50,000	49,000
Chaparral Energy Inc 9.875% due 10/01/20	100,000	108,500
Chesapeake Energy Corp
6.500% due 08/15/17	400,000	428,000
6.625% due 08/15/20	100,000	107,750
Chesapeake Oilfield Operating LLC 6.625% due 11/15/19 ~	100,000	104,500
Cie Generale de Geophysique-Veritas (France) 9.500% due 05/15/16	125,000	135,625
CITIC Resources Finance 2007 Ltd (United Kingdom) 6.750% due 05/15/14 ~	100,000	102,750
Cloud Peak Energy Resources LLC 8.250% due 12/15/17	25,000	26,750
Coffeyville Resources LLC 10.875% due 04/01/17 ~	50,000	56,250
Complete Production Services Inc 8.000% due 12/15/16	100,000	104,500
Comstock Resources Inc 7.750% due 04/01/19	100,000	95,500
Concho Resources Inc
6.500% due 01/15/22	100,000	105,000
7.000% due 01/15/21	30,000	32,363
Connacher Oil and Gas Ltd (Canada) 8.500% due 08/01/19 ~	100,000	91,000
CONSOL Energy Inc
8.000% due 04/01/17	185,000	203,500
8.250% due 04/01/20	75,000	83,250
Continental Resources Inc
7.125% due 04/01/21	10,000	10,900
7.375% due 10/01/20	25,000	27,375
Copano Energy LLC 7.750% due 06/01/18	50,000	52,250
Crosstex Energy LP 8.875% due 02/15/18	105,000	115,237
Denbury Resources Inc
6.375% due 08/15/21	100,000	105,000
8.250% due 02/15/20	110,000	123,475

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-16

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
El Paso Corp
6.500% due 09/15/20	$200,000	$217,126
7.750% due 01/15/32	150,000	174,000
El Paso Pipeline Partners LP 5.000% due 10/01/21	100,000	103,382
El Paso Pipeline Partners Operating Co LLC 7.500% due 11/15/40	100,000	116,700
Enbridge Energy Partners LP 8.050% due 10/01/77 §	50,000	52,903
Energy Transfer Equity LP 7.500% due 10/15/20	195,000	214,012
Energy XXI Gulf Coast Inc 9.250% due 12/15/17	100,000	109,000
Enterprise Products Operating LLC 7.034% due 01/15/68 §	100,000	104,127
EXCO Resources Inc 7.500% due 09/15/18	35,000	33,250
Expro Finance Luxembourg SCA (Luxembourg) 8.500% due 12/15/16 ~	150,000	132,750
Exterran Holdings Inc 7.250% due 12/01/18	50,000	47,750
Forest Oil Corp 8.500% due 02/15/14	100,000	109,500
Frac Tech Services LLC 7.625% due 11/15/18 ~	25,000	26,313
Harvest Operations Corp (Canada) 6.875% due 10/01/17 ~	125,000	130,000
Helix Energy Solutions Group Inc 9.500% due 01/15/16 ~	50,000	52,250
Hilcorp Energy I LP 7.625% due 04/15/21 ~	100,000	105,250
Holly Corp 9.875% due 06/15/17	25,000	27,750
Hornbeck Offshore Services Inc 6.125% due 12/01/14	100,000	101,125
Inergy LP 7.000% due 10/01/18	115,000	117,300
Kinder Morgan Finance Co LLC 6.000% due 01/15/18 ~	150,000	153,375
Kinder Morgan Finance Co ULC (Canada) 5.700% due 01/05/16	100,000	102,750
Kodiak Oil & Gas Corp (Canada) 8.125% due 12/01/19 ~	100,000	103,750
Laredo Petroleum Inc 9.500% due 02/15/19 ~	50,000	53,250
Linn Energy LLC
6.500% due 05/15/19 ~	100,000	99,750
8.625% due 04/15/20	175,000	190,750
MarkWest Energy Partners LP
6.250% due 06/15/22	100,000	105,000
6.500% due 08/15/21	150,000	156,937
MEG Energy Corp (Canada) 6.500% due 03/15/21 ~	100,000	102,750
MIE Holdings Corp (Cayman) 9.750% due 05/12/16 ~	200,000	180,000
Milagro Oil & Gas 10.500% due 05/15/16	50,000	35,250
Newfield Exploration Co
5.750% due 01/30/22	100,000	108,500
6.875% due 02/01/20	200,000	215,000
NGPL PipeCo LLC
6.514% due 12/15/12 ~	150,000	151,567
7.119% due 12/15/17 ~	100,000	98,859
Oasis Petroleum Inc 6.500% due 11/01/21	100,000	99,750
Offshore Group Investments Ltd (Cayman) 11.500% due 08/01/15	115,000	124,919
Oil States International Inc 6.500% due 06/01/19	100,000	102,750
Parker Drilling Co 9.125% due 04/01/18	10,000	10,575
Patriot Coal Corp 8.250% due 04/30/18	10,000	9,650
Peabody Energy Corp
6.000% due 11/15/18 ~	200,000	205,000
6.250% due 11/15/21 ~	150,000	156,000
7.375% due 11/01/16	100,000	110,500
Penn Virginia Corp 7.250% due 04/15/19	100,000	93,500
Penn Virginia Resource Partners LP 8.250% due 04/15/18	25,000	25,250
Petroplus Finance Ltd (Bermuda) 9.375% due 09/15/19 ~	100,000	52,000
Pioneer Natural Resources Co 7.500% due 01/15/20	200,000	235,496
Plains Exploration & Production Co 6.750% due 02/01/22	500,000	526,250
Precision Drilling Corp (Canada) 6.625% due 11/15/20	100,000	102,750
QEP Resources Inc 6.875% due 03/01/21	50,000	54,125
Quicksilver Resources Inc 11.750% due 01/01/16	150,000	171,000
Range Resources Corp
5.750% due 06/01/21	50,000	54,375
6.750% due 08/01/20	100,000	111,500
Regency Energy Partners LP
6.875% due 12/01/18	100,000	106,750
9.375% due 06/01/16	25,000	27,625
Rosetta Resources Inc 9.500% due 04/15/18	25,000	27,125
Sabine Pass LNG LP 7.500% due 11/30/16	200,000	202,000
SandRidge Energy Inc
8.750% due 01/15/20	150,000	155,625
9.875% due 05/15/16 ~	50,000	53,750
SESI LLC
6.375% due 05/01/19	100,000	102,250
7.125% due 12/15/21 ~	50,000	52,625
Southwestern Energy Co 7.500% due 02/01/18	50,000	57,875
Stone Energy Corp 8.625% due 02/01/17	100,000	102,500
Sunoco Inc 5.750% due 01/15/17	100,000	100,613
Swift Energy Co 7.125% due 06/01/17	50,000	50,000
Targa Resources Partners LP 7.875% due 10/15/18	100,000	106,000
Teekay Corp 8.500% due 01/15/20	25,000	24,188
Tesoro Corp 6.500% due 06/01/17	100,000	103,000
W&T Offshore Inc 8.500% due 06/15/19 ~	100,000	104,000
Whiting Petroleum Corp 6.500% due 10/01/18	25,000	26,250
WPX Energy Inc 5.250% due 01/15/17 ~	150,000	151,500

		10,854,324

Financials - 13.2%

ABN Amro North American Holding Preferred Capital Repackage Trust I 6.523% § ± ~	100,000	69,625
Agile Property Holdings Ltd (Cayman) 8.875% due 04/28/17 ~	100,000	83,000
Ally Financial Inc
4.500% due 02/11/14	300,000	290,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-17

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
8.000% due 03/15/20	$300,000	$308,250
8.300% due 02/12/15	75,000	79,313
American General Finance Corp 5.850% due 06/01/13	100,000	88,500
Arch Western Finance LLC 6.750% due 07/01/13	47,000	47,353
Atlantic Finance Ltd (United Kingdom) 10.750% due 05/27/14 ~	200,000	219,216
BAC Capital Trust XI 6.625% due 05/23/36	150,000	132,493
CB Richard Ellis Services Inc 6.625% due 10/15/20	100,000	103,000
CIT Group Inc
5.250% due 04/01/14 ~	650,000	650,812
6.625% due 04/01/18 ~	250,000	260,000
7.000% due 05/01/15	43,343	43,484
7.000% due 05/01/16	172,238	172,453
7.000% due 05/01/17	401,134	401,635
Colonial Realty LP 5.500% due 10/01/15	100,000	102,199
Country Garden Holdings Co Ltd (Cayman) 11.125% due 02/23/18 ~	200,000	175,000
Developers Diversified Realty Corp
4.750% due 04/15/18	50,000	47,891
9.625% due 03/15/16	100,000	116,447
Dresdner Funding Trust I 8.151% due 06/30/31 ~	100,000	66,500
E*TRADE Financial Corp 6.750% due 06/01/16	100,000	97,500
Evergrande Real Estate Group Ltd (Cayman) 13.000% due 01/27/15 ~	100,000	80,500
Felcor Lodging LP
6.750% due 06/01/19	100,000	96,500
10.000% due 10/01/14	39,000	42,900
First Data Corp
8.250% due 01/15/21 ~	312,000	280,800
8.875% due 08/15/20 ~	100,000	100,500
9.875% due 09/24/15	26,000	24,570
10.550% due 09/24/15	105,275	100,932
11.250% due 03/31/16	200,000	167,000
12.625% due 01/15/21	212,000	185,500
Ford Motor Credit Co LLC
5.000% due 05/15/18	100,000	100,482
5.750% due 02/01/21	300,000	313,279
5.875% due 08/02/21	200,000	208,747
7.000% due 10/01/13	250,000	265,743
7.000% due 04/15/15	400,000	431,000
8.125% due 01/15/20	100,000	118,046
General Motors Acceptance Corp
6.750% due 12/01/14	150,000	151,428
7.500% due 12/31/13	100,000	103,000
8.000% due 12/31/18	100,000	98,750
8.000% due 11/01/31	175,000	169,152
General Motors Financial Co Inc 6.750% due 06/01/18 ~	100,000	102,500
Genworth Financial Inc 6.150% due 11/15/66 §	50,000	27,250
Host Hotels & Resorts LP
5.875% due 06/15/19 ~	100,000	102,250
6.750% due 06/01/16	155,000	160,037
iStar Financial Inc 8.625% due 06/01/13	100,000	93,500
Leucadia National Corp 8.125% due 09/15/15	100,000	105,625
Liberty Mutual Group Inc 10.750% due 06/15/88 § ~	225,000	284,625
Longfor Properties Co Ltd (Cayman) 9.500% due 04/07/16 ~	100,000	90,500
MBIA Insurance Corp 14.000% due 01/15/33 § ~	50,000	28,500
Mizuho Capital Investment USD 2 Ltd (Cayman) 14.950% § ± ~	100,000	121,820
National Money Mart Co (Canada) 10.375% due 12/15/16	50,000	53,625
NB Capital Trust II 7.830% due 12/15/26	100,000	89,375
Nuveen Investments Inc 10.500% due 11/15/15	50,000	49,875
Omega Healthcare Investors Inc 6.750% due 10/15/22	100,000	101,000
PHH Corp 9.250% due 03/01/16	100,000	95,500
Provident Funding Associates LP 10.250% due 04/15/17 ~	50,000	46,875
RBS Capital Trust II 6.425% § ±	100,000	52,500
RBS Global Inc 8.500% due 05/01/18	125,000	133,125
Realogy Corp 11.500% due 04/15/17	100,000	78,500
Reckson Operating Partnership LP 6.000% due 03/31/16	100,000	103,870
Regions Bank 7.500% due 05/15/18	100,000	100,000
Regions Financial Corp
7.375% due 12/10/37	100,000	85,000
7.750% due 11/10/14	100,000	101,500
Renhe Commercial Holdings Co Ltd (Cayman) 13.000% due 03/10/16 ~	100,000	69,000
Residential Capital LLC 9.625% due 05/15/15	250,000	176,250
Resona Preferred Global Securities Ltd (Cayman) 7.191% § ± ~	100,000	98,975
SMFG Preferred Capital USD 3 Ltd (Cayman) 9.500% § ± ~	75,000	86,437
Springleaf Finance Corp 6.900% due 12/15/17	200,000	145,000
Synovus Financial Corp 5.125% due 06/15/17	50,000	42,500
The Rouse Co LP 6.750% due 11/09/15	100,000	101,625
The Royal Bank of Scotland Group PLC (United Kingdom)
5.000% due 10/01/14	200,000	165,212
7.640% § ±	100,000	54,125
7.648% § ±	50,000	34,313
Trans Union LLC 11.375% due 06/15/18	50,000	57,375
Weyerhaeuser Co
7.375% due 10/01/19	100,000	112,802
7.375% due 03/15/32	200,000	210,195
Woori Bank Co Ltd (South Korea) 6.208% due 05/02/67 § ~	100,000	94,500
XL Group PLC (Ireland) 6.500% § ±	100,000	79,250

		10,328,661

Health Care - 7.4%

Accellent Inc 10.000% due 11/01/17	100,000	81,500
Alere Inc 9.000% due 05/15/16	100,000	101,500
Apria Healthcare Group Inc
11.250% due 11/01/14	50,000	51,875
12.375% due 11/01/14	100,000	92,250
Bausch & Lomb Inc 9.875% due 11/01/15	50,000	52,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-18

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Biomet Inc
10.000% due 10/15/17	$100,000	$108,500
11.625% due 10/15/17	150,000	163,500
Capella Healthcare Inc 9.250% due 07/01/17	100,000	102,000
Centene Corp 5.750% due 06/01/17	25,000	25,000
CHS/Community Health Systems Inc
8.000% due 11/15/19 ~	100,000	101,250
8.875% due 07/15/15	151,000	156,285
ConvaTec Healthcare E SA (Luxembourg) 10.500% due 12/15/18 ~	150,000	134,625
DaVita Inc 6.625% due 11/01/20	150,000	154,875
DJO Finance LLC 10.875% due 11/15/14	75,000	70,312
Elan Finance PLC (Ireland) 8.750% due 10/15/16	100,000	107,250
Emergency Medical Services Corp 8.125% due 06/01/19	100,000	100,250
Endo Pharmaceuticals Holdings Inc 7.000% due 07/15/19	95,000	101,650
Fresenius Medical Care U.S. Finance Inc 5.750% due 02/15/21 ~	100,000	100,375
Grifols Inc 8.250% due 02/01/18	100,000	105,500
HCA Holdings Inc 7.750% due 05/15/21	100,000	102,250
HCA Inc
6.375% due 01/15/15	150,000	153,562
6.500% due 02/15/16	100,000	102,000
6.500% due 02/15/20	160,000	166,400
7.250% due 09/15/20	400,000	424,000
7.500% due 02/15/22	400,000	410,000
Health Management Associates Inc 7.375% due 01/15/20 ~	200,000	208,500
Health Net Inc 6.375% due 06/01/17	100,000	104,500
HealthSouth Corp 7.750% due 09/15/22	100,000	98,875
Iasis Healthcare LLC 8.375% due 05/15/19	100,000	87,750
IMS Health Inc 12.500% due 03/01/18 ~	100,000	113,000
inVentiv Health Inc 10.000% due 08/15/18 ~	50,000	46,000
Kindred Healthcare Inc 8.250% due 06/01/19	100,000	84,500
Kinetic Concepts Inc 10.500% due 11/01/18 ~	200,000	196,500
LifePoint Hospitals Inc 6.625% due 10/01/20	50,000	52,063
MedAssets Inc 8.000% due 11/15/18	50,000	49,250
Multiplan Inc 9.875% due 09/01/18 ~	25,000	26,125
Mylan Inc 7.875% due 07/15/20 ~	200,000	221,750
Omnicare Inc 7.750% due 06/01/20	100,000	107,875
Phibro Animal Health Corp 9.250% due 07/01/18 ~	25,000	21,813
Select Medical Corp 7.625% due 02/01/15	100,000	94,500
Tenet Healthcare Corp
6.250% due 11/01/18 ~	140,000	142,800
8.000% due 08/01/20	100,000	100,625
8.875% due 07/01/19	150,000	169,125
Universal Health Services Inc 7.000% due 10/01/18	65,000	67,763
Valeant Pharmaceuticals International Inc
6.500% due 07/15/16 ~	100,000	100,375
6.750% due 10/01/17 ~	100,000	100,375
7.000% due 10/01/20 ~	10,000	9,925
7.250% due 07/15/22 ~	100,000	97,500
Vanguard Health Holding Co II LLC 8.000% due 02/01/18	150,000	149,625
Warner Chilcott Co LLC 7.750% due 09/15/18	100,000	102,625

		5,823,198

Industrials - 9.7%

Abengoa Finance SAU (Spain) 8.875% due 11/01/17 ~	100,000	100,500
ACCO Brands Corp 10.625% due 03/15/15	50,000	55,875
Air Canada (Canada) 9.250% due 08/01/15 ~	105,000	92,400
Alliant Techsystems Inc 6.875% due 09/15/20	100,000	102,500
AMGH Merger Sub Inc 9.250% due 11/01/18 ~	100,000	103,500
Aquilex Holdings LLC 11.125% due 12/15/16 Ψ	25,000	10,500
Ashtead Capital Inc 9.000% due 08/15/16 ~	100,000	104,750
Avis Budget Car Rental LLC
7.750% due 05/15/16	50,000	50,625
9.625% due 03/15/18	100,000	104,000
AWAS Aviation Capital Ltd (Ireland) 7.000% due 10/17/16 ~	90,400	90,852
BE Aerospace Inc 6.875% due 10/01/20	125,000	136,875
Bombardier Inc (Canada) 7.750% due 03/15/20 ~	150,000	164,250
Case New Holland Inc
7.750% due 09/01/13	100,000	106,750
7.875% due 12/01/17	150,000	170,250
Cenveo Corp 8.875% due 02/01/18	100,000	87,750
Ceridian Corp 11.250% due 11/15/15	100,000	78,500
CEVA Group PLC (United Kingdom) 11.500% due 04/01/18 ~	100,000	90,750
Clean Harbors Inc 7.625% due 08/15/16	100,000	106,750
Colt Defense LLC 8.750% due 11/15/17	25,000	17,250
Continental Airlines Inc 6.750% due 09/15/15 ~	50,000	47,875
Corrections Corp of America 6.750% due 01/31/14	100,000	100,500
Delta Air Lines Inc 9.500% due 09/15/14 ~	124,000	128,340
Deluxe Corp 7.000% due 03/15/19 ~	100,000	97,750
DynCorp International Inc 10.375% due 07/01/17	50,000	43,750
EnergySolutions Inc 10.750% due 08/15/18	25,000	23,531
FTI Consulting Inc 6.750% due 10/01/20	50,000	51,875
GeoEye Inc 9.625% due 10/01/15	50,000	55,000
Griffon Corp 7.125% due 04/01/18	100,000	99,500
Huntington Ingalls Industries Inc 7.125% due 03/15/21 ~	50,000	49,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-19

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
International Lease Finance Corp
5.750% due 05/15/16	$100,000	$92,859
6.250% due 05/15/19	250,000	231,212
6.375% due 03/25/13	169,000	169,000
6.625% due 11/15/13	200,000	200,000
8.625% due 09/15/15	100,000	102,875
8.750% due 03/15/17	200,000	206,500
Iron Mountain Inc
8.375% due 08/15/21	80,000	85,600
8.750% due 07/15/18	50,000	52,250
JMC Steel Group 8.250% due 03/15/18 ~	50,000	49,000
Kansas City Southern Railway 8.000% due 06/01/15	50,000	53,313
Kratos Defense & Security Solutions Inc 10.000% due 06/01/17	100,000	103,000
L-3 Communications Corp 6.375% due 10/15/15	100,000	102,750
Marquette Transportation Co 10.875% due 01/15/17	25,000	25,313
Masco Corp
4.800% due 06/15/15	100,000	99,308
6.125% due 10/03/16	50,000	51,373
7.125% due 03/15/20	100,000	101,046
McJunkin Red Man Corp 9.500% due 12/15/16	60,000	61,200
Meritor Inc 10.625% due 03/15/18	100,000	94,500
Mueller Water Products Inc 8.750% due 09/01/20	50,000	54,563
Navios Martime Holdings Inc 8.875% due 11/01/17	25,000	23,938
Navistar International Corp 8.250% due 11/01/21	203,000	216,956
Nielsen Finance LLC
7.750% due 10/15/18	100,000	108,500
11.625% due 02/01/14	100,000	115,375
Nortek Inc 8.500% due 04/15/21 ~	100,000	85,000
Oshkosh Corp 8.500% due 03/01/20	25,000	25,875
Ply Gem Industries Inc
8.250% due 02/15/18	100,000	87,625
13.125% due 07/15/14	50,000	44,500
Polypore International Inc 7.500% due 11/15/17	25,000	26,000
RailAmerica Inc 9.250% due 07/01/17	40,000	43,900
RR Donnelley & Sons Co
6.125% due 01/15/17	184,000	172,040
7.250% due 05/15/18	75,000	73,125
RSC Equipment Rental Inc
8.250% due 02/01/21	100,000	101,750
9.500% due 12/01/14	61,000	62,982
Sensata Technologies BV (Netherlands) 6.500% due 05/15/19 ~	60,000	59,550
Sequa Corp 11.750% due 12/01/15 ~	100,000	107,000
Severstal Columbus LLC 10.250% due 02/15/18	100,000	105,250
Spirit Aerosystems Inc 6.750% due 12/15/20	25,000	26,250
SPX Corp 6.875% due 09/01/17	100,000	108,500
Terex Corp 8.000% due 11/15/17	100,000	98,500
Textron Financial Corp 5.400% due 04/28/13	50,000	51,458
The Hertz Corp
6.750% due 04/15/19	100,000	100,750
7.500% due 10/15/18	100,000	105,000
8.875% due 01/01/14	14,000	14,140
The Manitowoc Co Inc 8.500% due 11/01/20	50,000	52,938
Tomkins LLC 9.000% due 10/01/18	149,000	165,949
TransDigm Group Inc 7.750% due 12/15/18	150,000	162,000
TriMas Corp 9.750% due 12/15/17	45,000	49,050
Triumph Group Inc 8.625% due 07/15/18	50,000	55,000
UCI International Inc 8.625% due 02/15/19	50,000	48,750
United Air Lines Inc 9.875% due 08/01/13 ~	135,000	138,712
United Rentals North America Inc
8.375% due 09/15/20	100,000	98,000
9.250% due 12/15/19	100,000	105,250
UPC Holding BV (Netherlands) 9.875% due 04/15/18 ~	50,000	53,563
USG Corp
8.375% due 10/15/18 ~	100,000	92,500
9.750% due 01/15/18	100,000	85,000
VWR Funding Inc 10.250% due 07/15/15	100,000	103,750
Western Express Inc 12.500% due 04/15/15 ~	25,000	10,750

		7,592,836

Information Technology - 4.5%

Advanced Micro Devices Inc
7.750% due 08/01/20	100,000	103,250
8.125% due 12/15/17	10,000	10,425
Alcatel-Lucent USA Inc 6.450% due 03/15/29	100,000	72,250
Amkor Technology Inc
6.625% due 06/01/21	50,000	48,375
7.375% due 05/01/18	25,000	25,688
Aspect Software Inc 10.625% due 05/15/17	100,000	104,250
Brocade Communications Systems Inc 6.875% due 01/15/20	100,000	107,000
CDW LLC 8.500% due 04/01/19	200,000	202,500
CommScope Inc 8.250% due 01/15/19 ~	150,000	150,750
CoreLogic Inc 7.250% due 06/01/21 ~	100,000	96,250
Eagle Parent Inc 8.625% due 05/01/19 ~	100,000	96,000
Earthlink Inc 8.875% due 05/15/19	100,000	92,500
EH Holding Corp
6.500% due 06/15/19 ~	55,000	57,613
7.625% due 06/15/21 ~	95,000	100,225
Equinix Inc
7.000% due 07/15/21	100,000	105,750
8.125% due 03/01/18	50,000	54,750
Fidelity National Information Services Inc 7.625% due 07/15/17	50,000	54,375
Freescale Semiconductor Inc
8.050% due 02/01/20	100,000	94,500
8.875% due 12/15/14	133,000	136,990
9.250% due 04/15/18 ~	100,000	107,375
10.125% due 03/15/18 ~	150,000	164,250
10.750% due 08/01/20	67,000	70,182
GXS Worldwide Inc 9.750% due 06/15/15	55,000	51,150

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-20

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
iGate Corp 9.000% due 05/01/16 ~	$100,000	$103,750
Jabil Circuit Inc 5.625% due 12/15/20	100,000	102,250
JDA Software Group Inc 8.000% due 12/15/14	25,000	27,219
NXP BV (Netherlands)
9.500% due 10/15/15	75,000	79,125
9.750% due 08/01/18 ~	150,000	164,250
ProQuest LLC 9.000% due 10/15/18 ~	50,000	40,750
Sanmina-SCI Corp
7.000% due 05/15/19 ~	50,000	49,000
8.125% due 03/01/16	100,000	103,750
Seagate HDD (Cayman) 7.000% due 11/01/21 ~	100,000	103,000
Seagate Technology HDD Holdings (Cayman) 6.800% due 10/01/16	100,000	107,500
Sorenson Communications Inc 10.500% due 02/01/15 ~	50,000	34,750
STATS ChipPAC Ltd (Singapore) 7.500% due 08/12/15 ~	100,000	105,000
SunGard Data Systems Inc
7.375% due 11/15/18	150,000	154,312
7.625% due 11/15/20	100,000	103,250
10.250% due 08/15/15	100,000	104,125
ViaSat Inc 8.875% due 09/15/16	25,000	25,750

		3,514,179

Materials - 8.7%

ABI Escrow Corp 10.250% due 10/15/18 ~	35,000	38,763
AK Steel Corp 7.625% due 05/15/20	100,000	94,500
Aleris International Inc 7.625% due 02/15/18	100,000	98,000
Ardagh Packaging Finance PLC (Ireland) 9.125% due 10/15/20 ~	50,000	49,750
Ashland Inc 9.125% due 06/01/17	100,000	112,000
Associated Materials LLC 9.125% due 11/01/17	100,000	87,750
Ball Corp
5.750% due 05/15/21	100,000	105,250
7.125% due 09/01/16	125,000	136,562
Berry Plastics Corp 9.750% due 01/15/21	200,000	200,500
Boise Paper Holdings LLC 9.000% due 11/01/17	15,000	16,200
Building Materials Corp of America
6.750% due 05/01/21 ~	100,000	105,250
6.875% due 08/15/18 ~	100,000	105,500
Calcipar SA (Luxembourg) 6.875% due 05/01/18 ~	100,000	90,500
Cascades Inc (Canada) 7.750% due 12/15/17	100,000	99,500
Celanese U.S. Holdings LLC
5.875% due 06/15/21	100,000	103,375
6.625% due 10/15/18	5,000	5,338
CF Industries Inc 6.875% due 05/01/18	100,000	114,750
Chemtura Corp 7.875% due 09/01/18	100,000	103,500
China Oriental Group Co Ltd (Bermuda) 8.000% due 08/18/15 ~	100,000	86,375
China Shanshui Cement Group Ltd (Cayman) 8.500% due 05/25/16 ~	200,000	190,500
Clearwater Paper Corp 7.125% due 11/01/18	50,000	52,250
Commercial Metals Co 7.350% due 08/15/18	100,000	94,525
Consolidated Minerals Ltd (United Kingdom) 8.875% due 05/01/16 ~	100,000	87,000
Crown Americas LLC Corp II 7.625% due 05/15/17	100,000	109,625
Crown Americas LLC Corp III 6.250% due 02/01/21	100,000	105,000
Edgen Murray Corp 12.250% due 01/15/15	25,000	22,625
FMG Resources August 2006 Property Ltd (Australia)
6.875% due 02/01/18 ~	100,000	96,250
7.000% due 11/01/15 ~	200,000	203,000
8.250% due 11/01/19 ~	200,000	204,500
Georgia Gulf Corp 9.000% due 01/15/17 ~	80,000	85,000
Graphic Packaging International Inc
7.875% due 10/01/18	5,000	5,350
9.500% due 06/15/17	50,000	55,000
Hanson Ltd (United Kingdom) 6.125% due 08/15/16	125,000	127,500
Hexion U.S. Finance Corp
8.875% due 02/01/18	85,000	80,112
9.000% due 11/15/20	100,000	83,000
Huntsman International LLC
8.625% due 03/15/20	25,000	26,625
8.625% due 03/15/21	100,000	106,500
Ineos Finance PLC (United Kingdom) 9.000% due 05/15/15 ~	50,000	51,000
Ineos Group Holdings PLC (United Kingdom) 8.500% due 02/15/16 ~	175,000	140,000
Koppers Inc 7.875% due 12/01/19	10,000	10,650
Lafarge SA (France) 6.500% due 07/15/16	200,000	204,240
Longview Fibre Paper & Packaging Inc 8.000% due 06/01/16 ~	60,000	60,300
Lyondell Chemical Co
8.000% due 11/01/17	34,000	37,315
11.000% due 05/01/18	149,730	164,329
LyondellBasell Industries NV (Netherlands) 6.000% due 11/15/21 ~	120,000	125,100
MeadWestvaco Corp 7.375% due 09/01/19	125,000	145,387
Midwest Vanadium Property Ltd (Australia) 11.500% due 02/15/18 ~	50,000	36,750
Mirabela Nickel Ltd (Australia) 8.750% due 04/15/18 ~	100,000	90,250
Momentive Performance Materials Inc 9.000% due 01/15/21	100,000	76,500
Murray Energy Corp 10.250% due 10/15/15 ~	100,000	99,750
Nalco Co 8.250% due 05/15/17	100,000	113,500
Nova Chemicals Corp (Canada) 8.375% due 11/01/16	50,000	54,750
Novelis Inc (Canada) 8.750% due 12/15/20	200,000	215,500
Owens-Brockway Glass Container Inc 7.375% due 05/15/16	70,000	77,000
Packaging Dynamics Corp 8.750% due 02/01/16 ~	100,000	100,500
PE Paper Escrow GmbH (Austria) 12.000% due 08/01/14 ~	100,000	107,000
PolyOne Corp 7.375% due 09/15/20	10,000	10,350
Ryerson Inc 12.000% due 11/01/15	50,000	50,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-21

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Sealed Air Corp
5.625% due 07/15/13 ~	$100,000	$103,976
8.375% due 09/15/21 ~	150,000	166,500
Solo Cup Co
8.500% due 02/15/14	50,000	46,250
10.500% due 11/01/13	100,000	102,000
Solutia Inc 8.750% due 11/01/17	45,000	49,388
Steel Dynamics Inc 7.625% due 03/15/20	150,000	159,000
Stora Enso OYJ (Finland) 7.250% due 04/15/36 ~	100,000	82,000
Texas Industries Inc 9.250% due 08/15/20	35,000	31,500
The Scotts Miracle-Gro Co 7.250% due 01/15/18	50,000	52,750
Thompson Creek Metals Co Inc (Canada) 7.375% due 06/01/18	100,000	89,500
United States Steel Corp
5.650% due 06/01/13	150,000	154,312
7.000% due 02/01/18	100,000	99,500
Verso Paper Holdings LLC
8.750% due 02/01/19	100,000	61,500
11.375% due 08/01/16	25,000	10,375
Vulcan Materials Co
6.400% due 11/30/17	100,000	102,000
7.500% due 06/15/21	80,000	86,800

		6,855,997

Telecommunication Services - 8.0%

Avaya Inc
7.000% due 04/01/19 ~	50,000	48,750
9.750% due 11/01/15	100,000	90,500
Cincinnati Bell Inc
8.375% due 10/15/20	100,000	100,000
8.750% due 03/15/18	100,000	93,375
Citizens Communications Co 9.000% due 08/15/31	100,000	91,750
Clearwire Communications LLC
12.000% due 12/01/15 ~	230,000	221,375
12.000% due 12/01/17 ~	100,000	83,750
Cricket Communications Inc
7.750% due 05/15/16	125,000	129,687
7.750% due 10/15/20	125,000	109,687
Crown Castle International Corp 7.125% due 11/01/19	100,000	108,500
Frontier Communications Corp
8.250% due 05/01/14	250,000	261,875
8.500% due 04/15/20	300,000	308,625
GCI Inc 6.750% due 06/01/21	100,000	98,000
Inmarsat Finance PLC (United Kingdom) 7.375% due 12/01/17 ~	100,000	105,000
Integra Telecom Holdings Inc 10.750% due 04/15/16 ~	10,000	8,200
Intelsat Jackson Holdings SA (Luxembourg)
7.250% due 04/01/19 ~	200,000	203,500
7.500% due 04/01/21 ~	200,000	202,750
9.500% due 06/15/16	100,000	104,750
11.250% due 06/15/16	100,000	105,313
Intelsat Luxembourg SA (Luxembourg) 11.250% due 02/04/17	350,000	339,500
Level 3 Communications Inc 11.875% due 02/01/19	100,000	107,000
Level 3 Escrow Inc 8.125% due 07/01/19 ~	100,000	98,750
Level 3 Financing Inc 9.250% due 11/01/14	194,000	199,335
MetroPCS Wireless Inc 7.875% due 09/01/18	200,000	203,750
Nextel Communications Inc 6.875% due 10/31/13	300,000	300,000
NII Capital Corp 7.625% due 04/01/21	200,000	199,500
PAETEC Holding Corp
8.875% due 06/30/17	100,000	108,500
9.875% due 12/01/18	50,000	55,250
SBA Telecommunications Inc 8.000% due 08/15/16	100,000	108,250
Sprint Capital Corp
6.875% due 11/15/28	150,000	107,813
8.750% due 03/15/32	200,000	162,750
Sprint Nextel Corp
6.000% due 12/01/16	200,000	167,000
8.375% due 08/15/17	275,000	247,844
9.000% due 11/15/18 ~	300,000	315,750
11.500% due 11/15/21 ~	100,000	99,250
Telcordia Technologies Inc 11.000% due 05/01/18 ~	25,000	31,875
Telesat LLC (Canada) 11.000% due 11/01/15	75,000	80,906
UPCB Finance III Ltd (Cayman) 6.625% due 07/01/20 ~	100,000	99,000
West Corp 7.875% due 01/15/19	175,000	174,562
Windstream Corp
7.500% due 04/01/23	100,000	99,250
7.750% due 10/01/21	100,000	103,000
7.875% due 11/01/17	150,000	163,125
8.125% due 09/01/18	200,000	215,250

		6,262,597

Utilities - 5.8%

Ameren Energy Generating Co 7.000% due 04/15/18	100,000	103,600
AmeriGas Partners LP 6.500% due 05/20/21	100,000	98,750
Calpine Construction Finance Co LP 8.000% due 06/01/16 ~	100,000	108,500
Calpine Corp
7.250% due 10/15/17 ~	250,000	263,750
7.500% due 02/15/21 ~	250,000	268,750
CMS Energy Corp
2.750% due 05/15/14	100,000	99,270
8.750% due 06/15/19	25,000	29,735
DPL Inc 6.500% due 10/15/16 ~	100,000	106,750
Dubai Electricity & Water Authority (United Arab Emirates) 7.375% due 10/21/20 ~	250,000	257,500
Duquesne Light Holdings Inc 5.900% due 12/01/21 ~	100,000	103,381
Edison Mission Energy
7.000% due 05/15/17	300,000	196,500
7.200% due 05/15/19	100,000	63,000
Energy Future Holdings Corp
10.000% due 01/15/20	250,000	263,750
11.250% due 11/01/17	76,820	64,913
Energy Future Intermediate Holding Co LLC 10.000% due 12/01/20	46,000	48,760
Ferrellgas LP 6.500% due 05/01/21	100,000	88,500
GenOn Energy Inc 9.500% due 10/15/18	45,000	45,788
Intergen NV (Netherlands) 9.000% due 06/30/17 ~	150,000	158,625
NRG Energy Inc
7.625% due 01/15/18	200,000	201,000
7.875% due 05/15/21 ~	200,000	196,000
8.250% due 09/01/20	150,000	151,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-22

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
Puget Energy Inc 6.500% due 12/15/20	$100,000	$106,952
RRI Energy Inc 7.625% due 06/15/14	250,000	251,250
Texas Competitive Electric Holdings Co LLC
10.250% due 11/01/15	500,000	180,000
11.500% due 10/01/20 ~	200,000	170,750
The AES Corp
7.375% due 07/01/21 ~	200,000	216,500
8.000% due 10/15/17	300,000	331,500
Wind Acquisition Finance SA (Luxembourg)
7.250% due 02/15/18 ~	100,000	91,250
11.750% due 07/15/17 ~	190,000	171,000
Wind Acquisition Holdings Finance SA (Luxembourg) 12.250% due 07/15/17 ~	106,125	78,267

		4,515,791

Total Corporate Bonds & Notes
(Cost $75,930,471)		75,391,991

	Shares
SHORT-TERM INVESTMENT - 2.2%

Money Market Fund - 2.2%

Federated Prime Obligations Fund	1,736,866	1,736,866

Total Short-Term Investment
(Cost $1,736,866)		1,736,866

TOTAL INVESTMENTS - 98.5%
(Cost $77,667,337)		77,128,857

OTHER ASSETS & LIABILITIES, NET - 1.5%		1,157,985

NET ASSETS - 100.0%		$78,286,842

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	20.5%
Energy	13.9%
Financials	13.2%
Industrials	9.7%
Materials	8.7%
Telecommunication Services	8.0%
Health Care	7.4%
Utilities	5.8%
Consumer Staples	4.6%
Information Technology	4.5%
Short-Term Investment	2.2%

98.5%
Other Assets & Liabilities, Net	1.5%

100.0%

(b)	As of December 31, 2011, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

BBB	5.0%
BB	42.2%
B	41.5%
CCC	5.7%
CC	3.7%
C	0.6%
D	0.3%
Not Rated	1.0%

100.0%

(c)	Investments with a total aggregate value of $10,500 or less than 0.1% of the net assets were in default as of December 31, 2011.

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Corporate Bonds & Notes	$75,391,991	$-	$75,391,991	$-
	Short-Term Investment	1,736,866	1,736,866	-	-

	Total	$77,128,857	$1,736,866	$75,391,991	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-23

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
COMMON STOCKS - 96.9%

Consumer Discretionary - 13.7%

Aaron’s Inc	794	$21,184
Abercrombie & Fitch Co ‘A’	1,157	56,508
Advance Auto Parts Inc	1,117	77,777
Amazon.com Inc *	5,474	947,549
AMC Networks Inc ‘A’ *	795	29,876
Apollo Group Inc ‘A’ *	1,681	90,555
AutoNation Inc *	268	9,881
AutoZone Inc *	383	124,463
Bally Technologies Inc *	617	24,409
Bed Bath & Beyond Inc *	3,750	217,387
Big Lots Inc *	324	12,234
BorgWarner Inc *	1,647	104,980
Brinker International Inc	1,155	30,908
Cablevision Systems Corp ‘A’	3,255	46,286
CarMax Inc *	555	16,916
CBS Corp ‘B’	1,553	42,148
Charter Communications Inc ‘A’ *	803	45,723
Chico’s FAS Inc	1,853	20,642
Chipotle Mexican Grill Inc *	468	158,062
Choice Hotels International Inc	13	495
Coach Inc	4,420	269,797
Comcast Corp ‘A’	18,107	429,317
Darden Restaurants Inc	2,057	93,758
Deckers Outdoor Corp *	574	43,377
DeVry Inc	855	32,883
Dick’s Sporting Goods Inc	1,404	51,779
DIRECTV ‘A’ *	10,651	455,437
Discovery Communications Inc ‘A’ *	4,004	164,044
DISH Network Corp ‘A’	2,242	63,852
Dollar General Corp *	1,471	60,517
Dollar Tree Inc *	1,839	152,839
DSW Inc ‘A’	329	14,545
Dunkin’ Brands Group Inc *	370	9,243
Expedia Inc	874	25,349
Family Dollar Stores Inc	1,839	106,037
Ford Motor Co *	31,472	338,639
Fossil Inc *	796	63,171
Garmin Ltd (Switzerland)	134	5,335
Gentex Corp	2,184	64,625
Genuine Parts Co	640	39,168
Groupon Inc *	479	9,882
Guess? Inc	1,006	29,999
H&R Block Inc	2,667	43,552
Hanesbrands Inc *	1,422	31,085
Harley-Davidson Inc	3,554	138,144
Harman International Industries Inc	695	26,438
Hasbro Inc	1,710	54,532
HomeAway Inc *	68	1,581
Hyatt Hotels Corp ‘A’ *	41	1,543
International Game Technology	2,306	39,663
ITT Educational Services Inc *	386	21,960
John Wiley & Sons Inc ‘A’	704	31,258
Johnson Controls Inc	2,599	81,245
Kohl’s Corp	3,249	160,338
Lamar Advertising Co ‘A’ *	281	7,727
Las Vegas Sands Corp *	5,904	252,278
Leggett & Platt Inc	1,594	36,726
Liberty Global Inc ‘A’ *	4,171	171,136
Limited Brands Inc	3,752	151,393
LKQ Corp *	2,224	66,898
Macy’s Inc	800	25,744
Marriott International Inc ‘A’	3,901	113,792
Marriott Vacations Worldwide Corp *	366	6,281
Mattel Inc	3,884	107,820
McDonald’s Corp	15,629	1,568,058
MGM Resorts International *	1,150	11,994
Morningstar Inc	375	22,294
Netflix Inc *	831	57,580
Nike Inc ‘B’	5,376	518,085
Nordstrom Inc	2,453	121,939
O’Reilly Automotive Inc *	1,945	155,503
Omnicom Group Inc	4,231	188,618
Pandora Media Inc *	151	1,511
Panera Bread Co ‘A’ *	432	61,106
PetSmart Inc	1,713	87,860
Polaris Industries Inc	962	53,853
priceline.com Inc *	747	349,379
PVH Corp	135	9,516
Ralph Lauren Corp	944	130,347
Regal Entertainment Group ‘A’	342	4,083
Ross Stores Inc	3,464	164,644
Royal Caribbean Cruises Ltd (Liberia)	1,167	28,907
Sally Beauty Holdings Inc *	1,320	27,892
Scripps Networks Interactive Inc ‘A’	1,316	55,825
Sirius XM Radio Inc *	59,347	108,012
Starbucks Corp	11,289	519,407
Starwood Hotels & Resorts Worldwide Inc	2,935	140,792
Target Corp	540	27,659
Tempur-Pedic International Inc *	1,049	55,104
Tesla Motors Inc *	820	23,419
The Goodyear Tire & Rubber Co *	3,746	53,081
The Home Depot Inc	14,513	610,126
The Interpublic Group of Cos Inc	2,495	24,276
The McGraw-Hill Cos Inc	3,773	169,672
The TJX Cos Inc	5,814	375,294
Thomson Reuters Corp (NYSE) (Canada)	2,693	71,822
Tiffany & Co	1,921	127,285
Time Warner Cable Inc	4,822	306,535
Tractor Supply Co	1,093	76,674
TripAdvisor Inc *	874	22,021
Tupperware Brands Corp	881	49,310
Ulta Salon Cosmetics & Fragrance Inc *	697	45,249
Under Armour Inc ‘A’ *	542	38,910
Urban Outfitters Inc *	1,670	46,025
Viacom Inc ‘B’	8,341	378,765
Virgin Media Inc	4,563	97,557
Visteon Corp *	31	1,548
Weight Watchers International Inc	431	23,709
Williams-Sonoma Inc	849	32,686
Wynn Resorts Ltd	1,191	131,594
Yum! Brands Inc	7,011	413,719

		13,761,955

Consumer Staples - 12.4%

Altria Group Inc	23,521	697,398
Avon Products Inc	6,470	113,031
Brown-Forman Corp ‘B’	1,315	105,871
Bunge Ltd (Bermuda)	579	33,119
Campbell Soup Co	2,041	67,843
Church & Dwight Co Inc	1,236	56,559
Coca-Cola Enterprises Inc	3,748	96,623
Colgate-Palmolive Co	6,641	613,562
ConAgra Foods Inc	813	21,463
Corn Products International Inc	948	49,855
Costco Wholesale Corp	6,579	548,162
Dr Pepper Snapple Group Inc	3,330	131,468
Flowers Foods Inc	1,727	32,778
General Mills Inc	7,247	292,851
Green Mountain Coffee Roasters Inc *	1,857	83,286
H.J. Heinz Co	2,828	152,825
Hansen Natural Corp *	1,054	97,116
Herbalife Ltd (Cayman)	1,797	92,851
Hormel Foods Corp	1,117	32,717
Kellogg Co	3,462	175,073
Kimberly-Clark Corp	5,182	381,188
McCormick & Co Inc	1,378	69,479

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-24

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Mead Johnson Nutrition Co	552	$37,939
PepsiCo Inc	23,810	1,579,793
Philip Morris International Inc	24,245	1,902,748
Reynolds American Inc	1,555	64,408
Sara Lee Corp	7,306	138,230
Sysco Corp	8,784	257,635
The Clorox Co	122	8,120
The Coca-Cola Co	29,761	2,082,377
The Estee Lauder Cos Inc ‘A’	1,698	190,719
The Hershey Co	1,705	105,335
The Kroger Co	6,489	157,164
The Procter & Gamble Co	2,815	187,789
Wal-Mart Stores Inc	20,314	1,213,965
Walgreen Co	13,014	430,243
Whole Foods Market Inc	2,327	161,913

		12,463,496

Energy - 10.7%

Alpha Natural Resources Inc *	1,884	38,490
Anadarko Petroleum Corp	1,142	87,169
Apache Corp	1,661	150,453
Arch Coal Inc	289	4,193
Atwood Oceanics Inc *	261	10,385
Baker Hughes Inc	2,602	126,561
Cabot Oil & Gas Corp	1,571	119,239
Cameron International Corp *	2,716	133,600
CARBO Ceramics Inc	286	35,272
Chevron Corp	1,724	183,434
Cimarex Energy Co	353	21,851
Cobalt International Energy Inc *	1,597	24,785
Concho Resources Inc *	1,555	145,781
CONSOL Energy Inc	3,409	125,110
Continental Resources Inc *	628	41,894
Core Laboratories NV (Netherlands)	691	78,740
Denbury Resources Inc *	5,072	76,587
Diamond Offshore Drilling Inc	505	27,906
Dresser-Rand Group Inc *	1,115	55,650
El Paso Corp	10,894	289,454
EOG Resources Inc	4,042	398,177
EQT Corp	776	42,517
EXCO Resources Inc	2,081	21,746
Exxon Mobil Corp	54,766	4,641,966
FMC Technologies Inc *	3,617	188,916
Forest Oil Corp *	1,284	17,398
Halliburton Co	13,779	475,513
Helmerich & Payne Inc	1,340	78,202
HollyFrontier Corp	2,904	67,954
Kinder Morgan Inc	1,789	57,552
Kosmos Energy Ltd * (Bermuda)	353	4,328
McDermott International Inc * (Panama)	3,088	35,543
Murphy Oil Corp	459	25,585
Newfield Exploration Co *	1,194	45,050
Noble Energy Inc	544	51,348
Occidental Petroleum Corp	3,524	330,199
Oceaneering International Inc	1,645	75,884
Oil States International Inc *	636	48,571
Patterson-UTI Energy Inc	215	4,296
Peabody Energy Corp	4,073	134,857
Pioneer Natural Resources Co	1,424	127,420
QEP Resources Inc	2,116	61,999
Quicksilver Resources Inc *	50	336
Range Resources Corp	2,418	149,771
Rowan Cos Inc *	288	8,735
RPC Inc	636	11,607
SandRidge Energy Inc *	6,041	49,295
Schlumberger Ltd (Netherlands)	20,440	1,396,256
SM Energy Co	788	57,603
Southwestern Energy Co *	5,236	167,238
Superior Energy Services Inc *	1,207	34,327
Tidewater Inc	39	1,923
Ultra Petroleum Corp * (Canada)	2,321	68,771
Whiting Petroleum Corp *	1,777	82,968

		10,740,405

Financials - 3.8%

Affiliated Managers Group Inc *	570	54,692
American Express Co	9,572	451,511
Apartment Investment & Management Co ‘A’ REIT	1,262	28,912
BlackRock Inc	638	113,717
Boston Properties Inc REIT	1,798	179,081
Camden Property Trust REIT	778	48,423
CBOE Holdings Inc	828	21,412
CBRE Group Inc *	4,438	67,546
Corporate Office Properties Trust REIT	337	7,165
Digital Realty Trust Inc REIT	1,514	100,938
Discover Financial Services	853	20,472
Eaton Vance Corp	1,750	41,370
Equity Residential REIT	338	19,276
Erie Indemnity Co ‘A’	427	33,374
Essex Property Trust Inc REIT	275	38,640
Federal Realty Investment Trust REIT	719	65,249
Federated Investors Inc ‘B’	1,156	17,513
Franklin Resources Inc	2,180	209,411
Green Dot Corp ‘A’ *	360	11,239
Greenhill & Co Inc	423	15,385
Hudson City Bancorp Inc	591	3,694
IntercontinentalExchange Inc *	1,106	133,328
Jones Lang LaSalle Inc	514	31,488
Lazard Ltd ‘A’ (Bermuda)	1,646	42,977
LPL Investment Holdings Inc *	431	13,163
Moody’s Corp	2,999	101,006
MSCI Inc ‘A’ *	1,832	60,328
NYSE Euronext	1,192	31,111
People’s United Financial Inc	1,051	13,505
Plum Creek Timber Co Inc REIT	1,461	53,414
Public Storage REIT	1,991	267,710
Rayonier Inc REIT	1,842	82,208
SEI Investments Co	2,206	38,274
Simon Property Group Inc REIT	3,609	465,344
T. Rowe Price Group Inc	3,910	222,675
TD Ameritrade Holding Corp	3,270	51,176
The Charles Schwab Corp	15,762	177,480
The Macerich Co REIT	721	36,483
The NASDAQ OMX Group Inc *	228	5,588
UDR Inc REIT	219	5,497
Validus Holdings Ltd (Bermuda)	135	4,253
Ventas Inc REIT	2,314	127,571
Vornado Realty Trust REIT	313	24,057
Waddell & Reed Financial Inc ‘A’	1,311	32,474
Wells Fargo & Co	5,180	142,761
Weyerhaeuser Co REIT	2,321	43,333

		3,756,224

Health Care - 10.3%

Abbott Laboratories ‡	21,984	1,236,160
Agilent Technologies Inc *	5,237	182,928
Alexion Pharmaceuticals Inc *	2,767	197,841
Allergan Inc	4,589	402,639
Allscripts Healthcare Solutions Inc *	2,259	42,785
AMERIGROUP Corp *	424	25,050
AmerisourceBergen Corp	3,918	145,710
Amylin Pharmaceuticals Inc *	2,061	23,454
Baxter International Inc	7,730	382,480
Becton Dickinson & Co	3,293	246,053
Biogen Idec Inc *	3,638	400,362
BioMarin Pharmaceutical Inc *	1,656	56,933
Brookdale Senior Living Inc *	1,327	23,077
Bruker Corp *	1,204	14,954
C.R. Bard Inc	1,288	110,124

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-25

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Cardinal Health Inc	2,636	$107,048
CareFusion Corp *	1,056	26,833
Catalyst Health Solutions Inc *	652	33,904
Celgene Corp *	6,969	471,104
Cerner Corp *	2,138	130,953
Charles River Laboratories International Inc *	791	21,618
Covance Inc *	894	40,874
Covidien PLC (Ireland)	3,984	179,320
DaVita Inc *	1,436	108,863
Dendreon Corp *	2,256	17,146
DENTSPLY International Inc	889	31,106
Edwards Lifesciences Corp *	1,725	121,958
Eli Lilly & Co	5,093	211,665
Endo Pharmaceuticals Holdings Inc *	1,736	59,944
Express Scripts Inc *	7,351	328,516
Gen-Probe Inc *	706	41,739
Gilead Sciences Inc *	11,852	485,102
HCA Holdings Inc *	1,062	23,396
Health Management Associates Inc ‘A’ *	3,759	27,704
Henry Schein Inc *	750	48,323
Hill-Rom Holdings Inc	850	28,637
Hospira Inc *	2,147	65,204
Human Genome Sciences Inc *	2,972	21,963
IDEXX Laboratories Inc *	876	67,417
Illumina Inc *	1,840	56,083
Intuitive Surgical Inc *	591	273,639
Johnson & Johnson	8,421	552,249
Laboratory Corp of America Holdings *	1,507	129,557
Life Technologies Corp *	256	9,961
Lincare Holdings Inc	1,361	34,991
McKesson Corp	3,796	295,746
Medco Health Solutions Inc *	6,020	336,518
MEDNAX Inc *	739	53,215
Medtronic Inc	13,908	531,981
Mettler-Toledo International Inc *	488	72,082
Mylan Inc *	5,979	128,309
Myriad Genetics Inc *	1,284	26,887
Patterson Cos Inc	525	15,498
Perrigo Co	1,248	121,430
Pharmasset Inc *	1,118	143,328
Quest Diagnostics Inc	2,173	126,164
Regeneron Pharmaceuticals Inc *	1,116	61,860
ResMed Inc *	2,342	59,487
Sirona Dental Systems Inc *	838	36,906
St. Jude Medical Inc	4,949	169,751
Stryker Corp	4,719	234,582
SXC Health Solutions Corp (XNGS) * (Canada)	949	53,600
Techne Corp	559	38,157
Tenet Healthcare Corp *	395	2,026
The Cooper Cos Inc	187	13,187
Thoratec Corp *	860	28,862
United Therapeutics Corp *	794	37,517
Universal Health Services Inc ‘B’	1,354	52,616
Varian Medical Systems Inc *	1,763	118,350
Vertex Pharmaceuticals Inc *	2,751	91,361
Warner Chilcott PLC ‘A’ * (Ireland)	2,316	35,041
Waters Corp *	1,378	102,041
Watson Pharmaceuticals Inc *	1,794	108,250

		10,342,119

Industrials - 12.3%

3M Co	9,450	772,349
AECOM Technology Corp *	779	16,024
Alliant Techsystems Inc	33	1,886
AMETEK Inc	2,420	101,882
AMR Corp *	2,201	770
Armstrong World Industries Inc *	37	1,623
Avery Dennison Corp	69	1,979
BE Aerospace Inc *	1,408	54,504
C.H. Robinson Worldwide Inc	2,491	173,822
Carlisle Cos Inc	67	2,968
Caterpillar Inc	9,710	879,726
Chicago Bridge & Iron Co NV ‘NY’ (Netherlands)	890	33,642
Con-way Inc	74	2,158
Cooper Industries PLC (Ireland)	1,629	88,210
Copa Holdings SA ‘A’ (Panama)	380	22,295
Copart Inc *	837	40,084
Covanta Holding Corp	66	904
CSX Corp	16,604	349,680
Cummins Inc	2,954	260,011
Danaher Corp	8,269	388,974
Deere & Co	6,320	488,852
Delta Air Lines Inc *	7,767	62,835
Donaldson Co Inc	1,154	78,564
Dover Corp	2,183	126,723
Eaton Corp	1,954	85,058
Emerson Electric Co	11,320	527,399
Equifax Inc	95	3,680
Expeditors International of Washington Inc	3,195	130,867
Fastenal Co	4,438	193,541
FedEx Corp	279	23,299
Flowserve Corp	770	76,476
Fluor Corp	2,622	131,756
Gardner Denver Inc	800	61,648
General Cable Corp *	404	10,104
Goodrich Corp	770	95,249
Graco Inc	907	37,087
GrafTech International Ltd *	105	1,433
Harsco Corp	74	1,523
Hertz Global Holdings Inc *	3,638	42,637
Honeywell International Inc	11,853	644,211
IDEX Corp	1,106	41,044
IHS Inc ‘A’ *	755	65,051
Illinois Tool Works Inc	6,272	292,965
Ingersoll-Rand PLC (Ireland)	3,759	114,537
Iron Mountain Inc	2,542	78,294
JB Hunt Transport Services Inc	1,356	61,115
Joy Global Inc	1,576	118,153
Kansas City Southern *	1,246	84,740
KAR Auction Services Inc *	99	1,337
KBR Inc	126	3,512
Kennametal Inc	118	4,309
Kirby Corp *	576	37,924
Landstar System Inc	707	33,879
Lennox International Inc	815	27,506
Lincoln Electric Holdings Inc	773	30,240
Lockheed Martin Corp	3,497	282,907
Masco Corp	5,503	57,671
MSC Industrial Direct Co Inc ‘A’	659	47,151
Navistar International Corp *	600	22,728
Nielsen Holdings NV * (Netherlands)	1,079	32,036
Nordson Corp	900	37,062
PACCAR Inc	5,501	206,122
Pall Corp	1,747	99,841
Parker-Hannifin Corp	945	72,056
Polypore International Inc *	609	26,790
Precision Castparts Corp	2,159	355,782
Robert Half International Inc	2,185	62,185
Rockwell Automation Inc	2,171	159,286
Rockwell Collins Inc	2,317	128,292
Roper Industries Inc	1,442	125,267
Snap-on Inc	150	7,593
Southwest Airlines Co	2,203	18,858
Spirit AeroSystems Holdings Inc ‘A’ *	317	6,587
SPX Corp	208	12,536
Stericycle Inc *	1,292	100,673
Textron Inc	200	3,698
The Babcock & Wilcox Co *	1,749	42,221

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-26

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
The Boeing Co	9,863	$723,451
The Dun & Bradstreet Corp	757	56,646
The Manitowoc Co Inc	1,942	17,847
The Timken Co	1,087	42,078
The Toro Co	472	28,632
Thomas & Betts Corp *	196	10,702
Towers Watson & Co ‘A’	194	11,626
TransDigm Group Inc *	759	72,621
Union Pacific Corp	1,202	127,340
United Continental Holdings Inc *	4,258	80,348
United Parcel Service Inc ‘B’	11,066	809,921
United Technologies Corp	13,041	953,167
UTi Worldwide Inc (United Kingdom)	1,431	19,018
Valmont Industries Inc	331	30,051
Verisk Analytics Inc ‘A’ *	1,496	60,034
W.W. Grainger Inc	856	160,235
WABCO Holdings Inc *	994	43,140
Wabtec Corp	741	51,833
Waste Connections Inc	1,495	49,544
WESCO International Inc *	293	15,532

		12,282,147

Information Technology - 27.2%

Accenture PLC ‘A’ (Ireland)	9,723	517,555
Acme Packet Inc *	829	25,624
Adobe Systems Inc *	7,593	214,654
Advanced Micro Devices Inc *	9,447	51,014
Akamai Technologies Inc *	2,579	83,250
Alliance Data Systems Corp *	772	80,164
Altera Corp	4,849	179,898
Amphenol Corp ‘A’	2,519	114,337
Analog Devices Inc	4,509	161,332
ANSYS Inc *	1,387	79,447
Apple Inc *	13,931	5,642,055
Applied Materials Inc	1,208	12,938
Ariba Inc *	1,484	41,671
Arrow Electronics Inc *	270	10,101
Atmel Corp *	6,567	53,193
Autodesk Inc *	3,456	104,820
Automatic Data Processing Inc	7,525	406,425
Avago Technologies Ltd (Singapore)	2,889	83,377
BMC Software Inc *	2,666	87,391
Booz Allen Hamilton Holding Corp *	156	2,691
Broadcom Corp ‘A’ *	8,070	236,935
Broadridge Financial Solutions Inc	1,732	39,057
Cadence Design Systems Inc *	3,963	41,215
Ciena Corp *	1,359	16,444
Citrix Systems Inc *	2,829	171,777
Cognizant Technology Solutions Corp ‘A’ *	4,581	294,604
Compuware Corp *	2,469	20,542
Cree Inc *	89	1,962
Cypress Semiconductor Corp *	2,293	38,729
Dell Inc *	18,159	265,666
Dolby Laboratories Inc ‘A’ *	797	24,316
DST Systems Inc	68	3,095
eBay Inc *	9,474	287,346
Electronic Arts Inc *	4,999	102,979
EMC Corp *	30,989	667,503
Equinix Inc *	711	72,095
F5 Networks Inc *	1,220	129,466
FactSet Research Systems Inc	704	61,445
First Solar Inc *	877	29,608
Fiserv Inc *	1,730	101,620
FleetCor Technologies Inc *	240	7,169
FLIR Systems Inc	2,442	61,221
Fortinet Inc *	1,809	39,454
Freescale Semiconductor Holdings I Ltd * (Bermuda)	364	4,605
Fusion-io Inc *	114	2,759
Gartner Inc ‘A’ *	1,449	50,382
Genpact Ltd * (Bermuda)	1,483	22,171
Global Payments Inc	1,197	56,714
Google Inc ‘A’ *	3,791	2,448,607
Harris Corp	491	17,696
Informatica Corp *	1,609	59,420
International Business Machines Corp	18,246	3,355,074
Intersil Corp ‘A’	1,022	10,670
Intuit Inc	4,555	239,547
IPG Photonics Corp *	396	13,413
Jabil Circuit Inc	2,443	48,029
JDS Uniphase Corp *	3,402	35,517
Juniper Networks Inc *	8,021	163,709
KLA-Tencor Corp	1,957	94,425
Lam Research Corp *	1,891	70,005
Lender Processing Services Inc	1,344	20,254
Linear Technology Corp	3,426	102,883
LinkedIn Corp ‘A’ *	136	8,569
LSI Corp *	2,546	15,149
Mastercard Inc ‘A’	1,615	602,104
Maxim Integrated Products Inc	4,442	115,670
MEMC Electronic Materials Inc *	2,038	8,030
Microchip Technology Inc	2,867	105,018
MICROS Systems Inc *	1,206	56,175
Microsoft Corp	111,790	2,902,068
National Instruments Corp	1,370	35,552
NCR Corp *	1,928	31,735
NetApp Inc *	5,537	200,827
NeuStar Inc ‘A’ *	1,111	37,963
Nuance Communications Inc *	3,595	90,450
NVIDIA Corp *	9,029	125,142
ON Semiconductor Corp *	6,830	52,728
Oracle Corp	57,858	1,484,058
Paychex Inc	4,472	134,652
PMC-Sierra Inc *	128	705
Polycom Inc *	2,717	44,287
QLogic Corp *	1,256	18,840
QUALCOMM Inc	25,148	1,375,596
Rackspace Hosting Inc *	1,569	67,483
Red Hat Inc *	2,904	119,906
Riverbed Technology Inc *	2,352	55,272
Rovi Corp *	1,675	41,172
SAIC Inc *	1,323	16,260
salesforce.com Inc *	2,015	204,442
Silicon Laboratories Inc *	577	25,053
Skyworks Solutions Inc *	2,835	45,984
Solera Holdings Inc	1,085	48,326
Symantec Corp *	11,370	177,941
Synopsys Inc *	142	3,862
Teradata Corp *	2,539	123,167
Texas Instruments Inc	11,102	323,179
The Western Union Co	9,514	173,726
TIBCO Software Inc *	2,530	60,492
Trimble Navigation Ltd *	1,854	80,464
VeriFone Systems Inc *	1,562	55,482
VeriSign Inc	2,424	86,585
Visa Inc ‘A’	2,542	258,089
VistaPrint NV * (Netherlands)	622	19,033
VMware Inc ‘A’ *	1,274	105,984
WebMD Health Corp *	872	32,744
Xilinx Inc	3,996	128,112
Zebra Technologies Corp ‘A’ *	805	28,803

		27,208,944

Materials - 5.2%

Air Products & Chemicals Inc	3,189	271,671
Airgas Inc	1,184	92,447
AK Steel Holding Corp	282	2,329
Albemarle Corp	1,392	71,702
Allegheny Technologies Inc	1,610	76,958
Allied Nevada Gold Corp *	1,315	39,818

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-27

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Ball Corp	2,533	$90,453
Carpenter Technology Corp	667	34,337
Celanese Corp ‘A’	2,350	104,035
CF Industries Holdings Inc	829	120,188
Cliffs Natural Resources Inc	2,197	136,983
Compass Minerals International Inc	492	33,874
Crown Holdings Inc *	2,359	79,215
E.I. du Pont de Nemours & Co	13,987	640,325
Eastman Chemical Co	2,151	84,018
Ecolab Inc	4,537	262,284
FMC Corp	1,081	93,009
Freeport-McMoRan Copper & Gold Inc	14,266	524,846
Huntsman Corp	664	6,640
International Flavors & Fragrances Inc	1,224	64,162
International Paper Co	1,391	41,174
Intrepid Potash Inc *	812	18,376
Kronos Worldwide Inc	382	6,891
LyondellBasell Industries NV ‘A’ (Netherlands)	340	11,047
Martin Marietta Materials Inc	320	24,131
Molycorp Inc *	811	19,448
Monsanto Co	8,072	565,605
Packaging Corp of America	1,366	34,478
PPG Industries Inc	2,380	198,706
Praxair Inc	4,568	488,319
Reliance Steel & Aluminum Co	174	8,472
Rock-Tenn Co ‘A’	1,060	61,162
Rockwood Holdings Inc *	963	37,913
Royal Gold Inc	830	55,967
Schnitzer Steel Industries Inc ‘A’	80	3,382
Sigma-Aldrich Corp	1,832	114,427
Silgan Holdings Inc	732	28,285
Solutia Inc *	1,895	32,746
Southern Copper Corp	2,574	77,683
Steel Dynamics Inc	2,471	32,494
Temple-Inland Inc	421	13,350
The Mosaic Co	4,147	209,133
The Scotts Miracle-Gro Co ‘A’	534	24,932
The Sherwin-Williams Co	1,349	120,425
The Valspar Corp	204	7,950
Titanium Metals Corp	724	10,846
Walter Energy Inc	950	57,532
Westlake Chemical Corp	40	1,610
WR Grace & Co *	987	45,323

		5,181,101

Telecommunication Services - 1.2%

American Tower Corp ‘A’	5,972	358,380
Clearwire Corp ‘A’ *	1,994	3,868
Crown Castle International Corp *	4,371	195,821
Level 3 Communications Inc *	336	5,709
MetroPCS Communications Inc *	4,176	36,248
NII Holdings Inc *	2,228	47,456
SBA Communications Corp ‘A’ *	1,722	73,977
tw telecom Inc *	1,945	37,694
Verizon Communications Inc	9,627	386,235
Windstream Corp	4,866	57,127

		1,202,515

Utilities - 0.1%

Aqua America Inc	186	4,101
ITC Holdings Corp	761	57,745
National Fuel Gas Co	185	10,282
ONEOK Inc	112	9,709

		81,837

Total Common Stocks
(Cost $89,185,308)		97,020,743

EXCHANGE-TRADED FUND - 0.3%

iShares Russell 1000 Growth Index Fund	6,072	350,901

Total Exchange-Traded Fund
(Cost $342,418)		350,901

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.4%

Repurchase Agreement - 2.4%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $2,390,358; collateralized by U.S. Treasury Notes: 0.625% due 07/15/14 and value $2,438,921)	$2,390,355	2,390,355

Total Short-Term Investment
(Cost $2,390,355)		2,390,355

TOTAL INVESTMENTS - 99.6%
(Cost $91,918,081)		99,761,999

OTHER ASSETS & LIABILITIES, NET - 0.4%		362,442

NET ASSETS - 100.0%		$100,124,441

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	27.2%
Consumer Discretionary	13.7%
Consumer Staples	12.4%
Industrials	12.3%
Energy	10.7%
Health Care	10.3%
Materials	5.2%
Financials	3.8%
Short-Term Investment	2.4%
Telecommunication Services	1.2%
Exchange-Traded Fund	0.3%
Utilities	0.1%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2011, investments with a total aggregate value of $310,390 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-28

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(d)	Open futures contracts outstanding as of December 31, 2011 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
NASDAQ 100 E-Mini (03/12)	13	$594,069	($2,699)
S&P 500 E-Mini (03/12)	30	1,862,817	16,084

Total Futures Contracts			$13,385

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$97,020,743	$97,020,743	$-	$-
	Exchange-Traded Fund	350,901	350,901	-	-
	Short-Term Investment	2,390,355	-	2,390,355	-
	Derivatives:
	Equity Contracts
	Futures	16,084	16,084	-	-

	Total Assets	99,778,083	97,387,728	2,390,355	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(2,699)	(2,699)	-	-

	Total Liabilities	(2,699)	(2,699)	-	-

	Total	$99,775,384	$97,385,029	$2,390,355	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-29

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
PREFERRED STOCKS - 0.0%

Consumer Discretionary - 0.0%

Orchard Supply Hardware Stores Corp * + Δ	31	$118

Total Preferred Stocks
(Cost $183)		118

COMMON STOCKS - 97.1%

Consumer Discretionary - 8.6%

Aaron’s Inc	327	8,724
Abercrombie & Fitch Co ‘A’	209	10,208
American Eagle Outfitters Inc	3,500	53,515
Autoliv Inc	1,613	86,279
AutoNation Inc *	356	13,126
Bally Technologies Inc *	50	1,978
Best Buy Co Inc	5,314	124,188
Big Lots Inc *	765	28,886
Brinker International Inc	125	3,345
Career Education Corp *	1,068	8,512
CarMax Inc *	3,398	103,571
Carnival Corp (Panama)	7,684	250,806
CBS Corp ‘B’	10,183	276,367
Chico’s FAS Inc	1,046	11,652
Choice Hotels International Inc	490	18,645
Clear Channel Outdoor Holdings Inc ‘A’ *	770	9,664
Comcast Corp ‘A’	28,031	664,615
D.R. Horton Inc	5,102	64,336
DeVry Inc	226	8,692
Dillard’s Inc ‘A’	581	26,075
DISH Network Corp ‘A’	906	25,803
DreamWorks Animation SKG Inc ‘A’ *	1,276	21,175
DSW Inc ‘A’	35	1,547
Dunkin’ Brands Group Inc *	72	1,799
Education Management Corp *	665	18,613
Expedia Inc	709	20,561
Federal-Mogul Corp *	276	4,071
Foot Locker Inc	2,812	67,038
Ford Motor Co *	29,476	317,162
GameStop Corp ‘A’ *	2,576	62,159
Gannett Co Inc	4,308	57,598
Garmin Ltd (Switzerland)	1,821	72,494
General Motors Co *	13,697	277,638
Genuine Parts Co	2,061	126,133
Groupon Inc *	141	2,909
H&R Block Inc	2,275	37,151
Harman International Industries Inc	417	15,863
HomeAway Inc *	60	1,395
Hyatt Hotels Corp ‘A’ *	776	29,209
International Game Technology	2,631	45,253
J.C. Penney Co Inc	2,978	104,677
Jarden Corp	1,687	50,408
Johnson Controls Inc	9,133	285,498
Kohl’s Corp	681	33,607
Lamar Advertising Co ‘A’ *	701	19,278
Lear Corp	1,910	76,018
Leggett & Platt Inc	609	14,031
Lennar Corp ‘A’	2,886	56,710
Liberty Interactive Corp ‘A’ *	10,832	175,641
Liberty Media Corp - Capital ‘A’ *	2,108	164,529
Lowe’s Cos Inc	23,464	595,516
Macy’s Inc	6,721	216,282
Mattel Inc	1,576	43,750
MGM Resorts International *	4,840	50,481
Mohawk Industries Inc *	1,010	60,448
Newell Rubbermaid Inc	5,268	85,078
News Corp ‘A’	41,370	738,041
NVR Inc *	89	61,054
Orchard Supply Hardware Stores Corp ‘A’ * + Δ	31	118
Pandora Media Inc *	151	1,512
Penn National Gaming Inc *	1,227	46,712
PulteGroup Inc *	6,184	39,021
PVH Corp	926	65,274
RadioShack Corp	1,703	16,536
Regal Entertainment Group ‘A’	927	11,068
Royal Caribbean Cruises Ltd (Liberia)	1,062	26,306
Sally Beauty Holdings Inc *	117	2,472
Sears Holdings Corp *	696	22,119
Service Corp International	4,212	44,858
Signet Jewelers Ltd (NYSE) (Bermuda)	1,578	69,369
Staples Inc	12,850	178,486
Target Corp	11,761	602,398
The Gap Inc	6,371	118,182
The Home Depot Inc	11,433	480,643
The Interpublic Group of Cos Inc	5,080	49,428
The Madison Square Garden Co ‘A’ *	1,105	31,647
The McGraw-Hill Cos Inc	981	44,116
The Walt Disney Co	34,063	1,277,362
The Washington Post Co ‘B’	92	34,667
The Wendy’s Co	5,399	28,939
Thomson Reuters Corp (NYSE) (Canada)	3,579	95,452
Thor Industries Inc	808	22,163
Time Warner Inc	18,070	653,050
Toll Brothers Inc *	2,629	53,684
TripAdvisor Inc *	709	17,861
TRW Automotive Holdings Corp *	1,862	60,701
VF Corp	1,567	198,993
Visteon Corp *	875	43,698
Whirlpool Corp	1,387	65,813
Williams-Sonoma Inc	908	34,958
WMS Industries Inc *	1,049	21,525
Wyndham Worldwide Corp	2,808	106,227

		10,375,160

Consumer Staples - 7.9%

Altria Group Inc	9,582	284,106
Archer-Daniels-Midland Co	12,178	348,291
Beam Inc	2,778	142,317
Brown-Forman Corp ‘B’	279	22,462
Bunge Ltd (Bermuda)	1,971	112,741
Campbell Soup Co	806	26,791
Church & Dwight Co Inc	1,106	50,611
Coca-Cola Enterprises Inc	1,342	34,597
Colgate-Palmolive Co	868	80,195
ConAgra Foods Inc	6,439	169,990
Constellation Brands Inc ‘A’ *	3,308	68,376
Corn Products International Inc	263	13,831
CVS Caremark Corp	24,436	996,500
Dean Foods Co *	3,310	37,072
Energizer Holdings Inc *	1,257	97,392
General Mills Inc	2,830	114,360
H.J. Heinz Co	2,412	130,345
Hormel Foods Corp	1,165	34,123
Kellogg Co	285	14,412
Kimberly-Clark Corp	888	65,321
Kraft Foods Inc ‘A’	29,778	1,112,506
Lorillard Inc	2,432	277,248
McCormick & Co Inc	743	37,462
Mead Johnson Nutrition Co	3,008	206,740
Molson Coors Brewing Co ‘B’	2,418	105,280
Philip Morris International Inc	3,044	238,893
Ralcorp Holdings Inc *	995	85,073
Reynolds American Inc	4,197	173,840
Safeway Inc	6,380	134,235
Sara Lee Corp	1,819	34,416

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-30

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Smithfield Foods Inc *	3,011	$73,107
SUPERVALU Inc	3,884	31,538
The Clorox Co	2,263	150,625
The Hershey Co	681	42,072
The J.M. Smucker Co	2,089	163,297
The Kroger Co	2,539	61,495
The Procter & Gamble Co	46,933	3,130,900
Tyson Foods Inc ‘A’	5,422	111,910
Wal-Mart Stores Inc	7,675	458,658
Walgreen Co	933	30,845

		9,503,973

Energy - 12.0%

Alpha Natural Resources Inc *	1,765	36,059
Anadarko Petroleum Corp	7,602	580,261
Apache Corp	4,919	445,563
Arch Coal Inc	3,365	48,826
Atwood Oceanics Inc *	744	29,604
Baker Hughes Inc	4,715	229,338
Cameron International Corp *	1,143	56,224
Chesapeake Energy Corp	11,851	264,159
Chevron Corp	34,162	3,634,837
Cimarex Energy Co	1,141	70,628
Cobalt International Energy Inc *	163	2,530
ConocoPhillips	23,944	1,744,799
Denbury Resources Inc *	1,265	19,101
Devon Energy Corp	7,623	472,626
Diamond Offshore Drilling Inc	641	35,422
El Paso Corp	826	21,947
Energen Corp	1,314	65,700
EQT Corp	1,478	80,980
EXCO Resources Inc	199	2,079
Exxon Mobil Corp	23,259	1,971,433
Forest Oil Corp *	490	6,639
Helmerich & Payne Inc	134	7,820
Hess Corp	5,467	310,525
Kinder Morgan Inc	1,000	32,170
Kosmos Energy Ltd * (Bermuda)	111	1,361
Marathon Oil Corp	12,832	375,593
Marathon Petroleum Corp	6,416	213,589
McDermott International Inc * (Panama)	548	6,307
Murphy Oil Corp	2,952	164,544
Nabors Industries Ltd * (Bermuda)	5,190	89,995
National Oilwell Varco Inc	7,624	518,356
Newfield Exploration Co *	1,014	38,258
Noble Energy Inc	2,540	239,751
Occidental Petroleum Corp	10,430	977,291
Oil States International Inc *	143	10,921
Patterson-UTI Energy Inc	2,424	48,431
Pioneer Natural Resources Co	407	36,418
Plains Exploration & Production Co *	2,550	93,636
QEP Resources Inc	690	20,217
Quicksilver Resources Inc *	1,866	12,521
Rowan Cos Inc *	1,945	58,992
SEACOR Holdings Inc *	389	34,605
SM Energy Co	234	17,105
Southern Union Co	2,247	94,621
Spectra Energy Corp	11,711	360,113
Sunoco Inc	1,957	80,276
Teekay Corp	768	20,529
Tesoro Corp *	2,627	61,367
The Williams Cos Inc	10,599	349,979
Tidewater Inc	881	43,433
Unit Corp *	754	34,986
Valero Energy Corp	10,276	216,310

		14,388,775

Financials - 23.7%

ACE Ltd (Switzerland)	6,080	426,330
Affiliated Managers Group Inc *	270	25,907
Aflac Inc	8,428	364,595
Alexandria Real Estate Equities Inc REIT	1,120	77,246
Alleghany Corp *	118	33,664
Allied World Assurance Co Holdings Ltd AG (Switzerland)	669	42,100
American Capital Agency Corp REIT	4,039	113,415
American Capital Ltd *	6,265	42,163
American Express Co	7,479	352,784
American Financial Group Inc	1,435	52,937
American International Group Inc *	7,963	184,742
American National Insurance Co	112	8,179
Ameriprise Financial Inc	4,102	203,623
Annaly Capital Management Inc REIT	17,138	273,523
Aon Corp	5,956	278,741
Apartment Investment & Management Co ‘A’ REIT	671	15,373
Arch Capital Group Ltd * (Bermuda)	2,382	88,682
Ares Capital Corp	3,655	56,470
Arthur J. Gallagher & Co	2,020	67,549
Aspen Insurance Holdings Ltd (Bermuda)	1,287	34,106
Associated Banc-Corp	3,137	35,040
Assurant Inc	1,753	71,978
Assured Guaranty Ltd (Bermuda)	3,273	43,007
AvalonBay Communities Inc REIT	1,694	221,236
AXIS Capital Holdings Ltd (Bermuda)	2,347	75,010
Bank of America Corp	182,609	1,015,306
Bank of Hawaii Corp	852	37,905
BankUnited Inc	560	12,314
BB&T Corp	12,550	315,884
Berkshire Hathaway Inc ‘B’ *	31,547	2,407,036
BlackRock Inc	779	138,849
BOK Financial Corp	452	24,828
Boston Properties Inc REIT	471	46,912
Brandywine Realty Trust REIT	2,457	23,342
BRE Properties Inc REIT	1,358	68,552
Brown & Brown Inc	2,052	46,437
Camden Property Trust REIT	357	22,220
Capital One Financial Corp	8,274	349,907
CapitalSource Inc	5,132	34,384
Capitol Federal Financial Inc	3,011	34,747
Chimera Investment Corp REIT	18,438	46,279
Cincinnati Financial Corp	2,646	80,597
CIT Group Inc *	3,613	125,985
Citigroup Inc	52,370	1,377,855
City National Corp	833	36,802
CME Group Inc ‘A’	1,208	294,353
CNA Financial Corp	477	12,760
Comerica Inc	3,623	93,473
Commerce Bancshares Inc	1,425	54,327
CommonWealth REIT	1,537	25,576
Corporate Office Properties Trust REIT	878	18,666
Cullen/Frost Bankers Inc	959	50,741
DDR Corp REIT	3,891	47,353
Discover Financial Services	8,856	212,544
Douglas Emmett Inc REIT	2,259	41,204
Duke Realty Corp REIT	4,632	55,816
E*TRADE Financial Corp *	4,475	35,621
East West Bancorp Inc	2,655	52,436
Endurance Specialty Holdings Ltd (Bermuda)	730	27,923
Equity Residential REIT	4,922	280,702
Essex Property Trust Inc REIT	261	36,673
Everest Re Group Ltd (Bermuda)	836	70,299
Federal Realty Investment Trust REIT	266	24,140
Federated Investors Inc ‘B’	244	3,697
Fidelity National Financial Inc ‘A’	4,066	64,771
Fifth Third Bancorp	16,555	210,580
First Citizens BancShares Inc ‘A’	92	16,099
First Horizon National Corp	4,757	38,056
First Niagara Financial Group Inc	6,266	54,076
First Republic Bank *	1,305	39,946

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-31

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Forest City Enterprises Inc ‘A’ *	2,456	$29,030
Fulton Financial Corp	3,593	35,247
General Growth Properties Inc REIT	10,156	152,543
Genworth Financial Inc ‘A’ *	8,972	58,767
HCC Insurance Holdings Inc	1,878	51,645
HCP Inc REIT	7,317	303,143
Health Care REIT Inc	3,449	188,074
Hospitality Properties Trust REIT	2,268	52,119
Host Hotels & Resorts Inc REIT	12,364	182,616
Hudson City Bancorp Inc	7,701	48,131
Huntington Bancshares Inc	15,617	85,737
Interactive Brokers Group Inc ‘A’	721	10,772
Invesco Ltd (Bermuda)	8,326	167,269
Janus Capital Group Inc	3,361	21,208
Jefferies Group Inc	2,426	33,358
Jones Lang LaSalle Inc	178	10,904
JPMorgan Chase & Co	71,612	2,381,099
Kemper Corp	887	25,909
KeyCorp	17,132	131,745
Kimco Realty Corp REIT	7,332	119,072
Legg Mason Inc	2,472	59,452
Leucadia National Corp	3,576	81,318
Liberty Property Trust REIT	2,097	64,755
Lincoln National Corp	5,648	109,684
Loews Corp	5,709	214,944
LPL Investment Holdings Inc *	90	2,749
M&T Bank Corp	2,261	172,605
Mack-Cali Realty Corp REIT	1,578	42,117
Markel Corp *	176	72,982
Marsh & McLennan Cos Inc	9,884	312,532
MBIA Inc *	2,719	31,513
Mercury General Corp	391	17,837
MetLife Inc	14,801	461,495
Morgan Stanley	27,836	421,159
New York Community Bancorp Inc	7,880	97,476
Northern Trust Corp	3,913	155,190
NYSE Euronext	3,266	85,243
Old Republic International Corp	4,679	43,374
PartnerRe Ltd (Bermuda)	1,224	78,593
People’s United Financial Inc	5,562	71,472
Piedmont Office Realty Trust Inc ‘A’ REIT	3,168	53,983
Plum Creek Timber Co Inc REIT	1,167	42,666
Popular Inc *	19,140	26,605
Principal Financial Group Inc	5,547	136,456
ProLogis Inc REIT	8,269	236,411
Protective Life Corp	1,588	35,825
Prudential Financial Inc	8,759	439,001
Public Storage REIT	143	19,228
Raymond James Financial Inc	1,865	57,740
Realty Income Corp REIT	2,408	84,184
Regency Centers Corp REIT	1,642	61,772
Regions Financial Corp	22,661	97,442
Reinsurance Group of America Inc	1,344	70,224
RenaissanceRe Holdings Ltd (Bermuda)	941	69,982
Senior Housing Properties Trust REIT	2,961	66,445
Simon Property Group Inc REIT	967	124,685
SL Green Realty Corp REIT	1,602	106,757
SLM Corp	9,503	127,340
StanCorp Financial Group Inc	798	29,327
State Street Corp	9,083	366,136
SunTrust Banks Inc	9,674	171,230
Synovus Financial Corp	8,925	12,584
Taubman Centers Inc REIT	1,007	62,535
TCF Financial Corp	2,913	30,062
TFS Financial Corp *	1,398	12,526
The Allstate Corp	9,424	258,312
The Bank of New York Mellon Corp	22,377	445,526
The Chubb Corp	5,272	364,928
The Goldman Sachs Group Inc	9,330	843,712
The Hanover Insurance Group Inc	819	28,624
The Hartford Financial Services Group Inc	8,023	130,374
The Howard Hughes Corp *	373	16,475
The Macerich Co REIT	1,524	77,114
The NASDAQ OMX Group Inc *	1,915	46,937
The PNC Financial Services Group Inc	9,485	547,000
The Progressive Corp	11,183	218,180
The St. Joe Co *	1,124	16,478
The Travelers Cos Inc	7,548	446,615
Torchmark Corp	1,901	82,484
Transatlantic Holdings Inc	1,054	57,685
U.S. Bancorp	34,721	939,203
UDR Inc REIT	3,623	90,937
Unum Group	5,323	112,156
Validus Holdings Ltd (Bermuda)	1,203	37,895
Valley National Bancorp	3,034	37,531
Ventas Inc REIT	1,795	98,958
Vornado Realty Trust REIT	2,954	227,044
W.R. Berkley Corp	2,077	71,428
Washington Federal Inc	2,066	28,903
Weingarten Realty Investors REIT	2,134	46,564
Wells Fargo & Co	82,440	2,272,046
Weyerhaeuser Co REIT	6,890	128,636
White Mountains Insurance Group Ltd (Bermuda)	126	57,136
XL Group PLC (Ireland)	5,575	110,218
Zions Bancorp	3,273	53,284

		28,414,780

Health Care - 12.5%

Abbott Laboratories	1,709	96,097
Aetna Inc	6,839	288,537
Alere Inc *	1,508	34,820
Allscripts Healthcare Solutions Inc *	628	11,894
AMERIGROUP Corp *	258	15,243
Amgen Inc	15,841	1,017,151
Baxter International Inc	1,020	50,470
Bio-Rad Laboratories Inc ‘A’ *	357	34,286
Boston Scientific Corp *	27,536	147,042
Bristol-Myers Squibb Co	30,744	1,083,419
Brookdale Senior Living Inc *	189	3,287
Cardinal Health Inc	3,158	128,246
CareFusion Corp *	2,790	70,894
CIGNA Corp	5,144	216,048
Community Health Systems Inc *	1,756	30,642
Coventry Health Care Inc *	2,679	81,361
Covidien PLC (Ireland)	4,162	187,332
DENTSPLY International Inc	1,528	53,465
Eli Lilly & Co	12,324	512,185
Forest Laboratories Inc *	4,853	146,852
HCA Holdings Inc *	740	16,302
Health Net Inc *	1,457	44,322
Henry Schein Inc *	799	51,480
Hill-Rom Holdings Inc	98	3,302
Hologic Inc *	4,735	82,910
Hospira Inc *	471	14,304
Humana Inc	3,034	265,809
Johnson & Johnson	39,322	2,578,737
Life Technologies Corp *	2,941	114,434
LifePoint Hospitals Inc *	837	31,095
Medtronic Inc	2,642	101,056
Merck & Co Inc	55,625	2,097,062
Mylan Inc *	722	15,494
Omnicare Inc	2,108	72,621
Patterson Cos Inc	971	28,664
PerkinElmer Inc	2,059	41,180
Pfizer Inc	142,391	3,081,341
QIAGEN NV (XNGS) * (Netherlands)	4,278	59,079
Quest Diagnostics Inc	228	13,238
Teleflex Inc	710	43,516
Tenet Healthcare Corp *	7,147	36,664

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-32

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
The Cooper Cos Inc	606	$42,735
Thermo Fisher Scientific Inc *	6,906	310,563
UnitedHealth Group Inc	19,525	989,527
VCA Antech Inc *	1,581	31,225
Vertex Pharmaceuticals Inc *	411	13,649
Warner Chilcott PLC ‘A’ * (Ireland)	244	3,692
Watson Pharmaceuticals Inc *	131	7,904
WellPoint Inc	6,286	416,447
Zimmer Holdings Inc *	3,252	173,722

		14,991,345

Industrials - 8.9%

3M Co	1,497	122,350
AECOM Technology Corp *	1,166	23,985
AGCO Corp *	1,722	73,994
Air Lease Corp *	615	14,582
Alexander & Baldwin Inc	756	30,860
Alliant Techsystems Inc	565	32,295
AMR Corp *	3,328	1,165
Armstrong World Industries Inc *	326	14,302
Avery Dennison Corp	1,775	50,907
BE Aerospace Inc *	86	3,329
Carlisle Cos Inc	1,019	45,142
Chicago Bridge & Iron Co NV ‘NY’ (Netherlands)	737	27,859
Cintas Corp	2,007	69,864
CNH Global NV * (Netherlands)	461	16,591
Con-way Inc	900	26,244
Cooper Industries PLC (Ireland)	1,046	56,641
Copa Holdings SA ‘A’ (Panama)	129	7,568
Corrections Corp of America *	1,742	35,485
Covanta Holding Corp	1,936	26,504
Crane Co	866	40,451
Delta Air Lines Inc *	6,185	50,037
Dover Corp	752	43,654
Eaton Corp	3,818	166,198
Equifax Inc	2,109	81,703
Exelis Inc	3,247	29,385
FedEx Corp	5,358	447,447
Flowserve Corp	94	9,336
Fortune Brands Home & Security Inc *	2,719	46,305
GATX Corp	834	36,412
General Cable Corp *	441	11,029
General Dynamics Corp	5,986	397,530
General Electric Co	191,127	3,423,085
Goodrich Corp	1,329	164,397
GrafTech International Ltd *	2,230	30,439
Harsco Corp	1,286	26,466
Hubbell Inc ‘B’	1,096	73,279
Huntington Ingalls Industries Inc *	866	27,088
IDEX Corp	181	6,717
Illinois Tool Works Inc	524	24,476
Ingersoll-Rand PLC (Ireland)	1,129	34,401
ITT Corp	1,624	31,392
Jacobs Engineering Group Inc *	2,287	92,806
Kansas City Southern *	506	34,413
KAR Auction Services Inc *	362	4,887
KBR Inc	2,580	71,905
Kennametal Inc	1,295	47,293
Kirby Corp *	295	19,423
L-3 Communications Holdings Inc	1,816	121,091
Lincoln Electric Holdings Inc	593	23,198
Lockheed Martin Corp	592	47,893
Manpower Inc	1,508	53,911
Navistar International Corp *	599	22,690
Nielsen Holdings NV * (Netherlands)	236	7,007
Norfolk Southern Corp	6,365	463,754
Northrop Grumman Corp	4,728	276,493
Oshkosh Corp *	1,660	35,491
Owens Corning *	2,213	63,557
Parker-Hannifin Corp	1,602	122,152
Pentair Inc	1,796	59,789
Pitney Bowes Inc	3,338	61,886
Quanta Services Inc *	3,902	84,049
Raytheon Co	6,418	310,503
Regal-Beloit Corp	690	35,169
Republic Services Inc	5,781	159,267
RR Donnelley & Sons Co	3,352	48,369
Ryder System Inc	906	48,145
Snap-on Inc	862	43,634
Southwest Airlines Co	11,753	100,606
Spirit AeroSystems Holdings Inc ‘A’ *	1,642	34,121
SPX Corp	660	39,778
Stanley Black & Decker Inc	3,029	204,760
Terex Corp *	2,031	27,439
Textron Inc	4,712	87,125
The Boeing Co	1,503	110,245
The Shaw Group Inc *	1,321	35,535
The Timken Co	262	10,142
Thomas & Betts Corp *	719	39,257
Towers Watson & Co ‘A’	803	48,124
Trinity Industries Inc	1,455	43,737
Tyco International Ltd (Switzerland)	8,451	394,746
Union Pacific Corp	7,398	783,744
United Continental Holdings Inc *	930	17,549
United Technologies Corp	900	65,781
URS Corp *	1,406	49,379
UTi Worldwide Inc (United Kingdom)	155	2,060
Verisk Analytics Inc ‘A’ *	331	13,283
Waste Connections Inc	257	8,517
Waste Management Inc	8,545	279,507
WESCO International Inc *	392	20,780
Xylem Inc	3,331	85,573

		10,741,457

Information Technology - 8.6%

Activision Blizzard Inc	7,634	94,051
Akamai Technologies Inc *	323	10,426
Amdocs Ltd * (United Kingdom)	3,188	90,954
AOL Inc *	1,673	25,262
Applied Materials Inc	22,258	238,383
Arrow Electronics Inc *	1,809	67,675
Atmel Corp *	422	3,418
Avnet Inc *	2,764	85,933
AVX Corp	869	11,088
Booz Allen Hamilton Holding Corp *	205	3,536
Broadridge Financial Solutions Inc	131	2,954
Brocade Communications Systems Inc *	8,332	43,243
CA Inc	6,912	139,726
Cisco Systems Inc	99,121	1,792,108
Computer Sciences Corp	2,814	66,692
Compuware Corp *	1,029	8,561
CoreLogic Inc *	1,684	21,774
Corning Inc	28,290	367,204
Cree Inc *	1,817	40,047
Dell Inc *	7,796	114,056
Diebold Inc	1,166	35,062
DST Systems Inc	522	23,761
eBay Inc *	9,429	285,982
EchoStar Corp ‘A’ *	663	13,883
Fairchild Semiconductor International Inc *	2,332	28,077
Fidelity National Information Services Inc	4,727	125,691
Fiserv Inc *	524	30,780
Freescale Semiconductor Holdings I Ltd * (Bermuda)	277	3,504
Fusion-io Inc *	125	3,025
Genpact Ltd * (Bermuda)	556	8,312
Harris Corp	1,588	57,232
Hewlett-Packard Co	35,808	922,414
IAC/InterActiveCorp	1,349	57,467

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-33

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Ingram Micro Inc ‘A’ *	2,958	$53,806
Intel Corp	95,550	2,317,088
International Rectifier Corp *	1,205	23,401
Intersil Corp ‘A’	1,112	11,609
Itron Inc *	747	26,720
Jabil Circuit Inc	608	11,953
KLA-Tencor Corp	702	33,872
Lexmark International Inc ‘A’	1,367	45,207
LSI Corp *	7,053	41,965
Marvell Technology Group Ltd * (Bermuda)	9,153	126,769
MEMC Electronic Materials Inc *	1,687	6,647
Micron Technology Inc *	15,655	98,470
Molex Inc	2,472	58,982
Monster Worldwide Inc *	2,213	17,549
Motorola Mobility Holdings Inc *	4,699	182,321
Motorola Solutions Inc	5,421	250,938
NCR Corp *	601	9,893
Novellus Systems Inc *	1,278	52,769
Paychex Inc	435	13,098
PMC-Sierra Inc *	3,991	21,990
QLogic Corp *	318	4,770
SAIC Inc *	3,538	43,482
SanDisk Corp *	4,295	211,357
Silicon Laboratories Inc *	97	4,212
SunPower Corp *	1,650	10,280
Synopsys Inc *	2,483	67,538
Tech Data Corp *	776	38,342
Tellabs Inc	6,622	26,753
Teradyne Inc *	3,353	45,701
Texas Instruments Inc	7,637	222,313
Total System Services Inc	2,962	57,937
Visa Inc ‘A’	6,380	647,761
Vishay Intertechnology Inc *	2,673	24,030
Western Digital Corp *	4,187	129,588
Xerox Corp	25,248	200,974
Yahoo! Inc *	23,480	378,732

		10,341,098

Materials - 2.6%

AK Steel Holding Corp	1,652	13,646
Alcoa Inc	19,167	165,795
Aptargroup Inc	1,191	62,134
Ashland Inc	1,433	81,910
Bemis Co Inc	1,877	56,460
Cabot Corp	1,157	37,186
CF Industries Holdings Inc	186	26,966
Commercial Metals Co	2,042	28,241
Cytec Industries Inc	877	39,158
Domtar Corp	671	53,653
Greif Inc ‘A’	700	31,885
Huntsman Corp	2,850	28,500
International Paper Co	6,208	183,757
LyondellBasell Industries NV ‘A’ (Netherlands)	5,259	170,865
Martin Marietta Materials Inc	440	33,180
MeadWestvaco Corp	3,062	91,707
Newmont Mining Corp	8,765	525,988
Nucor Corp	5,695	225,351
Owens-Illinois Inc *	2,928	56,745
Packaging Corp of America	150	3,786
Reliance Steel & Aluminum Co	1,142	55,604
Rockwood Holdings Inc *	61	2,402
RPM International Inc	2,323	57,030
Schnitzer Steel Industries Inc ‘A’	280	11,838
Sealed Air Corp	3,502	60,269
Sonoco Products Co	1,820	59,987
Steel Dynamics Inc	1,034	13,597
Temple-Inland Inc	1,414	44,838
The Dow Chemical Co	21,185	609,281
The Scotts Miracle-Gro Co ‘A’	101	4,716
The Valspar Corp	1,533	59,741
Titanium Metals Corp	694	10,396
United States Steel Corp	2,615	69,193
Vulcan Materials Co	2,329	91,646
Westlake Chemical Corp	274	11,026
WR Grace & Co *	108	4,959

		3,083,436

Telecommunication Services - 4.7%

AT&T Inc ‡	106,724	3,227,334
CenturyLink Inc	11,023	410,056
Clearwire Corp ‘A’ *	417	809
Frontier Communications Corp	17,962	92,504
Level 3 Communications Inc *	2,447	41,574
NII Holdings Inc *	378	8,051
Sprint Nextel Corp *	53,904	126,135
Telephone & Data Systems Inc	1,649	42,693
tw telecom Inc *	436	8,450
U.S. Cellular Corp *	281	12,260
Verizon Communications Inc	39,462	1,583,215
Windstream Corp	4,386	51,492

		5,604,573

Utilities - 7.6%

AGL Resources Inc	2,075	87,689
Alliant Energy Corp	2,004	88,396
Ameren Corp	4,345	143,950
American Electric Power Co Inc	8,682	358,653
American Water Works Co Inc	3,159	100,646
Aqua America Inc	2,187	48,223
Atmos Energy Corp	1,618	53,960
Calpine Corp *	6,917	112,955
CenterPoint Energy Inc	7,665	153,990
CMS Energy Corp	4,547	100,398
Consolidated Edison Inc	5,272	327,022
Constellation Energy Group Inc	3,356	133,133
Dominion Resources Inc	10,376	550,758
DTE Energy Co	3,051	166,127
Duke Energy Corp	23,992	527,824
Edison International	5,871	243,059
Entergy Corp	3,206	234,198
Exelon Corp	11,937	517,708
FirstEnergy Corp	7,536	333,845
GenOn Energy Inc *	14,153	36,939
Great Plains Energy Inc	2,494	54,319
Hawaiian Electric Industries Inc	1,723	45,625
Integrys Energy Group Inc	1,420	76,936
MDU Resources Group Inc	3,426	73,522
National Fuel Gas Co	1,282	71,254
NextEra Energy Inc	7,604	462,932
NiSource Inc	5,037	119,931
Northeast Utilities	3,185	114,883
NRG Energy Inc *	4,361	79,021
NSTAR	1,871	87,862
NV Energy Inc	4,290	70,141
OGE Energy Corp	1,765	100,093
ONEOK Inc	1,785	154,742
Pepco Holdings Inc	4,083	82,885
PG&E Corp	7,171	295,589
Pinnacle West Capital Corp	1,966	94,722
PPL Corp	10,400	305,968
Progress Energy Inc	5,307	297,298
Public Service Enterprise Group Inc	9,116	300,919
Questar Corp	3,235	64,247
SCANA Corp	2,078	93,635
Sempra Energy	4,315	237,325
Southern Co	15,302	708,330
TECO Energy Inc	3,900	74,646
The AES Corp *	11,836	140,138
UGI Corp	1,990	58,506
Vectren Corp	1,441	43,561

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-34

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Westar Energy Inc	2,032	$58,481
Wisconsin Energy Corp	4,212	147,252
Xcel Energy Inc	8,725	241,159

		9,075,395

Total Common Stocks
(Cost $113,720,422)		116,519,992

EXCHANGE-TRADED FUND - 0.1%

iShares Russell 1000 Value Index Fund	1,360	86,333

Total Exchange-Traded Fund
(Cost $83,234)		86,333

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.4%

Repurchase Agreement - 2.4%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $2,839,052; collateralized by Fannie Mae: 0.000% due 06/06/12 and value $2,898,550)	$2,839,048	2,839,048

Total Short-Term Investment
(Cost $2,839,048)		2,839,048

TOTAL INVESTMENTS - 99.6%
(Cost $116,642,887)		119,445,491

OTHER ASSETS & LIABILITIES, NET - 0.4%		518,159

NET ASSETS - 100.0%		$119,963,650

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Financials	23.7%
Health Care	12.5%
Energy	12.0%
Industrials	8.9%
Consumer Discretionary	8.6%
Information Technology	8.6%
Consumer Staples	7.9%
Utilities	7.6%
Telecommunication Services	4.7%
Materials	2.6%
Short-Term Investment	2.4%
Exchange-Traded Fund	0.1%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $236 or less than 0.1% of the net assets were valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(d)	As of December 31, 2011, less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(e)	As of December 31, 2011, investments with a total aggregate value of $436,363 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	Open futures contracts outstanding as of December 31, 2011 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
S&P 500 E-Mini (03/12)	48	$2,973,778	$32,462

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$118	$-	$-	$118
	Common Stocks
	Consumer Discretionary	10,375,160	10,375,042	-	118
	Consumer Staples	9,503,973	9,503,973	-	-
	Energy	14,388,775	14,388,775	-	-
	Financials	28,414,780	28,414,780	-	-
	Health Care	14,991,345	14,991,345	-	-
	Industrials	10,741,457	10,741,457	-	-
	Information Technology	10,341,098	10,341,098	-	-
	Materials	3,083,436	3,083,436	-	-
	Telecommunication Services	5,604,573	5,604,573	-	-
	Utilities	9,075,395	9,075,395	-	-

		116,519,992	116,519,874	-	118
	Exchange-Traded Fund	86,333	86,333	-	-
	Short-Term Investment	2,839,048	-	2,839,048	-
	Derivatives:
	Equity Contracts
	Futures	32,462	32,462	-	-

	Total	$119,477,953	$116,638,669	$2,839,048	$236

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-35

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

	Preferred	Common
	Stocks	Stocks	Total
Value, Beginning of Year	$-	$-	$-
Purchases	183	183	366
Sales	-	-	-
Net Realized Gains (Losses)	-	-	-
Change in Net Unrealized Depreciation	(65)	(65)	(130)
Transfers In	-	-	-
Transfers Out	-	-	-

Value, End of Year	$118	$118	$236

Change in Net Unrealized Depreciation on Level 3 Investments Held at the End of Year, if Applicable	($65)	($65)	($130)

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-36

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Strike @ $10.50 Exp. 10/14/13 *	475	$-

Total Warrants
(Cost $0)		-

COMMON STOCKS - 98.5%

Consumer Discretionary - 14.2%

1-800-FLOWERS.COM Inc ‘A’ *	107	235
99 Cents Only Stores *	266	5,839
Aeropostale Inc *	4,022	61,335
AFC Enterprises Inc *	1,244	18,287
Ambassadors Group Inc	173	780
America’s Car-Mart Inc *	225	8,815
American Axle & Manufacturing Holdings Inc *	690	6,824
American Greetings Corp ‘A’	139	1,739
American Public Education Inc *	888	38,433
Amerigon Inc *	1,120	15,971
Ameristar Casinos Inc	1,600	27,664
ANN Inc *	2,595	64,304
Arbitron Inc	1,351	46,488
Archipelago Learning Inc *	371	3,588
Ascena Retail Group Inc *	3,128	92,964
Belo Corp ‘A’	1,390	8,757
Biglari Holdings Inc *	6	2,209
BJ’s Restaurants Inc *	1,196	54,203
Blue Nile Inc *	592	24,201
Body Central Corp *	574	14,327
Bravo Brio Restaurant Group Inc *	974	16,704
Bridgepoint Education Inc *	899	20,677
Brunswick Corp	4,434	80,078
Buffalo Wild Wings Inc *	912	61,569
Capella Education Co *	723	26,064
Caribou Coffee Co Inc *	311	4,338
Carrols Restaurant Group Inc *	637	7,370
Carter’s Inc *	2,119	84,357
CEC Entertainment Inc	987	34,002
Cherokee Inc	354	4,131
Churchill Downs Inc	168	8,758
Cinemark Holdings Inc	4,198	77,621
Coinstar Inc *	1,562	71,290
Columbia Sportswear Co	416	19,365
Conn’s Inc *	66	733
Cooper Tire & Rubber Co	3,088	43,263
Core-Mark Holding Co Inc	83	3,287
Cost Plus Inc *	600	5,850
Cracker Barrel Old Country Store Inc	1,076	54,241
Crocs Inc *	4,498	66,435
Crown Media Holdings Inc ‘A’ *	462	559
Cumulus Media Inc ‘A’ *	338	1,129
Dana Holding Corp *	6,853	83,264
Delta Apparel Inc *	32	611
Denny’s Corp *	3,635	13,668
Destination Maternity Corp	519	8,678
Digital Generation Inc *	1,027	12,242
DineEquity Inc *	769	32,459
Domino’s Pizza Inc *	1,105	37,515
Dorman Products Inc *	543	20,053
Drew Industries Inc *	354	8,684
Einstein Noah Restaurant Group Inc	256	4,050
Entravision Communications Corp ‘A’	1,366	2,131
Ethan Allen Interiors Inc	415	9,840
Exide Technologies *	966	2,541
Express Inc *	2,753	54,895
Francesca’s Holdings Corp *	176	3,045
G-III Apparel Group Ltd *	828	20,625
Geeknet Inc *	219	3,734
Genesco Inc *	123	7,594
Global Sources Ltd * (Bermuda)	553	2,682
GNC Holdings Inc ‘A’ *	1,136	32,887
Gordmans Stores Inc *	268	3,369
Grand Canyon Education Inc *	1,438	22,950
hhgregg Inc *	49	708
Hibbett Sports Inc *	1,363	61,580
Hillenbrand Inc	3,121	69,661
HSN Inc	1,989	72,121
Interval Leisure Group Inc *	2,005	27,288
iRobot Corp *	1,183	35,313
Jack in the Box Inc *	117	2,445
Jamba Inc *	3,247	4,254
Jos. A. Bank Clothiers Inc *	1,376	67,094
K12 Inc *	1,296	23,250
Kenneth Cole Productions Inc ‘A’ *	122	1,292
Knology Inc *	1,406	19,965
Krispy Kreme Doughnuts Inc *	2,941	19,234
Libbey Inc *	1,010	12,867
Life Time Fitness Inc *	1,908	89,199
LIN TV Corp ‘A’ *	167	706
Lions Gate Entertainment Corp * (Canada)	2,267	18,861
Liz Claiborne Inc *	272	2,347
Lumber Liquidators Holdings Inc *	1,163	20,539
Maidenform Brands Inc *	1,174	21,484
Marine Products Corp *	278	1,379
Matthews International Corp ‘A’	558	17,538
MDC Partners Inc ‘A’ (Canada)	1,260	17,035
Monro Muffler Brake Inc	1,516	58,806
Morgans Hotel Group Co *	443	2,614
National American University Holdings Inc	465	3,525
National CineMedia Inc	2,742	34,001
Nexstar Broadcasting Group Inc ‘A’ *	95	745
NutriSystem Inc	1,356	17,533
Overstock.com Inc *	582	4,563
Oxford Industries Inc	641	28,922
P.F. Chang’s China Bistro Inc	969	29,952
Papa John’s International Inc *	926	34,892
Peet’s Coffee & Tea Inc *	637	39,927
Perry Ellis International Inc *	38	540
PetMed Express Inc	1,000	10,380
Pier 1 Imports Inc *	1,556	21,675
Pinnacle Entertainment Inc *	196	1,991
Pool Corp	2,397	72,150
ReachLocal Inc *	495	3,059
Red Robin Gourmet Burgers Inc *	589	16,315
Rentrak Corp *	463	6,612
RG Barry Corp	18	217
Rue21 Inc *	756	16,330
Ruth’s Hospitality Group Inc *	260	1,292
Scientific Games Corp ‘A’ *	1,548	15,016
Select Comfort Corp *	2,415	52,381
Shuffle Master Inc *	2,181	25,561
Shutterfly Inc *	1,485	33,799
Sinclair Broadcast Group Inc ‘A’	190	2,153
Six Flags Entertainment Corp	2,076	85,614
Skullcandy Inc *	157	1,966
Smith & Wesson Holding Corp *	950	4,142
Sonic Corp *	3,096	20,836
Sotheby’s	3,365	96,003
Steiner Leisure Ltd * (Bahamas)	747	33,906
Steven Madden Ltd *	1,883	64,963
Stoneridge Inc *	1,289	10,866
Strayer Education Inc	608	59,092
Sturm Ruger & Co Inc	940	31,452

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-37

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Systemax Inc *	43	$706
Teavana Holdings Inc *	109	2,047
Tenneco Inc *	3,010	89,638
Texas Roadhouse Inc	2,920	43,508
The Buckle Inc	1,343	54,888
The Cato Corp ‘A’	1,375	33,275
The Cheesecake Factory Inc *	2,874	84,352
The Finish Line Inc ‘A’	798	15,389
The Men’s Wearhouse Inc	431	13,969
The Warnaco Group Inc *	1,699	85,018
Tower International Inc *	314	3,372
Town Sports International Holdings Inc *	397	2,918
True Religion Apparel Inc *	1,283	44,366
U.S. Auto Parts Network Inc *	759	3,317
Universal Electronics Inc *	287	4,842
Universal Technical Institute Inc *	1,042	13,317
Vail Resorts Inc	1,416	59,982
Valassis Communications Inc *	2,230	42,883
Value Line Inc	49	504
Valuevision Media Inc ‘A’ *	1,736	3,264
Vera Bradley Inc *	986	31,798
Vitamin Shoppe Inc *	1,235	49,252
Winmark Corp	110	6,311
Winnebago Industries Inc *	1,480	10,922
Wolverine World Wide Inc	2,473	88,138
World Wrestling Entertainment Inc ‘A’	1,241	11,566
Zagg Inc *	1,086	7,678
Zumiez Inc *	1,056	29,315

		3,962,787

Consumer Staples - 4.2%

Alico Inc	59	1,143
Arden Group Inc ‘A’	35	3,150
B&G Foods Inc	1,367	32,904
Cal-Maine Foods Inc	46	1,682
Calavo Growers Inc	598	15,357
Casey’s General Stores Inc	1,888	97,251
Coca-Cola Bottling Co Consolidated	223	13,057
Craft Brewers Alliance Inc *	138	831
Darling International Inc *	5,827	77,441
Diamond Foods Inc	1,097	35,400
Dole Food Co Inc *	321	2,777
Elizabeth Arden Inc *	987	36,558
Heckmann Corp *	2,449	16,286
Inter Parfums Inc	814	12,666
J&J Snack Foods Corp	710	37,829
Lancaster Colony Corp	931	64,555
Lifeway Foods Inc *	233	2,246
Limoneira Co	381	6,443
Medifast Inc *	704	9,659
National Beverage Corp *	549	8,822
Nature’s Sunshine Products Inc *	545	8,458
Nu Skin Enterprises Inc ‘A’	2,730	132,596
Oil-Dri Corp of America	55	1,113
Omega Protein Corp *	120	856
PriceSmart Inc	886	61,657
Primo Water Corp *	539	1,638
Rite Aid Corp *	2,276	2,868
Ruddick Corp	1,320	56,285
Schiff Nutrition International Inc *	187	2,001
Smart Balance Inc *	1,436	7,697
Spectrum Brands Holdings Inc *	664	18,194
Star Scientific Inc *	4,638	10,111
Synutra International Inc *	854	4,321
The Boston Beer Co Inc ‘A’ *	409	44,401
The Chefs’ Warehouse Inc *	304	5,429
The Female Health Co	901	4,063
The Fresh Market Inc *	1,399	55,820
The Hain Celestial Group Inc *	445	16,314
The Pantry Inc *	101	1,209
Tootsie Roll Industries Inc	1,096	25,942
TreeHouse Foods Inc *	1,041	68,061
United Natural Foods Inc *	2,406	96,264
USANA Health Sciences Inc *	316	9,597
Vector Group Ltd	1,650	29,304
WD-40 Co	794	32,085

		1,172,341

Energy - 8.6%

Abraxas Petroleum Corp *	4,021	13,269
Alon USA Energy Inc	418	3,641
Amyris Inc *	900	10,386
Apco Oil and Gas International Inc (Cayman)	454	37,101
Approach Resources Inc *	930	27,351
ATP Oil & Gas Corp *	2,259	16,626
Basic Energy Services Inc *	1,208	23,798
Berry Petroleum Co ‘A’	2,569	107,949
Bill Barrett Corp *	172	5,860
BPZ Resources Inc *	1,197	3,399
C&J Energy Services Inc *	316	6,614
Cal Dive International Inc *	2,844	6,399
Callon Petroleum Co *	1,962	9,751
Carrizo Oil & Gas Inc *	1,940	51,119
Cheniere Energy Inc *	4,129	35,881
Clayton Williams Energy Inc *	295	22,385
Clean Energy Fuels Corp *	2,474	30,826
Cloud Peak Energy Inc *	616	11,901
Complete Production Services Inc *	3,932	131,958
Contango Oil & Gas Co *	608	35,373
Crosstex Energy Inc	1,818	22,980
CVR Energy Inc *	4,380	82,037
Dawson Geophysical Co *	107	4,230
Dril-Quip Inc *	1,710	112,552
Energy XXI Ltd * (Bermuda)	3,752	119,614
Evolution Petroleum Corp *	783	6,303
FX Energy Inc *	2,554	12,259
Geokinetics Inc *	605	1,301
GeoResources Inc *	400	11,724
Gevo Inc *	339	2,132
Global Geophysical Services Inc *	908	6,102
GMX Resources Inc *	909	1,136
Golar LNG Ltd (Bermuda)	1,988	88,367
Goodrich Petroleum Corp *	1,309	17,973
Gulf Island Fabrication Inc	102	2,979
Gulfmark Offshore Inc ‘A’ *	204	8,570
Gulfport Energy Corp *	2,272	66,910
Hallador Energy Co	221	2,195
Houston American Energy Corp *	807	9,837
Hyperdynamics Corp *	7,839	19,206
ION Geophysical Corp *	6,540	40,090
Isramco Inc *	55	4,926
Key Energy Services Inc *	5,566	86,106
KiOR Inc ‘A’ *	309	3,146
Kodiak Oil & Gas Corp * (Canada)	12,842	121,999
Lufkin Industries Inc	1,516	102,042
Magnum Hunter Resources Corp *	5,569	30,017
Matrix Service Co *	206	1,945
McMoRan Exploration Co *	4,894	71,208
Mitcham Industries Inc *	326	7,120
Newpark Resources Inc *	333	3,164
Northern Oil & Gas Inc *	3,148	75,489
Oasis Petroleum Inc *	2,969	86,368
OYO Geospace Corp *	213	16,471
Panhandle Oil & Gas Inc ‘A’	343	11,254
Patriot Coal Corp *	4,237	35,887
PetroQuest Energy Inc *	643	4,244
Pioneer Drilling Co *	2,424	23,464
Rentech Inc *	9,943	13,025
Resolute Energy Corp *	2,303	24,872
Rex Energy Corp *	1,498	22,110

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-38

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
RigNet Inc *	292	$4,888
Rosetta Resources Inc *	2,641	114,884
Solazyme Inc *	401	4,772
Stone Energy Corp *	2,443	64,446
Syntroleum Corp *	4,307	4,135
Targa Resources Corp	815	33,162
Tesco Corp * (Canada)	1,234	15,598
TETRA Technologies Inc *	429	4,007
Triangle Petroleum Corp *	1,002	5,982
Ur-Energy Inc * (Canada)	4,158	3,572
Uranerz Energy Corp *	3,097	5,637
Uranium Energy Corp *	3,821	11,692
Uranium Resources Inc *	4,984	3,618
Vaalco Energy Inc *	333	2,011
Venoco Inc *	338	2,288
Voyager Oil & Gas Inc *	1,675	4,305
W&T Offshore Inc	1,738	36,863
Warren Resources Inc *	499	1,627
Western Refining Inc *	2,477	32,919
Westmoreland Coal Co *	158	2,015
Willbros Group Inc *	409	1,501
World Fuel Services Corp	2,007	84,254
Zion Oil & Gas Inc *	1,501	3,317

		2,422,434

Financials - 7.4%

Acadia Realty Trust REIT	443	8,922
Advance America Cash Advance Centers Inc	354	3,168
AG Mortgage Investment Trust Inc	50	1,007
Alexander’s Inc REIT	103	38,113
American Assets Trust Inc REIT	1,520	31,175
American Campus Communities Inc REIT	1,507	63,234
American Capital Mortgage Investment Corp	62	1,167
AmTrust Financial Services Inc	160	3,800
Apollo Residential Mortgage Inc	301	4,593
Arrow Financial Corp	22	516
Artio Global Investors Inc	1,396	6,813
Associated Estates Realty Corp REIT	129	2,058
Bank of the Ozarks Inc	183	5,422
BGC Partners Inc ‘A’	3,788	22,501
BofI Holding Inc *	38	618
Bridge Bancorp Inc	124	2,468
Bryn Mawr Bank Corp	153	2,982
Cash America International Inc	495	23,082
CBL & Associates Properties Inc REIT	2,308	36,236
Clifton Savings Bancorp Inc	54	501
Cogdell Spencer Inc REIT	677	2,877
Cohen & Steers Inc	742	21,444
Crawford & Co ‘B’	1,252	7,712
Credit Acceptance Corp *	333	27,399
DFC Global Corp *	2,162	39,046
Diamond Hill Investment Group Inc	132	9,765
Duff & Phelps Corp ‘A’	1,521	22,055
DuPont Fabros Technology Inc REIT	1,124	27,223
EastGroup Properties Inc REIT	626	27,219
Enterprise Financial Services Corp	96	1,421
Epoch Holding Corp	746	16,584
Equity Lifestyle Properties Inc REIT	1,054	70,291
Evercore Partners Inc ‘A’	1,049	27,924
Extra Space Storage Inc REIT	1,828	44,293
Ezcorp Inc ‘A’ *	2,338	61,653
FelCor Lodging Trust Inc REIT *	3,037	9,263
Fidus Investment Corp	56	726
Financial Engines Inc *	1,906	42,561
First Cash Financial Services Inc *	1,560	54,740
First Financial Bankshares Inc	708	23,668
Flagstone Reinsurance Holdings SA (Luxembourg)	146	1,210
GAMCO Investors Inc ‘A’	219	9,524
Getty Realty Corp REIT	626	8,733
Gladstone Commercial Corp REIT	248	4,352
Glimcher Realty Trust REIT	4,657	42,844
Greenlight Capital Re Ltd ‘A’ * (Cayman)	318	7,527
Hallmark Financial Services Inc *	272	1,901
Hampton Roads Bankshares Inc *	545	1,493
HFF Inc ‘A’ *	1,467	15,154
Highwoods Properties Inc REIT	2,393	71,000
Home Properties Inc REIT	2,400	138,168
ICG Group Inc *	156	1,204
Imperial Holdings Inc *	890	1,673
Investors Bancorp Inc *	326	4,395
Investors Real Estate Trust REIT	836	6,099
Kilroy Realty Corp REIT	1,442	54,897
Ladenburg Thalmann Financial Services Inc *	5,311	13,171
LTC Properties Inc REIT	276	8,517
MarketAxess Holdings Inc	1,429	43,027
Mid-America Apartment Communities Inc REIT	1,833	114,654
National Health Investors Inc REIT	544	23,925
Netspend Holdings Inc *	1,306	10,592
Newcastle Investment Corp REIT	4,936	22,952
Omega Healthcare Investors Inc REIT	4,805	92,977
Potlatch Corp REIT	1,081	33,630
PS Business Parks Inc REIT	195	10,809
Pzena Investment Management Inc ‘A’	446	1,931
S.Y. Bancorp Inc	101	2,074
Sabra Healthcare REIT Inc	498	6,021
Saul Centers Inc REIT	378	13,389
Signature Bank *	2,294	137,617
State Auto Financial Corp	82	1,114
Stifel Financial Corp *	1,065	34,133
Strategic Hotels & Resorts Inc REIT *	2,270	12,190
SVB Financial Group *	477	22,748
Tanger Factory Outlet Centers Inc REIT	4,294	125,900
Taylor Capital Group Inc *	189	1,837
Tejon Ranch Co *	717	17,552
TrustCo Bank Corp NY	204	1,144
Universal Health Realty Income Trust REIT	321	12,519
Urstadt Biddle Properties Inc ‘A’ REIT	167	3,019
Virtus Investment Partners Inc *	258	19,611
Walker & Dunlop Inc *	548	6,883
Washington REIT	854	23,357
Westamerica Bancorp	654	28,711
Westfield Financial Inc	354	2,605
Westwood Holdings Group Inc	305	11,148
World Acceptance Corp *	749	55,052

		2,081,223

Health Care - 19.7%

Abaxis Inc *	1,125	31,129
ABIOMED Inc *	1,577	29,127
Accretive Health Inc *	1,993	45,799
Accuray Inc *	2,947	12,466
Achillion Pharmaceuticals Inc *	2,390	18,212
Acorda Therapeutics Inc *	1,965	46,846
Acura Pharmaceuticals Inc *	561	1,958
Aegerion Pharmaceuticals Inc *	441	7,382
Affymax Inc *	878	5,804
Air Methods Corp *	564	47,630
Akorn Inc *	2,799	31,125
Align Technology Inc *	3,056	72,504
Alimera Sciences Inc *	605	756
Alkermes PLC * (Ireland)	4,751	82,477
Alliance HealthCare Services Inc *	1,166	1,469
Allos Therapeutics Inc *	3,274	4,649
Alnylam Pharmaceuticals Inc *	1,868	15,224
AMAG Pharmaceuticals Inc *	123	2,326
Amicus Therapeutics Inc *	840	2,890
AMN Healthcare Services Inc *	900	3,987
Ampio Pharmaceuticals Inc *	996	4,253

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-39

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Anacor Pharmaceuticals Inc *	541	$3,354
Analogic Corp	467	26,768
Antares Pharma Inc *	4,308	9,478
Anthera Pharmaceuticals Inc *	1,019	6,257
Ardea Biosciences Inc *	852	14,322
Arena Pharmaceuticals Inc *	496	928
ARIAD Pharmaceuticals Inc *	6,579	80,593
ArQule Inc *	2,705	15,256
Array BioPharma Inc *	1,165	2,516
ArthroCare Corp *	1,361	43,116
Astex Pharmaceuticals Inc *	262	495
athenahealth Inc *	1,737	85,321
AtriCure Inc *	682	7,570
Atrion Corp	80	19,218
Auxilium Pharmaceuticals Inc *	2,383	47,493
AVANIR Pharmaceuticals Inc ‘A’ *	5,457	11,187
AVEO Pharmaceuticals Inc *	1,566	26,935
AVI BioPharma Inc *	7,199	5,363
Bacterin International Holdings Inc *	1,087	3,109
BG Medicine Inc *	390	1,841
Bio-Reference Labs Inc *	1,235	20,093
BioCryst Pharmaceuticals Inc *	1,424	3,517
Biolase Technology Inc *	350	900
BioMimetic Therapeutics Inc *	414	1,180
Biosante Pharmaceuticals Inc *	5,364	2,693
BioScrip Inc *	1,495	8,163
BioSpecifics Technologies Corp *	254	4,221
Biotime Inc *	1,196	6,949
Cadence Pharmaceuticals Inc *	2,454	9,693
Capital Senior Living Corp *	478	3,795
CardioNet Inc *	303	718
Cardiovascular Systems Inc *	730	7,191
Cell Therapeutics Inc *	8,627	10,007
Celldex Therapeutics Inc *	286	744
Centene Corp *	1,556	61,602
Cepheid Inc *	3,080	105,983
Cerus Corp *	1,994	5,583
Chelsea Therapeutics International Ltd *	2,718	13,943
Chemed Corp	991	50,749
Chindex International Inc *	260	2,215
Cleveland Biolabs Inc *	1,484	4,244
Clovis Oncology Inc *	394	5,551
Codexis Inc *	1,193	6,323
Columbia Laboratories Inc *	2,225	5,563
Complete Genomics Inc *	529	1,550
Computer Programs & Systems Inc	553	28,264
Conceptus Inc *	1,572	19,870
Corcept Therapeutics Inc *	2,086	7,134
Corvel Corp *	303	15,668
CryoLife Inc *	98	470
Cubist Pharmaceuticals Inc *	2,988	118,385
Curis Inc *	2,640	12,355
Cyberonics Inc *	1,412	47,302
Cytori Therapeutics Inc *	1,909	4,200
Delcath Systems Inc *	2,312	7,052
Depomed Inc *	2,628	13,613
DexCom Inc *	3,351	31,198
DURECT Corp *	3,561	4,202
Dusa Pharmaceuticals Inc *	1,198	5,247
Dyax Corp *	3,940	5,358
Dynavax Technologies Corp *	7,620	25,298
DynaVox Inc ‘A’ *	309	1,125
Emergent BioSolutions Inc *	1,225	20,629
Emeritus Corp *	1,528	26,755
Endocyte Inc *	842	3,166
Endologix Inc *	2,443	28,046
Enzo Biochem Inc *	163	365
Enzon Pharmaceuticals Inc *	111	744
Epocrates Inc *	264	2,059
eResearchTechnology Inc *	1,295	6,074
Exact Sciences Corp *	1,933	15,696
Exactech Inc *	304	5,007
ExamWorks Group Inc *	1,374	13,026
Exelixis Inc *	6,383	30,224
Fluidigm Corp *	312	4,106
Genomic Health Inc *	853	21,658
Geron Corp *	1,526	2,258
GTx Inc *	1,091	3,666
Haemonetics Corp *	1,282	78,484
Halozyme Therapeutics Inc *	4,083	38,829
Hanger Orthopedic Group Inc *	861	16,092
Hansen Medical Inc *	2,279	5,880
Harvard Bioscience Inc *	112	433
HealthSpring Inc *	1,831	99,863
HealthStream Inc *	897	16,550
HeartWare International Inc *	599	41,331
Hi-Tech Pharmacal Co Inc *	158	6,145
HMS Holdings Corp *	4,224	135,084
Horizon Pharma Inc *	219	876
ICU Medical Inc *	143	6,435
Idenix Pharmaceuticals Inc *	830	6,179
ImmunoGen Inc *	2,679	31,023
Immunomedics Inc *	3,202	10,663
Impax Laboratories Inc *	2,973	59,965
Incyte Corp Ltd *	4,405	66,119
Infinity Pharmaceuticals Inc *	960	8,486
Inhibitex Inc *	2,300	25,162
Insulet Corp *	2,289	43,102
Integra LifeSciences Holdings Corp *	976	30,090
InterMune Inc *	1,254	15,800
Invacare Corp	93	1,422
IPC The Hospitalist Co Inc *	814	37,216
IRIS International Inc *	658	6,152
Ironwood Pharmaceuticals Inc ‘A’ *	2,515	30,105
Isis Pharmaceuticals Inc *	4,952	35,704
ISTA Pharmaceuticals Inc *	1,650	11,633
Jazz Pharmaceuticals Inc *	1,101	42,532
Kensey Nash Corp *	418	8,021
Keryx Biopharmaceuticals Inc *	3,359	8,498
KV Pharmaceutical Co ‘A’ *	1,547	2,166
Landauer Inc	472	24,308
Lannett Co Inc *	237	1,048
Lexicon Pharmaceuticals Inc *	3,084	3,978
LHC Group Inc *	36	462
Ligand Pharmaceuticals Inc ‘B’ *	960	11,395
Luminex Corp *	1,882	39,955
MAKO Surgical Corp *	1,597	40,260
MannKind Corp *	3,780	9,450
MAP Pharmaceuticals Inc *	1,108	14,592
Masimo Corp *	2,617	48,899
MedAssets Inc *	1,962	18,149
Medical Action Industries Inc *	385	2,014
Medicis Pharmaceutical Corp ‘A’	2,540	84,455
Medidata Solutions Inc *	1,053	22,903
Medivation Inc *	1,561	71,978
MedQuist Holdings Inc *	1,659	15,960
Medtox Scientific Inc *	375	5,269
Merge Healthcare Inc *	2,772	13,444
Meridian Bioscience Inc	2,043	38,490
Merit Medical Systems Inc *	2,094	28,018
Metabolix Inc *	1,263	5,747
Metropolitan Health Networks Inc *	2,134	15,941
Micromet Inc *	2,360	16,968
Molina Healthcare Inc *	852	19,025
Momenta Pharmaceuticals Inc *	2,296	39,927
MWI Veterinary Supply Inc *	626	41,591
Nabi Biopharmaceuticals *	1,724	3,241
National Research Corp	94	3,648
Natus Medical Inc *	731	6,893
Nektar Therapeutics *	3,625	20,282

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-40

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Neogen Corp *	1,156	$35,420
Neoprobe Corp *	4,615	12,091
Neostem Inc *	2,194	1,112
Neurocrine Biosciences Inc *	1,730	14,705
Novavax Inc *	3,270	4,120
NPS Pharmaceuticals Inc *	4,295	28,304
NuVasive Inc *	2,103	26,477
NxStage Medical Inc *	2,225	39,561
Nymox Pharmaceutical Corp * (Canada)	775	6,371
Obagi Medical Products Inc *	908	9,225
Omnicell Inc *	779	12,869
OncoGenex Pharmaceutical Inc *	475	5,577
Oncothyreon Inc *	1,454	11,021
Onyx Pharmaceuticals Inc *	3,157	138,750
Opko Health Inc *	5,438	26,646
Optimer Pharmaceuticals Inc *	2,313	28,311
OraSure Technologies Inc *	2,342	21,336
Orexigen Therapeutics Inc *	1,638	2,637
Orthofix International NV * (Netherlands)	902	31,777
Osiris Therapeutics Inc *	866	4,633
Owens & Minor Inc	2,589	71,948
Pacific Biosciences of California Inc *	467	1,308
Pacira Pharmaceuticals Inc *	353	3,053
Pain Therapeutics Inc *	1,808	6,870
Par Pharmaceutical Cos Inc *	1,252	40,978
PAREXEL International Corp *	2,652	55,002
PDL BioPharma Inc	5,756	35,687
Peregrine Pharmaceuticals Inc *	4,121	4,245
Pernix Therapeutics Holdings *	196	1,815
Pharmacyclics Inc *	2,287	33,893
PharmAthene Inc *	1,834	2,329
POZEN Inc *	1,345	5,313
Progenics Pharmaceuticals Inc *	1,086	9,274
PSS World Medical Inc *	2,765	66,885
Quality Systems Inc	1,931	71,428
Questcor Pharmaceuticals Inc *	2,648	110,104
Quidel Corp *	1,431	21,651
RadNet Inc *	1,557	3,316
Raptor Pharmaceutical Corp *	2,384	14,924
Rigel Pharmaceuticals Inc *	2,630	20,751
Rockwell Medical Technologies Inc *	791	6,700
RTI Biologics Inc *	150	666
Sagent Pharmaceuticals Inc *	322	6,762
Salix Pharmaceuticals Ltd *	2,911	139,291
Sangamo Biosciences Inc *	2,700	7,668
Santarus Inc *	2,582	8,546
Savient Pharmaceuticals Inc *	2,632	5,869
SciClone Pharmaceuticals Inc *	1,689	7,246
Seattle Genetics Inc *	4,809	80,382
Select Medical Holdings Corp *	523	4,435
Sequenom Inc *	3,384	15,059
SIGA Technologies Inc *	1,817	4,579
Skilled Healthcare Group Inc ‘A’ *	34	186
SonoSite Inc *	687	37,002
Spectranetics Corp *	1,635	11,805
Spectrum Pharmaceuticals Inc *	2,860	41,842
Staar Surgical Co *	1,556	16,322
Stereotaxis Inc *	2,228	1,835
STERIS Corp	2,954	88,088
Sucampo Pharmaceuticals Inc ‘A’ *	627	2,778
Sunesis Pharmaceuticals Inc *	1,392	1,629
Sunrise Senior Living Inc *	2,193	14,211
Symmetry Medical Inc *	469	3,747
Synergetics USA Inc *	1,109	8,184
Synovis Life Technologies Inc *	562	15,640
Synta Pharmaceuticals Corp *	1,193	5,571
Targacept Inc *	1,406	7,831
Team Health Holdings Inc *	1,328	29,309
The Ensign Group Inc	818	20,041
The Medicines Co *	1,530	28,519
The Providence Service Corp *	113	1,555
Theravance Inc *	2,867	63,361
Tornier NV * (Netherlands)	515	9,270
Transcend Services Inc *	430	10,204
Transcept Pharmaceuticals Inc *	185	1,449
Trius Therapeutics Inc *	351	2,510
U.S. Physical Therapy Inc	576	11,336
Unilife Corp *	3,197	9,975
Uroplasty Inc *	886	3,766
Vanda Pharmaceuticals Inc *	1,269	6,040
Vanguard Health Systems Inc *	541	5,529
Vascular Solutions Inc *	829	9,227
Vical Inc *	3,203	14,125
Vivus Inc *	4,430	43,193
Volcano Corp *	2,599	61,830
WellCare Health Plans Inc *	2,121	111,353
West Pharmaceutical Services Inc	917	34,800
XenoPort Inc *	1,451	5,528
Young Innovations Inc	94	2,785
Zalicus Inc *	2,351	2,845
Zeltiq Aesthetics Inc *	260	2,954
ZIOPHARM Oncology Inc *	2,864	12,630
Zogenix Inc *	979	2,193
Zoll Medical Corp *	1,092	68,993

		5,507,764

Industrials - 16.3%

A123 Systems Inc *	850	1,369
AAON Inc	943	19,322
AAR Corp	487	9,336
ABM Industries Inc	741	15,279
Acacia Research Corp *	2,130	77,766
Accuride Corp *	168	1,196
Active Power Inc *	4,331	2,858
Actuant Corp ‘A’	535	12,139
Acuity Brands Inc	2,156	114,268
Aerovironment Inc *	845	26,592
Aircastle Ltd (Bermuda)	289	3,676
Alamo Group Inc	24	646
Alaska Air Group Inc *	99	7,434
Albany International Corp ‘A’	254	5,872
Allegiant Travel Co *	738	39,365
Altra Holdings Inc *	1,342	25,270
Ameresco Inc ‘A’ *	862	11,827
American Reprographics Co *	299	1,372
American Science & Engineering Inc	453	30,854
Ampco-Pittsburgh Corp	36	696
Applied Industrial Technologies Inc	2,108	74,138
Argan Inc	60	913
Astronics Corp *	516	18,478
AT Cross Co ‘A’ *	455	5,132
Avis Budget Group Inc *	5,224	56,001
AZZ Inc	626	28,445
Beacon Roofing Supply Inc *	2,284	46,205
Belden Inc	2,023	67,325
Blount International Inc *	2,416	35,080
Brady Corp ‘A’	207	6,535
Broadwind Energy Inc *	1,668	1,134
CAI International Inc *	558	8,627
Capstone Turbine Corp *	12,117	14,056
Cascade Corp	29	1,368
Casella Waste Systems Inc ‘A’ *	1,064	6,810
CDI Corp	97	1,340
Celadon Group Inc	643	7,594
Cenveo Inc *	1,439	4,893
Chart Industries Inc *	1,463	79,104
CIRCOR International Inc	547	19,315
CLARCOR Inc	2,384	119,176
Clean Harbors Inc *	2,336	148,873
Coleman Cable Inc *	442	3,845

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-41

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Colfax Corp *	1,223	$34,831
Columbus McKinnon Corp *	740	9,391
Commercial Vehicle Group Inc *	1,460	13,198
Consolidated Graphics Inc *	418	20,181
CoStar Group Inc *	1,259	84,013
CRA International Inc *	103	2,044
Cubic Corp	354	15,431
Deluxe Corp	2,558	58,220
DigitalGlobe Inc *	1,758	30,079
Dollar Thrifty Automotive Group Inc *	1,441	101,245
Douglas Dynamics Inc	513	7,500
DXP Enterprises Inc *	434	13,975
Dycom Industries Inc *	287	6,004
Dynamic Materials Corp	676	13,371
Encore Capital Group Inc *	814	17,306
EnergySolutions Inc *	805	2,487
EnerNOC Inc *	374	4,065
EnerSys *	693	17,997
EnPro Industries Inc *	451	14,874
ESCO Technologies Inc	334	9,613
Essex Rental Corp *	184	543
Exponent Inc *	659	30,294
Federal Signal Corp *	320	1,328
Flow International Corp *	2,114	7,399
Forward Air Corp	1,462	46,857
Franklin Electric Co Inc	1,082	47,132
Fuel Tech Inc *	840	5,527
FuelCell Energy Inc *	6,111	5,329
Furmanite Corp *	1,880	11,863
GenCorp Inc *	2,111	11,231
Generac Holdings Inc *	450	12,614
Genesee & Wyoming Inc ‘A’ *	1,974	119,585
GeoEye Inc *	67	1,489
Global Power Equipment Group Inc *	388	9,215
GP Strategies Corp *	226	3,046
Graham Corp	481	10,794
H&E Equipment Services Inc *	670	8,991
Healthcare Services Group Inc	3,299	58,359
Heartland Express Inc	2,510	35,868
HEICO Corp	2,078	121,521
Heidrick & Struggles International Inc	69	1,486
Heritage-Crystal Clean Inc *	239	3,958
Herman Miller Inc	2,851	52,601
Hexcel Corp *	4,129	99,963
HNI Corp	2,226	58,099
Houston Wire & Cable Co	866	11,968
Hub Group Inc ‘A’ *	1,832	59,412
Huron Consulting Group Inc *	1,038	40,212
ICF International Inc *	336	8,326
II-VI Inc *	2,574	47,259
InnerWorkings Inc *	1,310	12,196
Insperity Inc	1,141	28,924
Insteel Industries Inc	49	539
Interface Inc ‘A’	2,624	30,281
Interline Brands Inc *	161	2,507
Intersections Inc	470	5,212
John Bean Technologies Corp	1,333	20,488
Kadant Inc *	161	3,640
Kaman Corp	729	19,916
Kforce Inc *	1,304	16,078
Knight Transportation Inc	3,041	47,561
Knoll Inc	2,379	35,328
Korn/Ferry International *	116	1,979
Lindsay Corp	626	34,361
LMI Aerospace Inc *	229	4,019
Marten Transport Ltd	104	1,871
MasTec Inc *	2,819	48,966
McGrath RentCorp	518	15,017
Meritor Inc *	3,243	17,253
Met-Pro Corp	56	506
Metalico Inc *	1,140	3,751
Mine Safety Appliances Co	1,353	44,811
Mistras Group Inc *	742	18,914
Mobile Mini Inc *	465	8,114
Moog Inc ‘A’ *	221	9,709
Mueller Industries Inc	253	9,720
Multi-Color Corp	38	978
MYR Group Inc *	953	18,240
National Presto Industries Inc	241	22,558
NL Industries Inc	311	4,034
NN Inc *	794	4,764
Odyssey Marine Exploration Inc *	1,042	2,855
Old Dominion Freight Line Inc *	2,363	95,772
Omega Flex Inc *	117	1,653
On Assignment Inc *	209	2,337
Orbital Sciences Corp *	1,241	18,032
Pacer International Inc *	184	984
Park-Ohio Holdings Corp *	421	7,511
Pendrell Corp *	4,864	12,452
PMFG Inc *	884	17,247
Portfolio Recovery Associates Inc *	851	57,460
PowerSecure International Inc *	125	619
Preformed Line Products Co	11	656
Primoris Services Corp	1,174	17,528
Quad/Graphics Inc	120	1,721
Quality Distribution Inc *	230	2,588
Raven Industries Inc	899	55,648
RBC Bearings Inc *	864	36,029
Roadrunner Transportation Systems Inc *	37	523
Rollins Inc	3,160	70,215
RPX Corp *	503	6,363
Satcon Technology Corp *	4,651	2,791
Sauer-Danfoss Inc *	581	21,038
Standard Parking Corp *	800	14,296
Standex International Corp	114	3,895
Steelcase Inc ‘A’	446	3,327
Sun Hydraulics Corp	1,004	23,524
Swift Transportation Co *	1,123	9,254
Swisher Hygiene Inc *	4,151	15,525
SYKES Enterprises Inc *	239	3,743
TAL International Group Inc	1,096	31,554
Taser International Inc *	2,762	14,141
Team Inc *	970	28,858
Teledyne Technologies Inc *	514	28,193
Tennant Co	951	36,965
Tetra Tech Inc *	622	13,429
Textainer Group Holdings Ltd (Bermuda)	576	16,773
The Advisory Board Co *	789	58,552
The Brink’s Co	2,008	53,975
The Corporate Executive Board Co	1,719	65,494
The Gorman-Rupp Co	763	20,715
The Middleby Corp *	932	87,645
Thermon Group Holdings Inc *	488	8,599
Titan International Inc	2,095	40,769
Titan Machinery Inc *	238	5,172
TMS International Corp ‘A’ *	269	2,658
TRC Cos Inc *	910	5,469
Trex Co Inc *	785	17,984
TriMas Corp *	1,279	22,958
Triumph Group Inc	214	12,508
TrueBlue Inc *	1,303	18,086
Twin Disc Inc	429	15,581
United Rentals Inc *	924	27,304
United Stationers Inc	1,372	44,672
US Ecology Inc	851	15,982
USG Corp *	2,538	25,786
Valence Technology Inc *	1,681	1,647
Viad Corp	129	2,255
Vicor Corp	1,005	8,000
Wabash National Corp *	3,428	26,876

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-42

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Watsco Inc	1,400	$91,924
Watts Water Technologies Inc ‘A’	145	4,960
Werner Enterprises Inc	317	7,640
Wesco Aircraft Holdings Inc *	412	5,764
Woodward Inc	3,062	125,328
Xerium Technologies Inc *	548	3,584
Zipcar Inc *	389	5,220

		4,570,459

Information Technology - 23.0%

3D Systems Corp *	2,086	30,038
ACI Worldwide Inc *	1,665	47,686
Actuate Corp *	1,735	10,167
ADTRAN Inc	3,222	97,176
Advanced Analogic Technologies Inc *	464	2,682
Advent Software Inc *	1,634	39,804
Aeroflex Holding Corp *	1,012	10,363
American Software Inc ‘A’	1,107	10,461
Amtech Systems Inc *	447	3,804
Anaren Inc *	95	1,579
Ancestry.com Inc *	1,577	36,208
Angie’s List Inc *	261	4,202
Anixter International Inc *	743	44,313
Applied Micro Circuits Corp *	2,694	18,104
Aruba Networks Inc *	4,251	78,729
Aspen Technology Inc *	4,215	73,130
ATMI Inc *	93	1,863
AXT Inc *	714	2,977
Badger Meter Inc	633	18,629
Bankrate Inc *	853	18,339
Blackbaud Inc	2,216	61,383
Blue Coat Systems Inc *	814	20,716
Bottomline Technologies Inc *	1,788	41,428
Brightpoint Inc *	1,456	15,667
BroadSoft Inc *	1,124	33,945
Cabot Microelectronics Corp *	263	12,427
CACI International Inc ‘A’ *	92	5,145
Calix Inc *	1,838	11,892
Callidus Software Inc *	1,453	9,328
Carbonite Inc *	258	2,864
Cardtronics Inc *	2,145	58,044
Cass Information Systems Inc	466	16,961
Cavium Inc *	2,414	68,630
Ceva Inc *	1,147	34,708
Cirrus Logic Inc *	3,305	52,384
Cognex Corp	1,686	60,342
Coherent Inc *	838	43,802
CommVault Systems Inc *	2,194	93,728
Computer Task Group Inc *	532	7,491
comScore Inc *	1,587	33,644
Concur Technologies Inc *	2,224	112,957
Constant Contact Inc *	1,467	34,049
Convio Inc *	586	6,481
Cornerstone OnDemand Inc *	558	10,178
CSG Systems International Inc *	810	11,915
Cymer Inc *	381	18,959
Daktronics Inc	346	3,311
DDi Corp	276	2,575
DealerTrack Holdings Inc *	1,766	48,141
Deltek Inc *	1,106	10,861
Demand Media Inc *	379	2,520
DemandTec Inc *	1,618	21,309
Dialogic Inc *	811	973
Dice Holdings Inc *	2,431	20,153
Digi International Inc *	213	2,377
Digimarc Corp *	314	7,501
Digital River Inc *	231	3,470
Diodes Inc *	1,758	37,445
Dot Hill Systems Corp *	725	964
DTS Inc *	870	23,699
Ebix Inc	985	21,768
Echelon Corp *	1,798	8,756
Echo Global Logistics Inc *	549	8,866
Electro Rent Corp	400	6,860
Electro Scientific Industries Inc *	117	1,694
Electronics for Imaging Inc *	163	2,323
Ellie Mae Inc *	381	2,153
eMagin Corp *	919	3,400
Entegris Inc *	2,197	19,169
Entropic Communications Inc *	4,294	21,942
Envestnet Inc *	934	11,171
EPIQ Systems Inc	101	1,214
Exar Corp *	162	1,053
ExlService Holdings Inc *	812	18,164
Extreme Networks Inc *	1,290	3,767
Fabrinet * (Cayman)	1,034	14,145
Fair Isaac Corp	1,036	37,130
FalconStor Software Inc *	1,451	3,744
FARO Technologies Inc *	812	37,352
FEI Co *	1,780	72,588
Finisar Corp *	4,467	74,800
Forrester Research Inc *	735	24,946
FriendFinder Networks Inc *	419	314
Globecomm Systems Inc *	774	10,588
Glu Mobile Inc *	2,321	7,288
GT Advanced Technologies Inc *	6,272	45,409
Guidance Software Inc *	726	4,704
Harmonic Inc *	1,178	5,937
Heartland Payment Systems Inc	1,919	46,747
Higher One Holdings Inc *	1,525	28,121
Hittite Microwave Corp *	1,562	77,132
iGate Corp *	1,544	24,287
Immersion Corp *	1,275	6,605
Imperva Inc *	201	6,997
Infinera Corp *	314	1,972
InfoSpace Inc *	229	2,517
Inphi Corp *	1,073	12,833
Integrated Device Technology Inc *	4,722	25,782
Interactive Intelligence Group *	718	16,457
InterDigital Inc	2,260	98,468
Intermolecular Inc *	277	2,377
Internap Network Services Corp *	2,281	13,549
IntraLinks Holdings Inc *	1,631	10,177
InvenSense Inc *	231	2,301
Ixia *	1,933	20,316
IXYS Corp *	764	8,274
j2 Global Inc	2,290	64,441
Jack Henry & Associates Inc	4,301	144,557
JDA Software Group Inc *	385	12,470
Kemet Corp *	137	966
Kenexa Corp *	1,314	35,084
Keynote Systems Inc	728	14,953
Kopin Corp *	1,261	4,893
KVH Industries Inc *	40	311
Lattice Semiconductor Corp *	1,771	10,520
LeCroy Corp *	832	6,997
Limelight Networks Inc *	2,872	8,501
Lionbridge Technologies Inc *	2,959	6,776
Liquidity Services Inc *	935	34,501
Littelfuse Inc	993	42,679
LivePerson Inc *	2,621	32,894
LogMeIn Inc *	1,014	39,090
LoopNet Inc *	813	14,862
Loral Space & Communications Inc *	45	2,920
LTX-Credence Corp *	1,290	6,901
Magma Design Automation Inc *	3,337	23,960
Manhattan Associates Inc *	1,017	41,168
Marchex Inc ‘B’	445	2,781
MAXIMUS Inc	1,729	71,494
MaxLinear Inc ‘A’ *	773	3,672

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-43

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Maxwell Technologies Inc *	1,401	$22,752
Measurement Specialties Inc *	750	20,970
Mentor Graphics Corp *	2,132	28,910
Meru Networks Inc *	526	2,172
Micrel Inc	2,516	25,437
Microsemi Corp *	4,304	72,092
MicroStrategy Inc ‘A’ *	398	43,111
Microvision Inc *	6,173	2,223
Mindspeed Technologies Inc *	870	3,985
MIPS Technologies Inc *	1,807	8,059
MoneyGram International Inc *	467	8,289
Monolithic Power Systems Inc *	1,161	17,496
Monotype Imaging Holdings Inc *	1,782	27,781
MoSys Inc *	1,611	6,766
Motricity Inc *	1,812	1,631
Move Inc *	1,944	12,286
MTS Systems Corp	776	31,622
Multi-Fineline Electronix Inc *	85	1,747
NCI Inc ‘A’ *	49	571
NeoPhotonics Corp *	264	1,209
NETGEAR Inc *	1,821	61,131
Netlogic Microsystems Inc *	3,405	168,786
NetScout Systems Inc *	1,858	32,701
NetSuite Inc *	1,356	54,986
Newport Corp *	572	7,785
NIC Inc	3,184	42,379
Novatel Wireless Inc *	156	488
Numerex Corp ‘A’ *	503	4,140
NVE Corp *	234	12,994
OCZ Technology Group Inc *	2,584	17,080
OmniVision Technologies Inc *	2,283	27,933
OpenTable Inc *	1,173	45,899
Openwave Systems Inc *	1,319	2,084
Oplink Communications Inc *	391	6,440
Opnet Technologies Inc	719	26,366
OSI Systems Inc *	731	35,658
Parametric Technology Corp *	5,934	108,355
PDF Solutions Inc *	1,081	7,535
Pegasystems Inc	831	24,431
Perficient Inc *	827	8,278
Pericom Semiconductor Corp *	161	1,225
Plantronics Inc	585	20,849
Plexus Corp *	1,600	43,808
Power Integrations Inc	1,437	47,651
Power-One Inc *	3,121	12,203
Powerwave Technologies Inc *	1,479	3,076
PRGX Global Inc *	947	5,635
Procera Networks Inc *	732	11,405
Progress Software Corp *	1,982	38,352
PROS Holdings Inc *	1,084	16,130
Pulse Electronics Corp	2,144	6,003
QAD Inc ‘A’ *	349	3,665
QLIK Technologies Inc *	3,508	84,894
Quepasa Corp *	321	1,066
Quest Software Inc *	863	16,052
QuinStreet Inc *	175	1,638
Rambus Inc *	4,890	36,919
RealD Inc *	2,067	16,412
RealPage Inc *	1,509	38,132
Responsys Inc *	474	4,214
RF Micro Devices Inc *	1,402	7,571
RightNow Technologies Inc *	1,229	52,515
Rofin-Sinar Technologies Inc *	677	15,469
Rogers Corp *	265	9,768
Rubicon Technology Inc *	855	8,028
S1 Corp *	393	3,761
Saba Software Inc *	1,427	11,259
Sapient Corp	5,441	68,557
ScanSource Inc *	202	7,272
SciQuest Inc *	625	8,919
SeaChange International Inc *	640	4,499
Semtech Corp *	3,252	80,715
ServiceSource International Inc *	520	8,159
ShoreTel Inc *	2,387	15,229
Silicon Graphics International Corp *	1,561	17,889
Silicon Image Inc *	3,178	14,937
SolarWinds Inc *	2,840	79,378
Sonus Networks Inc *	818	1,963
Sourcefire Inc *	1,416	45,850
SPS Commerce Inc *	411	10,665
SRS Labs Inc *	636	3,657
Stamps.com Inc *	519	13,561
STEC Inc *	1,830	15,720
Stratasys Inc *	1,052	31,991
SuccessFactors Inc *	4,158	165,779
Super Micro Computer Inc *	1,348	21,137
support.com Inc *	1,579	3,553
Synaptics Inc *	1,600	48,240
Synchronoss Technologies Inc *	1,317	39,787
Syntel Inc	766	35,826
Take-Two Interactive Software Inc *	3,663	49,634
Taleo Corp ‘A’ *	2,045	79,121
Tangoe Inc *	380	5,852
TechTarget Inc *	544	3,177
TeleCommunication Systems Inc ‘A’ *	1,018	2,392
TeleNav Inc *	754	5,889
TeleTech Holdings Inc *	1,271	20,590
The Active Network Inc *	598	8,133
The Hackett Group Inc *	973	3,639
The Ultimate Software Group Inc *	1,287	83,809
TiVo Inc *	5,933	53,219
TNS Inc *	1,273	22,558
Travelzoo Inc *	286	7,030
TriQuint Semiconductor Inc *	8,178	39,827
TTM Technologies Inc *	613	6,718
Tyler Technologies Inc *	1,482	44,623
Ultra Clean Holdings Inc *	1,101	6,727
Ultratech Inc *	1,253	30,786
Unisys Corp *	900	17,739
Universal Display Corp *	1,916	70,298
ValueClick Inc *	3,919	63,841
VASCO Data Security International Inc *	1,382	9,011
Veeco Instruments Inc *	1,418	29,494
Verint Systems Inc *	1,055	29,055
ViaSat Inc *	675	31,131
Viasystems Group Inc *	11	186
VirnetX Holding Corp *	2,028	50,639
Virtusa Corp *	737	10,672
Vocus Inc *	886	19,572
Volterra Semiconductor Corp *	1,223	31,321
Wave Systems Corp ‘A’ *	4,022	8,728
Web.com Group Inc *	1,476	16,900
Websense Inc *	1,988	37,235
Wright Express Corp *	1,924	104,435
XO Group Inc *	785	6,547
Zillow Inc *	53	1,191
Zix Corp *	3,233	9,117
Zygo Corp *	111	1,959

		6,436,505

Materials - 4.0%

A. Schulman Inc	81	1,716
AEP Industries Inc *	204	5,743
AMCOL International Corp	1,212	32,542
American Vanguard Corp	170	2,268
Balchem Corp	1,436	58,215
Calgon Carbon Corp *	2,238	35,159
Chemtura Corp *	2,939	33,328
Coeur d’Alene Mines Corp *	301	7,266
Deltic Timber Corp	537	32,429

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-44

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Eagle Materials Inc	1,793	$46,008
Flotek Industries Inc *	2,500	24,900
FutureFuel Corp	342	4,248
General Moly Inc *	3,433	10,608
Globe Specialty Metals Inc	3,126	41,857
Gold Resource Corp	1,417	30,111
Golden Minerals Co *	1,256	7,297
Graphic Packaging Holding Co *	6,949	29,603
H.B. Fuller Co	170	3,929
Handy & Harman Ltd *	49	485
Hawkins Inc	439	16,182
Haynes International Inc	474	25,880
Hecla Mining Co	13,925	72,828
Horsehead Holding Corp *	132	1,189
Innophos Holdings Inc	1,080	52,445
Innospec Inc *	1,053	29,558
Kaiser Aluminum Corp	357	16,379
KMG Chemicals Inc	328	5,665
Koppers Holdings Inc	1,024	35,185
Kraton Performance Polymers Inc *	1,390	28,217
LSB Industries Inc *	919	25,760
Materion Corp *	80	1,942
Metals USA Holdings Corp *	596	6,705
Midway Gold Corp * (Canada)	4,199	8,860
Myers Industries Inc	104	1,283
Neenah Paper Inc	382	8,526
NewMarket Corp	449	88,951
Noranda Aluminium Holding Corp	1,158	9,554
Olin Corp	2,393	47,023
OMNOVA Solutions Inc *	2,274	10,483
Paramount Gold and Silver Corp *	5,735	12,273
PolyOne Corp	3,366	38,877
Quaker Chemical Corp	487	18,939
Revett Minerals Inc * (Canada)	677	3,195
RTI International Metals Inc *	200	4,642
Senomyx Inc *	1,977	6,880
Stillwater Mining Co *	5,738	60,020
SunCoke Energy Inc *	337	3,774
TPC Group Inc *	417	9,729
United States Lime & Minerals Inc *	28	1,683
US Gold Corp *	5,332	17,916
Vista Gold Corp * (Canada)	545	1,673
Worthington Industries Inc	1,788	29,287
Zep Inc	1,105	15,448

		1,124,663

Telecommunication Services - 1.0%

8x8 Inc *	3,029	9,602
AboveNet Inc *	1,154	75,022
Alaska Communications Systems Group Inc	411	1,237
Atlantic Tele-Network Inc	112	4,374
Boingo Wireless Inc *	184	1,582
Cbeyond Inc *	1,425	11,414
Cincinnati Bell Inc *	2,809	8,511
Cogent Communications Group Inc *	2,288	38,644
Consolidated Communications Holdings Inc	1,053	20,060
Fairpoint Communications Inc *	117	507
General Communication Inc ‘A’ *	2,079	20,353
Hickory Tech Corp	677	7,501
IDT Corp ‘B’	663	6,219
inContact Inc *	1,371	6,074
Iridium Communications Inc *	237	1,827
Leap Wireless International Inc *	593	5,509
Lumos Networks Corp	734	11,260
nTelos Holdings Corp	739	15,061
Shenandoah Telecommunications Co	1,204	12,618
SureWest Communications	45	541
Towerstream Corp *	2,206	4,633
Vonage Holdings Corp *	3,061	7,499

		270,048

Utilities - 0.1%

Atlantic Power Corp * (Canada)	440	6,292
Genie Energy Ltd ‘B’	653	5,178
Otter Tail Corp	106	2,334
Pennichuck Corp	126	3,632
South Jersey Industries Inc	265	15,055

		32,491

Total Common Stocks
(Cost $25,583,569)		27,580,715

EXCHANGE-TRADED FUND - 0.4%

iShares Russell 2000 Growth Index Fund	1,492	125,671

Total Exchange-Traded Fund
(Cost $126,592)		125,671

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $242,405; collateralized by Fannie Mae: 1.070% due 09/21/15 and value $250,625)	$242,405	242,405

Total Short-Term Investment
(Cost $242,405)		242,405

TOTAL INVESTMENTS - 99.8%
(Cost $25,952,566)		27,948,791

OTHER ASSETS & LIABILITIES, NET - 0.2%		48,850

NET ASSETS - 100.0%		$27,997,641

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	23.0%
Health Care	19.7%
Industrials	16.3%
Consumer Discretionary	14.2%
Energy	8.6%
Financials	7.4%
Consumer Staples	4.2%
Materials	4.0%
Telecommunication Services	1.0%
Short-Term Investment	0.9%
Exchange-Traded Fund	0.4%
Utilities	0.1%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-45

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(c)	As of December 31, 2011, $33,600 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2011 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Depreciation
Russell 2000 Mini (03/12)	4	$297,311	($1,791)

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$27,580,715	$27,580,715	$-	$-
	Exchange-Traded Fund	125,671	125,671	-	-
	Short-Term Investment	242,405	-	242,405	-

	Total Assets	27,948,791	27,706,386	242,405	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(1,791)	(1,791)	-	-

	Total Liabilities	(1,791)	(1,791)	-	-

	Total	$27,947,000	$27,704,595	$242,405	$-

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

Common
Stocks
Value, Beginning of Year	$1,924
Purchases	-
Sales	(1,578)
Net Realized Losses	(2,739)
Change in Net Unrealized Appreciation	2,393
Transfers In	-
Transfers Out	-

Value, End of Year	$-

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-46

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value

COMMON STOCKS - 96.7%

Consumer Discretionary - 11.3%

1-800-FLOWERS.COM Inc ‘A’ *	1,525	$3,355
99 Cents Only Stores *	2,481	54,458
AH Belo Corp ‘A’	1,126	5,349
Ambassadors Group Inc	851	3,838
America’s Car-Mart Inc *	250	9,795
American Axle & Manufacturing Holdings Inc *	3,149	31,144
American Greetings Corp ‘A’	2,268	28,373
Archipelago Learning Inc *	306	2,959
Arctic Cat Inc *	733	16,529
Asbury Automotive Group Inc *	1,738	37,471
Ascent Capital Group Inc ‘A’ *	855	43,366
Barnes & Noble Inc *	1,743	25,239
Beazer Homes USA Inc *	4,682	11,611
bebe Stores Inc	2,276	18,959
Belo Corp ‘A’	3,932	24,772
Benihana Inc *	844	8,634
Big 5 Sporting Goods Corp	1,344	14,031
Biglari Holdings Inc *	65	23,936
Black Diamond Inc *	787	5,879
Blyth Inc	315	17,892
Bob Evans Farms Inc	1,815	60,875
Boyd Gaming Corp *	3,302	24,633
Brown Shoe Co Inc	2,535	22,561
Build-A-Bear Workshop Inc *	876	7,411
Cabela’s Inc *	2,593	65,914
Callaway Golf Co	3,891	21,517
Cambium Learning Group Inc *	879	2,655
Caribou Coffee Co Inc *	425	5,929
Carter’s Inc *	391	15,566
Casual Male Retail Group Inc *	2,498	8,543
Cavco Industries Inc *	410	16,425
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	2,222	14,487
Charming Shoppes Inc *	6,946	34,035
Cherokee Inc	58	677
Christopher & Banks Corp	2,127	4,977
Churchill Downs Inc	556	28,984
Cinemark Holdings Inc	511	9,448
Citi Trends Inc *	922	8,095
Coldwater Creek Inc *	4,276	5,046
Collective Brands Inc *	3,684	52,939
Columbia Sportswear Co	229	10,660
Conn’s Inc *	779	8,647
Core-Mark Holding Co Inc	583	23,087
Corinthian Colleges Inc *	4,630	10,047
Cost Plus Inc *	421	4,105
Cracker Barrel Old Country Store Inc	75	3,781
Crown Media Holdings Inc ‘A’ *	1,905	2,305
CSS Industries Inc	487	9,701
Cumulus Media Inc ‘A’ *	1,680	5,611
Dana Holding Corp *	532	6,464
Delta Apparel Inc *	388	7,407
Denny’s Corp *	1,670	6,279
Dial Global Inc *	375	1,196
Digital Generation Inc *	386	4,601
Domino’s Pizza Inc *	2,157	73,230
Drew Industries Inc *	715	17,539
Eastman Kodak Co *	12,779	8,300
Einstein Noah Restaurant Group Inc	40	633
Entercom Communications Corp ‘A’ *	1,452	8,930
Entravision Communications Corp ‘A’	1,369	2,136
Ethan Allen Interiors Inc	947	22,453
Exide Technologies *	3,510	9,231
Fisher Communications Inc *	525	15,136
Francesca’s Holdings Corp *	405	7,007
Fred’s Inc ‘A’	2,211	32,236
Fuel Systems Solutions Inc *	1,015	16,737
Furniture Brands International Inc *	2,622	3,225
Gaylord Entertainment Co *	2,130	51,418
Genesco Inc *	1,274	78,657
Global Sources Ltd * (Bermuda)	73	354
Gray Television Inc *	2,979	4,826
Group 1 Automotive Inc	1,360	70,448
Harte-Hanks Inc	2,670	24,270
Haverty Furniture Cos Inc	1,134	12,451
Helen of Troy Ltd * (Bermuda)	1,846	56,672
hhgregg Inc *	948	13,699
Hot Topic Inc	2,528	16,710
Hovnanian Enterprises Inc ‘A’ *	3,665	5,314
Iconix Brand Group Inc *	4,357	70,976
International Speedway Corp ‘A’	1,771	44,895
Isle of Capri Casinos Inc *	1,227	5,730
Jack in the Box Inc *	2,484	51,916
JAKKS Pacific Inc	1,627	22,957
Johnson Outdoors Inc ‘A’ *	284	4,359
Journal Communications Inc ‘A’ *	2,634	11,590
K-Swiss Inc ‘A’ *	1,648	4,812
KB Home	4,607	30,959
Kenneth Cole Productions Inc ‘A’ *	307	3,251
Kirkland’s Inc *	1,022	13,593
Knology Inc *	136	1,931
La-Z-Boy Inc *	3,097	36,854
LeapFrog Enterprises Inc *	2,528	14,132
Life Time Fitness Inc *	237	11,080
Lifetime Brands Inc	557	6,762
LIN TV Corp ‘A’ *	1,600	6,768
Lincoln Educational Services Corp	1,371	10,831
Lithia Motors Inc ‘A’	1,317	28,790
Live Nation Entertainment Inc *	8,435	70,095
Liz Claiborne Inc *	5,367	46,317
Luby’s Inc *	1,139	5,137
M.D.C. Holdings Inc	2,248	39,632
M/I Homes Inc *	1,109	10,646
Mac-Gray Corp	709	9,777
Marcus Corp	1,232	15,536
Marine Products Corp *	332	1,647
MarineMax Inc *	1,409	9,187
Martha Stewart Living Omnimedia Inc ‘A’	1,648	7,251
Matthews International Corp ‘A’	1,088	34,196
Mattress Firm Holding Corp *	227	5,264
McCormick & Schmick’s Seafood Restaurants Inc *	808	7,062
Meredith Corp	2,175	71,014
Meritage Homes Corp *	1,669	38,704
Modine Manufacturing Co *	2,800	26,488
Monarch Casino & Resort Inc *	546	5,564
Morgans Hotel Group Co *	843	4,974
Motorcar Parts of America Inc *	701	5,258
Movado Group Inc	1,040	18,897
Multimedia Games Holding Co Inc *	1,645	13,061
New York & Co Inc *	1,581	4,205
Nexstar Broadcasting Group Inc ‘A’ *	543	4,257
O’Charleys Inc *	1,063	5,836
Office Depot Inc *	16,600	35,690
OfficeMax Inc *	5,176	23,499
Orbitz Worldwide Inc *	1,230	4,625
Orient-Express Hotels Ltd ‘A’ * (Bermuda)	5,705	42,616
Outdoor Channel Holdings Inc	862	6,431
P.F. Chang’s China Bistro Inc	102	3,153
Pacific Sunwear of California Inc *	2,858	4,887
Penske Automotive Group Inc	2,670	51,397
Perry Ellis International Inc *	691	9,826
Pier 1 Imports Inc *	4,017	55,957
Pinnacle Entertainment Inc *	3,472	35,276
Quiksilver Inc *	7,803	28,169
Red Lion Hotels Corp *	882	6,112

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-47

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Red Robin Gourmet Burgers Inc *	80	$2,216
Regis Corp	3,454	57,164
Rent-A-Center Inc	3,518	130,166
RG Barry Corp	437	5,279
Ruby Tuesday Inc *	3,921	27,055
Ruth’s Hospitality Group Inc *	1,713	8,514
Saga Communications Inc ‘A’ *	210	7,850
Saks Inc *	6,908	67,353
Scholastic Corp	1,586	47,532
School Specialty Inc *	951	2,378
Scientific Games Corp ‘A’ *	1,685	16,344
Sealy Corp *	2,875	4,945
Select Comfort Corp *	433	9,392
Shiloh Industries Inc *	293	2,455
Shoe Carnival Inc *	546	14,032
Shuffle Master Inc *	638	7,477
Sinclair Broadcast Group Inc ‘A’	2,798	31,701
Skechers U.S.A. Inc ‘A’ *	2,242	27,173
Skullcandy Inc *	373	4,670
Skyline Corp	449	1,953
Smith & Wesson Holding Corp *	2,380	10,377
Sonic Automotive Inc ‘A’	2,405	35,618
Spartan Motors Inc	2,044	9,832
Speedway Motorsports Inc	699	10,716
Stage Stores Inc	1,870	25,974
Standard Motor Products Inc	1,184	23,739
Standard Pacific Corp *	6,441	20,482
Stein Mart Inc *	1,681	11,448
Steinway Musical Instruments Inc *	385	9,640
Stewart Enterprises Inc ‘A’	4,747	27,343
Summer Infant Inc *	790	5,562
Superior Industries International Inc	1,414	23,388
Systemax Inc *	620	10,174
Teavana Holdings Inc *	289	5,427
Texas Roadhouse Inc	256	3,814
The Bon-Ton Stores Inc	729	2,457
The Children’s Place Retail Stores Inc *	1,561	82,920
The EW Scripps Co ‘A’ *	1,875	15,019
The Finish Line Inc ‘A’	2,157	41,598
The Jones Group Inc	4,840	51,062
The McClatchy Co ‘A’ *	3,408	8,145
The Men’s Wearhouse Inc	2,557	82,872
The New York Times Co ‘A’ *	8,206	63,432
The Pep Boys-Manny Moe & Jack	3,146	34,606
The Ryland Group Inc	2,655	41,843
The Talbots Inc *	4,253	11,313
The Warnaco Group Inc *	382	19,115
The Wet Seal Inc ‘A’ *	5,463	17,809
Town Sports International Holdings Inc *	730	5,366
Tuesday Morning Corp *	2,655	9,160
Unifi Inc *	813	6,179
Universal Electronics Inc *	566	9,548
Vail Resorts Inc	448	18,977
Valuevision Media Inc ‘A’ *	507	953
VOXX International Corp *	1,058	8,940
West Marine Inc *	899	10,455
Weyco Group Inc	428	10,507
World Wrestling Entertainment Inc ‘A’	173	1,612
Zale Corp *	1,930	7,353

		3,874,063

Consumer Staples - 3.0%

Alico Inc	139	2,692
Alliance One International Inc *	5,207	14,163
Arden Group Inc ‘A’	30	2,700
B&G Foods Inc	1,224	29,462
Cal-Maine Foods Inc	797	29,146
Central European Distribution Corp *	4,355	19,053
Central Garden & Pet Co ‘A’ *	2,505	20,842
Chiquita Brands International Inc *	2,720	22,685
Craft Brewers Alliance Inc *	382	2,300
Dole Food Co Inc *	1,753	15,163
Elizabeth Arden Inc *	268	9,927
Farmer Bros. Co	414	3,163
Fresh Del Monte Produce Inc (Cayman)	2,183	54,597
Griffin Land & Nurseries Inc	152	4,022
Harbinger Group Inc *	508	2,037
Heckmann Corp *	3,035	20,183
Imperial Sugar Co	756	2,699
Ingles Markets Inc ‘A’	746	11,235
MGP Ingredients Inc	734	3,699
Nash Finch Co	722	21,140
Nutraceutical International Corp *	521	5,898
Oil-Dri Corp of America	247	4,999
Omega Protein Corp *	1,033	7,365
Pilgrim’s Pride Corp *	3,064	17,649
Prestige Brands Holdings Inc *	2,999	33,799
Primo Water Corp *	259	787
Revlon Inc ‘A’ *	670	9,963
Rite Aid Corp *	32,531	40,989
Ruddick Corp	1,358	57,905
Sanderson Farms Inc	1,324	66,372
Schiff Nutrition International Inc *	504	5,393
Seneca Foods Corp ‘A’ *	553	14,278
Smart Balance Inc *	1,879	10,071
Snyder’s-Lance Inc	2,826	63,585
Spartan Stores Inc	1,349	24,957
Spectrum Brands Holdings Inc *	203	5,562
Star Scientific Inc *	740	1,613
Susser Holdings Corp *	557	12,599
The Andersons Inc	1,111	48,506
The Chefs’ Warehouse Inc *	276	4,929
The Hain Celestial Group Inc *	1,615	59,206
The Pantry Inc *	1,293	15,477
Tootsie Roll Industries Inc	116	2,746
TreeHouse Foods Inc *	873	57,077
Universal Corp	1,386	63,701
Vector Group Ltd	898	15,949
Village Super Market Inc ‘A’	373	10,612
Weis Markets Inc	664	26,520
Winn-Dixie Stores Inc *	3,376	31,667

		1,011,082

Energy - 4.5%

Alon USA Energy Inc	178	1,550
Approach Resources Inc *	436	12,823
Bill Barrett Corp *	2,606	88,786
BPZ Resources Inc *	4,682	13,297
Bristow Group Inc	2,170	102,836
C&J Energy Services Inc *	341	7,137
Cal Dive International Inc *	2,290	5,153
CAMAC Energy Inc *	3,324	3,357
Cloud Peak Energy Inc *	2,891	55,854
Comstock Resources Inc *	2,843	43,498
Crimson Exploration Inc *	1,313	3,755
Crosstex Energy Inc	267	3,375
Dawson Geophysical Co *	346	13,677
Delek US Holdings Inc	861	9,824
DHT Holdings Inc	3,799	2,811
Endeavour International Corp *	2,236	19,431
Energy Partners Ltd *	1,743	25,448
Exterran Holdings Inc *	3,811	34,680
Frontline Ltd (Bermuda)	3,126	13,411
Gastar Exploration Ltd * (Canada)	3,508	11,155
GeoResources Inc *	736	21,572
GMX Resources Inc *	2,500	3,125
Green Plains Renewable Energy Inc *	1,104	10,775
Gulf Island Fabrication Inc	737	21,528
Gulfmark Offshore Inc ‘A’ *	1,166	48,984
Harvest Natural Resources Inc *	2,055	15,166

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-48

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Helix Energy Solutions Group Inc *	6,341	$100,188
Hercules Offshore Inc *	6,872	30,512
Hornbeck Offshore Services Inc *	1,846	57,263
James River Coal Co *	2,148	14,864
Key Energy Services Inc *	784	12,129
KiOR Inc ‘A’ *	286	2,911
Knightsbridge Tankers Ltd (Bermuda)	1,331	18,195
L&L Energy Inc *	1,376	3,564
Matrix Service Co *	1,351	12,753
Miller Energy Resources Inc *	1,910	5,329
Mitcham Industries Inc *	326	7,120
Natural Gas Services Group Inc *	710	10,267
Newpark Resources Inc *	5,027	47,757
Nordic American Tankers Ltd (Bermuda)	2,837	34,016
Overseas Shipholding Group Inc	1,622	17,728
Parker Drilling Co *	6,966	49,946
Patriot Coal Corp *	374	3,168
Penn Virginia Corp	2,763	14,616
Petroleum Development Corp *	1,403	49,259
PetroQuest Energy Inc *	2,593	17,114
PHI Inc *	774	19,234
Pioneer Drilling Co *	795	7,696
REX American Resources Corp *	374	8,269
Rex Energy Corp *	303	4,472
Scorpio Tankers Inc *	1,747	8,543
SemGroup Corp ‘A’ *	2,478	64,577
Ship Finance International Ltd (Bermuda)	2,736	25,554
Solazyme Inc *	160	1,904
Swift Energy Co *	2,534	75,311
Teekay Tankers Ltd ‘A’	2,606	9,173
Tesco Corp * (Canada)	332	4,196
TETRA Technologies Inc *	4,092	38,219
Triangle Petroleum Corp *	1,351	8,065
Union Drilling Inc *	923	5,760
Ur-Energy Inc * (Canada)	1,256	1,079
USEC Inc *	6,151	7,012
Vaalco Energy Inc *	2,722	16,441
Vantage Drilling Co * (Cayman)	10,519	12,202
Venoco Inc *	1,390	9,410
Voyager Oil & Gas Inc *	761	1,956
Warren Resources Inc *	3,659	11,928
Western Refining Inc *	216	2,871
Westmoreland Coal Co *	419	5,342
Willbros Group Inc *	1,889	6,933
World Fuel Services Corp	1,827	76,697

		1,534,551

Financials - 35.6%

1st Source Corp	931	23,582
1st United Bancorp Inc *	1,647	9,141
Acadia Realty Trust REIT	2,022	40,723
Advance America Cash Advance Centers Inc	2,952	26,420
AG Mortgage Investment Trust Inc	338	6,804
Agree Realty Corp REIT	584	14,238
Alliance Financial Corp	288	8,893
Alterra Capital Holdings Ltd (Bermuda)	5,455	128,902
American Assets Trust Inc REIT	100	2,051
American Campus Communities Inc REIT	2,272	95,333
American Capital Mortgage Investment Corp	424	7,980
American Equity Investment Life Holding Co	3,564	37,066
American Safety Insurance Holdings Ltd * (Bermuda)	630	13,703
Ameris Bancorp *	1,408	14,474
AMERISAFE Inc *	1,112	25,854
Ames National Corp	510	9,945
AmTrust Financial Services Inc	1,278	30,352
Anworth Mortgage Asset Corp REIT	8,073	50,698
Apollo Commercial Real Estate Finance Inc REIT	1,199	15,743
Apollo Investment Corp	11,766	75,773
Apollo Residential Mortgage Inc	266	4,059
Argo Group International Holdings Ltd (Bermuda)	1,660	48,074
Arlington Asset Investment Corp ‘A’	403	8,596
ARMOUR Residential REIT Inc	5,542	39,071
Arrow Financial Corp	576	13,501
Artio Global Investors Inc	169	825
Ashford Hospitality Trust Inc REIT	3,122	24,976
Associated Estates Realty Corp REIT	2,346	37,419
Astoria Financial Corp	5,240	44,488
Avatar Holdings Inc *	551	3,956
Baldwin & Lyons Inc ‘B’	526	11,467
BancFirst Corp	409	15,354
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	1,676	26,900
Bancorp Rhode Island Inc	218	8,655
BancorpSouth Inc	5,044	55,585
Bank Mutual Corp	2,809	8,933
Bank of Kentucky Financial Corp	353	7,078
Bank of Marin Bancorp	325	12,217
Bank of the Ozarks Inc	1,454	43,082
BankFinancial Corp	1,287	7,104
Banner Corp	983	16,858
BBCN Bancorp Inc *	4,445	42,005
Beneficial Mutual Bancorp Inc *	1,979	16,544
Berkshire Hills Bancorp Inc	1,258	27,915
BioMed Realty Trust Inc REIT	9,224	166,770
BlackRock Kelso Capital Corp	3,430	27,989
BofI Holding Inc *	537	8,726
Boston Private Financial Holdings Inc	4,654	36,953
Bridge Bancorp Inc	272	5,413
Bridge Capital Holdings *	569	5,918
Brookline Bancorp Inc	3,541	29,886
Bryn Mawr Bank Corp	491	9,570
Calamos Asset Management Inc ‘A’	1,157	14,474
California First National Bancorp	134	2,155
Camden National Corp	468	15,257
Campus Crest Communities Inc REIT	1,846	18,571
Cape Bancorp Inc *	704	5,526
Capital Bank Corp *	829	1,666
Capital City Bank Group Inc	711	6,790
Capital Southwest Corp	177	14,434
CapLease Inc REIT	4,068	16,435
Capstead Mortgage Corp REIT	5,080	63,195
Cardinal Financial Corp	1,749	18,784
Cascade Bancorp *	434	1,901
Cash America International Inc	1,186	55,303
Cathay General Bancorp	4,717	70,425
CBL & Associates Properties Inc REIT	6,119	96,068
Cedar Realty Trust Inc REIT	3,412	14,706
Center Bancorp Inc	748	7,308
Centerstate Banks Inc	1,830	12,115
Central Pacific Financial Corp *	945	12,209
Century Bancorp Inc ‘A’	207	5,846
Charter Financial Corp	429	3,973
Chatham Lodging Trust REIT	841	9,066
Chemical Financial Corp	1,668	35,562
Chesapeake Lodging Trust REIT	1,925	29,760
CIFC Corp *	743	4,012
Citizens & Northern Corp	731	13,502
Citizens Inc *	2,275	22,045
City Holding Co	931	31,552
Clifton Savings Bancorp Inc	455	4,222
CNB Financial Corp	760	11,993
CNO Financial Group Inc *	13,277	83,778
CoBiz Financial Inc	1,959	11,303
Cogdell Spencer Inc REIT	1,934	8,220
Cohen & Steers Inc	191	5,520
Colonial Properties Trust REIT	5,006	104,425
Colony Financial Inc REIT	1,956	30,729

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-49

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Columbia Banking System Inc	2,384	$45,940
Community Bank System Inc	2,208	61,382
Community Trust Bancorp Inc	837	24,625
Compass Diversified Holdings	2,443	30,269
Consolidated-Tomoka Land Co	252	6,822
Coresite Realty Corp REIT	1,187	21,152
Cousins Properties Inc REIT	5,501	35,261
Cowen Group Inc ‘A’ *	3,942	10,210
CreXus Investment Corp REIT	3,433	35,635
CubeSmart REIT	7,340	78,098
CVB Financial Corp	5,397	54,132
CYS Investments Inc REIT	4,946	64,990
DCT Industrial Trust Inc REIT	14,727	75,402
Delphi Financial Group Inc ‘A’	2,899	128,426
DiamondRock Hospitality Co REIT	10,035	96,737
Dime Community Bancshares Inc	1,862	23,461
Donegal Group Inc ‘A’	503	7,122
Doral Financial Corp *	7,333	7,010
DuPont Fabros Technology Inc REIT	2,182	52,848
Dynex Capital Inc REIT	2,385	21,775
Eagle Bancorp Inc *	1,010	14,685
EastGroup Properties Inc REIT	879	38,219
Edelman Financial Group Inc	1,264	8,304
Education Realty Trust Inc REIT	5,499	56,255
eHealth Inc *	1,233	18,125
EMC Insurance Group Inc	285	5,862
Employers Holdings Inc	1,127	20,387
Encore Bancshares Inc *	517	6,990
Enstar Group Ltd * (Bermuda)	413	40,557
Enterprise Bancorp Inc	346	4,948
Enterprise Financial Services Corp	814	12,047
Entertainment Properties Trust REIT	2,796	122,213
Equity Lifestyle Properties Inc REIT	584	38,947
Equity One Inc REIT	3,233	54,896
ESB Financial Corp	762	10,721
ESSA Bancorp Inc	661	6,921
Excel Trust Inc REIT	1,813	21,756
Extra Space Storage Inc REIT	3,445	83,472
F.N.B. Corp	7,635	86,352
FBL Financial Group Inc ‘A’	778	26,468
FBR & Co *	2,660	5,453
Federal Agricultural Mortgage Corp ‘C’	602	10,848
FelCor Lodging Trust Inc REIT *	3,843	11,721
Fidus Investment Corp	261	3,385
Fifth Street Finance Corp	4,343	41,563
Financial Institutions Inc	831	13,412
First American Financial Corp	6,322	80,100
First Bancorp NC	902	10,057
First Busey Corp	4,693	23,465
First Commonwealth Financial Corp	6,325	33,269
First Community Bancshares Inc	963	12,018
First Connecticut Bancorp Inc	1,070	13,921
First Defiance Financial Corp	596	8,696
First Financial Bancorp	3,516	58,506
First Financial Bankshares Inc	1,042	34,834
First Financial Corp	668	22,231
First Financial Holdings Inc	987	8,814
First Industrial Realty Trust Inc REIT *	5,177	52,961
First Interstate Bancsystem Inc	933	12,157
First Merchants Corp	1,521	12,883
First Midwest Bancorp Inc	4,501	45,595
First Pactrust Bancorp Inc	607	6,222
First Potomac Realty Trust REIT	2,990	39,019
FirstMerit Corp	6,565	99,328
Flagstar Bancorp Inc *	11,487	5,801
Flagstone Reinsurance Holdings SA (Luxembourg)	2,998	24,853
Flushing Financial Corp	1,882	23,770
Forestar Group Inc *	2,121	32,091
Fortegra Financial Corp *	377	2,518
Fox Chase Bancorp Inc	816	10,306
Franklin Financial Corp *	803	9,508
Franklin Street Properties Corp REIT	4,251	42,297
FXCM Inc ‘A’	1,056	10,296
Gain Capital Holdings Inc	494	3,310
GAMCO Investors Inc ‘A’	156	6,784
German American Bancorp Inc	772	14,043
Getty Realty Corp REIT	873	12,178
GFI Group Inc	4,225	17,407
Glacier Bancorp Inc	4,348	52,306
Gladstone Capital Corp	1,262	9,629
Gladstone Commercial Corp REIT	386	6,774
Gladstone Investment Corp	1,358	9,873
Gleacher & Co Inc *	4,379	7,357
Glimcher Realty Trust REIT	855	7,866
Global Indemnity PLC * (Ireland)	819	16,241
Golub Capital BDC Inc	619	9,595
Government Properties Income Trust REIT	2,122	47,851
Great Southern Bancorp Inc	622	14,673
Greenlight Capital Re Ltd ‘A’ * (Cayman)	1,306	30,913
Hallmark Financial Services Inc *	444	3,104
Hancock Holding Co	4,586	146,614
Hanmi Financial Corp *	1,875	13,876
Harleysville Group Inc	736	41,636
Harris & Harris Group Inc *	1,878	6,498
Hatteras Financial Corp REIT	4,495	118,533
Healthcare Realty Trust Inc REIT	4,675	86,908
Heartland Financial USA Inc	806	12,364
Hercules Technology Growth Capital Inc	2,661	25,120
Heritage Commerce Corp *	1,231	5,835
Heritage Financial Corp	955	11,995
Hersha Hospitality Trust REIT	8,440	41,187
Highwoods Properties Inc REIT	897	26,614
Hilltop Holdings Inc *	2,417	20,424
Home BancShares Inc	1,356	35,134
Home Federal Bancorp Inc	1,026	10,670
Horace Mann Educators Corp	2,416	33,123
Hudson Pacific Properties Inc REIT	1,315	18,620
Hudson Valley Holding Corp	947	20,095
IBERIABANK Corp	1,777	87,606
ICG Group Inc *	2,082	16,073
Imperial Holdings Inc *	206	387
Independence Holding Co	433	3,520
Independent Bank Corp	1,295	35,341
Infinity Property & Casualty Corp	750	42,555
Inland Real Estate Corp REIT	4,647	35,364
International Bancshares Corp	3,180	58,305
INTL FCStone Inc *	798	18,809
Invesco Mortgage Capital Inc REIT	6,941	97,521
Investment Technology Group Inc *	2,491	26,928
Investors Bancorp Inc *	2,375	32,015
Investors Real Estate Trust REIT	3,906	28,494
iStar Financial Inc REIT *	4,894	25,889
JMP Group Inc	886	6,335
Kansas City Life Insurance Co	249	8,172
KBW Inc	1,985	30,132
Kearny Financial Corp	826	7,847
Kennedy-Wilson Holdings Inc	1,591	16,833
Kilroy Realty Corp REIT	1,784	67,917
Kite Realty Group Trust REIT	3,339	15,059
Knight Capital Group Inc ‘A’ *	6,019	71,145
Kohlberg Capital Corp	1,134	7,156
Lakeland Bancorp Inc	1,311	11,301
Lakeland Financial Corp	970	25,094
LaSalle Hotel Properties REIT	5,100	123,471
Lexington Realty Trust REIT	7,180	53,778
LTC Properties Inc REIT	1,493	46,074
Maiden Holdings Ltd (Bermuda)	3,059	26,797
Main Street Capital Corp	1,375	29,205
MainSource Financial Group Inc	1,180	10,419

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-50

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Manning & Napier Inc *	579	$7,232
Marlin Business Services Corp	506	6,426
MB Financial Inc	3,265	55,831
MCG Capital Corp	4,716	18,817
Meadowbrook Insurance Group Inc	3,220	34,390
Medallion Financial Corp	922	10,492
Medical Properties Trust Inc REIT	6,704	66,168
Medley Capital Corp	660	6,864
Merchants Bancshares Inc	302	8,818
Meridian Interstate Bancorp Inc *	513	6,387
Metro Bancorp Inc *	835	6,997
MFA Financial Inc REIT	21,414	143,902
MGIC Investment Corp *	11,245	41,944
Midsouth Bancorp Inc	464	6,037
Mission West Properties Inc REIT	1,025	9,246
Monmouth Real Estate Investment Corp ‘A’ REIT	2,311	21,146
Montpelier Re Holdings Ltd (Bermuda)	3,766	66,846
MPG Office Trust Inc REIT *	2,981	5,932
MVC Capital Inc	1,459	16,910
National Bankshares Inc	429	11,978
National Financial Partners Corp *	2,482	33,557
National Health Investors Inc REIT	822	36,152
National Interstate Corp	433	10,682
National Penn Bancshares Inc	7,423	62,650
National Retail Properties Inc REIT	6,270	165,403
National Western Life Insurance Co ‘A’	130	17,701
NBT Bancorp Inc	2,090	46,252
Nelnet Inc ‘A’	1,569	38,393
New Mountain Finance Corp	451	6,048
Newcastle Investment Corp REIT	385	1,790
NewStar Financial Inc *	1,662	16,903
NGP Capital Resources Co	1,349	9,699
Nicholas Financial Inc (Canada)	624	8,000
Northfield Bancorp Inc	1,017	14,401
NorthStar Realty Finance Corp REIT	5,709	27,232
Northwest Bancshares Inc	5,866	72,973
OceanFirst Financial Corp	905	11,828
Ocwen Financial Corp *	5,779	83,680
Old National Bancorp	5,697	66,370
Omega Healthcare Investors Inc REIT	343	6,637
OmniAmerican Bancorp Inc *	697	10,943
One Liberty Properties Inc REIT	654	10,791
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	1,348	20,746
Oppenheimer Holdings Inc ‘A’	632	10,175
Oriental Financial Group Inc	2,746	33,254
Oritani Financial Corp	2,752	35,143
Orrstown Financial Services Inc	455	3,754
Pacific Capital Bancorp NA *	251	7,088
Pacific Continental Corp	1,115	9,868
PacWest Bancorp	1,811	34,318
Park National Corp	782	50,877
Park Sterling Corp *	1,883	7,683
Parkway Properties Inc REIT	1,306	12,877
Pebblebrook Hotel Trust REIT	3,045	58,403
PennantPark Investment Corp	2,758	27,828
Penns Woods Bancorp Inc	237	9,191
Pennsylvania REIT	3,332	34,786
PennyMac Mortgage Investment Trust REIT	1,589	26,409
Peoples Bancorp Inc	633	9,375
PHH Corp *	3,375	36,112
PICO Holdings Inc *	1,366	28,112
Pinnacle Financial Partners Inc *	2,064	33,334
Piper Jaffray Cos *	956	19,311
Platinum Underwriters Holdings Ltd (Bermuda)	2,247	76,645
Post Properties Inc REIT	2,988	130,635
Potlatch Corp REIT	1,128	35,092
Presidential Life Corp	1,303	13,017
Primerica Inc	2,039	47,386
PrivateBancorp Inc	3,620	39,748
ProAssurance Corp	1,839	146,789
Prospect Capital Corp	6,544	60,794
Prosperity Bancshares Inc	2,819	113,747
Provident Financial Services Inc	3,634	48,659
Provident New York Bancorp	2,286	15,179
PS Business Parks Inc REIT	898	49,776
Radian Group Inc	8,090	18,931
RAIT Financial Trust REIT	2,392	11,362
Ramco-Gershenson Properties Trust REIT	2,331	22,914
Redwood Trust Inc REIT	4,699	47,836
Renasant Corp	1,529	22,935
Republic Bancorp Inc ‘A’	603	13,809
Resource Capital Corp REIT	4,640	26,030
Retail Opportunity Investments Corp REIT	2,949	34,916
RLI Corp	1,108	80,729
RLJ Lodging Trust REIT	1,656	27,870
Rockville Financial Inc	1,791	18,555
Roma Financial Corp	477	4,694
S&T Bancorp Inc	1,706	33,352
S.Y. Bancorp Inc	617	12,667
Sabra Healthcare REIT Inc	1,621	19,598
Safeguard Scientifics Inc *	1,248	19,706
Safety Insurance Group Inc	773	31,291
Sandy Spring Bancorp Inc	1,450	25,447
SCBT Financial Corp	852	24,717
SeaBright Holdings Inc	1,198	9,165
Seacoast Banking Corp of Florida *	4,412	6,706
Selective Insurance Group Inc	3,255	57,711
Sierra Bancorp	728	6,406
Simmons First National Corp ‘A’	1,041	28,305
Solar Capital Ltd	2,199	48,576
Solar Senior Capital Ltd	454	7,151
Southside Bancshares Inc	998	21,617
Southwest Bancorp Inc *	1,228	7,319
Sovran Self Storage Inc REIT	1,662	70,918
STAG Industrial Inc REIT	927	10,633
Starwood Property Trust Inc REIT	5,597	103,600
State Auto Financial Corp	811	11,021
State Bancorp Inc	909	11,090
State Bank Financial Corp *	1,885	28,482
StellarOne Corp	1,379	15,693
Sterling Bancorp	1,879	16,235
Sterling Financial Corp *	1,612	26,920
Stewart Information Services Corp	1,092	12,613
Stifel Financial Corp *	1,940	62,177
Strategic Hotels & Resorts Inc REIT *	7,807	41,924
Suffolk Bancorp *	632	6,819
Summit Hotel Properties Inc REIT	1,650	15,576
Sun Bancorp Inc *	2,356	5,702
Sun Communities Inc REIT	1,269	46,357
Sunstone Hotel Investors Inc REIT *	7,071	57,629
Susquehanna Bancshares Inc	9,395	78,730
SVB Financial Group *	2,002	95,475
SWS Group Inc	1,768	12,146
Symetra Financial Corp	4,069	36,906
Taylor Capital Group Inc *	538	5,229
Terreno Realty Corp REIT	521	7,888
Territorial Bancorp Inc	656	12,956
Texas Capital Bancshares Inc *	2,236	68,444
The Bancorp Inc *	1,746	12,624
The First Bancorp Inc	545	8,377
The First Marblehead Corp *	3,399	3,977
The First of Long Island Corp	470	12,370
The Navigators Group Inc *	705	33,614
The Phoenix Cos Inc *	7,008	11,773
THL Credit Inc	554	6,764
TICC Capital Corp	1,979	17,118
Tompkins Financial Corp	487	18,754
Tower Bancorp Inc	634	18,094

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-51

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Tower Group Inc	2,228	$44,939
TowneBank	1,473	18,030
Triangle Capital Corp	1,329	25,410
TriCo Bancshares	861	12,243
TrustCo Bank Corp NY	5,375	30,154
Trustmark Corp	3,851	93,541
Two Harbors Investment Corp REIT	8,428	77,875
UMB Financial Corp	1,927	71,781
UMH Properties Inc REIT	694	6,461
Umpqua Holdings Corp	6,882	85,268
Union First Market Bankshares Corp	1,223	16,254
United Bankshares Inc	1,794	50,716
United Community Banks Inc *	2,490	17,405
United Financial Bancorp Inc	977	15,720
United Fire & Casualty Co	1,313	26,496
Universal Health Realty Income Trust REIT	331	12,909
Universal Insurance Holdings Inc	1,192	4,267
Univest Corp of Pennsylvania	1,024	14,991
Urstadt Biddle Properties Inc ‘A’ REIT	1,173	21,208
ViewPoint Financial Group	2,089	27,178
Virginia Commerce Bancorp Inc *	1,413	10,922
Virtus Investment Partners Inc *	20	1,520
Walter Investment Management Corp	1,541	31,606
Washington Banking Co	906	10,790
Washington REIT	2,956	80,847
Washington Trust Bancorp Inc	874	20,854
Webster Financial Corp	4,323	88,146
WesBanco Inc	1,410	27,453
West Bancorp Inc	929	8,900
West Coast Bancorp *	1,125	17,550
Westamerica Bancorp	953	41,837
Western Alliance Bancorp *	4,158	25,904
Westfield Financial Inc	1,253	9,222
Whitestone REIT ‘B’	402	4,784
Wilshire Bancorp Inc *	3,686	13,380
Winthrop Realty Trust REIT	1,725	17,543
Wintrust Financial Corp	2,099	58,877
WSFS Financial Corp	393	14,132

		12,157,019

Health Care - 5.1%

Accuray Inc *	451	1,908
Affymax Inc *	1,120	7,403
Affymetrix Inc *	4,266	17,448
Albany Molecular Research Inc *	1,267	3,712
Allos Therapeutics Inc *	1,071	1,521
Almost Family Inc *	503	8,340
Alphatec Holdings Inc *	3,207	5,516
AMAG Pharmaceuticals Inc *	1,124	21,255
Amedisys Inc *	1,783	19,452
American Dental Partners Inc *	920	17,324
AMN Healthcare Services Inc *	1,302	5,768
AmSurg Corp *	1,862	48,486
Anacor Pharmaceuticals Inc *	74	459
Analogic Corp	194	11,120
AngioDynamics Inc *	1,493	22,111
Arena Pharmaceuticals Inc *	8,074	15,098
Array BioPharma Inc *	1,835	3,964
Assisted Living Concepts Inc ‘A’	1,175	17,496
Astex Pharmaceuticals Inc *	3,130	5,916
AVANIR Pharmaceuticals Inc ‘A’ *	771	1,581
BG Medicine Inc *	101	477
Biolase Technology Inc *	1,449	3,724
BioMimetic Therapeutics Inc *	656	1,870
BioScrip Inc *	596	3,254
Cambrex Corp *	1,795	12,888
Cantel Medical Corp	792	22,121
Capital Senior Living Corp *	1,104	8,766
CardioNet Inc *	1,047	2,481
Cell Therapeutics Inc *	1,503	1,743
Celldex Therapeutics Inc *	2,262	5,881
Centene Corp *	1,127	44,618
Cerus Corp *	391	1,095
Chindex International Inc *	392	3,340
Columbia Laboratories Inc *	618	1,545
CONMED Corp *	1,691	43,408
Cornerstone Therapeutics Inc *	497	2,783
Cross Country Healthcare Inc *	1,645	9,130
CryoLife Inc *	1,560	7,488
Curis Inc *	1,312	6,140
Cynosure Inc ‘A’ *	569	6,691
Cytori Therapeutics Inc *	750	1,650
DURECT Corp *	339	400
Dyax Corp *	1,000	1,360
DynaVox Inc ‘A’ *	105	382
Enzo Biochem Inc *	2,108	4,722
Enzon Pharmaceuticals Inc *	2,130	14,271
Epocrates Inc *	54	421
eResearchTechnology Inc *	1,469	6,890
Exact Sciences Corp *	1,032	8,380
Exactech Inc *	160	2,635
Five Star Quality Care Inc *	2,495	7,485
Furiex Pharmaceuticals Inc *	583	9,742
Gentiva Health Services Inc *	1,841	12,427
Geron Corp *	6,137	9,083
Greatbatch Inc *	1,391	30,741
Hanger Orthopedic Group Inc *	958	17,905
Harvard Bioscience Inc *	1,286	4,977
HealthSouth Corp *	5,691	100,560
HealthSpring Inc *	1,857	101,281
Healthways Inc *	2,060	14,132
Hi-Tech Pharmacal Co Inc *	430	16,723
ICU Medical Inc *	551	24,795
Idenix Pharmaceuticals Inc *	2,582	19,223
ImmunoGen Inc *	1,288	14,915
Impax Laboratories Inc *	345	6,959
Inhibitex Inc *	1,048	11,465
Insmed Inc *	1,478	4,508
InterMune Inc *	1,732	21,823
Invacare Corp	1,617	24,724
IRIS International Inc *	285	2,665
Kindred Healthcare Inc *	3,104	36,534
KV Pharmaceutical Co ‘A’ *	1,161	1,625
Lannett Co Inc *	697	3,081
Lexicon Pharmaceuticals Inc *	6,528	8,421
LHC Group Inc *	908	11,650
Magellan Health Services Inc *	1,700	84,099
Maxygen Inc *	1,711	9,633
MedAssets Inc *	532	4,921
Medical Action Industries Inc *	571	2,986
Medicis Pharmaceutical Corp ‘A’	659	21,912
Metabolix Inc *	625	2,844
Micromet Inc *	2,699	19,406
Molina Healthcare Inc *	675	15,073
National Healthcare Corp	617	25,852
Natus Medical Inc *	827	7,799
Nektar Therapeutics *	2,558	14,312
Neostem Inc *	775	393
Neurocrine Biosciences Inc *	864	7,344
Novavax Inc *	1,930	2,432
Nymox Pharmaceutical Corp * (Canada)	207	1,702
Omnicell Inc *	1,039	17,164
Oncothyreon Inc *	739	5,602
Owens & Minor Inc	722	20,064
Pacific Biosciences of California Inc *	1,573	4,404
Palomar Medical Technologies Inc *	1,165	10,834
Par Pharmaceutical Cos Inc *	670	21,929
PAREXEL International Corp *	342	7,093
PDL BioPharma Inc	1,466	9,089
PharMerica Corp *	1,746	26,504

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-52

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Progenics Pharmaceuticals Inc *	444	$3,792
Rigel Pharmaceuticals Inc *	960	7,574
RTI Biologics Inc *	3,135	13,919
Savient Pharmaceuticals Inc *	1,293	2,883
Select Medical Holdings Corp *	2,055	17,426
Sequenom Inc *	1,749	7,783
Skilled Healthcare Group Inc ‘A’ *	1,106	6,039
Solta Medical Inc *	3,695	11,602
Staar Surgical Co *	262	2,748
Sun Healthcare Group Inc *	1,558	6,045
Sunrise Senior Living Inc *	860	5,573
SurModics Inc *	934	13,692
Symmetry Medical Inc *	1,648	13,167
The Medicines Co *	1,386	25,835
The Providence Service Corp *	602	8,283
Theravance Inc *	689	15,227
Transcept Pharmaceuticals Inc *	73	572
Triple-S Management Corp ‘B’ *	1,171	23,443
Universal American Corp	1,942	24,683
Uroplasty Inc *	131	557
Vanda Pharmaceuticals Inc *	99	471
Vanguard Health Systems Inc *	1,209	12,356
Vical Inc *	492	2,170
ViroPharma Inc *	4,228	115,805
West Pharmaceutical Services Inc	909	34,497
Wright Medical Group Inc *	2,332	38,478
XenoPort Inc *	371	1,413
Young Innovations Inc	214	6,341
Zalicus Inc *	1,700	2,057
Zeltiq Aesthetics Inc *	118	1,340

		1,753,038

Industrials - 14.3%

A.O. Smith Corp	2,275	91,273
A123 Systems Inc *	4,441	7,150
AAR Corp	1,773	33,988
ABM Industries Inc	2,292	47,261
ACCO Brands Corp *	3,294	31,787
Accuride Corp *	2,152	15,322
Aceto Corp	1,607	11,088
Actuant Corp ‘A’	3,450	78,281
Aegion Corp *	2,367	36,310
Air Transport Services Group Inc *	3,260	15,387
Aircastle Ltd (Bermuda)	2,954	37,575
Alamo Group Inc	373	10,045
Alaska Air Group Inc *	2,028	152,283
Albany International Corp ‘A’	1,335	30,865
AMERCO	519	45,880
American Railcar Industries Inc *	589	14,095
American Reprographics Co *	1,880	8,629
American Superconductor Corp *	2,616	9,653
American Woodmark Corp	582	7,950
Ampco-Pittsburgh Corp	467	9,032
Apogee Enterprises Inc	1,694	20,768
Argan Inc	380	5,780
Arkansas Best Corp	1,525	29,387
Astec Industries Inc *	1,193	38,427
AT Cross Co ‘A’ *	45	508
Atlas Air Worldwide Holdings Inc *	1,568	60,258
Baltic Trading Ltd	990	4,703
Barnes Group Inc	3,256	78,502
Barrett Business Services Inc	446	8,902
Belden Inc	410	13,645
Brady Corp ‘A’	2,581	81,482
Briggs & Stratton Corp	3,013	46,671
Broadwind Energy Inc *	6,425	4,369
Builders FirstSource Inc *	2,804	5,720
CAI International Inc *	30	464
Cascade Corp	525	24,764
Casella Waste Systems Inc ‘A’ *	165	1,056
CBIZ Inc *	2,340	14,297
CDI Corp	678	9,363
Celadon Group Inc	466	5,503
Cenveo Inc *	1,571	5,341
Ceradyne Inc *	1,485	39,768
CIRCOR International Inc	385	13,594
CLARCOR Inc	150	7,499
Columbus McKinnon Corp *	257	3,261
Comfort Systems USA Inc	2,295	24,602
Compx International Inc	36	530
Courier Corp	624	7,320
Covenant Transportation Group Inc ‘A’ *	511	1,518
CRA International Inc *	536	10,634
Cubic Corp	534	23,277
Curtiss-Wright Corp	2,774	98,005
Douglas Dynamics Inc	517	7,559
Ducommun Inc	627	7,994
Dycom Industries Inc *	1,753	36,673
Eagle Bulk Shipping Inc *	3,765	3,547
EMCOR Group Inc	4,001	107,267
Encore Wire Corp	1,109	28,723
Energy Recovery Inc *	2,797	7,216
EnergySolutions Inc *	3,793	11,720
EnerNOC Inc *	963	10,468
EnerSys *	2,017	52,382
Ennis Inc	1,574	20,981
EnPro Industries Inc *	707	23,317
ESCO Technologies Inc	1,185	34,104
Essex Rental Corp *	961	2,835
Esterline Technologies Corp *	1,821	101,921
Excel Maritime Carriers Ltd * (Liberia)	2,675	3,879
Federal Signal Corp *	3,445	14,297
Flow International Corp *	276	966
Franklin Covey Co *	790	6,691
Franklin Electric Co Inc	94	4,095
FreightCar America Inc *	730	15,294
FTI Consulting Inc *	2,515	106,686
Fuel Tech Inc *	74	487
G&K Services Inc ‘A’	1,116	32,487
Genco Shipping & Trading Ltd *	1,783	12,053
GenCorp Inc *	939	4,995
Generac Holdings Inc *	939	26,320
GeoEye Inc *	1,249	27,753
Gibraltar Industries Inc *	1,815	25,337
Global Power Equipment Group Inc *	461	10,949
GP Strategies Corp *	617	8,317
Granite Construction Inc	2,312	54,841
Great Lakes Dredge & Dock Co	3,570	19,849
Griffon Corp	2,867	26,176
H&E Equipment Services Inc *	941	12,628
Hawaiian Holdings Inc *	3,054	17,713
Heidrick & Struggles International Inc	984	21,195
Hexcel Corp *	911	22,055
Hill International Inc *	1,484	7,628
Hudson Highland Group Inc *	1,933	9,259
Hurco Cos Inc *	391	8,211
Huron Consulting Group Inc *	77	2,983
ICF International Inc *	764	18,932
Insteel Industries Inc	1,008	11,078
Interline Brands Inc *	1,824	28,400
International Shipholding Corp	316	5,906
JetBlue Airways Corp *	14,773	76,820
John Bean Technologies Corp	107	1,645
Kadant Inc *	540	12,209
Kaman Corp	711	19,425
Kaydon Corp	1,949	59,445
Kelly Services Inc ‘A’	1,600	21,888
Kforce Inc *	225	2,774
Kimball International Inc ‘B’	1,881	9,537
Korn/Ferry International *	2,649	45,192

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-53

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Kratos Defense & Security Solutions Inc *	1,990	$11,880
Lawson Products Inc	206	3,179
Layne Christensen Co *	1,177	28,483
LB Foster Co ‘A’	534	15,107
LMI Aerospace Inc *	269	4,721
LSI Industries Inc	1,192	7,152
Lydall Inc *	1,033	9,803
Marten Transport Ltd	789	14,194
McGrath RentCorp	851	24,671
Meritor Inc *	1,851	9,847
Met-Pro Corp	819	7,404
Metalico Inc *	984	3,237
Michael Baker Corp *	495	9,707
Miller Industries Inc	674	10,602
Mobile Mini Inc *	1,632	28,478
Moog Inc ‘A’ *	2,451	107,672
Mueller Industries Inc	1,954	75,073
Mueller Water Products Inc ‘A’	9,413	22,968
Multi-Color Corp	643	16,544
MYR Group Inc *	79	1,512
NACCO Industries Inc ‘A’	351	31,316
Navigant Consulting Inc *	3,077	35,109
NCI Building Systems Inc *	1,159	12,598
NL Industries Inc	39	506
Northwest Pipe Co *	553	12,642
Odyssey Marine Exploration Inc *	3,092	8,472
On Assignment Inc *	1,983	22,170
Orbital Sciences Corp *	2,026	29,438
Orion Marine Group Inc *	1,657	11,019
Pacer International Inc *	1,923	10,288
Patriot Transportation Holding Inc *	375	8,138
Pendrell Corp *	3,378	8,648
Pike Electric Corp *	965	6,938
Powell Industries Inc *	526	16,453
PowerSecure International Inc *	960	4,752
Preformed Line Products Co	127	7,577
Primoris Services Corp	197	2,941
Quad/Graphics Inc	1,389	19,918
Quality Distribution Inc *	629	7,076
Quanex Building Products Corp	2,279	34,231
RailAmerica Inc *	1,281	19,074
RBC Bearings Inc *	264	11,009
Republic Airways Holdings Inc *	2,870	9,844
Resources Connection Inc	2,785	29,493
Roadrunner Transportation Systems Inc *	492	6,952
Robbins & Myers Inc	2,359	114,529
RSC Holdings Inc *	4,050	74,925
Rush Enterprises Inc ‘A’ *	1,933	40,438
Saia Inc *	950	11,856
Schawk Inc	724	8,116
Seaboard Corp *	18	36,648
SeaCube Container Leasing Ltd (Bermuda)	674	9,982
Simpson Manufacturing Co Inc	2,487	83,712
SkyWest Inc	3,175	39,973
Spirit Airlines Inc *	926	14,446
Standex International Corp	611	20,878
Steelcase Inc ‘A’	4,221	31,489
Sterling Construction Co Inc *	990	10,662
Swift Transportation Co *	3,356	27,653
SYKES Enterprises Inc *	2,097	32,839
Tecumseh Products Co ‘A’ *	1,076	5,057
Teledyne Technologies Inc *	1,580	86,663
Tetra Tech Inc *	2,979	64,317
The Brink’s Co	369	9,919
The Dolan Co *	1,817	15,481
The Geo Group Inc *	3,878	64,957
The Greenbrier Cos Inc *	1,178	28,602
The Keyw Holding Corp *	1,132	8,377
Titan Machinery Inc *	628	13,646
TMS International Corp ‘A’ *	464	4,584
Triumph Group Inc	1,988	116,199
TrueBlue Inc *	821	11,396
Tutor Perini Corp *	1,881	23,212
Ultrapetrol Bahamas Ltd * (Bahamas)	1,229	3,662
UniFirst Corp	844	47,889
United Rentals Inc *	2,637	77,923
United Stationers Inc	899	29,271
UniTek Global Services Inc *	584	2,646
Universal Forest Products Inc	1,165	35,964
Universal Truckload Services Inc	327	5,935
US Airways Group Inc *	9,708	49,220
US Ecology Inc	63	1,183
USG Corp *	1,276	12,964
Valence Technology Inc *	2,054	2,013
Viad Corp	1,065	18,616
VSE Corp	239	5,803
Watts Water Technologies Inc ‘A’	1,626	55,625
WCA Waste Corp *	919	5,983
Werner Enterprises Inc	2,233	53,815
Wesco Aircraft Holdings Inc *	767	10,730
Zipcar Inc *	126	1,691

		4,867,199

Information Technology - 10.6%

Accelrys Inc *	3,302	22,189
Actuate Corp *	143	838
Acxiom Corp *	4,851	59,231
Advanced Analogic Technologies Inc *	1,998	11,548
Advanced Energy Industries Inc *	2,613	28,037
Agilysys Inc *	1,095	8,705
Alpha & Omega Semiconductor Ltd * (Bermuda)	858	6,272
Amkor Technology Inc *	5,769	25,153
Amtech Systems Inc *	61	519
ANADIGICS Inc *	4,023	8,810
Anaren Inc *	807	13,412
Angie’s List Inc *	295	4,750
Anixter International Inc *	841	50,157
Applied Micro Circuits Corp *	620	4,166
ARRIS Group Inc *	7,397	80,036
ATMI Inc *	1,781	35,673
Aviat Networks Inc *	3,634	6,650
Avid Technology Inc *	1,801	15,363
Axcelis Technologies Inc *	6,513	8,662
AXT Inc *	1,146	4,779
Badger Meter Inc	144	4,238
Bankrate Inc *	371	7,977
Bel Fuse Inc ‘B’	635	11,906
Benchmark Electronics Inc *	3,621	48,775
Black Box Corp	1,080	30,283
Blue Coat Systems Inc *	1,629	41,458
Brightpoint Inc *	2,332	25,092
Brooks Automation Inc	3,939	40,454
Cabot Microelectronics Corp *	1,079	50,983
CACI International Inc ‘A’ *	1,467	82,035
Carbonite Inc *	101	1,121
Checkpoint Systems Inc *	2,409	26,354
CIBER Inc *	3,842	14,830
Cognex Corp	464	16,607
Coherent Inc *	401	20,960
Cohu Inc	1,441	16,355
Communications Systems Inc	393	5,526
Computer Task Group Inc *	263	3,703
Comtech Telecommunications Corp	1,214	34,745
Convergys Corp *	6,293	80,362
Cray Inc *	2,182	14,118
CSG Systems International Inc *	1,089	16,019
CTS Corp	2,073	19,072
Cymer Inc *	1,368	68,072
Daktronics Inc	1,695	16,221

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-54

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

DDi Corp	558	$5,206
DealerTrack Holdings Inc *	341	9,296
Digi International Inc *	1,278	14,262
Digital River Inc *	1,954	29,349
Dot Hill Systems Corp *	2,538	3,376
DSP Group Inc *	1,186	6,179
Dynamics Research Corp *	549	6,226
Earthlink Inc	6,585	42,407
Ebix Inc	565	12,487
Electro Rent Corp	666	11,422
Electro Scientific Industries Inc *	1,234	17,868
Electronics for Imaging Inc *	2,584	36,822
EMCORE Corp *	5,447	4,697
Emulex Corp *	5,242	35,960
Entegris Inc *	5,412	47,220
EPIQ Systems Inc	1,741	20,927
ePlus Inc *	209	5,911
Euronet Worldwide Inc *	3,058	56,512
Exar Corp *	1,951	12,682
Extreme Networks Inc *	3,908	11,411
Fair Isaac Corp	890	31,898
FEI Co *	181	7,381
FormFactor Inc *	3,064	15,504
FSI International Inc *	2,398	8,777
Gerber Scientific Inc Escrow Shares * + Δ	1,382	14
Global Cash Access Holdings Inc *	1,332	5,927
Globecomm Systems Inc *	371	5,075
GSI Group Inc * (Canada)	1,558	15,938
GSI Technology Inc *	1,210	5,663
Harmonic Inc *	5,445	27,443
Identive Group Inc *	2,241	4,997
Imation Corp *	1,806	10,348
Immersion Corp *	126	653
Imperva Inc *	88	3,063
Infinera Corp *	5,844	36,700
InfoSpace Inc *	2,042	22,442
Insight Enterprises Inc *	2,621	40,075
Integrated Device Technology Inc *	3,258	17,789
Integrated Silicon Solution Inc *	1,607	14,688
Intermec Inc *	3,584	24,586
Intermolecular Inc *	245	2,102
Internap Network Services Corp *	428	2,542
Intevac Inc *	1,396	10,330
InvenSense Inc *	321	3,197
IXYS Corp *	512	5,545
JDA Software Group Inc *	2,057	66,626
Kemet Corp *	2,537	17,886
KIT Digital Inc *	2,307	19,494
Kopin Corp *	2,434	9,444
Kulicke & Soffa Industries Inc *	4,296	39,738
KVH Industries Inc *	839	6,527
Lattice Semiconductor Corp *	4,874	28,952
Limelight Networks Inc *	677	2,004
Littelfuse Inc	161	6,920
Loral Space & Communications Inc *	599	38,863
LTX-Credence Corp *	1,346	7,201
ManTech International Corp ‘A’	1,391	43,455
Marchex Inc ‘B’	752	4,700
Mentor Graphics Corp *	3,193	43,297
Mercury Computer Systems Inc *	1,812	24,081
Methode Electronics Inc	2,234	18,520
Mindspeed Technologies Inc *	963	4,411
MIPS Technologies Inc *	998	4,451
MKS Instruments Inc	3,123	86,882
ModusLink Global Solutions Inc	2,438	13,165
MoneyGram International Inc *	74	1,314
Monolithic Power Systems Inc *	436	6,571
Motricity Inc *	280	252
Multi-Fineline Electronix Inc *	445	9,145
Nanometrics Inc *	1,206	22,215
NCI Inc ‘A’ *	320	3,728
NeoPhotonics Corp *	232	1,063
Newport Corp *	1,550	21,095
Novatel Wireless Inc *	1,746	5,465
Oclaro Inc *	3,096	8,731
OmniVision Technologies Inc *	756	9,250
Openwave Systems Inc *	3,673	5,803
Oplink Communications Inc *	715	11,776
Opnext Inc *	2,659	2,148
ORBCOMM Inc *	2,099	6,276
OSI Systems Inc *	261	12,732
Park Electrochemical Corp	1,241	31,794
PC Connection Inc	527	5,844
PDF Solutions Inc *	104	725
Perficient Inc *	436	4,364
Pericom Semiconductor Corp *	1,337	10,175
Photronics Inc *	3,540	21,523
Plantronics Inc	1,900	67,716
Plexus Corp *	201	5,503
PLX Technology Inc *	2,638	7,571
Power-One Inc *	246	962
Progress Software Corp *	1,627	31,482
Quantum Corp *	13,471	32,330
Quest Software Inc *	2,353	43,766
QuinStreet Inc *	1,480	13,853
RadiSys Corp *	1,198	6,062
RealNetworks Inc	1,499	11,243
RF Micro Devices Inc *	14,772	79,769
Richardson Electronics Ltd	839	10,311
Rimage Corp	572	6,435
Rofin-Sinar Technologies Inc *	914	20,885
Rogers Corp *	631	23,259
Rosetta Stone Inc *	661	5,043
Rudolph Technologies Inc *	1,900	17,594
S1 Corp *	2,774	26,547
Sanmina-SCI Corp *	4,808	44,762
ScanSource Inc *	1,375	49,500
SeaChange International Inc *	804	5,652
Sigma Designs Inc *	1,928	11,568
Silicon Image Inc *	1,024	4,813
Smith Micro Software Inc *	2,319	2,620
Sonus Networks Inc *	11,661	27,986
Spansion Inc ‘A’ *	3,030	25,088
SS&C Technologies Holdings Inc *	1,509	27,253
Standard Microsystems Corp *	1,370	35,305
STR Holdings Inc *	1,846	15,193
Stream Global Services Inc *	603	1,996
Supertex Inc *	601	11,347
support.com Inc *	1,053	2,369
Sycamore Networks Inc *	1,209	21,641
Symmetricom Inc *	2,599	14,009
SYNNEX Corp *	1,499	45,660
Tangoe Inc *	175	2,695
TechTarget Inc *	274	1,600
Tekelec *	3,680	40,222
TeleCommunication Systems Inc ‘A’ *	1,671	3,927
TeleNav Inc *	60	469
Tessera Technologies Inc *	3,048	51,054
The Hackett Group Inc *	665	2,487
THQ Inc *	4,003	3,042
TTM Technologies Inc *	2,378	26,063
Ubiquiti Networks Inc *	396	7,219
Unisys Corp *	1,505	29,664
United Online Inc	5,317	28,924
Veeco Instruments Inc *	749	15,579
ViaSat Inc *	1,356	62,539
Viasystems Group Inc *	143	2,420
Vishay Precision Group Inc *	728	11,633
Westell Technologies Inc ‘A’ *	3,084	6,846
X-Rite Inc *	1,565	7,262

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-55

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
XO Group Inc *	754	$6,288
Xyratex Ltd (Bermuda)	1,703	22,684
Zillow Inc *	190	4,271
Zygo Corp *	814	14,367

		3,602,067

Materials - 4.7%

A. Schulman Inc	1,745	36,959
A.M. Castle & Co *	1,022	9,668
American Vanguard Corp	1,114	14,861
Boise Inc	5,473	38,968
Buckeye Technologies Inc	2,388	79,855
Calgon Carbon Corp *	684	10,746
Century Aluminum Co *	3,096	26,347
Chase Corp	402	5,588
Chemtura Corp *	2,233	25,322
Clearwater Paper Corp *	1,376	48,999
Coeur d’Alene Mines Corp *	5,014	121,038
Eagle Materials Inc	509	13,061
Ferro Corp *	5,210	25,477
FutureFuel Corp	734	9,116
Georgia Gulf Corp *	2,029	39,545
Golden Minerals Co *	98	569
Golden Star Resources Ltd (XASE) * (Canada)	15,488	25,555
Graphic Packaging Holding Co *	1,269	5,406
H.B. Fuller Co	2,752	63,599
Handy & Harman Ltd *	288	2,851
Haynes International Inc	168	9,173
Headwaters Inc *	3,659	8,123
Horsehead Holding Corp *	2,495	22,480
Innospec Inc *	150	4,211
Jaguar Mining Inc * (Canada)	5,039	32,149
Kaiser Aluminum Corp	555	25,463
KapStone Paper and Packaging Corp *	2,329	36,659
KMG Chemicals Inc	40	691
Kraton Performance Polymers Inc *	258	5,237
Landec Corp *	1,588	8,766
Louisiana-Pacific Corp *	7,903	63,777
Materion Corp *	1,128	27,388
Minerals Technologies Inc	1,089	61,561
Myers Industries Inc	1,647	20,324
Neenah Paper Inc	438	9,776
Olin Corp	1,899	37,315
Olympic Steel Inc	543	12,663
OM Group Inc *	1,849	41,399
PH Glatfelter Co	2,608	36,825
PolyOne Corp	1,558	17,995
Quaker Chemical Corp	192	7,467
Revett Minerals Inc * (Canada)	715	3,375
RTI International Metals Inc *	1,562	36,254
Schweitzer-Mauduit International Inc	963	64,001
Sensient Technologies Corp	3,000	113,700
Spartech Corp *	1,897	8,973
Stepan Co	482	38,637
SunCoke Energy Inc *	430	4,816
Texas Industries Inc	1,361	41,892
Thompson Creek Metals Co Inc * (Canada)	9,130	63,545
TPC Group Inc *	281	6,556
Tredegar Corp	1,432	31,819
United States Lime & Minerals Inc *	120	7,213
Universal Stainless & Alloy Products Inc *	426	15,915
US Energy Corp *	1,373	3,995
Verso Paper Corp *	1,034	993
Vista Gold Corp * (Canada)	3,591	11,024
Wausau Paper Corp	2,953	24,392
Worthington Industries Inc	1,316	21,556
Zoltek Cos Inc *	1,670	12,725

		1,604,353

Telecommunication Services - 0.6%

Alaska Communications Systems Group Inc	2,226	6,700
Atlantic Tele-Network Inc	444	17,338
Boingo Wireless Inc *	82	705
Cincinnati Bell Inc *	8,502	25,761
Consolidated Communications Holdings Inc	323	6,153
Fairpoint Communications Inc *	1,212	5,248
Globalstar Inc *	6,326	3,416
IDT Corp ‘B’	90	844
inContact Inc *	141	625
Iridium Communications Inc *	2,344	18,072
Leap Wireless International Inc *	2,487	23,104
Neutral Tandem Inc *	1,916	20,482
Premiere Global Services Inc *	3,134	26,545
SureWest Communications	791	9,516
USA Mobility Inc	1,386	19,224
Vonage Holdings Corp *	4,846	11,873

		195,606

Utilities - 7.0%

AGL Resources Inc	-	10
ALLETE Inc	1,912	80,266
American States Water Co	1,120	39,088
Artesian Resources Corp ‘A’	417	7,852
Atlantic Power Corp * (Canada)	6,300	90,090
Avista Corp	3,456	88,992
Black Hills Corp	2,359	79,215
Cadiz Inc *	715	6,885
California Water Service Group	2,508	45,796
Central Vermont Public Service Corp	796	27,940
CH Energy Group Inc	928	54,177
Chesapeake Utilities Corp	569	24,666
Cleco Corp	3,658	139,370
Connecticut Water Service Inc	508	13,782
Consolidated Water Co Ltd (Cayman)	898	7,705
Dynegy Inc *	6,161	17,066
El Paso Electric Co	2,519	87,258
Genie Energy Ltd ‘B’	80	634
IDACORP Inc	2,972	126,043
MGE Energy Inc	1,384	64,730
Middlesex Water Co	929	17,335
New Jersey Resources Corp	2,487	122,360
Northwest Natural Gas Co	1,605	76,928
NorthWestern Corp	2,176	77,879
Ormat Technologies Inc	1,094	19,725
Otter Tail Corp	2,034	44,789
Pennichuck Corp	119	3,431
Piedmont Natural Gas Co Inc	4,315	146,624
PNM Resources Inc	4,774	87,030
Portland General Electric Co	4,519	114,285
SJW Corp	861	20,354
South Jersey Industries Inc	1,478	83,965
Southwest Gas Corp	2,754	117,017
The Empire District Electric Co	2,501	52,746
The Laclede Group Inc	1,344	54,392
UIL Holdings Corp	3,030	107,171
Unisource Energy Corp	2,201	81,261
Unitil Corp	641	18,192
WGL Holdings Inc	3,080	136,198
York Water Co	757	13,353

		2,396,600

Total Common Stocks
(Cost $32,473,466)		32,995,578

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-56

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

EXCHANGE-TRADED FUND - 1.7%

iShares Russell 2000 Value Index Fund	8,834	$579,864

Total Exchange-Traded Fund
(Cost $570,251)		579,864

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $432,357; collateralized by Fannie Mae: 0.000% due 06/06/12 and value $444,778)	$432,356	432,356

Total Short-Term Investment
(Cost $432,356)		432,356

TOTAL INVESTMENTS - 99.7%
(Cost $33,476,073)		34,007,798

OTHER ASSETS & LIABILITIES, NET - 0.3%		97,713

NET ASSETS - 100.0%		$34,105,511

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Financials	35.6%
Industrials	14.3%
Consumer Discretionary	11.3%
Information Technology	10.6%
Utilities	7.0%
Health Care	5.1%
Materials	4.7%
Energy	4.5%
Consumer Staples	3.0%
Exchange-Traded Fund	1.7%
Short-Term Investment	1.3%
Telecommunication Services	0.6%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	An investment with a total aggregate value of $14 or less than 0.1% of the net assets was valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(d)	As of December 31, 2011, less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(e)	As of December 31, 2011, $57,880 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	Open futures contracts outstanding as of December 31, 2011 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Depreciation
Russell 2000 Mini (03/12)	7	$518,005	($845)

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$3,874,063	$3,874,063	$-	$-
	Consumer Staples	1,011,082	1,011,082	-	-
	Energy	1,534,551	1,534,551	-	-
	Financials	12,157,019	12,157,019	-	-
	Health Care	1,753,038	1,753,038	-	-
	Industrials	4,867,199	4,867,199	-	-
	Information Technology	3,602,067	3,602,053	-	14
	Materials	1,604,353	1,604,353	-	-
	Telecommunication Services	195,606	195,606	-	-
	Utilities	2,396,600	2,396,600	-	-

		32,995,578	32,995,564	-	14
	Exchange-Traded Fund	579,864	579,864	-	-
	Short-Term Investment	432,356	-	432,356	-

	Total Assets	34,007,798	33,575,428	432,356	14

Liabilities	Derivatives:
	Equity Contracts
	Futures	(845)	(845)	-	-

	Total Liabilities	(845)	(845)	-	-

	Total	$34,006,953	$33,574,583	$432,356	$14

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-57

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

Common
Stocks
Value, Beginning of Year	$-
Purchases	-
Sales	-
Net Realized Gains (Losses)	-
Change in Net Unrealized Appreciation	14
Transfers In	-
Transfers Out	-

Value, End of Year	$14

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$14

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-58

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
PREFERRED STOCKS - 0.0%

Germany - 0.0%

Porsche Automobil Holding SE	364	19,479

Total Preferred Stocks
(Cost $22,181)		19,479

COMMON STOCKS - 99.2%

Australia - 7.4%

Adelaide Brighton Ltd	2,560	7,554
AGL Energy Ltd	4,831	70,737
Alumina Ltd ADR	4,800	22,128
Amcor Ltd	9,991	73,598
AMP Ltd	25,427	105,649
Ansell Ltd	725	10,771
APA Group	4,692	21,528
Asciano Ltd	5,553	25,570
ASX Ltd	1,292	40,362
Atlas Iron Ltd	8,247	22,689
Australia & New Zealand Banking Group Ltd	23,821	499,194
Bank of Queensland Ltd	4,068	30,360
Bendigo and Adelaide Bank Ltd	5,226	42,861
BHP Billiton Ltd	678	23,932
BHP Billiton Ltd ADR	15,026	1,061,286
BlueScope Steel Ltd	12,510	5,170
Boral Ltd	5,402	19,851
Brambles Ltd	13,541	99,004
Caltex Australia Ltd	1,123	13,495
Campbell Brothers Ltd	235	11,758
Challenger Ltd	4,422	18,638
Coca-Cola Amatil Ltd	4,664	54,893
Cochlear Ltd	375	23,809
Commonwealth Bank of Australia	14,134	710,278
Computershare Ltd	3,833	31,362
Crown Ltd	4,092	33,818
CSL Ltd	4,712	154,217
David Jones Ltd	3,856	9,333
DUET Group	5,221	9,365
Echo Entertainment Group Ltd *	3,225	11,825
Fairfax Media Ltd	15,784	11,600
Fortescue Metals Group Ltd	8,933	39,137
Iluka Resources Ltd	3,604	56,941
Incitec Pivot Ltd	12,372	39,255
Insurance Australia Group Ltd	17,691	53,837
JB Hi-Fi Ltd	2,393	27,645
Leighton Holdings Ltd	1,306	25,380
Lend Lease Group	3,333	24,365
Macquarie Group Ltd	2,989	72,652
Metcash Ltd	6,292	25,979
Monadelphous Group Ltd	628	12,900
National Australia Bank Ltd	19,147	456,462
Newcrest Mining Ltd	5,828	176,547
OneSteel Ltd	5,101	3,655
Orica Ltd	2,888	71,632
Origin Energy Ltd	9,403	127,786
OZ Minerals Ltd	1,762	17,989
Paladin Energy Ltd *	11,912	16,627
PanAust Ltd *	5,908	19,261
Qantas Airways Ltd *	14,454	21,553
QBE Insurance Group Ltd	9,839	130,264
Ramsay Health Care Ltd	1,365	26,892
Rio Tinto Ltd	4,251	263,111
Santos Ltd	7,691	96,079
Seek Ltd	4,733	27,395
Sims Metal Management Ltd ADR	1,200	15,420
Sonic Healthcare Ltd	3,565	41,074
SP AusNet	12,474	11,982
Spark Infrastructure Group	5,561	7,815
Suncorp Group Ltd	12,270	104,965
Sydney Airport Corp Ltd	2,779	7,554
Tabcorp Holdings Ltd	3,225	8,996
Tatts Group Ltd	21,346	53,206
Telstra Corp Ltd	39,420	134,178
Toll Holdings Ltd	9,685	41,725
Transurban Group	11,770	67,595
Treasury Wine Estates Ltd	3,701	13,913
UGL Ltd	1,497	18,189
Wesfarmers Ltd	8,683	261,666
Westpac Banking Corp	3,163	64,562
Westpac Banking Corp ADR	4,800	491,520
Woodside Petroleum Ltd	5,610	175,373
Woolworths Ltd	11,111	285,001
WorleyParsons Ltd	2,000	52,397

		6,967,110

Austria - 0.2%

Andritz AG	402	33,306
Erste Group Bank AG	1,052	18,425
OMV AG	1,646	49,994
Raiffeisen Bank International AG	256	6,623
Telekom Austria AG	2,991	35,822
Verbund AG	352	9,428
Vienna Insurance Group AG	178	7,043
Voestalpine AG	856	24,085

		184,726

Belgium - 0.8%

Ageas	22,419	34,732
Anheuser-Busch InBev NV	1,314	80,249
Anheuser-Busch InBev NV ADR	6,092	371,551
Bekaert NV	349	11,139
Belgacom SA	1,457	45,607
Colruyt SA	707	26,711
Delhaize Group SA ADR	749	42,139
KBC Groep NV	812	10,196
Mobistar SA	236	12,326
Solvay SA	471	38,637
Telenet Group Holding NV *	849	32,347
UCB SA	1,048	43,987
Umicore SA	1,101	45,331

		794,952

Bermuda - 0.5%

Aquarius Platinum Ltd	3,190	7,642
Cheung Kong Infrastructure Holdings Ltd	5,000	29,072
Esprit Holdings Ltd	6,086	7,844
First Pacific Co Ltd	20,000	20,806
Golar LNG Ltd	834	36,612
Kerry Properties Ltd	3,500	11,569
Li & Fung Ltd	50,000	91,921
Noble Group Ltd	37,000	32,101
NWS Holdings Ltd	12,000	17,666
Seadrill Ltd	2,996	99,975
Shangri-La Asia Ltd	8,666	14,940
VTech Holdings Ltd	4,000	40,022
Yue Yuen Industrial Holdings Ltd	3,500	11,057

		421,227

Canada - 11.4%

Agnico-Eagle Mines Ltd (TSE)	1,400	50,915
Agrium Inc (TSE)	1,551	104,105
Alimentation Couche Tard Inc ‘B’	1,500	46,675
AltaGas Ltd	300	9,376
ARC Resources Ltd	2,078	51,198
Atco Ltd ‘I’	300	17,739

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-59

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
AuRico Gold Inc (TSE) *	2,600	$20,902
Bank of Montreal	5,823	319,400
Bank of Nova Scotia	9,970	497,448
Barrick Gold Corp (TSE)	8,194	371,193
Baytex Energy Corp	1,147	64,142
BCE Inc	2,550	106,305
Bell Aliant Inc	1,465	41,113
Bombardier Inc ‘B’	10,800	43,041
Bonavista Energy Corp	1,300	33,267
Brookfield Asset Management Inc ‘A’	5,000	137,620
Brookfield Office Properties Inc (TSE)	2,300	36,055
CAE Inc	1,400	13,591
Cameco Corp	3,148	56,888
Canadian Imperial Bank of Commerce	3,732	270,316
Canadian National Railway Co (TSE)	4,106	323,039
Canadian Natural Resources Ltd (TSE)	9,683	362,608
Canadian Oil Sands Ltd	3,519	80,311
Canadian Pacific Railway Ltd	1,700	115,158
Canadian Tire Corp Ltd ‘A’	500	32,344
Canadian Utilities Ltd ‘A’	800	48,326
Canadian Western Bank	700	17,728
Celtic Exploration Ltd *	1,200	26,939
Cenovus Energy Inc (TSE)	7,384	245,203
Centerra Gold Inc	1,100	19,436
CGI Group Inc ‘A’ *	2,700	50,886
CI Financial Corp	1,100	22,783
Crescent Point Energy Corp	2,300	101,369
Dollarama Inc	700	30,577
Eldorado Gold Corp	6,000	82,572
Empire Co Ltd ‘A’	800	46,418
Enbridge Inc	7,000	261,723
Encana Corp (TSE)	6,348	117,707
Enerplus Corp	1,296	32,885
Fairfax Financial Holdings Ltd	148	63,487
Finning International Inc	1,600	34,882
First Majestic Silver Corp *	1,600	26,982
First Quantum Minerals Ltd	3,600	70,852
Fortis Inc	1,700	55,685
Franco-Nevada Corp	350	13,323
George Weston Ltd	700	46,786
Gildan Activewear Inc	1,400	26,330
Goldcorp Inc	7,272	322,716
Great-West Lifeco Inc	2,200	44,054
Groupe Aeroplan Inc	600	7,032
Husky Energy Inc	3,256	78,464
IAMGOLD Corp (TSE)	2,700	42,882
IGM Financial Inc	1,200	52,099
Imperial Oil Ltd	2,850	126,981
Industrial Alliance Insurance & Financial Services Inc	900	23,226
Inmet Mining Corp	367	23,596
Intact Financial Corp	1,050	60,325
Ivanhoe Mines Ltd (TSE) *	2,280	40,486
Keyera Corp	500	24,540
Kinross Gold Corp	10,659	121,683
Loblaw Cos Ltd	1,000	37,772
Lundin Mining Corp *	6,500	24,692
Magna International Inc	2,100	70,086
Manulife Financial Corp	15,821	168,498
MEG Energy Corp *	1,100	44,885
Methanex Corp (TSE)	1,400	32,047
Metro Inc ‘A’	600	31,804
National Bank of Canada	1,500	106,218
New Gold Inc *	6,100	61,554
Nexen Inc	5,166	82,200
Niko Resources Ltd	400	18,937
Novagold Resources Inc *	800	6,816
Onex Corp	1,600	52,111
Open Text Corp *	600	30,761
Pacific Rubiales Energy Corp	1,850	34,013
Pan American Silver Corp	1,000	21,870
Paramount Resources Ltd ‘A’ *	200	8,344
Pembina Pipeline Corp	1,500	43,671
Pengrowth Energy Corp	3,100	32,742
Penn West Petroleum Ltd	4,149	82,227
Petrominerales Ltd	675	10,972
Potash Corp of Saskatchewan Inc (TSE)	7,798	322,330
Precision Drilling Corp *	2,800	28,859
Progress Energy Resources Corp	3,100	40,289
Progressive Waste Solutions Ltd	200	3,913
Provident Energy Ltd	3,330	32,197
Quadra FNX Mining Ltd *	2,556	37,835
Research In Motion Ltd (TSE) *	3,240	47,069
Ritchie Bros Auctioneers Inc	804	17,678
Rogers Communications Inc ‘B’	3,600	138,699
Royal Bank of Canada	13,179	672,436
Saputo Inc	1,400	53,636
SEMAFO Inc	3,800	24,618
Shaw Communications Inc ‘B’	2,700	53,669
Shoppers Drug Mart Corp	1,879	75,879
Silver Wheaton Corp	3,000	86,871
SNC-Lavalin Group Inc	1,025	51,393
Sun Life Financial Inc	5,161	95,748
Suncor Energy Inc (TSE)	14,012	404,096
SXC Health Solutions Corp (TSE) *	700	39,351
Talisman Energy Inc	7,942	101,190
Teck Resources Ltd ‘B’	5,650	199,157
TELUS Corp - Non-Voting Shares	1,000	53,634
The Toronto-Dominion Bank	8,141	609,646
Thomson Reuters Corp (TSE)	3,300	88,205
Tim Hortons Inc	1,400	67,832
TransAlta Corp	2,200	45,393
TransCanada Corp (TSE)	6,470	282,806
Trican Well Service Ltd	1,800	31,009
Trilogy Energy Corp	300	11,064
Uranium One Inc *	6,200	13,146
Valeant Pharmaceuticals International Inc (TSE) *	2,800	130,992
Veresen Inc	2,500	37,546
Vermilion Energy Inc	533	23,737
Viterra Inc	3,637	38,342
Yamana Gold Inc	7,100	104,679

		10,682,876

Cayman - 0.1%

AAC Technologies Holdings Inc	2,000	4,491
ASM Pacific Technology Ltd	1,200	13,458
Foxconn International Holdings Ltd *	27,000	17,354
Sands China Ltd *	21,200	60,086
Wynn Macau Ltd	16,800	41,832

		137,221

Cyprus - 0.0%

ProSafe SE	837	5,712

Denmark - 0.9%

A.P. Moller - Maersk AS ‘A’	2	12,435
A.P. Moller - Maersk AS ‘B’	11	72,383
Carlsberg AS ‘B’	961	67,873
Chr. Hansen Holding AS	555	12,079
Coloplast AS	258	37,035
Danske Bank AS *	5,356	68,208
DSV AS	1,789	31,983
FLSmidth & Co AS	400	23,385
Jyske Bank AS *	263	6,436
Novo Nordisk AS ‘B’	575	66,151
Novo Nordisk AS ADR	3,237	373,097
Novozymes AS ‘B’	1,810	55,739
TDC AS	1,222	9,779

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-60

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Topdanmark AS *	58	$9,019
Tryg AS	56	3,104
Vestas Wind Systems AS *	1,015	10,913

		859,619

Finland - 0.7%

Elisa OYJ	1,458	30,362
Fortum OYJ	5,029	106,996
Kesko OYJ ‘B’	886	29,704
Kone OYJ ‘B’	1,360	70,349
Metso OYJ	1,173	43,226
Neste Oil OYJ	658	6,619
Nokia OYJ	14,981	72,392
Nokia OYJ ADR	19,600	94,472
Nokian Renkaat OYJ	1,166	37,414
Orion OYJ ‘B’	316	6,149
Pohjola Bank PLC ‘A’	283	2,739
Sampo OYJ ‘A’	3,710	91,924
Stora Enso OYJ ‘R’	4,475	26,658
UPM-Kymmene OYJ	4,052	44,412
Wartsila OYJ	1,350	38,847

		702,263

France - 7.8%

Accor SA	1,698	42,792
Aeroports de Paris	429	29,320
Air Liquide SA	2,603	321,695
Alcatel-Lucent *	7,480	11,661
Alcatel-Lucent ADR *	8,000	12,480
Alstom SA	1,547	46,652
Arkema SA	624	44,083
Atos SA	195	8,532
AXA SA	14,495	186,803
AXA SA ADR	2,200	28,292
BioMerieux	397	28,333
BNP Paribas	8,111	317,530
Bouygues SA	1,505	47,220
Bureau Veritas SA	359	26,097
Capgemini SA	1,192	37,077
Carrefour SA	5,392	122,552
Casino Guichard-Perrachon SA	445	37,395
Christian Dior SA	520	61,461
Cie de Saint-Gobain	3,762	144,174
Cie Generale d’Optique Essilor International SA	1,997	140,796
Cie Generale de Geophysique-Veritas ADR *	1,300	30,186
Cie Generale des Etablissements Michelin ‘B’	1,599	94,002
CNP Assurances	798	9,871
Credit Agricole SA	6,972	39,227
Danone SA	5,459	342,896
Dassault Systemes SA	450	36,031
Edenred	1,363	33,416
EDF SA	2,442	59,188
Eiffage SA	228	5,493
Eutelsat Communications SA	633	24,653
Faurecia	740	13,942
France Telecom SA	11,332	177,343
France Telecom SA ADR	5,000	78,300
GDF Suez	11,852	322,341
Groupe Eurotunnel SA	5,804	39,349
Hermes International	497	147,866
Iliad SA	314	38,731
Imerys SA	179	8,200
JCDecaux SA *	271	6,222
L’Oreal SA	2,325	242,635
Lafarge SA	1,942	67,853
Lagardere SCA	852	22,402
Legrand SA	2,076	66,506
LVMH Moet Hennessy Louis Vuitton SA	2,082	293,330
Natixis	5,156	12,934
Pernod-Ricard SA	1,812	167,712
Peugeot SA	884	13,785
PPR SA	628	89,812
Publicis Groupe SA	968	44,426
Remy Cointreau SA	189	15,162
Renault SA	1,821	62,767
Rexel SA	353	6,015
Safran SA	1,529	45,703
Sanofi	8,372	612,588
Sanofi ADR	4,200	153,468
Schneider Electric SA	4,756	248,552
SCOR SE	1,272	29,638
SEB SA	126	9,446
Societe BIC SA	247	21,869
Societe Generale	5,252	116,563
Societe Television Francaise 1	551	5,356
Sodexo	935	67,080
Suez Environnement Co	2,691	30,899
Technip SA	919	85,892
Thales SA	962	30,270
Total SA	14,546	742,442
Total SA ADR	5,000	255,550
Valeo SA	438	17,332
Vallourec SA	780	50,414
Veolia Environnement SA	898	9,889
Veolia Environnement SA ADR	1,400	15,470
Vinci SA	4,331	188,953
Vivendi SA	11,661	254,572
Zodiac Aerospace	339	28,608

		7,328,095

Germany - 6.9%

Adidas AG	1,842	119,811
Allianz SE	4,220	403,308
Axel Springer AG	500	21,486
BASF SE	8,408	586,384
Bayer AG	7,607	486,336
Bayerische Motoren Werke AG	3,060	204,577
Beiersdorf AG	1,006	57,053
Bilfinger Berger SE	330	28,014
Brenntag AG	195	18,115
Celesio AG	645	10,218
Commerzbank AG *	23,625	39,788
Continental AG *	790	49,172
Daimler AG (NYSE)	2,700	118,422
Daimler AG (XETR)	5,480	240,551
Deutsche Bank AG (NYSE)	3,450	130,617
Deutsche Bank AG (XETR)	5,026	189,965
Deutsche Boerse AG *	1,211	63,489
Deutsche Lufthansa AG	2,294	27,269
Deutsche Post AG	7,752	119,184
Deutsche Telekom AG	16,028	183,889
Deutsche Telekom AG ADR	11,200	128,240
E.ON AG	16,581	356,429
Fraport AG Frankfurt Airport Services Worldwide	260	12,786
Fresenius Medical Care AG & Co KGaA	762	51,775
Fresenius Medical Care AG & Co KGaA ADR	1,000	67,980
Fresenius SE & Co KGaA	1,071	99,078
GEA Group AG	1,304	36,875
Hannover Rueckversicherung AG	877	43,500
HeidelbergCement AG	1,231	52,237
Henkel AG & Co KGaA	1,143	55,326
Hochtief AG	592	34,243
Infineon Technologies AG	10,337	77,804
K +S AG	1,609	72,549
Kabel Deutschland Holding AG *	685	34,665
Lanxess AG	531	27,473
Linde AG	1,522	226,420
MAN SE	490	43,564

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-61

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Merck KGaA	696	$69,386
Metro AG	1,235	45,073
MTU Aero Engines Holding AG	396	25,338
Muenchener Rueckversicherungs AG	1,680	206,068
Puma SE	40	11,648
RWE AG	3,764	131,862
Salzgitter AG	126	6,299
SAP AG	4,630	244,803
SAP AG ADR	4,608	243,994
SGL Carbon SE *	623	30,711
Siemens AG	3,534	337,994
Siemens AG ADR	4,728	452,044
Software AG	714	26,387
Suedzucker AG	534	16,999
Symrise AG	739	19,721
ThyssenKrupp AG	3,341	76,479
Volkswagen AG	320	42,900
Wacker Chemie AG	156	12,547

		6,518,845

Greece - 0.0%

Coca Cola Hellenic Bottling Co SA *	911	15,374
Coca Cola Hellenic Bottling Co SA ADR *	543	9,035
National Bank of Greece SA *	2,565	5,375
National Bank of Greece SA ADR *	3,040	6,019
OPAP SA	574	5,072

		40,875

Hong Kong - 1.8%

Bank of East Asia Ltd	9,600	36,470
BOC Holdings Ltd	33,500	78,986
Cathay Pacific Airways Ltd	18,000	30,917
Cheung Kong Holdings Ltd	12,000	142,416
CLP Holdings Ltd	17,500	148,904
Dah Sing Banking Group Ltd	14,080	11,986
Galaxy Entertainment Group Ltd *	17,000	30,786
Hang Lung Group Ltd	6,000	32,653
Hang Lung Properties Ltd	21,000	59,705
Hang Seng Bank Ltd	6,700	79,400
Henderson Land Development Co Ltd	8,000	39,609
Hong Kong & China Gas Co Ltd	40,730	94,463
Hong Kong Exchanges & Clearing Ltd	9,100	146,425
Hopewell Holdings Ltd	4,500	11,485
Hutchison Whampoa Ltd	20,000	167,334
Hysan Development Co Ltd	3,000	9,827
MTR Corp	18,002	58,262
New World Development Ltd	34,000	27,292
PCCW Ltd	60,000	20,649
Power Assets Holdings Ltd	12,500	92,445
Sino Land Co Ltd	26,400	37,564
SJM Holdings Ltd	19,000	30,620
Sun Hung Kai Properties Ltd	13,000	162,260
Television Broadcasts Ltd	3,000	18,213
Wharf Holdings Ltd	14,000	63,344
Wheelock & Co Ltd	11,000	27,219
Wing Hang Bank Ltd	1,000	8,178

		1,667,412

Ireland - 0.3%

CRH PLC ADR	6,600	130,812
Dragon Oil PLC	596	4,224
Elan Corp PLC *	6,738	92,901
James Hardie Industries SE	4,057	28,317
Kerry Group PLC ‘A’	973	35,615

		291,869

Israel - 0.5%

Bank Hapoalim BM	7,585	24,759
Bank Leumi Le-Israel BM	8,065	23,125
Bezeq The Israeli Telecommunication Corp Ltd	14,344	26,311
Israel Chemicals Ltd	4,256	44,197
Israel Discount Bank Ltd ‘A’ *	5,541	7,427
NICE Systems Ltd ADR *	800	27,560
Teva Pharmaceutical Industries Ltd ADR	8,523	343,988

		497,367

Italy - 1.9%

A2A SPA	23,542	22,057
Assicurazioni Generali SPA	11,019	165,077
Atlantia SPA	2,776	44,284
Autogrill SPA	2,362	22,967
Banca Monte dei Paschi di Siena SPA	29,374	9,518
Banco Popolare SC	2,627	3,381
Davide Campari-Milano SPA	1,323	8,793
Enel SPA	57,114	231,448
ENI SPA	14,429	298,039
ENI SPA ADR	3,800	156,826
Fiat Industrial SPA *	6,626	56,454
Fiat SPA	7,087	32,409
Finmeccanica SPA	2,366	8,724
Intesa Sanpaolo SPA	95,663	158,892
Luxottica Group SPA ADR	1,300	36,309
Mediaset SPA	2,510	6,924
Mediobanca SPA	3,553	20,424
Parmalat SPA	16,499	28,346
Pirelli & C SPA	1,676	14,054
Prysmian SPA	1,642	20,292
Saipem SPA	2,273	96,072
Snam Rete Gas SPA	13,782	60,577
Telecom Italia SPA	59,424	63,451
Telecom Italia SPA ADR	2,600	27,690
Terna Rete Elettrica Nazionale SPA	7,827	26,304
UniCredit SPA	10,880	89,702
Unione di Banche Italiane SCPA	8,378	34,137

		1,743,151

Japan - 19.2%

Advantest Corp ADR	429	4,058
Aeon Co Ltd	5,300	72,740
Aeon Mall Co Ltd	700	14,836
Aisin Seiki Co Ltd	1,400	39,834
Ajinomoto Co Inc	6,000	71,980
All Nippon Airways Co Ltd	5,000	13,970
Alps Electric Co Ltd	1,500	10,289
Amada Co Ltd	5,000	31,621
Asahi Glass Co Ltd	10,000	84,167
Asahi Group Holdings Ltd	2,900	63,720
Asahi Kasei Corp	13,000	78,284
Asics Corp	1,200	13,522
Astellas Pharma Inc	4,200	170,654
Benesse Holdings Inc	300	14,517
Bridgestone Corp	5,700	129,023
Brother Industries Ltd	1,600	19,615
Canon Inc	900	39,824
Canon Inc ADR	8,890	391,516
Casio Computer Co Ltd	6,200	37,572
Central Japan Railway Co	13	109,719
Chiyoda Corp	2,000	20,315
Chubu Electric Power Co Inc	6,200	115,763
Chugai Pharmaceutical Co Ltd	2,700	44,480
Citizen Holdings Co Ltd	2,800	16,225
Cosmo Oil Co Ltd	12,000	33,485
Dai Nippon Printing Co Ltd	4,000	38,522
Daicel Corp	2,000	12,173
Daido Steel Co Ltd	7,000	43,864
Daihatsu Motor Co Ltd	1,000	17,829
Daiichi Sankyo Co Ltd	5,900	116,864
Daikin Industries Ltd	2,100	57,413
Dainippon Screen Manufacturing Co Ltd	2,000	16,813
Dainippon Sumitomo Pharma Co Ltd	1,700	19,355

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-62

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Daito Trust Construction Co Ltd	700	$60,060
Daiwa House Industry Co Ltd	6,000	71,492
Daiwa Securities Group Inc	14,000	43,574
Dena Co Ltd	1,100	32,902
Denki Kagaku Kogyo Kabushiki Kaisha	3,000	11,092
Denso Corp	4,500	124,086
Dentsu Inc	1,800	54,847
DIC Corp	4,000	7,264
Disco Corp	300	15,615
Don Quijote Co Ltd	900	30,904
Dowa Holdings Co Ltd	4,000	25,275
East Japan Railway Co	3,000	190,894
Ebara Corp	3,000	10,311
Eisai Co Ltd	2,100	86,922
Electric Power Development Co Ltd	400	10,631
Elpida Memory Inc *	2,300	10,677
FamilyMart Co Ltd	900	36,350
FANUC Corp	1,800	275,130
Fast Retailing Co Ltd	500	90,864
Fuji Heavy Industries Ltd	9,000	54,284
FUJIFILM Holdings Corp	4,400	104,067
Fujitsu Ltd	15,000	77,832
Fukuoka Financial Group Inc	3,000	12,608
Glory Ltd	1,300	27,988
GS Yuasa Corp	1,000	5,371
Hamamatsu Photonics KK	800	27,960
Hankyu Hanshin Holdings Inc	9,000	37,868
Hirose Electric Co Ltd	400	35,039
Hisamitsu Pharmaceutical Co Inc	300	12,700
Hitachi Chemical Co Ltd	800	14,072
Hitachi Construction Machinery Co Ltd	800	13,441
Hitachi High-Technologies Corp	200	4,335
Hitachi Ltd	7,000	36,691
Hitachi Ltd ADR	3,200	166,848
Hitachi Metals Ltd	1,000	10,859
Hitachi Transport System Ltd	700	12,013
Hokkaido Electric Power Co Inc	3,000	42,729
Hokuhoku Financial Group Inc	5,000	9,734
Hokuriku Electric Power Co	600	11,206
Honda Motor Co Ltd	5,500	167,488
Honda Motor Co Ltd ADR	9,500	290,225
HOYA Corp	4,050	87,118
Ibiden Co Ltd	1,100	21,830
Idemitsu Kosan Co Ltd	100	10,298
IHI Corp	6,000	14,555
INPEX Corp	19	119,483
Isetan Mitsukoshi Holdings Ltd	3,800	39,795
Isuzu Motors Ltd	10,000	46,173
ITOCHU Corp	12,900	130,806
ITOCHU Techno-Solutions Corp	1,100	49,352
Izumi Co Ltd	2,200	36,414
J Front Retailing Co Ltd	2,000	9,653
Japan Tobacco Inc	42	197,414
JFE Holdings Inc	4,800	87,253
JGC Corp	1,000	23,972
Joyo Bank Ltd	8,000	35,371
JS Group Corp	2,100	40,286
JSR Corp	600	11,052
JTEKT Corp	1,300	12,764
JX Holdings Inc	19,100	115,222
K’s Holdings Corp	400	15,833
Kajima Corp	18,333	56,285
Kamigumi Co Ltd	2,000	17,241
Kaneka Corp	2,000	10,644
Kansai Paint Co Ltd	4,000	35,675
Kao Corp	4,200	114,667
Kawasaki Heavy Industries Ltd	10,000	24,895
Kawasaki Kisen Kaisha Ltd	5,000	9,011
KDDI Corp	26	167,373
Keihan Electric Railway Co Ltd	11,000	52,562
Keikyu Corp	4,000	35,892
Keio Corp	5,000	35,248
Keisei Electric Railway Co Ltd	1,000	7,348
Kewpie Corp	100	1,422
Keyence Corp	400	96,358
Kikkoman Corp	2,000	22,951
Kintetsu Corp	12,000	46,902
Kirin Holdings Co Ltd	7,000	85,047
Kobe Steel Ltd	16,000	24,698
Koito Manufacturing Co Ltd	2,000	28,025
Komatsu Ltd	8,400	195,894
Konami Corp ADR	721	21,594
Konica Minolta Holdings Inc	6,000	44,679
Kubota Corp	5,000	41,832
Kubota Corp ADR	1,400	58,184
Kuraray Co Ltd	1,500	21,313
Kurita Water Industries Ltd	500	13,012
Kyocera Corp	700	56,211
Kyocera Corp ADR	673	53,712
Kyowa Hakko Kirin Co Ltd	1,000	12,230
Kyushu Electric Power Co Inc	3,100	44,393
Lawson Inc	300	18,722
Makita Corp	500	16,154
Makita Corp ADR	200	6,470
Marubeni Corp	12,000	72,981
Marui Group Co Ltd	1,600	12,455
Mazda Motor Corp *	14,000	24,694
MEIJI Holdings Co Ltd	300	12,444
Minebea Co Ltd	3,000	12,527
Miraca Holdings Inc	400	15,936
MISUMI Group Inc	1,200	27,537
Mitsubishi Chemical Holdings Corp	11,500	63,265
Mitsubishi Corp	11,300	227,865
Mitsubishi Electric Corp	18,000	172,103
Mitsubishi Estate Co Ltd	11,000	164,119
Mitsubishi Gas Chemical Co Inc	5,000	27,698
Mitsubishi Heavy Industries Ltd	26,000	110,657
Mitsubishi Materials Corp	8,000	21,684
Mitsubishi Motors Corp *	35,000	41,339
Mitsubishi Tanabe Pharma Corp	3,100	49,025
Mitsubishi UFJ Financial Group Inc	47,600	201,930
Mitsubishi UFJ Financial Group Inc ADR	61,180	256,344
Mitsui & Co Ltd	9,300	144,365
Mitsui & Co Ltd ADR	300	92,850
Mitsui Chemicals Inc	11,000	33,527
Mitsui Fudosan Co Ltd	8,000	116,429
Mitsui Mining & Smelting Co Ltd	6,000	15,476
Mitsui OSK Lines Ltd	11,000	42,546
Mizuho Financial Group Inc	45,000	60,728
Mizuho Financial Group Inc ADR	50,432	135,158
MS&AD Insurance Group Holdings Inc	4,800	88,808
Murata Manufacturing Co Ltd	1,800	92,357
Nabtesco Corp	1,100	19,991
Nagase & Co Ltd	2,000	21,775
Nagoya Railroad Co Ltd	3,000	8,060
Namco Bandai Holdings Inc	4,800	68,302
Nankai Electric Railway Co Ltd	6,000	26,332
NEC Corp *	19,000	38,445
NGK Insulators Ltd	4,000	47,368
NGK Spark Plug Co Ltd	2,000	24,786
NHK Spring Co Ltd	4,000	35,393
Nidec Corp	200	17,359
Nidec Corp ADR	3,016	65,085
Nikon Corp	2,900	64,484
Nintendo Co Ltd	900	124,071
Nippon Electric Glass Co Ltd	3,000	29,805
Nippon Express Co Ltd	7,000	27,259
Nippon Kayaku Co Ltd	3,000	28,887
Nippon Meat Packers Inc	3,000	37,301
Nippon Paper Group Inc	400	8,726

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-63

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Nippon Sheet Glass Co Ltd	4,000	$7,472
Nippon Steel Corp	38,000	94,638
Nippon Telegraph & Telephone Corp	1,700	86,337
Nippon Telegraph & Telephone Corp ADR	4,100	103,853
Nippon Yusen Kabushiki Kaisha	10,000	25,560
Nissan Motor Co Ltd	21,300	191,179
Nisshin Seifun Group Inc	500	6,056
Nissin Foods Holdings Co Ltd	300	11,748
Nitori Holdings Co Ltd	150	14,064
Nitto Denko Corp	1,500	53,582
NKSJ Holdings Inc	3,250	63,671
NOK Corp	2,000	34,327
Nomura Holdings Inc	13,600	41,087
Nomura Holdings Inc ADR	19,971	59,514
Nomura Real Estate Holdings Inc	2,000	29,733
Nomura Research Institute Ltd	1,400	31,617
NSK Ltd	3,000	19,452
NTN Corp	5,000	20,101
NTT Data Corp	14	44,664
NTT DoCoMo Inc	46	84,515
NTT DoCoMo Inc ADR	8,600	157,810
Obayashi Corp	4,000	17,757
Odakyu Electric Railway Co Ltd	5,000	48,302
OJI Paper Co Ltd	5,000	25,638
Olympus Corp	1,300	17,077
Omron Corp	1,500	30,105
Ono Pharmaceutical Co Ltd	800	44,881
Oracle Corp Japan	600	19,846
Oriental Land Co Ltd	400	42,246
Osaka Gas Co Ltd	17,000	67,071
Panasonic Corp	6,600	56,001
Panasonic Corp ADR	13,000	109,070
Park24 Co Ltd	3,000	39,794
Renesas Electronics Corp *	1,700	10,383
Resona Holdings Inc	17,300	76,116
Ricoh Co Ltd	6,000	52,236
Rinnai Corp	500	35,772
Rohm Co Ltd	900	41,916
Sankyo Co Ltd	200	10,128
Sanrio Co Ltd	300	15,401
Santen Pharmaceutical Co Ltd	800	32,963
Sapporo Holdings Ltd	2,000	7,557
SBI Holdings Inc	222	16,237
Secom Co Ltd	1,700	78,352
Sega Sammy Holdings Inc	1,200	25,900
Seiko Epson Corp	1,000	13,263
Sekisui Chemical Co Ltd	3,000	24,706
Sekisui House Ltd	5,000	44,269
Senshu Ikeda Holdings Inc	10,700	15,688
Seven & I Holdings Co Ltd	7,100	197,692
Sharp Corp	10,000	87,309
Shikoku Electric Power Co Inc	1,700	48,697
Shimadzu Corp	1,000	8,461
Shimamura Co Ltd	200	20,459
Shimano Inc	300	14,562
Shimizu Corp	8,000	33,540
Shin-Etsu Chemical Co Ltd	3,600	177,048
Shinsei Bank Ltd	30,000	31,098
Shionogi & Co Ltd	2,900	37,223
Shiseido Co Ltd	3,100	56,945
Showa Denko KK	8,000	16,193
Showa Shell Sekiyu KK	2,700	18,181
SMC Corp	500	80,530
Softbank Corp	8,000	235,371
Sojitz Corp	7,500	11,579
Sony Corp ADR	8,700	156,948
Sony Financial Holdings Inc	1,200	17,655
Square Enix Holdings Co Ltd	1,700	33,336
Stanley Electric Co Ltd	600	8,804
Sumitomo Chemical Co Ltd	12,000	43,749
Sumitomo Corp	10,400	140,539
Sumitomo Electric Industries Ltd	7,000	76,108
Sumitomo Heavy Industries Ltd	3,000	17,464
Sumitomo Metal Industries Ltd	17,000	30,872
Sumitomo Metal Mining Co Ltd	4,000	51,309
Sumitomo Mitsui Financial Group Inc	10,500	292,122
Sumitomo Mitsui Financial Group Inc ADR	6,000	33,060
Sumitomo Mitsui Trust Holdings Inc	29,000	85,023
Sumitomo Realty & Development Co Ltd	4,000	69,942
Sumitomo Rubber Industries Ltd	2,000	23,983
Sundrug Co Ltd	1,200	36,337
Suruga Bank Ltd	4,000	35,773
Suzuken Co Ltd	900	24,932
Suzuki Motor Corp	3,300	68,032
Sysmex Corp	500	16,280
T&D Holdings Inc	5,000	46,513
Taiheiyo Cement Corp	10,000	19,114
Taisei Corp	10,000	25,312
Taiyo Nippon Sanso Corp	1,000	6,969
Takashimaya Co Ltd	5,000	36,143
Takeda Pharmaceutical Co Ltd	6,500	285,514
TDK Corp	1,600	70,743
Teijin Ltd	9,000	27,665
Terumo Corp	1,600	75,264
The 77 Bank Ltd	4,000	17,239
The Bank of Kyoto Ltd	2,000	17,213
The Bank of Yokohama Ltd	8,000	37,800
The Chiba Bank Ltd	7,000	45,063
The Chugoku Bank Ltd	1,000	13,940
The Chugoku Electric Power Co Inc	2,700	47,336
The Dai-ichi Life Insurance Co Ltd	79	77,547
The Furukawa Electric Co Ltd	5,000	11,480
The Gunma Bank Ltd	3,000	16,498
The Hachijuni Bank Ltd	2,000	11,419
The Hiroshima Bank Ltd	5,000	23,230
The Iyo Bank Ltd	1,000	9,867
The Japan Steel Works Ltd	1,000	6,939
The Kansai Electric Power Co Inc	7,100	108,943
The Nishi-Nippon City Bank Ltd	6,000	17,253
The Shizuoka Bank Ltd	7,000	73,689
The Tokyo Electric Power Co Inc *	6,900	16,393
THK Co Ltd	700	13,754
Tobu Railway Co Ltd	8,000	40,831
Toho Co Ltd	1,000	17,812
Toho Gas Co Ltd	5,000	31,831
Tohoku Electric Power Co Inc	5,000	48,047
Tokai Rika Co Ltd	1,400	21,422
Tokio Marine Holdings Inc	6,200	137,145
Tokyo Electron Ltd	1,400	71,128
Tokyo Gas Co Ltd	22,000	101,097
Tokyu Corp	8,000	39,367
Tokyu Land Corp	4,000	15,101
TonenGeneral Sekiyu KK	4,000	43,672
Toppan Printing Co Ltd	4,000	29,380
Toray Industries Inc	12,000	85,816
Toshiba Corp	38,000	155,180
Tosoh Corp	10,000	26,716
TOTO Ltd	5,000	38,542
Toyo Seikan Kaisha Ltd	600	8,172
Toyo Suisan Kaisha Ltd	1,000	24,221
Toyota Auto Body Co Ltd * +	800	11,997
Toyota Motor Corp ADR	12,153	803,678
Toyota Tsusho Corp	1,100	19,420
Trend Micro Inc	400	11,943
Tsumura & Co	1,500	44,214
Ube Industries Ltd	4,000	10,946
Unicharm Corp	1,500	73,944
UNY Co Ltd	5,200	46,777
Ushio Inc	900	12,973
USS Co Ltd	270	24,401

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-64

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
West Japan Railway Co	1,700	$73,858
Yahoo! Japan Corp	127	40,870
Yakult Honsha Co Ltd	600	18,892
Yamada Denki Co Ltd	620	42,126
Yamaguchi Financial Group Inc	2,000	19,082
Yamaha Corp	1,400	12,822
Yamaha Motor Co Ltd	2,800	35,370
Yamato Holdings Co Ltd	2,600	43,774
Yamato Kogyo Co Ltd	1,600	45,877
Yamazaki Baking Co Ltd	2,000	26,257
Yaskawa Electric Corp	2,000	17,002
Yokogawa Electric Corp *	3,800	34,257
Zeon Corp	4,000	34,673

		18,076,658

Luxembourg - 0.4%

ArcelorMittal	3,212	58,605
ArcelorMittal ‘NY’ (NYSE)	4,480	81,491
Millicom International Cellular SA SDR	688	68,892
Oriflame Cosmetics SA SDR	375	11,803
SES SA FDR	2,371	56,882
Subsea 7 SA *	1,557	28,744
Subsea 7 SA ADR *	1,600	29,776
Tenaris SA	441	8,183
Tenaris SA ADR	1,900	70,642

		415,018

Mauritius - 0.0%

Golden Agri-Resources Ltd	44,000	24,187

Multi-National - 0.0%

HKT Trust & HKT Ltd	1,304	753

Netherlands - 2.4%

Aegon NV ‘NY’ *	15,500	62,310
Akzo Nobel NV	2,143	103,110
ASML Holding NV	1,405	58,882
ASML Holding NV ‘NY’	2,400	100,296
Delta Lloyd NV	419	7,012
European Aeronautic Defence & Space Co NV	3,985	123,978
Fugro NV CVA	493	28,496
Gemalto NV	885	42,865
Heineken NV	2,338	107,935
ING Groep NV ADR *	37,058	265,706
Koninklijke Ahold NV	10,324	138,835
Koninklijke Boskalis Westminster NV	815	29,906
Koninklijke DSM NV	1,291	59,820
Koninklijke KPN NV	14,227	169,856
Koninklijke Philips Electronics NV	4,334	90,821
Koninklijke Philips Electronics NV ‘NY’	4,649	97,397
Koninklijke Vopak NV	562	29,609
QIAGEN NV (XETR) *	2,422	33,352
Randstad Holding NV	1,099	32,351
Reed Elsevier NV	4,285	49,837
Reed Elsevier NV ADR	1,235	28,664
SBM Offshore NV	1,377	28,306
STMicroelectronics NV	2,277	13,448
STMicroelectronics NV ‘NY’	2,700	16,011
TNT Express NV	1,438	10,716
Unilever NV ‘NY’	6,450	221,687
Unilever NV CVA	8,384	287,919
Wolters Kluwer NV	2,004	34,504

		2,273,629

New Zealand - 0.1%

Auckland International Airport Ltd	15,829	31,047
Chorus Ltd *	1,862	4,523
Chorus Ltd ADR *	260	3,112
Contact Energy Ltd *	4,031	16,535
Fletcher Building Ltd (NZX)	5,348	25,546
Telecom Corp of New Zealand Ltd	9,312	14,901
Telecom Corp of New Zealand Ltd ADR (NYSE)	1,300	10,387

		106,051

Norway - 0.8%

Aker Solutions ASA	1,361	14,236
DnB ASA	9,433	92,171
Fred Olsen Energy ASA	553	18,559
Marine Harvest ASA	33,007	14,211
Norsk Hydro ASA	8,825	40,861
Orkla ASA	7,108	52,900
Petroleum Geo-Services ASA *	4,001	43,479
Schibsted ASA	1,909	47,390
Statoil ASA	7,444	190,657
Statoil ASA ADR	2,200	56,342
Storebrand ASA	4,286	22,134
Telenor ASA	6,275	102,665
TGS Nopec Geophysical Co ASA	497	10,987
Yara International ASA	1,515	60,686

		767,278

Papua New Guinea - 0.1%

Oil Search Ltd	10,176	64,905

Portugal - 0.2%

Banco Espirito Santo SA	2,884	5,032
Cimpor Cimentos de Portugal SGPS SA	1,552	10,678
EDP - Energias de Portugal SA	18,642	57,680
Galp Energia SGPS SA ‘B’	1,656	24,368
Jeronimo Martins SGPS SA *	2,513	41,506
Portugal Telecom SGPS SA	1,973	11,374
Portugal Telecom SGPS SA ADR	3,200	18,464

		169,102

Singapore - 1.3%

CapitaLand Ltd	18,000	30,584
City Developments Ltd	5,000	34,231
ComfortDelGro Corp Ltd	9,831	10,710
DBS Group Holdings Ltd	14,182	125,629
Fraser and Neave Ltd	13,000	62,062
Jardine Cycle & Carriage Ltd	1,000	37,135
Keppel Corp Ltd	13,800	98,651
Keppel Land Ltd	4,000	6,825
Olam International Ltd	18,000	29,444
Oversea-Chinese Banking Corp Ltd	21,832	131,459
SembCorp Industries Ltd	11,000	34,229
SembCorp Marine Ltd	12,000	35,195
Singapore Airlines Ltd	4,000	31,270
Singapore Exchange Ltd	11,000	51,872
Singapore Press Holdings Ltd	10,000	28,422
Singapore Technologies Engineering Ltd	17,000	35,206
Singapore Telecommunications Ltd	34,000	81,037
Singapore Telecommunications Ltd Board Lot 10	34,000	81,042
SMRT Corp Ltd	27,000	36,855
United Industrial Corp Ltd	9,000	18,936
United Overseas Bank Ltd	12,090	141,981
UOL Group Ltd	4,000	12,307
Venture Corp Ltd	2,000	9,566
Wilmar International Ltd	17,000	65,486

		1,230,134

Spain - 3.0%

Abertis Infraestructuras SA	3,381	53,797
Acciona SA	165	14,230

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-65

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Acerinox SA	977	$12,469
ACS Actividades de Construccion y Servicios SA	1,324	39,193
Amadeus IT Holding SA ‘A’	2,488	40,192
Banco Bilbao Vizcaya Argentaria SA	30,508	262,208
Banco Bilbao Vizcaya Argentaria SA ADR	13,766	117,975
Banco de Sabadell SA	13,826	52,347
Banco Popular Espanol SA	7,391	33,632
Banco Santander SA	48,777	368,527
Banco Santander SA ADR	29,287	220,238
CaixaBank SA	9,684	47,353
Distribuidora Internacional de Alimentacion SA *	2,860	12,909
Ebro Puleva SA	1,560	28,914
EDP Renovaveis SA *	538	3,284
Enagas SA	1,461	26,934
Ferrovial SA	3,726	44,924
Fomento de Construcciones y Contratas SA	118	3,057
Gas Natural SDG SA	3,510	60,069
Grifols SA *	991	16,637
Iberdrola SA	35,207	219,552
Inditex SA	1,970	160,955
International Consolidated Airlines Group SA *	13,807	31,468
Mapfre SA	4,248	13,426
Red Electrica Corp SA	930	39,682
Repsol YPF SA	2,424	74,054
Repsol YPF SA ADR	4,973	151,726
Telefonica SA	9,855	170,075
Telefonica SA ADR	27,654	475,372
Zardoya Otis SA	1,175	16,068

		2,811,267

Sweden - 2.7%

Alfa Laval AB	2,566	48,399
Assa Abloy AB ‘B’	2,456	61,507
Atlas Copco AB ‘A’ *	5,745	122,984
Atlas Copco AB ‘B’ *	2,648	50,109
Boliden AB	3,407	49,407
Electrolux AB ‘B’	2,145	34,031
Elekta AB ‘B’	1,235	53,410
Getinge AB ‘B’	1,869	47,214
Hennes & Mauritz AB ‘B’	9,622	308,738
Hexagon AB ‘B’	2,363	35,110
Husqvarna AB ‘B’	5,332	24,501
Lundin Petroleum AB *	2,639	64,749
Meda AB ‘A’	1,340	13,908
Modern Times Group AB ‘B’	577	27,470
Nordea Bank AB	24,087	185,949
Ratos AB ‘B’	1,160	13,560
Sandvik AB	9,548	116,495
Scania AB ‘B’	2,860	42,196
Securitas AB ‘B’	3,834	33,050
Skandinaviska Enskilda Banken AB ‘A’	12,009	69,791
Skanska AB ‘B’	3,134	51,686
SKF AB ‘B’	3,713	78,394
SSAB AB ‘A’	1,095	9,585
Svenska Cellulosa AB ‘B’	4,563	67,548
Svenska Handelsbanken AB ‘A’	4,129	108,437
Swedbank AB ‘A’	7,651	98,907
Swedish Match AB	1,925	68,319
Tele2 AB ‘B’	3,113	60,506
Telefonaktiebolaget LM Ericsson ‘A’	808	8,140
Telefonaktiebolaget LM Ericsson ‘B’	11,497	116,785
Telefonaktiebolaget LM Ericsson ADR	15,480	156,812
TeliaSonera AB	18,417	124,771
Volvo AB ‘A’	3,433	37,800
Volvo AB ‘B’	11,270	122,523

		2,512,791

Switzerland - 7.4%

ABB Ltd ADR *	20,100	378,483
Actelion Ltd *	836	28,585
Adecco SA *	1,167	48,638
Aryzta AG	657	31,700
Baloise Holding AG	636	43,427
Banque Cantonale Vaudoise	27	13,086
Barry Callebaut AG *	8	7,874
Cie Financiere Richemont SA ‘A’	4,599	231,572
Clariant AG *	1,341	13,159
Credit Suisse Group AG *	4,369	102,514
Credit Suisse Group AG ADR	5,100	119,748
EMS-Chemie Holding AG	34	5,755
Galenica AG	61	35,618
Geberit AG *	321	61,796
Givaudan SA *	82	77,829
Holcim Ltd *	2,176	116,252
Julius Baer Group Ltd *	2,184	84,940
Kuehne + Nagel International AG	452	50,589
Lindt & Spruengli AG	1	33,381
Lonza Group AG *	94	5,531
Nestle SA	29,116	1,671,631
Novartis AG	7,018	400,913
Novartis AG ADR	14,572	833,081
Partners Group Holding AG	54	9,407
PSP Swiss Property AG *	103	8,603
Roche Holding AG (XSWX)	222	39,312
Roche Holding AG (XVTX)	6,043	1,021,978
Schindler Holding AG	103	11,935
SGS SA	48	79,254
Sika AG	13	24,426
Sonova Holding AG *	337	35,243
Sulzer AG	117	12,451
Swiss Life Holding AG *	276	25,237
Swiss Re AG *	3,076	156,656
Swisscom AG	190	71,835
Syngenta AG *	103	30,315
Syngenta AG ADR *	4,185	246,664
The Swatch Group AG	293	109,167
The Swatch Group AG (Registered)	402	26,694
UBS AG (NYSE) *	12,300	145,509
UBS AG (XVTX) *	19,678	233,741
Zurich Financial Services AG *	1,309	295,592

		6,980,121

United Kingdom - 20.3%

Aberdeen Asset Management PLC	1,126	3,694
Admiral Group PLC	2,694	35,598
Aggreko PLC	2,500	77,982
AMEC PLC	2,189	30,712
Anglo American PLC	11,503	423,953
Antofagasta PLC	3,300	61,785
ARM Holdings PLC	1,325	12,215
ARM Holdings PLC ADR	3,200	88,544
Associated British Foods PLC	3,110	53,429
AstraZeneca PLC ADR	11,798	546,129
Aviva PLC	24,936	115,760
Babcock International Group PLC	3,081	35,051
BAE Systems PLC	27,714	122,195
Barclays PLC	19,953	54,052
Barclays PLC ADR	19,310	212,217
BG Group PLC	29,849	636,599
BHP Billiton PLC	5,427	157,796
BHP Billiton PLC ADR	6,742	393,665
BP PLC ADR	28,328	1,210,739
British American Tobacco PLC	12,093	573,396
British American Tobacco PLC ADR	2,679	254,184
British Sky Broadcasting Group PLC	3,060	34,772
British Sky Broadcasting Group PLC ADR	1,925	87,183

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-66

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
BT Group PLC	29,610	$87,440
BT Group PLC ADR	3,650	108,186
Bunzl PLC	2,359	32,279
Burberry Group PLC	4,284	78,398
Cairn Energy PLC *	9,151	37,620
Carnival PLC ADR	1,664	54,796
Centrica PLC	45,436	203,921
Cobham PLC	11,849	33,621
Compass Group PLC	16,466	155,907
Croda International PLC	998	27,921
Diageo PLC ADR	5,645	493,486
Eurasian Natural Resources Corp PLC	3,202	31,390
Experian PLC	9,019	122,468
Ferrexpo PLC	2,126	8,856
Fresnillo PLC	1,056	24,990
G4S PLC	12,914	54,356
Genting Singapore PLC *	54,000	62,665
GKN PLC	9,825	27,764
GlaxoSmithKline PLC	1,836	41,866
GlaxoSmithKline PLC ADR	22,637	1,032,926
HSBC Holdings PLC (LI)	6,138	46,595
HSBC Holdings PLC ADR	30,543	1,163,688
ICAP PLC	3,061	16,468
IMI PLC	2,849	33,451
Imperial Tobacco Group PLC	8,589	324,663
Informa PLC	834	4,662
Inmarsat PLC	1,411	8,833
InterContinental Hotels Group PLC	1,470	26,293
InterContinental Hotels Group PLC ADR	1,350	24,286
International Power PLC	12,337	64,542
Intertek Group PLC	1,053	33,152
Invensys PLC	2,790	9,097
Investec PLC	5,925	31,070
ITV PLC	20,649	21,773
J. Sainsbury PLC	14,201	66,720
John Wood Group PLC	2,846	28,193
Johnson Matthey PLC	2,490	70,900
Kazakhmys PLC	2,794	39,913
Kingfisher PLC	22,095	85,900
Legal & General Group PLC	35,366	56,143
Lloyds Banking Group PLC *	131,830	52,654
Lloyds Banking Group PLC ADR *	13,200	20,724
London Stock Exchange Group PLC	2,376	29,290
Lonmin PLC	523	7,911
Man Group PLC	10,938	21,215
Marks & Spencer Group PLC	12,977	62,604
Meggitt PLC	4,418	24,176
Mondi PLC	4,039	28,500
National Grid PLC	24,520	237,896
National Grid PLC ADR	1,521	73,738
Next PLC	1,347	57,214
Old Mutual PLC	53,952	112,909
Pearson PLC	532	9,963
Pearson PLC ADR	6,000	113,220
Pennon Group PLC	3,044	33,731
Petrofac Ltd	2,095	46,785
Prudential PLC	7,136	70,315
Prudential PLC ADR	7,546	148,958
Randgold Resources Ltd	856	87,470
Reckitt Benckiser Group PLC	5,482	270,144
Reed Elsevier PLC ADR	2,500	80,600
Resolution Ltd	11,684	45,420
Rexam PLC	7,451	40,772
Rio Tinto PLC	309	14,954
Rio Tinto PLC ADR	11,900	582,148
Rolls-Royce Holdings PLC *	16,609	191,842
Royal Dutch Shell PLC ‘A’ (LI)	208	7,647
Royal Dutch Shell PLC ‘B’	19,523	742,971
Royal Dutch Shell PLC ‘B’ ADR	17,553	1,334,204
RSA Insurance Group PLC	31,831	51,777
SABMiller PLC	8,428	295,467
Schroders PLC	551	11,197
Serco Group PLC	2,989	21,979
Severn Trent PLC	2,185	50,658
Shire PLC ADR	1,676	174,136
Smith & Nephew PLC ADR	1,821	87,681
Smiths Group PLC	2,893	40,921
SSE PLC	8,387	168,018
Standard Chartered PLC	18,512	403,053
Standard Life PLC	16,914	53,930
Tate & Lyle PLC	3,420	37,342
Tesco PLC	71,012	444,540
The Capita Group PLC	4,298	41,914
The Royal Bank of Scotland Group PLC *	41,292	13,091
The Royal Bank of Scotland Group PLC ADR *	3,700	23,569
The Sage Group PLC	9,575	43,694
The Weir Group PLC	2,314	72,596
Tullow Oil PLC	7,972	173,285
Unilever PLC	1,404	47,127
Unilever PLC ADR	9,431	316,127
United Utilities Group PLC	6,352	59,747
Vedanta Resources PLC	445	6,963
Vodafone Group PLC	176,000	488,639
Vodafone Group PLC ADR	25,926	726,706
Whitbread PLC	1,249	30,302
WM Morrison Supermarkets PLC	17,587	88,880
Wolseley PLC	2,623	86,454
WPP PLC ADR	2,175	113,600
Xstrata PLC	15,180	228,594

		19,050,810

United States - 0.1%

Synthes Inc ~	352	58,921

Total Common Stocks
(Cost $99,222,781)		93,384,945

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $803,755; collateralized by Fannie Mae: 0.000% due 06/06/12 and value $824,588)	$803,754	803,754

Total Short-Term Investment
(Cost $803,754)		803,754

TOTAL INVESTMENTS - 100.1%
(Cost $100,048,716)		94,208,178

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(139,652)

NET ASSETS - 100.0%		$94,068,526

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-67

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Financials	20.3%
Industrials	12.0%
Energy	11.6%
Materials	11.4%
Consumer Staples	10.8%
Health Care	9.3%
Consumer Discretionary	9.2%
Telecommunication Services	5.7%
Information Technology	4.6%
Utilities	4.3%
Short-Term Investment	0.9%

100.1%
Other Assets & Liabilities, Net	(0.1%)

100.0%

(b)	As of December 31, 2011, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	20.3%
Japan	19.2%
Canada	11.4%
France	7.8%
Switzerland	7.4%
Australia	7.4%
Germany	6.9%
Spain	3.0%
Sweden	2.7%
Netherlands	2.4%
Italy	1.9%
Hong Kong	1.8%
Singapore	1.3%
United States (Includes Short-Term Investment)	1.0%
Others (each less than 1.0%)	5.6%

100.1%
Other Assets & Liabilities, Net	(0.1%)

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	An investment with a total aggregate value of $11,997 or less than 0.1% of the net assets was valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-68

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$19,479	$-	$19,479	$-
	Common Stocks
	Australia	6,967,110	1,590,354	5,376,756	-
	Austria	184,726	-	184,726	-
	Belgium	794,952	413,690	381,262	-
	Bermuda	421,227	-	421,227	-
	Canada	10,682,876	10,682,876	-	-
	Cayman	137,221	-	137,221	-
	Cyprus	5,712	-	5,712	-
	Denmark	859,619	373,097	486,522	-
	Finland	702,263	94,472	607,791	-
	France	7,328,095	573,746	6,754,349	-
	Germany	6,518,845	1,141,297	5,377,548	-
	Greece	40,875	15,054	25,821	-
	Hong Kong	1,667,412	-	1,667,412	-
	Ireland	291,869	130,812	161,057	-
	Israel	497,367	371,548	125,819	-
	Italy	1,743,151	220,825	1,522,326	-
	Japan	18,076,658	2,965,977	15,110,681	-
	Luxembourg	415,018	181,909	233,109	-
	Mauritius	24,187	-	24,187	-
	Multi-National	753	753	-	-
	Netherlands	2,273,629	792,071	1,481,558	-
	New Zealand	106,051	18,022	88,029	-
	Norway	767,278	56,342	710,936	-
	Papua New Guinea	64,905	-	64,905	-
	Portugal	169,102	18,464	150,638	-
	Singapore	1,230,134	-	1,230,134	-
	Spain	2,811,267	965,311	1,845,956	-
	Sweden	2,512,791	156,812	2,355,979	-
	Switzerland	6,980,121	1,723,485	5,256,636	-
	United Kingdom	19,050,810	9,465,440	9,585,370	-
	United States	58,921	-	58,921	-

		93,384,945	31,952,357	61,432,588	-
	Short-Term Investment	803,754	-	803,754	-

	Total	$94,208,178	$31,952,357	$62,255,821	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-69

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
PREFERRED STOCKS - 7.7%

Brazil - 7.5%

AES Tiete SA	2,800	40,351
Banco Bradesco SA	1,300	21,431
Banco Bradesco SA ADR	15,446	257,639
Banco do Estado do Rio Grande do Sul SA	1,000	10,722
Brasil Telecom SA ADR	1,200	21,348
Braskem SA ADR	2,100	29,610
Centrais Eletricas Brasileiras SA ADR	800	11,600
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	1,400	51,002
Cia de Bebidas das Americas ADR	6,750	243,608
Cia Energetica de Minas Gerais	3,190	56,899
Cia Energetica de Sao Paulo ‘B’	3,500	62,016
Gerdau SA	4,561	35,456
Gerdau SA ADR	6,842	53,436
Gol Linhas Aereas Inteligentes SA ADR	1,192	7,903
Itau Unibanco Holding SA	2,700	49,201
Itau Unibanco Holding SA ADR	19,300	358,208
Lojas Americanas SA	4,790	36,723
Petroleo Brasileiro SA	882	10,162
Petroleo Brasileiro SA ADR	19,844	466,136
Tele Norte Leste Participacoes SA ADR	6,200	58,962
Ultrapar Participacoes SA ADR	3,200	55,040
Usinas Siderurgicas de Minas Gerais SA ‘A’	2,205	11,999
Vale SA ‘A’	500	10,138
Vale SA ADR	18,398	378,999

		2,338,589

Colombia - 0.2%

BanColombia SA ADR	800	47,648

Total Preferred Stocks
(Cost $2,311,263)		2,386,237

COMMON STOCKS - 91.6%

Bermuda - 0.7%

Brilliance China Automotive Holdings Ltd *	60,000	64,941
China Yurun Food Group Ltd	12,000	15,796
COSCO Pacific Ltd	24,182	28,179
Credicorp Ltd	400	43,788
GOME Electrical Appliances Holdings Ltd	131,000	30,453
Huabao International Holdings Ltd	22,414	11,495
Kunlun Energy Co Ltd	20,000	28,295

		222,947

Brazil - 7.1%

AES Tiete SA	1,400	17,743
All America Latina Logistica SA	3,300	16,453
Amil Participacoes SA	3,700	32,591
Banco Bradesco SA	5,043	68,375
Banco do Brasil SA	5,237	66,542
Banco Santander Brasil SA ADR	8,039	65,437
BM&FBOVESPA SA	19,129	100,503
BR Malls Participacoes SA	1,600	15,543
Brasil Telecom SA	1,200	7,521
BRF - Brasil Foods SA ADR	7,300	142,715
CCR SA	9,200	60,273
Centrais Eletricas Brasileiras SA ADR	2,651	25,741
CETIP SA - Balcao Organizado de Ativos e Derivativos	2,800	40,456
Cia de Saneamento Basico do Estado de Sao Paulo ADR *	1,300	72,345
Cia Siderurgica Nacional SA ADR	8,700	71,166
Cielo SA	2,000	51,682
Cosan SA Industria e Comercio	776	11,233
CPFL Energia SA ADR	1,160	32,724
Cyrela Brazil Realty SA Empreendimentos e Participacoes	4,100	32,620
Diagnosticos da America SA	1,100	9,141
Duratex SA	3,000	14,347
Embraer SA ADR	2,500	63,050
Fibria Celulose SA ADR	2,900	22,533
Itau Unibanco Holding SA	2,600	37,650
Lojas Americanas SA	1,630	11,238
Lojas Renner SA	1,600	41,526
Natura Cosmeticos SA	1,821	35,400
OGX Petroleo e Gas Participacoes SA *	10,000	73,020
PDG Realty SA Empreendimentos e Participacoes	21,100	66,742
Petroleo Brasileiro SA	4,478	55,217
Petroleo Brasileiro SA ADR	13,336	331,399
Porto Seguro SA	2,300	26,264
Redecard SA	3,700	57,903
Souza Cruz SA	4,300	52,815
Telefonica Brasil SA ADR	1,590	43,455
Tim Participacoes SA	7,200	35,667
Vale SA ADR	11,711	251,201
Weg SA	3,200	32,219

		2,192,450

Cayman - 2.4%

Anta Sports Products Ltd	11,000	13,075
Belle International Holdings Ltd	33,000	57,827
China Mengniu Dairy Co Ltd	29,000	67,769
China Resources Cement Holdings Ltd	52,000	38,435
China Resources Land Ltd	16,000	25,708
Country Garden Holdings Co Ltd	62,000	23,180
ENN Energy Holdings Ltd	10,000	32,039
Evergrande Real Estate Group Ltd	38,000	15,814
GCL-Poly Energy Holdings Ltd	89,000	24,656
Hengan International Group Co Ltd	6,000	55,933
Kingboard Chemical Holdings Ltd	8,500	25,145
Longfor Properties Co Ltd	31,500	35,676
Renhe Commercial Holdings Co Ltd	274,000	31,284
Shimao Property Holdings Ltd	24,926	21,133
Tencent Holdings Ltd	8,900	179,114
Tingyi Holding Corp	18,000	54,762
Want Want China Holdings Ltd	37,000	37,016

		738,566

Chile - 2.2%

Banco de Chile ADR	756	61,803
Banco de Credito e Inversiones	828	46,221
Banco Santander Chile SA ADR	600	45,420
CAP SA	1,029	37,595
Cencosud SA	6,676	38,424
Cia Cervecerias Unidas SA ADR	100	6,310
Cia General de Electricidad SA	3,373	16,167
Empresa Nacional de Electricidad SA ADR	1,700	75,395
Empresa Nacional de Telecomunicaciones SA	966	17,944
Empresas CMPC SA	13,812	50,755
Empresas COPEC SA	4,084	54,755
Enersis SA ADR	4,200	74,046
Lan Airlines SA ADR	2,200	51,128
SACI Falabella	4,670	36,317
Sociedad Quimica y Minera de Chile SA ADR	1,300	70,005

		682,285

China - 8.1%

Agricultural Bank of China Ltd ‘H’	44,000	19,033
Aluminum Corp of China Ltd ADR	2,300	24,840
Anhui Conch Cement Co Ltd ‘H’	12,000	35,348
Bank of China Ltd ‘H’	561,400	207,884

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-70

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Bank of Communications Co Ltd ‘H’	56,925	$39,691
BBMG Corp ‘H’	36,500	24,146
BYD Co Ltd ‘H’ *	11,000	23,712
China BlueChemical Ltd ‘H’	22,000	16,609
China Citic Bank Corp Ltd ‘H’	105,000	59,490
China Coal Energy Co Ltd ‘H’	52,000	56,261
China Communications Construction Co Ltd ‘H’	42,000	32,843
China Construction Bank Corp ‘H’	380,340	265,907
China Life Insurance Co Ltd ADR	4,353	160,930
China Longyuan Power Group Corp ‘H’	30,000	23,503
China Merchants Bank Co Ltd ‘H’	32,300	65,508
China Minsheng Banking Corp Ltd ‘H’	43,500	37,828
China National Building Material Co Ltd ‘H’	20,000	22,698
China Oilfield Services Ltd ‘H’	14,000	21,973
China Pacific Insurance Group Co Ltd ‘H’	12,200	34,754
China Petroleum & Chemical Corp ADR	1,400	147,070
China Shenhua Energy Co Ltd ‘H’	27,500	119,325
China Shipping Container Lines Co Ltd ‘H’ *	95,000	21,528
China Shipping Development Co Ltd ‘H’	24,000	14,909
China Telecom Corp Ltd ADR	1,100	62,843
Dongfeng Motor Group Co Ltd ‘H’	28,000	48,004
Great Wall Motor Co Ltd ‘H’	31,000	45,376
Industrial & Commercial Bank of China ‘H’	465,045	277,367
Jiangsu Expressway Co Ltd ‘H’	46,000	42,200
Jiangxi Copper Co Ltd ‘H’	15,000	32,429
Maanshan Iron & Steel ‘H’	60,000	19,295
PetroChina Co Ltd ADR	1,750	217,542
PICC Property & Casualty Co Ltd ‘H’	16,000	21,655
Ping An Insurance Group Co Ltd ‘H’	17,000	112,645
Sinopec Shanghai Petrochemical Co Ltd ADR	619	20,477
Sinopharm Group Co Ltd ‘H’	2,000	4,798
Yanzhou Coal Mining Co Ltd ADR	1,600	33,936
Zhaojin Mining Industry Co Ltd ‘H’	29,000	46,104
Zhuzhou CSR Times Electric Co Ltd ‘H’	8,000	17,484
Zijin Mining Group Co Ltd ‘H’	112,000	42,104

		2,520,049

Colombia - 0.2%

Ecopetrol SA ADR	1,757	78,222

Czech Republic - 0.6%

CEZ AS	3,220	128,102
Komercni Banka AS	225	37,926
Telefonica Czech Republic AS	1,470	28,499

		194,527

Egypt - 0.1%

Commercial International Bank SAE GDR	2,976	8,958
Orascom Construction Industries GDR	720	24,408

		33,366

Hong Kong - 3.8%

Beijing Enterprises Holdings Ltd	9,500	57,133
China Agri-Industries Holdings Ltd	19,000	14,472
China Everbright Ltd	8,000	12,431
China Merchants Holdings International Co Ltd	14,000	40,400
China Mobile Ltd ADR	9,650	467,929
China Overseas Land & Investment Ltd	26,000	43,595
China Resources Enterprise Ltd	10,000	34,049
China Resources Power Holdings Co Ltd	10,000	19,172
China Taiping Insurance Holdings Co Ltd *	15,400	28,380
China Unicom Ltd ADR	5,300	111,989
Citic Pacific Ltd	11,000	19,722
CNOOC Ltd ADR	1,380	241,058
Fosun International Ltd	71,500	36,792
Lenovo Group Ltd	72,000	47,847
Shanghai Industrial Holdings Ltd	5,169	14,159

		1,189,128

Hungary - 0.4%

MOL Hungarian Oil and Gas PLC *	390	27,760
OTP Bank PLC	4,369	57,970
Richter Gedeon	182	25,517

		111,247

India - 7.3%

ACC Ltd	728	15,623
Adani Enterprises Ltd	1,199	6,592
Adani Power Ltd *	10,755	12,752
Ambuja Cements Ltd	3,982	11,694
Asian Paints Ltd	136	6,613
Axis Bank Ltd	2,048	31,075
Bajaj Auto Ltd	565	16,915
Bharat Heavy Electricals Ltd	6,715	30,165
Bharti Airtel Ltd	15,159	98,035
Cipla Ltd	1,701	10,222
DLF Ltd	2,593	8,920
Dr Reddy’s Laboratories Ltd ADR	1,900	55,917
Federal Bank Ltd	1,667	10,630
GAIL India Ltd	5,282	38,281
GAIL India Ltd GDR	280	12,254
HCL Technologies Ltd	2,226	16,213
HDFC Bank Ltd	13,784	110,606
Hero MotoCorp Ltd	938	33,646
Hindalco Industries Ltd	15,938	34,622
Hindustan Unilever Ltd	8,174	62,528
ICICI Bank Ltd ADR	7,000	185,010
Idea Cellular Ltd *	30,201	47,135
Indian Oil Corp Ltd	7,289	34,996
Infosys Ltd ADR	6,000	308,280
Infrastructure Development Finance Co Ltd	16,783	28,784
ITC Ltd	19,056	71,923
Jaiprakash Associates Ltd	8,883	8,771
Jindal Steel & Power Ltd	5,356	45,659
JSW Steel Ltd	858	8,136
Kotak Mahindra Bank Ltd	2,754	22,199
Larsen & Toubro Ltd	1,154	21,582
Mahindra & Mahindra Ltd	3,208	41,003
Mundra Port and Special Economic Zone Ltd	9,699	21,887
National Aluminium Co Ltd	5,262	5,048
NTPC Ltd	11,174	33,671
Oil & Natural Gas Corp Ltd	8,392	40,516
Oil India Ltd	1,836	41,103
Power Grid Corp of India Ltd	22,814	42,998
Ranbaxy Laboratories Ltd	510	3,859
Reliance Industries Ltd GDR (LI) ~	8,064	214,090
Reliance Power Ltd *	15,483	20,571
Sesa Goa Ltd	3,750	11,578
Shriram Transport Finance Co Ltd	534	4,225
State Bank of India	670	20,473
Sterlite Industries India Ltd ADR	4,900	33,957
Sun Pharmaceutical Industries Ltd	2,040	19,059
Tata Consultancy Services Ltd	4,264	92,691
Tata Motors Ltd ADR	3,200	54,080
Tata Power Co Ltd	7,070	11,621
Tata Steel Ltd	5,646	35,457
UltraTech Cement Ltd	342	7,454
United Spirits Ltd	921	8,467
Wipro Ltd	6,066	45,466
Yes Bank Ltd	7,759	34,847

		2,249,899

Indonesia - 3.5%

P.T. Adaro Energy Tbk	212,500	41,465
P.T. Astra International Tbk	25,500	208,044
P.T. Bank Central Asia Tbk	156,000	137,603
P.T. Bank Danamon Indonesia Tbk	14,500	6,561
P.T. Bank Mandiri Tbk	111,129	82,450

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-71

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
P.T. Bank Negara Indonesia Persero Tbk	55,000	$23,041
P.T. Bank Rakyat Indonesia Persero Tbk	176,000	130,973
P.T. Bumi Resources Tbk	122,000	29,137
P.T. Charoen Pokphand Indonesia Tbk	88,000	20,787
P.T. Gudang Garam Tbk	8,500	58,153
P.T. Indo Tambangraya Megah Tbk	7,000	29,828
P.T. Indocement Tunggal Prakarsa Tbk	7,500	14,068
P.T. Indofood Sukses Makmur Tbk	40,000	20,288
P.T. Kalbe Farma Tbk	28,000	10,506
P.T. Perusahaan Gas Negara Tbk	102,500	35,932
P.T. Semen Gresik Persero Tbk	25,000	31,578
P.T. Tambang Batubara Bukit Asam Tbk	24,000	45,909
P.T. Telekomunikasi Indonesia Tbk ADR	3,100	95,294
P.T. United Tractors Tbk	22,696	65,821

		1,087,438

Luxembourg - 0.1%

Kernel Holding SA *	891	17,928

Malaysia - 3.7%

AirAsia Bhd	6,000	7,120
AMMB Holdings Bhd	9,700	18,216
Axiata Group Bhd	24,200	39,117
British American Tobacco Malaysia Bhd	3,600	56,709
CIMB Group Holdings Bhd	63,000	147,657
DiGi.Com Bhd	40,900	50,020
Genting Bhd	22,300	77,254
Genting Malaysia Bhd	61,900	74,842
IOI Corp Bhd	42,246	71,593
Kuala Lumpur Kepong Bhd	8,500	60,789
Malayan Banking Bhd	54,076	146,227
Maxis Bhd	27,900	48,205
MISC Bhd	23,160	39,903
Petronas Gas Bhd	5,700	27,329
PPB Group Bhd	8,300	44,876
Sime Darby Bhd	41,100	119,333
Tenaga Nasional Bhd	18,800	34,948
YTL Corp Bhd	105,570	49,221
YTL Power International Bhd	55,000	30,899

		1,144,258

Mexico - 5.9%

Alfa SAB de CV ‘A’	4,300	46,865
America Movil SAB de CV ‘L’	29,072	32,875
America Movil SAB de CV ‘L’ ADR	18,100	409,060
Arca Continental SAB de CV	7,000	29,847
Cemex SAB de CV ADR *	13,606	73,336
Coca-Cola Femsa SAB de CV ADR	600	57,126
Fomento Economico Mexicano SAB de CV ADR	3,600	250,956
Grupo Aeroportuario del Pacifico SAB de CV ADR	711	24,003
Grupo Bimbo SAB de CV	11,400	23,282
Grupo Elektra SAB de CV	1,215	121,894
Grupo Financiero Banorte SAB de CV ‘O’	11,748	35,569
Grupo Financiero Inbursa SAB de CV ‘O’	12,400	22,819
Grupo Mexico SAB de CV ‘B’	37,862	99,548
Grupo Modelo SAB de CV ‘C’	10,549	66,523
Grupo Televisa SAB ADR	8,100	170,586
Impulsora del Desarrollo y el Empleo en America Latina SA de CV ‘B’ *	300	467
Industrias Penoles SA de CV ‘B’	1,075	47,376
Kimberly-Clark de Mexico SAB de CV ‘A’	9,000	48,951
Mexichem SAB de CV	13,700	42,902
Minera Frisco SAB de CV ‘A1’ *	9,900	35,756
Organizacion Soriana SAB de CV ‘B’ *	7,368	17,820
Wal-Mart de Mexico SAB de CV ‘V’	60,800	166,871

		1,824,432

Netherlands - 0.1%

X5 Retail Group NV GDR *	1,178	26,895

Peru - 0.2%

Cia de Minas Buenaventura SA ADR	1,598	61,267

Philippines - 0.9%

Alliance Global Group Inc	169,300	40,143
Ayala Corp	6,876	48,821
Ayala Land Inc	55,300	19,225
Bank of the Philippine Islands	8,000	10,107
BDO Unibank Inc	13,000	17,509
Metropolitan Bank & Trust	31,690	49,304
San Miguel Corp	19,060	50,947
SM Investments Corp	1,220	16,274
SM Prime Holdings Inc	51,200	15,534

		267,864

Poland - 1.1%

Bank Pekao SA	1,251	50,946
BRE Bank SA *	100	7,089
KGHM Polska Miedz SA	1,479	47,065
PGE SA	5,440	32,543
Polski Koncern Naftowy ORLEN SA *	4,829	47,357
Polskie Gornictwo Naftowe i Gazownictwo SA	22,886	27,015
Powszechna Kasa Oszczednosci Bank Polski SA	6,680	61,852
Powszechny Zaklad Ubezpieczen SA	465	41,529
Telekomunikacja Polska SA	7,313	36,506

		351,902

Russia - 4.8%

Federal Hydrogenerating Co JSC ADR	17,420	53,131
Gazprom OAO ADR (LI)	30,836	327,884
Gazprom OAO ADR (OTC)	28,400	303,340
Lukoil OAO ADR (LI)	3,725	196,821
Lukoil OAO ADR (OTC)	1,746	92,887
Mechel ADR	1,900	16,150
MMC Norilsk Nickel OJSC ADR	5,966	91,217
Novolipetsk Steel OJSC GDR	1,300	25,532
Rosneft Oil Co GDR	19,300	127,380
Severstal NA GDR	3,870	44,079
Surgutneftegas OJSC ADR (LI)	5,928	46,315
Surgutneftegas OJSC ADR (OTC)	3,494	27,568
Uralkali GDR (LI)	2,122	76,208
Uralkali GDR (OTC)	839	30,204
VTB Bank OJSC GDR	10,700	38,611

		1,497,327

South Africa - 8.5%

ABSA Group Ltd	927	16,163
African Bank Investments Ltd	12,684	53,769
African Rainbow Minerals Ltd	1,851	39,159
Anglo American Platinum Ltd	1,008	66,353
AngloGold Ashanti Ltd ADR	4,400	186,780
ArcelorMittal South Africa Ltd	3,427	29,048
Aspen Pharmacare Holdings Ltd *	4,869	58,265
Barloworld Ltd	1,118	10,396
Bidvest Group Ltd	4,150	79,392
Discovery Holdings Ltd	4,168	22,441
FirstRand Ltd	24,310	62,296
Gold Fields Ltd ADR	10,500	160,125
Harmony Gold Mining Co Ltd ADR	5,600	65,184
Impala Platinum Holdings Ltd	4,713	97,596
Imperial Holdings Ltd	1,203	18,369
Kumba Iron Ore Ltd	1,066	65,789
Liberty Holdings Ltd	2,176	21,373

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-72

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Life Healthcare Group Holdings Ltd	11,043	$28,213
Massmart Holdings Ltd	1,068	22,316
MMI Holdings Ltd	12,543	26,567
Mr. Price Group Ltd	1,970	19,442
MTN Group Ltd	13,889	246,678
Naspers Ltd ‘N’	5,411	235,907
Nedbank Group Ltd	3,927	70,390
Netcare Ltd	22,886	38,113
Pretoria Portland Cement Co Ltd	640	2,171
Sanlam Ltd	21,483	76,748
Sasol Ltd ADR	5,349	253,543
Shoprite Holdings Ltd	6,798	114,501
Standard Bank Group Ltd	11,999	146,470
Steinhoff International Holdings Ltd *	26,558	75,403
Telkom SA Ltd	6,381	22,927
The Foschini Group Ltd	1,154	14,979
The SPAR Group Ltd	2,292	30,785
Tiger Brands Ltd	2,572	79,798
Truworths International Ltd	3,706	33,837
Vodacom Group Ltd	2,099	23,099
Woolworths Holdings Ltd	7,243	34,948

		2,649,333

South Korea - 14.8%

Amorepacific Corp *	28	25,573
Cheil Industries Inc *	540	47,421
CJ CheilJedang Corp *	51	12,825
Daelim Industrial Co Ltd *	470	36,715
Daewoo International Corp *	650	16,329
Daewoo Securities Co Ltd	3,091	28,095
Daewoo Shipbuilding & Marine Engineering Co Ltd *	1,510	32,032
Dongbu Insurance Co Ltd	1,180	54,772
Doosan Corp	175	21,756
Doosan Heavy Industries and Construction Co Ltd *	193	10,924
Doosan Infracore Co Ltd *	1,790	27,871
E-Mart Co Ltd *	167	40,468
GS Engineering & Construction Corp *	488	39,377
GS Holdings *	712	31,498
Hana Financial Group Inc	2,120	65,283
Hankook Tire Co Ltd *	600	23,506
Hanwha Chem Corp *	1,080	23,126
Hanwha Corp *	420	12,108
Honam Petrochemical Corp *	53	13,850
Hynix Semiconductor Inc *	5,310	101,363
Hyundai Department Store Co Ltd *	294	41,646
Hyundai Engineering & Construction Co Ltd *	272	16,654
Hyundai Glovis Co Ltd *	175	29,196
Hyundai Heavy Industries Co Ltd *	334	74,854
Hyundai Marine & Fire Insurance Co Ltd	1,790	53,666
Hyundai Merchant Marine Co Ltd *	220	4,799
Hyundai Mipo Dockyard Co Ltd *	263	25,677
Hyundai Mobis *	598	151,805
Hyundai Motor Co *	1,594	295,162
Hyundai Steel Co *	510	42,459
Industrial Bank of Korea *	2,980	32,395
Kangwon Land Inc *	1,080	25,520
KB Financial Group Inc ADR	3,700	115,958
Kia Motors Corp *	2,830	164,072
Korea Electric Power Corp ADR	5,300	58,194
Korea Exchange Bank	3,170	20,263
Korea Gas Corp *	550	19,924
Korea Kumho Petrochemical *	349	50,864
Korea Zinc Co Ltd *	171	45,229
Korean Air Lines Co Ltd *	518	19,561
KT Corp ADR	2,400	37,536
KT&G Corp *	1,026	72,505
LG Chem Ltd *	464	128,162
LG Corp *	858	45,811
LG Display Co Ltd ADR	3,700	38,961
LG Electronics Inc	1,126	72,476
LG Household & Health Care Ltd *	101	42,762
LG Uplus Corp *	2,390	15,368
Lotte Shopping Co Ltd *	119	35,099
NCSoft Corp *	96	25,682
NHN Corp *	433	79,323
OCI Co Ltd *	113	21,583
Orion Corp *	48	28,259
POSCO ADR	2,500	205,250
S-Oil Corp	399	34,841
Samsung C&T Corp *	1,182	70,338
Samsung Electro-Mechanics Co Ltd *	648	43,856
Samsung Electronics Co Ltd	1,021	937,815
Samsung Engineering Co Ltd *	386	67,631
Samsung Fire & Marine Insurance Co Ltd	425	77,912
Samsung Heavy Industries Co Ltd *	2,510	61,082
Samsung SDI Co Ltd *	434	50,495
Samsung Securities Co Ltd	436	18,821
Samsung Techwin Co Ltd *	505	23,363
Shinhan Financial Group Co Ltd *	1,290	44,590
Shinhan Financial Group Co Ltd ADR	2,100	143,241
Shinsegae Co Ltd	36	7,657
SK C&C Co Ltd *	172	17,473
SK Holdings Co Ltd *	260	27,371
SK Innovation Co Ltd *	591	73,253
SK Telecom Co Ltd ADR	3,000	40,830
Woori Finance Holdings Co Ltd *	5,310	43,411

		4,585,547

Taiwan - 11.3%

Acer Inc	36,156	41,890
Advanced Semiconductor Engineering Inc ADR	10,602	46,013
Asia Cement Corp	37,873	42,450
Asustek Computer Inc	8,667	61,677
AU Optronics Corp ADR	16,068	69,414
Cathay Financial Holding Co Ltd	72,828	78,571
Cheng Shin Rubber Industry Co Ltd	14,400	31,129
Chimei InnoLux Corp *	53,968	21,697
China Airlines Ltd	35,000	15,236
China Development Financial Holding Corp	144,834	41,009
China Life Insurance Co Ltd	27,375	22,080
China Petrochemical Development Corp	15,400	13,746
China Steel Corp	98,482	93,697
Chinatrust Financial Holding Co Ltd	111,602	69,592
Chunghwa Telecom Co Ltd ADR	4,506	149,960
Compal Electronics Inc	45,092	44,887
Delta Electronics Inc	22,000	52,314
E.Sun Financial Holding Co Ltd	79,464	34,223
Epistar Corp	8,000	16,976
Eva Airways Corp	13,000	8,236
Far Eastern Department Stores Co Ltd	19,000	22,353
Far Eastern New Century Corp	45,216	52,459
Far EasTone Telecommunications Co Ltd	20,000	37,560
First Financial Holding Co Ltd	44,806	26,266
Formosa Chemicals & Fibre Corp	23,540	62,017
Formosa Petrochemical Corp	13,000	40,266
Formosa Plastics Corp	41,820	111,451
Foxconn Technology Co Ltd	8,400	26,749
Fubon Financial Holding Co Ltd	58,426	61,853
Hiwin Technologies Corp	4,000	32,494
Hon Hai Precision Industry Co Ltd	85,514	233,693
HTC Corp	8,572	140,324
Hua Nan Financial Holdings Co Ltd	102,670	55,461
Largan Precision Co Ltd	2,000	37,348
Lite-On Technology Corp	54,813	61,711
Macronix International Co Ltd	24,000	9,572
MediaTek Inc	10,020	91,827
Mega Financial Holding Co Ltd	89,760	59,901

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-73

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Nan Ya Plastics Corp	48,410	$96,226
Novatek Microelectronics Corp	6,000	15,007
Pegatron Corp	8,090	8,788
Pou Chen Corp	24,000	19,674
Powertech Technology Inc	3,300	6,983
President Chain Store Corp	4,000	21,784
Quanta Computer Inc	27,000	56,792
Radiant Opto-Electronics Corp	11,000	31,411
Ruentex Industries Ltd	3,438	5,607
Shin Kong Financial Holding Co Ltd *	84,000	23,799
Siliconware Precision Industries Co	31,000	27,734
SinoPac Financial Holdings Co Ltd	109,515	33,284
Synnex Technology International Corp	4,000	9,647
Taishin Financial Holding Co Ltd	46,010	15,939
Taiwan Cement Corp	41,693	48,314
Taiwan Cooperative Financial Holding *	41,976	25,231
Taiwan Fertilizer Co Ltd	11,000	25,562
Taiwan Glass Industrial Corp	9,064	9,323
Taiwan Mobile Co Ltd	23,400	73,042
Taiwan Semiconductor Manufacturing Co Ltd	223,779	559,622
Tatung Co Ltd *	10,532	2,643
Uni-President Enterprises Corp	47,474	69,273
Unimicron Technology Corp	12,000	14,100
United Microelectronics Corp	147,000	61,552
Walsin Lihwa Corp	13,000	3,737
Wintek Corp	14,299	10,159
Wistron Corp	28,671	36,243
WPG Holdings Ltd	9,000	10,353
Yuanta Financial Holding Co Ltd *	87,210	44,415
Yulon Motor Co Ltd	7,000	12,007

		3,496,353

Thailand - 2.2%

Advanced Info Service PCL	11,600	51,577
Bangkok Bank PCL NVDR	10,100	49,125
Bank of Ayudhya PCL	34,200	23,841
Banpu PCL	1,150	19,897
Charoen Pokphand Foods PCL	12,900	13,491
CP All PCL	14,600	23,945
IRPC PCL	203,300	26,282
Kasikornbank PCL	19,000	74,953
Krung Thai Bank PCL	81,900	38,665
PTT Exploration & Production PCL	18,600	99,316
PTT Global Chemical PCL *	8,500	16,393
PTT PCL	12,000	120,988
Siam Cement PCL	5,300	52,567
Siam Commercial Bank PCL	14,900	54,311
Thai Oil PCL	5,400	10,017
Total Access Communication PCL	10,500	23,129

		698,497

Turkey - 1.5%

Akbank TAS	11,559	36,662
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,568	42,959
BIM Birlesik Magazalar AS	1,514	41,974
Eregli Demir ve Celik Fabrikalari TAS	10,294	17,822
KOC Holding AS	9,933	29,796
Tupras Turkiye Petrol Rafinerileri AS	2,068	43,646
Turk Telekomunikasyon AS	10,513	38,977
Turkcell Iletisim Hizmetleri AS ADR *	4,700	55,272
Turkiye Garanti Bankasi AS	22,770	70,781
Turkiye Is Bankasi AS ‘C’	20,672	36,052
Turkiye Vakiflar Bankasi Tao	14,891	19,223
Yapi ve Kredi Bankasi AS *	22,801	32,363

		465,527

United Kingdom - 0.1%

Evraz PLC *	5,769	33,570

Total Common Stocks
(Cost $27,324,505)		28,420,824

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $219,511; collateralized by Fannie Mae: 0.000% due 06/06/12 and value $224,888)	$219,511	219,511

Total Short-Term Investment
(Cost $219,511)		219,511

TOTAL INVESTMENTS - 100.0%
(Cost $29,855,279)		31,026,572

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(3,890)

NET ASSETS - 100.0%		$31,022,682

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Financials	21.9%
Energy	14.1%
Materials	13.8%
Information Technology	12.7%
Consumer Staples	9.0%
Consumer Discretionary	8.5%
Telecommunication Services	8.1%
Industrials	6.3%
Utilities	3.9%
Health Care	1.0%
Short-Term Investment	0.7%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-74

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(b)	As of December 31, 2011, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

South Korea	14.8%
Brazil	14.6%
Taiwan	11.3%
South Africa	8.5%
China	8.1%
India	7.3%
Mexico	5.9%
Russia	4.8%
Hong Kong	3.8%
Malaysia	3.7%
Indonesia	3.5%
Cayman	2.4%
Thailand	2.2%
Chile	2.2%
Turkey	1.5%
Poland	1.1%
Others (each less than 1.0%)	4.3%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$2,386,237	$2,386,237	$-	$-
	Common Stocks
	Bermuda	222,947	43,788	179,159	-
	Brazil	2,192,450	2,192,450	-	-
	Cayman	738,566	-	738,566	-
	Chile	682,285	682,285	-	-
	China	2,520,049	667,638	1,852,411	-
	Colombia	78,222	78,222	-	-
	Czech Republic	194,527	-	194,527	-
	Egypt	33,366	33,366	-	-
	Hong Kong	1,189,128	820,976	368,152	-
	Hungary	111,247	-	111,247	-
	India	2,249,899	637,244	1,612,655	-
	Indonesia	1,087,438	95,294	992,144	-
	Luxembourg	17,928	-	17,928	-
	Malaysia	1,144,258	-	1,144,258	-
	Mexico	1,824,432	1,824,432	-	-
	Netherlands	26,895	-	26,895	-
	Peru	61,267	61,267	-	-
	Philippines	267,864	-	267,864	-
	Poland	351,902	-	351,902	-
	Russia	1,497,327	720,271	777,056	-
	South Africa	2,649,333	665,632	1,983,701	-
	South Korea	4,585,547	639,970	3,945,577	-
	Taiwan	3,496,353	290,618	3,205,735	-
	Thailand	698,497	54,311	644,186	-
	Turkey	465,527	55,272	410,255	-
	United Kingdom	33,570	33,570	-	-

		28,420,824	9,596,606	18,824,218	-
	Short-Term Investment	219,511	-	219,511	-

	Total	$31,026,572	$11,982,843	$19,043,729	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-76

B-75

PACIFIC SELECT FUND
Schedule of Investments (Continued)
Explanation of Symbols and Terms
December 31, 2011

Explanation of Symbols:

*	Non-income producing investments.
”	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2011.
Ψ	Investments were in default as of December 31, 2011.
±	The security is a perpetual bond and has no definite maturity date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for futures contracts as of December 31, 2011.
+	The values of these investments were determined by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3B in Notes to Financial Statements).
Δ	Illiquid investments. Investments were reported as illiquid by the portfolio manager pursuant to the Fund’s policy and procedures (See Note 4 in Notes to Financial Statements).

Other Abbreviations:

ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Deposit Receipt
GDR	Global Depositary Receipt
LI	London Stock Exchange
NASDAQ	NASDAQ Stock Market
NVDR	Non Voting Depository Receipt
‘NY’	New York Shares
NYSE	New York Stock Exchange
NZX	New Zealand Stock Exchange
OTC	Over the Counter
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt
TSE	Toronto Stock Exchange
XASE	NYSE Amex Exchange
XETR	Frankfurt Stock Exchange
XNGS	NASDAQ Global Select Market Exchange
XSWX	Six Swiss Exchange
XVTX	Virt-X Pan-European Stock Exchange

Notes:

The countries listed in the Schedules of Investments are based on country of incorporation.

The descriptions and Standard and Poor’s quality ratings of the companies shown in the schedules of investments were obtained from published reports or other sources believed to be reliable, and not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

B-76

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011	PD Aggregate	PD High Yield	PD Large-Cap	PD Large-Cap	PD Small-Cap	PD Small-Cap
	Bond Index	Bond Market	Growth Index	Value Index	Growth Index	Value Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$220,694,588	$77,128,857	$97,371,644	$116,606,443	$27,706,386	$33,575,442

Repurchase agreements, at value	-	-	2,390,355	2,839,048	242,405	432,356

Cash (1)	4,375	-	-	-	33,622	58,232

Receivables:
Dividends and interest	1,434,921	1,517,712	108,811	217,487	11,658	79,157

Fund shares sold	1,265,127	156,154	279,070	332,986	-	21,127

Securities sold	25,305	500	-	-	8,969	12

Due from adviser	12,676	9,915	3,839	3,774	7,640	10,168

Prepaid expenses and other assets	35	9	14	17	5	5

Total Assets	223,437,027	78,813,147	100,153,733	119,999,755	28,010,685	34,176,499

LIABILITIES
Payables:
Securities purchased	13,076,719	490,843	-	-	-	54,600

Variation margin	-	-	8,013	11,478	1,120	1,960

Accrued advisory fees	25,215	19,824	11,659	13,807	3,320	3,975

Accrued support service expenses	1,235	437	557	651	171	198

Accrued custodian, and portfolio accounting and tax fees	21,232	11,629	5,116	5,616	6,493	8,211

Accrued shareholder report expenses	3,677	1,327	1,674	1,974	515	596

Accrued trustees’ fees and expenses	499	177	225	263	69	80

Accrued other	3,706	2,068	2,048	2,316	1,356	1,368

Total Liabilities	13,132,283	526,305	29,292	36,105	13,044	70,988

NET ASSETS	$210,304,744	$78,286,842	$100,124,441	$119,963,650	$27,997,641	$34,105,511

NET ASSETS CONSIST OF:
Paid-in capital	$202,697,036	$80,016,940	$92,450,330	$111,272,507	$25,783,791	$33,601,038

Undistributed/accumulated earnings (deficit)	7,607,708	(1,730,098)	7,674,111	8,691,143	2,213,850	504,473

NET ASSETS	$210,304,744	$78,286,842	$100,124,441	$119,963,650	$27,997,641	$34,105,511

Shares outstanding, $.001 par value (unlimited Class P shares authorized)	19,258,145	7,144,041	7,166,306	8,742,591	2,038,784	2,701,115

Net Asset Value Per Share	$10.92	$10.96	$13.97	$13.72	$13.73	$12.63

Investments, at cost	$210,821,557	$77,667,337	$89,527,726	$113,803,839	$25,710,161	$33,043,717

Repurchase agreements, at cost	-	-	2,390,355	2,839,048	242,405	432,356

(1)	Includes cash collateral segregated for open futures contracts in the PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios of $33,600 and $57,880, respectively.

See Notes to Financial Statements
C-1

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	PD International	PD Emerging
DECEMBER 31, 2011	Large-Cap	Markets
	Portfolio	Portfolio
ASSETS
Investments, at value	$93,404,424	$30,807,061

Repurchase agreements, at value	803,754	219,511

Cash	420	-

Foreign currency held, at value	120,105	217,938

Receivables:
Dividends and interest	224,819	26,061

Fund shares sold	267,435	33,924

Securities sold	1,480	-

Due from adviser	32,010	-

Prepaid expenses and other assets	12	6

Total Assets	94,854,459	31,304,501

LIABILITIES
Payables:
Securities purchased	735,744	250,891

Accrued advisory fees	19,551	15,777

Accrued support service expenses	508	202

Accrued custodian, and portfolio accounting and tax fees	24,726	9,176

Accrued shareholder report expenses	1,518	605

Accrued trustees’ fees and expenses	205	82

Accrued other	2,094	4,855

Other liabilities	1,587	231

Total Liabilities	785,933	281,819

NET ASSETS	$94,068,526	$31,022,682

NET ASSETS CONSIST OF:
Paid-in capital	$99,937,358	$29,417,528

Undistributed/accumulated earnings (deficit)	(5,868,832)	1,605,154

NET ASSETS	$94,068,526	$31,022,682

Shares outstanding, $.001 par value (unlimited Class P shares authorized)	7,958,534	2,328,676

Net Asset Value Per Share	$11.82	$13.32

Investments, at cost	$99,244,962	$29,635,768

Repurchase agreements, at cost	803,754	219,511

Foreign currency held, at cost	118,890	218,479

See Notes to Financial Statements
C-2

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS

	PD Aggregate	PD High Yield	PD Large-Cap	PD Large-Cap	PD Small-Cap	PD Small-Cap
FOR THE YEAR ENDED DECEMBER 31, 2011	Bond Index	Bond Market	Growth Index	Value Index	Growth Index	Value Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$11,770	$2,055	$1,262,740	$2,326,900	$162,163	$614,095

Interest, net of foreign taxes withheld	5,238,692	4,778,233	267	302	63	72

Other	-	-	133	289	210	103

Total Investment Income	5,250,462	4,780,288	1,263,140	2,327,491	162,436	614,270

EXPENSES
Advisory fees	264,501	200,557	112,516	131,671	34,546	40,086

Support services expenses	11,275	7,043	6,670	7,188	4,234	4,570

Custodian fees and expenses	16,304	2,018	15,245	17,167	14,051	16,803

Portfolio accounting and tax fees	112,451	61,835	17,067	18,860	17,991	22,712

Shareholder report expenses	6,830	2,369	3,027	3,539	942	1,092

Legal and audit fees	8,173	2,744	3,633	4,248	1,135	1,311

Trustees’ fees and expenses	3,432	1,140	1,491	1,751	471	544

Interest expense and commitment fees	36	44	221	258	143	122

Other	4,945	3,786	4,349	4,708	3,469	3,227

Total Expenses	427,947	281,536	164,219	189,390	76,982	90,467

Adviser Reimbursement (1)	(125,051)	(67,270)	(27,630)	(29,532)	(25,175)	(30,356)

Net Expenses	302,896	214,266	136,589	159,858	51,807	60,111

NET INVESTMENT INCOME	4,947,566	4,566,022	1,126,551	2,167,633	110,629	554,159

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	991,285	1,058,412	3,137,662	5,542,773	2,307,062	2,043,983

Futures contracts transactions	-	-	8,720	150,957	(60,292)	27,032

Foreign currency transactions	-	-	-	-	(5)	55

Net Realized Gain	991,285	1,058,412	3,146,382	5,693,730	2,246,765	2,071,070

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	7,424,641	(3,456,129)	(2,038,569)	(6,346,953)	(3,092,949)	(4,056,128)

Futures contracts	-	-	(3,684)	785	(7,607)	(10,600)

Foreign currencies	-	-	-	-	-	3

Change in Net Unrealized Appreciation (Depreciation)	7,424,641	(3,456,129)	(2,042,253)	(6,346,168)	(3,100,556)	(4,066,725)

NET GAIN (LOSS)	8,415,926	(2,397,717)	1,104,129	(652,438)	(853,791)	(1,995,655)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,363,492	$2,168,305	$2,230,680	$1,515,195	($743,162)	($1,441,496)

Foreign taxes withheld on dividends and interest	$-	$1,574	$637	$4,280	$70	$469

(1)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements
C-3

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)

	PD International	PD Emerging
FOR THE YEAR ENDED DECEMBER 31, 2011	Large-Cap	Markets
	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,259,573	$691,407

Interest, net of foreign taxes withheld	111	42

Other	405	262

Total Investment Income	2,260,089	691,711

EXPENSES
Advisory fees	183,324	174,885

Support services expenses	19,456	20,188

Custodian fees and expenses	47,090	17,809

Portfolio accounting and tax fees	78,922	43,685

Shareholder report expenses	2,720	1,110

Legal and audit fees	3,267	1,351

Trustees’ fees and expenses	1,344	564

Interest expense and commitment fees	167	399

Other	3,681	9,557

Total Expenses	339,971	269,548

Adviser Reimbursement (1)	(120,039)	-

Net Expenses	219,932	269,548

NET INVESTMENT INCOME	2,040,157	422,163

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(23,018)	533,710

Foreign currency transactions	(14,229)	(30,491)

Net Realized Gain (Loss)	(37,247)	503,219

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (2)	(12,503,557)	(6,953,753)

Foreign currencies	(2,660)	(1,092)

Change in Net Unrealized Depreciation	(12,506,217)	(6,954,845)

NET LOSS	(12,543,464)	(6,451,626)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($10,503,307)	($6,029,463)

Foreign taxes withheld on dividends and interest	$206,125	$91,160

(1)	See Note 7B in Notes to Financial Statements.
(2)	Change in net unrealized appreciation (depreciation) on investment securities for the PD Emerging Markets Portfolio is net of decrease in deferred foreign capital gains tax of $23,319.

See Notes to Financial Statements
C-4

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	PD Aggregate Bond		PD High Yield Bond		PD Large-Cap
	Index Portfolio		Market Portfolio		Growth Index Portfolio
OPERATIONS
Net investment income	$4,947,566	$2,927,801	$4,566,022	$2,754,730	$1,126,551	$620,476

Net realized gain	991,285	335,320	1,058,412	965,555	3,146,382	1,555,238

Change in net unrealized appreciation (depreciation)	7,424,641	1,978,766	(3,456,129)	251,857	(2,042,253)	5,931,095

Net Increase in Net Assets Resulting from Operations	13,363,492	5,241,887	2,168,305	3,972,142	2,230,680	8,106,809

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(7,296,006)	(3,282,537)	(5,690,297)	(2,944,301)	(1,176,464)	(618,841)

Net realized gains	(821,415)	(99,712)	(1,097,619)	(933,544)	(3,396,485)	(1,490,728)

Net Decrease from Dividends and Distributions to Shareholders	(8,117,421)	(3,382,249)	(6,787,916)	(3,877,845)	(4,572,949)	(2,109,569)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	82,553,018	106,654,412	41,861,497	7,319,964	48,944,574	35,533,463

Dividend and distribution reinvestments	8,117,421	3,382,249	6,787,916	3,877,845	4,572,949	2,109,569

Cost of shares repurchased	(49,554,171)	(15,664,998)	(4,493,854)	(527,604)	(14,518,753)	(9,402,465)

Net Increase in Net Assets from Capital Share Transactions	41,116,268	94,371,663	44,155,559	10,670,205	38,998,770	28,240,567

NET INCREASE IN NET ASSETS	46,362,339	96,231,301	39,535,948	10,764,502	36,656,501	34,237,807

NET ASSETS
Beginning of Year	163,942,405	67,711,104	38,750,894	27,986,392	63,467,940	29,230,133

End of Year	$210,304,744	$163,942,405	$78,286,842	$38,750,894	$100,124,441	$63,467,940

	PD Large-Cap		PD Small-Cap		PD Small-Cap
	Value Index Portfolio		Growth Index Portfolio		Value Index Portfolio
OPERATIONS
Net investment income	$2,167,633	$1,095,360	$110,629	$94,149	$554,159	$333,743

Net realized gain	5,693,730	1,912,515	2,246,765	980,670	2,071,070	1,240,452

Change in net unrealized appreciation (depreciation)	(6,346,168)	5,345,459	(3,100,556)	3,249,147	(4,066,725)	2,634,903

Net Increase (Decrease) in Net Assets Resulting from Operations	1,515,195	8,353,334	(743,162)	4,323,966	(1,441,496)	4,209,098

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(2,030,533)	(1,096,791)	(153,565)	(93,682)	(643,836)	(328,099)

Net realized gains	(109,671)	(1,802,843)	(2,205,530)	(802,858)	(2,128,972)	(1,216,884)

Net Decrease from Dividends and Distributions to Shareholders	(2,140,204)	(2,899,634)	(2,359,095)	(896,540)	(2,772,808)	(1,544,983)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	56,108,459	45,830,414	11,726,621	5,118,059	15,655,746	7,022,447

Dividend and distribution reinvestments	2,140,204	2,899,634	2,359,095	896,540	2,772,808	1,544,983

Cost of shares repurchased	(15,149,930)	(9,614,306)	(3,080,420)	(1,132,528)	(3,103,220)	(1,405,260)

Net Increase in Net Assets from Capital Share Transactions	43,098,733	39,115,742	11,005,296	4,882,071	15,325,334	7,162,170

NET INCREASE IN NET ASSETS	42,473,724	44,569,442	7,903,039	8,309,497	11,111,030	9,826,285

NET ASSETS
Beginning of Year	77,489,926	32,920,484	20,094,602	11,785,105	22,994,481	13,168,196

End of Year	$119,963,650	$77,489,926	$27,997,641	$20,094,602	$34,105,511	$22,994,481

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. The portfolios covered in this report currently offer Class P shares only (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements
C-5

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
	PD International		PD Emerging Markets
	Large-Cap Portfolio		Portfolio
OPERATIONS
Net investment income	$2,040,157	$870,344	$422,163	$273,531

Net realized gain (loss)	(37,247)	14,449	503,219	467,654

Change in net unrealized appreciation (depreciation)	(12,506,217)	3,528,442	(6,954,845)	3,400,383

Net Increase (Decrease) in Net Assets Resulting from Operations	(10,503,307)	4,413,235	(6,029,463)	4,141,568

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(2,054,303)	(841,877)	(444,945)	(267,175)

Net realized gains	-	(17,638)	(53,047)	(463,075)

Net Decrease from Dividends and Distributions to Shareholders	(2,054,303)	(859,515)	(497,992)	(730,250)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	58,944,629	29,113,477	13,508,497	4,040,724

Dividend and distribution reinvestments	2,054,303	859,515	497,992	730,250

Cost of shares repurchased	(7,950,086)	(4,778,994)	(1,905,383)	(538,901)

Net Increase in Net Assets from Capital Share Transactions	53,048,846	25,193,998	12,101,106	4,232,073

NET INCREASE IN NET ASSETS	40,491,236	28,747,718	5,573,651	7,643,391

NET ASSETS
Beginning of Year	53,577,290	24,829,572	25,449,031	17,805,640

End of Year	$94,068,526	$53,577,290	$31,022,682	$25,449,031

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. The portfolios covered in this report currently offer Class P shares only (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements
C-6

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

														Ratio of
												Ratio of	Ratio of	Net
												Expenses	Expenses	Investment
	Net								Net			Before	After	Income
	Asset								Asset		Net	Expense	Expense	After Expense
	Value,		Net	Total	Distributions	Distributions			Value,		Assets,	Reductions	Reductions	Reductions
	Beginning of	Net	Realized	from	from Net	from			End of		End of	to Average	to Average	To Average	Portfolio
	Year or	Investment	and Unrealized	Investment	Investment	Capital		Total	Year or	Total	Year or	Net	Net	Net	Turnover
For the Year or Period Ended	Period	Income	Gain (Loss)	Operations	Income	Gains		Distributions	Period	Returns (2)	Period	Assets (3)	Assets (3), (4)	Assets (3)	Rates
PD Aggregate Bond Index

2011	$10.59	$0.30	$0.50	$0.80	($0.42)	($0.05)		($0.47)	$10.92	7.65%	$210,304,744	0.24%	0.17%	2.78%	114.95%
2010	10.23	0.31	0.33	0.64	(0.27)	(0.01)		(0.28)	10.59	6.23%	163,942,405	0.28%	0.17%	2.88%	148.73%
2009 (5)	10.00	0.19	0.21	0.40	(0.14)	(0.03)		(0.17)	10.23	3.97%	67,711,104	0.28%	0.17%	2.80%	324.46%

PD High Yield Bond Market

2011	$11.42	$0.84	($0.26)	$0.58	($0.87)	($0.17)		($1.04)	$10.96	5.03%	$78,286,842	0.45%	0.34%	7.23%	44.79%
2010	11.30	1.00	0.43	1.43	(1.02)	(0.29)		(1.31)	11.42	13.05%	38,750,894	0.52%	0.34%	8.57%	40.05%
2009 (5)	10.00	0.66	1.31	1.97	(0.63)	(0.04)		(0.67)	11.30	19.88%	27,986,392	0.57%	0.34%	9.00%	31.24%

PD Large-Cap Growth Index

2011	$14.31	$0.21	$0.13	$0.34	($0.18)	($0.50)		($0.68)	$13.97	2.39%	$100,124,441	0.20%	0.17%	1.40%	37.49%
2010	12.75	0.19	1.87	2.06	(0.15)	(0.35)		(0.50)	14.31	16.17%	63,467,940	0.24%	0.17%	1.44%	56.10%
2009 (5)	10.00	0.12	2.80	2.92	(0.09)	(0.08)		(0.17)	12.75	29.12%	29,230,133	0.45%	0.17%	1.57%	80.71%

PD Large-Cap Value Index

2011	$13.95	$0.32	($0.29)	$0.03	($0.24)	($0.02)		($0.26)	$13.72	0.19%	$119,963,650	0.20%	0.17%	2.30%	35.63%
2010	12.62	0.29	1.59	1.88	(0.21)	(0.34)		(0.55)	13.95	14.89%	77,489,926	0.24%	0.17%	2.20%	54.98%
2009 (5)	10.00	0.18	2.67	2.85	(0.12)	(0.11)		(0.23)	12.62	28.54%	32,920,484	0.42%	0.17%	2.25%	88.66%

PD Small-Cap Growth Index

2011	$15.52	$0.07	($0.58)	($0.51)	($0.09)	($1.19)		($1.28)	$13.73	(3.27%)	$27,997,641	0.31%	0.21%	0.45%	67.66%
2010	12.66	0.09	3.49	3.58	(0.07)	(0.65)		(0.72)	15.52	28.24%	20,094,602	0.46%	0.21%	0.63%	69.43%
2009 (5)	10.00	0.04	2.82	2.86	(0.03)	(0.17)		(0.20)	12.66	28.60%	11,785,105	0.70%	0.21%	0.56%	70.15%

PD Small-Cap Value Index

2011	$14.60	$0.27	($1.11)	($0.84)	($0.27)	($0.86)		($1.13)	$12.63	(5.82%)	$34,105,511	0.32%	0.21%	1.93%	62.96%
2010	12.65	0.26	2.74	3.00	(0.23)	(0.82)		(1.05)	14.60	23.67%	22,994,481	0.45%	0.21%	1.93%	61.82%
2009 (5)	10.00	0.17	2.73	2.90	(0.13)	(0.12)		(0.25)	12.65	29.01%	13,168,196	0.74%	0.21%	2.12%	74.74%

PD International Large-Cap

2011	$13.77	$0.37	($2.05)	($1.68)	($0.27)	$-		($0.27)	$11.82	(12.16%)	$94,068,526	0.46%	0.30%	2.78%	0.61%
2010	13.01	0.30	0.69	0.99	(0.23)	(-	) (6)	(0.23)	13.77	7.61%	53,577,290	0.46%	0.30%	2.35%	3.25%
2009 (5)	10.00	0.14	3.02	3.16	(0.09)	(0.06)		(0.15)	13.01	31.59%	24,829,572	0.64%	0.30%	1.68%	5.62%

PD Emerging Markets

2011	$16.55	$0.22	($3.24)	($3.02)	($0.19)	($0.02)		($0.21)	$13.32	(18.20%)	$31,022,682	0.92%	0.92%	1.45%	6.32%
2010	14.21	0.20	2.64	2.84	(0.19)	(0.31)		(0.50)	16.55	20.04%	25,449,031	0.85%	0.85%	1.34%	7.25%
2009 (5)	10.00	0.11	4.23	4.34	(0.11)	(0.02)		(0.13)	14.21	43.43%	17,805,640	0.98%	0.97%	1.33%	8.14%

(1)	The Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. The portfolios covered in this report currently offer Class P shares only (see Note 1 in Notes to Financial Statements). Per share amounts have been calculated using the average shares method.
(2)	Total returns for periods of less than one full year are not annualized.
(3)	The ratios for periods of less than one full year are annualized.
(4)	The ratios of expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any, as discussed in Note 7B in Notes to the Financial Statements.
(5)	Operations commenced on May 1, 2009.
(6)	Amount represents less than $0.005 per share.

See Notes to Financial Statements
C-7

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company, organized as a Massachusetts business trust. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Fund. As of December 31, 2011, the Fund was comprised of fifty separate portfolios, eight of which are presented in this report: PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD International Large-Cap, and PD Emerging Markets Portfolios (collectively, the “Pacific Dynamix Underlying Portfolios”).

During the reporting period, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act. On May 1, 2011, for the portfolios covered in this report, all existing shares owned prior to May 1, 2011 were designated Class P shares. The Pacific Dynamix Underlying Portfolios currently offer Class P shares only.

Presently only the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (collectively, the “Pacific Dynamix Portfolios”) and the Adviser and certain of its affiliates can invest in the Class P shares of the Pacific Dynamix Underlying Portfolios.

The annual report for the Pacific Dynamix Portfolios is not included in this report; there is a separate annual report for the Pacific Dynamix Portfolios, which is available without charge. For information on how to obtain such annual report, see the Where to Go for More Information section of this report on page F-10.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A portfolio will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the portfolio invests. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are included in interest income in the Statements of Operations when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income in the Statements of Operations.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each portfolio declares and pays dividends on net investment income at least annually, except for the PD Aggregate Bond Index and PD High Yield Bond Market Portfolios (collectively the “Debt Portfolios”), for which dividends are generally declared and paid semi-annually. Dividends may be declared more or less frequently if advantageous to the specific portfolio and its shareholders. All realized capital gains are distributed at least annually for all portfolios. Dividends and capital gains distributions are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Fund’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, initially expressed in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the portfolios separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss and change in net unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

D. EXPENSE ALLOCATION

General expenses of the Fund are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular portfolio are charged directly to that portfolio.

E. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may

D-1

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

now be accounted for as secured borrowings. The ASU is effective for interim and annual reporting periods beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to establish common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”) to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with both accounting standards. This update will require additional qualitative disclosures for fair value measurements categorized within Level 3 of the three-tier hierarchy (see Note 3C), as well as additional disclosures for all transfers in and out of Level 1 and Level 2. The ASU is effective for interim and annual reporting periods beginning after December 15, 2011.

In December 2011, FASB issued an ASU that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the ASU requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013.

Management is currently evaluating the impact, if any, that the implementation of these ASUs will have on the Fund’s financial statement disclosures.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

A. NET ASSET VALUE

Each portfolio of the Fund is divided into shares. The price of a portfolio’s shares is called its net asset value (“NAV”) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each portfolio’s NAV per share is calculated by taking the total value of a portfolio’s assets (the value of the securities and other investments a portfolio holds), subtracting a portfolio’s liabilities, and dividing by the total number of shares outstanding. The value of each security or other investment is the amount which a portfolio might reasonably expect to receive for the investment upon its current sale in the ordinary course. The valuation of investments held by the portfolios of the Fund is discussed in further detail below.

Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets are closed. For purposes of calculating the NAV, the value of all investments held by each portfolio is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of an investment or the NAV determined earlier that day.

Each portfolio’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of securities or other instruments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

B. INVESTMENT VALUATION

For purposes of calculating the NAV, the value of investments held by each portfolio is based primarily on pricing data obtained from various sources approved by the Fund’s Board of Trustees (the “Board”).

Money Market Instruments and Short-Term Investments

Money market and short-term investments maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Domestic Equity Investments

For domestic equity investments, the portfolios use the last reported sale price or official closing price as of the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close.

Foreign Equity Investments

Foreign equity investments are normally priced based on data reflecting the closing of the principal markets or market participants for those investments, which may be earlier than the NYSE close. The Fund then may adjust for market events that occur between the close of certain foreign exchanges and the NYSE. The Fund has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine the appropriate adjustments for market events. Quotations of foreign investments in foreign currencies are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Over-the-Counter (“OTC”) Investments and Certain Equity Investments

OTC investments, including options contracts and listed investments for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. OTC swap contracts are generally valued by approved pricing and quotation services that use evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing processes approved by the Board.

D-2

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Domestic and Foreign Fixed Income Investments

Fixed income investments are generally valued by approved pricing and quotation services using the mean between the most recent bid and ask prices, which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Board.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Board has adopted procedures (“Fund Procedures”) that include methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, a Trustee Valuation Committee or other valuation committee will determine the value of such investments in accordance with alternative valuation methodologies under the Fund Procedures which may include, among others, the use of broker quotes, the use of a purchase price for initial public offerings, proration rates, and benchmark and matrix pricing. In the event market quotations or Board approved alternate valuation methodologies are not readily available or reliable, the value of the investments will be determined in good faith by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a portfolio might reasonably expect to receive upon the current sale of the investments in the ordinary course, such values may differ from the value that a portfolio would actually realize if the investments were sold.

Market quotes are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

C. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Fund characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 –	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing each portfolio’s investments are not necessarily an indication of the risks associated with investing in those investments. For example, investments of money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. Foreign investments that are valued with the assistance of a statistical research service approved by the Board, and based on significant observable inputs (as described in Note 3B above) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Fund is required to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. For the year ended December 31, 2011, there were no significant transfers between Level 1, Level 2 and Level 3 for any of the portfolios. A summary of each portfolio’s investments as of December 31, 2011 as categorized under the three-tier hierarchy of inputs can be found in the Notes to Schedule of Investments section of each portfolio’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Fund currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in mutual funds are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and

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timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that takes into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government & Agency Issues

Corporate bonds held by the Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and options adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government & Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and options adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government & Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are reflected as Level 2. Repurchase agreements are fully collateralized. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in the Fund represents an indirect investment in the assets owned by the Fund. As with any mutual fund, the value of these investments may move up or down, and as a result, an investment in the Fund at any point in time may be worth more or less than the original investment. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of the Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of the Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each portfolio is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair a sub-adviser’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a portfolio in unforeseen ways, leading a portfolio to alter its existing strategies or, potentially, to liquidate and close.

Equity Investments

The price of equity investments changes in response to many factors, including a company’s historical and prospective earnings, cash flows, the value of its assets, investor perceptions, and many of the general investment risk factors noted above.

Fixed Income Investments

Fixed income (debt) investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on fixed income (debt) investments. There is a risk that an issuer of a portfolio’s fixed income (debt) investments may not be able to meet its financial obligations (e.g., may not

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NOTES TO FINANCIAL STATEMENTS (Continued)

be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, i.e. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

Illiquid Investments

Each portfolio may not invest in illiquid securities and illiquid bank loans (collectively, “Illiquid Investments”) if as a result of such investment, more than 15% of its net assets, taken at market value at the time of such investment, would be invested in Illiquid Investments. The term “Illiquid Investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued the investments. Illiquid Investments may be difficult to value and difficult to sell, which means a portfolio may not be able to sell such investments quickly for their full value. The value of Illiquid Investments held by each portfolio as of December 31, 2011 was less than 15% of its net assets.

Mortgage-Related and Other Asset-Backed Securities

Certain portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

Mortgage dollar rolls, principally on a forward commitment basis, involve a portfolio selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase similar, but not identical securities at an agreed-upon price on a fixed date in the future. A portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. A portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the investment on the coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain portfolios may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not

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NOTES TO FINANCIAL STATEMENTS (Continued)

backed by the full faith and credit of the United States Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

When-Issued Securities

Certain portfolios may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain portfolios may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a portfolio are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA or A by Standard & Poor’s) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the Adviser or the applicable portfolio manager. Such collateral is in the possession of the portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Segregation and Collateral

If a portfolio engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Fund’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the portfolio manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a portfolio could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Pacific Dynamix Underlying Portfolios may invest in futures contracts. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a portfolio may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility and credit (including counterparty) risks.

Interest rate risk – A portfolio may be exposed to interest rate risk through investments in fixed income securities. Interest rate risk is the risk that fixed income securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed income securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a fixed income security’s yield (market price to interest rate movement). To manage these risks, certain portfolios may invest in derivative instruments tied to interest rates.

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PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign investments and currency risk – A portfolio may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a portfolio’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the portfolio. To manage these risks, certain portfolios may invest in derivative instruments tied to foreign investments and/or currencies.

Price volatility risk – Derivatives tied to equity and fixed income securities are exposed to potential price volatility. Fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade fixed income securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

To manage these risks, certain portfolios may invest in various derivative instruments. Derivative instruments may be used to manage a portfolio’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty risk – Credit risk is the risk that a fixed income security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A portfolio may lose money if the issuer or guarantor of fixed income security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A portfolio may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A portfolio’s investments in fixed income (debt) investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality. Similar to credit risk, a portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a portfolio has unsettled or open transactions will default.

Financial assets of counterparties, which potentially expose a portfolio to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit and counterparty risks to the portfolios by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain portfolios may invest in derivative instruments tied to a security issuers’ financial strength.

A portfolio’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain portfolios, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, as a substitute for securities, to increase returns, or to otherwise help achieve a portfolio’s investment goal. Each derivative instrument and the reasons the portfolio invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the portfolios entered into futures contracts for the following reasons: The PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios utilized futures to help provide equity exposure to the portfolio’s cash balances and accruals, and to provide daily liquidity for the portfolio’s inflows and outflows.

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PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The derivative investments held as of December 31, 2011 as disclosed in the Notes to Schedules of Investments and the amounts of realized gains and losses and changes in unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each applicable portfolio during the year ended December 31, 2011.

The following is a summary of the location of fair value amounts of derivative investments on the Fund’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Equity contracts	Receivable: Variation margin	Payable: Variation margin

The following is a summary of fair values of derivative investments on the Statements of Assets and Liabilities, which are not accounted for as hedging investments under U.S. GAAP, categorized by primary risk exposure as of December 31, 2011:

	Total Value of Equity Contracts*
	as of December 31, 2011
Portfolio	Assets	Liabilities
PD Large-Cap Growth Index	$16,084	($2,699)
PD Large-Cap Value Index	32,462	-
PD Small-Cap Growth Index	-	(1,791)
PD Small-Cap Value Index	-	(845)

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments and its notes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments on the Fund’s Statements of Operations:

Derivative Investment Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Equity contracts	Net realized gain (loss) on futures contracts transactions
Change in net unrealized appreciation (depreciation) on futures contracts

The following is a summary of each portfolio’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments in equity futures contracts recognized in the Statements of Operations as of December 31, 2011:

	Realized Gain (Loss) and Unrealized Appreciation (Depreciation)
	on Derivative Investments in Equity Futures Contracts
	Recognized in the Statement of Operations
	Realized	Change in Net Unrealized
Portfolio	Gain (Loss)	Appreciation (Depreciation)
PD Large-Cap Growth Index	$8,720	($3,684)
PD Large-Cap Value Index	150,957	785
PD Small-Cap Growth Index	(60,292)	(7,607)
PD Small-Cap Value Index	27,032	(10,600)

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as investment adviser to each portfolio of the Fund. PLFA receives advisory fees from each portfolio based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each portfolio:

PD Aggregate Bond Index	0.16% of first $50 million
0.15% of next $50 million
0.14% on excess

PD High Yield Bond Market	0.35% of first $50 million
0.22% of next $50 million
0.14% on excess

PD Large-Cap Growth Index	0.14% of first $300 million
PD Large-Cap Value Index	0.12% on excess
PD Small-Cap Growth Index
PD Small-Cap Value Index

PD International Large-Cap	0.25% of first $100 million
0.20% on excess

PD Emerging Markets	0.60% of first $50 million
0.35% on excess

Pursuant to Portfolio Management or Subadvisory Agreements as of December 31, 2011, the Fund and PLFA engage various investment management firms under PLFA’s supervision, to sub-advise each Pacific Dynamix Underlying Portfolio. The following firms serve as sub-advisers for the respective portfolios: BlackRock Investment Management, LLC for the PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios; SSgA Funds Management, Inc. for the PD Aggregate Bond Index and PD High Yield Bond Market Portfolios; and Dimensional Fund Advisors LP for the PD International Large-Cap and PD Emerging

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PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Markets Portfolios. PLFA, as Investment Adviser to each portfolio of the Fund, pays the related portfolio management fees to these sub-advisors as compensation for their sub-advisory services provided to the Fund.

Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Fund that are outside the scope of the investment adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Fund compensates Pacific Life and PLFA for their expenses in providing support services to the Fund in connection with various matters, including the expense of registering and qualifying the Fund on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Fund’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Effective as of May 1, 2011, pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company, for a fee, serves as transfer agent and dividend disbursing agent for all Class P shares of the Pacific Dynamix Underlying Portfolios.

Prior to May 1, 2011, pursuant to an Agency Agreement, Pacific Life served as transfer agent and dividend disbursing agent for the Pacific Dynamix Underlying Portfolios of the Fund, without remuneration from the Fund.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser and Pacific Life are related parties. The advisory fees payable to the Adviser and expenses for support services payable to PLFA and Pacific Life (see Note 6) by each portfolio covered in this report for the year ended December 31, 2011 are presented in Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2011 are presented in Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Fund’s expenses, PLFA has entered into expense limitation agreements with the Fund and has contractually agreed to reimburse each Pacific Dynamix Underlying Portfolio through April 30, 2012 to the extent the total net operating expenses (including advisory fees and organizational expenses, but not including extraordinary expenses such as litigation or other expenses not incurred in the ordinary course of each portfolio’s business of a Pacific Dynamix Underlying Portfolio) exceeds the annualized expense ratios as follows: 0.17% for the PD Aggregate Bond Index, PD Large-Cap Growth Index, and PD Large-Cap Value Index Portfolios; 0.34% for the PD High Yield Bond Market Portfolio; 0.21% for the PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios; 0.30% for the PD International Large-Cap Portfolio; and 0.97% for the PD Emerging Markets Portfolio.

Any reimbursement is subject to recoupment by PLFA for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place) to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable portfolio, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable portfolios covered in this report for the year ended December 31, 2011 are presented in Statements of Operations. Any amounts that remained due from the Adviser as of December 31, 2011 are presented in Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2011 that are subject to repayment from the portfolios are as follows:

	Expiration
Portfolio	2012	2013	2014
PD Aggregate Bond Index	$32,594	$110,894	$125,051
PD High Yield Bond Market	36,830	56,698	67,270
PD Large-Cap Growth Index	33,861	28,860	27,630
PD Large-Cap Value Index	33,209	32,445	29,532
PD Small-Cap Growth Index	28,127	38,021	25,175
PD Small-Cap Value Index	32,402	41,193	30,356
PD International Large-Cap	36,554	60,583	120,039

There was no recoupment of expense reimbursement by PLFA from any of the Pacific Dynamix Underlying Portfolios during the year ended December 31, 2011.

C. INVESTMENTS BY AFFILIATED PARTY

As of December 31, 2011, Pacific Life owned the following percentages of shares outstanding of each of the following portfolios:

Portfolio	Ownership Percentage
PD High Yield Bond Market	71.12%
PD Small-Cap Growth Index	23.17%
PD Small-Cap Value Index	16.77%
PD Emerging Markets	42.71%

D. INDEPENDENT TRUSTEES

The Fund pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees. The fees and expenses of the independent trustees of the Board are presented in Statements of Operations.

Each independent trustee of the Board is eligible to participate in the Fund’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each portfolio at the time of such deferral and are payable in accordance with the Plan.

D-9

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain portfolios in the Pacific Life Funds. Pacific Life Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Investment Adviser to Pacific Life Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of the Class A and/or Class P shares of the corresponding series of the Pacific Life Funds without a sales load. The obligation of each portfolio under the Plan (the “DCP Liability”) is included in “Accrued trustees’ fees and expenses and deferred compensation” in the Statements of Assets and Liabilities. Accordingly, the market value appreciation or depreciation on a portfolio’s DCP Liability account will cause the expenses of that portfolio to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a portfolio’s DCP Liability account, if any, is included in “Trustees’ fees and expenses” in the Statements of Operations. None of the independent trustees have deferred their compensation since the commencement of operations of all the portfolios covered in this report, therefore there is no accrued deferred compensation shown in the Statements of Assets and Liabilities.

E. OFFICERS OF THE FUND

All officers of the Fund are also officers of Pacific Life and PLFA and received no compensation from the Fund.

F. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the trustees which provides that the Fund will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Fund, to the fullest extent permitted by the Fund’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Fund enters into contracts with service providers and others that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Fund and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. COMMITTED LINE OF CREDIT

The Fund has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing is the higher of the Federal funds rate or the Overnight LIBOR rate, plus 1.25%. Effective September 2, 2011, the Fund agreed to pay the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line up to a maximum of $75,000. Prior to September 2, 2011, the Fund paid the Bank a commitment fee equal to 0.125% on the unused portion of the committed line. As of December 31, 2011, the actual interest rate on borrowing by the Fund was 1.40%. The committed line of credit will expire on August 31, 2012, unless renewed. The commitment fees and interest incurred by each applicable portfolio covered in this report are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio. As of December 31, 2011, the portfolios covered in this report had no borrowing outstanding in connection with this line of credit. The weighted average interest rate and the average dollar amount of borrowings on those days that the portfolio had a loan outstanding during the year ended December 31, 2011 for each applicable portfolio were as follows:

	Weighted	Average
	Average	Dollar Amount
Portfolio	Interest Rate	of Borrowing
PD Small Cap Growth Index	1.39%	$763,455
PD Small Cap Value Index	1.39%	277,645
PD International Large	1.40%	136,131
PD Emerging Markets	1.40%	281,774

9. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the year ended December 31, 2011, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
PD Aggregate Bond Index	$225,352,685	$189,649,076

	Other Securities
Portfolio	Purchases	Sales
PD Aggregate Bond Index	$23,521,449	$12,382,855
PD High Yield Bond Market	68,670,554	27,365,348
PD Large-Cap Growth Index	64,288,559	29,654,521
PD Large-Cap Value Index	75,639,298	33,131,830
PD Small-Cap Growth Index	25,181,765	16,563,934
PD Small-Cap Value Index	30,895,177	17,923,694
PD International Large-Cap	54,194,250	449,434
PD Emerging Markets	13,817,497	1,842,022

10. FEDERAL INCOME TAX INFORMATION

The Fund currently intends that each Pacific Dynamix Underlying Portfolio will be treated as a partnership for Federal income tax purposes only. A portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably, when a portfolio is treated as a partnership. However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a portfolio electing to be taxed as a partnership versus a regulated investment company.

D-10

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of December 31, 2011, were as follows:

					Net
		Gross	Gross	Net	Unrealized	Net
	Total Cost of	Unrealized	Unrealized	Unrealized	Appreciation	Unrealized
	Investments on	Appreciation	Depreciation	Appreciation	(Depreciation)	Appreciation
Portfolio	Tax Basis	on Investments	on Investments	on Investments	on Other (1)	(Depreciation)
PD Aggregate Bond Index	$210,821,557	$10,234,182	($361,151)	$9,873,031	$-	$9,873,031
PD High Yield Bond Market	77,667,337	2,147,947	(2,686,427)	(538,480)	-	(538,480)
PD Large-Cap Growth Index	91,918,081	10,895,845	(3,051,927)	7,843,918	13,385	7,857,303
PD Large-Cap Value Index	116,642,887	9,703,688	(6,901,084)	2,802,604	32,462	2,835,066
PD Small-Cap Growth Index	25,952,566	4,093,726	(2,097,501)	1,996,225	(1,791)	1,994,434
PD Small-Cap Value Index	33,476,073	3,537,653	(3,005,928)	531,725	(842)	530,883
PD International Large-Cap	100,048,716	5,158,317	(10,998,855)	(5,840,538)	(1,758)	(5,842,296)
PD Emerging Markets	29,855,279	4,588,508	(3,417,215)	1,171,293	(955)	1,170,338

(1) Other includes net appreciation or depreciation on derivatives and assets and liabilities in foreign currencies, if any.

The Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits in the Statement of Assets and Liabilities with a corresponding expense in the Statement of Operations. The Fund is required to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. As a result of the Fund’s evaluation, as of and during the year ended December 31, 2011, the Fund did not record a liability for any unrecognized tax benefits. The Fund’s policy is to recognize interest and penalties on unrecognized tax benefits in income tax expense in the Statements of Operations. During the year ended December 31, 2011, none of the Pacific Dynamix Underlying Portfolios incurred any interest or penalties. The Fund is additionally not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund remains subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Massachusetts) for the tax years ended December 31, 2009 through December 31, 2011.

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gain distributions to shareholders for the year ended December 31, 2011 and December 31, 2010, were as follows:

	For the Year Ended December 31, 2011			For the Year Ended December 31, 2010
		Long-term			Long-term
	Ordinary	Capital		Ordinary	Capital
Portfolio	Income	Gains	Total	Income	Gains	Total
PD Aggregate Bond Index	$7,714,482	$402,939	$8,117,421	$3,346,048	$36,201	$3,382,249
PD High Yield Bond Market	5,766,216	1,021,700	6,787,916	3,665,490	212,355	3,877,845
PD Large-Cap Growth Index	2,192,500	2,380,449	4,572,949	1,028,542	1,081,027	2,109,569
PD Large-Cap Value Index	2,030,533	109,671	2,140,204	2,130,616	769,018	2,899,634
PD Small-Cap Growth Index	531,340	1,827,755	2,359,095	483,104	413,436	896,540
PD Small-Cap Value Index	1,209,700	1,563,108	2,772,808	994,952	550,031	1,544,983
PD International Large-Cap	2,054,303	-	2,054,303	852,051	7,464	859,515
PD Emerging Markets	444,945	53,047	497,992	623,996	106,254	730,250

12. SHARES OF BENEFICIAL INTEREST

Change in shares of beneficial interest of each portfolio for the years ended December 31, 2011 and December 31, 2010 were as follows:

	PD Aggregate Bond Index		PD High Yield Bond Market		PD Large-Cap Growth Index
	2011	2010	2011	2010	2011	2010
Class P
Shares sold	7,605,690	10,017,883	3,516,194	619,718	3,360,265	2,697,133
Dividend and distribution reinvested	748,000	320,566	613,438	343,215	328,896	147,357
Shares repurchased	(4,579,643)	(1,473,751)	(378,899)	(45,991)	(957,723)	(702,782)

Net increase	3,774,047	8,864,698	3,750,733	916,942	2,731,438	2,141,708
Shares outstanding, beginning of year	15,484,098	6,619,400	3,393,308	2,476,366	4,434,868	2,293,160

Shares outstanding, end of year	19,258,145	15,484,098	7,144,041	3,393,308	7,166,306	4,434,868

	PD Large-Cap Value Index		PD Small-Cap Growth Index		PD Small-Cap Value Index
	2011	2010	2011	2010	2011	2010
Class P
Shares sold	4,070,207	3,465,743	779,729	391,532	1,131,285	532,891
Dividend and distribution reinvested	156,542	208,089	170,896	57,048	219,835	104,919
Shares repurchased	(1,037,585)	(728,169)	(206,680)	(84,577)	(224,503)	(104,135)

Net increase	3,189,164	2,945,663	743,945	364,003	1,126,617	533,675
Shares outstanding, beginning of year	5,553,427	2,607,764	1,294,839	930,836	1,574,498	1,040,823

Shares outstanding, end of year	8,742,591	5,553,427	2,038,784	1,294,839	2,701,115	1,574,498

D-11

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	PD International Large-Cap		PD Emerging Markets
	2011	2010	2011	2010
Class P
Shares sold	4,471,584	2,303,783	894,257	278,962
Dividend and distribution reinvested	176,658	62,994	37,650	45,060
Shares repurchased	(581,968)	(383,365)	(140,508)	(40,088)

Net increase	4,066,274	1,983,412	791,399	283,934
Shares outstanding, beginning of year	3,892,260	1,908,848	1,537,277	1,253,343

Shares outstanding, end of year	7,958,534	3,892,260	2,328,676	1,537,277

D-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD International Large-Cap, and PD Emerging Markets Portfolios (collectively the “Funds”) (eight of fifty portfolios comprising Pacific Select Fund) as of December 31, 2011, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of December 31, 2011, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
February 24, 2012

E-1

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire 6-month period from July 1, 2011 to December 31, 2011.

ACTUAL EXPENSES

The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses and expense reductions (Note 7B to Financial Statements). The “Ending Account Value at 12/31/11” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/11-12/31/11” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past 6-month period from July 1, 2011 to December 31, 2011.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/11-12/31/11.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any applicable fee waivers and other expense reductions. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	07/01/11-
Portfolio	07/01/11	12/31/11	Ratio	12/31/11
PD Aggregate Bond Index
Actual	$1,000.00	$1,049.60	0.17%	$0.88
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD High Yield Bond Market
Actual	$1,000.00	$1,003.20	0.34%	$1.72
Hypothetical	$1,000.00	$1,023.49	0.34%	$1.73

PD Large-Cap Growth Index
Actual	$1,000.00	$960.20	0.17%	$0.84
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD Large-Cap Value Index
Actual	$1,000.00	$947.30	0.17%	$0.83
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD Small-Cap Growth Index
Actual	$1,000.00	$892.80	0.21%	$1.00
Hypothetical	$1,000.00	$1,024.15	0.21%	$1.07

PD Small-Cap Value Index
Actual	$1,000.00	$908.50	0.21%	$1.01
Hypothetical	$1,000.00	$1,024.15	0.21%	$1.07

PD International Large-Cap
Actual	$1,000.00	$837.80	0.30%	$1.39
Hypothetical	$1,000.00	$1,023.69	0.30%	$1.53

PD Emerging Markets
Actual	$1,000.00	$808.00	0.90%	$4.10
Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

(1)	Expenses paid during the six-month period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

F-1

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION
(Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Fund’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Fund’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member, Board of Regents (1993 to 1996), Eastern Michigan University.	78

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	78

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Life Funds; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) and Former Vice Chairman (2001 to 2007) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	78

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	78

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing) and has been retired since that time.	78

F-2

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09, President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09),President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Life Funds.	78

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09, Executive Vice President 6/20/06 to 1/10/07)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to present) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 4/10) of Pacific Life; Trustee (9/05 to 12/10), Pacific Life Employees Retirement Plan; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 4/10) of Pacific Life Fund Advisors LLC; Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings LLC; Director (6/08 to present) Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings Limited; Director (9/11 to present) of Pacific Life Reinsurance (Barbados) Ltd; Board Member (1/12 to present) and Director (9/11 to 12/11) Pacific Services Canada Ltd.; Board Member and Vice Chairman (8/01 to 10/07) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03), of Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), of MetLife, Inc.; Director (12/05 to present), Executive Vice President (4/10 to present) and Senior Vice President (12/05 to 4/10) of Pacific Alliance Reinsurance Ltd; Director (10/07 to present), Executive Vice President (6/10 to present) and Senior Vice President (10/07 to 6/10) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Life Funds.	78

F-3

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS (Continued)

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Investment Counsel (4/04 to present), Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09), Assistant Vice President and Investment Counsel (8/99 to 4/04) of Pacific Life & Annuity Company; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	78

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	78

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	78

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life & Annuity Company; and Vice President (6/06 to present) of Pacific Life Funds.	78

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life, Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC ; and similar positions with other subsidiaries of Pacific Life; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Life Funds.	78

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; Vice President (4/11 to present), Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Vice President (4/05 to present), Assistant Secretary (6/01 to present) and Assistant Vice President (6/01 to 4/05) of Pacific Life Funds.	78

F-4

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS (Continued)

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (4/10 to present) of Pacific Life & Annuity Company; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	78

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Vice President (11/06 to present) of Pacific Life Funds.	78

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2011, the “Fund Complex” consisted of Pacific Select Fund (50 portfolios) and Pacific Life Funds (28 funds).

F-5

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS
(Unaudited)

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Fund”) oversees the management of each of the separate portfolios of the Fund (each a “Portfolio” and collectively, the “Portfolios”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each portfolio management agreement (the “Portfolio Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers or “Portfolio Managers.” PLFA serves as the investment adviser for all of the Portfolios and directly manages the High Yield Bond and the Cash Management Portfolios (the “PAM Managed Portfolios”) under the name Pacific Asset Management (“PAM”) and the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Asset Allocation Portfolios,” and together with the PAM Managed Portfolios, the “Directly Managed Portfolios”). For the other Portfolios, with the exception of the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, and the American Funds Asset Allocation Portfolio (collectively, the “Feeder Portfolios”), PLFA has retained other firms to serve as Portfolio Managers under PLFA’s supervision. Each of the Feeder Portfolios invests all of its assets in a master fund; and therefore, PLFA has not retained other portfolio managers to manage the assets of these Portfolios. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 12-13, 2011.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Portfolio Manager that was submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Portfolios throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Portfolio performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Portfolios by PLFA and the Portfolio Managers. The Board also reviewed financial and profitability information regarding PLFA and the Portfolio Managers, and information regarding the organization and operations of each entity such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Portfolio. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Portfolios’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

Annual Consideration and Approval of Investment Advisory and Portfolio Management Agreements

In evaluating the Advisory Agreement and each Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

Portfolio Oversight and Supervision — PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Portfolio Managers and PAM; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder and/or contract holder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust, its shareholders and investing.

The Trustees also considered that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Portfolios. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the Portfolios.

The Trustees considered PLFA’s continued development and use of analytical tools for assessing Portfolio performance and the performance of the Portfolio Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to identify Portfolios that are underperforming applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor the performance of Portfolio Managers, including the use of analytical methods to review Portfolio

F-6

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Portfolio performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Board also noted that PLFA conducts periodic due diligence on Portfolio Managers involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Portfolio Manager’s investment process and to seek to identify issues that may be relevant to a Portfolio Manager’s services to a Portfolio or a Portfolio’s performance, including, but not limited to, the financial strength of a Portfolio Manager, significant staffing changes that could affect a Portfolio, material changes in a Portfolio Manager’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support. The Trustees also noted that PLFA appeared to have implemented effective methods for monitoring investment style consistency by Portfolio Managers and for analyzing the use of derivatives by Portfolio Managers. With respect to the PAM Managed Portfolios, the Board considered that PLFA provided oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Portfolio Managers. The Board also considered that PLFA manages directly the Asset Allocation Portfolios.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities, including researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt, the value of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered PLFA’s oversight of transition management when overseeing significant changes in the Portfolios, such as cash movements between the Portfolios arising from reallocations by funds of funds and the transition from one Portfolio Manager to another, including steps taken by PLFA to reduce transaction costs associated with a Portfolio transition.

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Portfolios, its compliance monitoring of the Portfolio Managers and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Portfolio Managers; and its attention to matters that may involve conflicts of interest with each Portfolio. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Fund’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Portfolio Managers, and the Portfolios with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further considered the monitoring and additional services provided by PLFA to the Portfolios, including risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

The Trustees noted that the Portfolios are used as the investment options for variable products of Pacific Life and Pacific Life & Annuity Company (“PL&A”), and they believe the Portfolios provide a broad range of investment options for contract holders of Pacific Life and PL&A, including investment options that provide exposure to major asset classes such as equity and debt, and many different investment styles within those asset classes, and target risk funds that also provide investors with asset allocation for different profiles. The Trustees further noted that the offering of the Portfolios as investment options assisted in distinguishing these variable products in the marketplace. The Trustees considered that they had received reports indicating that these variable products are well designed and competitive.

Portfolio Management — PLFA and the Portfolio Managers. The Trustees considered various materials relating to PLFA, including PAM, and the Portfolio Managers, including copies of each existing Advisory Agreement and Portfolio Management Agreement; copies of the Form ADV for PLFA and each Portfolio Manager; financial information relating to PLFA and each Portfolio Manager; and other information deemed relevant to the Trustees’ evaluation of PLFA and each Portfolio Manager, including qualitative assessments from senior management of PLFA.

The Trustees considered the benefits to shareholders of retaining PLFA and each Portfolio Manager and continuing the Advisory Agreement and Portfolio Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by PLFA and the Portfolio Managers. The Trustees noted the portfolio management services that have been provided by PLFA or PAM to the Directly Managed Portfolios and the portfolio management services that have been provided by the Portfolio Managers to the other Portfolios. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Portfolios and their shareholders, the organizational depth and resources of PLFA and the Portfolio Managers, including the background and experience of PLFA and each of the Portfolio Manager’s management, and the expertise of PLFA, its PAM unit, and each Portfolio Manager’s portfolio management team, as well as the investment methodology used by PLFA, its PAM unit, and the Portfolio Manager.

The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO had in place a systematic process for periodically reviewing PLFA’s and each Portfolio Manager’s written compliance policies and procedures, including the assessment of PLFA’s and each Portfolio Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s and each Portfolio Manager’s code of ethics. The Trustees also considered that PLFA and each Portfolio Manager continues to cooperate with the CCO in reviewing its compliance operations.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Trustees believed it to be appropriate.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Portfolio Managers.

2. Investment Results

The Trustees considered the investment results of each Portfolio in light of its objective and market conditions over the past year. The Trustees compared each Portfolio’s total returns with both the total returns of appropriate groups of peer funds, based on information provided

F-7

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

by PLFA using data from independent sources, and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by an Independent Consultant who provided a presentation and analysis to the Trustees regarding peer group performance utilizing data from independent sources. The information provided to the Trustees included each Portfolio’s performance record for the prior ten calendar years, as applicable, and three-month, year-to-date, one-, three-, five- and ten-year or since inception periods, as applicable. In reviewing the performance data drawn from independent sources, as well as the performance of the respective benchmark indices, the Trustees noted that some Portfolios had outperformed their peer groups over certain periods and/or exceeded their respective benchmark indices while others underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Portfolios with representatives of PLFA, including an assessment of the approach used by the Portfolio Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.

The Trustees also reviewed the monitoring of the Portfolio Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. The Trustees noted that many of the best independent investment advisers consistently compete to be considered to provide portfolio management services for the Portfolios. Generally, the Trustees noted that there continues to be a strong record of well-managed Portfolios that work well in the Asset Allocation Portfolios and that the Asset Allocation Portfolios provide a range of professionally managed asset allocation investment options. The Trustees also noted that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Portfolios and the benefits the Asset Allocation Portfolios provide for shareholders generally.

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Portfolio’s investment objective either directly or through the selection of Portfolio Managers and that PLFA’s record in managing each Portfolio indicates that its continued management as well as the continuation of the respective Portfolio Management Agreements will benefit each Portfolio and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Portfolio Manager as compared to the portion retained by PLFA, and operating expense ratios for each of the Portfolios. The Independent Trustees also requested and reviewed information from the Independent Consultant along with their analysis of advisory fees, sub-advisory fees and certain other expenses. The Trustees reviewed the advisory fees, sub-advisory fees and operating expense ratios of each Portfolio and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Portfolios were subject to contractual expense limitations agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on peer fund group information retrieved from the independent sources. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for the Portfolios. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Portfolios.

The Trustees also considered information from the Portfolio Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of each Portfolio Manager with other registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Portfolios by the Portfolio Managers and that the level of services provided by these Portfolio Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Portfolio Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the sub-advised Portfolios, the fee rates were the result of arms’-length negotiations between PLFA and the Portfolio Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Portfolio. The Trustees observed that certain of the Portfolios’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Portfolio were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Portfolio Managers regarding PLFA’s costs of sponsoring the Portfolios and information regarding the profitability of PLFA and the Portfolio Managers.

PLFA and the Portfolio Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Portfolios, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity and variable life insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that analysis of the Fund’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Portfolio Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention

F-8

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Portfolio Managers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Portfolio Management Agreements to the Portfolio Managers because of, among other things, the differences in the types of information provided by the Portfolio Managers, the fact that many Portfolio Managers manage substantial assets other than the Portfolios and, further, that any such assessment would involve assumptions regarding the Portfolio Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Portfolio Managers, the Trustees gave less weight to profitability considerations and did not view that this data was as important as other data given the arms’-length nature of the relationship (for the Portfolios that are sub-advised) between PLFA and such Portfolio Managers with respect to the negotiation of portfolio management fees.

Economies of Scale. The Trustees considered information relating to economies of scale provided by PLFA and the Independent Consultant, and PLFA’s general willingness to discuss and evaluate the topic of economies of scale with the Trustees.

The Trustees considered that the advisory fee schedules contained breakpoints reducing the rate of the advisory fee as Portfolio assets grow for all Portfolios except the Asset Allocation Portfolios. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and potential future economies of scale as the asset levels of a Portfolio increase. The Independent Trustees noted that the Asset Allocation Portfolios are funds-of-funds that invest in other Portfolios that have advisory fee schedules containing breakpoints that reduce the total advisory fees paid by shareholders of the Asset Allocation Portfolios as assets grow. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Portfolios for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life and PL&A had also consistently reinvested in the business with respect to the variable products to which the Fund serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Portfolio by Portfolio basis. This analysis was complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the ability to provide and expand those services through, for example, continuing investments in technology and shareholder services, as discussed above. The Trustees considered that the Portfolios are well managed, and provide shareholders with a wide choice of premier Portfolio Managers and sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services to the Portfolios on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Portfolios, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board concluded that the Portfolios’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Portfolio and its shareholders to their benefit.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Portfolio Managers information concerning other benefits received by PLFA, the Portfolio Managers, and their affiliates as a result of their respective relationship with the Portfolios, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Portfolio Managers and the use of soft-dollars by certain of the Portfolio Managers. The Trustees also considered information concerning other significant economic relations between the Portfolio Managers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Portfolio Management Agreement are fair and reasonable with respect to each Portfolio and its shareholders, and that the renewal of the Advisory Agreement and each applicable Portfolio Management Agreement would be in the best interests of the Portfolios and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Portfolio Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-9

PACIFIC SELECT FUND
WHERE TO GO FOR MORE INFORMATION
(Unaudited)

Availability of Quarterly Holdings

The Fund files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Fund’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Fund’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Fund files information regarding how the Fund’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Fund’s Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Fund

For complete descriptions of the various securities and other instruments held by the Fund and their risks, please see the Fund’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, see the Fund’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is described in the Fund’s SAI.

How to obtain Information

The Fund’s prospectus, SAI (including Proxy Voting Policies), annual and semi-annual reports, and complete schedules of investments are available:

•	On the Fund’s website at http://www.PacificLife.com

•	On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:
  Pacific Life’s Annuity Contract Owners: 1-800-722-4448
  Pacific Life’s Annuity Registered Representative: 1-800-722-2333
  Pacific Life Insurance Policy Owners: 1-800-800-7681
  PL&A’s Annuity Contract Owners: 1-800-748-6907
  PL&A’s Life Insurance Policy Owners: 1-888-595-6997
7 a.m. through 5 p.m. Pacific Time

F-10

Form No.:	15-31114-01 4732-12A

Item 2. Code of Ethics.
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2011 and 2010 were $1,134,000 and $999,500, respectively.

(b)	Audit-Related Fees. For the fiscal year ended December 31, 2011 there was no audit-related fee. For the fiscal year ended December 31, 2010, the aggregate audit-related fees of $7,000 were billed to the Registrant by the principal accountant for consent fees for the N-14 filings.

(c)	Tax Fees. There were no fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal years ended December 31, 2011 and 2010.

(d)	All Other Fees. There were no other fees billed to the Registrant by the principal accountant for the fiscal years ending December 31, 2011 and 2010.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:
Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either: (i) The Audit Committee shall pre-approve such engagement; or (ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated pursuant to the Audit Committee Charter shall be presented to the full Audit Committee at its next scheduled meeting. (iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.
Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Pursuant to the Audit Committee Charter, “Investment company complex” means the Registrant and its portfolios, the Pacific Life Funds, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser. Application of De Minimis Exception: The De Minimis exceptions set forth above also apply to pre-approvals under this section of the Audit Committee Charter, except that the “total amount of revenues” calculation for the services pursuant to the Audit Committee Charter is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this section of the Audit Committee Charter (i.e., the Adviser or any control person).
(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended December 31, 2011 and 2010 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $170,300 and $79,350, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants—not applicable.
Item 6. Investments.
(a)	Schedule I.
(b)	Not applicable.

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
PREFERRED STOCKS - 0.0%

Consumer Discretionary - 0.0%

Orchard Supply Hardware Stores Corp * + Δ	363	$1,364

Total Preferred Stocks
(Cost $1,686)		1,364

COMMON STOCKS - 99.1%

Consumer Discretionary - 10.6%

Abercrombie & Fitch Co ‘A’	17,710	864,956
Amazon.com Inc *	74,656	12,922,954
Apollo Group Inc ‘A’ *	23,824	1,283,399
AutoNation Inc *	9,814	361,842
AutoZone Inc *	5,730	1,862,078
Bed Bath & Beyond Inc *	49,268	2,856,066
Best Buy Co Inc	60,120	1,405,004
Big Lots Inc *	13,407	506,248
BorgWarner Inc *	22,491	1,433,576
Cablevision Systems Corp ‘A’	45,552	647,749
CarMax Inc *	46,629	1,421,252
Carnival Corp (Panama)	92,867	3,031,179
CBS Corp ‘B’	134,298	3,644,848
Chipotle Mexican Grill Inc *	6,423	2,169,304
Coach Inc	59,888	3,655,563
Comcast Corp ‘A’	559,160	13,257,684
D.R. Horton Inc	57,146	720,611
Darden Restaurants Inc	26,982	1,229,840
DeVry Inc	12,439	478,404
DIRECTV ‘A’ *	144,795	6,191,434
Discovery Communications Inc ‘A’ *	54,236	2,222,049
Dollar Tree Inc *	24,428	2,030,211
Expedia Inc	19,560	567,631
Family Dollar Stores Inc	24,048	1,386,608
Ford Motor Co *	779,822	8,390,885
GameStop Corp ‘A’ *	28,574	689,491
Gannett Co Inc	49,167	657,363
Genuine Parts Co	31,945	1,955,034
H&R Block Inc	59,822	976,893
Harley-Davidson Inc	47,689	1,853,671
Harman International Industries Inc	14,392	547,472
Hasbro Inc	23,953	763,861
International Game Technology	60,903	1,047,532
J.C. Penney Co Inc	29,209	1,026,696
Johnson Controls Inc	139,626	4,364,709
Kohl’s Corp	52,011	2,566,743
Leggett & Platt Inc	28,708	661,432
Lennar Corp ‘A’	32,818	644,874
Limited Brands Inc	50,481	2,036,908
Lowe’s Cos Inc	257,041	6,523,701
Macy’s Inc	86,158	2,772,564
Marriott International Inc ‘A’	55,010	1,604,642
Mattel Inc	69,502	1,929,376
McDonald’s Corp	209,971	21,066,390
Netflix Inc *	11,430	791,985
Newell Rubbermaid Inc	59,563	961,942
News Corp ‘A’	450,019	8,028,339
Nike Inc ‘B’	76,120	7,335,684
Nordstrom Inc	33,182	1,649,477
O’Reilly Automotive Inc *	26,327	2,104,844
Omnicom Group Inc	56,617	2,523,986
Orchard Supply Hardware Stores Corp ‘A’ * + Δ	363	1,364
priceline.com Inc *	10,217	4,778,593
PulteGroup Inc *	69,752	440,135
Ralph Lauren Corp	13,216	1,824,865
Ross Stores Inc	47,448	2,255,203
Scripps Networks Interactive Inc ‘A’	20,069	851,327
Sears Holdings Corp *	8,032	255,257
Staples Inc	143,544	1,993,826
Starbucks Corp	152,965	7,037,920
Starwood Hotels & Resorts Worldwide Inc	39,439	1,891,889
Target Corp	137,820	7,059,140
The Gap Inc	71,121	1,319,295
The Goodyear Tire & Rubber Co *	50,049	709,194
The Home Depot Inc	316,343	13,299,060
The Interpublic Group of Cos Inc	95,158	925,887
The McGraw-Hill Cos Inc	60,213	2,707,779
The TJX Cos Inc	77,395	4,995,847
The Walt Disney Co	368,659	13,824,712
The Washington Post Co ‘B’	1,003	377,940
Tiffany & Co	26,056	1,726,471
Time Warner Cable Inc	65,487	4,163,009
Time Warner Inc	205,393	7,422,903
TripAdvisor Inc *	19,560	493,108
Urban Outfitters Inc *	22,910	631,400
VF Corp	17,894	2,272,359
Viacom Inc ‘B’	113,322	5,145,952
Whirlpool Corp	15,734	746,578
Wyndham Worldwide Corp	31,267	1,182,831
Wynn Resorts Ltd	16,249	1,795,352
Yum! Brands Inc	94,500	5,576,445

		249,332,625

Consumer Staples - 11.4%

Altria Group Inc	421,996	12,512,181
Archer-Daniels-Midland Co	137,082	3,920,545
Avon Products Inc	88,362	1,543,684
Beam Inc	31,898	1,634,135
Brown-Forman Corp ‘B’	20,647	1,662,290
Campbell Soup Co	36,810	1,223,564
Coca-Cola Enterprises Inc	63,996	1,649,817
Colgate-Palmolive Co	99,322	9,176,360
ConAgra Foods Inc	85,067	2,245,769
Constellation Brands Inc ‘A’ *	35,528	734,364
Costco Wholesale Corp	88,932	7,409,814
CVS Caremark Corp	267,107	10,892,623
Dean Foods Co *	37,740	422,688
Dr Pepper Snapple Group Inc	43,985	1,736,528
General Mills Inc	132,047	5,336,019
H.J. Heinz Co	65,719	3,551,455
Hormel Foods Corp	28,357	830,577
Kellogg Co	50,858	2,571,889
Kimberly-Clark Corp	80,874	5,949,091
Kraft Foods Inc ‘A’	362,552	13,544,943
Lorillard Inc	27,708	3,158,712
McCormick & Co Inc	27,318	1,377,374
Mead Johnson Nutrition Co	41,776	2,871,264
Molson Coors Brewing Co ‘B’	32,276	1,405,297
PepsiCo Inc	320,822	21,286,540
Philip Morris International Inc	356,439	27,973,333
Reynolds American Inc	69,384	2,873,885
Safeway Inc	69,663	1,465,709
Sara Lee Corp	121,238	2,293,823
SUPERVALU Inc	43,135	350,256
Sysco Corp	121,060	3,550,690
The Clorox Co	27,072	1,801,912
The Coca-Cola Co	466,070	32,610,918
The Estee Lauder Cos Inc ‘A’	22,923	2,574,711
The Hershey Co	31,417	1,940,942
The J.M. Smucker Co	23,353	1,825,504
The Kroger Co	122,548	2,968,113
The Procter & Gamble Co	564,587	37,663,599
Tyson Foods Inc ‘A’	59,799	1,234,251
Wal-Mart Stores Inc	358,413	21,418,761

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Walgreen Co	182,495	$6,033,285
Whole Foods Market Inc	32,786	2,281,250

		269,508,465

Energy - 12.2%

Alpha Natural Resources Inc *	45,354	926,582
Anadarko Petroleum Corp	102,190	7,800,163
Apache Corp	78,814	7,138,972
Baker Hughes Inc	89,570	4,356,685
Cabot Oil & Gas Corp	21,441	1,627,372
Cameron International Corp *	50,322	2,475,339
Chesapeake Energy Corp	135,296	3,015,748
Chevron Corp	408,663	43,481,743
ConocoPhillips	272,461	19,854,233
CONSOL Energy Inc	46,479	1,705,779
Denbury Resources Inc *	81,313	1,227,826
Devon Energy Corp	82,886	5,138,932
Diamond Offshore Drilling Inc	14,231	786,405
El Paso Corp	158,263	4,205,048
EOG Resources Inc	55,172	5,434,994
EQT Corp	30,624	1,677,889
Exxon Mobil Corp	983,590	83,369,088
FMC Technologies Inc *	48,902	2,554,151
Halliburton Co	188,830	6,516,523
Helmerich & Payne Inc	22,049	1,286,780
Hess Corp	61,158	3,473,774
Marathon Oil Corp	144,416	4,227,056
Marathon Petroleum Corp	73,167	2,435,729
Murphy Oil Corp	39,716	2,213,770
Nabors Industries Ltd * (Bermuda)	59,023	1,023,459
National Oilwell Varco Inc	86,978	5,913,634
Newfield Exploration Co *	27,268	1,028,822
Noble Corp * (Switzerland)	51,777	1,564,701
Noble Energy Inc	36,028	3,400,683
Occidental Petroleum Corp	166,586	15,609,108
Peabody Energy Corp	55,593	1,840,684
Pioneer Natural Resources Co	25,116	2,247,380
QEP Resources Inc	36,426	1,067,282
Range Resources Corp	32,104	1,988,522
Rowan Cos Inc *	25,788	782,150
Schlumberger Ltd (Netherlands)	275,414	18,813,530
Southwestern Energy Co *	71,292	2,277,066
Spectra Energy Corp	133,462	4,103,957
Sunoco Inc	22,028	903,589
Tesoro Corp *	29,346	685,523
The Williams Cos Inc	120,960	3,994,099
Valero Energy Corp	114,872	2,418,056

		286,592,826

Financials - 13.3%

ACE Ltd (Switzerland)	69,122	4,846,835
Aflac Inc	95,793	4,144,005
American Express Co	207,362	9,781,266
American International Group Inc *	89,649	2,079,857
Ameriprise Financial Inc	46,434	2,304,984
Aon Corp	66,346	3,104,993
Apartment Investment & Management Co ‘A’ REIT	24,959	571,811
Assurant Inc	19,005	780,345
AvalonBay Communities Inc REIT	19,514	2,548,528
Bank of America Corp	2,079,974	11,564,655
BB&T Corp	143,063	3,600,896
Berkshire Hathaway Inc ‘B’ *	360,765	27,526,369
BlackRock Inc	20,560	3,664,614
Boston Properties Inc REIT	30,297	3,017,581
Capital One Financial Corp	94,334	3,989,385
CBRE Group Inc *	66,510	1,012,282
Cincinnati Financial Corp	33,117	1,008,744
Citigroup Inc	599,967	15,785,132
CME Group Inc ‘A’	13,625	3,320,004
Comerica Inc	40,611	1,047,764
Discover Financial Services	112,799	2,707,176
E*TRADE Financial Corp *	52,435	417,383
Equity Residential REIT	60,874	3,471,644
Federated Investors Inc ‘B’	18,703	283,350
Fifth Third Bancorp	188,764	2,401,078
First Horizon National Corp	54,655	437,240
Franklin Resources Inc	29,871	2,869,408
Genworth Financial Inc ‘A’ *	100,684	659,480
HCP Inc REIT	83,686	3,467,111
Health Care REIT Inc	38,948	2,123,834
Host Hotels & Resorts Inc REIT	144,941	2,140,779
Hudson City Bancorp Inc	108,186	676,163
Huntington Bancshares Inc	176,750	970,358
IntercontinentalExchange Inc *	14,908	1,797,159
Invesco Ltd (Bermuda)	92,503	1,858,385
JPMorgan Chase & Co	779,736	25,926,222
KeyCorp	194,991	1,499,481
Kimco Realty Corp REIT	83,413	1,354,627
Legg Mason Inc	25,735	618,927
Leucadia National Corp	40,717	925,905
Lincoln National Corp	61,732	1,198,835
Loews Corp	62,668	2,359,450
M&T Bank Corp	25,783	1,968,274
Marsh & McLennan Cos Inc	110,402	3,490,911
MetLife Inc	217,040	6,767,307
Moody’s Corp	40,017	1,347,773
Morgan Stanley	304,562	4,608,023
Northern Trust Corp	49,460	1,961,584
NYSE Euronext	53,676	1,400,944
People’s United Financial Inc	74,414	956,220
Plum Creek Timber Co Inc REIT	33,102	1,210,209
Principal Financial Group Inc	62,562	1,539,025
ProLogis Inc REIT	94,045	2,688,747
Prudential Financial Inc	96,862	4,854,723
Public Storage REIT	29,137	3,917,761
Regions Financial Corp	258,247	1,110,462
Simon Property Group Inc REIT	60,291	7,773,922
SLM Corp	104,232	1,396,709
State Street Corp	100,957	4,069,577
SunTrust Banks Inc	110,210	1,950,717
T. Rowe Price Group Inc	51,848	2,952,744
The Allstate Corp	103,710	2,842,691
The Bank of New York Mellon Corp	248,851	4,954,623
The Charles Schwab Corp	221,540	2,494,540
The Chubb Corp	57,065	3,950,039
The Goldman Sachs Group Inc	101,028	9,135,962
The Hartford Financial Services Group Inc	91,364	1,484,665
The NASDAQ OMX Group Inc *	26,209	642,383
The PNC Financial Services Group Inc	107,965	6,226,342
The Progressive Corp	126,563	2,469,244
The Travelers Cos Inc	84,707	5,012,113
Torchmark Corp	21,034	912,665
U.S. Bancorp	391,623	10,593,402
Unum Group	59,858	1,261,208
Ventas Inc REIT	59,088	3,257,521
Vornado Realty Trust REIT	37,863	2,910,150
Wells Fargo & Co	1,082,160	29,824,330
Weyerhaeuser Co REIT	109,947	2,052,710
XL Group PLC (Ireland)	65,634	1,297,584
Zions Bancorp	37,688	613,561

		313,765,410

Health Care - 11.7%

Abbott Laboratories	319,671	17,975,100
Aetna Inc	74,352	3,136,911
Agilent Technologies Inc *	71,258	2,489,042
Allergan Inc	62,597	5,492,261
AmerisourceBergen Corp	53,020	1,971,814
Amgen Inc	162,781	10,452,168

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Baxter International Inc	115,713	$5,725,479
Becton Dickinson & Co	44,100	3,295,152
Biogen Idec Inc *	49,851	5,486,102
Boston Scientific Corp *	303,822	1,622,409
Bristol-Myers Squibb Co	347,733	12,254,111
C.R. Bard Inc	17,584	1,503,432
Cardinal Health Inc	70,906	2,879,493
CareFusion Corp *	46,018	1,169,317
Celgene Corp *	91,101	6,158,428
Cerner Corp *	29,829	1,827,026
CIGNA Corp	58,585	2,460,570
Coventry Health Care Inc *	29,770	904,115
Covidien PLC (Ireland)	99,002	4,456,080
DaVita Inc *	19,190	1,454,794
DENTSPLY International Inc	28,916	1,011,771
Edwards Lifesciences Corp *	23,398	1,654,239
Eli Lilly & Co	209,075	8,689,157
Express Scripts Inc *	99,840	4,461,850
Forest Laboratories Inc *	54,794	1,658,066
Gilead Sciences Inc *	154,144	6,309,114
Hospira Inc *	33,807	1,026,719
Humana Inc	33,555	2,939,753
Intuitive Surgical Inc *	8,003	3,705,469
Johnson & Johnson	560,386	36,750,114
Laboratory Corp of America Holdings *	20,333	1,748,028
Life Technologies Corp *	36,513	1,420,721
McKesson Corp	50,394	3,926,196
Medco Health Solutions Inc *	79,450	4,441,255
Medtronic Inc	216,568	8,283,726
Merck & Co Inc	625,453	23,579,578
Mylan Inc *	87,436	1,876,376
Patterson Cos Inc	17,975	530,622
PerkinElmer Inc	23,385	467,700
Perrigo Co	19,126	1,860,960
Pfizer Inc	1,577,411	34,135,174
Quest Diagnostics Inc	32,325	1,876,789
St. Jude Medical Inc	65,466	2,245,484
Stryker Corp	66,753	3,318,292
Tenet Healthcare Corp *	90,043	461,921
Thermo Fisher Scientific Inc *	77,631	3,491,066
UnitedHealth Group Inc	218,758	11,086,655
Varian Medical Systems Inc *	23,076	1,549,092
Waters Corp *	18,355	1,359,188
Watson Pharmaceuticals Inc *	26,082	1,573,788
WellPoint Inc	71,387	4,729,389
Zimmer Holdings Inc *	36,773	1,964,414

		276,846,470

Industrials - 10.6%

3M Co	143,820	11,754,409
Avery Dennison Corp	21,646	620,807
C.H. Robinson Worldwide Inc	33,694	2,351,167
Caterpillar Inc	132,692	12,021,895
Cintas Corp	22,751	791,962
Cooper Industries PLC (Ireland)	32,439	1,756,572
CSX Corp	215,468	4,537,756
Cummins Inc	39,577	3,483,568
Danaher Corp	116,904	5,499,164
Deere & Co	84,942	6,570,264
Dover Corp	38,045	2,208,512
Eaton Corp	68,586	2,985,549
Emerson Electric Co	150,985	7,034,391
Equifax Inc	24,897	964,510
Expeditors International of Washington Inc	43,516	1,782,415
Fastenal Co	60,583	2,642,025
FedEx Corp	65,098	5,436,334
Flowserve Corp	11,384	1,130,659
Fluor Corp	34,810	1,749,202
General Dynamics Corp	73,080	4,853,243
General Electric Co	2,166,428	38,800,725
Goodrich Corp	25,699	3,178,966
Honeywell International Inc	158,730	8,626,975
Illinois Tool Works Inc	99,159	4,631,717
Ingersoll-Rand PLC (Ireland)	64,069	1,952,182
Iron Mountain Inc	38,022	1,171,078
Jacobs Engineering Group Inc *	26,301	1,067,295
Joy Global Inc	21,562	1,616,503
L-3 Communications Holdings Inc	20,473	1,365,140
Lockheed Martin Corp	54,450	4,405,005
Masco Corp	73,476	770,028
Norfolk Southern Corp	68,974	5,025,446
Northrop Grumman Corp	53,621	3,135,756
PACCAR Inc	73,515	2,754,607
Pall Corp	23,585	1,347,883
Parker-Hannifin Corp	31,006	2,364,207
Pitney Bowes Inc	41,066	761,364
Precision Castparts Corp	29,591	4,876,301
Quanta Services Inc *	43,286	932,380
Raytheon Co	71,027	3,436,286
Republic Services Inc	64,596	1,779,620
Robert Half International Inc	29,427	837,492
Rockwell Automation Inc	29,126	2,136,975
Rockwell Collins Inc	31,045	1,718,962
Roper Industries Inc	19,801	1,720,113
RR Donnelley & Sons Co	38,354	553,448
Ryder System Inc	10,469	556,323
Snap-on Inc	11,918	603,289
Southwest Airlines Co	159,479	1,365,140
Stanley Black & Decker Inc	34,663	2,343,219
Stericycle Inc *	17,435	1,358,535
Textron Inc	57,214	1,057,887
The Boeing Co	152,518	11,187,195
The Dun & Bradstreet Corp	10,019	749,722
Tyco International Ltd (Switzerland)	94,806	4,428,388
Union Pacific Corp	99,132	10,502,044
United Parcel Service Inc ‘B’	198,024	14,493,377
United Technologies Corp	185,937	13,590,135
W.W. Grainger Inc	12,440	2,328,644
Waste Management Inc	94,470	3,090,114
Xylem Inc	37,767	970,234

		249,765,104

Information Technology - 18.8%

Accenture PLC ‘A’ (Ireland)	131,523	7,000,969
Adobe Systems Inc *	100,744	2,848,033
Advanced Micro Devices Inc *	120,940	653,076
Akamai Technologies Inc *	36,714	1,185,128
Altera Corp	65,850	2,443,035
Amphenol Corp ‘A’	33,980	1,542,352
Analog Devices Inc	61,151	2,187,983
Apple Inc *	190,720	77,241,600
Applied Materials Inc	267,948	2,869,723
Autodesk Inc *	46,470	1,409,435
Automatic Data Processing Inc	100,288	5,416,555
BMC Software Inc *	34,812	1,141,137
Broadcom Corp ‘A’ *	99,554	2,922,905
CA Inc	75,856	1,533,429
Cisco Systems Inc	1,103,165	19,945,223
Citrix Systems Inc *	38,275	2,324,058
Cognizant Technology Solutions Corp ‘A’ *	62,000	3,987,220
Computer Sciences Corp	31,677	750,745
Corning Inc	322,516	4,186,258
Dell Inc *	313,372	4,584,632
eBay Inc *	235,775	7,151,056
Electronic Arts Inc *	67,900	1,398,740
EMC Corp *	418,620	9,017,075
F5 Networks Inc *	16,307	1,730,499
Fidelity National Information Services Inc	49,676	1,320,885
First Solar Inc *	11,937	402,993
Fiserv Inc *	28,995	1,703,166

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
FLIR Systems Inc	32,187	$806,928
Google Inc ‘A’ *	51,842	33,484,748
Harris Corp	23,895	861,176
Hewlett-Packard Co	407,745	10,503,511
Intel Corp	1,044,911	25,339,092
International Business Machines Corp	241,859	44,473,033
Intuit Inc	61,002	3,208,095
Jabil Circuit Inc	37,511	737,466
JDS Uniphase Corp *	47,311	493,927
Juniper Networks Inc *	107,952	2,203,300
KLA-Tencor Corp	34,165	1,648,461
Lexmark International Inc ‘A’	14,870	491,751
Linear Technology Corp	46,721	1,403,032
LSI Corp *	116,267	691,789
Mastercard Inc ‘A’	21,878	8,156,556
Microchip Technology Inc	39,326	1,440,511
Micron Technology Inc *	202,182	1,271,725
Microsoft Corp	1,536,342	39,883,438
Molex Inc	28,094	670,323
Motorola Mobility Holdings Inc *	54,096	2,098,925
Motorola Solutions Inc	58,791	2,721,435
NetApp Inc *	73,595	2,669,291
Novellus Systems Inc *	13,739	567,283
NVIDIA Corp *	125,312	1,736,824
Oracle Corp	807,446	20,710,990
Paychex Inc	66,192	1,993,041
QUALCOMM Inc	344,938	18,868,109
Red Hat Inc *	39,578	1,634,176
SAIC Inc *	56,706	696,917
salesforce.com Inc *	27,910	2,831,749
SanDisk Corp *	49,315	2,426,791
Symantec Corp *	151,287	2,367,642
TE Connectivity Ltd (Switzerland)	87,108	2,683,798
Teradata Corp *	34,318	1,664,766
Teradyne Inc *	37,594	512,406
Texas Instruments Inc	234,486	6,825,887
The Western Union Co	127,065	2,320,207
Total System Services Inc	33,239	650,155
VeriSign Inc	32,541	1,162,365
Visa Inc ‘A’	104,365	10,596,178
Western Digital Corp *	47,984	1,485,105
Xerox Corp	284,664	2,265,925
Xilinx Inc	53,846	1,726,303
Yahoo! Inc *	254,532	4,105,601

		443,988,641

Materials - 3.5%

Air Products & Chemicals Inc	43,191	3,679,441
Airgas Inc	14,064	1,098,117
Alcoa Inc	218,432	1,889,437
Allegheny Technologies Inc	21,817	1,042,853
Ball Corp	33,497	1,196,178
Bemis Co Inc	21,226	638,478
CF Industries Holdings Inc	13,420	1,945,631
Cliffs Natural Resources Inc	29,349	1,829,910
E.I. du Pont de Nemours & Co	189,598	8,679,796
Eastman Chemical Co	28,133	1,098,875
Ecolab Inc	61,596	3,560,865
FMC Corp	14,415	1,240,267
Freeport-McMoRan Copper & Gold Inc	194,523	7,156,501
International Flavors & Fragrances Inc	16,659	873,265
International Paper Co	89,698	2,655,061
MeadWestvaco Corp	35,188	1,053,881
Monsanto Co	109,872	7,698,731
Newmont Mining Corp	101,543	6,093,595
Nucor Corp	64,996	2,571,892
Owens-Illinois Inc *	33,629	651,730
PPG Industries Inc	31,691	2,645,881
Praxair Inc	61,515	6,575,953
Sealed Air Corp	33,384	574,539
Sigma-Aldrich Corp	24,690	1,542,137
The Dow Chemical Co	242,522	6,974,933
The Mosaic Co	61,103	3,081,424
The Sherwin-Williams Co	17,659	1,576,419
Titanium Metals Corp	16,770	251,215
United States Steel Corp	29,606	783,375
Vulcan Materials Co	26,462	1,041,280

		81,701,660

Telecommunication Services - 3.2%

American Tower Corp ‘A’	80,655	4,840,106
AT&T Inc	1,216,049	36,773,322
CenturyLink Inc	126,743	4,714,840
Frontier Communications Corp	203,323	1,047,113
MetroPCS Communications Inc *	60,023	521,000
Sprint Nextel Corp *	616,956	1,443,677
Verizon Communications Inc	580,959	23,308,075
Windstream Corp	119,447	1,402,308

		74,050,441

Utilities - 3.8%

AGL Resources Inc	24,045	1,016,142
Ameren Corp	49,589	1,642,884
American Electric Power Co Inc	99,102	4,093,904
CenterPoint Energy Inc	87,417	1,756,208
CMS Energy Corp	51,901	1,145,974
Consolidated Edison Inc	60,110	3,728,623
Constellation Energy Group Inc	41,290	1,637,974
Dominion Resources Inc	116,892	6,204,627
DTE Energy Co	34,736	1,891,375
Duke Energy Corp	273,495	6,016,890
Edison International	66,864	2,768,170
Entergy Corp	36,143	2,640,246
Exelon Corp	136,059	5,900,879
FirstEnergy Corp	85,826	3,802,092
Integrys Energy Group Inc	15,906	861,787
NextEra Energy Inc	86,711	5,278,966
NiSource Inc	57,697	1,373,766
Northeast Utilities	36,459	1,315,076
NRG Energy Inc *	47,451	859,812
ONEOK Inc	21,092	1,828,465
Pepco Holdings Inc	46,782	949,675
PG&E Corp	83,296	3,433,461
Pinnacle West Capital Corp	22,410	1,079,714
PPL Corp	118,679	3,491,536
Progress Energy Inc	60,541	3,391,507
Public Service Enterprise Group Inc	103,822	3,427,164
SCANA Corp	23,719	1,068,778
Sempra Energy	49,184	2,705,120
Southern Co	176,877	8,187,636
TECO Energy Inc	44,437	850,524
The AES Corp *	132,196	1,565,201
Wisconsin Energy Corp	47,437	1,658,397
Xcel Energy Inc	99,525	2,750,871

		90,323,444

Total Common Stocks
(Cost $1,777,098,006)		2,335,875,086

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 0.2%

Repurchase Agreement - 0.2%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $5,252,268; collateralized by Freddie Mac: 0.000% due 06/18/12 and value $5,357,320)	$5,252,263	$5,252,263

Total Short-Term Investment
(Cost $5,252,263)		5,252,263

TOTAL INVESTMENTS - 99.3%
(Cost $1,782,351,955)		2,341,128,713

OTHER ASSETS & LIABILITIES, NET - 0.7%		16,990,537

NET ASSETS - 100.0%		$2,358,119,250

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	18.8%
Financials	13.3%
Energy	12.2%
Health Care	11.7%
Consumer Staples	11.4%
Industrials	10.6%
Consumer Discretionary	10.6%
Utilities	3.8%
Materials	3.5%
Telecommunication Services	3.2%
Short-Term Investment	0.2%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $2,728 or less than 0.1% of the net assets were valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(d)	As of December 31, 2011, less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(e)	As of December 31, 2011, $792,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	Open futures contracts outstanding as of December 31, 2011 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
S&P 500 E-Mini (03/12)	357	$22,016,429	$342,481

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$1,364	$-	$-	$1,364
	Common Stocks
	Consumer Discretionary	249,332,625	249,331,261	-	1,364
	Consumer Staples	269,508,465	269,508,465	-	-
	Energy	286,592,826	286,592,826	-	-
	Financials	313,765,410	313,765,410	-	-
	Health Care	276,846,470	276,846,470	-	-
	Industrials	249,765,104	249,765,104	-	-
	Information Technology	443,988,641	443,988,641	-	-
	Materials	81,701,660	81,701,660	-	-
	Telecommunication Services	74,050,441	74,050,441	-	-
	Utilities	90,323,444	90,323,444	-	-

		2,335,875,086	2,335,873,722	-	1,364
	Short-Term Investment	5,252,263	-	5,252,263	-
	Derivatives:
	Equity Contracts
	Futures	342,481	342,481	-	-

	Total	$2,341,471,194	$2,336,216,203	$5,252,263	$2,728

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

	Preferred	Common
	Stocks (1)	Stocks	Total
Value, Beginning of Year	$-	$-	$-
Purchases	1,686	1,686	3,372
Sales	-	-	-
Net Realized Gains (Losses)	-	-	-
Change in Net Unrealized Depreciation	(322)	(322)	(644)
Transfers In	-	-	-
Transfers Out	-	-	-

Value, End of Year	$1,364	$1,364	$2,728

Change in Net Unrealized Depreciation on Level 3 Investments Held at the End of Year, if Applicable	($322)	($322)	($644)

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value

COMMON STOCKS - 98.0%

Consumer Discretionary - 16.8%

1-800-FLOWERS.COM Inc ‘A’ *	12,298	$27,056
99 Cents Only Stores *	21,377	469,225
AH Belo Corp ‘A’	9,495	45,101
Ambassadors Group Inc	7,086	31,958
America’s Car-Mart Inc *	2,081	81,534
American Axle & Manufacturing Holdings Inc *	27,065	267,673
American Greetings Corp ‘A’	19,617	245,409
Archipelago Learning Inc *	2,862	27,676
Arctic Cat Inc *	6,265	141,276
Asbury Automotive Group Inc *	14,941	322,128
Ascent Capital Group Inc ‘A’ *	7,382	374,415
Autoliv Inc	122,000	6,525,780
Barnes & Noble Inc *	15,051	217,938
Beazer Homes USA Inc *	39,443	97,819
bebe Stores Inc	19,802	164,951
Belo Corp ‘A’	33,614	211,768
Benihana Inc *	7,467	76,387
Big 5 Sporting Goods Corp	11,445	119,486
Biglari Holdings Inc *	564	207,687
Black Diamond Inc *	6,615	49,414
Blyth Inc	2,687	152,622
Bob Evans Farms Inc	15,682	525,974
Boyd Gaming Corp *	28,003	208,902
Brown Shoe Co Inc	592,837	5,276,249
Brunswick Corp	334,900	6,048,294
Build-A-Bear Workshop Inc *	7,680	64,973
Cabela’s Inc *	22,268	566,053
Callaway Golf Co	33,204	183,618
Cambium Learning Group Inc *	8,410	25,398
Caribou Coffee Co Inc *	3,589	50,067
Carter’s Inc *	3,384	134,717
Casual Male Retail Group Inc *	21,703	74,224
Cavco Industries Inc *	3,496	140,050
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	18,826	122,746
Charming Shoppes Inc *	59,711	292,584
Cherokee Inc	550	6,419
Christopher & Banks Corp	18,886	44,193
Churchill Downs Inc	4,727	246,419
Cinemark Holdings Inc	4,461	82,484
Citi Trends Inc *	7,822	68,677
Coldwater Creek Inc *	37,685	44,468
Collective Brands Inc *	31,800	456,966
Columbia Sportswear Co	1,945	90,540
Conn’s Inc *	6,872	76,279
Core-Mark Holding Co Inc	5,024	198,950
Corinthian Colleges Inc *	39,453	85,613
Cost Plus Inc *	3,546	34,574
Cracker Barrel Old Country Store Inc	686	34,581
Crown Media Holdings Inc ‘A’ *	14,776	17,879
CSS Industries Inc	4,139	82,449
Cumulus Media Inc ‘A’ *	15,452	51,610
Dana Holding Corp *	4,507	54,760
Delta Apparel Inc *	3,194	60,973
Denny’s Corp *	14,126	53,114
Dial Global Inc *	2,664	8,498
Digital Generation Inc *	3,333	39,729
Domino’s Pizza Inc *	18,543	629,535
Drew Industries Inc *	173,616	4,258,800
Eastman Kodak Co *	135,689	88,130
Einstein Noah Restaurant Group Inc	380	6,012
Entercom Communications Corp ‘A’ *	12,502	76,887
Entravision Communications Corp ‘A’	10,686	16,670
Ethan Allen Interiors Inc	154,945	3,673,746
Exide Technologies *	29,935	78,729
Fisher Communications Inc *	4,518	130,254
Francesca’s Holdings Corp *	3,382	58,509
Fred’s Inc ‘A’	307,094	4,477,431
Fuel Systems Solutions Inc *	8,596	141,748
Furniture Brands International Inc *	21,746	26,748
GameStop Corp ‘A’ *	369,000	8,903,970
Gaylord Entertainment Co *	18,312	442,052
Genesco Inc *	10,997	678,955
Gentex Corp	405,020	11,984,542
Global Sources Ltd * (Bermuda)	329	1,596
Gordmans Stores Inc *	122	1,534
Gray Television Inc *	25,476	41,271
Group 1 Automotive Inc	275,491	14,270,434
Harte-Hanks Inc	22,953	208,643
Haverty Furniture Cos Inc	9,505	104,365
Helen of Troy Ltd * (Bermuda)	15,992	490,954
hhgregg Inc *	8,210	118,634
Hillenbrand Inc	308,200	6,879,024
Hot Topic Inc	21,964	145,182
Hovnanian Enterprises Inc ‘A’ *	31,996	46,394
Iconix Brand Group Inc *	37,444	609,963
International Speedway Corp ‘A’	15,176	384,712
Isle of Capri Casinos Inc *	10,651	49,740
Jack in the Box Inc *	21,453	448,368
JAKKS Pacific Inc	14,076	198,612
Johnson Outdoors Inc ‘A’ *	2,355	36,149
Journal Communications Inc ‘A’ *	22,546	99,202
K-Swiss Inc ‘A’ *	13,511	39,452
KB Home	39,727	266,965
Kenneth Cole Productions Inc ‘A’ *	2,494	26,411
Kirkland’s Inc *	8,733	116,149
Knology Inc *	1,013	14,385
La-Z-Boy Inc *	728,336	8,667,198
LeapFrog Enterprises Inc *	21,442	119,861
Life Time Fitness Inc *	2,086	97,520
Lifetime Brands Inc	4,792	58,175
LIN TV Corp ‘A’ *	14,209	60,104
Lincoln Educational Services Corp	11,514	90,961
Lithia Motors Inc ‘A’	11,292	246,843
Live Nation Entertainment Inc *	72,748	604,536
Liz Claiborne Inc *	46,402	400,449
Luby’s Inc *	9,520	42,935
M.D.C. Holdings Inc	165,277	2,913,834
M/I Homes Inc *	9,643	92,573
Mac-Gray Corp	6,087	83,940
Maidenform Brands Inc *	11,800	215,940
Marcus Corp	10,551	133,048
Marine Products Corp *	2,675	13,268
MarineMax Inc *	12,035	78,468
Martha Stewart Living Omnimedia Inc ‘A’	14,241	62,660
Matthews International Corp ‘A’	9,320	292,928
Mattress Firm Holding Corp *	1,951	45,244
McCormick & Schmick’s Seafood Restaurants Inc *	6,866	60,009
Meredith Corp	18,807	614,049
Meritage Homes Corp *	14,377	333,403
Modine Manufacturing Co *	23,938	226,453
Monarch Casino & Resort Inc *	4,433	45,172
Morgans Hotel Group Co *	7,151	42,191
Motorcar Parts of America Inc *	6,086	45,645
Movado Group Inc	8,917	162,022
Multimedia Games Holding Co Inc *	13,936	110,652
New York & Co Inc *	13,147	34,971
Nexstar Broadcasting Group Inc ‘A’ *	4,530	35,515
O’Charleys Inc *	9,371	51,447
Office Depot Inc *	142,580	306,547
OfficeMax Inc *	44,386	201,512
Orbitz Worldwide Inc *	10,902	40,992
Orient-Express Hotels Ltd ‘A’ * (Bermuda)	48,965	365,769
Outdoor Channel Holdings Inc	7,278	54,294
P.F. Chang’s China Bistro Inc	1,009	31,188

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Pacific Sunwear of California Inc *	24,428	$41,772
Penske Automotive Group Inc	22,982	442,403
Perry Ellis International Inc *	5,849	83,173
Pier 1 Imports Inc *	362,536	5,050,126
Pinnacle Entertainment Inc *	29,914	303,926
Quiksilver Inc *	66,765	241,022
Red Lion Hotels Corp *	7,398	51,268
Red Robin Gourmet Burgers Inc *	667	18,476
Regis Corp	592,338	9,803,194
Rent-A-Center Inc	30,246	1,119,102
RG Barry Corp	3,897	47,076
Ruby Tuesday Inc *	33,470	230,943
Ruth’s Hospitality Group Inc *	15,123	75,161
Saga Communications Inc ‘A’ *	1,829	68,368
Saks Inc *	575,799	5,614,040
Scholastic Corp	13,677	409,900
School Specialty Inc *	8,344	20,860
Scientific Games Corp ‘A’ *	14,352	139,214
Sealy Corp *	25,689	44,185
Select Comfort Corp *	3,749	81,316
Shiloh Industries Inc *	2,621	21,964
Shoe Carnival Inc *	4,725	121,432
Shuffle Master Inc *	5,369	62,925
Sinclair Broadcast Group Inc ‘A’	23,998	271,897
Skechers U.S.A. Inc ‘A’ *	19,341	234,413
Skullcandy Inc *	3,148	39,413
Skyline Corp	3,609	15,699
Smith & Wesson Holding Corp *	20,531	89,515
Sonic Automotive Inc ‘A’	20,625	305,456
Spartan Motors Inc	17,225	82,852
Speedway Motorsports Inc	6,015	92,210
Stage Stores Inc	15,975	221,893
Standard Motor Products Inc	10,011	200,721
Standard Pacific Corp *	54,778	174,194
Stein Mart Inc *	14,285	97,281
Steinway Musical Instruments Inc *	3,395	85,011
Stewart Enterprises Inc ‘A’	40,614	233,937
Summer Infant Inc *	7,156	50,378
Superior Industries International Inc	12,054	199,373
Systemax Inc *	5,254	86,218
Teavana Holdings Inc *	2,437	45,767
Texas Roadhouse Inc	2,157	32,139
The Bon-Ton Stores Inc	6,347	21,389
The Cato Corp ‘A’	297,748	7,205,502
The Children’s Place Retail Stores Inc *	13,469	715,473
The EW Scripps Co ‘A’ *	16,296	130,531
The Finish Line Inc ‘A’	18,520	357,158
The Jones Group Inc	41,683	439,756
The McClatchy Co ‘A’ *	29,975	71,640
The Men’s Wearhouse Inc	359,651	11,656,289
The New York Times Co ‘A’ *	70,698	546,496
The Pep Boys-Manny Moe & Jack	27,062	297,682
The Ryland Group Inc	22,915	361,140
The Talbots Inc *	36,568	97,271
The Warnaco Group Inc *	3,291	164,682
The Wet Seal Inc ‘A’ *	47,166	153,761
Thor Industries Inc	477,610	13,100,842
Town Sports International Holdings Inc *	5,981	43,960
Tuesday Morning Corp *	22,352	77,114
Unifi Inc *	7,119	54,104
Universal Electronics Inc *	4,744	80,031
Vail Resorts Inc	3,869	163,891
Value Line Inc	216	2,220
Valuevision Media Inc ‘A’ *	4,198	7,892
VOXX International Corp *	9,063	76,582
West Marine Inc *	7,614	88,551
Weyco Group Inc	3,630	89,116
Winnebago Industries Inc *	392,150	2,894,067
World Wrestling Entertainment Inc ‘A’	1,556	14,502
Zale Corp *	16,586	63,193

		168,388,548

Consumer Staples - 1.6%

Alico Inc	1,177	22,798
Alliance One International Inc *	44,866	122,036
Arden Group Inc ‘A’	292	26,283
B&G Foods Inc	10,552	253,987
Cal-Maine Foods Inc	6,883	251,711
Central European Distribution Corp *	37,466	163,914
Central Garden & Pet Co ‘A’ *	21,849	181,784
Chiquita Brands International Inc *	23,372	194,922
Craft Brewers Alliance Inc *	3,878	23,346
Dole Food Co Inc *	15,044	130,131
Elizabeth Arden Inc *	2,444	90,526
Farmer Bros. Co	3,377	25,800
Fresh Del Monte Produce Inc (Cayman)	18,810	470,438
Griffin Land & Nurseries Inc	1,254	33,181
Harbinger Group Inc *	4,718	18,919
Heckmann Corp *	26,354	175,254
Imperial Sugar Co	6,320	22,562
Ingles Markets Inc ‘A’	6,591	99,260
Lancaster Colony Corp	113,300	7,856,222
MGP Ingredients Inc	6,179	31,142
Nash Finch Co	6,215	181,975
Nutraceutical International Corp *	4,689	53,079
Oil-Dri Corp of America	2,300	46,552
Omega Protein Corp *	9,056	64,569
Pilgrim’s Pride Corp *	26,298	151,476
Prestige Brands Holdings Inc *	26,022	293,268
Primo Water Corp *	2,492	7,576
Revlon Inc ‘A’ *	5,615	83,495
Rite Aid Corp *	279,394	352,036
Ruddick Corp	11,715	499,528
Sanderson Farms Inc	11,395	571,231
Schiff Nutrition International Inc *	4,521	48,375
Seneca Foods Corp ‘A’ *	4,751	122,671
Smart Balance Inc *	16,043	85,990
Snyder’s-Lance Inc	24,303	546,818
Spartan Stores Inc	11,733	217,061
Spectrum Brands Holdings Inc *	1,810	49,594
Star Scientific Inc *	6,289	13,710
Susser Holdings Corp *	4,865	110,046
The Andersons Inc	9,604	419,311
The Chefs’ Warehouse Inc *	2,292	40,935
The Hain Celestial Group Inc *	13,945	511,224
The Pantry Inc *	10,960	131,191
Tootsie Roll Industries Inc	992	23,481
TreeHouse Foods Inc *	7,510	491,004
Universal Corp	11,937	548,625
Vector Group Ltd	7,753	137,693
Village Super Market Inc ‘A’	3,309	94,141
Weis Markets Inc	5,807	231,932
Winn-Dixie Stores Inc *	28,819	270,322

		16,593,125

Energy - 10.5%

Alon USA Energy Inc	1,302	11,340
Approach Resources Inc *	3,830	112,640
Atwood Oceanics Inc *	261,400	10,401,106
Bill Barrett Corp *	22,492	766,302
BPZ Resources Inc *	41,018	116,491
Bristow Group Inc	310,953	14,736,063
C&J Energy Services Inc *	2,935	61,430
Cal Dive International Inc *	19,076	42,921
CAMAC Energy Inc *	30,348	30,652
Cloud Peak Energy Inc *	25,006	483,116
Comstock Resources Inc *	24,522	375,187
Crimson Exploration Inc *	10,564	30,213

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Crosstex Energy Inc	2,216	$28,010
Dawson Geophysical Co *	2,967	117,286
Delek US Holdings Inc	7,323	83,555
DHT Holdings Inc	32,418	23,989
Endeavour International Corp *	19,078	165,788
Energen Corp	134,110	6,705,500
Energy Partners Ltd *	14,912	217,715
Exterran Holdings Inc *	32,744	297,970
Frontline Ltd (Bermuda)	26,470	113,556
Gastar Exploration Ltd * (Canada)	30,093	95,696
GeoResources Inc *	6,284	184,184
GMX Resources Inc *	20,975	26,219
Green Plains Renewable Energy Inc *	9,567	93,374
Gulf Island Fabrication Inc	6,285	183,585
Gulfmark Offshore Inc ‘A’ *	10,082	423,545
Hallador Energy Co	301	2,989
Harvest Natural Resources Inc *	17,506	129,194
Helix Energy Solutions Group Inc *	557,548	8,809,258
Hercules Offshore Inc *	59,195	262,826
Hornbeck Offshore Services Inc *	15,934	494,273
James River Coal Co *	18,335	126,878
Key Energy Services Inc *	6,850	105,970
KiOR Inc ‘A’ *	2,410	24,534
Knightsbridge Tankers Ltd (Bermuda)	11,487	157,027
L&L Energy Inc *	11,794	30,546
Matrix Service Co *	11,490	108,466
Miller Energy Resources Inc *	15,985	44,598
Mitcham Industries Inc *	2,835	61,916
Natural Gas Services Group Inc *	6,366	92,052
Newpark Resources Inc *	43,188	410,286
Nordic American Tankers Ltd (Bermuda)	24,551	294,367
Oil States International Inc *	160,100	12,226,837
Overseas Shipholding Group Inc	229,563	2,509,124
Parker Drilling Co *	59,857	429,175
Patriot Coal Corp *	3,217	27,248
Penn Virginia Corp	23,334	123,437
Petroleum Development Corp *	12,127	425,779
PetroQuest Energy Inc *	22,247	146,830
PHI Inc *	6,754	167,837
Pioneer Drilling Co *	6,784	65,669
REX American Resources Corp *	3,135	69,315
Rex Energy Corp *	2,609	38,509
Rowan Cos Inc *	402,380	12,204,185
Scorpio Tankers Inc *	15,409	75,350
SemGroup Corp ‘A’ *	21,445	558,857
Ship Finance International Ltd (Bermuda)	23,146	216,184
Solazyme Inc *	1,350	16,065
Swift Energy Co *	21,871	650,006
Teekay Corp	195,960	5,238,011
Teekay Tankers Ltd ‘A’	22,138	77,926
Tesco Corp * (Canada)	2,989	37,781
TETRA Technologies Inc *	35,139	328,198
Tidewater Inc	245,200	12,088,360
Triangle Petroleum Corp *	11,587	69,174
Union Drilling Inc *	7,785	48,578
Unit Corp *	189,000	8,769,600
Ur-Energy Inc * (Canada)	9,774	8,396
USEC Inc *	58,834	67,071
Vaalco Energy Inc *	23,251	140,436
Vantage Drilling Co * (Cayman)	89,315	103,605
Venoco Inc *	11,718	79,331
Voyager Oil & Gas Inc *	6,620	17,013
Warren Resources Inc *	30,954	100,910
Western Refining Inc *	1,898	25,224
Westmoreland Coal Co *	3,658	46,640
Willbros Group Inc *	16,391	60,155
World Fuel Services Corp	15,842	665,047

		105,004,476

Financials - 20.2%

1st Source Corp	7,898	200,056
1st United Bancorp Inc *	13,985	77,617
Acadia Realty Trust REIT	17,294	348,301
Advance America Cash Advance Centers Inc	25,442	227,706
AG Mortgage Investment Trust Inc	2,871	57,793
Agree Realty Corp REIT	5,138	125,264
Alliance Financial Corp	2,515	77,663
Alterra Capital Holdings Ltd (Bermuda)	47,000	1,110,610
American Assets Trust Inc REIT	885	18,151
American Campus Communities Inc REIT	19,510	818,640
American Capital Mortgage Investment Corp	3,651	68,712
American Equity Investment Life Holding Co	30,587	318,105
American National Insurance Co	1,790	130,724
American Safety Insurance Holdings Ltd * (Bermuda)	5,728	124,584
Ameris Bancorp *	12,172	125,128
AMERISAFE Inc *	9,844	228,873
Ames National Corp	4,361	85,040
AmTrust Financial Services Inc	11,202	266,048
Anworth Mortgage Asset Corp REIT	69,299	435,198
Apollo Commercial Real Estate Finance Inc REIT	10,422	136,841
Apollo Investment Corp	101,053	650,781
Apollo Residential Mortgage Inc	2,201	33,587
Argo Group International Holdings Ltd (Bermuda)	14,476	419,225
Arlington Asset Investment Corp ‘A’	3,371	71,903
ARMOUR Residential REIT Inc	47,926	337,878
Arrow Financial Corp	5,011	117,458
Arthur J. Gallagher & Co	175,590	5,871,730
Artio Global Investors Inc	1,651	8,057
Ashford Hospitality Trust Inc REIT	26,700	213,600
Aspen Insurance Holdings Ltd (Bermuda)	330,880	8,768,320
Associated Estates Realty Corp REIT	20,250	322,988
Astoria Financial Corp	44,862	380,878
Avatar Holdings Inc *	4,518	32,439
Baldwin & Lyons Inc ‘B’	4,789	104,400
BancFirst Corp	3,543	133,004
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	14,453	231,971
Bancorp Rhode Island Inc	1,889	74,993
BancorpSouth Inc	43,075	474,687
Bank Mutual Corp	24,162	76,835
Bank of Kentucky Financial Corp	3,020	60,551
Bank of Marin Bancorp	2,799	105,214
Bank of the Ozarks Inc	12,520	370,968
BankFinancial Corp	10,721	59,180
Banner Corp	8,581	147,164
BBCN Bancorp Inc *	38,223	361,207
Beneficial Mutual Bancorp Inc *	17,200	143,792
Berkshire Hills Bancorp Inc	10,804	239,741
BioMed Realty Trust Inc REIT	79,167	1,431,339
BlackRock Kelso Capital Corp	36,021	293,931
BofI Holding Inc *	4,656	75,660
Boston Private Financial Holdings Inc	39,628	314,646
Bridge Bancorp Inc	2,354	46,845
Bridge Capital Holdings *	4,795	49,868
Brookline Bancorp Inc	30,564	257,960
Bryn Mawr Bank Corp	4,228	82,404
Calamos Asset Management Inc ‘A’	9,697	121,309
California First National Bancorp	1,071	17,222
Camden National Corp	3,994	130,204
Campus Crest Communities Inc REIT	15,830	159,250
Cape Bancorp Inc *	5,803	45,554
Capital Bank Corp *	7,639	15,354
Capital City Bank Group Inc	6,161	58,838
Capital Southwest Corp	1,510	123,141
CapLease Inc REIT	34,773	140,483

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Capstead Mortgage Corp REIT	43,658	$543,106
Cardinal Financial Corp	14,975	160,832
Cascade Bancorp *	3,216	14,086
Cash America International Inc	10,208	475,999
Cathay General Bancorp	40,474	604,277
CBL & Associates Properties Inc REIT	52,597	825,773
Cedar Realty Trust Inc REIT	28,953	124,787
Center Bancorp Inc	6,364	62,176
Centerstate Banks Inc	15,512	102,689
Central Pacific Financial Corp *	7,869	101,667
Century Bancorp Inc ‘A’	1,799	50,804
Charter Financial Corp	3,753	34,753
Chatham Lodging Trust REIT	7,228	77,918
Chemical Financial Corp	247,759	5,282,222
Chesapeake Lodging Trust REIT	16,588	256,450
CIFC Corp *	5,988	32,335
Citizens & Northern Corp	6,259	115,604
Citizens Inc *	19,626	190,176
City Holding Co	7,952	269,493
Clifton Savings Bancorp Inc	4,110	38,141
CNB Financial Corp	6,560	103,517
CNO Financial Group Inc *	114,319	721,353
CoBiz Financial Inc	16,794	96,901
Cogdell Spencer Inc REIT	17,026	72,361
Cohen & Steers Inc	1,525	44,073
Colonial Properties Trust REIT	43,033	897,668
Colony Financial Inc REIT	17,036	267,636
Columbia Banking System Inc	20,441	393,898
Community Bank System Inc	19,079	530,396
Community Trust Bancorp Inc	7,248	213,236
Compass Diversified Holdings	20,696	256,423
Consolidated-Tomoka Land Co	2,149	58,173
Coresite Realty Corp REIT	10,261	182,851
Cousins Properties Inc REIT	46,985	301,174
Cowen Group Inc ‘A’ *	34,056	88,205
CreXus Investment Corp REIT	29,499	306,200
CubeSmart REIT	63,128	671,682
CVB Financial Corp	46,248	463,867
CYS Investments Inc REIT	42,532	558,870
DCT Industrial Trust Inc REIT	126,688	648,643
Delphi Financial Group Inc ‘A’	24,918	1,103,867
DiamondRock Hospitality Co REIT	86,414	833,031
Dime Community Bancshares Inc	16,045	202,167
Donegal Group Inc ‘A’	4,625	65,490
Doral Financial Corp *	66,594	63,664
DuPont Fabros Technology Inc REIT	18,853	456,620
Dynex Capital Inc REIT	20,491	187,083
Eagle Bancorp Inc *	8,639	125,611
EastGroup Properties Inc REIT	7,535	327,622
Edelman Financial Group Inc	10,563	69,399
Education Realty Trust Inc REIT	47,379	484,687
eHealth Inc *	10,736	157,819
EMC Insurance Group Inc	2,855	58,727
Encore Bancshares Inc *	4,407	59,583
Enstar Group Ltd * (Bermuda)	3,568	350,378
Enterprise Bancorp Inc	3,069	43,887
Enterprise Financial Services Corp	7,181	106,279
Entertainment Properties Trust REIT	23,971	1,047,772
Equity Lifestyle Properties Inc REIT	4,957	330,582
Equity One Inc REIT	27,696	470,278
ESB Financial Corp	6,546	92,102
ESSA Bancorp Inc	5,813	60,862
Excel Trust Inc REIT	15,743	188,916
Extra Space Storage Inc REIT	29,550	715,996
F.N.B. Corp	65,489	740,681
FBL Financial Group Inc ‘A’	6,639	225,859
FBR & Co *	22,741	46,619
Federal Agricultural Mortgage Corp ‘C’	5,103	91,956
FelCor Lodging Trust Inc REIT *	32,385	98,774
Fidus Investment Corp	2,063	26,757
Fifth Street Finance Corp	37,203	356,033
Financial Institutions Inc	7,094	114,497
First American Financial Corp	54,699	693,036
First Bancorp NC	7,911	88,208
First Busey Corp	39,860	199,300
First Commonwealth Financial Corp	54,212	285,155
First Community Bancshares Inc	8,277	103,297
First Connecticut Bancorp Inc	9,219	119,939
First Defiance Financial Corp	4,965	72,439
First Financial Bancorp	30,076	500,465
First Financial Bankshares Inc	8,979	300,168
First Financial Corp	5,790	192,691
First Financial Holdings Inc	8,587	76,682
First Industrial Realty Trust Inc REIT *	44,592	456,176
First Interstate Bancsystem Inc	8,178	106,559
First Merchants Corp	13,195	111,762
First Midwest Bancorp Inc	38,302	387,999
First Pactrust Bancorp Inc	5,457	55,934
First Potomac Realty Trust REIT	25,854	337,395
FirstMerit Corp	56,400	853,332
Flagstar Bancorp Inc *	102,037	51,529
Flagstone Reinsurance Holdings SA (Luxembourg)	26,208	217,264
Flushing Financial Corp	16,244	205,162
Forestar Group Inc *	18,224	275,729
Fortegra Financial Corp *	3,209	21,436
Fox Chase Bancorp Inc	7,110	89,799
Franklin Financial Corp *	7,046	83,425
Franklin Street Properties Corp REIT	36,445	362,628
FXCM Inc ‘A’	8,938	87,146
Gain Capital Holdings Inc	4,430	29,681
GAMCO Investors Inc ‘A’	1,316	57,233
German American Bancorp Inc	6,528	118,744
Getty Realty Corp REIT	7,295	101,765
GFI Group Inc	36,756	151,435
Glacier Bancorp Inc	37,243	448,033
Gladstone Capital Corp	10,984	83,808
Gladstone Commercial Corp REIT	3,211	56,353
Gladstone Investment Corp	11,400	82,878
Gleacher & Co Inc *	37,540	63,067
Glimcher Realty Trust REIT	7,218	66,406
Global Indemnity PLC * (Ireland)	7,284	144,442
Golub Capital BDC Inc	5,250	81,375
Government Properties Income Trust REIT	18,344	413,657
Great Southern Bancorp Inc	5,264	124,178
Greenlight Capital Re Ltd ‘A’ * (Cayman)	11,484	271,826
Hallmark Financial Services Inc *	4,059	28,372
Hancock Holding Co	39,328	1,257,316
Hanmi Financial Corp *	16,106	119,186
Harleysville Group Inc	6,385	361,199
Harris & Harris Group Inc *	16,129	55,806
Hatteras Financial Corp REIT	38,566	1,016,985
HCC Insurance Holdings Inc	41,700	1,146,750
Healthcare Realty Trust Inc REIT	40,130	746,017
Heartland Financial USA Inc	6,932	106,337
Hercules Technology Growth Capital Inc	22,505	212,447
Heritage Commerce Corp *	10,967	51,984
Heritage Financial Corp	8,105	101,799
Hersha Hospitality Trust REIT	72,442	353,517
Highwoods Properties Inc REIT	9,103	270,086
Hilltop Holdings Inc *	21,188	179,039
Home BancShares Inc	11,621	301,100
Home Federal Bancorp Inc	8,509	88,494
Horace Mann Educators Corp	20,822	285,470
Hudson Pacific Properties Inc REIT	11,271	159,597
Hudson Valley Holding Corp	8,091	171,691
IBERIABANK Corp	15,231	750,888
ICG Group Inc *	17,704	136,675
Imperial Holdings Inc *	1,463	2,750
Independence Holding Co	3,647	29,650

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Independent Bank Corp	11,050	$301,555
Infinity Property & Casualty Corp	6,578	373,236
Inland Real Estate Corp REIT	39,663	301,835
International Bancshares Corp	27,309	500,711
INTL FCStone Inc *	6,784	159,899
Invesco Mortgage Capital Inc REIT	59,742	839,375
Investment Technology Group Inc *	21,354	230,837
Investors Bancorp Inc *	20,415	275,194
Investors Real Estate Trust REIT	33,128	241,669
iStar Financial Inc REIT *	42,026	222,318
JMP Group Inc	7,950	56,843
Kansas City Life Insurance Co	2,126	69,775
KBW Inc	16,986	257,847
Kearny Financial Corp	6,896	65,512
Kennedy-Wilson Holdings Inc	13,839	146,417
Kilroy Realty Corp REIT	15,310	582,852
Kite Realty Group Trust REIT	28,547	128,747
Knight Capital Group Inc ‘A’ *	51,804	612,323
Kohlberg Capital Corp	9,709	61,264
Lakeland Bancorp Inc	11,138	96,010
Lakeland Financial Corp	8,459	218,834
LaSalle Hotel Properties REIT	43,854	1,061,705
Lexington Realty Trust REIT	61,727	462,335
LTC Properties Inc REIT	12,917	398,619
Maiden Holdings Ltd (Bermuda)	26,796	234,733
Main Street Capital Corp	11,781	250,228
MainSource Financial Group Inc	10,518	92,874
Manning & Napier Inc *	4,982	62,225
Marlin Business Services Corp	4,423	56,172
MB Financial Inc	28,042	479,518
MCG Capital Corp	39,747	158,591
Meadowbrook Insurance Group Inc	27,780	296,690
Medallion Financial Corp	8,033	91,416
Medical Properties Trust Inc REIT	57,775	570,239
Medley Capital Corp	5,712	59,405
Merchants Bancshares Inc	2,616	76,387
Meridian Interstate Bancorp Inc *	4,448	55,378
Metro Bancorp Inc *	7,080	59,330
MFA Financial Inc REIT	183,675	1,234,296
MGIC Investment Corp *	97,550	363,862
Midsouth Bancorp Inc	4,176	54,330
Mission West Properties Inc REIT	8,787	79,259
Monmouth Real Estate Investment Corp ‘A’ REIT	20,013	183,119
Montpelier Re Holdings Ltd (Bermuda)	481,427	8,545,329
MPG Office Trust Inc REIT *	25,697	51,137
MVC Capital Inc	12,401	143,728
National Bankshares Inc	3,677	102,662
National Financial Partners Corp *	21,316	288,192
National Health Investors Inc REIT	7,048	309,971
National Interstate Corp	3,898	96,164
National Penn Bancshares Inc	63,909	539,392
National Retail Properties Inc REIT	53,783	1,418,796
National Western Life Insurance Co ‘A’	1,121	152,635
NBT Bancorp Inc	17,842	394,843
Nelnet Inc ‘A’	13,460	329,366
New Mountain Finance Corp	3,778	50,663
Newcastle Investment Corp REIT	3,518	16,359
NewStar Financial Inc *	14,427	146,723
NGP Capital Resources Co	11,194	80,485
Nicholas Financial Inc (Canada)	5,300	67,946
Northfield Bancorp Inc	8,993	127,341
NorthStar Realty Finance Corp REIT	49,239	234,870
Northwest Bancshares Inc	50,237	624,948
OceanFirst Financial Corp	7,648	99,959
Ocwen Financial Corp *	49,682	719,395
Old National Bancorp	48,999	570,838
Old Republic International Corp	961,800	8,915,886
Omega Healthcare Investors Inc REIT	2,932	56,734
OmniAmerican Bancorp Inc *	6,120	96,084
One Liberty Properties Inc REIT	5,767	95,156
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	11,957	184,018
Oppenheimer Holdings Inc ‘A’	5,374	86,521
Oriental Financial Group Inc	346,465	4,195,691
Oritani Financial Corp	23,690	302,521
Orrstown Financial Services Inc	3,613	29,807
Pacific Capital Bancorp NA *	2,107	59,502
Pacific Continental Corp	9,448	83,615
PacWest Bancorp	15,577	295,184
Park National Corp	6,679	434,536
Park Sterling Corp *	16,435	67,055
Parkway Properties Inc REIT	11,232	110,748
Pebblebrook Hotel Trust REIT	26,272	503,897
PennantPark Investment Corp	23,481	236,923
Penns Woods Bancorp Inc	2,070	80,275
Pennsylvania REIT	28,544	297,999
PennyMac Mortgage Investment Trust REIT	14,333	238,214
Peoples Bancorp Inc	5,402	80,004
PHH Corp *	28,947	309,733
PICO Holdings Inc *	11,743	241,671
Pinnacle Financial Partners Inc *	17,618	284,531
Piper Jaffray Cos *	8,180	165,236
Platinum Underwriters Holdings Ltd (Bermuda)	19,487	664,702
Post Properties Inc REIT	25,685	1,122,948
Potlatch Corp REIT	9,665	300,678
Presidential Life Corp	11,195	111,838
Primerica Inc	17,429	405,050
PrivateBancorp Inc	30,945	339,776
ProAssurance Corp	15,745	1,256,766
Prospect Capital Corp	56,262	522,674
Prosperity Bancshares Inc	24,184	975,824
Protective Life Corp	684,823	15,449,607
Provident Financial Services Inc	31,141	416,978
Provident New York Bancorp	19,588	130,064
PS Business Parks Inc REIT	7,682	425,813
Radian Group Inc	69,438	162,485
RAIT Financial Trust REIT	20,649	98,083
Ramco-Gershenson Properties Trust REIT	19,789	194,526
Redwood Trust Inc REIT	40,172	408,951
Renasant Corp	12,926	193,890
Republic Bancorp Inc ‘A’	5,172	118,439
Resource Capital Corp REIT	39,808	223,323
Retail Opportunity Investments Corp REIT	25,573	302,784
RLI Corp	45,290	3,299,829
RLJ Lodging Trust REIT	14,146	238,077
Rockville Financial Inc	15,340	158,922
Roma Financial Corp	4,073	40,078
S&T Bancorp Inc	14,542	284,296
S.Y. Bancorp Inc	5,467	112,238
Sabra Healthcare REIT Inc	13,643	164,944
Safeguard Scientifics Inc *	10,661	168,337
Safety Insurance Group Inc	6,497	262,999
Sandy Spring Bancorp Inc	12,496	219,305
SCBT Financial Corp	7,248	210,264
SeaBright Holdings Inc	10,887	83,286
Seacoast Banking Corp of Florida *	38,214	58,085
Selective Insurance Group Inc	28,291	501,599
Sierra Bancorp	6,445	56,716
Simmons First National Corp ‘A’	9,022	245,308
Solar Capital Ltd	18,867	416,772
Solar Senior Capital Ltd	3,979	62,669
Southside Bancshares Inc	8,481	183,698
Southwest Bancorp Inc *	9,860	58,766
Sovran Self Storage Inc REIT	14,251	608,090
STAG Industrial Inc REIT	7,984	91,576
StanCorp Financial Group Inc	227,500	8,360,625
Starwood Property Trust Inc REIT	48,041	889,239
State Auto Financial Corp	6,998	95,103
State Bancorp Inc	8,033	98,003

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
State Bank Financial Corp *	16,263	$245,734
StellarOne Corp	11,839	134,728
Sterling Bancorp	16,058	138,741
Sterling Financial Corp *	13,779	230,109
Stewart Information Services Corp	9,768	112,820
Stifel Financial Corp *	16,676	534,466
Strategic Hotels & Resorts Inc REIT *	66,913	359,323
Suffolk Bancorp *	5,341	57,629
Summit Hotel Properties Inc REIT	13,972	131,896
Sun Bancorp Inc *	20,012	48,429
Sun Communities Inc REIT	10,880	397,446
Sunstone Hotel Investors Inc REIT *	61,066	497,688
Susquehanna Bancshares Inc	80,541	674,934
SVB Financial Group *	17,219	821,174
SWS Group Inc	14,890	102,294
Symetra Financial Corp	34,873	316,298
Taylor Capital Group Inc *	4,371	42,486
Terreno Realty Corp REIT	4,709	71,294
Territorial Bancorp Inc	5,867	115,873
Texas Capital Bancshares Inc *	19,188	587,345
The Bancorp Inc *	15,320	110,764
The First Bancorp Inc	4,690	72,085
The First Marblehead Corp *	29,133	34,086
The First of Long Island Corp	3,956	104,122
The Hanover Insurance Group Inc	180,170	6,296,941
The Navigators Group Inc *	6,209	296,045
The Phoenix Cos Inc *	60,395	101,464
THL Credit Inc	4,813	58,767
TICC Capital Corp	16,722	144,645
Tompkins Financial Corp	4,222	162,589
Tower Bancorp Inc	5,478	156,342
Tower Group Inc	429,006	8,653,051
TowneBank	12,551	153,624
Transatlantic Holdings Inc	73,000	3,995,290
Triangle Capital Corp	11,378	217,547
TriCo Bancshares	7,332	104,261
TrustCo Bank Corp NY	564,288	3,165,656
Trustmark Corp	33,034	802,396
Two Harbors Investment Corp REIT	72,563	670,482
UMB Financial Corp	16,544	616,264
UMH Properties Inc REIT	6,175	57,489
Umpqua Holdings Corp	59,086	732,076
Union First Market Bankshares Corp	10,443	138,787
United Bankshares Inc	20,808	588,242
United Community Banks Inc *	21,491	150,222
United Financial Bancorp Inc	8,354	134,416
United Fire & Casualty Co	11,339	228,821
Universal Health Realty Income Trust REIT	2,885	112,515
Universal Insurance Holdings Inc	11,382	40,748
Univest Corp of Pennsylvania	8,711	127,529
Urstadt Biddle Properties Inc ‘A’ REIT	10,223	184,832
Validus Holdings Ltd (Bermuda)	268,800	8,467,200
ViewPoint Financial Group	17,981	233,933
Virginia Commerce Bancorp Inc *	12,012	92,853
Virtus Investment Partners Inc *	171	12,998
Walter Investment Management Corp	13,315	273,091
Washington Banking Co	8,049	95,864
Washington REIT	25,323	692,584
Washington Trust Bancorp Inc	7,421	177,065
Webster Financial Corp	37,210	758,712
WesBanco Inc	11,914	231,966
West Bancorp Inc	7,980	76,448
West Coast Bancorp *	9,893	154,331
Westamerica Bancorp	8,181	359,146
Western Alliance Bancorp *	36,127	225,071
Westfield Financial Inc	10,738	79,032
Whitestone REIT ‘B’	3,800	45,220
Wilshire Bancorp Inc *	31,395	113,964
Winthrop Realty Trust REIT	14,847	150,994
Wintrust Financial Corp	17,992	504,676
WSFS Financial Corp	3,303	118,776

		202,642,116

Health Care - 3.7%

Accuray Inc *	4,298	18,181
Affymax Inc *	9,487	62,709
Affymetrix Inc *	36,282	148,393
Albany Molecular Research Inc *	11,157	32,690
Allos Therapeutics Inc *	8,275	11,751
Almost Family Inc *	4,257	70,581
Alphatec Holdings Inc *	28,044	48,236
AMAG Pharmaceuticals Inc *	9,751	184,391
Amedisys Inc *	15,249	166,367
American Dental Partners Inc *	7,877	148,324
AMN Healthcare Services Inc *	11,176	49,510
AmSurg Corp *	16,003	416,718
Anacor Pharmaceuticals Inc *	577	3,577
Analogic Corp	1,685	96,584
AngioDynamics Inc *	12,835	190,086
Arena Pharmaceuticals Inc *	69,714	130,365
Array BioPharma Inc *	16,886	36,474
Assisted Living Concepts Inc ‘A’	10,119	150,672
Astex Pharmaceuticals Inc *	27,120	51,257
AVANIR Pharmaceuticals Inc ‘A’ *	6,663	13,659
BG Medicine Inc *	443	2,091
Biolase Technology Inc *	12,475	32,061
BioMimetic Therapeutics Inc *	6,004	17,111
BioScrip Inc *	5,070	27,682
Cambrex Corp *	15,263	109,588
Cantel Medical Corp	6,778	189,310
Capital Senior Living Corp *	9,608	76,288
CardioNet Inc *	9,323	22,096
Cell Therapeutics Inc *	11,043	12,810
Celldex Therapeutics Inc *	19,746	51,340
Centene Corp *	9,726	385,052
Cerus Corp *	3,709	10,385
Chindex International Inc *	3,346	28,508
Clovis Oncology Inc *	1,443	20,332
Columbia Laboratories Inc *	7,024	17,560
CONMED Corp *	14,572	374,063
Cornerstone Therapeutics Inc *	3,904	21,862
Cross Country Healthcare Inc *	14,417	80,014
CryoLife Inc *	13,010	62,448
Curis Inc *	11,598	54,279
Cynosure Inc ‘A’ *	4,963	58,365
Cytori Therapeutics Inc *	6,785	14,927
DURECT Corp *	3,484	4,111
Dyax Corp *	9,220	12,539
DynaVox Inc ‘A’ *	1,205	4,386
Enzo Biochem Inc *	18,130	40,611
Enzon Pharmaceuticals Inc *	18,023	120,754
Epocrates Inc *	245	1,911
eResearchTechnology Inc *	12,335	57,851
Exact Sciences Corp *	9,036	73,372
Exactech Inc *	1,185	19,517
Five Star Quality Care Inc *	21,684	65,052
Furiex Pharmaceuticals Inc *	5,026	83,984
Gentiva Health Services Inc *	15,937	107,575
Geron Corp *	52,094	77,099
Greatbatch Inc *	11,960	264,316
Hanger Orthopedic Group Inc *	8,234	153,893
Harvard Bioscience Inc *	10,944	42,353
HealthSouth Corp *	48,877	863,657
HealthSpring Inc *	15,968	870,895
Healthways Inc *	17,267	118,452
Hi-Tech Pharmacal Co Inc *	3,677	142,999
Hill-Rom Holdings Inc	63,700	2,146,053
Horizon Pharma Inc *	402	1,608
ICU Medical Inc *	4,735	213,075

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Idenix Pharmaceuticals Inc *	22,300	$166,024
ImmunoGen Inc *	10,975	127,091
Impax Laboratories Inc *	2,985	60,207
Inhibitex Inc *	8,982	98,263
Insmed Inc *	12,754	38,900
InterMune Inc *	14,838	186,959
Invacare Corp	13,926	212,929
IRIS International Inc *	2,604	24,347
Kindred Healthcare Inc *	26,700	314,259
KV Pharmaceutical Co ‘A’ *	9,065	12,691
Lannett Co Inc *	5,729	25,322
Lexicon Pharmaceuticals Inc *	57,959	74,767
LHC Group Inc *	7,617	97,726
Magellan Health Services Inc *	14,675	725,972
Maxygen Inc *	14,613	82,271
MedAssets Inc *	4,504	41,662
Medical Action Industries Inc *	4,777	24,984
Medicis Pharmaceutical Corp ‘A’	5,628	187,131
Metabolix Inc *	5,113	23,264
Micromet Inc *	23,129	166,298
Molina Healthcare Inc *	5,786	129,201
National Healthcare Corp	5,268	220,729
Natus Medical Inc *	7,204	67,934
Nektar Therapeutics *	21,956	122,844
Neostem Inc *	8,011	4,062
Neurocrine Biosciences Inc *	7,280	61,880
Novavax Inc *	15,766	19,865
Nymox Pharmaceutical Corp * (Canada)	1,606	13,201
Omnicell Inc *	8,848	146,169
Oncothyreon Inc *	6,148	46,602
Owens & Minor Inc	6,132	170,408
Pacific Biosciences of California Inc *	13,927	38,996
Palomar Medical Technologies Inc *	9,912	92,182
Par Pharmaceutical Cos Inc *	5,818	190,423
PAREXEL International Corp *	2,918	60,519
PDL BioPharma Inc	12,466	77,289
PharMerica Corp *	15,078	228,884
Progenics Pharmaceuticals Inc *	3,851	32,888
Rigel Pharmaceuticals Inc *	8,382	66,134
RTI Biologics Inc *	26,552	117,891
Savient Pharmaceuticals Inc *	10,788	24,057
Select Medical Holdings Corp *	17,637	149,562
Sequenom Inc *	15,730	69,999
Skilled Healthcare Group Inc ‘A’ *	9,351	51,056
Solta Medical Inc *	31,392	98,571
Staar Surgical Co *	2,362	24,777
STERIS Corp	218,200	6,506,724
Sun Healthcare Group Inc *	12,851	49,862
Sunesis Pharmaceuticals Inc *	1,486	1,739
Sunrise Senior Living Inc *	7,536	48,833
SurModics Inc *	7,961	116,708
Symmetry Medical Inc *	14,144	113,011
Teleflex Inc	148,900	9,126,081
The Medicines Co *	11,912	222,040
The Providence Service Corp *	5,269	72,501
Theravance Inc *	5,833	128,909
Transcept Pharmaceuticals Inc *	571	4,471
Triple-S Management Corp ‘B’ *	10,068	201,561
Universal American Corp	16,658	211,723
Uroplasty Inc *	1,248	5,304
Vanda Pharmaceuticals Inc *	828	3,941
Vanguard Health Systems Inc *	10,051	102,721
Vical Inc *	4,191	18,482
ViroPharma Inc *	36,388	996,667
West Pharmaceutical Services Inc	107,130	4,065,584
Wright Medical Group Inc *	20,010	330,165
XenoPort Inc *	3,404	12,969
Young Innovations Inc	1,910	56,593
Zalicus Inc *	15,236	18,436
Zeltiq Aesthetics Inc *	1,114	12,655

		36,629,630

Industrials - 30.0%

A.O. Smith Corp	93,857	3,765,543
A123 Systems Inc *	37,648	60,613
AAR Corp	354,015	6,786,468
ABM Industries Inc	475,396	9,802,665
ACCO Brands Corp *	28,392	273,983
Accuride Corp *	18,413	131,101
Aceto Corp	13,653	94,206
Actuant Corp ‘A’	29,749	675,005
Aegion Corp *	20,323	311,755
Air Transport Services Group Inc *	27,810	131,263
Aircastle Ltd (Bermuda)	25,457	323,813
Alamo Group Inc	3,249	87,496
Alaska Air Group Inc *	17,477	1,312,348
Albany International Corp ‘A’	11,472	265,233
AMERCO	4,465	394,706
American Railcar Industries Inc *	5,035	120,488
American Reprographics Co *	16,490	75,689
American Superconductor Corp *	22,855	84,335
American Woodmark Corp	37,181	507,892
Ampco-Pittsburgh Corp	3,998	77,321
Apogee Enterprises Inc	305,591	3,746,546
Applied Industrial Technologies Inc	174,580	6,139,979
Argan Inc	3,374	51,319
Arkansas Best Corp	13,053	251,531
Astec Industries Inc *	203,333	6,549,356
AT Cross Co ‘A’ *	268	3,023
Atlas Air Worldwide Holdings Inc *	13,512	519,266
Baltic Trading Ltd	8,525	40,494
Barnes Group Inc	28,091	677,274
Barrett Business Services Inc	3,997	79,780
Belden Inc	3,490	116,147
Brady Corp ‘A’	315,149	9,949,254
Briggs & Stratton Corp	360,264	5,580,489
Broadwind Energy Inc *	53,909	36,658
Builders FirstSource Inc *	23,467	47,873
CAI International Inc *	342	5,287
Carlisle Cos Inc	242,410	10,738,763
Cascade Corp	4,506	212,548
Casella Waste Systems Inc ‘A’ *	1,598	10,227
CBIZ Inc *	20,261	123,795
CDI Corp	5,692	78,607
Celadon Group Inc	3,948	46,626
Cenveo Inc *	13,220	44,948
Ceradyne Inc *	238,761	6,394,020
CIRCOR International Inc	130,407	4,604,671
CLARCOR Inc	1,312	65,587
Columbus McKinnon Corp *	2,093	26,560
Comfort Systems USA Inc	19,515	209,201
Compx International Inc	504	7,424
Courier Corp	5,271	61,829
Covenant Transportation Group Inc ‘A’ *	3,970	11,791
CRA International Inc *	4,654	92,335
Cubic Corp	4,551	198,378
Curtiss-Wright Corp	23,868	843,256
Douglas Dynamics Inc	4,449	65,044
Ducommun Inc	5,424	69,156
Dycom Industries Inc *	15,065	315,160
Eagle Bulk Shipping Inc *	32,331	30,459
EMCOR Group Inc	238,355	6,390,298
Encore Wire Corp	9,522	246,620
Energy Recovery Inc *	23,811	61,432
EnergySolutions Inc *	32,498	100,419
EnerNOC Inc *	8,175	88,862
EnerSys *	30,890	802,213
Ennis Inc	13,397	178,582

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

EnPro Industries Inc *	231,573	$7,637,278
ESCO Technologies Inc	10,163	292,491
Essex Rental Corp *	7,465	22,022
Esterline Technologies Corp *	15,660	876,490
Excel Maritime Carriers Ltd * (Liberia)	23,730	34,408
Federal Signal Corp *	28,995	120,329
Flow International Corp *	2,890	10,115
Franklin Covey Co *	6,865	58,147
Franklin Electric Co Inc	121,110	5,275,552
FreightCar America Inc *	6,171	129,282
FTI Consulting Inc *	21,687	919,963
Fuel Tech Inc *	619	4,073
G&K Services Inc ‘A’	9,585	279,019
Gardner Denver Inc	135,300	10,426,218
Genco Shipping & Trading Ltd *	15,207	102,799
GenCorp Inc *	8,055	42,853
Generac Holdings Inc *	8,079	226,454
General Cable Corp *	58,200	1,455,582
Genesee & Wyoming Inc ‘A’ *	154,370	9,351,735
GeoEye Inc *	10,689	237,510
Gibraltar Industries Inc *	622,716	8,693,115
Global Power Equipment Group Inc *	3,975	94,406
GP Strategies Corp *	5,443	73,372
Graco Inc	159,200	6,509,688
Granite Construction Inc	446,968	10,602,081
Great Lakes Dredge & Dock Co	30,437	169,230
Griffon Corp	24,513	223,804
H&E Equipment Services Inc *	8,008	107,467
Hawaiian Holdings Inc *	26,130	151,554
Heidrick & Struggles International Inc	8,426	181,496
Hexcel Corp *	7,724	186,998
Hill International Inc *	12,969	66,661
Hudson Highland Group Inc *	16,909	80,994
Hurco Cos Inc *	3,295	69,195
Huron Consulting Group Inc *	667	25,840
ICF International Inc *	6,544	162,160
Insperity Inc	269,730	6,837,655
Insteel Industries Inc	8,721	95,844
Interline Brands Inc *	15,656	243,764
International Shipholding Corp	2,858	53,416
JetBlue Airways Corp *	127,137	661,112
John Bean Technologies Corp	1,078	16,569
Kadant Inc *	4,650	105,136
Kaman Corp	6,041	165,040
Kaydon Corp	239,793	7,313,686
Kelly Services Inc ‘A’	13,644	186,650
Kennametal Inc	256,220	9,357,154
Kforce Inc *	1,715	21,146
Kimball International Inc ‘B’	15,912	80,674
Korn/Ferry International *	22,940	391,356
Kratos Defense & Security Solutions Inc *	17,116	102,182
Lawson Products Inc	1,733	26,740
Layne Christensen Co *	10,066	243,597
LB Foster Co ‘A’	4,664	131,945
Lincoln Electric Holdings Inc	252,080	9,861,370
LMI Aerospace Inc *	2,344	41,137
LSI Industries Inc	10,078	60,468
Lydall Inc *	8,850	83,986
Marten Transport Ltd	6,776	121,900
McGrath RentCorp	7,292	211,395
Meritor Inc *	15,699	83,519
Met-Pro Corp	7,356	66,498
Metalico Inc *	8,633	28,403
Michael Baker Corp *	4,326	84,833
Miller Industries Inc	5,696	89,598
Mine Safety Appliances Co	255,050	8,447,256
Mobile Mini Inc *	13,985	244,038
Moog Inc ‘A’ *	21,051	924,770
Mueller Industries Inc	248,894	9,562,507
Mueller Water Products Inc ‘A’	80,353	196,061
Multi-Color Corp	5,514	141,875
MYR Group Inc *	619	11,848
NACCO Industries Inc ‘A’	2,999	267,571
Navigant Consulting Inc *	26,479	302,125
NCI Building Systems Inc *	10,226	111,157
NL Industries Inc	174	2,257
Nordson Corp	122,000	5,023,960
Northwest Pipe Co *	4,748	108,539
Odyssey Marine Exploration Inc *	27,636	75,723
On Assignment Inc *	16,972	189,747
Orbital Sciences Corp *	17,429	253,243
Orion Marine Group Inc *	14,065	93,532
Pacer International Inc *	16,418	87,836
Patriot Transportation Holding Inc *	3,167	68,724
Pendrell Corp *	29,027	74,309
Pentair Inc	121,200	4,034,748
Pike Electric Corp *	8,457	60,806
Powell Industries Inc *	125,932	3,939,153
PowerSecure International Inc *	8,236	40,768
Preformed Line Products Co	1,126	67,177
Primoris Services Corp	1,697	25,336
Quad/Graphics Inc	11,783	168,968
Quality Distribution Inc *	5,315	59,794
Quanex Building Products Corp	19,555	293,716
RailAmerica Inc *	11,067	164,788
RBC Bearings Inc *	2,366	98,662
Republic Airways Holdings Inc *	25,105	86,110
Resources Connection Inc	23,854	252,614
Roadrunner Transportation Systems Inc *	4,385	61,960
Robbins & Myers Inc	20,323	986,682
RSC Holdings Inc *	35,002	647,537
Rush Enterprises Inc ‘A’ *	16,708	349,531
Saia Inc *	8,160	101,837
Schawk Inc	227,964	2,555,476
Seaboard Corp *	160	325,760
SeaCube Container Leasing Ltd (Bermuda)	5,753	85,202
Simpson Manufacturing Co Inc	294,544	9,914,351
SkyWest Inc	639,351	8,049,429
Spirit Airlines Inc *	8,023	125,159
Standex International Corp	5,244	179,187
Steelcase Inc ‘A’	36,100	269,306
Sterling Construction Co Inc *	8,466	91,179
Swift Transportation Co *	28,863	237,831
SYKES Enterprises Inc *	18,184	284,761
Tecumseh Products Co ‘A’ *	9,460	44,462
Teledyne Technologies Inc *	13,607	746,344
Tetra Tech Inc *	25,723	555,360
The Brink’s Co	3,293	88,516
The Dolan Co *	15,694	133,713
The Geo Group Inc *	33,321	558,127
The Greenbrier Cos Inc *	10,203	247,729
The Keyw Holding Corp *	9,464	70,034
The Timken Co	80,080	3,099,897
Titan Machinery Inc *	5,371	116,712
TMS International Corp ‘A’ *	3,892	38,453
Trinity Industries Inc	511,380	15,372,083
Triumph Group Inc	17,100	999,495
TrueBlue Inc *	7,202	99,964
Tutor Perini Corp *	16,040	197,934
Ultrapetrol Bahamas Ltd * (Bahamas)	10,771	32,098
UniFirst Corp	7,313	414,940
United Rentals Inc *	22,712	671,140
United Stationers Inc	7,731	251,721
UniTek Global Services Inc *	5,394	24,435
Universal Forest Products Inc	316,036	9,756,031
Universal Truckload Services Inc	2,847	51,673
US Airways Group Inc *	83,729	424,506
US Ecology Inc	622	11,681
USG Corp *	10,734	109,057
Valence Technology Inc *	19,376	18,988

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Viad Corp	9,103	$159,120
VSE Corp	2,177	52,858
Wabash National Corp *	756,471	5,930,733
Watts Water Technologies Inc ‘A’	209,718	7,174,453
WCA Waste Corp *	8,456	55,049
Werner Enterprises Inc	19,423	468,094
Wesco Aircraft Holdings Inc *	6,694	93,649
Zipcar Inc *	1,177	15,795

		300,691,914

Information Technology - 5.7%

Accelrys Inc *	28,449	191,177
Actuate Corp *	1,447	8,479
Acxiom Corp *	41,817	510,586
Advanced Analogic Technologies Inc *	17,614	101,809
Advanced Energy Industries Inc *	22,430	240,674
Agilysys Inc *	9,229	73,371
Alpha & Omega Semiconductor Ltd * (Bermuda)	7,608	55,614
Amkor Technology Inc *	49,932	217,704
Amtech Systems Inc *	272	2,315
ANADIGICS Inc *	34,912	76,457
Anaren Inc *	6,918	114,977
Angie’s List Inc *	2,539	40,878
Anixter International Inc *	7,263	433,165
Applied Micro Circuits Corp *	5,115	34,373
ARRIS Group Inc *	63,594	688,087
ATMI Inc *	15,306	306,579
Aviat Networks Inc *	30,439	55,703
Avid Technology Inc *	15,450	131,788
Axcelis Technologies Inc *	54,739	72,803
AXT Inc *	9,447	39,394
Badger Meter Inc	1,334	39,260
Bankrate Inc *	3,160	67,940
Bel Fuse Inc ‘B’	5,398	101,212
Benchmark Electronics Inc *	738,918	9,953,225
Black Box Corp	9,239	259,062
Blue Coat Systems Inc *	14,078	358,285
Brightpoint Inc *	19,826	213,328
Brooks Automation Inc	34,186	351,090
Cabot Microelectronics Corp *	9,364	442,449
CACI International Inc ‘A’ *	12,668	708,395
Carbonite Inc *	986	10,945
Checkpoint Systems Inc *	20,648	225,889
CIBER Inc *	32,876	126,901
Cognex Corp	3,953	141,478
Coherent Inc *	3,494	182,631
Cohu Inc	477,459	5,419,160
Communications Systems Inc	3,376	47,467
Computer Task Group Inc *	2,488	35,031
Comtech Telecommunications Corp	10,529	301,340
Convergys Corp *	54,133	691,278
Cray Inc *	18,683	120,879
CSG Systems International Inc *	9,344	137,450
CTS Corp	17,781	163,585
Cymer Inc *	11,844	589,357
Daktronics Inc	14,390	137,712
DDi Corp	4,950	46,184
DealerTrack Holdings Inc *	2,951	80,444
Digi International Inc *	10,957	122,280
Digital River Inc *	16,822	252,666
Dot Hill Systems Corp *	22,252	29,595
DSP Group Inc *	11,552	60,186
Dynamics Research Corp *	4,565	51,767
Earthlink Inc	56,910	366,500
Ebix Inc	4,722	104,356
Electro Rent Corp	5,756	98,715
Electro Scientific Industries Inc *	10,622	153,807
Electronics for Imaging Inc *	22,455	319,984
EMCORE Corp *	45,648	39,362
Emulex Corp *	45,260	310,484
Entegris Inc *	46,906	409,255
EPIQ Systems Inc	15,022	180,564
ePlus Inc *	1,911	54,043
Euronet Worldwide Inc *	26,396	487,798
Exar Corp *	16,705	108,582
Extreme Networks Inc *	34,446	100,582
Fair Isaac Corp	7,715	276,506
FEI Co *	1,541	62,842
FormFactor Inc *	25,734	130,214
FSI International Inc *	20,124	73,654
Gerber Scientific Inc Escrow Shares * + Δ	12,750	128
Global Cash Access Holdings Inc *	13,494	60,048
Globecomm Systems Inc *	3,345	45,760
GSI Group Inc * (Canada)	13,284	135,895
GSI Technology Inc *	10,371	48,536
Harmonic Inc *	46,588	234,804
Identive Group Inc *	20,010	44,622
Imation Corp *	15,535	89,016
Immersion Corp *	1,238	6,413
Imperva Inc *	753	26,212
Infinera Corp *	50,229	315,438
InfoSpace Inc *	17,701	194,534
Insight Enterprises Inc *	22,566	345,034
Integrated Device Technology Inc *	27,668	151,067
Integrated Silicon Solution Inc *	13,758	125,748
Intermec Inc *	30,681	210,472
Intermolecular Inc *	2,107	18,078
Internap Network Services Corp *	3,687	21,901
Intevac Inc *	11,841	87,623
InvenSense Inc *	2,760	27,490
IXYS Corp *	4,266	46,201
JDA Software Group Inc *	17,712	573,692
Kemet Corp *	21,557	151,977
KIT Digital Inc *	19,922	168,341
Kopin Corp *	21,590	83,769
Kulicke & Soffa Industries Inc *	37,234	344,414
KVH Industries Inc *	7,275	56,599
Lattice Semiconductor Corp *	41,886	248,803
Limelight Networks Inc *	5,373	15,904
Littelfuse Inc	1,410	60,602
Loral Space & Communications Inc *	5,159	334,716
LTX-Credence Corp *	11,911	63,724
ManTech International Corp ‘A’	12,033	375,911
Marchex Inc ‘B’	6,546	40,913
Mentor Graphics Corp *	27,481	372,642
Mercury Computer Systems Inc *	15,524	206,314
Methode Electronics Inc	19,092	158,273
Mindspeed Technologies Inc *	7,963	36,471
MIPS Technologies Inc *	8,117	36,202
MKS Instruments Inc	26,868	747,468
ModusLink Global Solutions Inc	21,611	116,699
MoneyGram International Inc *	552	9,798
Monolithic Power Systems Inc *	3,621	54,568
Motricity Inc *	1,174	1,057
Multi-Fineline Electronix Inc *	158,768	3,262,682
Nanometrics Inc *	10,354	190,721
NCI Inc ‘A’ *	2,763	32,189
NeoPhotonics Corp *	2,282	10,452
Newport Corp *	13,206	179,734
Novatel Wireless Inc *	14,996	46,937
Oclaro Inc *	26,241	74,000
OmniVision Technologies Inc *	6,426	78,622
Openwave Systems Inc *	31,095	49,130
Oplink Communications Inc *	6,026	99,248
Opnext Inc *	22,488	18,166
ORBCOMM Inc *	17,317	51,778
OSI Systems Inc *	2,254	109,950
Park Electrochemical Corp	10,633	272,417
PC Connection Inc	4,550	50,460

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
PDF Solutions Inc *	701	$4,886
Perficient Inc *	3,746	37,497
Pericom Semiconductor Corp *	11,349	86,366
Photronics Inc *	30,230	183,798
Plantronics Inc	16,427	585,458
Plexus Corp *	1,778	48,682
PLX Technology Inc *	22,951	65,869
Power-One Inc *	2,272	8,884
Progress Software Corp *	13,983	270,571
Quantum Corp *	115,871	278,090
Quest Software Inc *	20,379	379,049
QuinStreet Inc *	12,618	118,104
RadiSys Corp *	10,109	51,152
RealNetworks Inc	10,698	80,235
RF Micro Devices Inc *	127,404	687,982
Richardson Electronics Ltd	7,220	88,734
Rimage Corp	4,985	56,081
Rofin-Sinar Technologies Inc *	342,575	7,827,839
Rogers Corp *	5,415	199,597
Rosetta Stone Inc *	5,573	42,522
Rudolph Technologies Inc *	16,315	151,077
S1 Corp *	23,612	225,967
Sanmina-SCI Corp *	41,586	387,166
ScanSource Inc *	11,903	428,508
SeaChange International Inc *	6,978	49,055
Sigma Designs Inc *	16,424	98,544
Silicon Image Inc *	8,751	41,130
Smith Micro Software Inc *	18,828	21,276
Sonus Networks Inc *	101,805	244,332
Spansion Inc ‘A’ *	25,835	213,914
SS&C Technologies Holdings Inc *	12,977	234,365
Standard Microsystems Corp *	11,800	304,086
STR Holdings Inc *	15,796	130,001
Stream Global Services Inc *	4,369	14,461
Supertex Inc *	5,367	101,329
support.com Inc *	9,442	21,245
Sycamore Networks Inc *	10,240	183,296
Symmetricom Inc *	22,347	120,450
SYNNEX Corp *	12,890	392,629
Tangoe Inc *	1,344	20,698
TechTarget Inc *	2,076	12,124
Tekelec *	31,734	346,853
TeleCommunication Systems Inc ‘A’ *	13,822	32,482
TeleNav Inc *	440	3,436
Tessera Technologies Inc *	26,404	442,267
The Hackett Group Inc *	5,427	20,297
THQ Inc *	35,333	26,853
TTM Technologies Inc *	20,382	223,387
Ubiquiti Networks Inc *	3,549	64,698
Unisys Corp *	12,933	254,909
United Online Inc	45,491	247,471
Veeco Instruments Inc *	6,379	132,683
ViaSat Inc *	11,707	539,927
Viasystems Group Inc *	1,306	22,098
Vishay Precision Group Inc *	6,309	100,818
Westell Technologies Inc ‘A’ *	27,172	60,322
X-Rite Inc *	13,608	63,141
XO Group Inc *	6,697	55,853
Xyratex Ltd (Bermuda)	14,643	195,045
Zillow Inc *	1,601	35,990
Zygo Corp *	6,901	121,803

		56,649,397

Materials - 6.0%

A. Schulman Inc	277,886	5,885,626
A.M. Castle & Co *	8,619	81,536
American Vanguard Corp	9,657	128,824
Aptargroup Inc	79,000	4,121,430
Boise Inc	47,109	335,416
Buckeye Technologies Inc	20,587	688,429
Cabot Corp	227,520	7,312,493
Calgon Carbon Corp *	5,979	93,930
Century Aluminum Co *	26,467	225,234
Chase Corp	3,199	44,466
Chemtura Corp *	19,126	216,889
Clearwater Paper Corp *	11,841	421,658
Coeur d’Alene Mines Corp *	43,194	1,042,703
Commercial Metals Co	218,400	3,020,472
Eagle Materials Inc	4,373	112,211
Ferro Corp *	44,490	217,556
FutureFuel Corp	6,226	77,327
Georgia Gulf Corp *	17,452	340,140
Golden Minerals Co *	959	5,572
Golden Star Resources Ltd (XASE) * (Canada)	133,152	219,701
Graphic Packaging Holding Co *	10,323	43,976
H.B. Fuller Co	137,456	3,176,608
Handy & Harman Ltd *	2,572	25,463
Haynes International Inc	1,412	77,095
Headwaters Inc *	31,256	69,388
Horsehead Holding Corp *	21,326	192,147
Innospec Inc *	1,287	36,126
Jaguar Mining Inc * (Canada)	43,691	278,749
Kaiser Aluminum Corp	4,741	217,517
KapStone Paper and Packaging Corp *	20,003	314,847
KMG Chemicals Inc	397	6,856
Kraton Performance Polymers Inc *	2,069	42,001
Landec Corp *	13,547	74,779
Louisiana-Pacific Corp *	68,104	549,599
Materion Corp *	9,646	234,205
Minerals Technologies Inc	9,424	532,739
Myers Industries Inc	14,322	176,733
Neenah Paper Inc	3,822	85,307
Olin Corp	16,314	320,570
Olympic Steel Inc	4,676	109,044
OM Group Inc *	15,974	357,658
PH Glatfelter Co	22,406	316,373
PolyOne Corp	13,292	153,523
Quaker Chemical Corp	1,634	63,546
Reliance Steel & Aluminum Co	123,000	5,988,870
Revett Minerals Inc * (Canada)	5,733	27,060
RPM International Inc	525,000	12,888,750
RTI International Metals Inc *	13,444	312,035
Schweitzer-Mauduit International Inc	8,288	550,821
Sensient Technologies Corp	164,482	6,233,868
Spartech Corp *	15,985	75,609
Stepan Co	4,158	333,305
SunCoke Energy Inc *	3,652	40,902
Texas Industries Inc	11,698	360,064
Thompson Creek Metals Co Inc * (Canada)	78,774	548,267
TPC Group Inc *	2,399	55,969
Tredegar Corp	12,318	273,706
United States Lime & Minerals Inc *	1,097	65,941
Universal Stainless & Alloy Products Inc *	3,634	135,766
US Energy Corp *	12,502	36,381
Verso Paper Corp *	7,549	7,247
Vista Gold Corp * (Canada)	30,652	94,102
Wausau Paper Corp	25,420	209,969
Worthington Industries Inc	11,237	184,062
Zoltek Cos Inc *	14,400	109,728

		60,578,884

Telecommunication Services - 0.2%

Alaska Communications Systems Group Inc	18,699	56,284
Atlantic Tele-Network Inc	3,719	145,227
Boingo Wireless Inc *	761	6,545
Cincinnati Bell Inc *	73,302	222,105
Consolidated Communications Holdings Inc	2,752	52,426
Fairpoint Communications Inc *	10,466	45,318
Globalstar Inc *	52,945	28,590

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
IDT Corp ‘B’	598	$5,609
inContact Inc *	1,232	5,458
Iridium Communications Inc *	19,968	153,953
Leap Wireless International Inc *	24,580	228,348
Neutral Tandem Inc *	16,479	176,160
Premiere Global Services Inc *	26,850	227,419
SureWest Communications	6,919	83,236
USA Mobility Inc	11,794	163,583
Vonage Holdings Corp *	41,177	100,884

		1,701,145

Utilities - 3.3%

AGL Resources Inc λ	-	10
ALLETE Inc	16,479	691,788
American States Water Co	9,735	339,752
Artesian Resources Corp ‘A’	3,874	72,947
Atlantic Power Corp * (Canada)	54,361	777,362
Avista Corp	29,746	765,960
Black Hills Corp	20,306	681,875
Cadiz Inc *	6,163	59,350
California Water Service Group	21,742	397,009
Central Vermont Public Service Corp	6,955	244,121
CH Energy Group Inc	8,032	468,908
Chesapeake Utilities Corp	5,009	217,140
Cleco Corp	31,511	1,200,569
Connecticut Water Service Inc	4,558	123,659
Consolidated Water Co Ltd (Cayman)	7,786	66,804
Dynegy Inc *	52,737	146,082
El Paso Electric Co	21,728	752,658
Genie Energy Ltd ‘B’	598	4,742
IDACORP Inc	25,555	1,083,788
MGE Energy Inc	11,960	559,369
Middlesex Water Co	8,217	153,329
New Jersey Resources Corp	21,367	1,051,256
Northwest Natural Gas Co	13,812	662,009
NorthWestern Corp	18,742	670,776
NV Energy Inc	510,000	8,338,500
Ormat Technologies Inc	9,325	168,130
Otter Tail Corp	17,560	386,671
Pennichuck Corp	1,326	38,229
Piedmont Natural Gas Co Inc	37,074	1,259,775
PNM Resources Inc	266,114	4,851,258
Portland General Electric Co	38,918	984,236
SJW Corp	7,339	173,494
South Jersey Industries Inc	12,746	724,100
Southwest Gas Corp	23,688	1,006,503
The Empire District Electric Co	21,593	455,396
The Laclede Group Inc	11,624	470,423
UIL Holdings Corp	26,082	922,520
Unisource Energy Corp	18,960	700,003
Unitil Corp	5,679	161,170
WGL Holdings Inc	26,444	1,169,354
York Water Co	6,766	119,352

		33,120,377

Total Common Stocks
(Cost $987,513,521)		981,999,612

	Principal
	Amount
SHORT-TERM INVESTMENTS - 2.0%

U.S. Government Agency Issue - 0.1%

Federal Home Loan Bank
0.001% due 01/03/12	$615,000	614,999

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $18,835,138; collateralized by Fannie Mae: 0.000% due 06/06/12 and value $944,528; and Freddie Mac: 0.000% due 06/11/12 and value $18,270,860)	18,835,118	18,835,118

Total Short-Term Investments
(Cost $19,450,117)		19,450,117

TOTAL INVESTMENTS - 100.0%
(Cost $1,006,963,638)		1,001,449,729

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(326,107)

NET ASSETS - 100.0%		$1,001,123,622

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Industrials	30.0%
Financials	20.2%
Consumer Discretionary	16.8%
Energy	10.5%
Materials	6.0%
Information Technology	5.7%
Health Care	3.7%
Utilities	3.3%
Short-Term Investments	2.0%
Consumer Staples	1.6%
Telecommunication Services	0.2%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $128 or less than 0.1% of the net assets were valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(d)	As of December 31, 2011, less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(e)	As of December 31, 2011, $264,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	Open futures contracts outstanding as of December 31, 2011 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Russell 2000 Mini (03/12)	25	$1,846,075	$925

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$168,388,548	$168,388,548	$-	$-
	Consumer Staples	16,593,125	16,593,125	-	-
	Energy	105,004,476	105,004,476	-	-
	Financials	202,642,116	202,642,116	-	-
	Health Care	36,629,630	36,629,630	-	-
	Industrials	300,691,914	300,691,914	-	-
	Information Technology	56,649,397	56,649,269	-	128
	Materials	60,578,884	60,578,884	-	-
	Telecommunication Services	1,701,145	1,701,145	-	-
	Utilities	33,120,377	33,120,377	-	-

		981,999,612	981,999,484	-	128
	Short-Term Investments	19,450,117	-	19,450,117	-
	Derivatives:
	Equity Contracts
	Futures	925	925	-	-

	Total	$1,001,450,654	$982,000,409	$19,450,117	$128

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

Common
Stocks
Value, Beginning of Year	$-
Purchases	-
Sales	-
Net Realized Gains (Losses)	-
Change in Net Unrealized Appreciation	128
Transfers In	-
Transfers Out	-

Value, End of Year	$128

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$128

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Strike @ $10.50 Exp. 10/14/13 *	4,217	$-

Total Warrants
(Cost $0)		-

COMMON STOCKS - 99.2%

Consumer Discretionary - 13.0%

1-800-FLOWERS.COM Inc ‘A’ *	8,721	19,186
99 Cents Only Stores *	17,343	380,679
Aeropostale Inc *	29,717	453,184
AFC Enterprises Inc *	9,036	132,829
AH Belo Corp ‘A’	7,148	33,953
Ambassadors Group Inc	6,831	30,808
America’s Car-Mart Inc *	3,131	122,673
American Axle & Manufacturing Holdings Inc *	24,558	242,879
American Greetings Corp ‘A’	14,717	184,110
American Public Education Inc *	6,566	284,176
Amerigon Inc *	8,091	115,378
Ameristar Casinos Inc	12,159	210,229
ANN Inc *	19,205	475,900
Arbitron Inc	10,000	344,100
Archipelago Learning Inc *	5,021	48,553
Arctic Cat Inc *	4,439	100,099
Asbury Automotive Group Inc *	10,683	230,325
Ascena Retail Group Inc *	23,189	689,177
Ascent Capital Group Inc ‘A’ *	5,282	267,903
Barnes & Noble Inc *	10,928	158,237
Beazer Homes USA Inc *	28,852	71,553
bebe Stores Inc	14,355	119,577
Belo Corp ‘A’	33,732	212,512
Benihana Inc *	5,228	53,482
Big 5 Sporting Goods Corp	8,304	86,694
Biglari Holdings Inc *	444	163,499
BJ’s Restaurants Inc *	8,917	404,118
Black Diamond Inc *	5,106	38,142
Blue Nile Inc *	4,365	178,441
Blyth Inc	1,958	111,214
Bob Evans Farms Inc	11,188	375,245
Body Central Corp *	4,254	106,180
Boyd Gaming Corp *	19,319	144,120
Bravo Brio Restaurant Group Inc *	7,313	125,418
Bridgepoint Education Inc *	6,540	150,420
Brown Shoe Co Inc	15,382	136,900
Brunswick Corp	32,864	593,524
Buffalo Wild Wings Inc *	6,800	459,068
Build-A-Bear Workshop Inc *	5,849	49,483
Cabela’s Inc *	15,994	406,567
Callaway Golf Co	24,211	133,887
Cambium Learning Group Inc *	6,108	18,446
Capella Education Co *	5,301	191,101
Caribou Coffee Co Inc *	4,736	66,067
Carrols Restaurant Group Inc *	4,420	51,139
Carter’s Inc *	18,183	723,865
Casual Male Retail Group Inc *	16,091	55,031
Cavco Industries Inc *	2,597	104,036
CEC Entertainment Inc	7,307	251,726
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	13,770	89,780
Charming Shoppes Inc *	42,382	207,672
Cherokee Inc	3,346	39,048
Christopher & Banks Corp	13,622	31,875
Churchill Downs Inc	4,629	241,310
Cinemark Holdings Inc	34,355	635,224
Citi Trends Inc *	5,643	49,546
Coinstar Inc *	11,556	527,416
Coldwater Creek Inc *	27,913	32,937
Collective Brands Inc *	22,615	324,978
Columbia Sportswear Co	4,544	211,523
Conn’s Inc *	5,326	59,119
Cooper Tire & Rubber Co	22,825	319,778
Core-Mark Holding Co Inc	4,027	159,469
Corinthian Colleges Inc *	29,387	63,770
Cost Plus Inc *	7,176	69,966
Cracker Barrel Old Country Store Inc	8,456	426,267
Crocs Inc *	33,465	494,278
Crown Media Holdings Inc ‘A’ *	14,632	17,705
CSS Industries Inc	3,072	61,194
Cumulus Media Inc ‘A’ *	12,535	41,867
Dana Holding Corp *	54,226	658,846
Delta Apparel Inc *	2,725	52,020
Denny’s Corp *	36,172	136,007
Destination Maternity Corp	4,081	68,234
Dial Global Inc *	1,265	4,035
Digital Generation Inc *	10,367	123,575
DineEquity Inc *	5,697	240,470
Domino’s Pizza Inc *	21,555	731,792
Dorman Products Inc *	3,950	145,873
Drew Industries Inc *	6,925	169,870
Eastman Kodak Co *	99,226	64,447
Einstein Noah Restaurant Group Inc	2,062	32,621
Entercom Communications Corp ‘A’ *	9,238	56,814
Entravision Communications Corp ‘A’	19,621	30,609
Ethan Allen Interiors Inc	8,855	209,952
Exide Technologies *	29,369	77,240
Express Inc *	20,391	406,597
Fisher Communications Inc *	3,337	96,206
Francesca’s Holdings Corp *	3,550	61,415
Fred’s Inc ‘A’	13,476	196,480
Fuel Systems Solutions Inc *	6,306	103,986
Furniture Brands International Inc *	15,860	19,508
G-III Apparel Group Ltd *	6,216	154,841
Gaylord Entertainment Co *	12,986	313,482
Geeknet Inc *	1,610	27,450
Genesco Inc *	8,735	539,299
Global Sources Ltd * (Bermuda)	4,396	21,321
GNC Holdings Inc ‘A’ *	8,388	242,833
Gordmans Stores Inc *	1,985	24,951
Grand Canyon Education Inc *	10,451	166,798
Gray Television Inc *	19,123	30,979
Group 1 Automotive Inc	8,430	436,674
Harte-Hanks Inc	16,706	151,858
Haverty Furniture Cos Inc	7,173	78,760
Helen of Troy Ltd * (Bermuda)	11,350	348,445
hhgregg Inc *	5,946	85,920
Hibbett Sports Inc *	10,145	458,351
Hillenbrand Inc	23,032	514,074
Hot Topic Inc	15,711	103,850
Hovnanian Enterprises Inc ‘A’ *	24,184	35,067
HSN Inc	14,790	536,285
Iconix Brand Group Inc *	26,931	438,706
International Speedway Corp ‘A’	10,796	273,679
Interval Leisure Group Inc *	14,759	200,870
iRobot Corp *	8,758	261,426
Isle of Capri Casinos Inc *	7,369	34,413
Jack in the Box Inc *	16,260	339,834
JAKKS Pacific Inc	10,206	144,007
Jamba Inc *	25,198	33,009
Johnson Outdoors Inc ‘A’ *	1,823	27,983
Jos. A. Bank Clothiers Inc *	10,152	495,011
Journal Communications Inc ‘A’ *	16,498	72,591
K-Swiss Inc ‘A’ *	10,018	29,253

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

K12 Inc *	9,757	$175,041
KB Home	27,786	186,722
Kenneth Cole Productions Inc ‘A’ *	2,988	31,643
Kirkland’s Inc *	6,404	85,173
Knology Inc *	10,932	155,234
Krispy Kreme Doughnuts Inc *	21,387	139,871
La-Z-Boy Inc *	19,067	226,897
LeapFrog Enterprises Inc *	15,502	86,656
Libbey Inc *	7,516	95,754
Life Time Fitness Inc *	15,616	730,048
Lifetime Brands Inc	3,559	43,206
LIN TV Corp ‘A’ *	11,551	48,861
Lincoln Educational Services Corp	8,581	67,790
Lions Gate Entertainment Corp * (Canada)	16,427	136,673
Lithia Motors Inc ‘A’	8,077	176,563
Live Nation Entertainment Inc *	51,709	429,702
Liz Claiborne Inc *	34,756	299,944
Luby’s Inc *	7,245	32,675
Lumber Liquidators Holdings Inc *	8,436	148,980
M.D.C. Holdings Inc	14,041	247,543
M/I Homes Inc *	7,140	68,544
Mac-Gray Corp	4,619	63,696
Maidenform Brands Inc *	8,542	156,319
Marcus Corp	7,255	91,486
Marine Products Corp *	3,651	18,109
MarineMax Inc *	8,882	57,911
Martha Stewart Living Omnimedia Inc ‘A’	10,337	45,483
Matthews International Corp ‘A’	10,665	335,201
Mattress Firm Holding Corp *	2,130	49,395
McCormick & Schmick’s Seafood Restaurants Inc *	5,157	45,072
MDC Partners Inc ‘A’ (Canada)	9,449	127,750
Meredith Corp	13,390	437,183
Meritage Homes Corp *	10,077	233,686
Modine Manufacturing Co *	16,810	159,023
Monarch Casino & Resort Inc *	3,501	35,675
Monro Muffler Brake Inc	11,271	437,202
Morgans Hotel Group Co *	7,180	42,362
Motorcar Parts of America Inc *	4,373	32,797
Movado Group Inc	6,292	114,326
Multimedia Games Holding Co Inc *	9,673	76,804
National American University Holdings Inc	3,439	26,068
National CineMedia Inc	20,640	255,936
New York & Co Inc *	10,082	26,818
Nexstar Broadcasting Group Inc ‘A’ *	4,011	31,446
NutriSystem Inc	9,745	126,003
O’Charleys Inc *	6,992	38,386
Office Depot Inc *	101,005	217,161
OfficeMax Inc *	32,438	147,268
Orbitz Worldwide Inc *	7,563	28,437
Orient-Express Hotels Ltd ‘A’ * (Bermuda)	35,643	266,253
Outdoor Channel Holdings Inc	5,583	41,649
Overstock.com Inc *	4,441	34,817
Oxford Industries Inc	4,732	213,508
P.F. Chang’s China Bistro Inc	7,794	240,913
Pacific Sunwear of California Inc *	17,628	30,144
Papa John’s International Inc *	6,953	261,989
Peet’s Coffee & Tea Inc *	4,739	297,040
Penske Automotive Group Inc	16,446	316,585
Perry Ellis International Inc *	4,245	60,364
PetMed Express Inc	7,131	74,020
Pier 1 Imports Inc *	36,187	504,085
Pinnacle Entertainment Inc *	23,111	234,808
Pool Corp	17,764	534,696
Quiksilver Inc *	46,726	168,681
ReachLocal Inc *	3,758	23,224
Red Lion Hotels Corp *	5,763	39,938
Red Robin Gourmet Burgers Inc *	4,728	130,966
Regis Corp	21,210	351,025
Rent-A-Center Inc	21,743	804,491
Rentrak Corp *	3,695	52,765
RG Barry Corp	3,173	38,330
Ruby Tuesday Inc *	23,725	163,702
Rue21 Inc *	5,665	122,364
Ruth’s Hospitality Group Inc *	13,411	66,653
Saga Communications Inc ‘A’ *	1,278	47,772
Saks Inc *	42,640	415,740
Scholastic Corp	9,717	291,218
School Specialty Inc *	6,052	15,130
Scientific Games Corp ‘A’ *	21,218	205,815
Sealy Corp *	18,758	32,264
Select Comfort Corp *	20,556	445,860
Shiloh Industries Inc *	2,067	17,321
Shoe Carnival Inc *	3,459	88,896
Shuffle Master Inc *	19,808	232,150
Shutterfly Inc *	11,030	251,043
Sinclair Broadcast Group Inc ‘A’	18,574	210,443
Six Flags Entertainment Corp	15,436	636,581
Skechers U.S.A. Inc ‘A’ *	13,642	165,341
Skullcandy Inc *	3,226	40,390
Skyline Corp	2,701	11,749
Smith & Wesson Holding Corp *	22,919	99,927
Sonic Automotive Inc ‘A’	14,788	219,010
Sonic Corp *	22,509	151,486
Sotheby’s	24,956	711,995
Spartan Motors Inc	12,671	60,947
Speedway Motorsports Inc	4,497	68,939
Stage Stores Inc	11,287	156,776
Standard Motor Products Inc	7,162	143,598
Standard Pacific Corp *	40,188	127,798
Stein Mart Inc *	10,397	70,804
Steiner Leisure Ltd * (Bahamas)	5,530	251,007
Steinway Musical Instruments Inc *	2,534	63,451
Steven Madden Ltd *	13,944	481,068
Stewart Enterprises Inc ‘A’	29,716	171,164
Stoneridge Inc *	9,304	78,433
Strayer Education Inc	4,531	440,368
Sturm Ruger & Co Inc	6,984	233,685
Summer Infant Inc *	5,187	36,516
Superior Industries International Inc	8,832	146,081
Systemax Inc *	4,059	66,608
Teavana Holdings Inc *	2,449	45,992
Tenneco Inc *	22,406	667,251
Texas Roadhouse Inc	23,182	345,412
The Bon-Ton Stores Inc	4,630	15,603
The Buckle Inc	9,980	407,883
The Cato Corp ‘A’	10,161	245,896
The Cheesecake Factory Inc *	21,263	624,069
The Children’s Place Retail Stores Inc *	9,665	513,405
The EW Scripps Co ‘A’ *	11,176	89,520
The Finish Line Inc ‘A’	19,101	368,363
The Jones Group Inc	29,606	312,343
The McClatchy Co ‘A’ *	21,757	51,999
The Men’s Wearhouse Inc	18,935	613,683
The New York Times Co ‘A’ *	50,350	389,205
The Pep Boys-Manny Moe & Jack	19,440	213,840
The Ryland Group Inc	16,184	255,060
The Talbots Inc *	26,427	70,296
The Warnaco Group Inc *	14,934	747,297
The Wet Seal Inc ‘A’ *	33,739	109,989
Tower International Inc *	2,344	25,175
Town Sports International Holdings Inc *	7,629	56,073
True Religion Apparel Inc *	9,530	329,547
Tuesday Morning Corp *	16,171	55,790
U.S. Auto Parts Network Inc *	5,259	22,982
Unifi Inc *	5,312	40,371
Universal Electronics Inc *	5,642	95,181
Universal Technical Institute Inc *	8,101	103,531
Vail Resorts Inc	13,285	562,753
Valassis Communications Inc *	16,515	317,583

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Value Line Inc	486	$4,996
Valuevision Media Inc ‘A’ *	15,680	29,478
Vera Bradley Inc *	7,267	234,361
Vitamin Shoppe Inc *	9,184	366,258
VOXX International Corp *	6,773	57,232
West Marine Inc *	5,708	66,384
Weyco Group Inc	2,355	57,815
Winmark Corp	871	49,969
Winnebago Industries Inc *	11,084	81,800
Wolverine World Wide Inc	18,409	656,097
World Wrestling Entertainment Inc ‘A’	10,348	96,443
Zagg Inc *	8,438	59,657
Zale Corp *	12,307	46,890
Zumiez Inc *	7,789	216,223

		53,269,774

Consumer Staples - 3.6%

Alico Inc	1,354	26,227
Alliance One International Inc *	32,856	89,368
Arden Group Inc ‘A’	424	38,164
B&G Foods Inc	17,712	426,328
Cal-Maine Foods Inc	5,219	190,859
Calavo Growers Inc	4,233	108,703
Casey’s General Stores Inc	14,032	722,788
Central European Distribution Corp *	27,260	119,263
Central Garden & Pet Co ‘A’ *	15,515	129,085
Chiquita Brands International Inc *	17,065	142,322
Coca-Cola Bottling Co Consolidated	1,737	101,701
Craft Brewers Alliance Inc *	3,573	21,509
Darling International Inc *	43,422	577,078
Diamond Foods Inc	8,057	259,999
Dole Food Co Inc *	13,523	116,974
Elizabeth Arden Inc *	9,013	333,842
Farmer Bros. Co	2,711	20,712
Fresh Del Monte Produce Inc (Cayman)	13,419	335,609
Griffin Land & Nurseries Inc	1,006	26,619
Harbinger Group Inc *	2,919	11,705
Heckmann Corp *	36,814	244,813
Imperial Sugar Co	4,781	17,068
Ingles Markets Inc ‘A’	4,771	71,851
Inter Parfums Inc	6,111	95,087
J&J Snack Foods Corp	5,262	280,359
Lancaster Colony Corp	6,958	482,468
Lifeway Foods Inc *	1,788	17,236
Limoneira Co	3,057	51,694
Medifast Inc *	5,273	72,346
MGP Ingredients Inc	4,778	24,081
Nash Finch Co	4,552	133,283
National Beverage Corp *	4,056	65,180
Nature’s Sunshine Products Inc *	4,095	63,554
Nu Skin Enterprises Inc ‘A’	20,309	986,408
Nutraceutical International Corp *	3,055	34,583
Oil-Dri Corp of America	1,895	38,355
Omega Protein Corp *	7,320	52,192
Pilgrim’s Pride Corp *	18,974	109,290
Prestige Brands Holdings Inc *	18,315	206,410
PriceSmart Inc	6,603	459,503
Primo Water Corp *	5,504	16,732
Revlon Inc ‘A’ *	4,014	59,688
Rite Aid Corp *	216,176	272,382
Ruddick Corp	18,203	776,176
Sanderson Farms Inc	8,224	412,269
Schiff Nutrition International Inc *	4,530	48,471
Seneca Foods Corp ‘A’ *	3,529	91,119
Smart Balance Inc *	22,284	119,442
Snyder’s-Lance Inc	17,429	392,153
Spartan Stores Inc	8,460	156,510
Spectrum Brands Holdings Inc *	6,265	171,661
Star Scientific Inc *	40,829	89,007
Susser Holdings Corp *	3,523	79,690
Synutra International Inc *	6,692	33,862
The Andersons Inc	6,786	296,277
The Boston Beer Co Inc ‘A’ *	3,040	330,022
The Chefs’ Warehouse Inc *	3,498	62,474
The Female Health Co	7,306	32,950
The Fresh Market Inc *	10,425	415,958
The Hain Celestial Group Inc *	13,210	484,279
The Pantry Inc *	8,682	103,924
Tootsie Roll Industries Inc	8,713	206,237
TreeHouse Foods Inc *	13,136	858,832
United Natural Foods Inc *	17,812	712,658
Universal Corp	8,492	390,292
USANA Health Sciences Inc *	2,247	68,241
Vector Group Ltd	17,634	313,180
Village Super Market Inc ‘A’	2,393	68,081
WD-40 Co	5,830	235,590
Weis Markets Inc	3,974	158,722
Winn-Dixie Stores Inc *	20,100	188,538

		14,950,033

Energy - 6.7%

Abraxas Petroleum Corp *	31,224	103,039
Alon USA Energy Inc	4,214	36,704
Amyris Inc *	6,691	77,214
Apco Oil and Gas International Inc (Cayman)	3,366	275,070
Approach Resources Inc *	9,569	281,424
ATP Oil & Gas Corp *	16,814	123,751
Basic Energy Services Inc *	8,815	173,656
Berry Petroleum Co ‘A’	19,044	800,229
Bill Barrett Corp *	17,418	593,431
BPZ Resources Inc *	36,958	104,961
Bristow Group Inc	13,401	635,073
C&J Energy Services Inc *	4,192	87,739
Cal Dive International Inc *	36,077	81,173
Callon Petroleum Co *	14,772	73,417
CAMAC Energy Inc *	21,101	21,312
Carrizo Oil & Gas Inc *	14,343	377,938
Cheniere Energy Inc *	30,489	264,949
Clayton Williams Energy Inc *	2,223	168,681
Clean Energy Fuels Corp *	18,019	224,517
Cloud Peak Energy Inc *	22,517	435,028
Complete Production Services Inc *	29,173	979,046
Comstock Resources Inc *	17,472	267,322
Contango Oil & Gas Co *	4,492	261,345
Crimson Exploration Inc *	7,334	20,975
Crosstex Energy Inc	15,186	191,951
CVR Energy Inc *	32,439	607,582
Dawson Geophysical Co *	2,994	118,353
Delek US Holdings Inc	5,374	61,317
DHT Holdings Inc	24,217	17,921
Dril-Quip Inc *	12,717	837,033
Endeavour International Corp *	13,474	117,089
Energy Partners Ltd *	10,528	153,709
Energy XXI Ltd * (Bermuda)	27,815	886,742
Evolution Petroleum Corp *	6,307	50,771
Exterran Holdings Inc *	23,903	217,517
Frontline Ltd (Bermuda)	19,694	84,487
FX Energy Inc *	19,841	95,237
Gastar Exploration Ltd * (Canada)	21,995	69,944
Geokinetics Inc *	3,871	8,323
GeoResources Inc *	7,420	217,480
Gevo Inc *	2,087	13,127
Global Geophysical Services Inc *	6,765	45,461
GMX Resources Inc *	22,662	28,328
Golar LNG Ltd (Bermuda)	14,777	656,838
Goodrich Petroleum Corp *	9,417	129,295
Green Plains Renewable Energy Inc *	6,459	63,040
Gulf Island Fabrication Inc	5,242	153,119
Gulfmark Offshore Inc ‘A’ *	8,770	368,428
Gulfport Energy Corp *	16,852	496,291

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Hallador Energy Co	1,727	$17,149
Harvest Natural Resources Inc *	12,875	95,018
Helix Energy Solutions Group Inc *	39,285	620,703
Hercules Offshore Inc *	41,890	185,992
Hornbeck Offshore Services Inc *	11,294	350,340
Houston American Energy Corp *	6,333	77,199
Hyperdynamics Corp *	58,341	142,935
ION Geophysical Corp *	48,390	296,631
Isramco Inc *	352	31,525
James River Coal Co *	13,385	92,624
Key Energy Services Inc *	46,110	713,322
KiOR Inc ‘A’ *	3,738	38,053
Knightsbridge Tankers Ltd (Bermuda)	7,859	107,433
Kodiak Oil & Gas Corp * (Canada)	95,075	903,212
L&L Energy Inc *	8,426	21,823
Lufkin Industries Inc	11,272	758,718
Magnum Hunter Resources Corp *	40,886	220,376
Matrix Service Co *	10,063	94,995
McMoRan Exploration Co *	36,272	527,758
Miller Energy Resources Inc *	11,717	32,690
Mitcham Industries Inc *	4,424	96,620
Natural Gas Services Group Inc *	4,682	67,702
Newpark Resources Inc *	33,380	317,110
Nordic American Tankers Ltd (Bermuda)	16,997	203,794
Northern Oil & Gas Inc *	23,310	558,974
Oasis Petroleum Inc *	22,019	640,533
Overseas Shipholding Group Inc	10,030	109,628
OYO Geospace Corp *	1,646	127,285
Panhandle Oil & Gas Inc ‘A’	2,475	81,205
Parker Drilling Co *	42,976	308,138
Patriot Coal Corp *	33,542	284,101
Penn Virginia Corp	17,202	90,999
Petroleum Development Corp *	8,581	301,279
PetroQuest Energy Inc *	21,150	139,590
PHI Inc *	4,940	122,759
Pioneer Drilling Co *	22,591	218,681
Rentech Inc *	82,281	107,788
Resolute Energy Corp *	16,812	181,570
REX American Resources Corp *	1,955	43,225
Rex Energy Corp *	12,812	189,105
RigNet Inc *	2,033	34,032
Rosetta Resources Inc *	19,615	853,252
Scorpio Tankers Inc *	10,514	51,413
SemGroup Corp ‘A’ *	15,379	400,777
Ship Finance International Ltd (Bermuda)	17,035	159,107
Solazyme Inc *	4,176	49,694
Stone Energy Corp *	18,093	477,293
Swift Energy Co *	15,625	464,375
Syntroleum Corp *	32,127	30,842
Targa Resources Corp	6,025	245,157
Teekay Tankers Ltd ‘A’	16,137	56,802
Tesco Corp * (Canada)	11,032	139,444
TETRA Technologies Inc *	28,113	262,575
Triangle Petroleum Corp *	16,199	96,708
Union Drilling Inc *	5,551	34,638
Ur-Energy Inc * (Canada)	38,660	33,209
Uranerz Energy Corp *	24,607	44,785
Uranium Energy Corp *	28,803	88,137
Uranium Resources Inc *	35,698	25,917
USEC Inc *	43,642	49,752
Vaalco Energy Inc *	18,306	110,568
Vantage Drilling Co * (Cayman)	65,611	76,109
Venoco Inc *	11,199	75,817
Voyager Oil & Gas Inc *	17,490	44,949
W&T Offshore Inc	12,837	272,273
Warren Resources Inc *	27,154	88,522
Western Refining Inc *	19,396	257,773
Westmoreland Coal Co *	3,611	46,040
Willbros Group Inc *	14,758	54,162
World Fuel Services Corp	26,071	1,094,461
Zion Oil & Gas Inc *	12,144	26,838

		27,421,380

Financials - 22.0%

1st Source Corp	5,685	144,001
1st United Bancorp Inc *	10,254	56,910
Acadia Realty Trust REIT	15,460	311,364
Advance America Cash Advance Centers Inc	20,263	181,354
AG Mortgage Investment Trust Inc	2,322	46,742
Agree Realty Corp REIT	3,478	84,794
Alexander’s Inc REIT	769	284,553
Alliance Financial Corp	1,767	54,565
Alterra Capital Holdings Ltd (Bermuda)	33,615	794,322
American Assets Trust Inc REIT	12,100	248,171
American Campus Communities Inc REIT	25,233	1,058,777
American Capital Mortgage Investment Corp	2,833	53,317
American Equity Investment Life Holding Co	21,754	226,242
American Safety Insurance Holdings Ltd * (Bermuda)	4,010	87,217
Ameris Bancorp *	8,248	84,789
AMERISAFE Inc *	6,763	157,240
Ames National Corp	2,931	57,154
AmTrust Financial Services Inc	8,862	210,472
Anworth Mortgage Asset Corp REIT	49,533	311,067
Apollo Commercial Real Estate Finance Inc REIT	7,505	98,541
Apollo Investment Corp	72,172	464,788
Apollo Residential Mortgage Inc	3,635	55,470
Argo Group International Holdings Ltd (Bermuda)	10,004	289,716
Arlington Asset Investment Corp ‘A’	2,376	50,680
ARMOUR Residential REIT Inc	33,726	237,768
Arrow Financial Corp	3,766	88,275
Artio Global Investors Inc	12,019	58,653
Ashford Hospitality Trust Inc REIT	18,832	150,656
Associated Estates Realty Corp REIT	15,159	241,786
Astoria Financial Corp	31,878	270,644
Avatar Holdings Inc *	3,386	24,311
Baldwin & Lyons Inc ‘B’	2,890	63,002
BancFirst Corp	2,511	94,263
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	10,234	164,256
Bancorp Rhode Island Inc	1,334	52,960
BancorpSouth Inc	30,679	338,083
Bank Mutual Corp	18,057	57,421
Bank of Kentucky Financial Corp	2,157	43,248
Bank of Marin Bancorp	2,003	75,293
Bank of the Ozarks Inc	10,476	310,404
BankFinancial Corp	8,128	44,867
Banner Corp	6,282	107,736
BBCN Bancorp Inc *	27,176	256,813
Beneficial Mutual Bancorp Inc *	12,382	103,514
Berkshire Hills Bancorp Inc	7,873	174,702
BGC Partners Inc ‘A’	28,663	170,258
BioMed Realty Trust Inc REIT	56,781	1,026,600
BlackRock Kelso Capital Corp	24,681	201,397
BofI Holding Inc *	3,456	56,160
Boston Private Financial Holdings Inc	28,197	223,884
Bridge Bancorp Inc	2,580	51,342
Bridge Capital Holdings *	3,370	35,048
Brookline Bancorp Inc	22,261	187,883
Bryn Mawr Bank Corp	4,230	82,443
Calamos Asset Management Inc ‘A’	6,643	83,104
California First National Bancorp	369	5,934
Camden National Corp	2,761	90,009
Campus Crest Communities Inc REIT	11,599	116,686
Cape Bancorp Inc *	4,404	34,571
Capital Bank Corp *	4,466	8,977
Capital City Bank Group Inc	4,627	44,188

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Capital Southwest Corp	1,122	$91,499
CapLease Inc REIT	22,942	92,686
Capstead Mortgage Corp REIT	31,447	391,201
Cardinal Financial Corp	10,357	111,234
Cascade Bancorp *	2,019	8,843
Cash America International Inc	10,850	505,935
Cathay General Bancorp	29,065	433,940
CBL & Associates Properties Inc REIT	54,958	862,841
Cedar Realty Trust Inc REIT	21,556	92,906
Center Bancorp Inc	4,465	43,623
Centerstate Banks Inc	11,185	74,045
Central Pacific Financial Corp *	5,774	74,600
Century Bancorp Inc ‘A’	1,256	35,469
Charter Financial Corp	2,389	22,122
Chatham Lodging Trust REIT	5,077	54,730
Chemical Financial Corp	10,123	215,822
Chesapeake Lodging Trust REIT	11,344	175,378
CIFC Corp *	3,118	16,837
Citizens & Northern Corp	4,453	82,247
Citizens Inc *	13,786	133,586
City Holding Co	5,676	192,360
Clifton Savings Bancorp Inc	3,411	31,654
CNB Financial Corp	4,744	74,860
CNO Financial Group Inc *	81,595	514,864
CoBiz Financial Inc	11,089	63,984
Cogdell Spencer Inc REIT	16,634	70,694
Cohen & Steers Inc	6,387	184,584
Colonial Properties Trust REIT	30,775	641,966
Colony Financial Inc REIT	12,308	193,359
Columbia Banking System Inc	14,549	280,359
Community Bank System Inc	13,752	382,306
Community Trust Bancorp Inc	5,148	151,454
Compass Diversified Holdings	15,230	188,700
Consolidated-Tomoka Land Co	1,622	43,908
Coresite Realty Corp REIT	7,147	127,360
Cousins Properties Inc REIT	34,039	218,190
Cowen Group Inc ‘A’ *	25,619	66,353
Crawford & Co ‘B’	9,379	57,775
Credit Acceptance Corp *	2,469	203,149
CreXus Investment Corp REIT	20,428	212,043
CubeSmart REIT	44,905	477,789
CVB Financial Corp	33,289	333,889
CYS Investments Inc REIT	30,449	400,100
DCT Industrial Trust Inc REIT	89,897	460,273
Delphi Financial Group Inc ‘A’	17,648	781,806
DFC Global Corp *	16,275	293,926
Diamond Hill Investment Group Inc	933	69,023
DiamondRock Hospitality Co REIT	61,516	593,014
Dime Community Bancshares Inc	11,820	148,932
Donegal Group Inc ‘A’	2,691	38,105
Doral Financial Corp *	48,162	46,043
Duff & Phelps Corp ‘A’	11,006	159,587
DuPont Fabros Technology Inc REIT	21,677	525,017
Dynex Capital Inc REIT	14,766	134,814
Eagle Bancorp Inc *	6,085	88,476
EastGroup Properties Inc REIT	10,009	435,191
Edelman Financial Group Inc	6,235	40,964
Education Realty Trust Inc REIT	33,472	342,419
eHealth Inc *	7,483	110,000
EMC Insurance Group Inc	1,773	36,471
Employers Holdings Inc	12,906	233,470
Encore Bancshares Inc *	3,256	44,021
Enstar Group Ltd * (Bermuda)	2,540	249,428
Enterprise Bancorp Inc	2,183	31,217
Enterprise Financial Services Corp	6,062	89,718
Entertainment Properties Trust REIT	17,271	754,915
Epoch Holding Corp	5,381	119,620
Equity Lifestyle Properties Inc REIT	11,468	764,801
Equity One Inc REIT	19,841	336,900
ESB Financial Corp	4,329	60,909
ESSA Bancorp Inc	3,373	35,315
Evercore Partners Inc ‘A’	7,687	204,628
Excel Trust Inc REIT	11,086	133,032
Extra Space Storage Inc REIT	34,884	845,239
Ezcorp Inc ‘A’ *	17,444	459,998
F.N.B. Corp	46,822	529,557
FBL Financial Group Inc ‘A’	4,588	156,084
FBR & Co *	13,189	27,037
Federal Agricultural Mortgage Corp ‘C’	3,685	66,404
FelCor Lodging Trust Inc REIT *	43,368	132,272
Fidus Investment Corp	1,869	24,241
Fifth Street Finance Corp	26,513	253,729
Financial Engines Inc *	14,143	315,813
Financial Institutions Inc	5,343	86,236
First American Financial Corp	38,999	494,117
First Bancorp NC	5,931	66,131
First Busey Corp	29,153	145,765
First Cash Financial Services Inc *	11,638	408,377
First Commonwealth Financial Corp	37,993	199,843
First Community Bancshares Inc	5,452	68,041
First Connecticut Bancorp Inc	6,418	83,498
First Defiance Financial Corp	3,608	52,641
First Financial Bancorp	21,661	360,439
First Financial Bankshares Inc	11,596	387,654
First Financial Corp	4,147	138,012
First Financial Holdings Inc	5,386	48,097
First Industrial Realty Trust Inc REIT *	32,225	329,662
First Interstate Bancsystem Inc	5,996	78,128
First Merchants Corp	9,947	84,251
First Midwest Bancorp Inc	27,290	276,448
First Pactrust Bancorp Inc	3,729	38,222
First Potomac Realty Trust REIT	17,978	234,613
FirstMerit Corp	40,247	608,937
Flagstar Bancorp Inc *	73,318	37,026
Flagstone Reinsurance Holdings SA (Luxembourg)	19,750	163,727
Flushing Financial Corp	11,495	145,182
Forestar Group Inc *	12,863	194,617
Fortegra Financial Corp *	1,773	11,844
Fox Chase Bancorp Inc	4,906	61,963
Franklin Financial Corp *	5,105	60,443
Franklin Street Properties Corp REIT	26,541	264,083
FXCM Inc ‘A’	6,713	65,452
Gain Capital Holdings Inc	2,613	17,507
GAMCO Investors Inc ‘A’	2,424	105,420
German American Bancorp Inc	4,723	85,911
Getty Realty Corp REIT	9,169	127,908
GFI Group Inc	26,901	110,832
Glacier Bancorp Inc	26,485	318,615
Gladstone Capital Corp	8,259	63,016
Gladstone Commercial Corp REIT	3,946	69,252
Gladstone Investment Corp	7,104	51,646
Gleacher & Co Inc *	23,729	39,865
Glimcher Realty Trust REIT	39,456	362,995
Global Indemnity PLC * (Ireland)	5,136	101,847
Golub Capital BDC Inc	3,914	60,667
Government Properties Income Trust REIT	13,081	294,977
Great Southern Bancorp Inc	3,630	85,632
Greenlight Capital Re Ltd ‘A’ * (Cayman)	10,244	242,475
Hallmark Financial Services Inc *	4,779	33,405
Hampton Roads Bankshares Inc *	3,697	10,130
Hancock Holding Co	28,346	906,222
Hanmi Financial Corp *	10,654	78,841
Harleysville Group Inc	4,466	252,642
Harris & Harris Group Inc *	12,114	41,914
Hatteras Financial Corp REIT	27,989	738,070
Healthcare Realty Trust Inc REIT	28,655	532,696
Heartland Financial USA Inc	4,697	72,052
Hercules Technology Growth Capital Inc	16,716	157,799
Heritage Commerce Corp *	8,347	39,565

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Heritage Financial Corp	6,030	$75,737
Hersha Hospitality Trust REIT	52,730	257,322
HFF Inc ‘A’ *	10,990	113,527
Highwoods Properties Inc REIT	26,628	790,053
Hilltop Holdings Inc *	14,083	119,001
Home BancShares Inc	8,384	217,229
Home Federal Bancorp Inc	6,384	66,394
Home Properties Inc REIT	17,836	1,026,819
Horace Mann Educators Corp	14,455	198,178
Hudson Pacific Properties Inc REIT	8,404	119,001
Hudson Valley Holding Corp	5,761	122,248
IBERIABANK Corp	10,900	537,370
ICG Group Inc *	14,011	108,165
Imperial Holdings Inc *	6,536	12,288
Independence Holding Co	2,922	23,756
Independent Bank Corp	7,949	216,928
Infinity Property & Casualty Corp	4,574	259,529
Inland Real Estate Corp REIT	27,712	210,888
International Bancshares Corp	19,602	359,403
INTL FCStone Inc *	5,057	119,193
Invesco Mortgage Capital Inc REIT	42,857	602,141
Investment Technology Group Inc *	15,577	168,387
Investors Bancorp Inc *	16,895	227,745
Investors Real Estate Trust REIT	30,288	220,951
iStar Financial Inc REIT *	29,378	155,410
JMP Group Inc	5,964	42,643
Kansas City Life Insurance Co	1,577	51,757
KBW Inc	11,875	180,262
Kearny Financial Corp	5,061	48,079
Kennedy-Wilson Holdings Inc	9,589	101,452
Kilroy Realty Corp REIT	21,627	823,340
Kite Realty Group Trust REIT	20,961	94,534
Knight Capital Group Inc ‘A’ *	37,006	437,411
Kohlberg Capital Corp	6,838	43,148
Ladenburg Thalmann Financial Services Inc *	38,332	95,063
Lakeland Bancorp Inc	8,444	72,787
Lakeland Financial Corp	6,067	156,953
LaSalle Hotel Properties REIT	31,400	760,194
Lexington Realty Trust REIT	44,861	336,009
LTC Properties Inc REIT	11,233	346,650
Maiden Holdings Ltd (Bermuda)	18,479	161,876
Main Street Capital Corp	8,538	181,347
MainSource Financial Group Inc	7,841	69,236
Manning & Napier Inc *	4,660	58,203
MarketAxess Holdings Inc	10,756	323,863
Marlin Business Services Corp	3,365	42,735
MB Financial Inc	20,074	343,265
MCG Capital Corp	29,355	117,126
Meadowbrook Insurance Group Inc	19,620	209,542
Medallion Financial Corp	5,554	63,205
Medical Properties Trust Inc REIT	41,039	405,055
Medley Capital Corp	3,961	41,194
Merchants Bancshares Inc	1,836	53,611
Meridian Interstate Bancorp Inc *	3,307	41,172
Metro Bancorp Inc *	5,494	46,040
MFA Financial Inc REIT	132,692	891,690
MGIC Investment Corp *	68,569	255,762
Mid-America Apartment Communities Inc REIT	13,631	852,619
Midsouth Bancorp Inc	3,108	40,435
Mission West Properties Inc REIT	6,926	62,473
Monmouth Real Estate Investment Corp ‘A’ REIT	13,576	124,220
Montpelier Re Holdings Ltd (Bermuda)	23,041	408,978
MPG Office Trust Inc REIT *	18,267	36,351
MVC Capital Inc	9,145	105,991
National Bankshares Inc	2,667	74,463
National Financial Partners Corp *	15,078	203,855
National Health Investors Inc REIT	9,010	396,260
National Interstate Corp	2,419	59,677
National Penn Bancshares Inc	45,836	386,856
National Retail Properties Inc REIT	38,812	1,023,861
National Western Life Insurance Co ‘A’	819	111,515
NBT Bancorp Inc	12,810	283,485
Nelnet Inc ‘A’	9,714	237,702
Netspend Holdings Inc *	9,215	74,734
New Mountain Finance Corp	2,819	37,803
Newcastle Investment Corp REIT	38,458	178,830
NewStar Financial Inc *	10,408	105,849
NGP Capital Resources Co	8,486	61,014
Nicholas Financial Inc (Canada)	3,852	49,383
Northfield Bancorp Inc	6,448	91,304
NorthStar Realty Finance Corp REIT	36,256	172,941
Northwest Bancshares Inc	36,124	449,383
OceanFirst Financial Corp	5,415	70,774
Ocwen Financial Corp *	35,471	513,620
Old National Bancorp	35,195	410,022
Omega Healthcare Investors Inc REIT	37,571	726,999
OmniAmerican Bancorp Inc *	4,359	68,436
One Liberty Properties Inc REIT	4,057	66,940
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	8,272	127,306
Oppenheimer Holdings Inc ‘A’	3,946	63,531
Oriental Financial Group Inc	16,615	201,208
Oritani Financial Corp	16,971	216,720
Orrstown Financial Services Inc	2,394	19,751
Pacific Capital Bancorp NA *	1,319	37,249
Pacific Continental Corp	5,946	52,622
PacWest Bancorp	11,076	209,890
Park National Corp	4,802	312,418
Park Sterling Corp *	11,569	47,202
Parkway Properties Inc REIT	8,251	81,355
Pebblebrook Hotel Trust REIT	18,524	355,290
PennantPark Investment Corp	17,341	174,971
Penns Woods Bancorp Inc	1,446	56,076
Pennsylvania REIT	20,171	210,585
PennyMac Mortgage Investment Trust REIT	9,816	163,142
Peoples Bancorp Inc	3,590	53,168
PHH Corp *	21,012	224,828
PICO Holdings Inc *	8,533	175,609
Pinnacle Financial Partners Inc *	12,471	201,407
Piper Jaffray Cos *	6,009	121,382
Platinum Underwriters Holdings Ltd (Bermuda)	13,740	468,671
Post Properties Inc REIT	18,455	806,853
Potlatch Corp REIT	14,894	463,352
Presidential Life Corp	8,241	82,328
Primerica Inc	12,551	291,685
PrivateBancorp Inc	21,986	241,406
ProAssurance Corp	11,405	910,347
Prospect Capital Corp	40,547	376,682
Prosperity Bancshares Inc	17,351	700,113
Provident Financial Services Inc	22,225	297,593
Provident New York Bancorp	14,614	97,037
PS Business Parks Inc REIT	6,883	381,525
Pzena Investment Management Inc ‘A’	2,749	11,903
Radian Group Inc	47,724	111,674
RAIT Financial Trust REIT	14,542	69,074
Ramco-Gershenson Properties Trust REIT	14,592	143,439
Redwood Trust Inc REIT	28,158	286,648
Renasant Corp	9,090	136,350
Republic Bancorp Inc ‘A’	3,833	87,776
Resource Capital Corp REIT	28,081	157,534
Retail Opportunity Investments Corp REIT	17,853	211,380
RLI Corp	6,886	501,714
RLJ Lodging Trust REIT	10,195	171,582
Rockville Financial Inc	10,874	112,655
Roma Financial Corp	3,094	30,445
S&T Bancorp Inc	10,345	202,245
S.Y. Bancorp Inc	4,377	89,860
Sabra Healthcare REIT Inc	13,225	159,890

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Safeguard Scientifics Inc *	7,861	$124,125
Safety Insurance Group Inc	4,604	186,370
Sandy Spring Bancorp Inc	8,751	153,580
Saul Centers Inc REIT	2,578	91,313
SCBT Financial Corp	5,140	149,111
SeaBright Holdings Inc	7,822	59,838
Seacoast Banking Corp of Florida *	23,859	36,266
Selective Insurance Group Inc	19,864	352,189
Sierra Bancorp	4,542	39,970
Signature Bank *	17,148	1,028,709
Simmons First National Corp ‘A’	6,393	173,826
Solar Capital Ltd	13,465	297,442
Solar Senior Capital Ltd	2,789	43,927
Southside Bancshares Inc	6,121	132,581
Southwest Bancorp Inc *	7,570	45,117
Sovran Self Storage Inc REIT	10,254	437,538
STAG Industrial Inc REIT	5,952	68,269
Starwood Property Trust Inc REIT	34,402	636,781
State Auto Financial Corp	5,561	75,574
State Bancorp Inc	5,985	73,017
State Bank Financial Corp *	11,936	180,353
StellarOne Corp	8,096	92,132
Sterling Bancorp	11,907	102,876
Sterling Financial Corp *	9,614	160,554
Stewart Information Services Corp	6,902	79,718
Stifel Financial Corp *	19,928	638,692
Strategic Hotels & Resorts Inc REIT *	64,162	344,550
Suffolk Bancorp *	3,835	41,380
Summit Hotel Properties Inc REIT	10,472	98,856
Sun Bancorp Inc *	15,286	36,992
Sun Communities Inc REIT	7,841	286,432
Sunstone Hotel Investors Inc REIT *	44,173	360,010
Susquehanna Bancshares Inc	57,825	484,573
SVB Financial Group *	15,860	756,363
SWS Group Inc	11,261	77,363
Symetra Financial Corp	25,320	229,652
Tanger Factory Outlet Centers Inc REIT	31,986	937,830
Taylor Capital Group Inc *	4,015	39,026
Tejon Ranch Co *	5,156	126,219
Terreno Realty Corp REIT	3,233	48,948
Territorial Bancorp Inc	3,988	78,763
Texas Capital Bancshares Inc *	13,874	424,683
The Bancorp Inc *	11,205	81,012
The First Bancorp Inc	3,492	53,672
The First Marblehead Corp *	21,428	25,071
The First of Long Island Corp	2,945	77,512
The Navigators Group Inc *	4,272	203,689
The Phoenix Cos Inc *	44,196	74,249
THL Credit Inc	2,713	33,126
TICC Capital Corp	12,376	107,052
Tompkins Financial Corp	3,040	117,070
Tower Bancorp Inc	3,961	113,047
Tower Group Inc	13,592	274,151
TowneBank	8,769	107,333
Triangle Capital Corp	8,109	155,044
TriCo Bancshares	4,809	68,384
TrustCo Bank Corp NY	34,607	194,145
Trustmark Corp	23,692	575,479
Two Harbors Investment Corp REIT	51,993	480,415
UMB Financial Corp	11,963	445,622
UMH Properties Inc REIT	4,364	40,629
Umpqua Holdings Corp	42,431	525,720
Union First Market Bankshares Corp	7,826	104,008
United Bankshares Inc	15,589	440,701
United Community Banks Inc *	14,969	104,633
United Financial Bancorp Inc	6,004	96,604
United Fire & Casualty Co	8,131	164,084
Universal Health Realty Income Trust REIT	4,403	171,717
Universal Insurance Holdings Inc	6,431	23,023
Univest Corp of Pennsylvania	6,000	87,840
Urstadt Biddle Properties Inc ‘A’ REIT	8,788	158,887
ViewPoint Financial Group	12,834	166,970
Virginia Commerce Bancorp Inc *	8,198	63,371
Virtus Investment Partners Inc *	2,014	153,084
Walker & Dunlop Inc *	3,921	49,248
Walter Investment Management Corp	9,661	198,147
Washington Banking Co	5,618	66,910
Washington REIT	24,298	664,550
Washington Trust Bancorp Inc	5,279	125,957
Webster Financial Corp	26,351	537,297
WesBanco Inc	8,575	166,955
West Bancorp Inc	5,699	54,596
West Coast Bancorp *	6,869	107,156
Westamerica Bancorp	10,779	473,198
Western Alliance Bancorp *	25,277	157,476
Westfield Financial Inc	10,341	76,110
Westwood Holdings Group Inc	2,288	83,626
Whitestone REIT ‘B’	2,518	29,964
Wilshire Bancorp Inc *	22,775	82,673
Winthrop Realty Trust REIT	10,937	111,229
Wintrust Financial Corp	12,907	362,041
World Acceptance Corp *	5,566	409,101
WSFS Financial Corp	2,456	88,318

		90,368,903

Health Care - 12.5%

Abaxis Inc *	8,278	229,052
ABIOMED Inc *	11,606	214,363
Accretive Health Inc *	14,793	339,943
Accuray Inc *	25,922	109,650
Achillion Pharmaceuticals Inc *	17,637	134,394
Acorda Therapeutics Inc *	14,462	344,774
Acura Pharmaceuticals Inc *	3,889	13,573
Aegerion Pharmaceuticals Inc *	3,486	58,356
Affymax Inc *	12,385	81,865
Affymetrix Inc *	26,799	109,608
Air Methods Corp *	4,199	354,606
Akorn Inc *	20,704	230,228
Albany Molecular Research Inc *	8,510	24,934
Align Technology Inc *	22,651	537,395
Alimera Sciences Inc *	3,999	4,999
Alkermes PLC * (Ireland)	35,095	609,249
Alliance HealthCare Services Inc *	9,656	12,167
Allos Therapeutics Inc *	30,105	42,749
Almost Family Inc *	3,124	51,796
Alnylam Pharmaceuticals Inc *	14,025	114,304
Alphatec Holdings Inc *	20,495	35,251
AMAG Pharmaceuticals Inc *	7,601	143,735
Amedisys Inc *	11,127	121,396
American Dental Partners Inc *	5,424	102,134
Amicus Therapeutics Inc *	5,539	19,054
AMN Healthcare Services Inc *	14,996	66,432
Ampio Pharmaceuticals Inc *	7,277	31,073
AmSurg Corp *	11,508	299,668
Anacor Pharmaceuticals Inc *	3,736	23,163
Analogic Corp	4,607	264,073
AngioDynamics Inc *	9,421	139,525
Antares Pharma Inc *	32,649	71,828
Anthera Pharmaceuticals Inc *	8,166	50,139
Ardea Biosciences Inc *	6,391	107,433
Arena Pharmaceuticals Inc *	51,871	96,999
ARIAD Pharmaceuticals Inc *	48,978	599,980
ArQule Inc *	19,215	108,373
Array BioPharma Inc *	22,175	47,898
ArthroCare Corp *	10,049	318,352
Assisted Living Concepts Inc ‘A’	6,923	103,083
Astex Pharmaceuticals Inc *	21,711	41,034
athenahealth Inc *	12,874	632,371
AtriCure Inc *	5,145	57,109
Atrion Corp	574	137,892

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Auxilium Pharmaceuticals Inc *	17,499	$348,755
AVANIR Pharmaceuticals Inc ‘A’ *	46,996	96,342
AVEO Pharmaceuticals Inc *	11,692	201,102
AVI BioPharma Inc *	51,967	38,715
Bacterin International Holdings Inc *	7,492	21,427
BG Medicine Inc *	3,316	15,652
Bio-Reference Labs Inc *	8,920	145,128
BioCryst Pharmaceuticals Inc *	11,488	28,375
Biolase Technology Inc *	11,092	28,506
BioMimetic Therapeutics Inc *	7,238	20,628
Biosante Pharmaceuticals Inc *	42,052	21,114
BioScrip Inc *	15,417	84,177
BioSpecifics Technologies Corp *	1,723	28,636
Biotime Inc *	9,111	52,935
Cadence Pharmaceuticals Inc *	16,984	67,087
Cambrex Corp *	10,114	72,619
Cantel Medical Corp	4,839	135,153
Capital Senior Living Corp *	10,552	83,783
CardioNet Inc *	8,593	20,365
Cardiovascular Systems Inc *	5,453	53,712
Cell Therapeutics Inc *	72,452	84,044
Celldex Therapeutics Inc *	16,200	42,120
Centene Corp *	18,467	731,109
Cepheid Inc *	22,850	786,268
Cerus Corp *	18,383	51,472
Chelsea Therapeutics International Ltd *	18,574	95,285
Chemed Corp	7,352	376,496
Chindex International Inc *	4,436	37,795
Cleveland Biolabs Inc *	10,255	29,329
Clovis Oncology Inc *	3,989	56,205
Codexis Inc *	9,183	48,670
Columbia Laboratories Inc *	27,754	69,385
Complete Genomics Inc *	3,754	10,999
Computer Programs & Systems Inc	4,051	207,047
Conceptus Inc *	11,252	142,225
CONMED Corp *	10,391	266,737
Corcept Therapeutics Inc *	15,161	51,851
Cornerstone Therapeutics Inc *	3,241	18,150
Corvel Corp *	2,257	116,709
Cross Country Healthcare Inc *	10,715	59,468
CryoLife Inc *	10,862	52,138
Cubist Pharmaceuticals Inc *	22,173	878,494
Curis Inc *	26,941	126,084
Cyberonics Inc *	10,440	349,740
Cynosure Inc ‘A’ *	3,748	44,076
Cytori Therapeutics Inc *	18,547	40,803
Delcath Systems Inc *	17,711	54,019
Depomed Inc *	20,479	106,081
DexCom Inc *	25,048	233,197
DURECT Corp *	31,160	36,769
Dusa Pharmaceuticals Inc *	9,184	40,226
Dyax Corp *	38,024	51,713
Dynavax Technologies Corp *	55,352	183,769
DynaVox Inc ‘A’ *	3,120	11,357
Emergent BioSolutions Inc *	8,925	150,297
Emeritus Corp *	11,009	192,768
Endocyte Inc *	6,695	25,173
Endologix Inc *	18,017	206,835
Enzo Biochem Inc *	14,504	32,489
Enzon Pharmaceuticals Inc *	14,258	95,529
Epocrates Inc *	2,357	18,385
eResearchTechnology Inc *	18,723	87,811
Exact Sciences Corp *	20,468	166,200
Exactech Inc *	3,311	54,532
ExamWorks Group Inc *	10,330	97,928
Exelixis Inc *	48,045	227,493
Five Star Quality Care Inc *	15,790	47,370
Fluidigm Corp *	2,375	31,255
Furiex Pharmaceuticals Inc *	3,705	61,911
Genomic Health Inc *	5,982	151,883
Gentiva Health Services Inc *	11,541	77,902
Geron Corp *	49,177	72,782
Greatbatch Inc *	8,503	187,916
GTx Inc *	8,656	29,084
Haemonetics Corp *	9,499	581,529
Halozyme Therapeutics Inc *	29,846	283,835
Hanger Orthopedic Group Inc *	12,281	229,532
Hansen Medical Inc *	17,741	45,772
Harvard Bioscience Inc *	9,081	35,143
HealthSouth Corp *	35,128	620,712
HealthSpring Inc *	25,057	1,366,609
HealthStream Inc *	6,626	122,250
Healthways Inc *	12,867	88,268
HeartWare International Inc *	4,424	305,256
Hi-Tech Pharmacal Co Inc *	3,920	152,449
HMS Holdings Corp *	31,355	1,002,733
Horizon Pharma Inc *	1,306	5,224
ICU Medical Inc *	4,445	200,025
Idenix Pharmaceuticals Inc *	21,538	160,350
ImmunoGen Inc *	27,652	320,210
Immunomedics Inc *	25,193	83,893
Impax Laboratories Inc *	23,905	482,164
Incyte Corp Ltd *	32,377	485,979
Infinity Pharmaceuticals Inc *	7,400	65,416
Inhibitex Inc *	23,270	254,574
Insmed Inc *	9,366	28,566
Insulet Corp *	16,859	317,455
Integra LifeSciences Holdings Corp *	7,106	219,078
InterMune Inc *	20,118	253,487
Invacare Corp	10,731	164,077
IPC The Hospitalist Co Inc *	6,013	274,914
IRIS International Inc *	6,767	63,271
Ironwood Pharmaceuticals Inc ‘A’ *	18,413	220,404
Isis Pharmaceuticals Inc *	37,258	268,630
ISTA Pharmaceuticals Inc *	12,120	85,446
Jazz Pharmaceuticals Inc *	8,134	314,216
Kensey Nash Corp *	3,235	62,080
Keryx Biopharmaceuticals Inc *	23,216	58,736
Kindred Healthcare Inc *	19,055	224,277
KV Pharmaceutical Co ‘A’ *	19,871	27,819
Landauer Inc	3,411	175,666
Lannett Co Inc *	5,699	25,190
Lexicon Pharmaceuticals Inc *	65,000	83,850
LHC Group Inc *	5,965	76,531
Ligand Pharmaceuticals Inc ‘B’ *	7,500	89,025
Luminex Corp *	14,145	300,298
Magellan Health Services Inc *	10,545	521,661
MAKO Surgical Corp *	11,819	297,957
MannKind Corp *	29,488	73,720
MAP Pharmaceuticals Inc *	8,298	109,285
Masimo Corp *	19,355	361,648
Maxygen Inc *	9,642	54,284
MedAssets Inc *	17,864	165,242
Medical Action Industries Inc *	6,278	32,834
Medicis Pharmaceutical Corp ‘A’	22,851	759,796
Medidata Solutions Inc *	7,657	166,540
Medivation Inc *	11,563	533,170
MedQuist Holdings Inc *	12,004	115,478
Medtox Scientific Inc *	2,972	41,757
Merge Healthcare Inc *	20,788	100,822
Meridian Bioscience Inc	15,024	283,052
Merit Medical Systems Inc *	15,562	208,220
Metabolix Inc *	13,037	59,318
Metropolitan Health Networks Inc *	15,397	115,016
Micromet Inc *	33,410	240,218
Molina Healthcare Inc *	10,269	229,307
Momenta Pharmaceuticals Inc *	16,716	290,691
MWI Veterinary Supply Inc *	4,627	307,418
Nabi Biopharmaceuticals *	17,055	32,063
National Healthcare Corp	3,831	160,519

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
National Research Corp	700	$27,167
Natus Medical Inc *	11,012	103,843
Nektar Therapeutics *	42,751	239,192
Neogen Corp *	8,531	261,390
Neoprobe Corp *	35,137	92,059
Neostem Inc *	13,337	6,762
Neurocrine Biosciences Inc *	17,684	150,314
Novavax Inc *	36,862	46,446
NPS Pharmaceuticals Inc *	31,375	206,761
NuVasive Inc *	15,330	193,005
NxStage Medical Inc *	16,379	291,219
Nymox Pharmaceutical Corp * (Canada)	6,997	57,515
Obagi Medical Products Inc *	6,747	68,550
Omnicell Inc *	12,071	199,413
OncoGenex Pharmaceutical Inc *	3,597	42,229
Oncothyreon Inc *	15,733	119,256
Onyx Pharmaceuticals Inc *	23,401	1,028,474
Opko Health Inc *	39,992	195,961
Optimer Pharmaceuticals Inc *	17,344	212,291
OraSure Technologies Inc *	17,692	161,174
Orexigen Therapeutics Inc *	12,460	20,061
Orthofix International NV * (Netherlands)	6,616	233,082
Osiris Therapeutics Inc *	6,551	35,048
Owens & Minor Inc	23,526	653,788
Pacific Biosciences of California Inc *	12,822	35,902
Pacira Pharmaceuticals Inc *	2,462	21,296
Pain Therapeutics Inc *	14,112	53,626
Palomar Medical Technologies Inc *	7,292	67,816
Par Pharmaceutical Cos Inc *	13,330	436,291
PAREXEL International Corp *	21,628	448,565
PDL BioPharma Inc	51,710	320,602
Peregrine Pharmaceuticals Inc *	30,972	31,901
Pernix Therapeutics Holdings *	1,134	10,501
Pharmacyclics Inc *	16,908	250,577
PharmAthene Inc *	13,403	17,022
PharMerica Corp *	10,675	162,046
POZEN Inc *	10,059	39,733
Progenics Pharmaceuticals Inc *	9,859	84,196
PSS World Medical Inc *	20,380	492,992
Quality Systems Inc	14,253	527,218
Questcor Pharmaceuticals Inc *	19,647	816,922
Quidel Corp *	10,745	162,572
RadNet Inc *	11,262	23,988
Raptor Pharmaceutical Corp *	16,945	106,076
Rigel Pharmaceuticals Inc *	25,056	197,692
Rockwell Medical Technologies Inc *	6,060	51,328
RTI Biologics Inc *	21,052	93,471
Sagent Pharmaceuticals Inc *	2,515	52,815
Salix Pharmaceuticals Ltd *	21,553	1,031,311
Sangamo Biosciences Inc *	19,035	54,059
Santarus Inc *	20,682	68,457
Savient Pharmaceuticals Inc *	26,974	60,152
SciClone Pharmaceuticals Inc *	12,935	55,491
Seattle Genetics Inc *	35,621	595,405
Select Medical Holdings Corp *	15,954	135,290
Sequenom Inc *	36,116	160,716
SIGA Technologies Inc *	13,155	33,151
Skilled Healthcare Group Inc ‘A’ *	7,233	39,492
Solta Medical Inc *	23,311	73,197
SonoSite Inc *	5,048	271,885
Spectranetics Corp *	11,808	85,254
Spectrum Pharmaceuticals Inc *	21,033	307,713
Staar Surgical Co *	13,003	136,401
Stereotaxis Inc *	16,193	13,337
STERIS Corp	21,864	651,984
Sucampo Pharmaceuticals Inc ‘A’ *	4,980	22,061
Sun Healthcare Group Inc *	9,263	35,940
Sunesis Pharmaceuticals Inc *	10,555	12,349
Sunrise Senior Living Inc *	20,660	133,877
SurModics Inc *	5,828	85,438
Symmetry Medical Inc *	13,800	110,262
Synergetics USA Inc *	8,637	63,741
Synovis Life Technologies Inc *	4,156	115,661
Synta Pharmaceuticals Corp *	8,417	39,307
Targacept Inc *	10,435	58,123
Team Health Holdings Inc *	9,820	216,727
The Ensign Group Inc	6,143	150,503
The Medicines Co *	19,878	370,526
The Providence Service Corp *	4,954	68,167
Theravance Inc *	25,321	559,594
Tornier NV * (Netherlands)	4,000	72,000
Transcend Services Inc *	3,370	79,970
Transcept Pharmaceuticals Inc *	1,801	14,102
Triple-S Management Corp ‘B’ *	7,426	148,668
Trius Therapeutics Inc *	3,024	21,622
U.S. Physical Therapy Inc	4,388	86,356
Unilife Corp *	22,870	71,354
Universal American Corp	12,101	153,804
Uroplasty Inc *	7,703	32,738
Vanda Pharmaceuticals Inc *	10,781	51,318
Vanguard Health Systems Inc *	10,763	109,998
Vascular Solutions Inc *	5,802	64,576
Vical Inc *	27,284	120,322
ViroPharma Inc *	26,146	716,139
Vivus Inc *	32,776	319,566
Volcano Corp *	19,363	460,646
WellCare Health Plans Inc *	15,732	825,930
West Pharmaceutical Services Inc	12,349	468,645
Wright Medical Group Inc *	14,598	240,867
XenoPort Inc *	13,513	51,485
Young Innovations Inc	2,193	64,979
Zalicus Inc *	28,251	34,184
Zeltiq Aesthetics Inc *	2,405	27,321
ZIOPHARM Oncology Inc *	22,270	98,211
Zogenix Inc *	9,172	20,545
Zoll Medical Corp *	8,086	510,873

		51,622,477

Industrials - 15.5%

A.O. Smith Corp	14,026	562,723
A123 Systems Inc *	33,506	53,945
AAON Inc	6,882	141,012
AAR Corp	14,575	279,403
ABM Industries Inc	19,520	402,502
Acacia Research Corp *	15,787	576,383
ACCO Brands Corp *	20,148	194,428
Accuride Corp *	15,242	108,523
Aceto Corp	10,217	70,497
Active Power Inc *	29,640	19,562
Actuant Corp ‘A’	25,450	577,460
Acuity Brands Inc	15,976	846,728
Aegion Corp *	14,374	220,497
Aerovironment Inc *	6,216	195,618
Air Transport Services Group Inc *	20,438	96,467
Aircastle Ltd (Bermuda)	20,099	255,659
Alamo Group Inc	2,523	67,944
Alaska Air Group Inc *	13,250	994,942
Albany International Corp ‘A’	10,055	232,472
Allegiant Travel Co *	5,444	290,383
Altra Holdings Inc *	9,667	182,030
AMERCO	3,193	282,261
Ameresco Inc ‘A’ *	6,618	90,799
American Railcar Industries Inc *	3,695	88,421
American Reprographics Co *	14,097	64,705
American Science & Engineering Inc	3,310	225,444
American Superconductor Corp *	16,940	62,509
American Woodmark Corp	3,602	49,203
Ampco-Pittsburgh Corp	3,242	62,700
Apogee Enterprises Inc	10,640	130,446
Applied Industrial Technologies Inc	15,678	551,395

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Argan Inc	2,953	$44,915
Arkansas Best Corp	9,178	176,860
Astec Industries Inc *	7,350	236,744
Astronics Corp *	3,786	135,577
AT Cross Co ‘A’ *	3,712	41,871
Atlas Air Worldwide Holdings Inc *	9,652	370,926
Avis Budget Group Inc *	38,617	413,974
AZZ Inc	4,600	209,024
Baltic Trading Ltd	6,210	29,498
Barnes Group Inc	20,135	485,455
Barrett Business Services Inc	2,977	59,421
Beacon Roofing Supply Inc *	16,921	342,312
Belden Inc	17,501	582,433
Blount International Inc *	17,893	259,806
Brady Corp ‘A’	17,461	551,244
Briggs & Stratton Corp	18,424	285,388
Broadwind Energy Inc *	55,832	37,966
Builders FirstSource Inc *	17,607	35,918
CAI International Inc *	4,640	71,734
Capstone Turbine Corp *	93,336	108,270
Cascade Corp	3,344	157,736
Casella Waste Systems Inc ‘A’ *	9,788	62,643
CBIZ Inc *	14,984	91,552
CDI Corp	4,827	66,661
Celadon Group Inc	7,117	84,052
Cenveo Inc *	21,030	71,502
Ceradyne Inc *	9,149	245,010
Chart Industries Inc *	10,867	587,579
CIRCOR International Inc	6,296	222,312
CLARCOR Inc	18,662	932,913
Clean Harbors Inc *	17,351	1,105,779
Coleman Cable Inc *	3,086	26,848
Colfax Corp *	9,002	256,377
Columbus McKinnon Corp *	7,278	92,358
Comfort Systems USA Inc	14,331	153,628
Commercial Vehicle Group Inc *	10,872	98,283
Compx International Inc	349	5,141
Consolidated Graphics Inc *	3,048	147,157
CoStar Group Inc *	9,344	623,525
Courier Corp	4,085	47,917
Covenant Transportation Group Inc ‘A’ *	2,600	7,722
CRA International Inc *	4,122	81,780
Cubic Corp	5,811	253,301
Curtiss-Wright Corp	17,114	604,638
Deluxe Corp	19,012	432,713
DigitalGlobe Inc *	12,851	219,881
Dollar Thrifty Automotive Group Inc *	10,696	751,501
Douglas Dynamics Inc	6,994	102,252
Ducommun Inc	3,989	50,860
DXP Enterprises Inc *	3,308	106,518
Dycom Industries Inc *	13,002	272,002
Dynamic Materials Corp	5,048	99,849
Eagle Bulk Shipping Inc *	23,697	22,325
EMCOR Group Inc	24,583	659,070
Encore Capital Group Inc *	6,104	129,771
Encore Wire Corp	6,753	174,903
Energy Recovery Inc *	17,566	45,320
EnergySolutions Inc *	30,195	93,303
EnerNOC Inc *	8,784	95,482
EnerSys *	17,527	455,176
Ennis Inc	9,326	124,316
EnPro Industries Inc *	7,570	249,659
ESCO Technologies Inc	9,725	279,886
Essex Rental Corp *	5,690	16,786
Esterline Technologies Corp *	11,261	630,278
Excel Maritime Carriers Ltd * (Liberia)	17,525	25,411
Exponent Inc *	4,911	225,759
Federal Signal Corp *	23,527	97,637
Flow International Corp *	18,257	63,900
Forward Air Corp	10,847	347,646
Franklin Covey Co *	5,135	43,493
Franklin Electric Co Inc	8,557	372,743
FreightCar America Inc *	4,533	94,966
FTI Consulting Inc *	15,470	656,237
Fuel Tech Inc *	6,566	43,204
FuelCell Energy Inc *	47,401	41,334
Furmanite Corp *	14,108	89,021
G&K Services Inc ‘A’	7,027	204,556
Genco Shipping & Trading Ltd *	11,332	76,604
GenCorp Inc *	20,792	110,613
Generac Holdings Inc *	9,214	258,268
Genesee & Wyoming Inc ‘A’ *	14,631	886,346
GeoEye Inc *	8,328	185,048
Gibraltar Industries Inc *	10,978	153,253
Global Power Equipment Group Inc *	5,915	140,481
GP Strategies Corp *	5,707	76,930
Graham Corp	3,774	84,689
Granite Construction Inc	14,128	335,116
Great Lakes Dredge & Dock Co	22,235	123,627
Griffon Corp	17,897	163,400
H&E Equipment Services Inc *	10,213	137,058
Hawaiian Holdings Inc *	19,115	110,867
Healthcare Services Group Inc	24,326	430,327
Heartland Express Inc	18,244	260,707
HEICO Corp	15,425	902,054
Heidrick & Struggles International Inc	6,709	144,512
Heritage-Crystal Clean Inc *	1,635	27,076
Herman Miller Inc	21,196	391,066
Hexcel Corp *	36,263	877,927
Hill International Inc *	9,654	49,622
HNI Corp	16,539	431,668
Houston Wire & Cable Co	6,276	86,734
Hub Group Inc ‘A’ *	13,559	439,718
Hudson Highland Group Inc *	12,541	60,071
Hurco Cos Inc *	2,353	49,413
Huron Consulting Group Inc *	8,186	317,126
ICF International Inc *	7,145	177,053
II-VI Inc *	19,146	351,521
InnerWorkings Inc *	9,881	91,992
Insperity Inc	8,353	211,749
Insteel Industries Inc	6,716	73,809
Interface Inc ‘A’	19,280	222,491
Interline Brands Inc *	12,101	188,413
International Shipholding Corp	2,129	39,791
Intersections Inc	3,390	37,595
JetBlue Airways Corp *	91,453	475,556
John Bean Technologies Corp	10,461	160,786
Kadant Inc *	4,675	105,702
Kaman Corp	9,678	264,403
Kaydon Corp	11,986	365,573
Kelly Services Inc ‘A’	10,023	137,115
Kforce Inc *	10,575	130,390
Kimball International Inc ‘B’	11,836	60,009
Knight Transportation Inc	22,466	351,368
Knoll Inc	17,539	260,454
Korn/Ferry International *	17,223	293,824
Kratos Defense & Security Solutions Inc *	12,556	74,959
Lawson Products Inc	1,416	21,849
Layne Christensen Co *	7,104	171,917
LB Foster Co ‘A’	3,107	87,897
Lindsay Corp	4,628	254,031
LMI Aerospace Inc *	3,487	61,197
LSI Industries Inc	7,488	44,928
Lydall Inc *	6,576	62,406
Marten Transport Ltd	5,556	99,952
MasTec Inc *	20,914	363,276
McGrath RentCorp	8,931	258,910
Meritor Inc *	34,305	182,503
Met-Pro Corp	5,702	51,546
Metalico Inc *	15,092	49,653

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Michael Baker Corp *	3,179	$62,340
Miller Industries Inc	4,011	63,093
Mine Safety Appliances Co	10,022	331,929
Mistras Group Inc *	5,372	136,932
Mobile Mini Inc *	13,450	234,703
Moog Inc ‘A’ *	16,734	735,125
Mueller Industries Inc	14,036	539,263
Mueller Water Products Inc ‘A’	58,280	142,203
Multi-Color Corp	4,148	106,728
MYR Group Inc *	7,339	140,468
NACCO Industries Inc ‘A’	2,185	194,946
National Presto Industries Inc	1,786	167,170
Navigant Consulting Inc *	18,886	215,489
NCI Building Systems Inc *	7,517	81,710
NL Industries Inc	2,703	35,058
NN Inc *	6,343	38,058
Northwest Pipe Co *	3,514	80,330
Odyssey Marine Exploration Inc *	26,942	73,821
Old Dominion Freight Line Inc *	17,563	711,828
Omega Flex Inc *	937	13,240
On Assignment Inc *	13,540	151,377
Orbital Sciences Corp *	21,471	311,974
Orion Marine Group Inc *	10,299	68,488
Pacer International Inc *	13,331	71,321
Park-Ohio Holdings Corp *	3,114	55,554
Patriot Transportation Holding Inc *	2,211	47,979
Pendrell Corp *	57,371	146,870
Pike Electric Corp *	6,402	46,030
PMFG Inc *	6,313	123,167
Portfolio Recovery Associates Inc *	6,310	426,051
Powell Industries Inc *	3,334	104,288
PowerSecure International Inc *	7,225	35,764
Preformed Line Products Co	883	52,680
Primoris Services Corp	9,607	143,433
Quad/Graphics Inc	9,402	134,825
Quality Distribution Inc *	5,596	62,955
Quanex Building Products Corp	13,753	206,570
RailAmerica Inc *	8,080	120,311
Raven Industries Inc	6,676	413,244
RBC Bearings Inc *	8,086	337,186
Republic Airways Holdings Inc *	18,048	61,905
Resources Connection Inc	17,426	184,541
Roadrunner Transportation Systems Inc *	3,553	50,204
Robbins & Myers Inc	14,599	708,781
Rollins Inc	23,587	524,103
RPX Corp *	3,617	45,755
RSC Holdings Inc *	25,082	464,017
Rush Enterprises Inc ‘A’ *	11,893	248,802
Saia Inc *	6,087	75,966
Satcon Technology Corp *	33,212	19,931
Sauer-Danfoss Inc *	4,186	151,575
Schawk Inc	4,523	50,703
Seaboard Corp *	114	232,104
SeaCube Container Leasing Ltd (Bermuda)	4,084	60,484
Simpson Manufacturing Co Inc	15,374	517,489
SkyWest Inc	19,712	248,174
Spirit Airlines Inc *	5,882	91,759
Standard Parking Corp *	5,639	100,769
Standex International Corp	4,580	156,499
Steelcase Inc ‘A’	28,840	215,146
Sterling Construction Co Inc *	6,242	67,226
Sun Hydraulics Corp	7,319	171,484
Swift Transportation Co *	28,940	238,466
Swisher Hygiene Inc *	32,149	120,237
SYKES Enterprises Inc *	14,522	227,415
TAL International Group Inc	8,056	231,932
Taser International Inc *	19,763	101,187
Team Inc *	7,133	212,207
Tecumseh Products Co ‘A’ *	6,935	32,595
Teledyne Technologies Inc *	13,580	744,863
Tennant Co	7,081	275,238
Tetra Tech Inc *	23,144	499,679
Textainer Group Holdings Ltd (Bermuda)	4,277	124,546
The Advisory Board Co *	5,849	434,054
The Brink’s Co	17,101	459,675
The Corporate Executive Board Co	12,693	483,603
The Dolan Co *	11,541	98,329
The Geo Group Inc *	24,010	402,167
The Gorman-Rupp Co	5,557	150,873
The Greenbrier Cos Inc *	7,239	175,763
The Keyw Holding Corp *	6,794	50,276
The Middleby Corp *	6,899	648,782
Thermon Group Holdings Inc *	3,585	63,168
Titan International Inc	15,502	301,669
Titan Machinery Inc *	5,595	121,579
TMS International Corp ‘A’ *	4,756	46,989
TRC Cos Inc *	6,415	38,554
Trex Co Inc *	5,632	129,029
TriMas Corp *	9,223	165,553
Triumph Group Inc	13,928	814,092
TrueBlue Inc *	14,543	201,857
Tutor Perini Corp *	11,751	145,007
Twin Disc Inc	3,212	116,660
Ultrapetrol Bahamas Ltd * (Bahamas)	8,362	24,919
UniFirst Corp	5,218	296,069
United Rentals Inc *	23,158	684,319
United Stationers Inc	15,756	513,015
UniTek Global Services Inc *	3,684	16,689
Universal Forest Products Inc	7,085	218,714
Universal Truckload Services Inc	1,943	35,265
US Airways Group Inc *	59,284	300,570
US Ecology Inc	6,598	123,910
USG Corp *	26,019	264,353
Valence Technology Inc *	25,090	24,588
Viad Corp	7,696	134,526
Vicor Corp	7,478	59,525
VSE Corp	1,546	37,537
Wabash National Corp *	24,983	195,867
Watsco Inc	10,405	683,192
Watts Water Technologies Inc ‘A’	11,056	378,226
WCA Waste Corp *	6,621	43,103
Werner Enterprises Inc	16,287	392,517
Wesco Aircraft Holdings Inc *	7,412	103,694
Woodward Inc	22,772	932,058
Xerium Technologies Inc *	4,216	27,573
Zipcar Inc *	3,853	51,707

		63,905,406

Information Technology - 17.0%

3D Systems Corp *	15,395	221,688
Accelrys Inc *	19,884	133,620
ACI Worldwide Inc *	12,325	352,988
Actuate Corp *	13,675	80,135
Acxiom Corp *	29,916	365,274
ADTRAN Inc	23,886	720,402
Advanced Analogic Technologies Inc *	16,290	94,156
Advanced Energy Industries Inc *	15,837	169,931
Advent Software Inc *	12,096	294,659
Aeroflex Holding Corp *	7,523	77,036
Agilysys Inc *	6,731	53,511
Alpha & Omega Semiconductor Ltd * (Bermuda)	5,181	37,873
American Software Inc ‘A’	8,120	76,734
Amkor Technology Inc *	34,799	151,724
Amtech Systems Inc *	3,623	30,832
ANADIGICS Inc *	25,467	55,773
Anaren Inc *	5,721	95,083
Ancestry.com Inc *	11,638	267,208
Angie’s List Inc *	3,790	61,019
Anixter International Inc *	10,724	639,579

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Applied Micro Circuits Corp *	22,992	$154,506
ARRIS Group Inc *	45,473	492,018
Aruba Networks Inc *	31,482	583,047
Aspen Technology Inc *	31,212	541,528
ATMI Inc *	11,598	232,308
Aviat Networks Inc *	22,910	41,925
Avid Technology Inc *	11,207	95,596
Axcelis Technologies Inc *	39,863	53,018
AXT Inc *	12,153	50,678
Badger Meter Inc	5,474	161,100
Bankrate Inc *	8,407	180,750
Bel Fuse Inc ‘B’	4,028	75,525
Benchmark Electronics Inc *	22,103	297,727
Black Box Corp	6,713	188,232
Blackbaud Inc	16,481	456,524
Blue Coat Systems Inc *	15,963	406,258
Bottomline Technologies Inc *	13,277	307,628
Brightpoint Inc *	24,857	267,461
BroadSoft Inc *	8,306	250,841
Brooks Automation Inc	24,328	249,849
Cabot Microelectronics Corp *	8,669	409,610
CACI International Inc ‘A’ *	9,776	546,674
Calix Inc *	14,416	93,272
Callidus Software Inc *	11,259	72,283
Carbonite Inc *	2,276	25,264
Cardtronics Inc *	15,902	430,308
Cass Information Systems Inc	3,361	122,307
Cavium Inc *	17,804	506,168
Ceva Inc *	8,505	257,361
Checkpoint Systems Inc *	15,033	164,461
CIBER Inc *	24,206	93,435
Cirrus Logic Inc *	24,419	387,041
Cognex Corp	15,249	545,762
Coherent Inc *	8,717	455,638
Cohu Inc	9,095	103,228
Communications Systems Inc	2,292	32,226
CommVault Systems Inc *	16,255	694,414
Computer Task Group Inc *	5,812	81,833
comScore Inc *	11,669	247,383
Comtech Telecommunications Corp	7,462	213,562
Concur Technologies Inc *	16,483	837,172
Constant Contact Inc *	10,787	250,366
Convergys Corp *	38,947	497,353
Convio Inc *	4,401	48,675
Cornerstone OnDemand Inc *	4,260	77,702
Cray Inc *	13,814	89,377
CSG Systems International Inc *	12,547	184,566
CTS Corp	13,006	119,655
Cymer Inc *	11,210	557,810
Daktronics Inc	12,417	118,831
DDi Corp	5,838	54,469
DealerTrack Holdings Inc *	15,124	412,280
Deltek Inc *	7,845	77,038
Demand Media Inc *	2,954	19,644
DemandTec Inc *	11,702	154,115
Dialogic Inc *	5,243	6,292
Dice Holdings Inc *	17,718	146,882
Digi International Inc *	9,602	107,158
Digimarc Corp *	2,390	57,097
Digital River Inc *	13,585	204,047
Diodes Inc *	13,002	276,943
Dot Hill Systems Corp *	20,461	27,213
DSP Group Inc *	8,920	46,473
DTS Inc *	6,325	172,293
Dynamics Research Corp *	3,053	34,621
Earthlink Inc	40,434	260,395
Ebix Inc	10,601	234,282
Echelon Corp *	13,342	64,976
Echo Global Logistics Inc *	4,337	70,043
Electro Rent Corp	7,036	120,667
Electro Scientific Industries Inc *	8,521	123,384
Electronics for Imaging Inc *	17,463	248,848
Ellie Mae Inc *	2,779	15,701
eMagin Corp *	6,463	23,913
EMCORE Corp *	33,352	28,759
Emulex Corp *	31,965	219,280
Entegris Inc *	49,872	435,133
Entropic Communications Inc *	31,168	159,268
Envestnet Inc *	7,180	85,873
EPIQ Systems Inc	11,399	137,016
ePlus Inc *	1,484	41,968
Euronet Worldwide Inc *	18,780	347,054
Exar Corp *	13,895	90,317
ExlService Holdings Inc *	5,889	131,737
Extreme Networks Inc *	34,955	102,069
Fabrinet * (Cayman)	7,703	105,377
Fair Isaac Corp	13,208	473,375
FalconStor Software Inc *	10,983	28,336
FARO Technologies Inc *	6,014	276,644
FEI Co *	14,348	585,111
Finisar Corp *	33,063	553,640
FormFactor Inc *	19,095	96,621
Forrester Research Inc *	5,379	182,563
FriendFinder Networks Inc *	1,799	1,349
FSI International Inc *	14,273	52,239
Gerber Scientific Inc Escrow Shares * + Δ	9,525	95
Global Cash Access Holdings Inc *	22,379	99,587
Globecomm Systems Inc *	8,135	111,287
Glu Mobile Inc *	18,443	57,911
GSI Group Inc * (Canada)	9,753	99,773
GSI Technology Inc *	7,735	36,200
GT Advanced Technologies Inc *	46,171	334,278
Guidance Software Inc *	4,714	30,547
Harmonic Inc *	41,800	210,672
Heartland Payment Systems Inc	14,194	345,766
Higher One Holdings Inc *	11,206	206,639
Hittite Microwave Corp *	11,582	571,919
Identive Group Inc *	14,507	32,351
iGate Corp *	11,305	177,828
Imation Corp *	11,250	64,462
Immersion Corp *	10,897	56,446
Imperva Inc *	2,050	71,360
Infinera Corp *	38,992	244,870
InfoSpace Inc *	14,502	159,377
Inphi Corp *	7,790	93,168
Insight Enterprises Inc *	16,087	245,970
Integrated Device Technology Inc *	54,273	296,331
Integrated Silicon Solution Inc *	10,170	92,954
Interactive Intelligence Group *	5,385	123,424
InterDigital Inc	16,761	730,277
Intermec Inc *	22,409	153,726
Intermolecular Inc *	3,598	30,871
Internap Network Services Corp *	18,738	111,304
Intevac Inc *	8,717	64,506
IntraLinks Holdings Inc *	12,083	75,398
InvenSense Inc *	3,728	37,131
Ixia *	14,013	147,277
IXYS Corp *	9,134	98,921
j2 Global Inc	16,975	477,676
Jack Henry & Associates Inc	31,946	1,073,705
JDA Software Group Inc *	15,581	504,669
Kemet Corp *	16,741	118,024
Kenexa Corp *	9,717	259,444
Keynote Systems Inc	5,303	108,924
KIT Digital Inc *	13,995	118,258
Kopin Corp *	24,533	95,188
Kulicke & Soffa Industries Inc *	26,580	245,865
KVH Industries Inc *	5,751	44,743
Lattice Semiconductor Corp *	43,231	256,792
LeCroy Corp *	6,123	51,494

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value

Limelight Networks Inc *	25,613	$75,814
Lionbridge Technologies Inc *	23,553	53,936
Liquidity Services Inc *	6,921	255,385
Littelfuse Inc	8,396	360,860
LivePerson Inc *	19,353	242,880
LogMeIn Inc *	7,491	288,778
LoopNet Inc *	6,255	114,341
Loral Space & Communications Inc *	4,026	261,207
LTX-Credence Corp *	18,743	100,275
Magma Design Automation Inc *	24,443	175,501
Manhattan Associates Inc *	7,548	305,543
ManTech International Corp ‘A’	8,524	266,290
Marchex Inc ‘B’	7,836	48,975
MAXIMUS Inc	12,854	531,513
MaxLinear Inc ‘A’ *	5,691	27,032
Maxwell Technologies Inc *	10,503	170,569
Measurement Specialties Inc *	5,477	153,137
Mentor Graphics Corp *	35,576	482,411
Mercury Computer Systems Inc *	10,954	145,579
Meru Networks Inc *	4,004	16,537
Methode Electronics Inc	14,000	116,060
Micrel Inc	18,470	186,732
Microsemi Corp *	31,877	533,940
MicroStrategy Inc ‘A’ *	2,949	319,436
Microvision Inc *	40,051	14,422
Mindspeed Technologies Inc *	12,761	58,445
MIPS Technologies Inc *	19,998	89,191
MKS Instruments Inc	19,161	533,059
ModusLink Global Solutions Inc	16,395	88,533
MoneyGram International Inc *	3,986	70,751
Monolithic Power Systems Inc *	10,912	164,444
Monotype Imaging Holdings Inc *	13,130	204,697
MoSys Inc *	12,621	53,008
Motricity Inc *	13,861	12,475
Move Inc *	15,029	94,983
MTS Systems Corp	5,712	232,764
Multi-Fineline Electronix Inc *	3,401	69,891
Nanometrics Inc *	7,597	139,937
NCI Inc ‘A’ *	2,570	29,940
NeoPhotonics Corp *	3,108	14,235
NETGEAR Inc *	13,473	452,289
Netlogic Microsystems Inc *	25,256	1,251,940
NetScout Systems Inc *	13,677	240,715
NetSuite Inc *	10,055	407,730
Newport Corp *	13,607	185,191
NIC Inc	23,542	313,344
Novatel Wireless Inc *	12,150	38,029
Numerex Corp ‘A’ *	3,757	30,920
NVE Corp *	1,722	95,623
Oclaro Inc *	19,105	53,876
OCZ Technology Group Inc *	18,687	123,521
OmniVision Technologies Inc *	21,255	260,055
OpenTable Inc *	8,653	338,592
Openwave Systems Inc *	32,522	51,385
Oplink Communications Inc *	7,047	116,064
Opnet Technologies Inc	5,269	193,214
Opnext Inc *	16,401	13,249
ORBCOMM Inc *	11,995	35,865
OSI Systems Inc *	7,025	342,679
Parametric Technology Corp *	43,966	802,819
Park Electrochemical Corp	7,559	193,662
PC Connection Inc	3,686	40,878
PDF Solutions Inc *	9,035	62,974
Pegasystems Inc	6,077	178,664
Perficient Inc *	9,144	91,531
Pericom Semiconductor Corp *	9,549	72,668
Photronics Inc *	21,333	129,705
Plantronics Inc	16,063	572,485
Plexus Corp *	13,037	356,953
PLX Technology Inc *	16,857	48,380
Power Integrations Inc	10,663	353,585
Power-One Inc *	26,043	101,828
Powerwave Technologies Inc *	11,284	23,471
PRGX Global Inc *	7,056	41,983
Procera Networks Inc *	5,330	83,041
Progress Software Corp *	24,660	477,171
PROS Holdings Inc *	8,150	121,272
Pulse Electronics Corp	15,967	44,708
QAD Inc ‘A’ *	2,644	27,762
QLIK Technologies Inc *	26,086	631,281
Quantum Corp *	82,525	198,060
Quepasa Corp *	2,608	8,659
Quest Software Inc *	20,882	388,405
QuinStreet Inc *	10,381	97,166
RadiSys Corp *	7,418	37,535
Rambus Inc *	36,040	272,102
RealD Inc *	15,279	121,315
RealNetworks Inc	7,954	59,655
RealPage Inc *	11,164	282,114
Responsys Inc *	3,547	31,533
RF Micro Devices Inc *	101,930	550,422
Richardson Electronics Ltd	5,360	65,874
RightNow Technologies Inc *	9,111	389,313
Rimage Corp	3,641	40,961
Rofin-Sinar Technologies Inc *	10,416	238,006
Rogers Corp *	5,848	215,557
Rosetta Stone Inc *	4,169	31,809
Rubicon Technology Inc *	6,628	62,237
Rudolph Technologies Inc *	12,042	111,509
S1 Corp *	20,177	193,094
Saba Software Inc *	10,823	85,393
Sanmina-SCI Corp *	29,351	273,258
Sapient Corp	40,294	507,704
ScanSource Inc *	9,908	356,688
SciQuest Inc *	4,602	65,671
SeaChange International Inc *	10,074	70,820
Semtech Corp *	24,093	597,988
ServiceSource International Inc *	3,805	59,700
ShoreTel Inc *	17,902	114,215
Sigma Designs Inc *	11,976	71,856
Silicon Graphics International Corp *	11,296	129,452
Silicon Image Inc *	29,867	140,375
Smith Micro Software Inc *	13,472	15,223
SolarWinds Inc *	21,131	590,611
Sonus Networks Inc *	77,404	185,770
Sourcefire Inc *	10,466	338,889
Spansion Inc ‘A’ *	18,852	156,095
SPS Commerce Inc *	3,034	78,732
SRS Labs Inc *	4,677	26,893
SS&C Technologies Holdings Inc *	9,454	170,739
Stamps.com Inc *	4,021	105,069
Standard Microsystems Corp *	8,406	216,623
STEC Inc *	13,310	114,333
STR Holdings Inc *	11,451	94,242
Stratasys Inc *	7,725	234,917
Stream Global Services Inc *	2,503	8,285
SuccessFactors Inc *	30,787	1,227,478
Super Micro Computer Inc *	9,800	153,664
Supertex Inc *	3,534	66,722
support.com Inc *	18,633	41,924
Sycamore Networks Inc *	7,091	126,929
Symmetricom Inc *	16,522	89,054
Synaptics Inc *	11,905	358,936
Synchronoss Technologies Inc *	9,761	294,880
SYNNEX Corp *	9,184	279,745
Syntel Inc	5,659	264,671
Take-Two Interactive Software Inc *	27,095	367,137
Taleo Corp ‘A’ *	15,232	589,326
Tangoe Inc *	3,748	57,719
TechTarget Inc *	5,748	33,568

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Tekelec *	22,533	$246,286
TeleCommunication Systems Inc ‘A’ *	17,590	41,336
TeleNav Inc *	6,262	48,906
TeleTech Holdings Inc *	9,243	149,737
Tessera Technologies Inc *	18,708	313,359
The Active Network Inc *	4,639	63,090
The Hackett Group Inc *	10,944	40,931
The Ultimate Software Group Inc *	9,560	622,547
THQ Inc *	25,707	19,537
TiVo Inc *	44,199	396,465
TNS Inc *	9,283	164,495
Travelzoo Inc *	2,097	51,544
TriQuint Semiconductor Inc *	60,336	293,836
TTM Technologies Inc *	19,005	208,295
Tyler Technologies Inc *	11,000	331,210
Ubiquiti Networks Inc *	3,142	57,279
Ultra Clean Holdings Inc *	8,659	52,906
Ultratech Inc *	9,218	226,486
Unisys Corp *	15,860	312,601
United Online Inc	33,015	179,602
Universal Display Corp *	14,265	523,383
ValueClick Inc *	29,031	472,915
VASCO Data Security International Inc *	10,283	67,045
Veeco Instruments Inc *	15,166	315,453
Verint Systems Inc *	7,756	213,600
ViaSat Inc *	13,398	617,916
Viasystems Group Inc *	978	16,548
VirnetX Holding Corp *	15,054	375,898
Virtusa Corp *	5,766	83,492
Vishay Precision Group Inc *	4,548	72,677
Vocus Inc *	6,420	141,818
Volterra Semiconductor Corp *	9,034	231,361
Wave Systems Corp ‘A’ *	31,665	68,713
Web.com Group Inc *	10,957	125,458
Websense Inc *	14,647	274,338
Westell Technologies Inc ‘A’ *	19,686	43,703
Wright Express Corp *	14,285	775,390
X-Rite Inc *	10,252	47,569
XO Group Inc *	9,995	83,358
Xyratex Ltd (Bermuda)	10,291	137,076
Zillow Inc *	1,398	31,427
Zix Corp *	25,315	71,388
Zygo Corp *	5,627	99,317

		69,960,911

Materials - 4.4%

A. Schulman Inc	11,515	243,888
A.M. Castle & Co *	6,329	59,872
AEP Industries Inc *	1,619	45,575
AMCOL International Corp	8,947	240,227
American Vanguard Corp	8,103	108,094
Balchem Corp	10,642	431,427
Boise Inc	33,433	238,043
Buckeye Technologies Inc	14,777	494,143
Calgon Carbon Corp *	20,793	326,658
Century Aluminum Co *	18,719	159,299
Chase Corp	2,438	33,888
Chemtura Corp *	35,329	400,631
Clearwater Paper Corp *	8,492	302,400
Coeur d’Alene Mines Corp *	33,141	800,024
Deltic Timber Corp	3,981	240,413
Eagle Materials Inc	16,361	419,823
Ferro Corp *	32,587	159,350
Flotek Industries Inc *	18,183	181,103
FutureFuel Corp	7,106	88,256
General Moly Inc *	25,675	79,336
Georgia Gulf Corp *	12,370	241,091
Globe Specialty Metals Inc	23,300	311,987
Gold Resource Corp	10,439	221,829
Golden Minerals Co *	10,492	60,958
Golden Star Resources Ltd (XASE) * (Canada)	93,864	154,876
Graphic Packaging Holding Co *	58,117	247,578
H.B. Fuller Co	18,149	419,423
Handy & Harman Ltd *	2,054	20,335
Hawkins Inc	3,301	121,675
Haynes International Inc	4,485	244,881
Headwaters Inc *	23,079	51,235
Hecla Mining Co	102,861	537,963
Horsehead Holding Corp *	15,769	142,079
Innophos Holdings Inc	8,014	389,160
Innospec Inc *	8,740	245,332
Jaguar Mining Inc * (Canada)	30,707	195,911
Kaiser Aluminum Corp	5,963	273,582
KapStone Paper and Packaging Corp *	14,376	226,278
KMG Chemicals Inc	2,587	44,677
Koppers Holdings Inc	7,565	259,933
Kraton Performance Polymers Inc *	11,583	235,135
Landec Corp *	10,138	55,962
Louisiana-Pacific Corp *	48,409	390,661
LSB Industries Inc *	6,726	188,530
Materion Corp *	7,403	179,745
Metals USA Holdings Corp *	4,397	49,466
Midway Gold Corp * (Canada)	31,679	66,843
Minerals Technologies Inc	6,706	379,090
Myers Industries Inc	10,757	132,741
Neenah Paper Inc	5,647	126,041
NewMarket Corp	3,343	662,282
Noranda Aluminium Holding Corp	8,505	70,166
Olin Corp	29,561	580,874
Olympic Steel Inc	3,449	80,431
OM Group Inc *	11,291	252,805
OMNOVA Solutions Inc *	17,156	79,089
Paramount Gold and Silver Corp *	44,358	94,926
PH Glatfelter Co	15,862	223,971
PolyOne Corp	34,432	397,690
Quaker Chemical Corp	4,818	187,372
Revett Minerals Inc * (Canada)	8,772	41,404
RTI International Metals Inc *	11,039	256,215
Schweitzer-Mauduit International Inc	5,917	393,244
Senomyx Inc *	15,212	52,938
Sensient Technologies Corp	18,495	700,960
Spartech Corp *	11,666	55,180
Stepan Co	2,975	238,476
Stillwater Mining Co *	42,446	443,985
SunCoke Energy Inc *	4,623	51,778
Texas Industries Inc	8,320	256,090
Thompson Creek Metals Co Inc * (Canada)	56,250	391,500
TPC Group Inc *	5,009	116,860
Tredegar Corp	8,667	192,581
United States Lime & Minerals Inc *	1,006	60,471
Universal Stainless & Alloy Products Inc *	2,692	100,573
US Energy Corp *	9,445	27,485
US Gold Corp *	38,186	128,305
Verso Paper Corp *	5,094	4,890
Vista Gold Corp * (Canada)	27,063	83,083
Wausau Paper Corp	18,537	153,116
Worthington Industries Inc	21,156	346,535
Zep Inc	8,293	115,936
Zoltek Cos Inc *	10,569	80,536

		18,189,194

Telecommunication Services - 0.8%

8x8 Inc *	23,806	75,465
AboveNet Inc *	8,589	558,371
Alaska Communications Systems Group Inc	17,194	51,754
Atlantic Tele-Network Inc	3,374	131,755
Boingo Wireless Inc *	2,099	18,051
Cbeyond Inc *	10,633	85,170
Cincinnati Bell Inc *	73,453	222,563

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Cogent Communications Group Inc *	16,876	$285,036
Consolidated Communications Holdings Inc	9,585	182,594
Fairpoint Communications Inc *	8,116	35,142
General Communication Inc ‘A’ *	14,991	146,762
Globalstar Inc *	38,898	21,005
Hickory Tech Corp	5,097	56,475
IDT Corp ‘B’	5,287	49,592
inContact Inc *	11,250	49,837
Iridium Communications Inc *	16,423	126,621
Leap Wireless International Inc *	22,524	209,248
Lumos Networks Corp	5,681	87,147
Neutral Tandem Inc *	11,672	124,774
nTelos Holdings Corp	5,681	115,779
Premiere Global Services Inc *	18,943	160,447
Shenandoah Telecommunications Co	8,399	88,021
SureWest Communications	5,072	61,016
Towerstream Corp *	15,527	32,607
USA Mobility Inc	8,293	115,024
Vonage Holdings Corp *	50,507	123,742

		3,213,998

Utilities - 3.7%

AGL Resources Inc λ	-	10
ALLETE Inc	11,772	494,189
American States Water Co	6,801	237,355
Artesian Resources Corp ‘A’	2,458	46,284
Atlantic Power Corp * (Canada)	41,710	596,453
Avista Corp	21,324	549,093
Black Hills Corp	14,500	486,910
Cadiz Inc *	4,227	40,706
California Water Service Group	15,371	280,674
Central Vermont Public Service Corp	4,903	172,095
CH Energy Group Inc	5,712	333,467
Chesapeake Utilities Corp	3,474	150,598
Cleco Corp	22,678	864,032
Connecticut Water Service Inc	3,077	83,479
Consolidated Water Co Ltd (Cayman)	5,733	49,189
Dynegy Inc *	38,416	106,412
El Paso Electric Co	15,594	540,176
Genie Energy Ltd ‘B’	5,287	41,926
IDACORP Inc	18,359	778,605
MGE Energy Inc	8,533	399,088
Middlesex Water Co	5,898	110,057
New Jersey Resources Corp	15,436	759,451
Northwest Natural Gas Co	9,916	475,274
NorthWestern Corp	13,413	480,051
Ormat Technologies Inc	6,719	121,144
Otter Tail Corp	13,265	292,095
Pennichuck Corp	1,709	49,270
Piedmont Natural Gas Co Inc	26,750	908,965
PNM Resources Inc	29,320	534,504
Portland General Electric Co	27,884	705,186
SJW Corp	5,037	119,075
South Jersey Industries Inc	11,174	634,795
Southwest Gas Corp	17,028	723,520
The Empire District Electric Co	15,242	321,454
The Laclede Group Inc	8,259	334,242
UIL Holdings Corp	18,704	661,560
Unisource Energy Corp	13,566	500,857
Unitil Corp	3,791	107,589
WGL Holdings Inc	19,088	844,071
York Water Co	4,867	85,854

		15,019,755

Total Common Stocks
(Cost $426,863,931)		407,921,831

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $3,052,929; collateralized by Fannie Mae: 0.750% due 09/08/14 and value $3,118,894)	$3,052,926	3,052,926

Total Short-Term Investment
(Cost $3,052,926)		3,052,926

TOTAL INVESTMENTS - 99.9%
(Cost $429,916,857)		410,974,757

OTHER ASSETS & LIABILITIES, NET - 0.1%		552,762

NET ASSETS - 100.0%		$411,527,519

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Financials	22.0%
Information Technology	17.0%
Industrials	15.5%
Consumer Discretionary	13.0%
Health Care	12.5%
Energy	6.7%
Materials	4.4%
Utilities	3.7%
Consumer Staples	3.6%
Telecommunication Services	0.8%
Short-Term Investment	0.7%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	An investment with a total aggregate value of $95 or less than 0.1% of the net assets was valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(d)	As of December 31, 2011, less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(e)	As of December 31, 2011, $453,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	Open futures contracts outstanding as of December 31, 2011 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Russell 2000 Mini (03/12)	55	$4,062,206	$1,194

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$53,269,774	$53,269,774	$-	$-
	Consumer Staples	14,950,033	14,950,033	-	-
	Energy	27,421,380	27,421,380	-	-
	Financials	90,368,903	90,368,903	-	-
	Health Care	51,622,477	51,622,477	-	-
	Industrials	63,905,406	63,905,406	-	-
	Information Technology	69,960,911	69,960,816	-	95
	Materials	18,189,194	18,189,194	-	-
	Telecommunication Services	3,213,998	3,213,998	-	-
	Utilities	15,019,755	15,019,755	-	-

		407,921,831	407,921,736	-	95
	Short-Term Investment	3,052,926	-	3,052,926	-
	Derivatives:
	Equity Contracts
	Futures	1,194	1,194	-	-

	Total	$410,975,951	$407,922,930	$3,052,926	$95

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended December 31, 2011:

Common
Stocks
Value, Beginning of Year	$-
Purchases	-
Sales	-
Net Realized Gains (Losses)	-
Change in Net Unrealized Appreciation	95
Transfers In	-
Transfers Out	-

Value, End of Year	$95

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$95

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments
December 31, 2011

	Shares	Value
PREFERRED STOCKS - 0.5%

Germany - 0.5%

Hugo Boss AG	44,440	$3,272,551
ProSiebenSat.1 Media AG	118,818	2,170,460

		5,443,011

Total Preferred Stocks
(Cost $6,680,178)		5,443,011

COMMON STOCKS - 97.7%

Australia - 8.0%

Ausdrill Ltd	1,221,800	3,741,512
Australand Property Group REIT	587,737	1,442,707
Beach Energy Ltd	3,917,891	4,939,384
Bradken Ltd	202,009	1,472,114
BWP Trust REIT	1,134,095	1,993,753
Cabcharge Australia Ltd	200,051	918,182
Carnarvon Petroleum Ltd *	6,624,800	656,004
Challenger Ltd	921,372	3,883,352
Charter Hall Office REIT	734,738	2,639,759
Charter Hall Retail REIT	688,937	2,252,713
Emeco Holdings Ltd	4,161,188	4,101,207
Flight Centre Ltd	144,857	2,385,291
GrainCorp Ltd	612,581	4,914,604
iiNET Ltd	458,524	1,340,878
Iluka Resources Ltd	349,853	5,527,475
Imdex Ltd	593,817	1,127,630
Industrea Ltd	839,242	843,084
Investa Office Fund REIT	7,363,073	4,514,234
Leighton Holdings Ltd	148,400	2,883,939
Lynas Corp Ltd *	1,058,800	1,132,857
Medusa Mining Ltd	360,096	1,642,392
Mineral Resources Ltd	250,374	2,811,151
Mount Gibson Iron Ltd	2,685,729	3,067,216
NRW Holdings Ltd	1,385,567	3,649,445
OrotonGroup Ltd	94,014	729,961
PanAust Ltd *	1,304,894	4,254,232
SP AusNet	4,225,637	4,058,955
Spark Infrastructure Group	2,669,400	3,751,141
Spotless Group Ltd	1,265,473	3,085,042
St. Barbara Ltd *	2,264,926	4,497,990
TPG Telecom Ltd	621,714	846,844
Virgin Australia Holdings Ltd *	6,160,996	1,792,491

		86,897,539

Austria - 1.0%

Andritz AG	66,055	5,472,653
Austriamicrosystems AG	20,830	851,393
Oesterreichische Post AG	133,194	4,019,503

		10,343,549

Bermuda - 2.2%

Catlin Group Ltd	410,528	2,532,948
First Pacific Co Ltd	2,959,200	3,078,509
Giordano International Ltd	5,056,000	3,643,505
Johnson Electric Holdings Ltd	3,935,000	2,170,230
Lancashire Holdings Ltd	346,328	3,892,952
Northern Offshore Ltd Δ	659,008	1,404,520
Orient Overseas International Ltd	346,500	2,014,429
Oriental Watch Holdings	5,210,000	2,378,314
Signet Jewelers Ltd (LI) Δ	66,456	2,876,308
Sinolink Worldwide Holdings Ltd *	2,128,000	161,063

		24,152,778

Canada - 9.7%

Alacer Gold Corp *	322,308	3,313,874
AuRico Gold Inc (TSE) *	323,000	2,596,682
B2Gold Corp *	834,700	2,539,946
Calfrac Well Services Ltd	108,125	3,024,847
Canfor Pulp Products Inc	98,500	1,200,854
Canyon Services Group Inc	269,900	3,165,944
Capital Power Corp	126,900	3,129,058
Capstone Mining Corp *	476,700	1,300,835
Celestica Inc *	500,000	3,676,074
Dundee Precious Metals Inc *	379,500	3,062,076
Ensign Energy Services Inc	192,400	3,068,957
Ithaca Energy Inc *	1,475,200	3,142,267
Keyera Corp	140,467	6,894,086
Labrador Iron Ore Royalty Corp	112,000	4,122,699
Manitoba Telecom Services Inc	70,000	2,038,675
Methanex Corp (TSE)	102,600	2,348,596
Minefinders Corp *	307,800	3,272,122
Neo Material Technologies Inc *	227,100	1,634,005
Nevsun Resources Ltd	696,300	3,868,523
Open Range Energy Corp *	479,600	880,346
Pacific Rubiales Energy Corp	114,300	2,101,437
Pan American Silver Corp	74,100	1,620,562
Parkland Fuel Corp	328,400	4,090,696
Poseidon Concepts Corp	423,918	5,180,642
Progress Energy Resources Corp	262,600	3,412,833
Quebecor Inc ‘B’	106,000	3,630,272
Russel Metals Inc	230,800	5,079,299
Sandvine Corp * Δ	1,268,100	1,419,027
SEMAFO Inc	369,460	2,393,557
TELUS Corp	102,000	5,771,072
The Jean Coutu Group PJC Inc ‘A’	234,000	2,928,589
TransForce Inc	57,200	727,107
Transglobe Energy Corp *	6,100	48,321
Trican Well Service Ltd	168,800	2,907,917
Trinidad Drilling Ltd	379,900	2,897,495
Westjet Airlines Ltd Δ	224,000	2,552,775

		105,042,067

Cayman - 0.7%

AMVIG Holdings Ltd Δ	2,232,000	1,183,554
Hutchison Telecommunications Hong Kong Holdings Ltd Δ	12,020,000	4,631,219
Polarcus Ltd *	3,638,193	1,692,626

		7,507,399

Cyprus - 0.2%

Songa Offshore SE *	626,408	1,904,891

Denmark - 1.1%

H Lundbeck AS	293,100	5,500,934
Royal UNIBREW AS	41,465	2,323,878
TDC AS	279,500	2,236,736
Tryg AS	40,602	2,250,400

		12,311,948

Finland - 0.8%

Orion OYJ ‘B’	286,806	5,580,553
Sponda OYJ	698,282	2,809,822

		8,390,375

France - 6.2%

ALTEN	83,559	1,960,213
Altran Technologies SA *	724,565	2,619,809
Arkema SA	71,000	5,015,859
Eiffage SA	59,800	1,440,816
Faurecia	91,776	1,729,076
JCDecaux SA *	123,200	2,828,578

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Klepierre REIT	83,808	$2,380,996
Legrand SA	79,649	2,551,593
Mercialys SA	88,822	2,861,304
Neopost SA	79,259	5,324,831
Nexity SA	81,800	1,852,132
Plastic Omnium SA	98,289	1,951,891
Publicis Groupe SA	53,025	2,433,566
Safran SA	98,898	2,956,112
SCOR SE	200,855	4,679,986
Societe BIC SA	73,355	6,494,697
Technip SA	32,150	3,004,835
Ubisoft Entertainment SA *	500,605	3,344,437
Valeo SA	35,332	1,398,101
Wendel SA	63,442	4,208,613
Zodiac Aerospace	72,931	6,154,502

		67,191,947

Germany - 5.4%

Aareal Bank AG *	236,587	4,261,263
Bertrandt AG	58,524	3,840,818
Bilfinger Berger SE	32,753	2,780,468
Brenntag AG	37,569	3,490,096
Duerr AG	129,865	5,714,241
Freenet AG	284,543	3,682,673
Gerresheimer AG	88,632	3,692,961
Hannover Rueckversicherung AG	113,372	5,623,343
Infineon Technologies AG	301,748	2,271,170
Jenoptik AG * Δ	188,176	1,111,043
Kabel Deutschland Holding AG *	52,474	2,655,450
Kloeckner & Co SE	179,800	2,308,187
Leoni AG	99,656	3,311,383
MTU Aero Engines Holding AG	61,650	3,944,655
Software AG	75,598	2,793,827
Stada Arzneimittel AG	122,400	3,045,515
Suedzucker AG	126,705	4,033,326

		58,560,419

Hong Kong - 1.0%

Dah Chong Hong Holdings Ltd	1,887,000	2,213,178
PCCW Ltd	5,796,000	1,994,681
Techtronic Industries Co Ltd	2,864,000	2,936,552
Television Broadcasts Ltd	562,000	3,411,887

		10,556,298

Ireland - 1.1%

DCC PLC	96,037	2,267,285
Irish Continental Group PLC Δ	58,000	1,138,733
Kenmare Resources PLC *	3,190,200	2,266,010
Paddy Power PLC	47,383	2,723,644
Smurfit Kappa Group PLC *	430,251	2,599,172
United Drug PLC	419,051	1,109,626

		12,104,470

Italy - 2.2%

Banca Generali SPA	83,552	776,309
Brembo SPA	418,737	3,570,538
Danieli & Co SPA	91,246	1,919,140
De’Longhi SPA	259,182	2,286,001
DiaSorin SPA	51,007	1,282,893
Iren SPA	1,205,900	1,132,250
MARR SPA	119,128	999,506
Mediolanum SPA	743,381	2,877,836
Recordati SPA	694,860	5,009,308
Societa Iniziative Autostradali e Servizi SPA	275,535	2,070,411
Trevi Finanziaria Industriale SPA	274,405	1,737,388

		23,661,580

Japan - 21.7%

Aeon Credit Service Co Ltd	427,800	6,751,315
Aiful Corp *	1,647,150	2,310,445
Asahi Holdings Inc	144,800	2,870,466
Bando Chemical Industries Ltd Δ	429,000	1,615,072
Calsonic Kansei Corp	775,000	4,412,820
Capcom Co Ltd	140,100	3,303,969
Cawachi Ltd	12,200	246,462
Century Tokyo Leasing Corp	150,200	2,834,310
Circle K Sunkus Co Ltd	343,000	5,678,038
Daikyo Inc *	1,324,000	2,611,750
Dainippon Screen Manufacturing Co Ltd	432,000	3,631,700
Dainippon Sumitomo Pharma Co Ltd	451,300	5,138,149
EDION Corp	461,000	3,757,119
Fields Corp Δ	1,330	2,047,731
Fuji Oil Co Ltd	247,900	3,545,849
Futaba Industrial Co Ltd	402,300	2,261,619
Geo Holdings Corp	1,817	1,885,266
Gulliver International Co Ltd Δ	61,880	2,544,165
Haseko Corp *	4,097,000	2,710,895
Hitachi Capital Corp	265,800	3,680,158
Hokuetsu Kishu Paper Co Ltd	420,000	2,818,893
Idemitsu Kosan Co Ltd	44,700	4,603,365
IT Holdings Corp	283,400	3,402,517
JFE Shoji Holdings Inc	452,000	1,882,827
JVC Kenwood Corp *	1,149,500	3,965,925
Kanematsu Corp *	3,121,000	2,916,436
Kawai Musical Instruments Manufacturing Co Ltd Δ	1,429,000	2,647,596
Kiyo Holdings Inc Δ	2,067,000	3,223,083
KYORIN Holdings Inc	186,000	3,272,366
Lion Corp	396,000	2,341,652
Maeda Road Construction Co Ltd Δ	549,000	5,763,548
Maruha Nichiro Holdings Inc	2,032,000	3,752,684
MCJ Co Ltd Δ	1,385,500	2,246,629
Ministop Co Ltd	106,300	1,986,434
Mitsubishi Gas Chemical Co Inc	472,000	2,614,667
Mitsubishi Steel Manufacturing Co Ltd Δ	981,000	2,468,534
MTI Ltd Δ	2,428	2,971,229
Nichi-iko Pharmaceutical Co Ltd	134,600	3,166,493
Nichiha Corp Δ	379,100	4,074,552
Nichii Gakkan Co	302,700	3,690,790
Nihon Kohden Corp	82,000	2,021,502
Nippo Corp	505,000	4,825,862
Nippon Carbon Co Ltd	1,291,000	3,617,531
Nippon Piston Ring Co Ltd *	603,000	1,188,958
Nishimatsu Construction Co Ltd	534,000	914,704
Nissin Electric Co Ltd	328,000	1,829,859
NS Solutions Corp	138,800	2,763,228
Oenon Holdings Inc	123,000	287,928
Oki Electric Industry Co Ltd *	2,039,000	1,825,035
PanaHome Corp	364,000	2,466,594
Sasebo Heavy Industries Co Ltd Δ	1,074,000	1,741,997
Seino Holdings Corp	226,000	1,751,246
Shindengen Electric Manufacturing Co Ltd	290,000	1,214,927
Shinko Plantech Co Ltd	277,600	2,240,990
Ship Healthcare Holdings Inc	173,300	3,783,394
Showa Corp * Δ	549,000	3,162,463
SKY Perfect JSAT Holdings Inc	6,860	3,433,598
Sohgo Security Services Co Ltd	98,200	1,034,840
Star Micronics Co Ltd	271,800	2,457,392
Sumitomo Osaka Cement Co Ltd	1,246,000	3,404,680
Sumitomo Real Estate Sales Co Ltd	87,630	3,417,734
Suruga Bank Ltd	473,000	4,230,162
Taihei Kogyo Co Ltd	329,000	1,751,399
TBK Co Ltd	109,000	520,078
The Gunma Bank Ltd	754,000	4,146,594
The Higo Bank Ltd	242,000	1,366,803
The Keiyo Bank Ltd Δ	739,000	3,662,103
The Musashino Bank Ltd	114,500	3,806,479
The Okinawa Electric Power Co Inc	72,300	3,083,041
The San-In Godo Bank Ltd	227,000	1,700,314
Tokyo Tatemono Co Ltd *	690,000	2,085,317

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Tokyu REIT Inc	809	$4,066,673
Toshiba Machine Co Ltd	205,000	1,031,488
Tosoh Corp	1,465,000	3,913,950
Touei Housing Corp Δ	213,900	2,184,702
Toyo Tire & Rubber Co Ltd Δ	1,157,000	2,626,648
Tsubakimoto Chain Co	620,000	3,193,782
Tsuruha Holdings Inc	57,400	3,213,165
U-Shin Ltd	8,900	71,599
Uniden Corp Δ	747,000	2,502,398
United Arrows Ltd	286,700	5,528,447
Universal Entertainment Corp	87,300	2,410,783
Zeon Corp	272,000	2,357,742

		236,485,647

Luxembourg - 0.3%

AZ Electronic Materials SA	369,900	1,376,706
Millicom International Cellular SA SDR	23,800	2,383,179

		3,759,885

Multi-National - 0.0%

HKT Trust & HKT Ltd	126,000	72,762

Netherlands - 1.8%

Aalberts Industries NV	197,357	3,301,280
AMG Advanced Metallurgical Group NV *	157,253	1,535,664
ASM International NV	81,064	2,379,291
Delta Lloyd NV	78,000	1,305,258
Koninklijke Ten Cate NV	85,782	2,352,146
Nutreco NV	57,295	3,762,302
SBM Offshore NV	227,260	4,671,571

		19,307,512

New Zealand - 0.3%

Chorus Ltd *	358,360	870,316
Telecom Corp of New Zealand Ltd	1,791,800	2,867,246

		3,737,562

Norway - 1.3%

Atea ASA	252,100	2,521,497
Fred Olsen Energy ASA	114,849	3,854,430
Kongsberg Gruppen ASA	92,669	1,794,045
Norske Skogindustrier ASA *	2,163,557	1,628,311
Statoil Fuel & Retail ASA *	536,386	3,987,684

		13,785,967

Singapore - 1.3%

Mapletree Logistics Trust REIT	4,018,000	2,619,074
StarHub Ltd	825,000	1,852,004
STX OSV Holdings Ltd	2,710,000	2,414,091
Suntec REIT	2,474,000	2,047,153
UOL Group Ltd	929,000	2,858,365
Yangzijiang Shipbuilding Holdings Ltd	3,127,000	2,187,928

		13,978,615

South Korea - 5.1%

Capro Corp *	80,320	1,472,943
Chong Kun Dang Pharm Corp *	147,810	2,414,611
Daesang Corp *	293,540	4,109,141
Dongbu Insurance Co Ltd	72,800	3,379,129
Doosan Corp	17,467	2,171,450
Eugene Technology Co Ltd	108,550	2,203,608
GS Home Shopping Inc *	15,289	1,540,692
Halla Climate Control Corp *	14,110	267,418
Handsome Co Ltd *	116,790	3,013,949
Huvitz Co Ltd *	26,956	289,550
IsuPetasys Co Ltd *	767,750	3,459,727
KH Vatec Co Ltd *	432,099	3,265,784
LG International Corp *	70,560	2,892,991
LIG Insurance Co Ltd	150,310	2,992,122
Mando Corp *	20,055	3,591,281
Meritz Fire & Marine Insurance Co Ltd	266,300	2,731,291
Paradise Co Ltd *	396,776	2,897,168
Seah Besteel Corp *	77,565	3,099,855
Sejong Industrial Co Ltd *	180,830	1,816,909
Simm Tech Co Ltd *	249,144	2,654,288
Sungwoo Hitech Co Ltd *	200,990	2,415,964
Youngone Corp *	135,580	3,265,503

		55,945,374

Spain - 2.5%

Almirall SA	246,766	1,692,897
Bolsas y Mercados Espanoles SA	102,483	2,757,176
Construcciones y Auxiliar de Ferrocarriles SA	8,316	4,149,756
Distribuidora Internacional de Alimentacion SA *	1,361,490	6,145,428
Endesa SA	111,216	2,273,120
Grupo Empresarial Ence SA	886,456	1,992,772
Red Electrica Corp SA	93,965	4,009,349
Viscofan SA	117,009	4,344,389

		27,364,887

Sweden - 4.0%

AarhusKarlshamn AB Δ	110,745	3,203,489
Billerud AB	466,500	3,947,663
Boliden AB	248,415	3,602,440
Castellum AB	557,512	6,892,483
Fabege AB	446,885	3,498,197
Hufvudstaden AB ‘A’	213,030	2,167,220
Intrum Justitia AB	175,384	2,739,106
Lundin Petroleum AB *	156,200	3,832,417
Meda AB ‘A’	504,681	5,238,263
Saab AB ‘B’	210,200	4,340,191
Trelleborg AB ‘B’	505,689	4,380,262

		43,841,731

Switzerland - 3.0%

Ascom Holding AG	65,936	587,826
Baloise Holding AG	85,305	5,824,787
Banque Cantonale Vaudoise	6,439	3,120,836
Bucher Industries AG	16,900	2,952,797
Dufry AG *	30,866	2,829,874
Galenica AG	6,112	3,568,774
Geberit AG *	24,867	4,787,169
Helvetia Holding AG	5,350	1,679,454
OC Oerlikon Corp AG *	759,862	4,052,237
Schmolz + Bickenbach AG *	392,642	2,236,579
Vontobel Holding AG	59,670	1,333,743

		32,974,076

United Kingdom - 16.2%

Aberdeen Asset Management PLC	2,138,890	7,016,930
Afren PLC *	1,662,819	2,208,476
Ashtead Group PLC	718,337	2,507,441
BBA Aviation PLC	647,868	1,784,467
Beazley PLC	2,962,101	6,161,464
Bellway PLC	560,356	6,193,235
Booker Group PLC	1,924,238	2,207,724
Cable & Wireless Communications PLC	4,399,849	2,603,893
Cape PLC	477,491	2,424,479
Cookson Group PLC	338,654	2,659,038
Daily Mail & General Trust PLC	743,700	4,601,356
Dairy Crest Group PLC	399,108	2,077,381
Debenhams PLC	3,791,576	3,444,307
Drax Group PLC	283,081	2,394,944
Fenner PLC	674,518	4,175,207
Ferrexpo PLC	850,392	3,542,188
Firstgroup PLC	963,607	5,040,616
GKN PLC	1,737,001	4,908,458
Go-Ahead Group PLC	186,593	3,986,071

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

	Shares	Value
Greene King PLC	441,883	$3,332,483
Gulfsands Petroleum PLC *	379,181	1,089,011
Halfords Group PLC	1,018,519	4,566,476
IG Group Holdings PLC	908,867	6,726,179
IMI PLC	277,572	3,259,065
Inmarsat PLC	395,109	2,473,469
Intermediate Capital Group PLC	894,609	3,165,781
ITV PLC	5,759,962	6,073,376
Lamprell PLC	355,776	1,479,391
London Stock Exchange Group PLC	340,633	4,199,169
Melrose PLC	875,775	4,616,345
Micro Focus International PLC	672,234	4,029,852
Mondi PLC	570,699	4,027,023
Morgan Crucible Co PLC	1,373,464	5,581,112
National Express Group PLC	725,146	2,503,734
New World Resources PLC ‘A’	211,800	1,452,551
Northgate PLC * Δ	690,681	2,056,400
Persimmon PLC	743,705	5,405,979
Petropavlovsk PLC	274,988	2,612,469
Rightmove PLC	258,335	4,976,937
Senior PLC	484,788	1,283,131
SIG PLC	1,856,403	2,410,347
Spectris PLC	282,367	5,631,811
Stagecoach Group PLC	648,573	2,728,161
TT electronics PLC	679,500	1,418,784
TUI Travel PLC	468,755	1,202,972
Tullett Prebon PLC	949,435	3,964,442
Victrex PLC	161,100	2,729,760
WH Smith PLC	819,314	6,746,594
William Hill PLC	1,566,742	4,922,175

		176,602,654

United States - 0.6%

Gran Tierra Energy Inc *	425,600	2,055,413
Virgin Media Inc	206,100	4,406,418

		6,461,831

Total Common Stocks
(Cost $1,093,282,419)		1,062,943,763

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.6%

Repurchase Agreement - 1.6%

Fixed Income Clearing Corp 0.010% due 01/03/12 (Dated 12/30/11, repurchase price of $17,579,579; collateralized by Fannie Mae: 0.000% due 06/06/12 and value $17,936,028)	$17,579,560	17,579,560

Total Short-Term Investment
(Cost $17,579,560)		17,579,560

TOTAL INVESTMENTS - 99.8%
(Cost $1,117,542,157)		1,085,966,334

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,575,563

NET ASSETS - 100.0%		$1,088,541,897

Notes to Schedule of Investments

(a)	As of December 31, 2011, the portfolio was diversified as a percentage of net assets as follows:

Industrials	21.3%
Consumer Discretionary	17.9%
Financials	16.7%
Materials	10.9%
Energy	7.4%
Information Technology	7.3%
Consumer Staples	5.7%
Health Care	5.5%
Telecommunication Services	3.3%
Utilities	2.2%
Short-Term Investment	1.6%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	As of December 31, 2011, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

Japan	21.7%
United Kingdom	16.2%
Canada	9.7%
Australia	8.0%
France	6.2%
Germany	5.9%
South Korea	5.1%
Sweden	4.0%
Switzerland	3.0%
Spain	2.5%
Bermuda	2.2%
United States (Includes Short-Term Investment)	2.2%
Italy	2.2%
Netherlands	1.8%
Singapore	1.3%
Norway	1.3%
Denmark	1.1%
Ireland	1.1%
Hong Kong	1.0%
Austria	1.0%
Others (each less than 1.0%)	2.3%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	As of December 31, 2011, 6.2% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2011

(e)	Forward foreign currency contracts outstanding as of December 31, 2011 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Sell	EUR	8,811,000	01/12	SSB	$95,839
Sell	GBP	6,136,000	01/12	SSB	(19,615)

Total Forward Foreign Currency Contracts					$76,224

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of December 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$5,443,011	$-	$5,443,011	$-
	Common Stocks
	Australia	86,897,539	-	86,897,539	-
	Austria	10,343,549	-	10,343,549	-
	Bermuda	24,152,778	-	24,152,778	-
	Canada	105,042,067	101,728,193	3,313,874	-
	Cayman	7,507,399	-	7,507,399	-
	Cyprus	1,904,891	-	1,904,891	-
	Denmark	12,311,948	-	12,311,948	-
	Finland	8,390,375	-	8,390,375	-
	France	67,191,947	-	67,191,947	-
	Germany	58,560,419	-	58,560,419	-
	Hong Kong	10,556,298	-	10,556,298	-
	Ireland	12,104,470	-	12,104,470	-
	Italy	23,661,580	-	23,661,580	-
	Japan	236,485,647	-	236,485,647	-
	Luxembourg	3,759,885	-	3,759,885	-
	Multi-National	72,762	72,762	-	-
	Netherlands	19,307,512	-	19,307,512	-
	New Zealand	3,737,562	870,316	2,867,246	-
	Norway	13,785,967	-	13,785,967	-
	Singapore	13,978,615	-	13,978,615	-
	South Korea	55,945,374	-	55,945,374	-
	Spain	27,364,887	-	27,364,887	-
	Sweden	43,841,731	-	43,841,731	-
	Switzerland	32,974,076	-	32,974,076	-
	United Kingdom	176,602,654	-	176,602,654	-
	United States	6,461,831	6,461,831	-	-

		1,062,943,763	109,133,102	953,810,661	-
	Short-Term Investment	17,579,560	-	17,579,560	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	95,839	-	95,839	-

	Total Assets	1,086,062,173	109,133,102	976,929,071	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(19,615)	-	(19,615)	-

	Total Liabilities	(19,615)	-	(19,615)	-

	Total	$1,086,042,558	$109,133,102	$976,909,456	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-132

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies—not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.
Item 11. Controls and Procedures.
(a) The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof — attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30b-2(a)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 7, 2012

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date:	March 7, 2012